UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1.	Report to Stockholders

THRIVENT® MUTUAL FUNDS

OCTOBER 31, 2016

THRIVENT MUTUAL FUNDS ANNUAL REPORT

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Dear Shareholder:

Through the second half of fiscal 2016, Thrivent Mutual Funds has continued to build on our success of the past few years.

Our investment team of more than 100 investment professionals and portfolio managers has continued to deliver strong relative performance for many of our 21 Thrivent Mutual Funds throughout fiscal 2016.

In addition, the longer-term performance of many of our funds has also been strong. Review the Portfolio Perspective section of this report for performance information.

This continues a run of success that we hope to continue well into the future. You may recall that in February of this year, Thrivent Mutual Funds was honored as one of the winners of the prestigious Thomson Reuters Lipper Fund Awards.

It was the second year in a row that Thomson Reuters Lipper, a well-known institution that tracks and compares mutual fund performance, has honored Thrivent Mutual Funds, based on three-year risk-adjusted performance (period ending November 30, 2015).

Thrivent Mutual Funds was named Best Overall—Small Fund Family, as well as the Best Mixed-Assets—Small Fund Family. This award covers six of our Funds: Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, and Thrivent Diversified Income Plus Fund.

There will be periods, of course, in which our Funds underperform relative to their peers. But you can rest assured that we will always take a long-term view of fund performance and seek to provide consistently competitive returns over time.

We continue to stay focused on improving your shareholder experience and actively managing your funds in order to help you meet your particular investment goals. Thrivent Mutual Funds will continue to pursue new ways to serve you better and to provide innovative investment solutions.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

Some Thrivent Mutual Funds had fee waivers in effect for 2015. If these waivers had not been in effect, performance would have been lower for these funds. See ThriventFunds.com or the Prospectus for current waiver information.

*Award for US region only.

For the 2016 Thomson Reuters Lipper Fund Awards (based on period ended 11/30/2015), a small fund family is defined as having assets of $57.7 billion or less. The 2015 definition (based on period ending 11/30/2014) was $52.6 billion or less. Money Market assets are excluded. For 2016, 27 Fund Families were included in the Overall Small Fund Family group and 43 Fund Families were included in the Mixed-Assets Small Fund Family asset class group. For 2015, 38 Fund Families were included in the Mixed-Assets Small Fund Family asset class group. This recognition only indicates performance for the three-year time period.

Thomson Reuters Lipper methodology: Asset Class Group Awards and Overall Group Awards are given to the best large and best small fund families separately. Small fund family groups need to have at least 3 distinct portfolios in 1 of the asset classes (equity, bond, or mixed-asset) to qualify for an Asset Class Group award; they must have at least 3 equity, 3 bond and 3 mixed- asset funds to qualify for an Overall Group award.

The lowest average decile rank of the 3 years’ Consistent Return measure of the eligible funds per asset class and group will determine the Asset Class Group award winner over the 3-year period. An Overall Group award will be given to the group with the lowest weighted average decile ranking of its respective asset class results based on the methodology described above. In cases of identical results the lower average percentile rank will determine the winner. Front-end sales charges are not taken into consideration.

The Consistent Return measure takes into account both short- and long-term risk-adjusted performance relative to fund classification. The measure is based on the Effective Return computation. Effective Return is a risk-adjusted return measure that looks back over a variety of holding periods (measured in days, weeks, months, and/or years). Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, relative to peers.

Copyright 2016 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

Performance data cited represents past performance and should not be viewed as an indication of future results. Investment return and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the fund, which investors should read and consider carefully before investing. Prospectuses are available from a Thrivent Financial representative or at ThriventFunds.com.

Dear Shareholder:

The stock market experienced slow growth with very little volatility through the final six months of the fiscal year that ended October 31, 2016. After a gain of only 0.43% through the first six months of fiscal 2016, the S&P 500 Index was up 4.51% for the full 12-month period. Yields on U.S. 10-year Treasuries remained under 2% as investors continued to move to the bond market over concerns of a slowing economy and low or negative yields on government issues in Europe and Japan.

Economic Review

The U.S. economy experienced an uptick in gross domestic product (GDP) growth, which is the broadest measure of economic output. During the third quarter (through September 30, 2016), GDP grew at an annualized rate of 2.9%, according to the U.S. Commerce Department. However, that figure is somewhat deceiving. While net trade added 0.8%, this was driven by a huge surge in soybean exports due to a drought in South America. In addition, an inventory buildup added 0.6%. Neither development is considered to be sustainable.

The economy has been sluggish through much of the second half of fiscal 2016 due to a variety of factors, including declining corporate earnings, a slow recovery in the energy industry, an elevated dollar, and tepid consumer spending and manufacturing production, as well as a slow global economy.

Market Review

Although there was earlier speculation that the Federal Reserve (Fed) would begin raising interest rates this year, the slow economy convinced them to hold rates steady since December 2015, which was the last time rates were raised. However, we still believe the Fed may make one rate hike before the end of calendar year 2016.

In the stock market, much of the second half of our fiscal year has been characterized by a stagnant or slow market due to economic uncertainty. Although oil began to rebound during the first few months of 2016—from under $27 a barrel on February 11 to over $40 a barrel in April—price improvement has slowed since then, ending October at $48.24 a barrel (West Texas Crude). The S&P Energy Sector was up 15.27% for 2016 through October 31.

The global market has been in a stagnant phase over the past year. The MSCI EAFE Index, which tracks developed markets in Europe, Australasia and the Far East, posted a total return of just 0.22% for the 12-month period ended October 31. The MSCI Emerging Markets Index, which tracks stocks in developing economies, has done much better, posting a gain of 9.27% for the same 12-month period.

The bond market has been solid throughout 2016, although interest rates have remained historically low. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, was up 4.37% for the 12-month period ended October 31, 2016. But the yield for 10-year U.S. Treasuries has been under 2% for most of 2016. After dropping to an all-time low of 1.36% on July 8, 2016, the yield on Treasuries ended the period at 1.82%.

Our Outlook

The stronger-than-expected GDP growth in the third quarter could bode well for the stock market going forward although, as noted, the underlying details were not as impressive. As a result, we still anticipate a GDP growth rate of only about 1.5% for all of 2016, which is lower than the historic average.

Although job growth slowed during the past quarter, the unemployment rate is still hovering at about 4.9%, which is considered to be close to full employment. This slowdown in monthly job gains is a natural trend as the economy nears full employment. However, we still see some weakness in the jobs picture. Although the labor force participation rate for those in their prime working years (25 to 54 year olds) moved up to its highest level since 2012 at 81.7% in September, it is still about 1.5 percentage points below the pre-recession level.

While wage growth of 2.6% this year through September is encouraging, if wages continue to climb at a strong rate, that could impact corporate profit margins, which could become a headwind over the next 12 to 18 months.

Globally, over the next 12 months, we believe that China will have GDP growth of about 6%, Japan will have flat or negative growth, and Europe will have growth of about 1.6%. Actual reported annualized GDP growth through the second quarter of calendar year 2016 was 6.7% for China, 0.8% for Japan, and 1.6% for Europe.

In the U.S., despite weak corporate earnings growth and sluggish consumer spending, the economy has avoided recession so far, and we are not projecting a recession in the near term. We expect modest growth with a somewhat elevated risk of recession sometime in the next 12 months if job growth slows and consumer spending ebbs.

Sincerely,

Russell W. Swansen

Chief Investment Officer

Thrivent Mutual Funds

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THRIVENT AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Aggressive Allocation Fund earned a return of 1.34%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category, of 1.51%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA - USD Net Returns, earned returns of 4.51%, 4.37% and 0.22%, respectively.

What factors affected the Fund’s performance?

The primary factors impacting performance were the Fund’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Fund with a moderate underweighting to equity securities for much of the period, but this was not a significant factor given that stock and bond market returns domestically were similar. However, within equities, the portfolio was overweighted in international versus domestic stocks, which had the greatest effect on returns because U.S. stocks generally outperformed international stocks. Stock selection was generally favorable both domestically and internationally, particularly in the small- and mid-cap segments of the portfolio. The Fund’s large-cap allocations were generally behind their benchmarks.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another hike in late 2016. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory. Plunging commodity prices and slowing economic growth caused corporate credit to sell off in the first few months of the period, but the segment rebounded as a result of recovering commodities and monetary policy easing by global central banks. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets.

The fixed-income portion of the Fund outperformed in part because it was positioned with a long duration. This duration stance made the portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Fund also benefited from the flattening in the Treasury yield curve. Additionally, the Fund was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporate bonds significantly outperformed Treasuries. Within credit, our high-yield exposure underperformed relative to the benchmark’s high-yield holdings due to our higher-quality bias because the riskier segments of high yield posted stronger returns. This was offset by strong performance from the Fund’s investment-grade corporate bonds and leveraged loans. Additionally, holdings in U.S. agency and nonagency mortgage-backed securities contributed to outperformance within fixed income.

What is your outlook?

Equity valuations are quite full and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Negative interest rates can be found across broad sections of sovereign bonds in developed markets outside the U.S. and are intended to stimulate growth. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals and are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	42.4%
International	19.8%
Small Cap	17.8%
Short-Term Investments	9.2%
Mid Cap	6.1%
Investment Grade Debt	4.1%
High Yield	0.6%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	12.3%
Thrivent Large Cap Growth Fund	7.1%
Thrivent Mid Cap Stock Fund	6.4%
Thrivent Large Cap Value Fund	6.0%
Thrivent Large Cap Stock Fund	3.3%
Thrivent Small Cap Stock Fund	2.9%
Thrivent Limited Maturity Bond Fund	0.8%
Amazon.com, Inc.	0.7%
SPDR S&P 500 ETF Trust	0.7%
Thrivent High Yield Fund	0.6%

These securities represent 40.8% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	1.34%	8.96%	4.84%
with sales charge	-3.20%	7.95%	4.36%

Class S	1-Year	5 Years	10 Years
Net Asset Value	1.76%	9.41%	5.23%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-USA - USD Net Returns, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Moderately Aggressive Allocation Fund earned a return of 2.36%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 2.33%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA - USD Net Returns, earned returns of 4.51%, 4.37% and 0.22%, respectively.

What factors affected the Fund’s performance?

The primary factors impacting performance were the Fund’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Fund with a moderate underweighting to equity securities for much of the period, but this was not a significant factor given that stock and bond market returns domestically were similar. However, within equities, the portfolio was overweighted in international versus domestic stocks, which had the greatest effect on returns because U.S. stocks generally outperformed international stocks. Stock selection was generally favorable both domestically and internationally, particularly in the small- and mid-cap segments of the portfolio. The Fund’s large-cap allocations were generally behind their benchmarks.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another hike in late 2016. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory. Plunging commodity prices and slowing economic growth caused corporate credit to sell off in the first few months of the period, but the segment rebounded as a result of recovering commodities and monetary policy easing by global central banks. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets.

The fixed-income portion of the Fund outperformed in part because it was positioned with a long duration. This duration stance made the portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Fund also benefited from the flattening in the Treasury yield curve. Additionally, the Fund was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporate bonds significantly outperformed Treasuries. Within credit, our high-yield exposure underperformed relative to the benchmark’s high-yield holdings due to our higher-quality bias because the riskier segments of high yield posted stronger returns. This was offset by strong performance from the Fund’s investment-grade corporate bonds and leveraged loans. Additionally, holdings in U.S. agency and nonagency mortgage-backed securities contributed to outperformance within fixed income.

What is your outlook?

Equity valuations are quite full and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Negative interest rates can be found across broad sections of sovereign bonds in developed markets outside the U.S. and are intended to stimulate growth. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals and are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	35.4%
Investment Grade Debt	16.4%
International	13.6%
Small Cap	12.4%
Short-Term Investments	11.0%
Mid Cap	6.5%
High Yield	2.4%
Floating Rate Debt	2.3%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	10.3%
Thrivent Large Cap Value Fund	8.5%
Thrivent Large Cap Growth Fund	6.9%
Thrivent Mid Cap Stock Fund	6.1%
Thrivent Large Cap Stock Fund	5.1%
Thrivent Income Fund	3.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Thrivent Limited Maturity Bond Fund	1.7%
Thrivent Small Cap Stock Fund	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%

These securities represent 46.2% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	2.36%	8.21%	4.77%
with sales charge	-2.27%	7.22%	4.29%

Class S	1-Year	5 Years	10 Years
Net Asset Value	2.66%	8.61%	5.14%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-USA - USD Net Returns, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Moderate Allocation Fund earned a return of 3.06%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 3.08%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA - USD Net Returns, earned returns of 4.51%, 4.37%, and 0.22%, respectively.

What factors affected the Fund’s performance?

The primary factors impacting performance were the Fund’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Fund with a moderate underweighting to equity securities for much of the period, but this was not a significant factor given stock and bond market returns domestically were similar. However, within equities, the portfolio was overweighted in international versus domestic stocks, which had the greatest effect on returns because U.S. stocks generally outperformed international stocks. Stock selection was generally favorable both domestically and internationally, particularly in the small- and mid-cap segments of the portfolio. The Fund’s large-cap allocations were generally behind their benchmarks.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another hike in late 2016. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory. Plunging commodity prices and slowing economic growth caused corporate credit to sell off in the first few months of the period, but the segment rebounded as a result of recovering commodities and monetary policy easing by global central banks. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets.

The fixed-income portion of the Fund outperformed in part because it was positioned with a long duration. This duration stance made the portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Fund also benefited from the flattening in the Treasury yield curve. Additionally, the Fund was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporates significantly outperformed Treasuries. Within credit, our high-yield exposure underperformed relative to the benchmark’s high-yield holdings due to our higher-quality bias because the riskier segments of high yield posted stronger returns. This was offset by strong performance from the Fund’s investment-grade corporate bonds and leveraged loans. Additionally, holdings in U.S. agency and nonagency mortgage-backed securities contributed to outperformance within fixed income.

What is your outlook?

Equity valuations are quite full and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Negative interest rates can be found across broad sections of sovereign bonds in developed markets outside the U.S. and are intended to stimulate growth. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals and are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	31.1%
Large Cap	23.6%
Short-Term Investments	13.8%
International	10.5%
Small Cap	8.7%
Mid Cap	4.4%
High Yield	4.3%
Floating Rate Debt	3.6%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Large Cap Value Fund	7.7%
Thrivent Partner Worldwide Allocation Fund	5.9%
Thrivent Large Cap Growth Fund	5.9%
Thrivent Income Fund	5.8%
Thrivent Mid Cap Stock Fund	4.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.7%
Thrivent Limited Maturity Bond Fund	3.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.2%
Thrivent Large Cap Stock Fund	2.1%
Thrivent High Yield Fund	1.8%
These securities represent 42.7% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	3.06%	7.03%	4.71%
with sales charge	-1.66%	6.05%	4.23%

Class S	1-Year	5 Years	10 Years
Net Asset Value	3.31%	7.38%	5.04%

Value of a $10,000 Investment

Class A Shares*,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-USA - USD Net Returns, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own fees and expenses and the expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Moderately Conservative Allocation Fund earned a return of 3.65%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 3.25%. The Fund’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index ex-USA - USD Net Returns, earned returns of 4.51%, 4.37%, and 0.22%, respectively.

What factors affected the Fund’s performance?

The primary factors impacting performance were the Fund’s equity and fixed-income allocations and security selection within the equity and bond portfolios. We positioned the Fund with a moderate underweighting to equity securities for much of the period, but this was not a significant factor given that stock and bond market returns domestically were similar. However, within equities, the portfolio was overweighted in international versus domestic stocks, which had the greatest effect on returns because U.S. stocks generally outperformed international stocks. Stock selection was generally favorable both domestically and internationally, particularly in the small- and mid-cap segments of the portfolio. The Fund’s large-cap allocations were generally behind their benchmarks.

Over the period, the Treasury yield curve flattened significantly, meaning that yields on shorter-term Treasuries rose while yields on Treasuries of five years and longer fell substantially. Rates on short-term securities rose because the Federal Reserve delivered a rate hike in December 2015, and the market began to price in another hike in late 2016. Rates on longer-term securities declined due to concerns about slow economic growth and low inflation, along with increased foreign demand for higher-yielding U.S. securities from Europe and Japan, where yields dove into negative territory. Plunging commodity prices and slowing economic growth caused corporate credit to sell off in the first few months of the period, but the segment rebounded as a result of recovering commodities and monetary policy easing by global central banks. Corporate bond returns were strong, with yield spreads over Treasuries declining as investors sought out higher-yielding assets.

The fixed-income portion of the Fund outperformed in part because it was positioned with a long duration. This duration stance made the portfolio more sensitive to interest rate changes, which helped as long-term rates declined. The Fund also benefited from the flattening in the Treasury yield curve. Additionally, the Fund was overweighted in corporate credit and underweighted in U.S. Treasury securities, which boosted results since corporate bonds significantly outperformed Treasuries. Within credit, our high-yield exposure underperformed relative to the benchmark’s high-yield holdings due to our higher-quality bias because the riskier segments of high yield posted stronger returns. This was offset by strong performance from the Fund’s investment-grade corporate bonds and leveraged loans. Additionally, holdings in U.S. agency and nonagency mortgage-backed securities contributed to outperformance within fixed income.

What is your outlook?

Equity valuations are quite full and fixed-income markets are generally being distorted by the actions of central bankers targeting low interest rates in hopes of stimulating economic growth and mitigating deflationary pressures. Negative interest rates can be found across broad sections of sovereign bonds in developed markets outside the U.S. and are intended to stimulate growth. Central bank actions are appearing increasingly ineffective, while calls for fiscal stimulus and regulatory relief are becoming more prevalent as necessary policy actions to achieve the dual goals of accelerating economic growth and modest inflation. We continue to believe equity markets are already discounting success in achieving these goals and are not prepared for incremental ineffective policy actions; therefore, we remain modestly defensive. We anticipate the actions will ultimately be effective, but are mindful of the risks.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	42.4%
Short-Term Investments	16.4%
Large Cap	16.2%
Floating Rate Debt	6.7%
International	6.0%
High Yield	6.0%
Small Cap	3.9%
Mid Cap	2.4%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund	8.5%
Thrivent Large Cap Value Fund	6.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.0%
Thrivent Limited Maturity Bond Fund	4.8%
Thrivent Partner Worldwide Allocation Fund	4.3%
Thrivent Large Cap Growth Fund	2.8%
Thrivent High Yield Fund	2.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.6%
U.S. Treasury Notes	2.1%
Federal National Mortgage Association Conventional	1.9%
These securities represent 40.9% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	3.65%	5.56%	4.31%
with sales charge	-1.02%	4.58%	3.84%

Class S	1-Year	5 Years	10 Years
Net Asset Value	4.05%	5.92%	4.62%

Value of a $10,000 Investment

Class A Shares*,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Consumer Price Index, the MSCI All Country World Index ex-USA – USD Net Returns, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI All Country World Index ex-USA - USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*****

The consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT BALANCED INCOME PLUS FUND

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Stephen D. Lowe, CFA, and John T. Groton, CFA, Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund invests in equity securities and debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Balanced Income Plus Fund earned a return of 2.83%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 3.08%. The Fund’s market benchmarks, the S&P Composite 1500 Index, the MSCI World Index Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, earned returns of 4.68%, 1.18%, 3.27% and 8.63%, respectively. The Fund’s third market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Fund’s performance?

During the first few months of the period, a Federal Reserve (Fed) rate increase in December 2015 and guidance on additional increases in 2016 and 2017 led the U.S. dollar to continue strengthening, which caused prices for oil and other commodities to plunge further and risk aversion to spike. Energy prices and risk assets bottomed in mid-February before the tide quickly turned following a flurry of quantitative and monetary easing announcements by the European Central Bank, the Bank of Japan and other central banks outside the U.S. The U.S. economy showed slower-than-expected growth and the Fed took on a more dovish tone, pushing out market expectations for additional rate hikes. The dollar declined and commodity prices subsequently started to recover, causing risk assets to rally. Accommodative monetary policies outside the U.S. and the surprise result of the “Brexit” vote at the end of June that allows the United Kingdom to leave the European Union kept overseas interest rates extremely low, resulting in strong demand for U.S. securities with higher yields. Over the full period, interest rates moved modestly higher for Treasury securities with maturities of two years and under, while rates declined for Treasuries with maturities of three years and longer, causing the yield curve to flatten.

The Fund’s fixed-income portfolio benefited from the rebound in energy, metals and mining, and leveraged loans in the corporate sector. Also, exposure to nonagency residential mortgage-backed securities aided results. The primary detractor in fixed income was a higher-quality bias within high-yield credit in light of the strong outperformance of lower-quality bonds.

Within our U.S. and international equity portfolios, we continued to drive returns through stock selection while keeping sector weightings close to neutral versus their respective benchmarks. In the U.S. equity market, yield-driven and more stable sectors outperformed for the first eight months of the reporting period in conjunction with falling Treasury rates. During that time frame, our U.S. equity portfolio benefited from stock selection in these sectors, including consumer staples, real estate, utilities and telecommunication services. Stock selection was challenging in the more cyclical consumer discretionary, energy and financial sectors. Sector leadership reversed in mid-2016, causing yield-driven sectors to lag and our stock selection success to broaden out to the majority of sectors in the final months. In international equities, we positioned our portfolio with an emphasis on low-volatility stocks due to the risk aversion in the market, which benefited performance over the period. We experienced strong stock selection in financials, while consumer discretionary and materials stocks detracted.

Real estate investment trust (REIT) stocks performed well, given stable occupancy rates, increasing rent levels for most property types, and lower long-term Treasury yields. In the Fund’s REIT portfolio, stock selection was favorable in the office, industrial and retail sectors. Also, an overweighting in data center REITs and underweighting in hotel REITs proved helpful.

What is your outlook?

While we believe a Fed rate increase is likely in December 2016, we continue to anticipate policymakers will proceed at a slow pace. However, the election results have increased the odds of fiscal stimulus, which may result in higher economic growth and inflation expectations. In the fixed-income portfolio, we have reduced exposure to high-yield bonds and alternative equity securities, while adding agency and nonagency mortgage-backed securities, which offer attractive yields with less volatility. We also reduced the Fund’s duration and bias to benefit from a flatter yield curve. In the international equity portfolio, we have shifted away from low-volatility exposure and moved toward emphasizing value stocks. In the U.S. equity portfolio, we continue to implement our bottom-up stock selection process as our industry analysts search for the best ideas regardless of the macroeconomic backdrop.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	41.2%
Long-Term Fixed Income	30.6%
Bank Loans	15.3%
Short-Term Investments	9.0%
Preferred Stock	1.4%
Registered Investment Companies	2.5%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	11.4%
Consumer Discretionary	11.4%
Information Technology	9.9%
Foreign Government	7.6%
Real Estate	7.1%
Telecommunications Services	6.9%
Consumer Staples	6.7%
Mortgage-Backed Securities	5.3%
Materials	5.2%
Energy	4.8%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.1%
Amazon.com, Inc.	1.0%
Apple, Inc.	0.8%
Comcast Corporation	0.7%
Materials Select Sector SPDR Fund	0.7%
Citigroup, Inc.	0.7%
Abbott Laboratories	0.7%
Visa, Inc.	0.7%
Microsoft Corporation	0.6%
These securities represent 9.0% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	2.83%	7.97%	5.24%
with sales charge	-1.77%	6.99%	4.76%

Class S	1-Year	5 Years	10 Years
Net Asset Value	3.30%	8.42%	5.73%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The MSCI World Index – USD Net Returns is an unmanaged market-capitalization-weighted index that represents the performance of large and mid-cap stock across 23 developed market countries. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

****

The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

*****

The S&P composite 1500® Index measures the performance of 1,500 publicly traded stocks. “S&P 1500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

******	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Michael G. Landreville, CFA and CPA (inactive), Gregory R. Anderson, CFA and CPA (inactive), Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, and Kent L. White, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund primarily invests in a broad range of debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Opportunity Income Plus Fund earned a return of 5.60%, compared with the median return of its peer group, the Lipper Multi-Sector Income Funds category, of 5.79%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, earned returns of 8.63% and 3.27%, respectively. The Fund’s third market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Fund’s performance?

At the start of the period, investors began pricing in a Federal Reserve (Fed) rate hike by the end of 2015 and interest rates began to rise, particularly for Treasury securities with maturities less than 10 years. The Fed delivered with a rate increase in December, while offering guidance that more increases were coming. The news caused the dollar to strengthen and prices for oil and other commodities to plummet. The resulting risk aversion drove corporate bond spreads significantly wider, particularly for high-yield bonds, which went from a spread of 5.60% to Treasuries at the beginning of November 2015 to 8.40% by February 11, the day that marked the bottom of the sell off for risk assets. Energy and commodity-related sectors led the market decline, including metals and mining, exploration and production, refining, midstream and oil services.

The tide quickly turned in mid-February following a flurry of quantitative and monetary easing announcements by the European Central Bank, the Bank of Japan and other central banks outside the U.S. At the same time, the U.S. economy showed slower-than-expected growth and the Fed pushed out expectations for additional rate hikes. The dollar declined and commodity prices started to recover, causing risk assets to rally and spreads to tighten for both high-yield and investment-grade corporate bonds. Accommodative monetary policies outside the U.S. and the surprise result of the “Brexit” vote at the end of June that allows the United Kingdom to leave the European Union kept overseas interest rates extremely low, in some cases falling into negative territory. These historically low rates resulted in strong demand for U.S. securities with higher yields and pushed corporate bond spreads even tighter.

During the period, a significant portion of the Fund continued to be invested in corporate bonds, including approximately 30% in floating-rate leveraged bank loans, 15% in high-yield corporate bonds and 10% in investment-grade corporate bonds. Approximately 20% of the Fund was invested in securitized assets, including nonagency residential mortgage-backed securities (RMBS). We increased the Fund’s emerging market exposure to approximately 15% of net assets.

The Fund’s modest shortfall versus its Lipper peers and underperformance versus the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index was primarily due to the Fund’s higher-quality bias within high-yield credit. Lower-quality bonds considerably outperformed this year with CCC-rated bonds advancing more than 16% over the full period, but up nearly 60% from their February lows. Elsewhere in corporates, however, the Fund benefited from the rebound in energy, metals and mining and leveraged loans. Also, the Fund’s approximately 10% weighting in nonagency RMBS aided results. The Fund outperformed the Bloomberg Barclays U.S. Mortgage-Backed Securities Index due to its higher exposure to the corporate sector.

What is your outlook?

While we believe a Fed rate increase is likely in December 2016, we continue to anticipate policymakers will proceed at a slow pace. However, the election results have increased the odds of fiscal stimulus, which may result in higher economic growth and inflation expectations. That being said, we believe investors should expect a more subdued return environment over the next 12 months because rates will likely move higher, and some tailwinds from heavy overseas demand for U.S. yield product may subside. We have reduced our exposure to high-yield bonds by around 3% because of their lofty valuations and lowered our weighting in alternative equity securities to about 2% due to their strong returns. With the proceeds, we are adding exposure to agency and nonagency mortgage-backed securities, which continue to offer attractive yields with less volatility. After the significant rate decline in August, we reduced the Fund’s duration, or interest-rate sensitivity, and its bias to benefit from a flatter yield curve, which we had implemented by overweighting securities with maturities of five years and longer.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Foreign Government	15.1%
Communications Services	12.4%
Financials	9.8%
Mortgage-Backed Securities	9.1%
Collateralized Mortgage Obligations	8.1%
Consumer Non-Cyclical	7.7%
Consumer Cyclical	7.6%
Technology	5.1%
Energy	4.3%
Asset-Backed Securities	4.1%
Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.2%
Federal National Mortgage Association Conventional	1.1%
Valeant Pharmaceuticals International, Inc., Term Loan	1.0%
U.S. Treasury Notes	1.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
WideOpenWest Finance, LLC, Term Loan	0.9%
First Data Corporation, Term Loan	0.8%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.8%
These securities represent 12.3% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used.

Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	5.60%	3.25%	4.13%
with sales charge	0.89%	2.31%	3.65%

Class S	1-Year	5 Years	10 Years
Net Asset Value	5.84%	3.52%	4.44%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the indices shown. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Subadvised by Aberdeen Asset Managers Limited

The Fund seeks long-term capital growth.

The Fund primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Partner Emerging Markets Equity Fund earned a return of 11.36%, compared with the median return of its peer group, the Lipper Emerging Markets Funds category, of 8.10%. The Fund’s market benchmark, the MSCI Emerging Markets Index - USD Net Returns, earned a return of 9.27%.

What factors affected the Fund’s performance?

Emerging market equities ended higher over the year. One of the key events during the review period was the rate hike by the U.S. Federal Reserve (Fed) in December, although the well-telegraphed move did not rattle markets. At the start of 2016, weak crude oil prices and a sell off in Chinese shares heightened risk aversion. However, continued monetary stimulus from global central banks and a sharp rebound in commodity prices spurred a comeback. In June, the U.K.’s vote to leave the European Union sent shockwaves across global markets, causing the British pound to crash to a multi-year low. Meanwhile, a delay in additional interest rate hikes by the Fed and signs of stabilization in the Chinese economy supported improving investor sentiment. However, caution ahead of the U.S. election capped gains toward the end of the period.

The Fund outperformed the benchmark and Lipper peers driven by positive stock selection and allocation effects. Asia was a key contributor, including China, where currency weakness benefited the Fund. However, our portfolio’s lack of exposure to Tencent and Alibaba detracted because the companies posted steady operating results and hold large positions in the benchmark. The Fund’s underweighting to Korea added to relative performance because the market underperformed the regional index. An overweighting to Indonesia was also positive since the market rose over the review period along with investor sentiment, which was buoyed by the promising pace of reforms and further monetary easing. Stock selection in Indonesia was positive as well, led by strong performance from Astra International, which is well positioned to capitalize on a recovery and better outlook in the country. The Fund’s overweighting to Indian equities, which underperformed the broader emerging markets, was a negative factor; however, this was more than offset by a positive contribution from stock selection. Indian companies Ultra Tech Cement and Grasim Industries performed well due to their sequential improvements in profitability delivered during the year.

In EMEA (Europe, Middle East and Africa), stock selection in Poland was positive, led by food retailer Jeronimo Martins, in light of an improving operating environment. In Russia, the Fund benefited from the strong performance of Lukoil, which saw its shares rebound based on a better outlook for oil prices and improvements in its second-quarter results. Conversely, stock selection in South Africa was weak with retail holding Truworths International reporting lackluster results.

In Latin America, the Fund gained from an overweighting to Brazil because both its stock market and currency performed well. Attention turned to economic reform following the end of a lengthy impeachment process. The Fund’s Brazilian holdings, such as lender Banco Bradesco, shopping mall operator Multiplan and retailer Lojas Renner, contributed favorably to relative performance. However, overall stock selection was negative due to the lack of exposure to state-owned companies such as Petrobras, which benefited from the improving political landscape. Elsewhere, the Fund’s positive stock selection in Mexico offset the impact of a weaker peso.

What is your outlook?

A knee-jerk sell off across markets following Donald Trump’s victory in the U.S. presidential election seemed understandable since investors had largely priced in a Hillary Clinton win. However, until we see greater clarity regarding Trump’s policies, it is difficult to predict the impact on emerging markets. One potential concern is the possibility of increased trade barriers and a winding back of trade agreements. The other pertinent factor is the impact on the U.S. dollar and the Fed’s monetary policy. On a brighter note, however, most emerging economies are in a better position to weather the uncertainty than they were during the “taper tantrum” in 2013. In addition, many of these countries, such as Brazil, India and Indonesia, still have room to ease rates to help spur economic activity. At the corporate level, quarterly earnings have been in line or slightly above expectations for the most part, supported by lower input costs and improved cost management. We remain confident in the quality of the Fund’s holdings, while valuations are still attractive despite the turnaround in emerging markets this year.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	93.1%
Preferred Stock	4.9%
Short-Term Investments	2.0%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	29.2%
Consumer Staples	14.9%
Information Technology	12.2%
Materials	10.6%
Consumer Discretionary	9.3%
Energy	7.4%
Real Estate	5.8%
Telecommunications Services	4.9%
Industrials	1.6%
Health Care	1.3%
Top 10 Countries
(% of Net Assets)
India	13.9%
Brazil	12.2%
Hong Kong	11.1%
Mexico	7.8%
South Korea	6.9%
Taiwan	5.2%
Indonesia	5.1%
Thailand	4.7%
Turkey	4.6%
Russia	4.5%
Investments in securities in these countries represent 76.0% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

Portfolio Composition excludes collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	From Inception 8/31/2012
without sales charge	11.36%	-2.96%
with sales charge	6.36%	-4.02%

Class S	1-Year	From Inception 8/31/2012
Net Asset Value	11.67%	-2.65%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the MSCI Emerging Markets Index - USD Gross Returns, the MSCI Emerging Markets Index - USD Net Returns, and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI Emerging Markets Index - USD Gross Returns is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The MSCI Emerging Markets Index - USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, and James M. Tinucci, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Small Cap Stock Fund earned a return of 5.72%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 3.32%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of 4.11%.

What factors affected the Fund’s performance?

The Fund provided strong results relative to its benchmark and Lipper peer group driven by favorable stock selection, while sector allocations generally detracted from performance. Stock selection was strongest in the health care, industrials and energy sectors.

In health care, the position in shares of Align Technology drove performance; this has been a multi-year holding in the portfolio. The company makes the Invisaline System for treating the misalignment of teeth. It has a strong competitive position due to its patents and market share. Some shares have been sold due to valuation concerns; however, we still hold some due to the long-term secular growth opportunity for its business.

In the industrial sector, positions in Waste Connections (WCN)—a waste collection and disposal company—and Granite Construction (GVA)—a provider of construction services and supplies for building roads, bridges and tunnels—were major contributors to performance. The WCN position was the result of its acquisition of Progressive Waste Solution in June of this year. Again, we have reduced the position due to valuation, but continue to hold shares in the portfolio. GVA was a cyclical investment thesis. As the U.S. moves through its economic cycle, eventually federal, state and local governments’ budgets improve, and they begin to fund deferred infrastructure projects. This cycle has not been an exception. The deferred spending was exacerbated by the inability of the federal government to fund a long-term highway bill until this year. Shares of GVA benefited as investors have become more optimistic of the prospects for increased spending. We have recently reduced the position due to valuation concerns, but still hold some shares.

In energy, positions in three exploration and production companies—Callon Petroleum, Parsley Energy and WPX Energy—drove performance. All are located in the Permian Basin in western Texas. This area is one of the lower-cost shale “plays” where improving production profiles have driven stock performance as well as the oil price recovery. We remain overweighted in the energy sector.

In terms of sector allocations, the Fund’s results were hindered by underweighted positions in the utilities, real estate investment trust (REIT) and materials sectors relative to the benchmark and peer funds. These sectors were among the strongest-performing areas of the market. While utilities and REITs benefited from declining interest rates during much of the period, we had difficulty finding good companies at attractive prices. In materials, much of the sector’s strong performance was driven by the silver, gold, precious metals and minerals industries. However, we typically avoid these areas because they do not offer the core attributes that we favor and can forecast—sales and income growth, capital requirements and free cash flow.

What is your outlook?

Investor sentiment about the economy fluctuates much more rapidly and with greater amplitude than actual changes in activity. These swings in economic sentiment often result in sharp movements in stock prices. Our focus remains on finding solid companies that are attractively priced with long runways ahead of them for growth in sales, income and free cash flow. Short-term price changes are an opportunity for investors that are focused on the long term.

While the U.S. economy is later in its cycle, many overseas trading partners are not. In addition, a number of industries are still depressed and have multi-year potential for improvement, including energy, agriculture, commodities and some areas of financial services. We will continue to look for opportunities in industries and companies that can grow regardless of the economic environment.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.1%
Registered Investment Companies	3.4%
Short-Term Investments	1.5%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	22.3%
Industrials	18.9%
Information Technology	16.5%
Health Care	11.2%
Consumer Discretionary	7.9%
Materials	5.4%
Energy	4.5%
Real Estate	3.7%
Equity Funds/ETFs	3.4%
Utilities	2.3%

Top 10 Holdings
(% of Net Assets)
Microsemi Corporation	2.6%
Nutrisystem, Inc.	2.1%
Hanmi Financial Corporation	2.1%
Arista Networks, Inc.	2.0%
DST Systems, Inc.	1.9%
AZZ, Inc.	1.9%
Granite Construction, Inc.	1.9%
Primerica, Inc.	1.7%
Booz Allen Hamilton Holding Corporation	1.7%
Synovus Financial Corporation	1.7%
These securities represent 19.6% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2016
Class A2	1-Year	5 Years	10 Years
without sales charge	5.72%	10.22%	4.21%
with sales charge	0.93%	9.21%	3.73%

Class S	1-Year	5 Years	10 Years
Net Asset Value	6.12%	10.77%	4.81%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Mid Cap Stock Fund earned a return of 12.93%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 3.05%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 4.17%.

What factors affected the Fund’s performance?

The Fund produced exceptional absolute and relative returns during the reporting period, which was led by stock selection in the information technology, financial and energy sectors. Within information technology, NVIDIA and Applied Materials significantly outperformed their peers. NVIDIA benefited from expanding addressable end-markets, including gaming, automotive and artificial intelligence, combined with new product introductions, excellent execution and shareholder-friendly capital management. Applied Materials was also the beneficiary of growing end markets in semiconductor equipment and organic light-emitting diode displays, while expanding its market share by introducing new products in each area.

The Fund’s financial sector returns were buoyed by strong regional bank performance and an investment in Nasdaq. Solid results from Zions Bancorporation, First Republic Bank and KeyCorp were propelled by low valuations, solid loan growth and the prospect of rising interest rates. Nasdaq’s valuation improved based on the company’s continued business model diversification away from a reliance on unpredictable trading revenues to more stable recurring revenues.

Finally, the Fund’s significant outperformance in the energy sector resulted from rising oil prices and our focus on the lowest-cost exploration and production companies with the best acreage, such as Continental Resources, Parsley Energy and WPX Energy. We positioned the Fund with an underweighting in utilities, which detracted from relative performance because declining interest rates continued to drive strong returns in the sector.

What is your outlook?

We believe equity markets remain in a somewhat precarious position because low gross domestic product growth, the contentious presidential election, continued terrorism fears and the potential for an increase in the federal funds rate are creating a difficult investing environment. In contrast, markets could be supported by low unemployment and rising wages, the potential for improving investor confidence from the current low levels, and continued worldwide monetary stimulus with the possibility of increasing fiscal stimulus.

Given this mixed backdrop, we are currently deploying a barbell approach across the Fund’s holdings. At one end, we are focusing on companies that can improve returns through superior growth and margin potential. At the other end, we are looking for struggling companies that offer attractive return opportunities based on normalized earnings and cash flow. We continue to find opportunities within the information technology sector where companies have focused on building more stable business models with recurring revenues, increasing returns through lower capital requirements, and offering shareholder-friendly capital management policies. At the other end of the spectrum, we are focused on the airline and regional bank industries. Airlines have suffered from too much capacity and declining fares; however, valuations now reflect this negative backdrop, while at the same time capacity growth is slowing and fares are starting to increase. We believe airline company valuations will improve if this latter environment continues. Many of the characteristics that benefited regional banks over the past year remain in place including low valuations, decent loan growth and the potential for rising interest rates. We are currently focused on regional banks with company-specific opportunities that will provide potential benefits in addition to the industry tailwinds.

The Fund remains underweighted in those industries that will suffer under a rising interest rate environment. Many mid-cap sectors have seen their returns become highly correlated with U.S. Treasury bond rates, including utilities, consumer staples and real estate. As interest rates declined during the period, valuations in these sectors increased significantly. In light of these extended valuations, the prospect for rising rates on the horizon and the high correlation to U.S. Treasuries, we believe the risk/reward potential in these sectors tilts toward risk versus reward.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	92.0%
Short-Term Investments	6.5%
Commercial Paper	1.5%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Information Technology	18.9%
Financials	16.6%
Industrials	16.2%
Consumer Discretionary	11.8%
Health Care	9.3%
Real Estate	6.0%
Energy	5.5%
Materials	4.0%
Consumer Staples	2.1%
Utilities	1.6%
Top 10 Holdings
(% of Net Assets)
NVIDIA Corporation	4.5%
Zions Bancorporation	3.1%
Oshkosh Corporation	3.1%
Southwest Airlines Company	3.1%
Huntington Bancshares, Inc.	2.9%
Applied Materials, Inc.	2.7%
Steel Dynamics, Inc.	2.7%
Alliance Data Systems Corporation	2.7%
C.R. Bard, Inc.	2.6%
First Republic Bank	2.5%

These securities represent 29.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	12.93%	14.02%	7.55%
with sales charge	7.84%	12.98%	7.06%

Class S	1-Year	5 Years	10 Years
Net Asset Value	13.36%	14.49%	8.06%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER WORLDWIDE ALLOCATION FUND

Managed by Thrivent Asset Management, LLC, and subadvisers Principal Global Investors, LLC, Aber-deen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

The Fund primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Fund’s sub-advisers may not be complementary.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Partner Worldwide Allocation Fund earned a return of 2.21%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of -2.45%. The Fund’s market benchmark, the MSCI All Country World Index ex-USA - USD Net Returns, earned a return of 0.22%.

What factors affected the Fund’s performance?

The Fund has allocations to managers in the following international asset categories: large-cap value, large-cap growth, small-cap EAFE (Europe, Australasia and Far East), emerging market equity and emerging market debt. We experienced favorable returns from each manager in their respective asset classes with the exception of large-cap value. In that segment, the Fund underwent a manager change midway through the period.

Emerging market debt and equity returns were quite strong over the period, outpacing all other asset categories represented within the Fund as well as the benchmark index. Our managers outperformed relative to other emerging market debt and equity managers. Small-cap EAFE returns were modestly ahead of large-cap EAFE, but our manager added significant value versus its benchmark. Large-cap growth also performed well. Large-cap value lagged primarily due to softer results early in the reporting period, but experienced a solid recovery later in the period.

What is your outlook?

We remain cautiously optimistic that policies to stimulate growth and mitigate deflationary risks will ultimately prove successful. That being said, the risks are not insignificant in an environment where equity valuations are quite full and yields on fixed-income securities are being substantially distorted by the actions of central bankers. We are particularly concerned about how policymakers will ultimately unwind their aggressive interventions and how that will cascade into risk assets.

An additional concern is the amount of debt that has been issued in emerging markets over the last cycle. China has been particularly aggressive in expanding the debt burden in both the public and private sector. Growth is slowing in many markets, and debt service obligations remain elevated. We believe a moderate approach to risk management is appropriate at this point in the cycle.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	88.2%
Long-Term Fixed Income	9.7%
Short-Term Investments	1.1%
Preferred Stock	1.0%
Registered Investment Companies	< 0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	17.4%
Consumer Discretionary	12.5%
Industrials	11.6%
Consumer Staples	10.7%
Health Care	8.4%
Materials	7.4%
Information Technology	6.7%
Energy	6.4%
Foreign Government	6.1%
Telecommunications Services	4.5%

Top 10 Countries
(% of Net Assets)
Japan	18.7%
United Kingdom	11.1%
Germany	6.5%
Australia	6.2%
Switzerland	5.9%
France	5.0%
Canada	3.5%
Hong Kong	3.2%
India	2.5%
Netherlands	2.5%

Investments in securities in these countries represent 65.1% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2016

Class A2	1-Year	5 Years	From Inception 2/29/2008
without sales charge	2.21%	4.83%	1.07%
with sales charge	-2.35%	3.88%	0.53%

Class S	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	2.60%	5.24%	1.44%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective February 28, 2015, the MSCI All Country World Index ex-USA Gross was replaced with the MSCI All Country World Index ex-USA- USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Fund. Thus the MSCI All Country World Index ex-USA Gross will not be shown in shareholder reports of the Fund for fiscal periods ended October 31, 2016 and beyond. As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the MSCI All Country World Index ex-USA - USD Net Returns, and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index ex-USA- USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP GROWTH FUND

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Large Cap Growth Fund earned a return of -4.52%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of -0.12%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 2.28%.

What factors affected the Fund’s performance?

The Fund’s disappointing underperformance can be tied primarily to three factors: our emphasis on and poor selection within the specialty pharmaceutical and biotechnology areas of health care; our larger-than-normal cash balances over the course of the year; and our emphasis on transportation stocks within industrials, where we underestimated the immediate earnings and sentiment impacts of an increase in energy prices. We remain confident in the multi-year theses behind our holdings. That being said, the concentrated nature of the Fund magnifies short-term swings in performance in deference to what we believe are the long-term performance benefits of greater focus and persistence of our holdings.

In health care, our positions in specialty pharmaceutical maker Allergan and biotechnology firm Vertex Pharmaceuticals were notable underperformers. We believe Allergan is run by one of the best management teams in the industry with a proven track record of value creation. However, the U.S. Treasury’s unprecedented move to block its merger with Pfizer using grandfathered policy changes, combined with election-driven drug pricing rhetoric, created a toxic atmosphere for the company. Allergan’s shares traded down well below the company’s peers despite superior management and growth prospects. We continue to own Allergan because we expect its value recognition has only been delayed. Vertex Pharmaceuticals is in the process of developing novel and expanded therapies for cystic fibrosis and other genetic diseases. Despite the company’s inevitable hiccups in achieving approvals and entering new international markets, we continue to believe its first-mover leader status will result in significant earnings growth in the future. Therefore, we remain holders of this stock.

Entering 2016, we believed that transportation-related stocks such as Delta Air Lines and Union Pacific Railroad were the best-managed options for us in a sector where the impact of rising oil prices was overestimated, pricing was stable and volume declines were manageable. Unfortunately, while oil prices stayed contained below $50 per barrel, airline industry pricing was much less disciplined than we expected. Also, crude-by-rail volumes in the low-growth environment of 2016 were worse than anticipated because we underestimated the duration and impact of the economy’s weakness. We continue to own Union Pacific because we believe the company has superior return potential and performance characteristics, especially if cyclical prospects improve. However, we decided to sell Delta Air Lines until pricing discipline improves.

Finally, we kept the Fund’s cash balances higher as a reflection of valuation concerns in light of our predictions for slower earnings growth in the face of economic weakness. Unfortunately, while earnings did indeed stagnate, stocks revalued higher as a result of historically low interest rates, which pushed multiples to near-record levels.

The Fund’s positive contributors were concentrated in the information technology sector, including Amazon.com, Facebook and PayPal. All of these names and several others provided exposure to the powerful secular trends of online retailing, cloud infrastructure and services, and financial payment technologies.

What is your outlook?

Our outlook calls for economic growth, earnings and equity appreciation to be generally below consensus. We believe gross domestic product (GDP) will stay near a 2% real annualized rate of growth, constrained by low productivity, slow work force growth and sluggish international trade. With inflation stuck near 2%, we believe top-line growth will be between 5% and 6%, while margins will have a difficult time expanding from current record levels, especially as wages rise. We see earnings growth closer to the 6% to 8% level, versus the consensus expectation of 12% to 13%. The prospects for rising interest rates and slower earnings growth should keep markets relatively flat, but volatile, in 2017. Upside risks to our outlook include better GDP and sales growth from stronger global growth than we expect in Europe or China, as well as improved productivity that could allow for greater domestic growth and margins. Downside risks include exogenous geopolitical events, an overly aggressive Federal Reserve that raises rates either too much or too fast, and weaker domestic consumer consumption trends.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.3%
Short-Term Investments	4.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	47.0%
Consumer Discretionary	20.0%
Health Care	16.6%
Industrials	4.5%
Consumer Staples	3.7%
Financials	1.8%
Energy	1.8%

Top 10 Holdings
(% of Net Assets)
Amazon.com, Inc.	8.7%
Facebook, Inc.	8.1%
Apple, Inc.	5.3%
Visa, Inc.	5.2%
Alphabet, Inc., Class A	5.1%
Microsoft Corporation	5.0%
Salesforce.com, Inc.	4.0%
Alphabet, Inc., Class C	3.9%
MasterCard, Inc.	3.5%
Gilead Sciences, Inc.	3.4%

These securities represent 52.2% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	-4.52%	12.56%	6.10%
with sales charge	-8.82%	11.54%	5.61%

Class S	1-Year	5 Years	10 Years
Net Asset Value	-4.26%	12.97%	6.51%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Russell 1000® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Large Cap Value Fund earned a return of 3.86%, compared with the 2.85% median return of its peer group, the Lipper Large Cap Value Funds category. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of 6.37%.

What factors affected the Fund’s performance?

Stock selection led to the Fund’s better relative performance versus its Lipper peers. Sector allocations were slightly negative overall, although the Fund’s largest overweighting in technology helped materially. Stock selection was strong in the health care, energy and materials sectors, but detracted from performance in consumer staples and financials.

In health care, performance benefited from Shire’s acquisition of Fund holding Baxalta. Merck also made strong gains after its new cancer product showed better results than a treatment under development at Bristol-Myers Squibb, the perceived leader in next-generation lung cancer drugs. UnitedHealth Group showed superior operating performance among health maintenance organizations (HMOs), while shares of other HMOs fell after their potential mergers ran into regulatory roadblocks.

In energy, the Fund benefited from increased weightings in Marathon Oil and Devon Energy, which both issued equity at the depths of oil-price fears in February. Chevron was the Fund’s best-performing integrated energy company. Years of expensive projects that dragged down operations and free cash flow came to fruition just in time for the recovery in energy prices. Our addition of Baker Hughes and its subsequent merger deal with General Electric benefited performance, but was more than offset by Weatherford International’s poor operating execution. In materials, the addition of Albemarle benefited performance due to a bottoming in bromine fundamentals and the increased demand from electric vehicles for lithium.

The consumer staples sector was responsible for the majority of the Fund’s underperformance versus the benchmark, primarily due to our position in CVS Health. Investors worried that pharmaceutical pricing pressures and new regulatory scrutiny of generics would have a negative impact on the business models of prescription benefit managers. Lack of exposure to strongly performing food product companies such as Tyson Foods also hindered performance in the staples sector. In financials, asset managers Invesco and Blackstone were hurt by market volatility caused by “Brexit,” the surprise result of the vote at the end of June that allows the U.K. to leave the European Union. Invesco was also pressured by the increased regulatory risk resulting from the Department of Labor’s new fiduciary rules.

What is your outlook?

As the world faces one of the slowest economic recoveries in history, external macro shocks such as Brexit or the ongoing deceleration of China’s economy continue to knock the market off its recovery path. Although the elections and more European referendums could add external shocks, we believe the economy will continue on its slow, steady recovery. While valuations might look unattractive on a price-to-earnings basis, they appear fair based on the more important factor of price-to-free cash flow. As a result, we did not change the Fund’s allocations materially.

The Fund will remain overweight in technology in light of it being one of the best-performing sectors this year. Cisco Systems, Microsoft and Oracle still trade at a discount to the market due to fears of technology obsolescence, but have shown further evidence of their ability to transition to cloud computing. We added Apple because the low customer replacement rate for iPhones sets up greater demand for next year’s new product release. We sold Intel after a rebound in personal computer sales and some potential over-ordering of semiconductors.

While energy and materials exposure did not change much, we swapped some stocks because of better valuations or operating performance. In energy, we sold long-time holding EOG Resources for Pioneer Natural Resources due to its similar valuation, but much larger reserve potential. We sold Cameron International after its acquisition by Schlumberger was completed, but purchased Baker Hughes after its deal with Haliburton fell apart, which should allow Baker to improve operations. We took profits in Albemarle after its rapid rise and bought Eastman Chemical, whose product margins are at a trough. In industrials, we added to Delta Air Lines because we believe the economy is stronger than investors perceive and the industry structure is better than the previous cycle. We continued to hold CSX in anticipation of a recovery in crude-by-rail volumes, while adding Norfolk Southern because it entered into a new operating plan that should provide improved margins.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.0%
Short-Term Investments	3.0%

Total	100.0%
Major Market Sectors
(% of Net Assets)
Financials	23.8%
Information Technology	16.3%
Health Care	12.2%
Energy	11.0%
Industrials	10.4%
Consumer Discretionary	9.7%
Consumer Staples	5.0%
Utilities	3.5%
Materials	3.3%
Telecommunications Services	1.8%

Top 10 Holdings
(% of Net Assets)
Cisco Systems, Inc.	4.5%
Microsoft Corporation	3.9%
Merck & Company, Inc.	3.8%
Citigroup, Inc.	3.6%
Chevron Corporation	3.6%
PG&E Corporation	3.5%
Comcast Corporation	2.9%
CVS Health Corporation	2.8%
Harley-Davidson, Inc.	2.5%
Bank of America Corporation	2.4%

These securities represent 33.5% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	3.86%	11.73%	4.72%
with sales charge	-0.81%	10.71%	4.25%

Class S	1-Year	5 Years	10 Years
Net Asset Value	4.29%	12.23%	5.25%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP STOCK FUND

Darren M. Bagwell, CFA, and Kurt J. Lauber, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Large Cap Stock Fund earned a return of -1.48%, compared with the median return of its peer group, the Lipper Global Large Cap Core Funds category, of 0.78%. The Fund’s market benchmark, the MSCI World Large Cap Index - USD Net Returns, earned a return of 1.06%.

What factors affected the Fund’s performance?

The Fund’s shortfall versus its benchmark and Lipper peers was mainly the result of stock selection in the U.S. segment of the portfolio and an overweighting in international securities. In the domestic portfolio, poor stock selection in the industrials, information technology, health care, consumer staples and energy sectors were all factors in the Fund’s underperformance. In industrials, our positions in Boeing, Delta Air Lines and Union Pacific all performed below the overall market as well as other stocks within this group. Additionally, the Fund was underweighted in this strongly performing sector. In information technology, our position in Apple did not keep pace with the market or the group, but was offset by strong performance from Facebook and Alphabet, the parent company of Google. Biotechnology shares in health care experienced intense selling pressure following quite strong results in the prior fiscal year. In energy, we saw a particularly sharp decline in Weatherford International, which was partially offset by favorable returns from our positions in Chevron and Columbia Pipeline.

In the consumer discretionary sector, we realized solid returns from our position in Amazon.com, but experienced weakness from Starbucks. The Fund’s holdings in the chemical industry performed well. We also saw modestly better returns than the group in the financial sector.

Internationally, our portfolio outperformed the international benchmarks; however, overseas stocks generally did not keep pace with the better returns experienced in the U.S. In financials, our holdings in the banking and diversified financials space performed well versus their peers. In consumer staples, we also saw favorable results from our holdings in food and staples retailing, tobacco and food products. Overseas, our positions in real estate investment trusts (REITs) performed quite well, while we also held a modest overweighting in the group, which added value. However, an underweighted position in the materials group proved detrimental after commodity prices staged a strong rebound. In particular, lower-quality metals and mining companies rallied sharply, which was an area where the Fund had little exposure. Our holdings in the household durables industry within consumer discretionary also performed poorly, including particular weakness in Berkeley Group Holdings and Persimmon.

What is your outlook?

Valuations both domestically and internationally are quite rich, anticipating a continuation of the economic recovery, tepid as it may have been and continues to be. The U.S. recovery has led the rest of the world by 18 to 24 months, while serious fundamental issues have impaired the recoveries in the developed world outside the U.S. Central bankers have taken aggressive actions to stimulate or accelerate growth. While these actions have had some moderate impact, it appears that additional monetary actions will likely prove insufficient to achieve the goal of faster growth and moderately higher inflation.

The growing consensus seems to be that fiscal and regulatory policy must now take the lead. Should those policies be effective, we see a greater opportunity to improve revenues and margins outside the U.S. because domestic companies are already operating at cyclically high levels of profitability, and momentum seems to be moderating. The Fund remains overweighted in international versus domestic stocks; however, we are monitoring economic conditions quite closely since sustained or accelerating economic growth will be a necessary condition to validate current valuation levels.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	85.4%
Short-Term Investments	11.7%
Commercial Paper	2.7%
Registered Investment Companies	0.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Consumer Discretionary	14.2%
Information Technology	13.8%
Financials	13.6%
Industrials	10.1%
Health Care	8.5%
Energy	7.7%
Consumer Staples	6.7%
Materials	4.3%
Utilities	2.7%
Telecommunications Services	1.8%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	3.5%
Amazon.com, Inc.	2.4%
Alphabet, Inc., Class A	2.2%
Alphabet, Inc., Class C	2.1%
Starbucks Corporation	2.1%
AutoZone, Inc.	2.1%
PG&E Corporation	2.1%
Comcast Corporation	1.9%
Pfizer, Inc.	1.9%
Baker Hughes, Inc.	1.8%
These securities represent 22.1% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	-1.48%	9.76%	3.85%
with sales charge	-5.91%	8.76%	3.37%

Class S	1-Year	5 Years	10 Years
Net Asset Value	-1.08%	10.23%	4.33%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

Effective February 28, 2015, the Russell Developed Large Cap Index was replaced with the MSCI World Large Cap Index - USD Net Returns. The Adviser made this benchmark change because it believes that this Index is a more appropriate benchmark for the Fund. Thus the Russell Developed Large Cap Index will not be shown in shareholder reports of the Fund for fiscal periods ended October 31, 2016 and beyond. As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the MSCI World Large Cap Index-USD Net Returns and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**	The MSCI World Large Cap Index - USD Net Returns is an index that represents large cap stocks in 23 developed market countries.
***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent High Yield Fund earned a return of 6.05%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 7.09%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, earned a return of 10.14%.

What factors affected the Fund’s performance?

During the first few months of the reporting period, the high-yield market continued the dramatic sell off that started in the summer of 2015. A Federal Reserve (Fed) rate increase in December 2015 and guidance on additional increases in 2016 led the U.S. dollar to continue strengthening, which caused prices for oil and other commodities to plunge further and risk aversion to spike. The yield spread between high-yield bonds and Treasuries widened dramatically from 5.60% at the beginning of November 2015 to 8.40% by February 11—the day that marked the bottom of the sell off for risk assets. Energy and commodity-related sectors led the sell off, including metals and mining (M&M), and exploration and production (E&P).

The tide quickly turned in mid-February after the European Central Bank, the Bank of Japan and a number of other central banks outside the U.S. announced a flurry of quantitative and monetary easing measures including corporate bond purchases. At the same time, the U.S. economy showed slower-than-expected growth and the Federal Reserve took on a much more dovish tone, pushing out market expectations for additional rate hikes. As a result, the dollar declined and commodity prices started to increase, causing risk assets to rally. By period end, high-yield spreads had tightened to 4.77% over Treasuries. The high-yield default rate increased from 2.5% to 6.5%, driven by a significant jump in defaults in energy and commodity-related industries.

In a reversal from last year, lower-quality bonds—as a whole—considerably outperformed over the period with CCC-rated bonds advancing 16.22% versus gains of 8.50% and 8.74% for B-rated and BB-rated bonds, respectively. However, these returns masked the extreme volatility experienced in the high-yield market with CCC-rated bonds actually up 59.1% from their February lows.

The Fund’s underperformance versus the median return of its Lipper peers was mainly the result of our more conservative posture, including a modest 2.5% underweighting in M&M that detracted due to the 42.7% advance of the sector during the period. Also, while the Fund was neutrally weighted in energy E&P, we had less exposure to the stronger performing CCC-rated securities in the industry. Meanwhile, our shortfall versus the benchmark was a widespread phenomenon among high-yield mutual funds. In the first few weeks of 2016, the corporate bond market experienced a substantial number of downgrades among investment-grade energy and M&M credits that dropped into the high-yield index. However, before our Fund and most other managers could establish positions in these credits, the prices of these so-called fallen angels rebounded in record time.

On the other hand, the Fund benefited from underweighted positions in health care and banking, which were two of the less cyclical, higher-quality sectors that underperformed. We also continued to put some of the previously held cash in the portfolio to work, which helped returns given the strong advance in the high-yield market.

What is your outlook?

Our outlook for the high-yield market continues to be fairly neutral. On the positive side, high yield remains one of the only sectors where investors are able to capture significant yields, which gives the segment a strong technical underpinning— at least in the short term. We also believe high-yield defaults have peaked and will start to move lower; however, this has likely been priced into the market. We think current valuations in high yield are unattractive given the segment’s recent outperformance and our outlook for relatively slow U.S. economic growth in the 2.0% to 2.5% range. Also, banks continue to tighten their lending standards, which does not bode well for credit in general.

We continue to maintain the Fund’s somewhat defensive posture with an underweighting in CCC-rated bonds. We are adding exposure in telecommunications, both wireless and wireline, and in the midstream area of energy because pipelines are less dependent on energy prices. The Fund remains underweighted in health care due to drug pricing issues and weakness among hospitals, and in banking because of the low interest rate environment, which puts pressure on bank earnings.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors

(% of Net Assets)

Communications Services	18.4%
Consumer Cyclical	14.6%
Consumer Non-Cyclical	11.4%
Energy	11.4%
Financials	9.0%
Capital Goods	8.4%
Technology	7.2%
Basic Materials	5.0%
Transportation	4.0%
Utilities	4.0%

Top 10 Holdings
(% of Net Assets)
Sprint Corporation	1.6%
Frontier Communications Corporation	0.9%
Hughes Satellite Systems Corporation	0.9%
Alliance Data Systems Corporation	0.8%
Neptune Finco Corporation	0.8%
Berry Plastics Corporation	0.8%
Ally Financial, Inc.	0.8%
Unitymedia Hessen GmbH & Company KG	0.7%
CCO Holdings, LLC	0.7%
Columbus International, Inc.	0.7%
These securities represent 8.7% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	6.05%	6.26%	6.46%
with sales charge	1.35%	5.29%	5.97%

Class S	1-Year	5 Years	10 Years
Net Asset Value	6.34%	6.54%	6.83%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Income Fund earned a return of 6.62%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 6.66%. The Fund’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, earned a return of 4.37%.

What factors affected the Fund’s performance?

At the start of the period, interest rates began to rise, particularly for shorter-maturity Treasuries, as the market anticipated a Federal Reserve (Fed) rate hike by the end of 2015. The Fed delivered with a rate hike in December, while offering guidance that more increases were coming in 2016 and 2017. The news caused the dollar to strengthen further and prices for oil and other commodities to plummet. The resulting risk aversion drove corporate bond spreads significantly wider.

Energy prices and risk assets bottomed out on February 11 before the tide quickly turned following a flurry of quantitative and monetary easing announcements by the European Central Bank, the Bank of Japan and other central banks outside the U.S. At the same time, the U.S. economy showed slower-than-expected growth and the Fed took on a much more dovish tone, pushing out market expectations for additional rate hikes. The dollar declined and commodity prices subsequently started to recover, causing risk assets to rally and spreads to tighten for both high-yield and investment-grade corporate bonds.

The extraordinarily accommodative monetary policies outside the U.S. and the surprise result of the “Brexit” vote at the end of June that allows the United Kingdom to leave the European Union kept overseas interest rates extremely low, in some cases falling into negative territory. These historically low rates resulted in strong demand for U.S. securities with higher yields and pushed corporate bond spreads even tighter. As a result, corporate bonds, particularly high yield, were the strongest performers within the fixed-income market over the period. This trend also contributed to a flattening of the yield curve as rates declined for Treasuries with maturities of three years and longer, while rates moved modestly higher for securities with maturities of two years and under.

The Fund’s outperformance versus the Bloomberg Barclays benchmark was primarily due to its much higher allocation to corporate securities, including investment-grade bonds, high-yield bonds and leveraged loans. Approximately 83% of the portfolio was invested in corporate securities versus only about 25% of the higher-quality Bloomberg Barclays index, plus the index had no high-yield exposure. In periods where risk assets perform so strongly, the Fund will typically outperform.

The Fund’s results were basically in line with the median return of its Lipper peers. On the positive side, the Fund benefited from widespread strength among its investment-grade industrial credits. The Fund’s investment-grade exposure represented around 64% of the portfolio. Also, our approximately 4% weighting in leveraged loans, which we own as a hedge in case short-term rates increase, performed well as rates rose later in the year and anticipation grew for another Fed hike. Offsetting these strengths, the Fund’s results were hindered by a higher-quality bias among our high-yield corporate bonds. Contrary to last year, lower-quality bonds considerably outperformed, with CCC-rated bonds advancing more than 16% over the full period, but up nearly 60% from their February lows. Also, the Fund was hurt by a lack of exposure to “fallen angels,” which were investment-grade metals and mining credits that were downgraded to high yield, and subsequently rebounded in record time.

What is your outlook?

We expect inflationary pressures to increase at least moderately in the coming year due to a number of factors including the tightening labor market. We also anticipate market volatility will increase in light of the potential for Fed rate hikes on the horizon and the uncertainties surrounding the new administration’s policies. While we believe a Fed rate increase is likely in December 2016, we continue to anticipate policymakers will proceed at a measured pace. Other potential headwinds that make us more cautious regarding the coming year include a possible decrease in demand from overseas investors, less attractive valuations in credit, increased company leverage and tighter bank lending standards. That being said, our portfolio remains overweighted in corporates, while maintaining a slightly shorter duration, which lessens the Fund’s interest-rate sensitivity. We continue to modestly increase exposure to both leveraged loans and short-duration, floating-rate securities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
Financials	27.9%
Consumer Non-Cyclical	11.5%
Communications Services	11.2%
Energy	9.3%
Utilities	6.2%
Consumer Cyclical	5.4%
U.S. Government and Agencies	5.3%
Mortgage-Backed Securities	4.7%
Technology	3.5%
Basic Materials	2.9%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.7%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.7%
Federal National Mortgage Association Conventional	0.7%
U.S. Treasury Bonds	0.5%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Notes	0.5%
U.S. Treasury Notes	0.4%
These securities represent 6.8% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	6.62%	4.77%	5.14%
with sales charge	1.87%	3.81%	4.67%

Class S	1-Year	5 Years	10 Years
Net Asset Value	6.97%	5.14%	5.55%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Bloomberg Barclays U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*

Municipal bonds are subject to risks including, but not limited to, credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Interest rate risk means bond prices generally fall as interest rates rise, and changes by the Federal Reserve to monetary policy could affect interest rates and the value of some securities. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. Some issues may be subject to state and local taxes and/or the federal and state alternative minimum tax (AMT). Any increase in principal value may be taxable. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Investing in municipal bonds for the purpose of generating tax-exempt income may not be appropriate for investors in all income tax brackets. Please consult a tax advisor for more detailed information about your specific situation, including state/local tax treatment. These and other risks are described in the Fund’s prospectus. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Municipal Bond Fund earned a return of 3.79%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of 4.14%. The Fund’s market benchmark, the Bloomberg Barclays Municipal Bond Index, earned a return of 4.06%.

What factors affected the Fund’s performance?

The municipal market experienced widespread strength during the period as interest rates moved lower across the board and the municipal yield curve flattened. Lower-quality, high-yield municipal securities significantly outperformed higher-quality, investment-grade bonds. The supply of municipal bonds increased substantially over the period with calendar year 2016 on pace to break the all-time record for new bond issuance. At the same time, the market saw very strong demand from both U.S. and foreign investors as well as banks. Extraordinarily accommodative monetary policies outside the U.S. and the surprise “Brexit” vote at the end of June kept overseas interest rates extremely low. As a result, demand for U.S. securities—including municipal bonds—increased despite the fact that foreign investors do not benefit from the tax exemption.

Midway through the period, Puerto Rico defaulted on its general obligation bonds, which was in violation of its constitution. However, defaults across the rest of the municipal bond market remained very low. Several areas we highlighted as laggards last year—including Puerto Rican bonds and New Jersey appropriation debt—performed well this year, benefiting from narrowing credit spreads and the outperformance of lower-quality bonds. Puerto Rico’s bonds rallied in part due to the PROMESA legislation the U.S. government passed to help the commonwealth sort out its financial troubles. In New Jersey, lawmakers passed legislation to fund $16 billion in road construction improvements through the Transportation Trust Fund Authority, which is backed by revenues from higher gasoline taxes.

The Fund underperformed the Lipper median primarily because it had only around 3% of its assets invested in high-yield bonds. We also had no exposure to Puerto Rico and a very small weighting in New Jersey credits. Additionally, the Fund purchased several solid credits after the market peaked in mid-summer that underperformed because rates moved higher through the period end. The Fund’s worst-performing sector was county bonds—mainly because our positions are AAA-rated—followed by water and sewer, which tends to be a more stable, defensive sector.

The Fund’s top-performing sectors were higher education, hospital and toll road revenue bonds. Our performance also continued to benefit from pre-refunding activity. In fact, our best-performing position was a convertible capital appreciation bond from the San Diego Unified School District that was pre-refunded. With pre-refunding, the bond issuer sells a second deal, usually with a lower yield, and invests the proceeds in an escrow account composed of U.S. Treasuries. The result is an immediate increase in the pre-refunded bond’s credit quality and price, while locking in its maturity to the first call date.

What is your outlook?

The results from the recent election raise more questions than answers for the municipal bond market. Several of the top goals outlined by the new administration could potentially have wide-ranging effects on the municipal market, including increased infrastructure spending, tax cuts or reform, trade protectionism and the repeal or restructuring of the Affordable Care Act. We will remain vigilant in monitoring developments regarding these issues and more that could impact the market. While we believe a Federal Reserve rate increase is likely in December 2016 with more to come in 2017, we continue to anticipate policymakers will proceed at a relatively slow pace. However, inflationary pressures are beginning to rise with the tightening labor market, increasing service sector costs and the growing possibility of fiscal stimulus. These issues aside, the backdrop for municipal bonds may also be more challenging next year if rates go up, supply continues to increase and demand lessens to some extent as rates begin to edge higher around the globe.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors

(% of Net Assets)

Escrowed/Pre-refunded	16.7%
Transportation	15.2%
Education	13.5%
Health Care	13.2%
General Obligation	12.2%
Other Revenue	11.4%
Tax Revenue	6.5%
Water & Sewer	5.5%
Electric Revenue	3.5%
Housing Finance	0.7%

Top 10 States
(% of Net Assets)
California	11.2%
Texas	11.2%
New York	6.9%
Illinois	6.8%
Florida	6.5%
Ohio	6.3%
Massachusetts	4.2%
Pennsylvania	3.6%
Washington	3.3%
Colorado	3.2%
Investments in securities in these States represent 63.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
without sales charge	3.79%	4.25%	4.28%
with sales charge	-0.91%	3.30%	3.79%

Class S	1-Year	5 Years	10 Years
Net Asset Value	4.04%	4.51%	4.56%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Bloomberg Barclays Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices generally fall as interest rates rise. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Government Bond Fund earned a return of 3.36%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of 2.37%. The Fund’s market benchmarks, the Bloomberg Barclays U.S. Agency Index and the Bloomberg Barclays U.S. Treasury Index, earned returns of 2.42% and 3.32%, respectively.

What factors affected the Fund’s performance?

At the start of the period, U.S. economic growth was averaging above 2% and the market was beginning to price in a Federal Reserve (Fed) rate hike by the end of 2015. Interest rates started to rise, particularly for Treasury securities with maturities less than 10 years. In December, the Fed did indeed raise rates, but offered guidance that additional increases were in store. As a result, the dollar continued to strengthen, causing prices for oil and other commodities to plummet and risk aversion to spike.

The tide quickly turned in mid-February following a flurry of quantitative and monetary easing announcements by the European Central Bank, the Bank of Japan and other central banks outside the U.S. At the same time, the U.S. economy showed slower-than-expected growth and the Fed pushed out market expectations for additional rate hikes. The dollar declined and commodity prices subsequently started to recover. By June, market expectations had shifted to no interest rate increases before the end of 2016. Extraordinarily accommodative monetary policies overseas and the surprise Brexit decision by U.K. voters at the end of June kept overseas interest rates extremely low, in some cases falling into negative territory. These historically low rates resulted in strong demand for U.S. securities with higher yields and longer-maturity Treasuries.

As a result, interest rates moved modestly higher over the period for Treasury securities with maturities of two years and under, while rates declined for Treasuries with maturities of three years and longer, causing the yield curve to flatten. Because bond prices move in the opposite direction of interest rates, longer-duration fixed-income assets outperformed. Following last year’s weakness, Treasury Inflation Protected Securities (TIPS) performed well with the Bloomberg Barclays TIPS Index gaining 6.20%. TIPS benefited from stabilizing energy prices, which put some upward pressure on inflation and increased demand for inflation protection. Mortgage-backed securities also turned in strong results due to improving fundamentals in the housing market.

Over time, the Fund’s composition stays fairly constant and consists primarily of U.S. government and agency securities. Approximately 40% of the Fund’s portfolio is invested in U.S. Treasuries, 40% in government debt issued by agencies such as Fannie Mae and Freddie Mac, 10% in agency mortgage-backed securities and asset-backed securities, and 10% in TIPS. The Fund’s outperformance versus the Lipper peer group and both Bloomberg Barclays benchmarks was due to several factors. Results were boosted by our modest 2% overweighting in TIPS and slightly higher weighting in longer-maturity Treasuries. Also, the Fund benefited from our positions in some high-quality European sovereign debt and other sovereign and supranational debt, which are mostly guaranteed by the Export-Import Bank of the United States. In addition, the Fund saw favorable results from its longer duration, or interest-rate sensitivity, and its bias to benefit from a flatter yield curve, which we implemented by overweighting securities with maturities of five years and longer.

What is your outlook?

We continue to expect U.S. economic growth to remain in the 2% to 3% range and inflation to stay around the Fed’s unofficial target of 2%, although the tightening labor market may result in some inflationary pressures. Recent election results have also increased the odds of fiscal stimulus, which may result in higher economic growth and inflation expectations. We anticipate the Fed will raise rates in December 2016 with additional hikes in 2017. We will probably see more interest rate volatility this year, most likely with some upward pressure on rates.

If inflationary pressures increase, we expect to see the yield curve steepen. Therefore, after benefiting from the significant rate decline in August, we reduced the Fund’s duration and yield curve-flattening bias. The portfolio is now more neutrally positioned in regard to interest rate moves. We kept the remainder of the Fund’s portfolio fairly consistent in order to maintain its stance as a conservative and defensive investment vehicle in case the market experiences another sell off among risk assets.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors (% of Net Assets)
U.S. Government and Agencies	73.2%
Foreign Government	8.4%
Mortgage-Backed Securities	7.7%
Asset-Backed Securities	2.4%
Utilities	1.9%
Financials	1.9%
Energy	0.8%
Collateralized Mortgage Obligations	0.6%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association	10.0%
U.S. Treasury Notes	7.4%
U.S. Treasury Bonds, TIPS	7.1%
U.S. Treasury Notes	6.3%
Federal Home Loan Mortgage Corporation	5.6%
U.S. Treasury Notes	3.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.2%
Federal National Mortgage Association	3.2%
Tennessee Valley Authority	2.9%
U.S. Treasury Bonds, TIPS	2.9%
These securities represent 51.9% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	From Inception 2/26/2010
without sales charge	3.36%	1.84%	2.97%
with sales charge	1.36%	1.42%	2.66%

Class S	1-Year	5 Years	From Inception 2/26/2010
Net Asset Value	3.41%	2.12%	3.26%

Value of a $10,000 Investment

Class A Shares *,1,(a )

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Bloomberg Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Bloomberg Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund primarily invests in investment-grade debt securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets. Collateralized debt obligations are subject to additional risks.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Limited Maturity Bond Fund earned a return of 2.42%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 1.69%. The Fund’s market benchmark, the Bloomberg Barclays Government/ Credit 1-3 Year Bond Index, earned a return of 1.31%.

What factors affected the Fund’s performance?

At the start of the period, U.S. economic growth had averaged above 2% for the preceding four quarters and investors began pricing in a Federal Reserve (Fed) rate hike by the end of 2015. As a result, interest rates started to rise, particularly for Treasury securities with maturities less than 10 years. In December, the Fed did indeed raise rates, but also gave guidance that suggested several additional rate increases were in store for 2016 and 2017. As a result, the dollar continued to strengthen, causing prices for oil and other commodities to plummet and risk aversion to spike. This risk-off environment pushed corporate bond spreads significantly wider.

Energy prices and risk assets bottomed out on February 11 before the tide quickly turned following a flurry of quantitative and monetary easing announcements by the European Central Bank, the Bank of Japan and a number of other central banks outside the U.S. At the same time, the U.S. economy showed slower-than-expected growth and the Fed took on a much more dovish tone, pushing out market expectations for additional rate hikes. The dollar declined and commodity prices subsequently started to recover, causing risk assets to rally and spreads to tighten for both high-yield and investment-grade corporate bonds. By June, market expectations had shifted to no interest rate increases before the end of 2016.

At the end of June, U.K. voters shocked the world with their Brexit vote to leave the European Union. Interest rates plummeted globally, which drove renewed demand for any securities with yield and pushed corporate bond spreads even tighter. The end result over the full period was that interest rates moved modestly higher for Treasury securities with maturities of two years and under, while rates declined for Treasuries with maturities of three years and longer, causing the yield curve to flatten and longer-duration Treasuries to outperform.

The Fund’s outperformance versus the Bloomberg Barclays benchmark and its Lipper peers was the result of both our interest rate strategy and security selection. In terms of the former, the Fund benefited from our positioning for a flatter yield curve, which we implemented by overweighting securities with maturities of five years and longer. These securities benefited more from the decline in longer-term Treasury yields. Likewise, we kept the Fund’s duration, or interest-rate sensitivity, longer than the benchmark and peers, which also helped as long-term rates fell. Security selection was strong in both the corporate and securitized sectors. On the corporate side, the Fund benefited from the rebound in energy credits, metals and mining credits and leveraged loans. In the securitized sector, the Fund’s approximately 7% weighting in nonagency residential mortgage-backed securities contributed favorably to results. Versus the Bloomberg Barclays benchmark, the Fund also benefited from its approximately 75% weighting in spread-related fixed-income securities, including corporate bonds and securitized assets, versus the index weight of 25% in these sectors.

What is your outlook?

While we believe a Fed rate increase is likely in December 2016, we continue to anticipate policymakers will proceed at a slow pace. However, the election results have increased the odds of fiscal stimulus, which may result in higher economic growth and inflation expectations. That being said, we believe investors should expect a more subdued return environment over the next 12 months because rates will likely move higher and some of the tailwinds from heavy overseas demand for U.S. yield product may subside. Although rising short-term rates are a difficult backdrop for a fund focused on shorter-maturity assets, we believe our portfolio is well-positioned. We continue to modestly increase exposure to floating-rate securities that have coupons resetting monthly or quarterly, allowing these securities to weather a rising rate environment better than regular bonds. After the significant rate decline in August, we reduced the Fund’s duration and lowered its weighting in securities longer than five years. We continue to believe the relative strength of the U.S. economy warrants an overweighting to spread-related fixed income in both the corporate and securitized sectors.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Bond Quality Ratings Distributions

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	21.4%
Financials	19.3%
Asset-Backed Securities	17.1%
Collateralized Mortgage Obligations	9.6%
Consumer Non-Cyclical	5.7%
Mortgage-Backed Securities	4.4%
Energy	3.5%
Communications Services	3.1%
Utilities	2.5%
Commercial Mortgage-Backed Securities	2.0%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	4.3%
U.S. Treasury Notes	3.0%
U.S. Treasury Notes	2.3%
U.S. Treasury Bonds, TIPS	2.2%
U.S. Treasury Bonds	2.2%
Federal National Mortgage Association	1.8%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.7%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	1.5%
U.S. Treasury Notes	1.4%
U.S. Treasury Bonds, TIPS	1.1%

These securities represent 21.5% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
Net Asset Value	2.42%	1.64%	2.50%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	2.72%	1.90%	2.78%

Value of a $10,000 Investment

Class A Shares 1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A shares and Class S shares have no sales load.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The Bloomberg Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Credit risk is the risk that an issuer of a bond to which the Fund’s portfolio is exposed may no longer be able to pay its debt. A weak economy, strong equity markets, or changes by the Federal Reserve to its monetary policies may cause short-term interest rates to increase and affect the Fund’s ability to maintain a stable share price. Securities issued or guaranteed by U.S. government-related organizations are not backed by the full faith and credit of the U.S. government.

How did the Fund perform during the 12-month period ended October 31, 2016?

Thrivent Money Market Fund earned a return of 0.00%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.01%.

What factors affected the Fund’s performance?

At the start of the period, the market expected U.S. gross domestic product (GDP) to remain between 2% and 3% in the quarters ahead. The Federal Open Market Committee raised the target federal funds rate in December 2015 for the first time since 2006, while also giving guidance that suggested several additional rate increases in 2016 and 2017. As a result, the dollar continued to strengthen, causing prices for oil and other commodities to plummet and risk aversion to spike.

The tide quickly turned in mid-February following a flurry of quantitative and monetary easing announcements by the European Central Bank, the Bank of Japan and a number of other central banks outside the U.S. At the same time, the U.S. economy showed slower-than-expected growth, and the Federal Reserve (Fed) took on a much more dovish tone, pushing out market expectations for additional rate hikes. The dollar declined and commodity prices subsequently started to increase. By June, market expectations had shifted to no additional interest rate increases before the end of 2016. Over the period, the Treasury yield curve flattened as rates moved higher for securities with maturities of two years and under, while rates fell for longer-maturity Treasuries.

New money market reforms approved by the Securities and Exchange Commission (SEC) in 2014 were scheduled to go into effect in the final month of this reporting period. With the October 14 deadline approaching, the market experienced a huge shift because a significant number of prime money market funds converted to government money market funds. Assets in government money market funds rose from $870 billion in January 2016 to $1.6 trillion by period end.

We opted to change Thrivent Money Market Fund’s investment strategies on February 1, 2016, so that it could qualify as a government money market fund. Under the new rules, government money market funds are able to maintain a stable $1.00 NAV and will not be required to impose redemption gates or liquidity fees. To meet the new criteria, the Fund must invest at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized by government securities. The Fund is also required to maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days.

As of October 31, 2016, net assets in the Fund totaled approximately $435 million and 100% of the portfolio was invested in U.S. government obligations or U.S. government-supported securities. We continued to invest heavily in variable-rate demand notes (VRDNs) to lessen the Fund’s sensitivity to rising interest rates. VRDNs are desirable because they typically have weekly interest rate resets, ensuring that their yields reflect the current rate environment. The Fund’s WAL and WAM remained well within the new guidelines for government money market funds, ending the period at 102 days and 34 days, respectively. In light of ongoing low rates, we continued to voluntarily waive certain fees and expenses to manage a zero net return for the Fund. In addition to emphasizing a conservative posture for the Fund, we also continued to focus on our primary goals of liquidity, safety and a stable $1.00 NAV share price.

What is your outlook?

At period end, market expectations favored a federal funds rate increase in December 2016. The Fund’s return will continue to be driven mainly by the extent and timing of the Fed’s future rate increases. Thrivent expects to continue waiving the Fund’s fees to maintain a zero, or close to zero, return for shareholders until at least one more rate hike occurs. We will continue to focus on safety and liquidity as we look to capitalize on the potential for higher rates in the coming months.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
U.S. Government Agency Debt	86.6%
U.S. Treasury Debt	13.4%

Total	100.0%

Quoted Portfolio Composition is subject to change.

Average Annual Total Returns1

As of October 31, 2016

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.00%	0.86%

Class S2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.00%	0.92%

Money Market Fund Yields*

As of October 31, 2016

	Class A	Class S
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.30%	-0.04%

7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.30%	-0.04%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

2	Class A shares and Class S shares have no sales load.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016 - 10/31/2016*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,042	$4.81	0.94%
Class S	$1,000	$1,044	$2.98	0.58%

Hypothetical**
Class A	$1,000	$1,020	$4.76	0.94%
Class S	$1,000	$1,022	$2.95	0.58%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,038	$4.20	0.82%
Class S	$1,000	$1,039	$2.65	0.52%

Hypothetical**
Class A	$1,000	$1,021	$4.16	0.82%
Class S	$1,000	$1,023	$2.63	0.52%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,034	$4.14	0.81%
Class S	$1,000	$1,035	$2.61	0.51%

Hypothetical**
Class A	$1,000	$1,021	$4.11	0.81%
Class S	$1,000	$1,023	$2.59	0.51%

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016 - 10/31/2016*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,028	$4.27	0.84%
Class S	$1,000	$1,030	$2.79	0.55%

Hypothetical**
Class A	$1,000	$1,021	$4.25	0.84%
Class S	$1,000	$1,022	$2.78	0.55%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,030	$5.34	1.05%
Class S	$1,000	$1,032	$3.65	0.71%

Hypothetical**
Class A	$1,000	$1,020	$5.31	1.05%
Class S	$1,000	$1,022	$3.63	0.71%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$1,039	$4.64	0.90%
Class S	$1,000	$1,041	$3.39	0.66%

Hypothetical**
Class A	$1,000	$1,021	$4.60	0.90%
Class S	$1,000	$1,022	$3.36	0.66%
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$1,075	$8.65	1.66%
Class S	$1,000	$1,077	$6.93	1.33%

Hypothetical**
Class A	$1,000	$1,017	$8.41	1.66%
Class S	$1,000	$1,018	$6.74	1.33%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,073	$6.24	1.20%
Class S	$1,000	$1,076	$4.18	0.80%

Hypothetical**
Class A	$1,000	$1,019	$6.08	1.20%
Class S	$1,000	$1,021	$4.07	0.80%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,105	$5.75	1.09%
Class S	$1,000	$1,107	$3.81	0.72%

Hypothetical**
Class A	$1,000	$1,020	$5.52	1.09%
Class S	$1,000	$1,022	$3.65	0.72%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,028	$7.17	1.41%
Class S	$1,000	$1,030	$5.15	1.01%

Hypothetical**
Class A	$1,000	$1,018	$7.14	1.41%
Class S	$1,000	$1,020	$5.12	1.01%

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016 - 10/31/2016*	Annualized Expense Ratio
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,040	$6.19	1.21%
Class S	$1,000	$1,043	$4.26	0.83%

Hypothetical**
Class A	$1,000	$1,019	$6.12	1.21%
Class S	$1,000	$1,021	$4.22	0.83%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,040	$4.76	0.93%
Class S	$1,000	$1,042	$2.72	0.53%

Hypothetical**
Class A	$1,000	$1,020	$4.71	0.93%
Class S	$1,000	$1,022	$2.70	0.53%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,026	$5.27	1.03%
Class S	$1,000	$1,028	$3.32	0.65%

Hypothetical**
Class A	$1,000	$1,020	$5.25	1.03%
Class S	$1,000	$1,022	$3.31	0.65%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,052	$4.17	0.81%
Class S	$1,000	$1,053	$2.82	0.55%

Hypothetical**
Class A	$1,000	$1,021	$4.11	0.81%
Class S	$1,000	$1,022	$2.78	0.55%
Thrivent Income Fund

Actual
Class A	$1,000	$1,033	$3.91	0.76%
Class S	$1,000	$1,034	$2.25	0.44%

Hypothetical**
Class A	$1,000	$1,021	$3.88	0.76%
Class S	$1,000	$1,023	$2.24	0.44%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,004	$3.72	0.74%
Class S	$1,000	$1,006	$2.49	0.49%

Hypothetical**
Class A	$1,000	$1,021	$3.75	0.74%
Class S	$1,000	$1,023	$2.51	0.49%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,011	$4.32	0.85%
Class S	$1,000	$1,010	$4.21	0.83%

Hypothetical**
Class A	$1,000	$1,021	$4.34	0.85%
Class S	$1,000	$1,021	$4.24	0.83%

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period 5/1/2016 - 10/31/2016*	Annualized Expense Ratio
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,015	$3.15	0.62%
Class S	$1,000	$1,016	$2.07	0.41%

Hypothetical**
Class A	$1,000	$1,022	$3.16	0.62%
Class S	$1,000	$1,023	$2.08	0.41%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$2.28	0.45%
Class S	$1,000	$1,000	$2.31	0.46%

Hypothetical**
Class A	$1,000	$1,023	$2.31	0.45%
Class S	$1,000	$1,023	$2.33	0.46%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund, and Thrivent Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Thrivent Partner Emerging Markets Equity Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Government Bond Fund, and Thrivent Money Market Fund, and the summary schedules of investments of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, and Thrivent Limited Maturity Bond Fund (collectively constituting part of the Thrivent Mutual Funds) (hereafter collectively referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, agent banks, transfer agent and brokers provide a reasonable basis for our opinion.

December 20, 2016

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value	% of Net Assets
Consumer Discretionary (6.6%)
7,680	Amazon.com, Inc.[a]	$6,065,818	0.7%
36,790	Comcast Corporation	2,274,358	0.3%
16,750	Home Depot, Inc.	2,043,667	0.2%
75,196	Nutrisystem, Inc.	2,383,713	0.3%
	Other Securities^	44,155,779	5.1%

	Total	56,923,335

Consumer Staples (1.6%)
	Other Securities^	14,244,277	1.6%

	Total	14,244,277

Energy (6.7%)
75,676	Canadian Natural Resources, Ltd.	2,399,686	0.3%
46,868	Chevron Corporation	4,909,423	0.6%
21,786	Concho Resources, Inc.[a]	2,765,515	0.3%
37,396	EOG Resources, Inc.	3,381,346	0.4%
48,433	EQT Corporation	3,196,578	0.4%
83,090	Halliburton Company	3,822,140	0.4%
15,500	Pioneer Natural Resources Company	2,774,810	0.3%
42,719	Royal Dutch Shell plc ADR	2,127,833	0.3%
54,855	Schlumberger, Ltd.	4,291,307	0.5%
122,209	Suncor Energy, Inc. ADR	3,668,714	0.4%
64,730	Valero Energy Corporation	3,834,605	0.5%
319,025	WPX Energy, Inc.[a]	3,464,612	0.4%
	Other Securities^	17,802,293	1.9%

	Total	58,438,862

Financials (5.0%)
	Other Securities^	43,504,316	5.0%

	Total	43,504,316

Health Care (6.0%)
14,820	Alexion Pharmaceuticals, Inc.[a]	1,934,010	0.2%
10,639	Allergan plc[a]	2,222,913	0.3%
22,690	Celgene Corporation[a]	2,318,464	0.3%
40,131	Gilead Sciences, Inc.	2,954,846	0.3%
35,896	NuVasive, Inc.[a]	2,144,068	0.3%
14,009	Teleflex, Inc.	2,005,108	0.2%
	Other Securities^	38,916,403	4.4%

	Total	52,495,812

Industrials (5.5%)
55,630	Southwest Airlines Company	2,227,981	0.3%
30,705	Union Pacific Corporation	2,707,567	0.3%
	Other Securities^	42,954,258	4.9%

	Total	47,889,806

Information Technology (11.4%)
5,260	Alphabet, Inc., Class Aa	4,260,074	0.5%
3,531	Alphabet, Inc., Class Ca	2,770,211	0.3%
35,564	Apple, Inc.	4,037,937	0.5%
26,822	Arista Networks, Inc.[a]	2,273,165	0.3%
24,507	DST Systems, Inc.	2,356,593	0.3%
43,050	Facebook, Inc.[a]	5,639,120	0.6%
36,803	Guidewire Software, Inc.[a]	2,114,332	0.2%
34,910	MasterCard, Inc.	3,736,068	0.4%
77,990	Microsoft Corporation	4,673,161	0.5%
37,763	NVIDIA Corporation	2,687,215	0.3%
64,614	PayPal Holdings, Inc.[a]	2,691,819	0.3%
28,942	Proofpoint, Inc.[a]	2,268,474	0.3%
51,380	Salesforce.com, Inc.[a]	3,861,721	0.4%
9,771	Ultimate Software Group, Inc.[a]	2,061,583	0.2%
43,690	Visa, Inc.	3,604,862	0.4%
45,190	Xilinx, Inc.	2,298,815	0.3%
	Other Securities^	47,914,174	5.6%

	Total	99,249,324

Materials (2.3%)
	Other Securities^	20,193,586	2.3%

	Total	20,193,586

Real Estate (1.1%)
	Other Securities^	9,409,344	1.1%

	Total	9,409,344

Telecommunications Services (0.3%)
	Other Securities^	2,684,299	0.3%

	Total	2,684,299

Utilities (0.8%)
	Other Securities^	7,198,627	0.8%

	Total	7,198,627

	Total Common Stock (cost $369,684,140)	412,231,588

Shares	Registered Investment Companies (41.2%)	Value	% of Net Assets
Affiliated Equity Holdings (38.0%)
6,928,175	Thrivent Large Cap Growth Fund	62,284,289	7.1%
1,137,651	Thrivent Large Cap Stock Fund	28,452,647	3.3%
2,650,742	Thrivent Large Cap Value Fund	51,848,520	6.0%
2,312,069	Thrivent Mid Cap Stock Fund	55,489,646	6.4%
11,061,524	Thrivent Partner Worldwide Allocation Fund	107,407,399	12.3%
1,211,561	Thrivent Small Cap Stock Fund	25,055,081	2.9%

	Total	330,537,582

Affiliated Fixed Income Holdings (1.9%)
1,195,460	Thrivent High Yield Fund	5,690,392	0.6%
427,112	Thrivent Income Fund	3,950,783	0.5%
536,022	Thrivent Limited Maturity Bond Fund	6,689,559	0.8%

	Total	16,330,734

Equity Funds/ETFs (1.3%)
20,271	iShares Russell 2000 Growth Index Fund	2,835,305	0.3%
27,802	SPDR S&P 500 ETF Trust	5,909,315	0.7%
	Other Securities^	2,881,460	0.3%

	Total	11,626,080

	Total Registered Investment Companies (cost $291,750,958)	358,494,396

Principal Amount	Long-Term Fixed Income (3.2%)	Value	% of Net Assets

Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	240,043	<0.1%

	Total	240,043

Mortgage-Backed Securities (1.4%)
	Federal National Mortgage Association Conventional
$800,000	3.000%, 11/1/2046[b]	823,625	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (3.2%)	Value	% of Net Assets
Mortgage-Backed Securities (1.4%) - continued
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
$950,000	2.500%, 11/1/2031[b]	$977,535	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,100,000	3.500%, 11/1/2046[b]	5,354,203	0.6%
2,850,000	4.000% - 4.500%,
	11/1/2046[b]	3,078,907	0.4%
	Other Securities^	1,587,099	0.2%

	Total	11,821,369

U.S. Government and Agencies (1.8%)
	U.S. Treasury Bonds
1,630,000	3.625%, 2/15/2044	1,981,024	0.2%
	U.S. Treasury Bonds, TIPS
2,027,220	0.625%, 1/15/2026	2,116,069	0.2%
935,152	1.000%, 2/15/2046	1,007,434	0.1%
	U.S. Treasury Notes
3,120,000	0.750%, 2/15/2019	3,108,057	0.4%
2,700,000	1.125%, 8/31/2021	2,676,164	0.3%
3,000,000	2.250%, 11/15/2024	3,119,064	0.4%
1,840,000	0.875% - 2.125%,
	11/15/2017 - 9/30/2021	1,858,253	0.2%

	Total	15,866,065

	Total Long-Term Fixed Income (cost $27,558,572)	27,927,477

Shares or Principal Amount	Short-Term Investments (9.7%)[c]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
4,300,000	0.340%, 1/4/2017[d]	4,297,553	0.5%
	Federal National Mortgage Association Discount Notes
4,000,000	0.345%, 1/11/2017[d]	3,997,476	0.4%
	Thrivent Core Short-Term Reserve Fund
7,429,328	0.790%	74,293,277	8.5%
	Other Securities^	1,999,457	0.3%

	Total Short-Term Investments (cost $84,587,323)	84,587,763

	Total Investments (cost $773,580,993) 101.4%	$883,241,224

	Other Assets and Liabilities, Net (1.4%)	(12,348,394)

	Total Net Assets 100.0%	$870,892,830

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase,
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$127,219,507
Gross unrealized depreciation	(23,502,156)

Net unrealized appreciation (depreciation)	$103,717,351

Cost for federal income tax purposes	$779,523,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	56,923,335	55,728,719	1,194,616	–
Consumer Staples	14,244,277	13,496,163	748,114	–
Energy	58,438,862	57,810,339	628,523	–
Financials^	43,504,316	41,929,490	1,574,826	0
Health Care	52,495,812	51,848,821	646,991	–
Industrials	47,889,806	46,683,771	1,206,035	–
Information Technology	99,249,324	98,995,036	254,288	–
Materials	20,193,586	19,478,657	714,929	–
Real Estate	9,409,344	9,016,992	392,352	–
Telecommunications Services	2,684,299	2,208,323	475,976	–
Utilities	7,198,627	7,010,706	187,921	–

Registered Investment Companies
Affiliated Equity Holdings	330,537,582	330,537,582	–	–
Affiliated Fixed Income Holdings	16,330,734	16,330,734	–	–
Equity Funds/ETFs	11,626,080	11,626,080	–	–
Long-Term Fixed Income
Collateralized Mortgage Obligations	240,043	–	240,043	–
Mortgage-Backed Securities	11,821,369	–	11,821,369	–
U.S. Government and Agencies	15,866,065	–	15,866,065	–
Short-Term Investments	10,294,486	–	10,294,486	–

Subtotal Investments in Securities	$808,947,947	$762,701,413	$46,246,534	$0

Other Investments*	Total
Short-Term Investments	74,293,277

Subtotal Other Investments	$74,293,277

Total Investments at Value	$883,241,224

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	3,190,230	3,190,230	–	–

Total Asset Derivatives	$3,190,230	$3,190,230	$–	$–

Liability Derivatives
Futures Contracts	4,118,320	4,118,320	–	–

Total Liability Derivatives	$4,118,320	$4,118,320	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The following table presents Aggressive Allocation Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $10,294,486 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(13)	December 2016	($1,702,755)	($1,685,125)	$17,630
CBOT 2-Yr. U.S. Treasury Note	(14)	December 2016	(3,055,457)	(3,053,968)	1,489
CBOT 5-Yr. U.S. Treasury Note	33	December 2016	4,001,610	3,986,297	(15,313)
CBOT U.S. Long Bond	(14)	December 2016	(2,381,486)	(2,278,063)	103,423
CME E-mini S&P Mid-Cap 400 Index	(674)	December 2016	(104,626,008)	(101,558,320)	3,067,688
CME S&P 500 Index	127	December 2016	68,926,148	67,313,175	(1,612,973)
CME Ultra Long Term U.S. Treasury Bond	13	December 2016	2,433,074	2,287,187	(145,887)
ICE mini MSCI EAFE Index	794	December 2016	68,388,518	66,128,290	(2,260,228)
NYBOT NYF mini Russell 2000 Index	33	December 2016	4,008,609	3,924,690	(83,919)
Total Futures Contracts					($928,090)

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$122,542
Total Interest Rate Contracts		122,542

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,067,688
Total Equity Contracts		3,067,688

Total Asset Derivatives		$3,190,230

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	161,200
Total Interest Rate Contracts		161,200

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,957,120
Total Equity Contracts		3,957,120

Total Liability Derivatives		$4,118,320

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	94,640

Total Interest Rate Contracts		94,640

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,689,792

Total Equity Contracts		1,689,792

Total		$1,784,432

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(13,916)

Total Interest Rate Contracts		(13,916)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(11,753,476)

Total Equity Contracts		(11,753,476)

Total		($11,767,392)

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$267,550,983	31.8%
Interest Rate Contracts	12,509,577	1.5

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Opportunity Income Plus	$4,517,490	$75,736	$4,549,147	–	$ –	$80,864
Small Cap Stock	23,609,385	1,775,799	–	1,211,561	25,055,081	54,429
Mid Cap Stock	48,948,999	5,194,356	–	2,312,069	55,489,646	215,340
Partner Worldwide Allocation	104,686,309	2,419,885	–	11,061,524	107,407,399	2,419,885
Large Cap Growth	65,053,956	3,272,957	–	6,928,175	62,284,289	–
Large Cap Value	49,713,905	3,386,663	–	2,650,742	51,848,520	752,542
Large Cap Stock	28,762,834	1,380,275	–	1,137,651	28,452,647	393,559
High Yield	5,381,033	311,504	33,830	1,195,460	5,690,392	304,316
Income	3,693,281	151,504	–	427,112	3,950,783	133,951
Limited Maturity Bond	6,534,478	121,731	25,372	536,022	6,689,559	118,710
Cash Management Trust-Collateral Investment	–	2,852,500	2,852,500	–	–	18
Cash Management Trust-Short Term Investment	–	96,577,834	96,577,834	–	–	40,641
Core Short-Term Reserve	–	124,645,809	50,352,532	7,429,328	74,293,277	169,507
Total Value and Income Earned	$340,901,670				$421,161,593	$4,683,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.0%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,288,040	0.1%

	Total	1,288,040

Capital Goods (<0.1%)
	Other Securities^	799,058	<0.1%

	Total	799,058

Communications Services (0.3%)
	Other Securities^	5,537,046	0.3%

	Total	5,537,046

Consumer Cyclical (0.2%)
	Other Securities^	2,910,615	0.2%

	Total	2,910,615

Consumer Non-Cyclical (0.1%)
	Other Securities^	2,894,187	0.1%

	Total	2,894,187

Energy (0.1%)
	Other Securities^	1,371,575	0.1%

	Total	1,371,575

Financials (0.1%)
	Other Securities^	1,381,144	0.1%

	Total	1,381,144

Technology (0.1%)
	Other Securities^	1,941,000	0.1%

	Total	1,941,000

Transportation (<0.1%)
	Other Securities^	568,396	<0.1%

	Total	568,396

Utilities (<0.1%)
	Other Securities^	263,430	<0.1%

	Total	263,430

	Total Bank Loans (cost $19,109,351)	18,954,491

Shares	Registered Investment Companies (45.4%)	Value	% of Net Assets
Affiliated Equity Holdings (38.6%)
15,413,729	Thrivent Large Cap Growth Fund	138,569,427	6.9%
4,059,972	Thrivent Large Cap Stock Fund	101,539,892	5.1%
8,662,899	Thrivent Large Cap Value Fund	169,446,299	8.5%
5,080,309	Thrivent Mid Cap Stock Fund	121,927,424	6.1%
21,293,565	Thrivent Partner Worldwide Allocation Fund	206,760,515	10.3%
1,622,012	Thrivent Small Cap Stock Fund	33,543,209	1.7%

	Total	771,786,766

Affiliated Fixed Income Holdings (5.7%)
4,037,028	Thrivent High Yield Fund	19,216,252	1.0%
6,417,176	Thrivent Income Fund	59,358,880	3.0%
2,767,130	Thrivent Limited Maturity Bond Fund	34,533,782	1.7%

	Total	113,108,914

Equity Funds/ETFs (0.8%)
19,769	iShares Russell 2000 Growth Index Fund	2,765,090	0.1%
48,549	SPDR S&P 500 ETF Trust	10,319,090	0.5%
	Other Securities^	3,948,840	0.2%

	Total	17,033,020

Fixed Income Funds/ETFs (0.3%)
29,045	iShares iBoxx $ Investment
	Grade Corporate Bond ETF	3,513,864	0.2%
	Other Securities^	3,356,054	0.1%

	Total	6,869,918

	Total Registered Investment Companies (cost $751,283,395)	908,798,618

Shares	Common Stock (31.3%)	Value	% of Net Assets
Consumer Discretionary (3.8%)
5,890	Amazon.com, Inc.[a]	4,652,040	0.2%
51,820	Comcast Corporation	3,203,512	0.2%
	Other Securities^	68,054,284	3.4%

	Total	75,909,836

Consumer Staples (1.1%)
	Other Securities^	21,349,508	1.1%

	Total	21,349,508

Energy (5.1%)
129,936	Canadian Natural Resources, Ltd.	4,120,271	0.2%
90,582	Chevron Corporation	9,488,464	0.5%
35,132	Concho Resources, Inc.[a]	4,459,656	0.2%
64,016	EOG Resources, Inc.	5,788,327	0.3%
80,402	EQT Corporation	5,306,532	0.3%
33,500	Exxon Mobil Corporation	2,791,220	0.2%
140,560	Halliburton Company	6,465,760	0.3%
24,570	Pioneer Natural Resources Company	4,398,521	0.2%
73,390	Royal Dutch Shell plc ADR	3,655,556	0.2%
94,182	Schlumberger, Ltd.	7,367,858	0.4%
209,832	Suncor Energy, Inc. ADR	6,299,157	0.3%
111,840	Valero Energy Corporation	6,625,402	0.3%
495,810	WPX Energy, Inc.[a]	5,384,497	0.3%
	Other Securities^	28,875,893	1.4%

	Total	101,027,114

Financials (4.0%)
89,844	Zions Bancorporation	2,893,875	0.2%
	Other Securities^	77,061,522	3.8%

	Total	79,955,397

Health Care (3.5%)
36,986	Gilead Sciences, Inc.	2,723,279	0.1%
26,130	Johnson & Johnson	3,030,819	0.2%
	Other Securities^	64,132,676	3.2%

	Total	69,886,774

Industrials (3.9%)
72,251	Southwest Airlines Company	2,893,653	0.2%
33,007	Union Pacific Corporation	2,910,557	0.2%
	Other Securities^	72,969,259	3.5%

	Total	78,773,469

Information Technology (6.1%)
4,732	Alphabet, Inc., Class Aa	3,832,447	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value	% of Net Assets
Information Technology (6.1%) - continued
34,204	Apple, Inc.	$3,883,522	0.2%
122,580	Cisco Systems, Inc.	3,760,754	0.2%
28,495	DST Systems, Inc.	2,740,079	0.1%
32,920	Facebook, Inc.[a]	4,312,191	0.2%
36,770	MasterCard, Inc.	3,935,125	0.2%
95,070	Microsoft Corporation	5,696,594	0.3%
71,100	Oracle Corporation	2,731,662	0.1%
50,610	Salesforce.com, Inc.[a]	3,803,848	0.2%
33,430	Visa, Inc.	2,758,309	0.1%
53,980	Xilinx, Inc.	2,745,963	0.1%
	Other Securities^	82,142,300	4.2%

	Total	122,342,794

Materials (1.8%)
	Other Securities^	36,498,138	1.8%

	Total	36,498,138

Real Estate (1.0%)
	Other Securities^	20,782,256	1.0%

	Total	20,782,256

Telecommunications Services (0.2%)
	Other Securities^	4,772,041	0.2%

	Total	4,772,041

Utilities (0.8%)
	Other Securities^	15,542,620	0.8%

	Total	15,542,620

	Total Common Stock (cost $567,222,352)	626,839,947

Principal Amount	Long-Term Fixed Income (15.3%)	Value	% of Net Assets
Asset-Backed Securities (0.7%)
	Other Securities^	14,318,272	0.7%

	Total	14,318,272

Basic Materials (0.1%)
	Other Securities^	1,946,528	0.1%

	Total	1,946,528

Capital Goods (0.3%)
	Other Securities^	5,895,751	0.3%

	Total	5,895,751

Collateralized Mortgage Obligations (0.7%)
	Federal National Mortgage Association
$834,267	3.500%, 1/25/2033[b]	109,660	<0.1%
	Other Securities^	14,833,517	0.7%

	Total	14,943,177

Commercial Mortgage-Backed Securities (0.3%)
	Federal National Mortgage Association
22,093	1.272%, 1/25/2017	22,079	<0.1%
	Other Securities^	5,086,311	0.3%

	Total	5,108,390

Communications Services (0.7%)
	Other Securities^	13,871,302	0.7%

	Total	13,871,302

Consumer Cyclical (0.4%)
	Other Securities^	8,293,093	0.4%

	Total	8,293,093

Consumer Non-Cyclical (0.7%)
	Other Securities^	13,610,901	0.7%

	Total	13,610,901

Energy (0.4%)
	Other Securities^	8,702,501	0.4%

	Total	8,702,501

Financials (1.3%)
	Other Securities^	25,017,957	1.3%

	Total	25,017,957

Foreign Government (<0.1%)
	Other Securities^	424,959	<0.1%

	Total	424,959

Mortgage-Backed Securities (5.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,050,000	3.000%, 11/1/2031[c]	9,470,684	0.5%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,675,000	4.000%, 11/1/2046[c]	3,930,958	0.2%
	Federal National Mortgage Association Conventional
12,300,000	3.000%, 11/1/2046[c]	12,663,234	0.7%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,850,000	2.500%, 11/1/2031[c]	6,019,559	0.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
36,100,000	3.500%, 11/1/2046[c]	37,899,361	1.9%
18,850,000	4.000%, 11/1/2046[c]	20,184,225	1.0%
7,915,000	4.500%, 11/1/2046[c]	8,650,848	0.4%
873,203	1.735% - 2.088%, 7/1/2043 - 8/1/2043[d]	898,107	<0.1%

	Total	99,716,976

Technology (0.3%)
	Other Securities^	6,063,700	0.3%

	Total	6,063,700

Transportation (0.1%)
	Other Securities^	1,699,265	0.1%

	Total	1,699,265

U.S. Government and Agencies (3.9%)
	U.S. Treasury Bonds
6,780,000	3.000%, 5/15/2042	7,380,667	0.4%
6,700,000	3.625%, 2/15/2044	8,142,858	0.4%
2,187,000	2.250% - 5.250%, 11/15/2028 - 8/15/2046	2,750,452	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value	% of Net Assets
U.S. Government and Agencies (3.9%) - continued
	U.S. Treasury Bonds, TIPS
$14,712,363	0.125%, 1/15/2023	$14,923,147	0.8%
12,061,959	0.625%, 1/15/2026	12,590,611	0.6%
9,402,348	1.000%, 2/15/2046	10,129,093	0.5%
	U.S. Treasury Notes
2,840,000	1.500%, 10/31/2019	2,880,493	0.1%
5,000,000	1.375%, 9/30/2020	5,033,595	0.3%
8,634,000	1.125%, 8/31/2021	8,557,779	0.4%
6,238,000	0.750% - 1.625%, 2/15/2019 - 9/30/2023	6,234,634	0.3%

	Total	78,623,329

Utilities (0.4%)
	Other Securities^	7,737,313	0.4%

	Total	7,737,313

	Total Long-Term Fixed Income (cost $300,065,978)	305,973,414

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	5,978	<0.1%

	Total	5,978

	Total Preferred Stock (cost $1,235)	5,978

Shares	Collateral Held for Securities Loaned (0.1%)	Value	% of Net Assets
2,585,839	Thrivent Cash Management Trust	2,585,839	0.1%

	Total Collateral Held for Securities Loaned (cost $2,585,839)	2,585,839

Shares or Principal Amount	Short-Term Investments (12.1%)[e]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
7,600,000	0.344%, 1/6/2017[f]	7,595,539	0.4%
	Thrivent Core Short-Term Reserve Fund
23,163,168	0.790%	231,631,678	11.6%
	Other Securities^	2,098,507	0.1%

	Total Short-Term Investments (cost $241,325,256)	241,325,724

	Total Investments (cost $1,881,593,406) 105.2%	$2,104,484,011

	Other Assets and Liabilities, Net (5.2%)	(103,868,763)

	Total Net Assets 100.0%	$2,000,615,248

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Non-income producing security.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderately Aggressive Allocation Fund held restricted securities as of October31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2016, the value of these investments was $11,696,545 or 0.6% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$1,825,285
Common Stock	667,758

Total lending	$2,493,043
Gross amount payable upon return of collateral for securities loaned	$2,585,839

Net amounts due to counterparty	$92,796

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$247,449,164
Gross unrealized depreciation	(39,056,527)

Net unrealized appreciation (depreciation)	$208,392,637

Cost for federal income tax purposes	$1,896,091,374

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,288,040	–	1,288,040	–
Capital Goods	799,058	–	799,058	–
Communications Services	5,537,046	–	5,537,046	–
Consumer Cyclical	2,910,615	–	2,910,615	–
Consumer Non-Cyclical	2,894,187	–	2,894,187	–
Energy	1,371,575	–	803,835	567,740
Financials	1,381,144	–	1,381,144	–
Technology	1,941,000	–	1,941,000	–
Transportation	568,396	–	568,396	–
Utilities	263,430	–	104,334	159,096

Registered Investment Companies
Affiliated Equity Holdings	771,786,766	771,786,766	–	–
Affiliated Fixed Income Holdings	113,108,914	113,108,914	–	–
Equity Funds/ETFs	17,033,020	17,033,020	–	–
Fixed Income Funds/ETFs	6,869,918	6,869,918	–	–

Common Stock
Consumer Discretionary	75,909,836	73,998,600	1,911,236	–
Consumer Staples	21,349,508	20,121,427	1,228,081	–
Energy	101,027,114	99,924,338	1,102,776	–
Financials^	79,955,397	77,382,923	2,572,474	0
Health Care	69,886,774	68,814,885	1,071,889	–
Industrials	78,773,469	76,788,278	1,985,191	–
Information Technology	122,342,794	121,918,185	424,609	–
Materials	36,498,138	35,327,048	1,171,090	–
Real Estate	20,782,256	20,109,180	673,076	–
Telecommunications Services	4,772,041	3,983,765	788,276	–
Utilities	15,542,620	15,230,089	312,531	–

Long–Term Fixed Income
Asset–Backed Securities	14,318,272	–	13,368,272	950,000
Basic Materials	1,946,528	–	1,946,528	–
Capital Goods	5,895,751	–	5,895,751	–
Collateralized Mortgage Obligations	14,943,177	–	14,943,177	–
Commercial Mortgage-Backed Securities	5,108,390	–	5,108,390	–
Communications Services	13,871,302	–	13,871,302	–
Consumer Cyclical	8,293,093	–	8,293,093	–
Consumer Non-Cyclical	13,610,901	–	13,610,901	–
Energy	8,702,501	–	8,702,501	–
Financials	25,017,957	–	25,017,957	–
Foreign Government	424,959	–	424,959	–
Mortgage-Backed Securities	99,716,976	–	99,716,976	–
Technology	6,063,700	–	6,063,700	–
Transportation	1,699,265	–	1,699,265	–
U.S. Government and Agencies	78,623,329	–	78,623,329	–
Utilities	7,737,313	–	7,611,576	125,737

Preferred Stock
Energy	5,978	–	–	5,978
Short-Term Investments	9,694,046	–	9,694,046	–

Subtotal Investments in Securities	$1,870,266,494	$1,522,397,336	$346,060,607	$1,808,551

Other Investments *	Total

Short–Term Investments	231,631,678
Collateral Held for Securities Loaned	2,585,839

Subtotal Other Investments	$234,217,517

Total Investments at Value	$2,104,484,011

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
^	Level 3 security in this section is fair valued at <1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,830,067	4,830,067	–	–

Total Asset Derivatives	$4,830,067	$4,830,067	$–	$–

Liability Derivatives
Futures Contracts	6,747,105	6,747,105	–	–

Total Liability Derivatives	$6,747,105	$6,747,105	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $9,694,046 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(83)	December 2016	($10,871,438)	($10,758,875)	$112,563
CBOT 5-Yr. U.S. Treasury Note	297	December 2016	36,014,490	35,876,673	(137,817)
CBOT U.S. Long Bond	(22)	December 2016	(3,742,335)	(3,579,813)	162,522
CME E-mini S&P Mid-Cap 400 Index	(922)	December 2016	(143,277,201)	(138,926,960)	4,350,241
CME S&P 500 Index	212	December 2016	115,057,822	112,365,300	(2,692,522)
CME Ultra Long Term U.S. Treasury Bond	(17)	December 2016	(3,195,678)	(2,990,937)	204,741
ICE mini MSCI EAFE Index	926	December 2016	79,757,894	77,121,910	(2,635,984)
NYBOT NYF mini Russell 2000 Index	206	December 2016	25,780,362	24,499,580	(1,280,782)
Total Futures Contracts					($1,917,038)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$479,826
Total Interest Rate Contracts		479,826
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,350,241
Total Equity Contracts		4,350,241
Total Asset Derivatives		$4,830,067

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	137,817
Total Interest Rate Contracts		137,817
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,609,288
Total Equity Contracts		6,609,288
Total Liability Derivatives		$6,747,105

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	890,044
Total Interest Rate Contracts		890,044

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,360,576
Total Equity Contracts		2,360,576

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	177,346
Total Credit Contracts		177,346
Total		$3,427,966

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	231,445
Total Interest Rate Contracts		231,445

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(20,043,963)
Total Equity Contracts		(20,043,963)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	56,131
Total Credit Contracts		56,131
Total		($19,756,387)

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$381,502,830	19.9%	N/A	N/A
Interest Rate Contracts	60,433,098	3.1	N/A	N/A
Credit Contracts	N/A	N/A	$86,857	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Small Cap Stock	$31,607,741	$2,377,402	$–	1,622,012	$33,543,209	$72,868
Mid Cap Stock	107,555,658	11,413,561	–	5,080,309	121,927,424	473,166
Partner Worldwide
Allocation	201,522,383	4,658,307	–	21,293,565	206,760,515	4,658,307
Large Cap Growth	144,731,352	7,281,641	–	15,413,729	138,569,427	–
Large Cap Value	162,470,158	11,067,965	–	8,662,899	169,446,299	2,459,386
Large Cap Stock	102,646,866	4,925,832	–	4,059,972	101,539,892	1,404,507
High Yield	26,732,544	1,046,386	8,670,020	4,037,028	19,216,252	1,035,859
Income	64,198,400	2,281,414	8,694,309	6,417,176	59,358,880	2,017,571
Government Bond	3,571,067	–	3,553,570	–	–	544
Limited Maturity Bond	33,715,188	612,595	97,154	2,767,130	34,533,782	612,796
Cash Management Trust-Collateral Investment	738,414	42,753,469	40,906,044	2,585,839	2,585,839	13,636
Cash Management Trust-Short Term Investment	7,000,000	238,255,118	245,255,118	–	–	118,755
Core Short-Term Reserve	–	316,013,768	84,382,090	23,163,168	231,631,678	528,084
Total Value and Income Earned	$886,489,771				$1,119,113,197	$13,395,479

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.8%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$2,152,813	0.1%

	Total	2,152,813

Capital Goods (0.1%)
	Other Securities^	1,430,327	0.1%

	Total	1,430,327

Communications Services (0.5%)
	Other Securities^	9,843,771	0.5%

	Total	9,843,771

Consumer Cyclical (0.3%)
	Other Securities^	5,325,872	0.3%

	Total	5,325,872

Consumer Non-Cyclical (0.3%)
	Other Securities^	4,576,986	0.3%

	Total	4,576,986

Energy (0.1%)
	Other Securities^	2,369,706	0.1%

	Total	2,369,706

Financials (0.1%)
	Other Securities^	2,649,687	0.1%

	Total	2,649,687

Technology (0.2%)
	Other Securities^	3,936,217	0.2%

	Total	3,936,217

Transportation (0.1%)
	Other Securities^	925,821	0.1%

	Total	925,821

Utilities (<0.1%)
	Other Securities^	481,171	<0.1%

	Total	481,171

	Total Bank Loans (cost $33,996,304)	33,692,371

Shares	Registered Investment Companies (38.9%)	Value	% of Net Assets
Affiliated Equity Holdings (27.1%)
12,133,177	Thrivent Large Cap Growth Fund	109,077,260	5.9%
1,587,961	Thrivent Large Cap Stock Fund	39,714,901	2.1%
7,375,203	Thrivent Large Cap Value Fund	144,258,964	7.7%
3,310,082	Thrivent Mid Cap Stock Fund	79,441,957	4.3%
11,415,969	Thrivent Partner Worldwide
	Allocation Fund	110,849,059	5.9%
1,064,587	Thrivent Small Cap Stock Fund	22,015,655	1.2%

	Total	505,357,796

Affiliated Fixed Income Holdings (10.9%)
7,062,740	Thrivent High Yield Fund	33,618,643	1.8%
11,599,057	Thrivent Income Fund	107,291,277	5.8%
4,966,752	Thrivent Limited Maturity Bond Fund	61,985,059	3.3%

	Total	202,894,979

Equity Funds/ETFs (0.6%)
34,945	SPDR S&P 500 ETF Trust	7,427,560	0.4%
	Other Securities^	3,286,024	0.2%

	Total	10,713,584

Fixed Income Funds/ETFs (0.3%)
20,000	iShares Barclays 1-3 Year Credit Bond Fund	2,111,000	0.1%
21,200	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,564,776	0.1%
	Other Securities^	1,493,952	0.1%

	Total	6,169,728

	Total Registered Investment Companies (cost $576,848,845)	725,136,087

Principal Amount	Long-Term Fixed Income (29.3%)	Value	% of Net Assets
Asset-Backed Securities (0.9%)
	Other Securities^	17,577,615	0.9%

	Total	17,577,615

Basic Materials (0.2%)
	Other Securities^	3,137,848	0.2%

	Total	3,137,848

Capital Goods (0.6%)
	Other Securities^	10,720,392	0.6%

	Total	10,720,392

Collateralized Mortgage Obligations (1.4%)
	Federal National Mortgage Association
$1,853,927	3.500%, 1/25/2033[a]	243,688	<0.1%
	Other Securities^	24,187,743	1.4%

	Total	24,431,431

Commercial Mortgage-Backed Securities (0.5%)
	Federal National Mortgage Association
18,411	1.272%, 1/25/2017	18,399	<0.1%
	Other Securities^	9,059,408	0.5%

	Total	9,077,807

Communications Services (1.3%)
	Other Securities^	24,925,669	1.3%

	Total	24,925,669

Consumer Cyclical (0.8%)
	Other Securities^	15,151,199	0.8%

	Total	15,151,199

Consumer Non-Cyclical (1.3%)
	Other Securities^	24,896,530	1.3%

	Total	24,896,530

Energy (0.8%)
	Other Securities^	15,007,905	0.8%

	Total	15,007,905

Financials (2.5%)
	Other Securities^	45,739,774	2.5%

	Total	45,739,774

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value	% of Net Assets
Foreign Government (<0.1%)
	Other Securities^	$707,143	<0.1%

	Total	707,143

Mortgage-Backed Securities (9.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
15,037,500	3.000%, 11/1/2031[b]	15,736,509	0.8%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,787,500	4.000%, 11/1/2046[b]	9,399,535	0.5%
	Federal National Mortgage Association Conventional
18,250,000	3.000%, 11/1/2046[b]	18,788,944	1.0%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
9,325,000	2.500%, 11/1/2031[b]	9,595,280	0.5%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
64,950,000	3.500%, 11/1/2046[b]	68,187,355	3.7%
37,550,000	4.000%, 11/1/2046[b]	40,207,834	2.2%
11,709,000	4.500%, 11/1/2046[b]	12,797,572	0.7%
2,737,650	1.735% - 2.088%,
	7/1/2043 - 8/1/2043[c]	2,817,046	0.1%

	Total	177,530,075

Technology (0.6%)
	Other Securities^	11,011,807	0.6%

	Total	11,011,807

Transportation (0.2%)
	Other Securities^	3,869,285	0.2%

	Total	3,869,285

U.S. Government and Agencies (7.9%)
	U.S. Treasury Bonds
6,720,000	3.625%, 2/15/2044	8,167,165	0.4%
4,121,000	2.250% - 5.250%,
	11/15/2028 - 8/15/2046	4,689,580	0.2%
	U.S. Treasury Bonds, TIPS
7,199,667	0.125%, 1/15/2023	7,302,817	0.4%
5,980,299	0.625%, 1/15/2026	6,242,403	0.3%
16,517,637	1.000%, 2/15/2046	17,794,352	1.0%
	U.S. Treasury Notes
7,770,000	0.875%, 11/15/2017	7,780,622	0.4%
8,575,000	0.875%, 3/31/2018	8,585,384	0.5%
4,010,000	0.750%, 2/15/2019	3,994,650	0.2%
3,900,000	1.000%, 10/15/2019	3,900,152	0.2%
19,010,000	1.500%, 10/31/2019[d]	19,281,044	1.0%
24,000,000	1.375%, 9/30/2020	24,161,256	1.3%
5,053,000	1.125%, 8/31/2021	5,008,392	0.3%
19,000,000	2.125%, 6/30/2022	19,675,393	1.1%
5,400,000	2.250%, 11/15/2024	5,614,315	0.3%
4,669,000	1.375% - 2.125%,
	5/31/2021 - 9/30/2023	4,721,926	0.3%

	Total	146,919,451

Utilities (0.8%)
	Other Securities^	14,293,468	0.8%

	Total	14,293,468

	Total Long-Term Fixed Income (cost $536,741,200)	544,997,399

Shares	Common Stock (23.5%)	Value	% of Net Assets

Consumer Discretionary (2.8%)
2,830	Amazon.com, Inc.[e]	2,235,191	0.1%
46,100	Comcast Corporation	2,849,902	0.2%
	Other Securities^	46,704,141	2.5%

	Total	51,789,234

Consumer Staples (0.9%)
	Other Securities^	16,835,821	0.9%

	Total	16,835,821

Energy (3.8%)
83,098	Canadian Natural Resources, Ltd.	2,635,038	0.1%
66,591	Chevron Corporation	6,975,407	0.4%
23,087	Concho Resources, Inc.[e]	2,930,664	0.2%
41,569	EOG Resources, Inc.	3,758,669	0.2%
54,360	EQT Corporation	3,587,760	0.2%
30,040	Exxon Mobil Corporation	2,502,933	0.1%
101,780	Halliburton Company	4,681,880	0.3%
17,260	Pioneer Natural Resources Company	3,089,885	0.2%
46,955	Royal Dutch Shell plc ADR	2,338,829	0.1%
60,231	Schlumberger, Ltd.	4,711,871	0.3%
134,193	Suncor Energy, Inc. ADR	4,028,474	0.2%
74,530	Valero Energy Corporation	4,415,157	0.2%
285,295	WPX Energy, Inc.[e]	3,098,304	0.2%
	Other Securities^	21,837,422	1.1%

	Total	70,592,293

Financials (3.1%)
69,779	Zions Bancorporation	2,247,582	0.1%
	Other Securities^	56,425,639	3.0%

	Total	58,673,221

Health Care (2.6%)
23,430	Johnson & Johnson	2,717,646	0.2%
75,410	Pfizer, Inc.	2,391,251	0.1%
	Other Securities^	43,089,679	2.3%

	Total	48,198,576

Industrials (2.9%)
	Other Securities^	55,028,068	2.9%

	Total	55,028,068

Information Technology (4.3%)
2,869	Alphabet, Inc., Class Ae	2,323,603	0.1%
22,834	Apple, Inc.	2,592,572	0.2%
134,200	Cisco Systems, Inc.	4,117,256	0.2%
25,800	MasterCard, Inc.	2,761,116	0.2%
77,130	Microsoft Corporation	4,621,630	0.3%
73,730	Oracle Corporation	2,832,707	0.2%
33,500	Salesforce.com, Inc.[e]	2,517,860	0.1%
	Other Securities^	57,724,718	3.0%

	Total	79,491,462

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value	% of Net Assets
Materials (1.4%)
	Other Securities^	$25,481,897	1.4%

	Total	25,481,897

Real Estate (0.8%)
	Other Securities^	15,568,965	0.8%

	Total	15,568,965

Telecommunications Services (0.2%)
	Other Securities^	4,396,420	0.2%

	Total	4,396,420

Utilities (0.7%)
	Other Securities^	12,418,433	0.7%

	Total	12,418,433

	Total Common Stock (cost $399,073,855)	438,474,390

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets

Energy (<0.1%)
	Other Securities^	11,472	<0.1%

	Total	11,472

	Total Preferred Stock (cost $2,371)	11,472

Shares	Collateral Held for Securities Loaned (0.2%)	Value	% of Net Assets
3,757,689	Thrivent Cash Management Trust	3,757,689	0.2%

	Total Collateral Held for Securities Loaned (cost $3,757,689)	3,757,689

Shares or Principal Amount	Short-Term Investments (16.0%)[f]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
3,400,000	0.350%, 1/13/2017[g]	3,397,793	0.2%
5,600,000	0.350%, 1/20/2017[g]	5,596,018	0.3%
	Federal National Mortgage Association Discount Notes
1,300,000	0.345%, 1/11/2017[g]	1,299,180	0.1%
	Thrivent Core Short-Term Reserve Fund
28,668,952	0.790%	286,689,526	15.4%

	Total Short-Term Investments (cost $296,981,873)	296,982,517

	Total Investments (cost $1,847,402,137) 109.7%	$2,043,051,925

	Other Assets and Liabilities, Net (9.7%)	(181,209,787)

	Total Net Assets 100.0%	$1,861,842,138

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
d	At October 31, 2016, $30,428 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
e	Non-income producing security.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Moderate Allocation Fund held restricted securities as of October 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2016, the value of these investments was $18,287,164 or 1.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$2,541,435
Common Stock	1,078,686

Total lending	$3,620,121
Gross amount payable upon return of collateral for securities loaned	$3,757,689

Net amounts due to counterparty	$137,568

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	- Exchange Traded Fund.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$208,318,238
Gross unrealized depreciation	(23,642,871)

Net unrealized appreciation (depreciation)	$184,675,367

Cost for federal income tax purposes	$1,858,376,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,152,813	–	2,152,813	–
Capital Goods	1,430,327	–	1,430,327	–
Communications Services	9,843,771	–	9,843,771	–
Consumer Cyclical	5,325,872	–	5,325,872	–
Consumer Non-Cyclical	4,576,986	–	4,576,986	–
Energy	2,369,706	–	1,341,065	1,028,641
Financials	2,649,687	–	2,649,687	–
Technology	3,936,217	–	3,936,217	–
Transportation	925,821	–	925,821	–
Utilities	481,171	–	181,912	299,259

Registered Investment Companies
Affiliated Equity Holdings	505,357,796	505,357,796	–	–
Affiliated Fixed Income Holdings	202,894,979	202,894,979	–	–
Equity Funds/ETFs	10,713,584	10,713,584	–	–
Fixed Income Funds/ETFs	6,169,728	6,169,728	–	–

Long-Term Fixed Income
Asset-Backed Securities	17,577,615	–	17,327,615	250,000
Basic Materials	3,137,848	–	3,137,848	–
Capital Goods	10,720,392	–	10,720,392	–
Collateralized Mortgage Obligations	24,431,431	–	24,431,431	–
Commercial Mortgage-Backed Securities	9,077,807	–	9,077,807	–
Communications Services	24,925,669	–	24,925,669	–
Consumer Cyclical	15,151,199	–	15,151,199	–
Consumer Non-Cyclical	24,896,530	–	24,896,530	–
Energy	15,007,905	–	15,007,905	–
Financials	45,739,774	–	45,739,774	–
Foreign Government	707,143	–	707,143	–
Mortgage-Backed Securities	177,530,075	–	177,530,075	–
Technology	11,011,807	–	11,011,807	–
Transportation	3,869,285	–	3,869,285	–
U.S. Government and Agencies	146,919,451	–	146,919,451	–
Utilities	14,293,468	–	14,065,944	227,524

Common Stock
Consumer Discretionary	51,789,234	49,641,852	2,147,382	–
Consumer Staples	16,835,821	15,459,908	1,375,913	–
Energy	70,592,293	69,310,686	1,281,607	–
Financials^	58,673,221	55,811,603	2,861,618	0
Health Care	48,198,576	47,009,005	1,189,571	–
Industrials	55,028,068	52,786,252	2,241,816	–
Information Technology	79,491,462	79,022,212	469,250	–
Materials	25,481,897	24,181,445	1,300,452	–
Real Estate	15,568,965	14,820,961	748,004	–
Telecommunications Services	4,396,420	3,525,385	871,035	–
Utilities	12,418,433	12,075,594	342,839	–

Preferred Stock
Energy	11,472	–	–	11,472
Short-Term Investments	10,292,991	–	10,292,991	–

Subtotal Investments in Securities	$1,752,604,710	$1,148,780,990	$602,006,824	$1,816,896

Other Investments *	Total
Short-Term Investments	286,689,526
Collateral Held for Securities Loaned	3,757,689

Subtotal Other Investments	$290,447,215

Total Investments at Value	$2,043,051,925

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	3,039,612	3,039,612	–	–

Total Asset Derivatives	$3,039,612	$3,039,612	$–	$–

Liability Derivatives
Futures Contracts	5,911,776	5,911,776	–	–

Total Liability Derivatives	$5,911,776	$5,911,776	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $10,292,991 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
CBOT 10-Yr. U.S. Treasury Note	176	December 2016	$23,020,814	$22,814,000	($206,814)
CBOT 2-Yr. U.S. Treasury Note	(64)	December 2016	(13,967,805)	(13,961,001)	6,804
CBOT 5-Yr. U.S. Treasury Note	250	December 2016	30,315,228	30,199,221	(116,007)
CBOT U.S. Long Bond	105	December 2016	17,732,216	17,085,469	(646,747)
CME E-mini S&P Mid-Cap 400 Index	(535)	December 2016	(83,140,778)	(80,613,800)	2,526,978
CME S&P 500 Index	28	December 2016	15,129,550	14,840,700	(288,850)
CME Ultra Long Term U.S. Treasury Bond	(42)	December 2016	(7,895,205)	(7,389,375)	505,830
ICE mini MSCI EAFE Index	1,190	December 2016	102,376,030	99,109,150	(3,266,880)
NYBOT NYF mini Russell 2000 Index	223	December 2016	27,907,868	26,521,390	(1,386,478)
Total Futures Contracts					($2,872,164)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,526,978
Total Equity Contracts		2,526,978

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	512,634
Total Interest Rate Contracts		512,634

Total Asset Derivatives		$3,039,612

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	969,568
Total Interest Rate Contracts		969,568

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,942,208
Total Equity Contracts		4,942,208

Total Liability Derivatives		$5,911,776

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,594,356
Total Interest Rate Contracts		4,594,356

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,729,633
Total Equity Contracts		1,729,633

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	121,958
Total Credit Contracts		121,958

Total		$6,445,947

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(992,393)
Total Interest Rate Contracts		(992,393)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(12,062,119)
Total Equity Contracts		(12,062,119)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(89,103)
Total Credit Contracts		(89,103)

Total		($13,143,615)

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$237,944,620	13.3%	N/A	N/A
Interest Rate Contracts	147,802,845	8.2	N/A	N/A
Credit Contracts	N/A	N/A	$9,220	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Small Cap Stock	$20,745,336	$1,560,377	$ –	1,064,587	$22,015,655	$47,826
Mid Cap Stock	70,078,016	7,436,519	–	3,310,082	79,441,957	308,292
Partner Worldwide Allocation	154,037,612	2,497,426	45,000,000	11,415,969	110,849,059	2,497,426
Large Cap Growth	113,927,723	5,731,866	–	12,133,177	109,077,260	–
Large Cap Value	138,319,791	9,422,768	–	7,375,203	144,258,964	2,093,810
Large Cap Stock	40,147,868	1,926,621	–	1,587,961	39,714,901	549,339
High Yield	43,743,635	1,827,767	12,140,124	7,062,740	33,618,643	1,809,335
Income	135,810,509	4,148,788	35,350,310	11,599,057	107,291,277	3,671,893
Government Bond	23,350,646	–	23,172,372	–	–	6,390
Limited Maturity Bond	60,715,036	1,099,585	373,664	4,966,752	61,985,059	1,099,947
Cash Management Trust-Collateral Investment	675,685	81,145,726	78,063,722	3,757,689	3,757,689	27,110
Cash Management Trust-Short Term Investment	3,000,000	314,572,330	317,572,330	–	–	154,709
Core Short-Term Reserve	–	395,256,537	108,567,011	28,668,952	286,689,526	695,012
Total Value and Income Earned	$804,551,857				$998,699,990	$12,961,089

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (2.7%)	Value	% of Net Assets
Basic Materials (0.3%)
	Other Securities^	$1,877,046	0.3%

	Total	1,877,046

Capital Goods (0.1%)
	Other Securities^	880,435	0.1%

	Total	880,435

Communications Services (0.7%)
	Other Securities^	5,703,897	0.7%

	Total	5,703,897

Consumer Cyclical (0.4%)
	Other Securities^	2,996,068	0.4%

	Total	2,996,068

Consumer Non-Cyclical (0.4%)
	Other Securities^	3,367,134	0.4%

	Total	3,367,134

Energy (0.2%)
	Other Securities^	1,265,302	0.2%

	Total	1,265,302

Financials (0.2%)
	Other Securities^	1,482,159	0.2%

	Total	1,482,159

Technology (0.3%)
	Other Securities^	2,578,992	0.3%

	Total	2,578,992

Transportation (0.1%)
	Other Securities^	685,921	0.1%

	Total	685,921

Utilities (<0.1%)
	Other Securities^	272,366	<0.1%

	Total	272,366

	Total Bank Loans (cost $21,188,742)	21,109,320

Principal Amount	Long-Term Fixed Income (42.7%)	Value	% of Net Assets
Asset-Backed Securities (1.7%)
	Renaissance Home Equity Loan Trust
$1,693,394	6.011%, 5/25/2036[a]	1,183,011	0.2%
	Other Securities^	12,325,892	1.5%

	Total	13,508,903

Basic Materials (0.3%)
	Other Securities^	2,114,602	0.3%

	Total	2,114,602

Capital Goods (0.8%)
	Other Securities^	6,203,870	0.8%

	Total	6,203,870

Collateralized Mortgage Obligations (2.2%)
	Federal National Mortgage Association
1,915,725	3.500%, 1/25/2033[b]	251,811	<0.1%
	Pretium Mortgage Credit
	Partners, LLC
1,033,020	4.375%, 11/27/2030*	1,041,524	0.2%
	Other Securities^	15,856,998	2.0%

	Total	17,150,333

Commercial Mortgage-Backed Securities (0.8%)
	Federal National Mortgage Association
33,139	1.272%, 1/25/2017	33,119	<0.1%
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	1,028,771	0.1%
	UBS Commercial Mortgage Trust
992,694	3.400%, 5/10/2045	1,050,012	0.1%
	Other Securities^	4,248,664	0.6%

	Total	6,360,566

Communications Services (2.0%)
	Other Securities^	15,382,892	2.0%

	Total	15,382,892

Consumer Cyclical (1.2%)
	Other Securities^	9,393,816	1.2%

	Total	9,393,816

Consumer Non-Cyclical (1.9%)
	Other Securities^	14,612,170	1.9%

	Total	14,612,170

Energy (1.2%)
	Other Securities^	9,317,234	1.2%

	Total	9,317,234

Financials (3.6%)
	Other Securities^	27,620,648	3.6%

	Total	27,620,648

Foreign Government (0.1%)
	Other Securities^	465,161	0.1%

	Total	465,161

Mortgage-Backed Securities (14.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,120,000	3.000%, 11/1/2031[c]	5,358,000	0.7%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,245,000	4.000%, 11/1/2046[c]	6,679,954	0.9%
	Federal National Mortgage Association Conventional
14,200,000	3.000%, 11/1/2046[c]	14,619,343	1.9%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,540,000	2.500%, 11/1/2031[c]	9,816,511	1.3%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,648,266	1.735%, 7/1/2043[d]	1,693,691	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value	% of Net Assets
Mortgage-Backed Securities (14.1%) - continued
$37,050,000	3.500%, 11/1/2046[c]	$38,896,713	5.0%
18,650,000	4.000%, 11/1/2046[c]	19,970,069	2.6%
10,725,000	4.500%, 11/1/2046[c]	11,722,091	1.5%

	Total	108,756,372

Technology (0.8%)
	Other Securities^	6,377,124	0.8%

	Total	6,377,124

Transportation (0.3%)
	Other Securities^	2,316,582	0.3%

	Total	2,316,582

U.S. Government and Agencies (10.6%)
	U.S. Treasury Bonds
2,000,000	3.000%, 5/15/2042	2,177,188	0.3%
1,580,000	3.625%, 2/15/2044	1,920,256	0.2%
990,000	2.250% - 4.375%,
	5/15/2040 - 8/15/2046	1,147,270	0.2%
	U.S. Treasury Bonds, TIPS
3,652,005	0.125%, 1/15/2023	3,704,327	0.5%
5,878,938	0.625%, 1/15/2026	6,136,600	0.8%
9,981,735	1.000%, 2/15/2046	10,753,264	1.4%
	U.S. Treasury Notes
2,150,000	0.875%, 11/15/2017	2,152,939	0.3%
5,500,000	0.875%, 3/31/2018	5,506,661	0.7%
2,500,000	0.750%, 2/15/2019	2,490,430	0.3%
1,900,000	1.000%, 10/15/2019	1,900,074	0.2%
6,520,000	1.500%, 10/31/2019	6,612,962	0.9%
7,000,000	1.375%, 9/30/2020	7,047,033	0.9%
1,000,000	1.375%, 5/31/2021	1,003,789	0.1%
9,370,000	1.125%, 8/31/2021	9,287,282	1.2%
16,000,000	2.125%, 6/30/2022	16,568,752	2.1%
2,755,000	1.625%, 8/15/2022	2,777,922	0.4%
710,000	1.375% - 2.250%,
	9/30/2023 - 11/15/2024	729,303	0.1%

	Total	81,916,052

Utilities (1.1%)
	Other Securities^	8,707,537	1.1%

	Total	8,707,537

	Total Long-Term Fixed Income (cost $326,212,828)	330,203,862

Shares	Registered Investment Companies (32.5%)	Value	% of Net Assets
Affiliated Equity Holdings (15.8%)
2,428,665	Thrivent Large Cap Growth Fund	21,833,703	2.8%
41,223	Thrivent Large Cap Stock Fund	1,030,981	0.2%
2,491,385	Thrivent Large Cap Value Fund	48,731,496	6.3%
539,082	Thrivent Mid Cap Stock Fund	12,937,979	1.7%
3,412,488	Thrivent Partner Worldwide Allocation Fund	33,135,261	4.3%
202,436	Thrivent Small Cap Stock Fund	4,186,370	0.5%

	Total	121,855,790

Affiliated Fixed Income Holdings (15.9%)
4,252,869	Thrivent High Yield Fund	20,243,656	2.6%
7,082,374	Thrivent Income Fund	65,511,956	8.5%
2,980,454	Thrivent Limited Maturity Bond Fund	37,196,061	4.8%

	Total	122,951,673

Equity Funds/ETFs (0.4%)
13,902	SPDR S&P 500 ETF Trust	2,954,870	0.4%
	Other Securities^	507,769	<0.1%

	Total	3,462,639

Fixed Income Funds/ETFs (0.4%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,688,800	0.2%
8,000	iShares iBoxx $ Investment Grade Corporate Bond ETF	967,840	0.2%

	Total	2,656,640

	Total Registered Investment Companies (cost $205,181,879)	250,926,742

Shares	Common Stock (16.3%)	Value	% of Net Assets

Consumer Discretionary (1.9%)
1,705	Amazon.com, Inc.[e]	1,346,643	0.2%
21,110	Comcast Corporation	1,305,020	0.2%
	Other Securities^	12,180,873	1.5%

	Total	14,832,536

Consumer Staples (0.7%)
11,780	CVS Health Corporation	990,698	0.1%
	Other Securities^	4,020,738	0.6%

	Total	5,011,436

Energy (2.5%)
19,915	Chevron Corporation	2,086,096	0.3%
16,047	EQT Corporation	1,059,102	0.1%
29,680	Halliburton Company	1,365,280	0.2%
5,560	Pioneer Natural Resources Company	995,351	0.1%
14,937	Schlumberger, Ltd.	1,168,522	0.2%
33,291	Suncor Energy, Inc. ADR	999,396	0.1%
19,420	Valero Energy Corporation	1,150,441	0.2%
	Other Securities^	10,694,611	1.3%

	Total	19,518,799

Financials (2.1%)
	Other Securities^	16,198,502	2.1%

	Total	16,198,502

Health Care (1.9%)
8,460	Johnson & Johnson	981,275	0.1%
	Other Securities^	13,910,839	1.8%

	Total	14,892,114

Industrials (1.9%)
	Other Securities^	14,943,879	1.9%

	Total	14,943,879

Information Technology (3.4%)
1,407	Alphabet, Inc., Class Ae	1,139,529	0.1%
11,719	Apple, Inc.	1,330,575	0.2%
55,190	Cisco Systems, Inc.	1,693,229	0.2%
9,570	Facebook, Inc.[e]	1,253,574	0.2%
11,320	MasterCard, Inc.	1,211,466	0.2%
35,910	Microsoft Corporation	2,151,727	0.3%
29,300	Oracle Corporation	1,125,706	0.1%
15,390	Salesforce.com, Inc.[e]	1,156,712	0.2%
	Other Securities^	14,837,025	1.9%

	Total	25,899,543

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value	% of Net Assets
Materials (0.9%)
	Other Securities^	$6,666,581	0.9%

	Total	6,666,581

Real Estate (0.4%)
	Other Securities^	3,386,994	0.4%

	Total	3,386,994

Telecommunications Services (0.1%)
	Other Securities^	1,068,914	0.1%

	Total	1,068,914

Utilities (0.5%)
	Other Securities^	3,669,044	0.5%

	Total	3,669,044

	Total Common Stock (cost $110,762,954)	126,088,342

Shares	Preferred Stock (<0.1%)	Value	% of Net Assets
Energy (<0.1%)
	Other Securities^	5,502	<0.1%

	Total	5,502

Financials (<0.1%)
	Other Securities^	251,503	<0.1%

	Total	251,503

	Total Preferred Stock (cost $280,170)	257,005

Shares	Collateral Held for Securities Loaned (0.3%)	Value	% of Net Assets
2,400,919	Thrivent Cash Management Trust	2,400,919	0.3%

	Total Collateral Held for Securities Loaned (cost $2,400,919)	2,400,919

Shares or Principal Amount	Short-Term Investments (19.7%)[f]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
2,000,000	0.350%, 1/20/2017[g]	1,998,578	0.3%
	Thrivent Core Short-Term Reserve Fund
14,880,977	0.790%	148,809,768	19.3%
	Other Securities^	999,864	0.1%

	Total Short-Term Investments (cost $151,807,988)	151,808,210

	Total Investments (cost $817,835,480) 114.2%	$882,794,400

	Other Assets and Liabilities, Net (14.2%)	(110,094,436)

	Total Net Assets 100.0%	$772,699,964

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
b	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
e	Non-income producing security.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of October 31, 2016 was $13,501,642 or 1.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	$1,032,041

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$1,730,247
Common Stock	587,040

Total lending	$2,317,287
Gross amount payable upon return of collateral for securities loaned	$2,400,919

Net amounts due to counterparty	$83,632

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	- Exchange Traded Fund.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$67,604,196
Gross unrealized depreciation	(6,563,728)

Net unrealized appreciation (depreciation)	$61,040,468

Cost for federal income tax purposes	$821,753,932

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,877,046	–	1,877,046	–
Capital Goods	880,435	–	880,435	–
Communications Services	5,703,897	–	5,703,897	–
Consumer Cyclical	2,996,068	–	2,996,068	–
Consumer Non-Cyclical	3,367,134	–	3,367,134	–
Energy	1,265,302	–	705,277	560,025
Financials	1,482,159	–	1,482,159	–
Technology	2,578,992	–	2,578,992	–
Transportation	685,921	–	685,921	–
Utilities	272,366	–	117,713	154,653

Long-Term Fixed Income
Asset-Backed Securities	13,508,903	–	12,508,903	1,000,000
Basic Materials	2,114,602	–	2,114,602	–
Capital Goods	6,203,870	–	6,203,870	–
Collateralized Mortgage Obligations	17,150,333	–	17,150,333	–
Commercial Mortgage-Backed Securities	6,360,566	–	6,360,566	–
Communications Services	15,382,892	–	15,382,892	–
Consumer Cyclical	9,393,816	–	9,393,816	–
Consumer Non-Cyclical	14,612,170	–	14,612,170	–
Energy	9,317,234	–	9,317,234	–
Financials	27,620,648	–	27,620,648	–
Foreign Government	465,161	–	465,161	–
Mortgage-Backed Securities	108,756,372	–	108,756,372	–
Technology	6,377,124	–	6,377,124	–
Transportation	2,316,582	–	2,316,582	–
U.S. Government and Agencies	81,916,052	–	81,916,052	–
Utilities	8,707,537	–	8,587,787	119,750

Registered Investment Companies
Affiliated Fixed Income Holdings	122,951,673	122,951,673	–	–
Affiliated Equity Holdings	121,855,790	121,855,790	–	–
Equity Funds/ETFs	3,462,639	3,462,639	–	–
Fixed Income Funds/ETFs	2,656,640	2,656,640	–	–

Common Stock
Consumer Discretionary	14,832,536	14,832,536	–	–
Consumer Staples	5,011,436	5,011,436	–	–
Energy	19,518,799	19,457,120	61,679	–
Financials	16,198,502	16,198,502	–	–
Health Care	14,892,114	14,892,114	–	–
Industrials	14,943,879	14,943,879	–	–
Information Technology	25,899,543	25,899,543	–	–
Materials	6,666,581	6,666,581	–	–
Real Estate	3,386,994	3,386,994	–	–
Telecommunications Services	1,068,914	1,068,914	–	–
Utilities	3,669,044	3,669,044	–	–

Preferred Stock
Energy	5,502	–	–	5,502
Financials	251,503	–	251,503	–
Short-Term Investments	2,998,442	–	2,998,442	–

Subtotal Investments in Securities	$731,583,713	$376,953,405	$352,790,378	$1,839,930

Other Investments *	Total

Short-Term Investments	148,809,768
Collateral Held for Securities Loaned	2,400,919

Subtotal Other Investments	$151,210,687

Total Investments at Value	$882,794,400

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	788,833	788,833	–	–

Total Asset Derivatives	$788,833	$788,833	$–	$–

Liability Derivatives
Futures Contracts	1,991,171	1,991,171	–	–

Total Liability Derivatives	$1,991,171	$1,991,171	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $2,998,442 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	50	December 2016	$6,540,004	$6,481,250	($58,754)
CBOT 2-Yr. U.S. Treasury Note	(20)	December 2016	(4,364,939)	(4,362,813)	2,126
CBOT 5-Yr. U.S. Treasury Note	153	December 2016	18,552,919	18,481,922	(70,997)
CBOT U.S. Long Bond	92	December 2016	15,536,799	14,970,125	(566,674)
CME E-mini S&P Mid-Cap 400 Index	(102)	December 2016	(15,850,412)	(15,369,360)	481,052
CME S&P 500 Index	(7)	December 2016	(3,799,046)	(3,710,175)	88,871
CME Ultra Long Term U.S. Treasury Bond	(18)	December 2016	(3,383,659)	(3,166,875)	216,784
ICE mini MSCI EAFE Index	267	December 2016	22,997,147	22,237,096	(760,051)
NYBOT NYF mini Russell 2000 Index	86	December 2016	10,762,676	10,227,981	(534,695)
Total Futures Contracts					($1,202,338)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$569,923
Total Equity Contracts		569,923

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	218,910
Total Interest Rate Contracts		218,910

Total Asset Derivatives		$788,833

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	696,425
Total Interest Rate Contracts		696,425

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,294,746
Total Equity Contracts		1,294,746

Total Liability Derivatives		$1,991,171

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,555,473
Total Interest Rate Contracts		3,555,473

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(423,108)
Total Equity Contracts		(423,108)

Total		$3,132,365

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(857,649)
Total Interest Rate Contracts		(857,649)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,544,287)
Total Equity Contracts		(2,544,287)

Total		($3,401,936)

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$65,396,360	8.8%
Interest Rate Contracts	87,575,724	11.7

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Small Cap Stock	$3,944,813	$296,712	$–	202,436	$4,186,370	$9,094
Mid Cap Stock	11,412,961	1,211,117	–	539,082	12,937,979	50,209
Partner Worldwide Allocation	45,583,777	746,536	13,000,000	3,412,488	33,135,261	746,536
Large Cap Growth	22,804,607	1,147,332	–	2,428,665	21,833,703	–
Large Cap Value	46,725,210	3,183,064	–	2,491,385	48,731,496	707,301
Large Cap Stock	1,042,221	50,014	–	41,223	1,030,981	14,261
High Yield	20,593,574	1,095,044	1,557,641	4,252,869	20,243,656	1,084,006
Income	55,117,992	9,007,635	383,360	7,082,374	65,511,956	2,217,723
Government Bond	10,254,616	–	10,178,261	–	–	2,720
Limited Maturity Bond	36,517,087	659,844	307,420	2,980,454	37,196,061	660,082
Cash Management Trust-Collateral Investment	467,514	42,806,952	40,873,547	2,400,919	2,400,919	17,977
Cash Management Trust-Short Term Investment	7,000,000	159,802,560	166,802,560	–	–	90,327
Core Short-Term Reserve	–	208,747,628	59,937,860	14,880,977	148,809,768	379,506
Total Value and Income Earned	$261,464,372				$396,018,150	$5,979,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (16.3%)	Value	% of Net Assets
Basic Materials (1.0%)
	Ineos US Finance, LLC, Term Loan
$1,012,522	3.750%, 12/15/2020[a]	$1,014,840	0.3%
	Other Securities^	2,019,449	0.7%

	Total	3,034,289

Capital Goods (1.1%)
	Cortes NP Acquisition Corporation, Term Loan
1,220,000	0.000%, 10/3/2023[a,b,c]	1,212,375	0.4%
	Other Securities^	1,900,614	0.7%

	Total	3,112,989

Communications Services (4.4%)
	NEP/NCP Holdco, Inc., Term Loan
973,377	4.250%, 1/22/2020[a]	970,028	0.3%
	Other Securities^	12,189,164	4.1%

	Total	13,159,192

Consumer Cyclical (2.8%)
	Amaya BV, Term Loan
1,038,899	5.000%, 8/1/2021[a]	1,037,435	0.3%
	Scientific Games International Inc., Term Loan
1,092,340	6.000%, 10/1/2021[a]	1,096,436	0.4%
	Other Securities^	6,234,959	2.1%

	Total	8,368,830

Consumer Non-Cyclical (2.8%)
	Valeant Pharmaceuticals International, Inc., Term Loan
1,626,182	5.500%, 4/1/2022[a]	1,620,084	0.5%
	Other Securities^	6,609,942	2.3%

	Total	8,230,026

Energy (0.8%)
	Other Securities^	2,407,332	0.8%

	Total	2,407,332

Financials (0.8%)
	Other Securities^	2,504,205	0.8%

	Total	2,504,205

Technology (1.8%)
	ON Semiconductor Corporation, Term Loan
1,100,000	3.777%, 3/31/2023[a]	1,106,050	0.4%
	Other Securities^	4,116,949	1.4%

	Total	5,222,999

Transportation (0.4%)
	XPO Logistics, Inc., Term Loan
964,956	4.250%, 10/30/2021[a]	969,434	0.3%
	Other Securities^	269,543	0.1%

	Total	1,238,977

Utilities (0.4%)
	Other Securities^	1,105,580	0.4%

	Total	1,105,580

	Total Bank Loans (cost $48,686,565)	48,384,419

Shares	Common Stock (43.9%)	Value	% of Net Assets
Consumer Discretionary (7.0%)
3,830	Amazon.com, Inc.[d]	3,025,011	1.0%
2,400	AutoZone, Inc.[d]	1,781,184	0.6%
34,718	Comcast Corporation	2,146,267	0.7%
35,460	NIKE, Inc.	1,779,383	0.6%
20,180	Walt Disney Company	1,870,484	0.6%
	Other Securities^	10,212,771	3.5%

	Total	20,815,100

Consumer Staples (2.4%)
10,709	Anheuser-Busch InBev NV ADR	1,236,782	0.4%
14,590	Philip Morris International, Inc.	1,407,060	0.5%
	Other Securities^	4,549,550	1.5%

	Total	7,193,392

Energy (2.8%)
201,059	BP plc	1,188,607	0.4%
16,540	EOG Resources, Inc.	1,495,547	0.5%
16,920	EQT Corporation	1,116,720	0.4%
	Other Securities^	4,523,240	1.5%

	Total	8,324,114

Financials (5.5%)
41,350	Citigroup, Inc.	2,032,352	0.7%
22,230	J.P. Morgan Chase & Company	1,539,650	0.5%
40,340	Synchrony Financial	1,153,321	0.4%
	Other Securities^	11,747,390	3.9%

	Total	16,472,713

Health Care (4.4%)
50,000	Abbott Laboratories	1,962,000	0.7%
5,060	Allergan plc[d]	1,057,236	0.4%
18,340	Medtronic plc	1,504,247	0.5%
31,940	Merck & Company, Inc.	1,875,517	0.6%
	Other Securities^	6,834,475	2.2%

	Total	13,233,475

Industrials (4.6%)
11,650	Illinois Tool Works, Inc.	1,323,091	0.5%
18,360	Ingersoll-Rand plc	1,235,444	0.4%
23,900	Jacobs Engineering Group, Inc.[d]	1,232,762	0.4%
16,590	Union Pacific Corporation	1,462,906	0.5%
	Other Securities^	8,307,653	2.8%

	Total	13,561,856

Information Technology (7.0%)
1,960	Alphabet, Inc., Class Ad	1,587,404	0.5%
20,823	Apple, Inc.	2,364,243	0.8%
11,300	Facebook, Inc.[d]	1,480,187	0.5%
31,770	Microsoft Corporation	1,903,658	0.6%
6,400	Palo Alto Networks, Inc.[d]	984,512	0.3%
32,880	PayPal Holdings, Inc.[d]	1,369,781	0.5%
23,680	Visa, Inc.	1,953,837	0.7%
36,620	Xilinx, Inc.	1,862,859	0.6%
	Other Securities^	7,190,394	2.5%

	Total	20,696,875

Materials (1.7%)
	Other Securities^	4,963,036	1.7%

	Total	4,963,036

Real Estate (6.9%)
8,010	Simon Property Group, Inc.	1,489,540	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (43.9%)	Value	% of Net Assets
Real Estate (6.9%) – continued
14,223	Welltower, Inc.	$974,702	0.3%
	Other Securities^	17,996,139	6.1%

	Total	20,460,381

Telecommunications Services (0.9%)
	Other Securities^	2,799,307	0.9%

	Total	2,799,307

Utilities (0.7%)
	Other Securities^	1,959,953	0.7%

	Total	1,959,953

	Total Common Stock (cost $122,248,822)	130,480,202

Principal Amount	Long-Term Fixed Income (32.4%)	Value	% of Net Assets
Asset-Backed Securities (1.7%)
	Other Securities^	5,354,332	1.7%

	Total	5,354,332

Basic Materials (0.6%)
	Other Securities^	1,755,502	0.6%

	Total	1,755,502

Capital Goods (0.8%)
	Other Securities^	2,387,995	0.8%

	Total	2,387,995

Collateralized Mortgage Obligations (3.7%)
	Other Securities^	11,003,705	3.7%

	Total	11,003,705

Communications Services (1.6%)
	Other Securities^	4,859,785	1.6%

	Total	4,859,785

Consumer Cyclical (1.6%)
	Other Securities^	4,688,125	1.6%

	Total	4,688,125

Consumer Non-Cyclical (1.4%)
	Other Securities^	4,095,017	1.4%

	Total	4,095,017

Energy (1.2%)
	Petroleos Mexicanos
29,000	5.500%, 2/4/2019[e]	30,697	<0.1%
	Other Securities^	3,619,188	1.2%

	Total	3,649,885

Financials (4.1%)
	Goldman Sachs Group, Inc., Convertible
1,400,000	0.500%, 9/24/2022	1,523,676	0.5%
	Other Securities^	10,719,097	3.6%

	Total	12,242,773

Foreign Government (7.6%)
	Mexico Government International Bond
2,920,000	3.600% - 6.750%, 3/15/2022 - 10/12/2110	3,050,456	1.0%
	Russia Government International Bond
$1,000,000	5.000%, 4/29/2020[e]	1,066,880	0.4%
	Turkey Government International Bond
3,276,000	4.250% - 7.500%, 11/7/2019 - 2/17/2045	3,423,119	1.1%
	Other Securities^	15,041,946	5.1%

	Total	22,582,401

Mortgage-Backed Securities (5.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,250,000	3.000%, 11/1/2031[c]	1,308,106	0.4%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 11/1/2046[c]	1,069,648	0.4%
	Federal National Mortgage Association Conventional
1,800,000	3.000%, 11/1/2046[c]	1,853,156	0.6%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,550,000	2.500%, 11/1/2031[c]	1,594,926	0.5%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
5,500,000	3.500%, 11/1/2046[c]	5,774,141	2.0%
3,150,000	4.000%, 11/1/2046[c]	3,372,961	1.1%
850,000	4.500%, 11/1/2046[c]	929,023	0.3%

	Total	15,901,961

Technology (1.1%)
	Other Securities^	3,152,282	1.1%

	Total	3,152,282

Transportation (0.4%)
	Other Securities^	1,075,073	0.4%

	Total	1,075,073

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
1,250,000	1.625%, 2/15/2026	1,229,298	0.4%
	Other Securities^	680,060	0.2%

	Total	1,909,358

Utilities (0.7%)
	Other Securities^	2,005,634	0.7%
	Total	2,005,634

	Total Long-Term Fixed Income (cost $95,527,301)	96,663,828

Shares	Registered Investment Companies (2.6%)	Value	% of Net Assets
Equity Funds/ETFs (1.5%)
44,220	Materials Select Sector SPDR Fund	2,067,285	0.7%
29,320	Utilities Select Sector SPDR Fund	1,449,288	0.5%
	Other Securities^	828,206	0.3%

	Total	4,344,779

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Registered Investment Companies (2.6%)	Value	% of Net Assets
Fixed Income Funds/ETFs (1.1%)
	Other Securities^	$3,255,699	1.1%

	Total	3,255,699

	Total Registered Investment Companies (cost $7,280,291)	7,600,478

Shares	Preferred Stock (1.4%)	Value	% of Net Assets

Consumer Staples (0.1%)
	Other Securities^	442,470	0.1%

	Total	442,470

Energy (<0.1%)
	Other Securities^	19,072	<0.1%

	Total	19,072

Financials (1.0%)
	Other Securities^	3,003,376	1.0%

	Total	3,003,376

Health Care (0.1%)
	Other Securities^	278,933	0.1%

	Total	278,933

Real Estate (0.2%)
	Other Securities^	581,676	0.2%

	Total	581,676

	Total Preferred Stock (cost $4,058,137)	4,325,527

Shares	Collateral Held for Securities Loaned (1.4%)	Value	% of Net Assets
4,071,925	Thrivent Cash Management Trust	4,071,925	1.4%

	Total Collateral Held for Securities Loaned (cost $4,071,925)	4,071,925

Shares or Principal Amount	Short-Term Investments (9.7%)[f]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
2,801,564	0.790%	28,015,637	9.4%
	Other Securities^	799,521	0.3%

	Total Short-Term Investments (cost $28,815,108)	28,815,158

	Total Investments (cost $310,688,149) 107.7%	$320,341,537

	Other Assets and Liabilities, Net (7.7%)	(22,923,452)

	Total Net Assets 100.0%	$297,418,085

^	The Summary Schedule of lnvestments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $19,840,061 or 6.7% of total net assets.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Balanced Income Plus Fund held restricted securities as of October 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2016, the value of these investments was $3,383,889 or 1.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2016:

Securities Lending Transactions
Common Stock	$1,717,578
Taxable Debt Security	2,229,666

Total lending	$3,947,244
Gross amount payable upon return of collateral for securities loaned	$4,071,925

Net amounts due to counterparty	$124,681

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,339,911
Gross unrealized depreciation	(9,403,164)

Net unrealized appreciation (depreciation)	$8,936,747

Cost for federal income tax purposes	$311,404,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,034,289	–	3,034,289	–
Capital Goods	3,112,989	–	3,112,989	–
Communications Services	13,159,192	–	12,594,268	564,924
Consumer Cyclical	8,368,830	–	8,368,830	–
Consumer Non-Cyclical	8,230,026	–	7,647,202	582,824
Energy	2,407,332	–	1,508,570	898,762
Financials	2,504,205	–	2,504,205	–
Technology	5,222,999	–	5,222,999	–
Transportation	1,238,977	–	1,238,977	–
Utilities	1,105,580	–	800,022	305,558

Common Stock
Consumer Discretionary	20,815,100	15,266,946	5,548,154	–
Consumer Staples	7,193,392	3,654,687	3,538,705	–
Energy	8,324,114	5,146,935	3,177,179	–
Financials^	16,472,713	9,140,644	7,332,069	0
Health Care	13,233,475	10,161,445	3,072,030	–
Industrials	13,561,856	7,842,751	5,719,105	–
Information Technology	20,696,875	19,487,955	1,208,920	–
Materials	4,963,036	1,538,303	3,424,733	–
Real Estate	20,460,381	18,553,210	1,907,171	–
Telecommunications Services	2,799,307	558,645	2,240,662	–
Utilities	1,959,953	1,082,613	877,340	–

Long-Term Fixed Income
Asset-Backed Securities	5,354,332	–	5,104,332	250,000
Basic Materials	1,755,502	–	1,755,502	–
Capital Goods	2,387,995	–	2,387,995	–
Collateralized Mortgage Obligations	11,003,705	–	11,003,705	–
Communications Services	4,859,785	–	4,859,785	–
Consumer Cyclical	4,688,125	–	4,688,125	–
Consumer Non-Cyclical	4,095,017	–	4,095,017	–
Energy	3,649,885	–	3,649,885	–
Financials	12,242,773	–	10,719,097	1,523,676
Foreign Government	22,582,401	–	22,582,401	–
Mortgage-Backed Securities	15,901,961	–	15,901,961	–
Technology	3,152,282	–	3,152,282	–
Transportation	1,075,073	–	1,075,073	–
U.S. Government and Agencies	1,909,358	–	1,909,358	–
Utilities	2,005,634	–	2,005,634	–

Registered Investment Companies
Equity Funds/ETFs	4,344,779	4,344,779	–	–
Fixed Income Funds/ETFs	3,255,699	3,255,699	–	–

Preferred Stock
Consumer Staples	442,470	442,470	–	–
Energy	19,072	–	–	19,072
Financials	3,003,376	2,316,295	687,081	–
Health Care	278,933	83,380	195,553	–
Real Estate	581,676	581,676	–	–
Short-Term Investments	799,521	–	799,521	–

Subtotal Investments in Securities	$288,253,975	$103,458,433	$180,650,726	$4,144,816

Other Investments*	Total

Short-Term Investments	28,015,637
Collateral Held for Securities Loaned	4,071,925

Subtotal Other Investments	$32,087,562

Total Investments at Value	$320,341,537

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	318,922	318,922	–	–

Total Asset Derivatives	$318,922	$318,922	$–	$–

Liability Derivatives
Futures Contracts	196,873	196,873	–	–

Total Liability Derivatives	$196,873	$196,873	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $699,528 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(52)	December 2016	($6,811,021)	($6,740,500)	$70,521
CBOT 2-Yr. U.S. Treasury Note	(66)	December 2016	(14,404,299)	(14,397,282)	7,017
CBOT 5-Yr. U.S. Treasury Note	14	December 2016	1,697,653	1,691,157	(6,496)
CBOT U.S. Long Bond	(8)	December 2016	(1,360,849)	(1,301,750)	59,099
CME E-mini S&P 500 Index	33	December 2016	3,553,877	3,498,165	(55,712)
CME S&P 500 Index	(17)	December 2016	(9,158,154)	(9,010,424)	147,730
CME Ultra Long Term U.S. Treasury Bond	12	December 2016	2,245,915	2,111,250	(134,665)
Ultra 10-Yr. U.S. Treasury Note	(12)	December 2016	(1,732,743)	(1,698,188)	34,555
Total Futures Contracts					$122,049
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$171,192
Total Interest Rate Contracts		171,192

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	147,730
Total Equity Contracts		147,730
Total Asset Derivatives		$318,922

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	141,161
Total Interest Rate Contracts		141,161

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	55,712
Total Equity Contracts		55,712
Total Liability Derivatives		$196,873

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	241,300
Total Interest Rate Contracts		241,300

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	58,060
Total Equity Contracts		58,060

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(11,518)
Total Credit Contracts		(11,518)
Total		$287,842

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(14,386)
Total Interest Rate Contracts		(14,386)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	73,611
Total Equity Contracts		73,611

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(11,011)
Total Credit Contracts		(11,011)
Total		$48,214

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$3,388,950	1.2%	N/A	N/A
Interest Rate Contracts	27,900,885	9.8	N/A	N/A
Credit Contracts	N/A	N/A	$29,375	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$8,831,966	$85,220,475	$89,980,516	4,071,925	$4,071,925	$53,890
Cash Management Trust-Short Term Investment	19,990,880	46,446,916	66,437,796	–	–	22,435
Core Short-Term Reserve	–	88,360,000	60,344,363	2,801,564	28,015,637	75,712
Total Value and Income Earned	$28,822,846				$32,087,562	$152,037

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (29.8%)	Value	% of Net Assets
Basic Materials (2.0%)
	Fortescue Metals Group, Ltd., Term Loan
$2,587,969	3.750%, 6/30/2019[a]	$2,585,536	0.6%
	Ineos US Finance, LLC, Term Loan
2,873,595	3.750%, 12/15/2020[a]	2,880,176	0.6%
	Tronox Pigments BV, Term Loan
1,598,003	4.500%, 3/19/2020[a]	1,589,646	0.4%
	Other Securities^	1,662,407	0.4%

	Total	8,717,765

Capital Goods (1.6%)
	Cortes NP Acquisition Corporation, Term Loan
2,825,000	0.000%, 10/3/2023[a,b,c]	2,807,344	0.6%
	Other Securities^	4,166,494	1.0%

	Total	6,973,838

Communications Services (9.3%)
	Block Communications, Inc., Term Loan
1,587,876	4.088%, 11/7/2021[a]	1,599,785	0.4%
	FairPoint Communications, Inc., Term Loan
1,586,915	7.500%, 2/14/2019[a]	1,589,105	0.4%
	Grande Communications Networks, LLC, Term Loan
2,210,813	4.500%, 5/29/2020[a]	2,208,049	0.5%
	Hargray Communications Group, Inc., Term Loan
1,744,824	4.750%, 6/26/2019[a]	1,753,548	0.4%
	Level 3 Communications, Inc., Term Loan
2,250,000	4.000%, 8/1/2019[a]	2,259,652	0.5%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	4.500%, 1/7/2022[a]	2,237,076	0.5%
	LTS Buyer, LLC, Term Loan
1,591,413	4.088%, 4/13/2020[a]	1,593,005	0.4%
	NEP/NCP Holdco, Inc., Term Loan
2,723,195	4.250%, 1/22/2020[a]	2,713,827	0.6%
	Numericable US, LLC, Term Loan
1,592,686	5.137%, 1/15/2024[a]	1,605,825	0.4%
	Univision Communications, Inc., Term Loan
1,911,075	4.000%, 3/1/2020[a]	1,914,057	0.4%
	Virgin Media Investment Holdings, Ltd., Term Loan
1,538,539	3.500%, 6/30/2023[a]	1,544,509	0.3%
	WideOpenWest Finance, LLC, Term Loan
3,950,000	4.500%, 8/18/2023[a]	3,939,217	0.9%
	Zayo Group, LLC, Term Loan
2,006,852	3.750%, 5/6/2021[a]	2,016,204	0.5%
	Other Securities^	13,566,984	3.1%

	Total	40,540,843

Consumer Cyclical (4.4%)
	Amaya BV, Term Loan
2,395,139	5.000%, 8/1/2021[a]	2,391,762	0.6%
	Cengage Learning Acquisitions, Term Loan
2,234,400	5.250%, 6/7/2023[a]	2,181,802	0.5%
	IMG Worldwide, Inc., Term Loan
1,623,181	5.250%, 5/6/2021[a]	1,630,080	0.4%
	Mohegan Tribal Gaming Authority, Term Loan
1,750,000	0.000%, 9/30/2023[a,b,c]	1,742,895	0.4%
	Scientific Games International Inc., Term Loan
2,222,163	6.000%, 10/18/2020[a]	2,233,962	0.5%
	Other Securities^	8,944,149	2.0%

	Total	19,124,650

Consumer Non-Cyclical (4.7%)
	CHS/Community Health Systems, Inc., Term Loan
1,863,751	4.000%, 1/27/2021[a]	1,757,983	0.4%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,805,475	5.000%, 5/4/2022[a]	1,800,582	0.4%
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,862,025	4.750%, 6/30/2021[a]	1,817,020	0.4%
	Valeant Pharmaceuticals International, Inc., Term Loan
4,441,789	5.500%, 4/1/2022[a]	4,425,132	1.0%
	Other Securities^	10,589,163	2.5%

	Total	20,389,880

Energy (1.4%)
	Other Securities^	6,083,881	1.4%

	Total	6,083,881

Financials (1.4%)
	MoneyGram International, Inc., Term Loan
1,579,004	4.250%, 3/27/2020[a]	1,531,634	0.3%
	Other Securities^	4,521,469	1.1%

	Total	6,053,103

Technology (3.7%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
2,260,309	3.535%, 2/1/2023[a]	2,282,596	0.5%
	First Data Corporation, Term Loan
3,410,000	0.000%, 3/24/2021[a,b,c]	3,423,640	0.8%
	ON Semiconductor Corporation, Term Loan
3,085,000	3.777%, 3/31/2023[a]	3,101,968	0.7%
	Western Digital Corporation, Term Loan
2,788,013	4.500%, 4/29/2023[a]	2,817,872	0.6%
	Other Securities^	4,639,117	1.1%

	Total	16,265,193

Transportation (0.9%)
	XPO Logistics, Inc., Term Loan
2,780,781	4.250%, 10/30/2021[a]	2,793,684	0.6%
	Other Securities^	1,380,882	0.3%

	Total	4,174,566

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (29.8%)	Value	% of Net Assets
Utilities (0.4%)
	Other Securities^	$1,923,588	0.4%

	Total	1,923,588

	Total Bank Loans (cost $131,667,687)	130,247,307

Principal Amount	Long-Term Fixed Income (61.5%)	Value	% of Net Assets
Asset-Backed Securities (4.1%)
	Other Securities^	18,320,740	4.1%

	Total	18,320,740

Basic Materials (0.7%)
	Other Securities^	3,234,437	0.7%

	Total	3,234,437

Capital Goods (1.8%)
	Other Securities^	7,628,400	1.8%

	Total	7,628,400

Collateralized Mortgage Obligations (8.1%)
	Other Securities^	35,197,225	8.1%

	Total	35,197,225

Communications Services (3.1%)
	Other Securities^	13,678,275	3.1%

	Total	13,678,275

Consumer Cyclical (3.2%)
	Other Securities^	13,953,051	3.2%

	Total	13,953,051

Consumer Non-Cyclical (2.9%)
	Valeant Pharmaceuticals International
469,079	7.250%, 7/15/2022[d]	408,099	0.1%
	VPII Escrow Corporation
500,000	7.500%, 7/15/2021[d]	445,000	0.1%
	Other Securities^	11,610,647	2.7%

	Total	12,463,746

Energy (2.2%)
	Ecopetrol SA
225,000	5.875%, 9/18/2023	241,312	0.1%
	Petrobras Global Finance BV
90,000	8.375%, 5/23/2021	99,567	<0.1%
	Petroleos Mexicanos
77,000	5.500%, 2/4/2019[d]	81,504	<0.1%
	Other Securities^	9,055,030	2.1%

	Total	9,477,413

Financials (6.4%)
	Other Securities^	27,791,974	6.4%

	Total	27,791,974

Foreign Government (15.1%)
	Brazil Government International Bond
1,800,000	2.625%, 1/5/2023	1,663,200	0.4%
4,594,000	4.875% - 7.125%,
	1/22/2021 - 2/21/2047	4,710,612	1.1%
	Colombia Government International Bond
4,352,000	2.625% - 5.625%,
	7/12/2021 - 6/15/2045[e]	4,476,905	0.9%
	Hungary Government International Bond
1,450,000	5.750%, 11/22/2023	1,691,787	0.4%
1,452,000	5.375%, 3/25/2024	1,668,209	0.4%
	Indonesia Government International Bond
1,720,000	5.125%, 1/15/2045[d]	1,871,842	0.4%
5,410,000	3.375% - 8.500%,
	5/5/2021 - 10/12/2035[d]	6,215,498	1.5%
	Mexico Government International Bond
8,560,000	3.600% - 6.750%,
	3/15/2022 - 10/12/2110[e]	8,955,864	2.0%
	Philippines Government International Bond
1,400,000	4.000%, 1/15/2021	1,522,940	0.4%
2,205,000	3.950% - 7.750%,
	1/14/2031 - 1/20/2040	2,861,128	0.6%
	Russia Government International Bond
3,000,000	5.000%, 4/29/2020[d]	3,200,640	0.7%
1,820,000	4.875%, 9/16/2023[d,e]	1,956,427	0.5%
2,855,100	3.500% - 7.500%,
	1/16/2019 - 4/4/2042[d]	3,193,169	0.8%
	Turkey Government International Bond
9,284,000	4.250% - 7.500%,
	11/7/2019 - 2/17/2045	9,695,253	2.2%
	Other Securities^	12,154,427	2.8%

	Total	65,837,901

Mortgage-Backed Securities (9.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,250,000	3.000%, 11/1/2031[c]	2,354,590	0.5%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,050,000	4.000%, 11/1/2046[c]	3,262,428	0.8%
	Federal National Mortgage Association Conventional
4,700,000	3.000%, 11/1/2046[c]	4,838,797	1.1%
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,050,000	2.500%, 11/1/2031[c]	5,196,371	1.2%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
11,300,000	3.500%, 11/1/2046[c]	11,863,235	2.7%
7,812,500	4.000%, 11/1/2046[c]	8,365,478	1.9%
3,650,000	4.500%, 11/1/2046[c]	3,989,336	0.9%

	Total	39,870,235

Technology (1.4%)
	Other Securities^	6,252,054	1.4%

	Total	6,252,054

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value	% of Net Assets
Transportation (0.6%)
	Other Securities^	$2,815,209	0.6%

	Total	2,815,209

U.S. Government and Agencies (1.4%)
	U.S. Treasury Notes
4,450,000	1.625%, 2/15/2026	4,376,299	1.0%
1,565,000	1.125% - 2.125%,
	8/31/2021 - 6/30/2022	1,591,122	0.4%

	Total	5,967,421

Utilities (1.4%)
	Other Securities^	6,039,743	1.4%

	Total	6,039,743

	Total Long-Term Fixed Income (cost $266,437,851)	268,527,824

Shares	Registered Investment Companies (3.1%)	Value	% of Net Assets
Equity Funds/ETFs (0.2%)
	Other Securities^	1,056,535	0.2%

	Total	1,056,535

Fixed Income Funds/ETFs (2.9%)
118,910	PowerShares Senior Loan Portfolio	2,756,334	0.6%
39,695	Vanguard Short-Term Corporate Bond ETF	3,188,302	0.7%
	Other Securities^	6,828,872	1.6%

	Total	12,773,508

	Total Registered Investment Companies (cost $15,195,041)	13,830,043

Shares	Preferred Stock (1.7%)	Value	% of Net Assets
Consumer Staples (0.1%)
	Other Securities^	423,872	0.1%

	Total	423,872

Energy (<0.1%)
	Other Securities^	73,370	<0.1%

	Total	73,370

Financials (1.6%)
	Other Securities^	6,819,522	1.6%

	Total	6,819,522

	Total Preferred Stock (cost $6,798,497)	7,316,764

Shares	Common Stock (1.2%)	Value	% of Net Assets
Energy (0.7%)
27,327	Arch Coal, Inc.[e,f]	2,005,255	0.4%
	Other Securities^	1,100,038	0.3%

	Total	3,105,293

Financials (0.4%)
	Other Securities^	1,695,444	0.4%

	Total	1,695,444

Materials (0.1%)
	Other Securities^	295,451	0.1%

	Total	295,451

	Total Common Stock (cost $4,916,686)	5,096,188

Shares	Collateral Held for Securities Loaned (2.8%)	Value	% of Net Assets
12,236,852	Thrivent Cash Management Trust	12,236,852	2.8%

	Total Collateral Held for Securities Loaned (cost $12,236,852)	12,236,852

Shares or Principal Amount	Short-Term Investments (14.0%)[g]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
6,015,200	0.790%	60,152,003	13.8%
	Other Securities^	899,645	0.2%

	Total Short-Term Investments (cost $61,051,584)	61,051,648

	Total Investments (cost $498,304,198) 114.1%	$498,306,626

	Other Assets and Liabilities, Net (14.1%)	(61,736,026)

	Total Net Assets 100.0%	$436,570,600

^

The Summary Schedule of lnvestments shows the50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $57,888,789 or 13.3% of total net assets.

e	All or a portion of the security is on loan.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Opportunity Income Plus Fund held restricted securities as of October 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2016, the value of these investments was $12,028,907 or 2.8% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2016:

Securities lending Transactions
Taxable Debt Security	$9,733,591
Common Stock	2,003,274

Total lending	$11,736,865
Gross amount payable upon return of collateral for securities loaned	$12,236,852

Net amounts due to counterparty	$499,987

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,377,820
Gross unrealized depreciation	(8,357,950)

Net unrealized appreciation (depreciation)	$19,870
Cost for federal income tax purposes	$498,286,756

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	8,717,765	–	8,717,765	–
Capital Goods	6,973,838	–	6,973,838	–
Communications Services	40,540,843	–	38,941,058	1,599,785
Consumer Cyclical	19,124,650	–	19,124,650	–
Consumer Non-Cyclical	20,389,880	–	20,389,880	–
Energy	6,083,881	–	4,593,476	1,490,405
Financials	6,053,103	–	6,053,103	–
Technology	16,265,193	–	16,265,193	–
Transportation	4,174,566	–	4,174,566	–
Utilities	1,923,588	–	1,000,216	923,372

Long-Term Fixed Income
Asset-Backed Securities	18,320,740	–	18,320,740	–
Basic Materials	3,234,437	–	3,234,437	–
Capital Goods	7,628,400	–	7,628,400	–
Collateralized Mortgage Obligations	35,197,225	–	35,197,225	–
Communications Services	13,678,275	–	13,678,275	–
Consumer Cyclical	13,953,051	–	13,953,051	–
Consumer Non-Cyclical	12,463,746	–	12,463,746	–
Energy	9,477,413	–	9,477,413	–
Financials	27,791,974	–	27,791,974	–
Foreign Government	65,837,901	–	65,837,901	–
Mortgage-Backed Securities	39,870,235	–	39,870,235	–
Technology	6,252,054	–	6,252,054	–
Transportation	2,815,209	–	2,815,209	–
U.S. Government and Agencies	5,967,421	–	5,967,421	–
Utilities	6,039,743	–	6,039,743	–

Registered Investment Companies
Fixed Income Funds/ETFs	12,773,508	12,773,508	–	–
Equity Funds/ETFs	1,056,535	1,056,535	–	–

Preferred Stock
Consumer Staples	423,872	423,872	–	–
Energy	73,370	–	–	73,370
Financials	6,819,522	5,601,487	1,218,035	–

Common Stock
Energy	3,105,293	2,282,203	823,090	–
Financials	1,695,444	1,695,444	–	–
Materials	295,451	295,451	–	–

Short-Term Investments	899,645	–	899,645	–

Subtotal Investments in Securities	$425,917,771	$24,128,500	$397,702,339	$4,086,932

Other Investments*	Total

Short-Term Investments	60,152,003
Collateral Held for Securities Loaned	12,236,852

Subtotal Other Investments	$72,388,855

Total Investments at Value	$498,306,626

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	624,945	624,945	–	–

Total Asset Derivatives	$624,945	$624,945	$–	$–

Liability Derivatives
Futures Contracts	317,295	317,295	–	–

Total Liability Derivatives	$317,295	$317,295	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents Opportunity Income Plus Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $899,645 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(207)	December 2016	($27,113,104)	($26,832,375)	$280,729
CBOT 2-Yr. U.S. Treasury Note	(167)	December 2016	(36,447,241)	(36,429,485)	17,756
CBOT 5-Yr. U.S. Treasury Note	55	December 2016	6,669,350	6,643,828	(25,522)
CBOT U.S. Long Bond	(9)	December 2016	(1,530,955)	(1,464,469)	66,486
CME S&P 500 Index	(24)	December 2016	(12,934,500)	(12,720,600)	213,900
CME Ultra Long Term U.S. Treasury Bond	26	December 2016	4,866,148	4,574,375	(291,773)
Ultra 10-Yr. U.S. Treasury Note	(16)	December 2016	(2,310,324)	(2,264,250)	46,074
Total Futures Contracts					$307,650

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$411,045
Total Interest Rate Contracts		411,045

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	213,900
Total Equity Contracts		213,900
Total Asset Derivatives		$624,945

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	317,295
Total Interest Rate Contracts		317,295
Total Liability Derivatives		$317,295

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/ (losses) and Statement of Operations location, for the period ended October 31, 2016, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	714,179

Total Interest Rate Contracts		714,179

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(94,133)

Total Equity Contracts		(94,133)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(44,583)

Total Credit Contracts		(44,583)

Total		$575,463

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Summary Schedule of Investments as of October 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(67,273)

Total Interest Rate Contracts		(67,273)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	213,900

Total Equity Contracts		213,900

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	24,213

Total Credit Contracts		24,213

Total		$170,840

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$3,043,614	0.7%	N/A	N/A
Interest Rate Contracts	81,756,035	20.0	N/A	N/A
Credit Contracts	N/A	N/A	$10,764	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$8,644,084	$78,030,334	$74,437,566	12,236,852	$12,236,852	$63,594
Cash Management Trust-Short Term Investment	54,752,388	92,704,684	147,457,072	–	–	54,787
Core Short-Term Reserve	–	189,074,393	128,922,390	6,015,200	60,152,003	163,519
Total Value and Income Earned	$63,396,472				$72,388,855	$281,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (92.4%)	Value
Brazil (12.2%)
18,000	Ambev SA	$106,184
31,980	Banco Bradesco SA ADR	332,912
9,000	BRF SA	150,508
22,500	Lojas Renner SA	190,249
6,700	Multiplan Empreendimentos Imobiliarios SA	134,776
11,500	Ultrapar Participacoes SA	261,488
19,200	Vale SA ADR[a]	132,864

	Total	1,308,981

Chile (1.4%)
6,300	Banco Santander Chile SA ADR	143,955
1,057	S.A.C.I. Falabella	8,300

	Total	152,255

China (1.3%)
198,000	PetroChina Company, Ltd.	135,479

	Total	135,479

Hong Kong (11.1%)
53,000	AIA Group, Ltd.	333,424
27,500	China Mobile, Ltd.	315,051
60,000	Hang Lung Group, Ltd.	229,514
3,806	Hong Kong Exchanges and Clearing, Ltd.	100,617
15,000	Swire Pacific, Ltd.	155,908
18,600	Swire Properties, Ltd.	53,413

	Total	1,187,927

Hungary (1.3%)
6,500	Richter Gedeon Nyrt	139,536

	Total	139,536

India (13.9%)
40,000	Ambuja Cements, Ltd. GDR	143,860
12,500	Grasim Industries, Ltd. GDR	180,750
3,000	HDFC Bank, Ltd. ADR	212,340
31,445	ICICI Bank, Ltd. ADR	260,679
14,000	Infosys, Ltd. ADR	213,640
75,120	ITC, Ltd. GDR	272,836
3,600	Ultra Tech Cement, Ltd. GDR	213,686

	Total	1,497,791

Indonesia (5.1%)
684,500	Astra International Tbk PT	431,856
93,400	Indocement Tunggal Prakarsa Tbk PT	117,601

	Total	549,457

Luxembourg (1.3%)
5,100	Tenaris SA ADR	143,820

	Total	143,820

Malaysia (1.9%)
89,607	CIMB Group Holdings Berhad	107,346
20,000	Public Bank Berhad	94,684

	Total	202,030

Mexico (7.8%)
3,500	Fomento Economico Mexicano SAB de CV ADR	334,845
1,100	Grupo Aeroportuario del Sureste SAB de CV ADR	174,900
56,000	Grupo Financiero Banorte SAB de CV ADR	330,353

	Total	840,098

Philippines (4.0%)
1,100	Ayala Corporation	18,964
315,000	Ayala Land, Inc.	235,618
83,000	Bank of the Philippines Islands	173,293

	Total	427,875

Poland (1.3%)
4,521	Bank Pekao SA	139,537

	Total	139,537

Portugal (1.5%)
9,200	Jeronimo Martins SGPS SA	158,085

	Total	158,085

Russia (4.5%)
5,200	Lukoil ADR	252,940
1,378	Magnit PJSC	231,063

	Total	484,003

South Africa (3.4%)
12,900	Massmart Holdings, Ltd.	111,801
11,496	MTN Group, Ltd.	99,295
28,096	Truworths International, Ltd.	149,066

	Total	360,162

South Korea (2.1%)
217	Amorepacific Corporation	37,878
296	Amorepacific Group	38,210
157	E-Mart Company, Ltd.	22,263
173	NAVER Corporation	129,433

	Total	227,784

Taiwan (5.2%)
31,000	Taiwan Mobile Company, Ltd.	108,464
75,000	Taiwan Semiconductor Manufacturing Company, Ltd.	450,102

	Total	558,566

Thailand (4.7%)
18,900	Siam Cement pcl	272,170
55,700	Siam Commercial Bank pcl	228,055

	Total	500,225

Turkey (4.6%)
62,900	Akbank TAS	168,330
9,900	BIM Birlesik Magazalar AS	161,391
59,500	Turkiye Garanti Bankasi AS	161,908

	Total	491,629

United Kingdom (2.0%)
5,100	BHP Billiton plc	76,921
16,246	Standard Chartered plc[a]	141,274

	Total	218,195

United States (1.8%)
2,300	Yum! Brands, Inc.	198,444

	Total	198,444

	Total Common Stock (cost $10,405,998)	9,921,879

Shares	Preferred Stock (4.8%)
South Korea (4.8%)
450	Samsung Electronics Company, Ltd.	517,397

	Total	517,397

	Total Preferred Stock (cost $450,504)	517,397

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2016

Shares or Principal Amount	Short-Term Investments (2.0%)[b]	Value
21,457	Thrivent Core Short-Term Reserve Fund 0.790%	$214,568

	Total Short-Term Investments (cost $214,568)	214,568

	Total Investments (cost $11,071,070) 99.2%	$10,653,844

	Other Assets and Liabilities, Net 0.8%	82,137

	Total Net Assets 100.0%	$10,735,981

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$775,300
Gross unrealized depreciation	(1,193,599)

Net unrealized appreciation (depreciation)	$(418,299)

Cost for federal income tax purposes	$11,072,143

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	1,000,178	198,444	801,734	–
Consumer Staples	1,602,801	334,845	1,267,956	–
Energy	793,727	143,820	649,907	–
Financials	3,135,860	949,886	2,185,974	–
Health Care	139,536	–	139,536	–
Industrials	174,900	174,900	–	–
Information Technology	793,175	213,640	579,535	–
Materials	1,137,852	490,410	647,442	–
Real Estate	621,040	–	621,040	–
Telecommunications Services	522,810	–	522,810	–

Preferred Stock
Information Technology	517,397	–	517,397	–

Subtotal Investments in Securities	$10,439,276	$2,505,945	$7,933,331	$–

Other Investments*	Total
Short-Term Investments	214,568

Subtotal Other Investments	$214,568

Total Investments at Value	$10,653,844

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Short-Term Reserve Fund is established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust- Short Term Investment	$210,247	$720,449	$930,696	–	$–	$131
Core Short-Term Reserve	–	1,360,341	1,145,773	21,457	214,568	548
Total Value and Income Earned	$210,247				$214,568	$679

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (94.6%)	Value
Consumer Discretionary (7.9%)
79,234	Aaron’s, Inc.	$1,957,872
77,306	Cedar Fair, LP	4,394,846
129,447	Core-Mark Holding Company, Inc.	4,575,952
56,510	G-III Apparel Group, Ltd.[a]	1,476,041
183,110	Houghton Mifflin Harcourt Company[a]	2,316,342
109,847	MDC Partners, Inc.[b]	928,207
292,760	Nutrisystem, Inc.	9,280,492
46,970	Oxford Industries, Inc.	2,945,958
50,780	Papa John’s International, Inc.	3,831,351
67,300	Penn National Gaming, Inc.[a]	870,189
384,675	Tuesday Morning Corporation[a]	1,904,141
35,110	Zoe’s Kitchen, Inc.[a,b]	795,944

	Total	35,277,335

Consumer Staples (1.9%)
29,190	AdvancePierre Foods Holdings, Inc.	816,152
25,255	Casey’s General Stores, Inc.	2,853,562
89,740	WhiteWave Foods Company[a]	4,889,933

	Total	8,559,647

Energy (4.5%)
450,300	Callon Petroleum Company[a]	5,849,397
94,090	Parsley Energy, Inc.[a]	3,095,561
120,490	RPC, Inc.[b]	2,080,862
40,000	RSP Permian, Inc.[a]	1,444,000
62,470	U.S. Silica Holdings, Inc.	2,885,489
451,795	WPX Energy, Inc.[a]	4,906,494

	Total	20,261,803

Financials (22.3%)
87,690	Allied World Assurance Company Holdings AG	3,768,916
130,085	Ameris Bancorp	4,722,086
98,980	Argo Group International Holdings, Ltd.	5,503,288
241,349	Assured Guaranty, Ltd.	7,213,922
213,730	BancorpSouth, Inc.	5,022,655
114,992	Chemical Financial Corporation	4,938,906
256,426	CoBiz Financial, Inc.	3,261,739
367,230	Hanmi Financial Corporation	9,180,750
214,609	Hope Bancorp, Inc.	3,463,789
154,541	Horace Mann Educators Corporation	5,555,749
156,830	Houlihan Lokey, Inc.	3,821,947
22,461	Infinity Property & Casualty Corporation	1,840,679
549,951	Janus Capital Group, Inc.	7,050,372
27,000	Meta Financial Group, Inc.	1,977,750
110,170	National Bank Holdings Corporation	2,681,538
29,960	PacWest Bancorp	1,299,964
142,710	Primerica, Inc.[b]	7,806,237
113,682	Renasant Corporation	3,835,631
15,600	State Auto Financial Corporation	357,240
146,075	Stifel Financial Corporation[a]	5,717,375
230,140	Synovus Financial Corporation	7,610,730
134,270	United Community Banks, Inc.	2,896,204

	Total	99,527,467

Health Care (11.2%)
101,690	Akorn, Inc.[a]	2,435,476
27,820	Align Technology, Inc.[a]	2,390,294
47,730	Analogic Corporation	3,906,700
231,460	Catalent, Inc.[a]	5,279,603
43,390	Chemed Corporation	6,136,214
44,910	Heska Corporation[a]	2,218,554
50,850	Neurocrine Biosciences, Inc.[a]	2,225,705
105,398	NuVasive, Inc.[a]	6,295,423
174,350	Omnicell, Inc.[a]	5,688,169
99,460	PerkinElmer, Inc.	5,061,519
38,150	Teleflex, Inc.	5,460,409
35,814	West Pharmaceutical Services, Inc.	2,722,938

	Total	49,821,004

Industrials (18.9%)
160,370	AZZ, Inc.	8,539,703
146,380	BWX Technologies, Inc.	5,741,024
39,844	CLARCOR, Inc.	2,478,695
59,240	Curtiss-Wright Corporation	5,309,089
55,075	EMCOR Group, Inc.	3,329,834
47,236	Encore Wire Corporation	1,613,109
172,761	Granite Construction, Inc.	8,492,931
38,261	ICF International, Inc.[a]	1,775,310
83,750	Kirby Corporation[a]	4,937,062
33,490	Lindsay Corporation[b]	2,622,267
85,820	MRC Global, Inc.[a]	1,264,987
98,084	MSA Safety, Inc.	5,718,297
96,260	Oshkosh Corporation	5,149,910
28,400	Proto Labs, Inc.[a]	1,269,480
248,220	Raven Industries, Inc.	5,324,319
75,840	Saia, Inc.[a]	2,703,696
104,660	Tennant Company	6,588,347
213,770	TransUnion[a]	6,678,175
60,813	Waste Connections, Inc.	4,573,746

	Total	84,109,981

Information Technology (16.5%)
104,202	Arista Networks, Inc.[a,b]	8,831,120
251,740	Booz Allen Hamilton Holding Corporation	7,670,518
18,494	CACI International, Inc.[a]	1,809,638
57,200	Criteo SA ADR[a,b]	2,067,780
65,650	Dolby Laboratories, Inc.	3,124,283
90,257	DST Systems, Inc.	8,679,113
52,310	Envestnet, Inc.[a]	1,849,159
24,190	Finisar Corporation[a]	662,322
77,490	Guidewire Software, Inc.[a]	4,451,800
145,680	Integrated Device Technology, Inc.[a]	3,017,033
7,281	Littelfuse, Inc.	1,015,699
47,130	M/A-COM Technology Solutions Holdings, Inc.[a]	1,732,499
280,150	Microsemi Corporation[a]	11,802,719
223,090	National Instruments Corporation	6,266,598
188,004	Pegasystems, Inc.	5,809,324
23,895	Q2 Holdings, Inc.[a]	671,450
223,032	Virtusa Corporation[a]	4,224,226

	Total	73,685,281

Materials (5.4%)
63,974	Balchem Corporation	4,855,627
79,915	Chemtura Corporation[a]	2,621,212
53,670	Materion Corporation	1,626,201
69,060	Methanex Corporation	2,510,331
80,510	Scotts Miracle-Gro Company	7,092,126
73,720	Sensient Technologies Corporation	5,492,877

	Total	24,198,374

Real Estate (3.7%)
87,200	American Assets Trust, Inc.	3,462,712
221,777	Cousins Properties, Inc.	1,723,207
23,120	Mid-America Apartment Communities, Inc.	2,144,380
27,722	Parkway, Inc.[a]	499,551
43,717	Pebblebrook Hotel Trust	1,061,449
120,500	Physicians Realty Trust	2,382,285
198,030	Terreno Realty Corporation	5,168,583

	Total	16,442,167

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (94.6%)	Value
Utilities (2.3%)
91,660	MDU Resources Group, Inc.	$2,402,408
117,060	PNM Resources, Inc.	3,845,421
55,280	Southwest Gas Corporation	4,005,589

	Total	10,253,418

	Total Common Stock (cost $365,562,854)	422,136,477

Shares	Registered Investment Companies (3.4%)	Value
Equity Funds/ETFs (3.4%)
57,700	iShares Russell 2000 Index Fund[b]	6,837,450
22,330	iShares Russell 2000 Value Index Fund	2,266,048
74,730	Materials Select Sector SPDR Fund	3,493,628
47,780	SPDR S&P Biotech ETF[b]	2,682,847

	Total	15,279,973

	Total Registered Investment Companies (cost $14,097,048)	15,279,973

Shares	Collateral Held for Securities Loaned (6.7%)	Value
30,024,962	Thrivent Cash Management Trust	30,024,962

	Total Collateral Held for Securities Loaned (cost $30,024,962)	30,024,962

Shares or Principal Amount	Short-Term Investments (1.5%)[c]	Value
653,802	Thrivent Core Short-Term Reserve Fund 0.790%	6,538,025

	Total Short-Term Investments (cost $6,538,025)	6,538,025

	Total Investments (cost $416,222,889) 106.2%	$473,979,437

	Other Assets and Liabilities, Net (6.2%)	(27,516,101)

	Total Net Assets 100.0%	$446,463,336

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Fund as of October 31, 2016:

Securities Lending Transactions
Common Stock	$29,250,374

Total lending	$29,250,374
Gross amount payable upon return of collateral for securities loaned	$30,024,962

Net amounts due to counterparty	$774,588

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$73,503,181
Gross unrealized depreciation	(16,331,709)

Net unrealized appreciation (depreciation)	$57,171,472

Cost for federal income tax purposes	$416,807,965

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	35,277,335	35,277,335	–	–
Consumer Staples	8,559,647	8,559,647	–	–
Energy	20,261,803	20,261,803	–	–
Financials	99,527,467	99,527,467	–	–
Health Care	49,821,004	49,821,004	–	–
Industrials	84,109,981	84,109,981	–	–
Information Technology	73,685,281	73,685,281	–	–
Materials	24,198,374	24,198,374	–	–
Real Estate	16,442,167	16,442,167	–	–
Utilities	10,253,418	10,253,418	–	–
Registered Investment Companies
Equity Funds/ETFs	15,279,973	15,279,973	–	–

Subtotal Investments in Securities	$437,416,450	$437,416,450	$–	$–

Other Investments *	Total

Short-Term Investments	6,538,025
Collateral Held for Securities Loaned	30,024,962

Subtotal Other Investments	$36,562,987

Total Investments at Value	$473,979,437

*	Certain investments are measured affair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Small CapStock Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$36,769,900	$349,248,389	$355,993,327	30,024,962	$30,024,962	$219,569
Cash Management Trust-Short Term Investment	2,250,791	82,122,367	84,373,158	–	–	9,392
Core Short-Term Reserve	–	61,061,585	54,523,560	653,802	6,538,025	27,635
Total Value and Income Earned	$39,020,691				$36,562,987	$256,596

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (92.0%)	Value
Consumer Discretionary (11.8%)
540,750	Aramark	$20,132,123
303,550	Cheesecake Factory, Inc.	16,145,825
488,550	Dish DBS Corporation[a]	28,609,488
212,875	Dollar Tree, Inc.[a]	16,082,706
272,636	Scripps Networks Interactive, Inc.	17,546,853
305,500	Tempur-Pedic International, Inc.[a,b]	16,518,385
1,003,987	Time, Inc.	13,051,831
577,376	Toll Brothers, Inc.[a]	15,843,197
98,150	Whirlpool Corporation	14,704,833

	Total	158,635,241

Consumer Staples (2.1%)
218,750	Ingredion, Inc.	28,693,437

	Total	28,693,437

Energy (5.5%)
95,975	Cimarex Energy Company	12,393,252
362,200	Continental Resources, Inc.[a,b]	17,715,202
522,523	Parsley Energy, Inc.[a]	17,191,007
495,625	Patterson-UTI Energy, Inc.	11,141,650
501,600	RPC, Inc.[b]	8,662,632
605,175	WPX Energy, Inc.[a]	6,572,200

	Total	73,675,943

Financials (16.6%)
856,750	Assured Guaranty, Ltd.	25,608,257
455,225	First Republic Bank	33,882,397
3,665,126	Huntington Bancshares, Inc.	38,850,336
2,151,750	KeyCorp	30,382,710
178,600	M&T Bank Corporation	21,919,578
506,649	Raymond James Financial, Inc.	30,459,738
1,299,300	Zions Bancorporation	41,850,453

	Total	222,953,469

Health Care (9.3%)
163,514	C.R. Bard, Inc.	35,430,214
157,600	Edwards Lifesciences Corporation	15,006,672
821,300	Hologic, Inc.[a]	29,575,013
251,789	Universal Health Services, Inc.	30,393,450
107,900	Waters Corporation[a]	15,013,206

	Total	125,418,555

Industrials (16.2%)
302,250	AGCO Corporation	15,438,930
151,620	Equifax, Inc.	18,796,331
185,200	Huntington Ingalls Industries, Inc.	29,883,872
787,750	Masco Corporation	24,325,720
781,394	Oshkosh Corporation	41,804,579
1,039,990	Southwest Airlines Company	41,651,600
380,100	United Continental Holdings, Inc.[a]	21,373,023
249,550	WABCO Holdings, Inc.[a]	24,570,693

	Total	217,844,748

Information Technology (18.9%)
313,025	Akamai Technologies, Inc.[a]	21,745,846
175,100	Alliance Data Systems Corporation[a]	35,802,697
1,252,840	Applied Materials, Inc.	36,432,587
833,150	Juniper Networks, Inc.	21,945,171
851,187	NVIDIA Corporation	60,570,467
434,353	PayPal Holdings, Inc.[a]	18,095,146
435,000	Red Hat, Inc.[a]	33,690,750
1,105,751	Teradyne, Inc.	25,752,941

	Total	254,035,605

Materials (4.0%)
885,300	Owens-Illinois, Inc.[a]	17,086,290
1,321,583	Steel Dynamics, Inc.	36,290,669

	Total	53,376,959

Real Estate (6.0%)
193,600	Camden Property Trust	15,766,784
176,350	Digital Realty Trust, Inc.	16,476,381
623,400	Duke Realty Corporation	16,301,910
585 650	General Growth Properties, Inc.	14,611,967
1,089,809	Host Hotels & Resorts, Inc.	16,870,243

	Total	80,027,285

Utilities (1.6%)
512,250	Public Service Enterprise Group, Inc.	21,555,480

	Total	21,555,480

	Total Common Stock (cost $909,179,885)	1,236,216,722

Shares	Collateral Held for Securities Loaned (2.1%)	Value
27,756,275	Thrivent Cash Management Trust	27,756,275

	Total Collateral Held for Securities Loaned (cost $27,756,275)	27,756,275

Shares or Principal Amount	Short-Term Investments (8.0%)[c]	Value
	Federal Home Loan Bank Discount Notes
7,700,000	0.316%, 11/1/2016	7,700,000
5,450,000	0.323%, 11/9/2016	5,449,760
3,200,000	0.325%, 11/14/2016	3,199,770
1,400,000	0.335%, 11/18/2016	1,399,868
1,700,000	0.340%, 11/25/2016	1,699,774
1,400,000	0.345%, 11/30/2016	1,399,775
17,700,000	0.351%, 12/2/2016	17,696,796
4,500,000	0.350%, 12/7/2016	4,499,055
6,462,588	Thrivent Core Short-Term Reserve Fund 0.790%	64,625,884

	Total Short-Term Investments (cost $107,667,190)	107,670,682

	Total Investments (cost $1,044,603,350) 102.1%	$1,371,643,679

	Other Assets and Liabilities, Net (2.1%)	(28,865,845)

	Total Net Assets 100.0%	$1,342,777,834

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Fund as of October 31, 2016:

Securities Lending Transactions

Common Stock	$26,658,099

Total lending	$26,658,099
Gross amount payable upon return of collateral for securities loaned	$27,756,275

Net amounts due to counterparty	$1,098,176

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$347,094,271
Gross unrealized depreciation	(21,019,224)

Net unrealized appreciation (depreciation)	$326,075,047

Cost for federal income tax purposes	$1,045,568,632

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	158,635,241	158,635,241	–	–
Consumer Staples	28,693,437	28,693,437	–	–
Energy	73,675,943	73,675,943	–	–
Financials	222,953,469	222,953,469	–	–
Health Care	125,418,555	125,418,555	–	–
Industrials	217,844,748	217,844,748	–	–
Information Technology	254,035,605	254,035,605	–	–
Materials	53,376,959	53,376,959	–	–
Real Estate	80,027,285	80,027,285	–	–
Utilities	21,555,480	21,555,480	–	–
Short-Term Investments	43,044,798	–	43,044,798	–

Subtotal Investments in Securities	$1,279,261,520	$1,236,216,722	$43,044,798	$–

Other Investments *	Total

Short-Term Investments	64,625,884
Collateral Held for Securities Loaned	27,756,275

Subtotal Other Investments	$92,382,159

Total Investments at Value	$1,371,643,679

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$71,928,749	$275,773,586	$319,946,060	27,756,275	$27,756,275	$119,082
Cash Management Trust-Short Term Investment	76,906,562	73,897,198	150,803,760	–	–	62,223
Core Short-Term Reserve	–	106,084,882	41,458,998	6,462,588	64,625,884	183,434
Total Value and Income Earned	$148,835,311				$92,382,159	$364,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value	% of Net Assets
Australia (6.2%)
313,700	Australia & New Zealand Banking Group, Ltd.	$6,623,900	0.9%
308,300	Westpac Banking Corporation	7,129,415	1.0%
	Other Securities^	33,099,135	4.3%

	Total	46,852,450

Austria (0.6%)
	Other Securities^	4,497,905	0.6%

	Total	4,497,905

Belgium (0.9%)
	Other Securities^	7,011,717	0.9%

	Total	7,011,717

Bermuda (0.1%)
	Other Securities^	685,542	0.1%

	Total	685,542

Brazil (1.7%)
306,485	Banco Bradesco SA ADR	3,190,509	0.4%
	Other Securities^	9,374,197	1.3%

	Total	12,564,706

Canada (3.5%)
65,270	Transcanada Corporation	2,954,741	0.4%
	Other Securities^	23,782,736	3.1%

	Total	26,737,477

Cayman Islands (0.2%)
	Other Securities^	1,464,648	0.2%

	Total	1,464,648

Chile (0.2%)
	Other Securities^	1,565,168	0.2%

	Total	1,565,168

China (0.1%)
	Other Securities^	803,977	0.1%

	Total	803,977

Denmark (1.5%)
93,303	Novo Nordisk AS	3,323,967	0.5%
	Other Securities^	7,691,266	1.0%

	Total	11,015,233

Faroe Islands (0.1%)
	Other Securities^	795,066	0.1%

	Total	795,066

Finland (1.1%)
	Other Securities^	8,073,644	1.1%

	Total	8,073,644

France (5.0%)
153,655	AXA SA	3,466,829	0.5%
66,300	Sanofi	5,159,412	0.7%
162,156	Total SA	7,768,104	1.0%
44,825	Vinci SA	3,246,220	0.4%
	Other Securities^	18,453,132	2.4%

	Total	38,093,697

Germany (6.3%)
28,800	Allianz SE	4,495,824	0.6%
49,452	SAP SE	4,356,713	0.6%
74,829	Siemens AG	8,501,917	1.1%
	Other Securities^	30,472,613	4.0%

	Total	47,827,067

Hong Kong (3.2%)
880,400	AIA Group, Ltd.	5,538,603	0.7%
291,500	China Mobile, Ltd.	3,339,539	0.4%
	Other Securities^	14,995,220	2.1%

	Total	23,873,362

Hungary (0.2%)
	Other Securities^	1,417,046	0.2%

	Total	1,417,046

India (2.5%)
194,191	Housing Development Finance Corporation	4,010,421	0.5%
796,296	ITC, Ltd.	2,883,279	0.4%
48,428	Ultra Tech Cement, Ltd.	2,876,935	0.4%
	Other Securities^	8,970,244	1.2%

	Total	18,740,879

Indonesia (0.8%)
6,836,300	Astra International Tbk PT	4,313,076	0.6%
	Other Securities^	1,349,263	0.2%

	Total	5,662,339

Ireland (0.4%)
	Other Securities^	3,357,325	0.4%

	Total	3,357,325

Israel (0.3%)
	Other Securities^	2,251,228	0.3%

	Total	2,251,228

Italy (2.0%)
226,298	Assicurazioni Generali SPA	2,923,182	0.4%
	Other Securities^	12,080,227	1.6%

	Total	15,003,409

Japan (18.6%)
110,600	Bridgestone Corporation	4,127,998	0.5%
84,600	Fuji Heavy Industries, Ltd.	3,305,873	0.4%
240,800	Honda Motor Company, Ltd.	7,205,127	1.0%
137,600	KDDI Corporation	4,182,101	0.6%
2,011,200	Mizuho Financial Group, Inc.	3,386,363	0.5%
87,600	Nippon Telegraph & Telephone Corporation	3,883,907	0.5%
119,500	NTT DOCOMO, Inc.	3,001,124	0.4%
792,000	Osaka Gas Company, Ltd.	3,294,089	0.4%
80,200	Otsuka Holdings Company, Ltd.	3,510,023	0.5%
66,600	Toyota Motor Corporation	3,863,250	0.5%
	Other Securities^	100,907,885	13.3%

	Total	140,667,740

Jersey (0.3%)
	Other Securities^	2,411,696	0.3%

	Total	2,411,696

Luxembourg (0.8%)
	Other Securities^	6,124,218	0.8%

	Total	6,124,218

Malaysia (0.2%)
	Other Securities^	1,802,679	0.2%

	Total	1,802,679

Mexico (1.2%)
38,000	Fomento Economico Mexicano SAB de CV ADR	3,635,460	0.5%
558,813	Grupo Financiero Banorte SAB de CV ADR	3,296,527	0.4%
	Other Securities^	2,247,994	0.3%

	Total	9,179,981

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value	% of Net Assets
Netherlands (2.3%)
134,790	Koninklijke Ahold Delhaize NV	$3,074,899	0.4%
78,027	Unilever NV	3,263,570	0.4%
	Other Securities^	11,213,652	1.5%

	Total	17,552,121

New Zealand (<0.1%)
	Other Securities^	266,510	<0.1%

	Total	266,510

Norway (1.3%)
632,299	Norsk Hydro ASA	2,826,845	0.4%
	Other Securities^	7,190,684	0.9%

	Total	10,017,529

Philippines (0.6%)
	Other Securities^	4,521,385	0.6%

	Total	4,521,385

Poland (0.2%)
	Other Securities^	1,478,329	0.2%

	Total	1,478,329

Portugal (0.9%)
	Other Securities^	6,856,726	0.9%

	Total	6,856,726

Russia (0.7%)
	Other Securities^	5,053,310	0.7%

	Total	5,053,310

Singapore (0.7%)
	Other Securities^	5,514,506	0.7%

	Total	5,514,506

South Africa (0.6%)
	Other Securities^	4,162,891	0.6%

	Total	4,162,891

South Korea (0.3%)
	Other Securities^	2,221,117	0.3%

	Total	2,221,117

Spain (1.2%)
518,456	Iberdrola SA	3,528,344	0.5%
	Other Securities^	5,370,364	0.7%

	Total	8,898,708

Sweden (1.4%)
435,000	Nordea Bank AB	4,571,470	0.6%
	Other Securities^	6,188,841	0.8%

	Total	10,760,311

Switzerland (5.9%)
219,491	ABB, Ltd.	4,528,194	0.6%
15,204	Lonza Group AG	2,869,021	0.4%
122,570	Nestle SA	8,888,030	1.2%
66,959	Novartis AG	4,751,918	0.6%
3,300	Roche Holding AG-BR	766,970	0.1%
30,489	Roche Holding AG-Genusschein	7,002,766	0.9%
	Other Securities^	16,117,910	2.1%

	Total	44,924,809

Taiwan (0.7%)
752,362	Taiwan Semiconductor
	Manufacturing Company, Ltd.	4,515,193	0.6%
	Other Securities^	1,123,479	0.1%

	Total	5,638,672

Thailand (0.7%)
	Other Securities^	5,203,945	0.7%

	Total	5,203,945

Turkey (0.7%)
	Other Securities^	5,165,525	0.7%

	Total	5,165,525

United Kingdom (11.1%)
61,100	AstraZeneca plc	3,421,314	0.4%
82,034	British American Tobacco plc	4,701,630	0.6%
104,896	Diageo plc	2,791,980	0.4%
158,149	GlaxoSmithKline plc	3,124,139	0.4%
971,942	HSBC Holdings plc	7,319,857	1.0%
69,947	Imperial Brands plc	3,383,479	0.4%
37,271	Royal Dutch Shell plc	928,700	0.1%
8,879	Royal Dutch Shell plc, Class A	221,150	<0.1%
273,279	Royal Dutch Shell plc, Class B	7,048,581	0.9%
	Other Securities^	51,175,905	6.9%

	Total	84,116,735

United States (0.2%)
	Other Securities^	1,647,948	0.2%

	Total	1,647,948

	Total Common Stock (cost $640,872,363)	662,481,276

Principal Amount	Long-Term Fixed Income (9.6%)		% of Net Assets
Angola (0.1%)
	Other Securities^	401,164	0.1%

	Total	401,164

Argentina (0.5%)
	Other Securities^	3,774,487	0.5%

	Total	3,774,487

Armenia (<0.1%)
	Other Securities^	221,550	<0.1%

	Total	221,550

Azerbaijan (0.1%)
	Other Securities^	607,179	0.1%

	Total	607,179

Belize (<0.1%)
	Other Securities^	73,726	<0.1%

	Total	73,726

Bermuda (0.1%)
	Other Securities^	675,486	0.1%

	Total	675,486

Brazil (0.3%)
	Other Securities^	2,129,200	0.3%

	Total	2,129,200

Bulgaria (0.2%)
	Other Securities^	1,369,944	0.2%

	Total	1,369,944

Cayman Islands (0.1%)
	Other Securities^	514,198	0.1%

	Total	514,198

Chile (0.2%)
	Other Securities^	1,817,593	0.2%

	Total	1,817,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (9.6%)	Value	% of Net Assets
Colombia (0.3%)
	Other Securities^	$2,598,101	0.3%

	Total	2,598,101

Costa Rica (0.3%)
	Other Securities^	2,021,248	0.3%

	Total	2,021,248

Croatia (<0.1%)
	Other Securities^	286,211	<0.1%

	Total	286,211

Dominican Republic (0.5%)
	Other Securities^	3,856,542	0.5%

	Total	3,856,542

Ecuador (0.1%)
	Other Securities^	976,337	0.1%

	Total	976,337

El Salvador (0.2%)
	Other Securities^	1,058,934	0.2%

	Total	1,058,934

Gabon (<0.1%)
	Other Securities^	366,712	<0.1%

	Total	366,712

Ghana (0.1%)
	Other Securities^	412,055	0.1%

	Total	412,055

Guatemala (0.2%)
	Other Securities^	1,592,753	0.2%

	Total	1,592,753

Honduras (0.1%)
	Other Securities^	781,597	0.1%

	Total	781,597

Hong Kong (<0.1%)
	Other Securities^	200,713	<0.1%

	Total	200,713

Hungary (0.3%)
	Other Securities^	2,446,707	0.3%

	Total	2,446,707

India (<0.1%)
	Other Securities^	267,029	<0.1%

	Total	267,029

Indonesia (0.6%)
	Other Securities^	4,895,054	0.6%

	Total	4,895,054

Israel (<0.1%)
	Other Securities^	166,200	<0.1%

	Total	166,200

Japan (0.1%)
	Other Securities^	661,000	0.1%

	Total	661,000

Kazakhstan (0.1%)
	Other Securities^	827,035	0.1%

	Total	827,035

Kenya (0.1%)
	Other Securities^	428,925	0.1%

	Total	428,925

Luxembourg (0.3%)
	Other Securities^	2,394,122	0.3%

	Total	2,394,122

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	719,739	0.1%

	Total	719,739

Mauritius (0.1%)
	Other Securities^	468,601	0.1%

	Total	468,601

Mexico (0.9%)
	Other Securities^	6,184,902	0.9%

	Total	6,184,902

Mongolia (0.1%)
	Other Securities^	353,025	0.1%

	Total	353,025

Netherlands (0.2%)
	Other Securities^	1,270,675	0.2%

	Total	1,270,675

Nigeria (0.1%)
	Other Securities^	397,961	0.1%

	Total	397,961

Pakistan (0.1%)
	Other Securities^	853,237	0.1%

	Total	853,237

Panama (<0.1%)
	Other Securities^	54,250	<0.1%

	Total	54,250

Paraguay (0.2%)
	Other Securities^	1,234,091	0.2%

	Total	1,234,091

Peru (0.1%)
	Other Securities^	1,067,568	0.1%

	Total	1,067,568

Philippines (<0.1%)
	Other Securities^	367,414	<0.1%

	Total	367,414

Poland (0.2%)
	Other Securities^	1,615,787	0.2%

	Total	1,615,787

Romania (<0.1%)
	Other Securities^	266,194	<0.1%

	Total	266,194

Russia (0.4%)
	Other Securities^	3,319,174	0.4%

	Total	3,319,174

Serbia (<0.1%)
	Other Securities^	241,185	<0.1%

	Total	241,185

South Africa (0.2%)
	Other Securities^	1,512,487	0.2%

	Total	1,512,487

South Korea (<0.1%)
	Other Securities^	578,206	<0.1%

	Total	578,206

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (9.6%)	Value	% of Net Assets
Sri Lanka (0.2%)
	Other Securities^	$1,277,518	0.2%

	Total	1,277,518

Suriname (<0.1%)
	Other Securities^	292,639	<0.1%

	Total	292,639

Turkey (0.6%)
	Other Securities^	4,126,061	0.6%

	Total	4,126,061

Ukraine (<0.1%)
	Other Securities^	94,189	<0.1%

	Total	94,189

United Arab Emirates (0.2%)
	Other Securities^	882,570	0.2%

	Total	882,570

United States (0.3%)
	HSBC Bank USA NA
$380,000	6.000%, 8/15/2040*,a	365,855	0.1%
	HSBC Bank USA NA
901,000	10.000%, 1/5/2017[b]	289,756	<0.1%
	Other Securities^	2,143,237	0.2%

	Total	2,798,848

Venezuela (0.3%)
	Other Securities^	2,252,118	0.3%

	Total	2,252,118

Vietnam (0.1%)
	Other Securities^	439,018	0.1%

	Total	439,018

Virgin Islands, British (<0.1%)
	Other Securities^	175,950	<0.1%

	Total	175,950

Zambia (0.3%)
	Other Securities^	1,905,072	0.3%

	Total	1,905,072

	Total Long-Term Fixed Income (cost $72,402,725)	72,570,281

Shares	Preferred Stock (1.0%)		% of Net Assets

Brazil (0.1%)
	Other Securities^	1,000,016	0.1%

	Total	1,000,016

Germany (0.2%)
	Other Securities^	1,476,792	0.2%

	Total	1,476,792

South Korea (0.7%)
4,230	Samsung Electronics Company, Ltd.	4,863,527	0.7%

	Total	4,863,527

	Total Preferred Stock (cost $6,358,737)	7,340,335

Equity Funds/ETFs (<0.1%)
	Other Securities^	136,455	<0.1%

	Total	136,455

	Total Registered Investment Companies (cost $137,158)	136,455

Shares	Collateral Held for Securities Loaned (0.3%)	Value	% of Net Assets
2,547,690	Thrivent Cash Management Trust	2,547,690	0.3%

	Total Collateral Held for Securities Loaned (cost $2,547,690)	2,547,690

Shares or Principal Amount	Short-Term Investments (1.1%)[c]		% of Net Assets
828,902	Thrivent Core Short-Term Reserve Fund 0.790%	8,289,014	1.1%
	Other Securities^	199,916	<0.1%

	Total Short-Term Investments (cost $8,488,917)	8,488,930

	Total Investments (cost $730,807,590) 99.5%	$753,564,967

	Other Assets and Liabilities, Net 0.5%	3,686,529

	Total Net Assets 100.0%	$757,251,496

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
b	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Fund as of October 31, 2016 was $3,238,051 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
HSBC Bank USA NA, 8/15/2040	12/2/2011	$473,544

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Fund as of October 31, 2016:

Securities Lending Transactions

Common Stock	$2,432,681

Total lending	$2,432,681
Gross amount payable upon return of collateral for securities loaned	$2,547,690

Net amounts due to counterparty	$115,009

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$64,485,579
Gross unrealized depreciation	(43,581,633)

Net unrealized appreciation (depreciation)	$20,903,946

Cost for federal income tax purposes	$732,661,021

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	92,717,351	2,612,584	90,104,767	–
Consumer Staples	79,706,999	3,635,460	76,071,530	9
Energy	39,071,150	1,579,200	37,491,950	–
Financials	126,467,006	4,644,820	121,821,857	329
Health Care	63,480,227	1,477,522	62,002,705	–
Industrials	88,162,860	1,685,400	86,477,459	1
Information Technology	44,620,694	–	44,620,694	–
Materials	53,731,122	1,014,272	52,716,850	–
Real Estate	29,637,343	–	29,637,343	–
Telecommunications Services	30,765,989	–	30,765,989	–
Utilities	14,120,535	–	14,120,535	–

Long-Term Fixed Income
Basic Materials	804,720	–	804,720	–
Capital Goods	739,547	–	739,547	–
Communications Services	2,976,960	–	2,976,960	–
Consumer Cyclical	436,200	–	436,200	–
Consumer Non-Cyclical^	1,139,980	–	1,139,980	0
Energy	8,473,500	–	8,473,500	–
Financials	5,499,641	–	5,499,641	–
Foreign Government	46,911,191	–	46,911,191	–
Technology	457,637	–	457,637	–
Transportation	744,500	–	744,500	–
U.S. Government and Agencies	1,977,361	–	1,977,361	–
U.S. Municipal	783,921	–	783,921	–
Utilities	1,625,123	–	1,625,123	–

Preferred Stock
Consumer Discretionary	1,476,792	–	1,476,792	–
Information Technology	4,863,527	–	4,863,527	–
Materials	1,000,016	1,000,016	–	–

Registered Investment Companies
Equity Funds/ETFs	136,455	136,455	–	–
Short-Term Investments	199,916	–	199,916	–

Subtotal Investments in Securities	$742,728,263	$17,785,729	$724,942,195	$339

Other Investments*	Total

Short-Term Investments	8,289,014
Collateral Held for Securities Loaned	2,547,690

Subtotal Other Investments	$10,836,704

Total Investments at Value	$753,564,967

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	151,242	151,242	–	–
Foreign Currency Forward Contracts	623,340	–	623,340	–

Total Asset Derivatives	$774,582	$151,242	$623,340	$–

Liability Derivatives
Futures Contracts	213,932	213,932	–	–
Foreign Currency Forward Contracts	311,732	–	311,732	–

Total Liability Derivatives	$525,664	$213,932	$311,732	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents Partner Worldwide Allocation Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $598,434 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
CBOT 10-Yr. U.S. Treasury Note	50	December 2016	$6,534,697	$6,481,250	($53,447)
CBOT 2-Yr. U.S. Treasury Note	32	December 2016	6,981,418	6,980,500	(918)
CBOT 5-Yr. U.S. Treasury Note	16	December 2016	1,933,418	1,932,751	(667)
CBOT U.S. Long Bond	10	December 2016	1,700,048	1,627,188	(72,860)
CME Ultra Long Term U.S. Treasury Bond	9	December 2016	1,648,940	1,583,438	(65,502)
Eurex 10-Yr. Euro BUND	(19)	December 2016	(3,436,327)	(3,381,602)	54,725
Eurex 2-Yr. Euro SCHATZ	(11)	December 2016	(1,352,936)	(1,352,193)	743
Eurex 30-Yr. Euro BUXL	(2)	December 2016	(413,837)	(395,368)	18,469
Eurex 5-Yr. Euro BOBL	(11)	December 2016	(1,589,762)	(1,583,073)	6,689
Eurex Euro STOXX 50 Index	25	December 2016	810,850	837,313	26,463
FTSE 100 Index	5	December 2016	406,737	423,108	16,371
ICE mini MSCI EAFE Index	22	December 2016	1,851,955	1,832,270	(19,685)
SFE S&P ASX Share Price Index 200	2	December 2016	197,829	201,205	3,376
SGX MSCI Singapore Index	2	November 2016	45,158	44,305	(853)
TSE Tokyo Price Index	4	December 2016	507,681	532,087	24,406
Total Futures Contracts					($62,690)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents Partner Worldwide Allocation Fund’s foreign currency forward contracts held as of October 31, 2016.

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Argentina Peso	HSBC	882,946	12/12/2016	$56,114	$56,777	$ 663
Argentina Peso	DB	799,491	11/22/2016	51,249	52,021	772
Argentina Peso	CITI	2,390,817	11/29/2016 - 12/12/2016	152,272	153,900	1,628
Argentina Peso	BNP	13,103,550	11/14/2016 - 12/14/2016	831,408	847,428	16,020
Brazilian Real	CITI	420,168	11/3/2016	128,000	131,513	3,513
Brazilian Real	MSC	2,686,471	11/3/2016	820,740	840,868	20,128
Brazilian Real	RBC	1,630,236	11/3/2016 - 12/2/2016	508,000	508,034	34
Brazilian Real	JPM	2,116,993	11/3/2016	664,467	662,621	(1,846)
Chinese Yuan	SB	6,791,225	12/21/2016	1,010,000	1,000,935	(9,065)
Chinese Yuan	JPM	849,867	12/21/2016	126,000	125,259	(741)
Chinese Yuan Offshor	UBS	2,533,119	12/21/2016	372,375	372,251	(124)
Chinese Yuan Offshor	SB	872,756	12/21/2016	128,000	128,255	255
Chinese Yuan Offshor	WBC	1,743,799	12/21/2016	256,000	256,258	258
Chinese Yuan Offshor	BNP	871,268	12/21/2016	128,000	128,036	36
Colombian Peso	CSFB	716,383,464	11/4/2016 - 11/8/2016	241,298	238,091	(3,207)
Colombian Peso	CITI	352,041,084	11/3/2016 - 11/8/2016	120,548	116,992	(3,556)
Colombian Peso	RBS	301,954,680	11/8/2016	102,000	100,303	(1,697)
Czech Republic Korun	SSB	11,013,491	6/21/2017 - 9/20/2017	455,244	454,438	(806)
Czech Republic Korun	MSC	2,676,545	9/21/2017	109,320	110,439	1,119
Czech Republic Korun	BOA	3,046,198	6/21/2017	125,938	125,692	(246)
Czech Republic Korun	UBS	3,044,220	6/21/2017	126,169	125,610	(559)
Czech Republic Korun	CITI	6,106,520	6/21/2017	252,460	251,967	(493)
Euro	CITI	1,043,606	11/10/2016	1,167,521	1,146,018	(21,503)
Euro	UBS	20,000	12/21/2016	22,329	22,004	(325)
Euro	DB	59,122	12/21/2016	66,382	65,047	(1,335)
Euro	BOA	145,274	12/21/2016	160,714	159,833	(881)
Euro	BNP	147,000	12/21/2016	164,461	161,732	(2,729)
Euro	SSB	22,814	6/21/2017	25,614	25,247	(367)
Euro	HSBC	406,827	11/10/2016	455,523	446,751	(8,772)
Hungarian Forint	MSC	35,734,755	12/21/2016	130,144	127,260	(2,884)
Indian Rupee	CITI	25,570,108	11/15/2016	382,100	382,047	(53)
Indian Rupee	UBS	17,069,845	11/7/2016 - 11/17/2016	254,872	255,153	281
Indian Rupee	JPM	17,181,388	11/3/2016 - 12/9/2016	255,857	256,479	622
Indian Rupee	SB	8,575,706	11/15/2016	128,000	128,131	131
Indian Rupee	MSC	25,563,599	11/17/2016	382,000	381,841	(159)
Indonesian Rupiah	MSC	3,967,052,002	12/20/2016	302,229	301,865	(364)
Indonesian Rupiah	BNP	2,202,712,549	1/9/2017	166,999	168,816	1,817
Indonesian Rupiah	CITI	8,424,485,042	11/10/2016 - 12/16/2016	639,817	643,256	3,439
Indonesian Rupiah	DB	2,202,712,549	11/8/2016	166,368	168,646	2,278
Israel Shekel	CITI	482,278	12/21/2016	128,000	125,927	(2,073)
Malaysian Ringgit	UBS	2,042,702	11/9/2016 - 11/28/2016	491,804	486,735	(5,069)
Malaysian Ringgit	MSC	2,519,914	11/18/2016 - 11/30/2016	597,981	600,241	2,260
Malaysian Ringgit	JPM	2,382,744	11/25/2016 - 12/1/2016	568,505	567,555	(950)
Malaysian Ringgit	HSBC	2,590,911	11/9/2016 - 11/28/2016	625,424	617,278	(8,146)
Malaysian Ringgit	CITI	260,931	11/14/2016	62,135	62,175	40
Mexican Peso	JPM	4,814,190	12/21/2016	256,000	253,300	(2,700)
Mexican Peso	UBS	2,433,626	12/21/2016	128,000	128,046	46
Mexican Peso	CITI	8,731,148	12/21/2016	455,226	459,392	4,166
Mexican Peso	BNP	18,368,214	12/21/2016	952,356	966,448	14,092
Mexican Peso	HSBC	12,445,155	12/21/2016	639,000	654,805	15,805
Mexican Peso	BOA	8,668,513	12/21/2016	450,628	456,096	5,468
Mexican Peso	RBS	24,049,085	12/21/2016	1,270,348	1,265,349	(4,999)
Mexican Peso	ML	3,077,360	11/30/2016	161,717	162,262	545
Peruvian Nuevo Sol	CITI	850,682	11/23/2016	247,846	252,255	4,409
Philippines Peso	BNP	23,393,704	11/3/2016 - 12/8/2016	483,247	483,226	(21)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Philippines Peso	UBS	23,683,325	11/18/2016 - 12/20/2016	$492,039	$489,246	($2,793)
Polish Zloty	BNP	4,486,959	12/21/2016	1,152,623	1,143,365	(9,258)
Polish Zloty	DB	490,958	12/21/2016	127,927	125,106	(2,821)
Polish Zloty	BOA	1,551,382	12/21/2016	402,799	395,322	(7,477)
Polish Zloty	JPM	503,026	12/21/2016	127,853	128,181	328
Polish Zloty	UBS	4,947,655	12/21/2016	1,279,686	1,260,759	(18,927)
Polish Zloty	HSBC	503,666	12/21/2016	128,146	128,344	198
Russian Ruble	CITI	32,316,937	11/29/2016	513,592	507,232	(6,360)
Russian Ruble	UBS	7,740,282	11/29/2016	122,788	121,488	(1,300)
Russian Ruble	CSFB	25,107,723	11/23/2016	397,897	394,479	(3,418)
Singapore Dollar	BOA	1,057,500	12/21/2016	762,000	760,683	(1,317)
Singapore Dollar	CITI	172,735	12/21/2016	127,000	124,252	(2,748)
Singapore Dollar	HSBC	175,094	12/21/2016	128,000	125,949	(2,051)
Singapore Dollar	BNP	345,023	12/21/2016	254,000	248,182	(5,818)
Singapore Dollar	MSC	175,064	12/21/2016	127,000	125,928	(1,072)
Singapore Dollar	JPM	688,635	12/21/2016	503,727	495,350	(8,377)
South African Rand	MSC	8,970,605	12/21/2016	618,657	658,803	40,146
South African Rand	CITI	2,250,462	12/21/2016	156,429	165,275	8,846
South African Rand	JPM	726,623	12/21/2016	51,000	53,363	2,363
South Korean Won	BOA	104,409,488	11/14/2016	92,850	91,268	(1,582)
South Korean Won	SB	382,883,613	11/17/2016 - 11/21/2016	338,295	334,720	(3,575)
South Korean Won	HSBC	145,408,000	11/28/2016	128,000	127,134	(866)
South Korean Won	MSC	438,570,824	11/17/2016 - 11/30/2016	385,432	383,436	(1,996)
South Korean Won	CITI	142,736,443	11/14/2016	127,000	124,770	(2,230)
Thai Baht	DB	741,937	11/10/2016	21,119	21,196	77
Turkish Lira	CITI	381,844	12/21/2016	126,000	122,057	(3,943)
Turkish Lira	JPM	383,096	12/21/2016	127,000	122,457	(4,543)
Turkish Lira	RBS	1,171,135	12/21/2016	383,000	374,355	(8,645)
Turkish Lira	HSBC	396,367	12/21/2016	127,000	126,699	(301)
Turkish Lira	MSC	800,370	12/21/2016	254,000	255,839	1,839
United Arab Emirates	BNP	8,188,967	12/7/2016	2,228,048	2,229,293	1,245
Total Purchases				$30,965,656	$30,933,435	($32,221)

Sales
Argentina Peso	BOA	2,269,836	1/18/2017	$141,865	$142,805	($940)
Brazilian Real	BOA	400,602	11/3/2016	128,000	125,389	2,611
Brazilian Real	RBC	3,457,984	11/3/2016	1,087,000	1,082,353	4,647
Brazilian Real	JPM	2,116,993	12/2/2016	658,679	656,854	1,825
Brazilian Real	MSC	2,176,511	11/3/2016	669,487	681,251	(11,764)
Chilean Peso	RBS	137,719,226	11/14/2016 - 11/28/2016	207,943	210,541	(2,598)
Chilean Peso	CSFB	169,248,512	11/25/2016 - 11/28/2016	256,000	258,645	(2,645)
Chilean Peso	HSBC	84,766,023	11/14/2016	127,000	129,646	(2,646)
Chinese Yuan	WBC	2,366,419	12/21/2016	351,832	348,778	3,054
Chinese Yuan	BNP	860,196	12/21/2016	127,000	126,781	219
Chinese Yuan	HSBC	4,311,712	12/21/2016	637,500	635,488	2,012
Chinese Yuan	CITI	3,442,247	12/21/2016	508,000	507,340	660
Chinese Yuan Offshor	MSC	1,723,177	12/21/2016	254,000	253,227	773
Colombian Peso	HSBC	373,291,950	11/8/2016	127,500	124,000	3,500
Columbian Peso	CSFB	202,279,584	11/3/2016	67,326	67,274	52
Czech Republic Korun	SSB	609,864	6/21/2017	25,614	25,164	450
Euro	BNP	230,420	11/10/2016	258,790	253,032	5,758
Euro	JPM	116,000	12/21/2016	127,853	127,625	228
Euro	UBS	2,836,875	12/21/2016 - 6/21/2017	3,196,314	3,121,909	74,405
Euro	CITI	226,587	6/21/2017	252,460	250,752	1,708
Euro	HSBC	225,045	11/10/2016 - 12/21/2016	250,511	247,371	3,140
Euro	DB	113,000	12/21/2016	127,927	124,325	3,602
Euro	BOA	471,667	12/21/2016 - 6/21/2017	528,737	519,663	9,074
Euro	WBC	5,636,010	11/10/2016	6,355,474	6,189,088	166,386

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Euro	SSB	411,610	6/21/2017 - 9/20/2017	$455,244	$455,507	($263)
Euro	MSC	387,902	11/10/2016 - 9/21/2017	434,195	427,060	7,135
Hungarian Forint	BNP	191,425,838	12/21/2016	690,640	681,713	8,927
Hungarian Forint	UBS	68,842,916	12/21/2016	248,230	245,166	3,064
Hungarian Forint	BOA	35,623,345	12/21/2016	128,052	126,863	1,189
Indian Rupee	JPM	17,140,198	11/3/2016 - 11/7/2016	256,488	256,459	29
Indian Rupee	HSBC	8,533,257	11/17/2016	127,000	127,460	(460)
Indian Rupee	UBS	25,639,247	11/15/2016 - 12/9/2016	382,291	382,633	(342)
Indonesian Rupiah	BNP	2,202,712,549	11/8/2016	168,532	168,816	(284)
Indonesian Rupiah	JPM	3,324,571,710	11/14/2016	254,000	254,347	(347)
Indonesian Rupiah	SB	1,647,131,580	12/20/2016	125,764	125,335	429
Israel Shekel	DB	478,409	12/21/2016	127,000	124,917	2,083
Malaysian Ringgit	HSBC	1,067,430	11/14/2016	255,000	254,348	652
Mexican Peso	HSBC	19,648,443	11/30/2016	1,049,528	1,036,015	13,513
Mexican Peso	CITI	9,384,764	11/30/2016	494,042	494,836	(794)
Mexican Peso	RBS	7,321,220	12/21/2016	379,000	385,207	(6,207)
New Taiwan Dollar	BOA	12,108,678	11/14/2016	382,870	383,939	(1,069)
New Taiwan Dollar	CITI	18,656,275	11/22/2016	596,619	591,754	4,865
New Taiwan Dollar	UBS	30,780,636	11/10/2016 - 12/22/2016	975,965	976,719	(754)
New Taiwan Dollar	MSC	22,639,560	11/14/2016 - 11/22/2016	721,516	718,010	3,506
New Taiwan Dollar	HSBC	4,115,471	12/22/2016	130,754	130,657	97
Philippines Peso	BNP	11,696,852	11/3/2016	241,172	241,569	(397)
Philippines Peso	JPM	6,114,059	11/18/2016	127,000	126,300	700
Philippines Peso	MSC	6,209,513	11/14/2016	127,000	128,264	(1,264)
Polish Zloty	UBS	86,410	12/21/2016	22,329	22,019	310
Polish Zloty	BNP	7,075,373	12/12/2016 - 12/21/2016	1,791,504	1,803,072	(11,568)
Polish Zloty	BOA	125,829	12/21/2016	32,662	32,064	598
Polish Zloty	DB	254,758	12/21/2016	66,382	64,917	1,465
Russian Ruble	CITI	7,997,634	11/23/2016	127,000	125,655	1,345
Russian Ruble	MSC	14,762,190	11/29/2016	235,878	231,700	4,178
Russian Ruble	CSFB	8,023,040	11/23/2016	128,000	126,054	1,946
Singapore Dollar	MSC	800,745	12/21/2016	587,315	575,993	11,322
Singapore Dollar	CITI	176,530	12/21/2016	128,000	126,982	1,018
Singapore Dollar	RBC	302,696	12/21/2016	222,097	217,736	4,361
Singapore Dollar	SB	1,130,503	12/21/2016	831,203	813,195	18,008
South African Rand	JPM	1,756,642	12/21/2016	127,000	129,008	(2,008)
South African Rand	CITI	1,404,149	12/21/2016	99,904	103,629	(3,725)
South African Rand	MSC	7,885,323	12/21/2016	555,000	579,101	(24,101)
South African Rand	UBS	706,630	12/21/2016	51,000	51,895	(895)
South Korean Won	UBS	440,336,488	11/17/2016	386,742	384,930	1,812
South Korean Won	BOA	144,736,806	11/28/2016	128,000	126,547	1,453
South Korean Won	CITI	597,937,672	11/21/2016 - 12/1/2016	529,782	522,692	7,090
South Korean Won	SB	388,540,993	11/14/2016 - 11/21/2016	346,850	339,664	7,186
South Korean Won	MSC	539,724,552	11/17/2016	477,992	471,813	6,179
South Korean Won	JPM	725,885,628	11/14/2016 - 11/25/2016	642,187	634,611	7,576
South Korean Won	BNP	445,395,217	11/14/2016	391,956	389,334	2,622
Turkish Lira	UBS	397,570	12/21/2016	127,000	127,084	(84)
Turkish Lira	RBS	400,280	12/21/2016	128,000	127,950	50
Turkish Lira	MSC	634,321	12/21/2016	203,000	204,165	(1,165)
Turkish Lira	HSBC	797,469	12/21/2016	254,000	254,911	(911)
Turkish Lira	BOA	394,533	12/21/2016	128,000	126,113	1,887
Turkish Lira	BNP	1,899,640	12/21/2016	627,420	607,222	20,198
Turkish Lira	SB	752,732	12/21/2016	242,068	240,612	1,456
United Arab Emirates	BNP	8,188,967	12/7/2016	2,218,000	2,229,293	(11,293)
Total Sales				$37,186,985	$36,843,156	$343,829
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$311,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

Counterparty
BOA	-	Bank of America
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
ML	-	Merrill Lynch
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$80,626
Total Interest Rate Contracts		80,626

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	70,616
Total Equity Contracts		70,616

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	623,340
Total Foreign Exchange Contracts		623,340

Total Asset Derivatives		$774,582

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	193,394
Total Interest Rate Contracts		193,394

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	20,538
Total Equity Contracts		20,538

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	311,732
Total Foreign Exchange Contracts		311,732

Total Liability Derivatives		$525,664

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Summary Schedule of Investments as of October 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	227,201
Total Interest Rate Contracts		227,201

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,159,617)
Total Equity Contracts		(1,159,617)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(304,941)
Total Foreign Exchange Contracts		(304,941)

Total		($1,237,357)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	149,274
Total Interest Rate Contracts		149,274

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(91,224)
Total Equity Contracts		(91,224)

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	353,737
Total Foreign Exchange Contracts		353,737

Total		$411,787

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$4,699,872	0.6%	N/A	N/A
Interest Rate Contracts	36,811,583	5.0	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$61,978,902	8.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$3,226,844	$50,572,998	$51,252,152	2,547,690	$2,547,690	$67,175
Cash Management Trust-Short Term Investment	15,002,977	242,333,334	257,336,311	–	–	14,175
Core Short-Term Reserve	–	109,187,380	100,898,366	828,902	8,289,014	29,330
Total Value and Income Earned	$18,229,821				$10,836,704	$110,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (95.4%)	Value
Consumer Discretionary (20.0%)
75,741	Amazon.com, Inc.[a]	$59,821,757
15,590	AutoZone, Inc.[a]	11,570,274
256,340	Comcast Corporation	15,846,939
162,980	Home Depot, Inc.	19,885,190
216,510	Las Vegas Sands Corporation	12,531,599
158,190	Starbucks Corporation	8,395,143
104,190	Walt Disney Company	9,657,371

	Total	137,708,273

Consumer Staples (3.7%)
194,740	CVS Health Corporation	16,377,634
114,210	Walgreens Boots Alliance, Inc.	9,448,593

	Total	25,826,227

Energy (1.8%)
74,380	EQT Corporation	4,909,080
40,930	Pioneer Natural Resources Company	7,327,289

	Total	12,236,369

Financials (1.8%)
70,830	Goldman Sachs Group, Inc.	12,624,739

	Total	12,624,739

Health Care (16.6%)
391,497	Abbott Laboratories	15,362,342
146,679	Alexion Pharmaceuticals, Inc.[a]	19,141,610
104,665	Allergan plc[a]	21,868,705
223,800	Celgene Corporation[a]	22,867,884
320,748	Gilead Sciences, Inc.	23,616,675
149,527	Vertex Pharmaceuticals, Inc.[a]	11,343,118

	Total	114,200,334

Industrials (4.5%)
111,130	Cummins, Inc.	14,204,637
190,266	Union Pacific Corporation	16,777,656

	Total	30,982,293

Information Technology (47.0%)
43,803	Alphabet, Inc., Class Aa	35,476,050
34,188	Alphabet, Inc., Class Ca	26,821,854
319,374	Apple, Inc.	36,261,724
426,470	Facebook, Inc.[a]	55,863,305
222,960	MasterCard, Inc.	23,861,179
579,710	Microsoft Corporation	34,736,223
197,470	NVIDIA Corporation	14,051,965
542,280	PayPal Holdings, Inc.[a]	22,591,385
368,100	Salesforce.com, Inc.[a]	27,666,396
432,230	Visa, Inc.	35,663,297
209,540	Xilinx, Inc.	10,659,300

	Total	323,652,678

	Total Common Stock (cost $530,610,037)	657,230,913

Shares or Principal Amount	Short-Term Investments (4.7%)[b]	Value
3,209,014	Thrivent Core Short-Term Reserve Fund 0.790%	32,090,142

	Total Short-Term Investments (cost $32,090,142)	32,090,142

	Total Investments (cost $562,700,179) 100.1%	$689,321,055

	Other Assets and Liabilities, Net (0.1%)	(430,215)

	Total Net Assets 100.0%	$688,890,840

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$146,066,271
Gross unrealized depreciation	(20,660,787)

Net unrealized appreciation (depreciation)	$125,405,484

Cost for federal income tax purposes	$563,915,571

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	137,708,273	137,708,273
Consumer Staples	25,826,227	25,826,227	—	—
Energy	12,236,369	12,236,369	—	—
Financials	12,624,739	12,624,739	—	—
Health Care	114,200,334	114,200,334	—	—
Industrials	30,982,293	30,982,293	—	—
Information Technology	323,652,678	323,652,678	—	—

Subtotal Investments in Securities	$657,230,913	$657,230,913	$—	$—

Other Investments *	Total
Short-Term Investments	32,090,142
Subtotal Other Investments	$32,090,142

Total Investments at Value	$689,321,055

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,952,068)
Total Equity Contracts		(2,952,068)

Total		($2,952,068)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,436,394)
Total Equity Contracts		(1,436,394)

Total		($1,436,394)

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$7,705,644	1.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$20,126,400	$70,111,075	$90,237,475	–	$–	$5,040
Cash Management Trust-Short Term Investment	51,267,870	139,416,807	190,684,677	–	–	62,309
Core Short-Term Reserve	–	112,084,559	79,994,417	3,209,014	32,090,142	73,271
Total Value and Income Earned	$71,394,270				$32,090,142	$140,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (9.7%)
387,500	Comcast Corporation	$23,955,250
110,764	Delphi Automotive plc	7,207,414
364,389	Harley-Davidson, Inc.[a]	20,777,461
284,831	Lowe’s Companies, Inc.	18,983,986
131,700	Scripps Networks Interactive, Inc.	8,476,212

	Total	79,400,323

Consumer Staples (5.0%)
268,440	CVS Health Corporation	22,575,804
56,750	Kimberly-Clark Corporation	6,492,768
119,487	Philip Morris International, Inc.	11,523,326

	Total	40,591,898

Energy (11.0%)
182,501	Baker Hughes, Inc.	10,110,555
277,609	Chevron Corporation	29,079,543
256,900	Devon Energy Corporation	9,733,941
125,232	EQT Corporation	8,265,312
1,304,761	Marathon Oil Corporation	17,196,750
50,050	Pioneer Natural Resources Company	8,959,951
1,284,300	Weatherford International plc[b]	6,190,326

	Total	89,536,378

Financials (23.8%)
134,550	American International Group, Inc.	8,301,735
1,202,810	Bank of Amerlca Corporation	19,846,365
413,000	Blackstone Group, LP	10,337,390
109,250	Capital One Financial Corporation	8,088,870
73,967	Chubb, Ltd.	9,393,809
595,290	Citigroup, Inc.	29,258,503
219,800	Comerica, Inc.	11,449,382
620,650	Fifth Third Bancorp	13,505,344
73,200	Goldman Sachs Group, Inc.	13,047,168
37,450	Intercontinental Exchange, Inc.	10,126,106
363,910	Invesco, Ltd.	10,222,232
330,620	MetLife, Inc.	15,525,915
285,930	Morgan Stanley	9,598,670
550,300	Synchrony Financial	15,733,077
321,200	Zions Bancorporation	10,345,852

	Total	194,780,418

Health Care (12.2%)
47,898	Amgen, Inc.	6,761,282
193,050	Express Scripts Holding Company[b]	13,011,570
174,433	Medtronic plc	14,306,995
522,660	Merck & Company, Inc.	30,690,595
542,700	Pfizer, Inc.	17,209,017
222,950	Roche Holding AG ADR	6,393,091
78,903	UnitedHealth Group, Inc.	11,151,361

	Total	99,523,911

Industrials (10.4%)
60,100	Boeing Company	8,560,043
321,850	CSX Corporation	9,819,643
268,300	Delta Air Lines, Inc.	11,206,891
117,303	Honeywell International, Inc.	12,865,793
169,150	Ingersoll-Rand plc	11,382,104
98,600	Norfolk Southern Corporation	9,169,800
44,600	Rockwell Automation, Inc.	5,339,512
154,450	United Parcel Service, Inc.	16,643,532

	Total	84,987,318

Information Technology (16.3%)
14,950	Alphabet, Inc.[b]	11,728,873
122,150	Apple, Inc.	13,868,911
1,194,280	Cisco Systems, Inc.	36,640,510
536,831	Microsoft Corporation	32,166,914
500,950	Oracle Corporation	19,246,499
276,000	Texas Instruments, Inc.	19,554,600

	Total	133,206,307

Materials (3.3%)
181,900	Dow Chemical Company	9,788,039
142,286	Eastman Chemical Company	10,231,786
299,100	Mosaic Company	7,037,823

	Total	27,057,648

Telecommunications Services (1.8%)
301,399	Verizon Communications, Inc.	14,497,292

	Total	14,497,292

Utilities (3.5%)
464,540	PG&E Corporation	28,857,225

	Total	28,857,225

	Total Common Stock (cost $628,537,352)	792,438,718

Shares	Collateral Held for Securities Loaned (0.7%)	Value
5,787,975	Thrivent Cash Management Trust	5,787,975

	Total Collateral Held for Securities Loaned (cost $5,787,975)	5,787,975

Shares or Principal Amount	Short-Term Investments (3.0%)[c]	Value
2,471,499	Thrivent Core Short-Term Reserve Fund 0.790%	24,714,989

	Total Short-Term Investments (cost $24,714,989)	24,714,989

	Total Investments (cost $659,040,316) 100.7%	$822,941,682

	Other Assets and Liabilities, Net (0.7%)	(5,580,388)

	Total Net Assets 100.0%	$817,361,294

a	All or a portion of the security is on loan.
b	Non-Income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Fund as of October 31, 2016:

Securities Lending Transactions

Common Stock	$5,764,722

Total lending	$5,764,722
Gross amount payable upon return of collateral for securities loaned	$5,787,975

Net amounts due to counterparty	$23,253

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an Issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$181,194,891
Gross unrealized depreciation	(17,134,001)

Net unrealized appreciation (depreciation)	$164,060,890

Cost for federal income tax purposes	$658,880,792

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	79,400,323	79,400,323
Consumer Staples	40,591,898	40,591,898	–	–
Energy	89,536,378	89,536,378	–	–
Financials	194,780,418	194,780,418	–	–
Health Care	99,523,911	99,523,911	–	–
Industrials	84,987,318	84,987,318	–	–
Information Technology	133,206,307	133,206,307	–	–
Materials	27,057,648	27,057,648	–	–
Telecommunications Services	14,497,292	14,497,292	–	–
Utilities	28,857,225	28,857,225	–	–

Subtotal Investments in Securities	$792,438,718	$792,438,718	$–	$–

Other Investments *	Total
Short-Term Investments	24,714,989
Collateral Held for Securities Loaned	5,787,975
Subtotal Other Investments	$30,502,964

Total Investments at Value	$822,941,682

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Large Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	150,215
Total Equity Contracts		150,215
Total		$150,215

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$1,205,820	$148,247,510	$143,665,355	5,787,975	$5,787,975	$45,068
Cash Management Trust-Short Term Investment	14,270,955	47,428,644	61,699,599			22,643
Core Short-Term Reserve	–	44,022,156	19,307,167	2,471,499	24,714,989	61,582
Total Value and Income Earned	$15,476,775				$30,502,964	$129,293

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (84.9%)	Value	% of Net Assets
Consumer Discretionary (14.2%)
49,590	Amazon.com, Inc.[a]	$39,167,174	2.4%
45,670	AutoZone, Inc.[a]	33,894,447	2.1%
485,430	Comcast Corporation	30,009,283	1.9%
359,700	Honda Motor Company, Ltd.	10,762,809	0.7%
642,460	Starbucks Corporation	34,095,352	2.1%
116,230	Walt Disney Company	10,773,359	0.7%
	Other Securities^	68,244,049	4.3%

	Total	226,946,473

Consumer Staples (6.7%)
156,310	CVS Health Corporation	13,145,671	0.8%
217,563	Imperial Brands plc	10,523,967	0.7%
523,511	Koninklijke Ahold Delhaize NV	11,942,604	0.8%
293,560	Philip Morris International, Inc.	28,310,926	1.8%
151,600	Walgreens Boots Alliance, Inc.	12,541,868	0.8%
	Other Securities^	30,295,601	1.8%

	Total	106,760,637

Energy (7.7%)
524,220	Baker Hughes, Inc.	29,041,788	1.8%
2,591,061	BP plc	15,317,655	1.0%
249,564	Chevron Corporation	26,141,829	1.6%
121,020	Pioneer Natural Resources Company	21,665,000	1.4%
	Other Securities^	32,126,153	1.9%

	Total	124,292,425

Financials (13.6%)
181,028	Bank of Nova Scotia	9,728,247	0.6%
92,800	Chubb, Ltd.	11,785,600	0.7%
391,040	Citigroup, Inc.	19,219,616	1.2%
89,320	Goldman Sachs Group, Inc.	15,920,397	1.0%
103,870	Intercontinental Exchange, Inc.	28,085,409	1.8%
420,100	Invesco, Ltd.	11,800,609	0.7%
349,714	J.P. Morgan Chase & Company	24,221,192	1.5%
	Other Securities^	96,823,050	6.1%

	Total	217,584,120

Health Care (8.5%)
210,540	Celgene Corporation[a]	21,512,977	1.3%
76,438	Essilor International SA	8,589,639	0.5%
168,460	Gilead Sciences, Inc.	12,403,710	0.8%
448,500	Merck & Company, Inc.	26,335,920	1.7%
123,800	Novartis AG	8,785,787	0.6%
946,150	Pfizer, Inc.	30,002,416	1.9%
	Other Securities^	29,054,590	1.7%

	Total	136,685,039

Industrials (10.1%)
136,070	Boeing Company	19,380,450	1.2%
91,900	Cummins, Inc.	11,746,658	0.7%
405,050	Delta Air Lines, Inc.	16,918,938	1.1%
230,570	Norfolk Southern Corporation	21,443,010	1.3%
124,110	Union Pacific Corporation	10,944,020	0.7%
71,380	United Parcel Service, Inc.	7,691,909	0.5%
	Other Securities^	73,219,771	4.6%

	Total	161,344,756

Information Technology (13.8%)
43,052	Alphabet, Inc., Class Aa	34,867,815	2.2%
43,588	Alphabet, Inc., Class Ca	34,196,530	2.1%
495,946	Apple, Inc.	56,309,709	3.5%
362,700	Cisco Systems, Inc.	11,127,636	0.7%
182,510	Facebook, Inc.[a]	23,906,985	1.5%
382,740	Microsoft Corporation	$22,933,781	1.4%
200,380	Salesforce.com, Inc.[a]	15,060,561	1.0%
	Other Securities^	23,323,566	1.4%

	Total	221,726,583

Materials (4.3%)
467,378	BHP Billiton, Ltd.	8,165,476	0.5%
262,000	Dow Chemical Company	14,098,220	0.9%
169,780	Eastman Chemical Company	12,208,880	0.8%
	Other Securities^	35,235,510	2.1%

	Total	69,708,086

Real Estate (1.5%)
	Other Securities^	24,237,237	1.5%

	Total	24,237,237

Telecommunications Services (1.8%)
	Other Securities^	28,350,354	1.8%

	Total	28,350,354

Utilities (2.7%)
529,410	PG&E Corporation	32,886,949	2.1%
	Other Securities^	11,087,511	0.6%

	Total	43,974,460

	Total Common Stock (cost $1,068,341,134)	1,361,610,170

Shares	Registered Investment Companies (0.2%)	Value	% of Net Assets
Equity Funds/ETFs (0.2%)
	Other Securities^	2,619,824	0.2%

	Total	6,619,824

	Total Registered Investment Companies (cost $2,639,893)	2,619,824

Shares	Collateral Held for Securities Loaned (0.9%)	Value	% of Net Assets
13,952,780	Thrivent Cash Management Trust	13,952,780	0.9%

	Total Collateral Held for Securities Loaned (cost $13,952,780)	13,952,780

Shares or Principal Amount	Short-Term Investments (14.3%)[b]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
9,600,000	0.326%, 11/9/2016	9,599,578	0.6%
16,300,000	0.265%, 11/23/2016	16,298,011	1.0%
24,250,000	0.337%, 12/2/2016[c]	24,245,611	1.5%
33,000,000	0.350%, 12/7/2016	32,993,070	2.1%
10,800,000	0.280%, 12/23/2016	10,796,728	0.7%
	Federal Home Loan Bank Discount Notes
57,757,000	0.250% - 0.365%,
	11/1/2016 - 1/27/2017	57,733,323	3.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2016

Shares or Principal Amount	Short-Term Investments (14.3%)[b]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
7,842,880	0.790%	$78,428,796	4.9%

	Total Short-Term Investments (cost $230,082,357)	230,095,117

	Total Investments (cost $1,315,016,164) 100.3%	$1,608,277,891

	Other Assets and Liabilities, Net (0.3%)	(4,806,314)

	Total Net Assets 100.0%	$1,603,471,577

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated Issuers, any holding or Issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	The Interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the Initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of October 31, 2016:

Securities Lending Transactions

Common Stock	$13,213,208

Total lending	$13,213,208
Gross amount payable upon return of collateral for securities loaned	$13,952,780

Net amounts due to counterparty	$739,572

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of Investments, based on cost for federal Income tax purposes, were as follows:

Gross unrealized appreciation	$314,191,847
Gross unrealized depreciation	(31,304,151)

Net unrealized appreciation (depreciation)	$282,887,696

Cost for federal income tax purposes	$1,325,390,195

Fair Valuation Measurements

The following table Is a summary of the Inputs used, as of October 31, 2016, In valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	226,946,473	155,803,815	71,142,658	–
Consumer Staples	106,760,637	61,484,311	45,276,326	–
Energy	124,292,425	86,384,479	37,907,946	–
Financials	217,584,120	124,558,128	93,025,990	2
Health Care	136,685,039	97,205,251	39,479,788	–
Industrials	161,344,756	88,124,985	73,219,771	–
Information Technology	221,726,583	205,764,219	15,962,364	–
Materials	69,708,086	26,729,384	42,978,702	–
Real Estate	24,237,237	–	24,237,237	–
Telecommunications Services	28,350,354	–	28,350,354	–
Utilities	43,974,460	32,886,949	11,087,511	–
Registered Investment Companies
Equity Funds/ETFs	2,619,824	2,619,824	–	–
Short-Term Investments	151,666,321	–	151,666,321	–

Subtotal Investments in Securities	$1,515,896,315	$881,561,345	$634,334,968	$2

Other Investments*	Total

Short-Term Investments	78,428,796
Collateral Held for Securities Loaned	13,952,780

Subtotal Other Investments	$92,381,576

Total Investments at Value	$1,608,277,891

*

Certain Investments are measured at fair value using a net asset value per share that Is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,589,783	1,589,783	–	–

Total Asset Derivatives	$1,589,783	$1,589,783	$–	$–

Liability Derivatives
Futures Contracts	2,572,471	2,572,471	–	–

Total Liability Derivatives	$2,572,471	$2,572,471	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents Large Cap Stock Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $12,197,792 were pledged as the Initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex Euro STOXX 50 Index	2,189	December 2016	$71,725,317	$73,315,100	$1,589,783
Eurex Stoxx Europe 600 Index	578	December 2016	10,786,864	10,726,264	(60,600)
FTSE 100 Index	250	December 2016	21,165,078	21,155,399	(9,679)
ICE mini MSCI EAFE Index	879	December 2016	75,709,707	73,207,515	(2,502,192)
Total Futures Contracts					($982,688)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Large Cap Stock Fund’s Investments In financial derivative Instruments by primary risk exposure as discussed under Item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,589,783
Total Equity Contracts		1,589,783

Total Asset Derivatives		$1,589,783

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,572,471
Total Equity Contracts		2,572,471

Total Liability Derivatives		$2,572,471

*

Includes cumulative appreciation/depreciation of futures contracts as reported In the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Large Cap Stock Fund’s Investments In financial derivative Instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(7,465,909)

Total Equity Contracts		(7,465,909)

Total		($7,465,909)

The following table summarizes the change In net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Large Cap Stock Fund’s Investments In financial derivative Instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(12,687,959)

Total Equity Contracts		(12,687,959)

Total		($12,687,959)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$220,088,057	13.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Summary Schedule of Investments as of October 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust- Collateral Investment	$12,071,792	$220,518,484	$218,637,496	13,952,780	$13,952,780	$221,163
Cash Management Trust- Short Term Investment	257,091,734	395,939,204	653,030,938	–	–	211,272
Core Short-Term Reserve	–	200,408,862	121,980,066	7,842,880	78,428,796	246,122
Total Value and Income Earned	$269,163,526				$92,381,576	$678,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (2.4%)	Value	% of Net Assets
Basic Materials (0.5%)
	Other Securities^	$3,212,091	0.5%

	Total	3,212,091

Capital Goods (0.4%)
	Other Securities^	2,683,125	0.4%

	Total	2,683,125

Consumer Cyclical (1.4%)
	Scientific Games International, Inc., Term Loan
$4,372,125	6.000%, 10/1/2021[a]	4,388,521	0.6%
	Other Securities^	5,548,050	0.8%

	Total	9,936,571

Energy (0.1%)
	Other Securities^	1,014,723	0.1%

	Total	1,014,723

	Total Bank Loans (cost $16,345,908)	16,846,510

Principal Amount	Long-Term Fixed Income (90.2%)	Value	% of Net Assets

Asset-Backed Securities (0.1%)
	Other Securities^	999,436	0.1%

	Total	999,436

Basic Materials (4.5%)
	Other Securities^	31,900,692	4.5%

	Total	31,900,692

Capital Goods (8.0%)
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[b]	4,019,550	0.6%
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,728,525	0.8%
	Building Materials Corporation of America
3,710,000	6.000%, 10/15/2025[b]	3,960,240	0.6%
	Other Securities^	42,386,064	6.0%

	Total	56,094,379

Communications Services (18.4%)
	Altice Financing SA
4,515,000	6.625% - 7.500%, 2/15/2023 - 5/15/2026[b]	4,650,450	0.6%
	Altice Finco SA
1,610,000	7.625% - 9.875%, 12/15/2020 - 2/15/2025[b,c]	1,675,312	0.2%
	Altice US Finance I Corporation
2,600,000	5.500%, 5/15/2026[b]	2,652,000	0.4%
	CCO Holdings, LLC
4,500,000	5.875%, 4/1/2024[b]	4,758,750	0.7%
3,670,000	5.250% - 5.250%, 3/15/2021 - 9/30/2022	3,819,094	0.6%
	Columbus International, Inc.
4,435,000	7.375%, 3/30/2021[b]	4,745,450	0.7%
	CSC Holdings, LLC
745,000	5.500%, 4/15/2027[b]	755,709	0.1%
	Frontier Communications Corporation
6,287,000	10.500%, 9/15/2022	6,538,480	0.9%
	Hughes Satellite Systems Corporation
6,190,000	6.625%, 8/1/2026[b]	6,128,100	0.9%
	Neptune Finco Corporation
5,050,000	10.875%, 10/15/2025[b]	5,807,500	0.8%
	SFR Group SA
3,910,000	6.000%, 5/15/2022[b]	4,009,001	0.6%
4,670,000	6.250% - 7.375%, 5/15/2024 - 5/1/2026[b]	4,692,357	0.6%
	Sprint Communications, Inc.
4,640,000	6.000%, 11/15/2022	4,323,923	0.6%
2,530,000	7.000%, 3/1/2020[b]	2,751,375	0.4%
	Sprint Corporation
11,385,000	7.625%, 2/15/2025[c]	11,014,987	1.6%
	T-Mobile USA, Inc.
6,350,000	6.000% - 6.542%, 4/28/2020 - 4/15/2024	6,654,500	1.0%
	Unitymedia Hessen GmbH & Company KG
4,650,000	5.500%, 1/15/2023[b]	4,818,562	0.7%
	WMG Acquisition Corporation
3,675,000	6.750%, 4/15/2022[b]	3,881,719	0.6%
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,763,832	0.5%
	Other Securities^	42,355,507	5.9%

	Total	129,796,608

Consumer Cyclical (13.2%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[b]	3,549,600	0.5%
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[b]	3,623,550	0.5%
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,210,256	0.6%
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[b]	3,802,906	0.5%
	Live Nation Entertainment, Inc.
3,575,000	5.375%, 6/15/2022[b]	3,700,125	0.5%
	LKQ Corporation
3,495,000	4.750%, 5/15/2023	3,586,744	0.5%
	Other Securities^	70,068,574	10.1%

	Total	92,541,755

Consumer Non-Cyclical (11.3%)
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[b]	3,807,000	0.5%
	Grifols Worldwide Operations, Ltd.
3,855,000	5.250%, 4/1/2022	4,018,838	0.6%
	HCA, Inc.
4,190,000	5.875%, 3/15/2022	4,609,000	0.6%
11,440,000	4.500% - 6.500%, 2/15/2020 - 2/15/2027	11,973,394	1.7%
	JBS USA, LLC
4,795,000	5.750%, 6/15/2025[b]	4,699,100	0.7%
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[b]	4,076,319	0.6%
	Revlon Consumer Products Corporation
4,240,000	5.750%, 2/15/2021	4,282,400	0.6%
	TreeHouse Foods, Inc.
3,635,000	4.875%, 3/15/2022	3,771,312	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.2%)	Value	% of Net Assets
Consumer Non-Cyclical (11.3%) - continued
	Valeant Pharmaceuticals International
$4,755,000	5.500% - 7.250%,
	7/15/2022 - 3/1/2023[b]	$3,936,675	0.6%
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[b]	2,518,700	0.4%
	Other Securities^	31,800,329	4.5%

	Total	79,493,067

Energy (11.2%)
	Cheniere Corpus Christi Holdings, LLC
1,800,000	7.000%, 6/30/2024[b]	1,908,000	0.3%
	Concho Resources, Inc.
4,260,000	6.500%, 1/15/2022	4,409,100	0.6%
	MPLX, LP
4,315,000	4.875%, 12/1/2024	4,512,851	0.6%
	Range Resources Corporation
3,820,000	5.000%, 3/15/2023[b,c]	3,695,850	0.5%
	Rice Energy, Inc.
3,895,000	6.250%, 5/1/2022	3,963,163	0.6%
	Rowan Companies, Inc.
4,760,000	4.875%, 6/1/2022	4,093,600	0.6%
	Sabine Pass Liquefaction, LLC
6,650,000	5.625% - 5.875%,
	2/1/2021 - 6/30/2026	7,069,921	1.1%
	Other Securities^	49,174,066	6.9%

	Total	78,826,551

Financials (7.9%)
	Ally Financial, Inc.
5,630,000	4.125%, 3/30/2020	5,721,488	0.8%
2,120,000	4.125%, 2/13/2022	2,120,657	0.3%
	Argos Merger Sub, Inc.
4,270,000	7.125%, 3/15/2023[b,c]	4,467,487	0.6%
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,323,900	0.6%
	CyrusOne, LP
3,460,000	6.375%, 11/15/2022	3,667,600	0.5%
	Icahn Enterprises, LP
3,625,000	6.000%, 8/1/2020	3,561,562	0.5%
	Quicken Loans, Inc.
3,745,000	5.750%, 5/1/2025[b]	3,698,188	0.5%
	Other Securities^	28,134,631	4.1%

	Total	55,695,513

Foreign Government (0.3%)
	Other Securities^	2,075,750	0.3%

	Total	2,075,750

Technology (7.2%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[b]	5,890,500	0.8%
	Cengage Learning, Inc.
4,770,000	9.500%, 6/15/2024[b]	4,495,725	0.6%
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[b]	4,436,250	0.6%
	Micron Technology, Inc.
4,270,000	5.250%, 8/1/2023[b]	4,184,600	0.6%
	NXP Funding, LLC
3,285,000	5.750%, 3/15/2023[b]	3,498,525	0.5%
	Sensata Technologies BV
$4,130,000	4.875%, 10/15/2023[b]	4,279,712	0.6%
	Other Securities^	24,043,501	3.5%

	Total	50,828,813

Transportation (4.0%)
	XPO Logistics, Inc.
4,290,000	6.500%, 6/15/2022[b,c]	4,461,600	0.6%
	Other Securities^	23,554,101	3.4%

	Total	28,015,701

U.S. Government and Agencies (0.1%)
	Other Securities^	800,434	0.1%

	Total	800,434

Utilities (4.0%)
	Dynegy, Inc.
4,280,000	7.625%, 11/1/2024[c]	4,098,100	0.6%
	Energy Transfer Equity, LP
3,755,000	5.500%, 6/1/2027	3,661,125	0.5%
	Regency Energy Partners, LP
3,950,000	5.500%, 4/15/2023	4,067,900	0.6%
	Other Securities^	16,091,721	2.3%

	Total	27,918,846

	Total Long-Term Fixed Income (cost $639,422,740)	634,987,545

Shares	Preferred Stock (1.2%)	Value	% of Net Assets

Consumer Staples (0.1%)
	Other Securities^	1,084,840	0.1%

	Total	1,084,840

Financials (1.1%)
	Other Securities^	7,582,947	1.1%

	Total	7.582.947

	Total Preferred Stock (cost $8,214,056)	8.667.787

Shares	Registered Investment Companies (0.8%)	Value	% of Net Assets

Equity Funds/ETFs (0.8%)
50,000	Energy Select Sector SPDR Fund	3,431,000	0.5%
	Other Securities^	1,873,550	0.3%

	Total	5,304,550

	Total Registered Investment Companies (cost $4,897,547)	5,304,550

Shares	Common Stock (0.1%)	Value	% of Net Assets

Consumer Discretionary (<0.1%)
	Other Securities^	4	<0.1%

	Total	4

Energy (0.1%)
	Other Securities^	547,344	0.1%

	Total	547,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2016

Shares	Common Stock (0.1%)	Value	% of Net Assets
Financials (<0.1%)
	Other Securities^	$0	<0.1%

	Total	0

	Total Common Stock (cost $3,140,190)	547,348

Shares	Collateral Held for Securities Loaned (9.4%)	Value	% of Net Assets
66,352,314	Thrivent Cash Management Trust	66,352,314	9.4%

	Total Collateral Held for Securities Loaned (cost $66,352,314)	66,352,314

Shares or Principal Amount	Short-Term Investments (5.1%)[d]	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
3,595,387	0.790%	35,953,868	5.1%

	Total Short-Term Investments (cost $35,953,868)	35,953,868

	Total Investments (cost $774,326,623) 109.2%	$768,659,922

	Other Assets and Liabilities, Net (9.2%)	(64,941,784)

	Total Net Assets 100.0%	$703,718,138

^	The Summary Schedule of Investments shows the 50 largest holdings In unaffiliated Issuers, any holding or Issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated Interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified Institutional buyers. As of October 31, 2016, the value of these Investments was $291,403,643 or 41.4% of total net assets.
c	All or a portion of the security is on loan.
d	The Interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

High Yield Fund held restricted securities as of October 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2016, the value of these Investments was $12,917,052 or 1.8% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October 31, 2016:

Securities lending Transactions
Taxable Debt Security	$61,367,077
Common Stock	1,873,550

Total lending	$63,240,627
Gross amount payable upon return of collateral for securities loaned	$66,352,314

Net amounts due to counterparty	$3,111,687

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of Investments, based on cost for federal Income tax purposes, were as follows:

Gross unrealized appreciation	$22,424,898
Gross unrealized depreciation	(28,545,695)

Net unrealized appreciation (depreciation)	($6,120,797)
Cost for federal Income tax purposes	$774,780,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	3,212,091	–	3,212,091	–
Capital Goods	2,683,125	–	2,683,125	–
Consumer Cyclical	9,936,571	–	9,936,571	–
Energy	1,014,723	–	1,014,723	–

Long-Term Fixed Income
Asset-Backed Securities	999,436	–	999,436	–
Basic Materials	31,900,692	–	31,900,692	–
Capital Goods	56,094,379	–	56,094,379	–
Communications Services	129,796,608	–	129,796,608	–
Consumer Cyclical	92,541,755	–	92,541,755	–
Consumer Non-Cyclical	79,493,067	–	79,493,067	–
Energy	78,826,551	–	78,826,551	–
Financials	55,695,513	–	55,695,513	–
Foreign Government	2,075,750	–	2,075,750	–
Technology	50,828,813	–	50,828,813	–
Transportation	28,015,701	–	28,015,701	–
U.S. Government and Agencies	800,434	–	800,434	–
Utilities	27,918,846	–	27,918,846	–

Preferred Stock
Consumer Staples	1,084,840	1,084,840	–	–
Financials	7,582,947	7,582,947	–	–

Registered Investment Companies
Equity Funds/ETFs	5,304,550	5,304,550	–	–

Common Stock
Consumer Discretionary	4	–	–	4
Energy	547,344	547,344	–	–
Financials^	–	–	–	0

Subtotal Investments in Securities	$666,353,740	$14,519,681	$651,834,055	$4

Other Investments*	Total

Short-Term Investments	35,953,868
Collateral Held for Securities Loaned	66,352,314

Subtotal Other Investments	$102,306,182

Total Investments at Value	$768,659,922

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	96,104
Total Credit Contracts		96,104

Total		$96,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Credit Contracts	$78,016	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$54,627,809	$214,273,100	$202,548,595	66,352,314	$66,352,314	$293,408
Cash Management Trust-Short Term Investment	26,658,341	93,593,237	120,251,578	–	–	36,523
Core Short-Term Reserve	–	126,362,029	90,408,161	3,595,387	35,953,868	61,186
Total Value and Income Earned	$81,286,150				$102,306,182	$391,117

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (3.4%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$1,591,217	0.2%

	Total	1,591,217

Capital Goods (0.2%)
	Other Securities^	1,877,409	0.2%

	Total	1,877,409

Communications Services (1.1%)
	Other Securities^	9,023,909	1.1%

	Total	9,023,909

Consumer Cyclical (0.4%)
	Other Securities^	3,254,627	0.4%

	Total	3,254,627

Consumer Non-Cyclical (0.6%)
	Other Securities^	5,360,084	0.6%

	Total	5,360,084

Energy (0.1%)
	Other Securities^	744,200	0.1%

	Total	744,200

Financials (0.2%)
	Other Securities^	1,289,337	0.2%

	Total	1,289,337

Technology (0.4%)
	Other Securities^	3,483,803	0.4%

	Total	3,483,803

Transportation (0.1%)
	Other Securities^	947,262	0.1%

	Total	947,262

Utilities (0.1%)
	Other Securities^	684,985	0.1%

	Total	684,985

	Total Bank Loans (cost $28,020,342)	28,256,833

Principal Amount	Long-Term Fixed Income (90.4%)	Value	% of Net Assets
Asset-Backed Securities (1.2%)
	Other Securities^	10,307,925	1.2%

	Total	10,307,925

Basic Materials (2.7%)
	Georgia-Pacific, LLC
$2,220,000	3.163%, 11/15/2021[a,b]	2,301,185	0.3%
	Other Securities^	19,487,128	2.4%

	Total	21,788,313

Capital Goods (2.0%)
	Other Securities^	16,344,169	2.0%

	Total	16,344,169

Collateralized Mortgage Obligations (0.6%)
	Other Securities^	4,751,506	0.6%

	Total	4,751,506

Commercial Mortgage-Backed Securities (0.2%)
	Other Securities^	1,840,921	0.2%

	Total	1,840,921

Communications Services (10.1%)
	American Tower Corporation
3,000,000	3.450%, 9/15/2021	3,133,068	0.4%
	AT&T, Inc.
10,895,000	1.768% - 4.750%, 6/30/2020 - 5/15/2046[c]	11,002,496	1.3%
	Charter Communications Operating, LLC
2,630,000	4.464%, 7/23/2022[a]	2,801,418	0.3%
	Comcast Corporation
2,260,000	3.375%, 8/15/2025	2,370,476	0.3%
	Crown Castle International Corporation
2,340,000	5.250%, 1/15/2023	2,614,739	0.3%
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,587,476	0.3%
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,336,948	0.3%
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	3,075,391	0.4%
	Verizon Communications, Inc.
2,700,000	3.500%, 11/1/2024	2,814,283	0.4%
2,312,000	4.272%, 1/15/2036	2,321,463	0.3%
2,747,000	4.522%, 9/15/2048	2,731,702	0.3%
7,404,000	2.625% - 4.862%, 2/21/2020 - 8/21/2046[b]	7,615,577	1.0%
	Other Securities^	37,929,674	4.5%

	Total	83,334,711

Consumer Cyclical (5.0%)
	General Motors Company
1,850,000	5.000%, 4/1/2035	1,883,814	0.2%
	General Motors Financial Company, Inc.
7,020,000	3.450% - 4.200%, 3/1/2021 - 1/15/2025	7,152,085	0.9%
	Other Securities^	32,053,425	3.9%

	Total	41,089,324

Consumer Non-Cyclical (10.7%)
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,497,798	0.3%
	Anheuser-Busch InBev Finance, Inc.
2,530,000	3.650%, 2/1/2026	2,662,223	0.3%
5,020,000	3.300% - 4.900%, 2/1/2023 - 2/1/2046	5,535,126	0.7%
	Biogen, Inc.
2,260,000	3.625%, 9/15/2022	2,408,615	0.3%
	Express Scripts Holding Company
2,190,000	4.500%, 2/25/2026	2,346,206	0.3%
	Pernod Ricard SA
2,370,000	5.750%, 4/7/2021[a]	2,707,455	0.3%
	SABMiller Holdings, Inc.
2,680,000	3.750%, 1/15/2022[a]	2,886,317	0.4%
	Other Securities^	66,756,850	8.1%

	Total	67,800,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value	% of Net Assets
Energy (9.1%)
	Devon Energy Corporation
$2,160,000	5.850%, 12/15/2025[b]	$2,475,926	0.3%
	MPLX, LP
2,530,000	4.875%, 6/1/2025	2,639,169	0.3%
	Other Securities^	69,914,173	8.5%

	Total	75,029,268

Financials (26.5%)
	Bank of America Corporation
2,170,000	4.125%, 1/22/2024	2,328,844	0.3%
13,750,000	1.936% - 7.625%,
	3/22/2018 - 12/29/2049[c,d]	14,678,481	1.8%
	Berkshire Hathaway, Inc.
1,640,000	2.750%, 3/15/2023	1,688,697	0.2%
	Citigroup, Inc.
2,630,000	4.400%, 6/10/2025	2,777,532	0.3%
5,735,000	2.255% - 5.500%,
	9/1/2023 - 9/29/2027[c]	6,079,669	0.7%
	CoreStates Capital III
1,360,000	1.387%, 2/15/2027[a,c]	1,203,600	0.2%
	Credit Suisse Group Funding, Ltd.
2,600,000	3.750%, 3/26/2025	2,578,914	0.3%
	Goldman Sachs Group, Inc.
2,550,000	3.850%, 7/8/2024	2,690,683	0.3%
2,240,000	5.150%, 5/22/2045	2,420,154	0.3%
8,550,000	2.350% - 5.375%,
	3/15/2020 - 12/29/2049[b,d]	9,066,034	1.1%
	J.P. Morgan Chase & Company
10,040,000	2.112% - 7.900%,
	8/15/2021 - 12/29/2049[b,c,d]	10,734,310	1.3%
	Morgan Stanley
12,375,000	2.282% - 5.500%,
	1/26/2020 - 1/27/2045[c]	13,085,128	1.6%
	Wells Fargo & Company
6,180,000	3.000% - 5.875%,
	4/22/2026 - 12/31/2049[d]	6,352,973	0.8%
	Other Securities^	142,010,399	17.3%

	Total	217,695,418

Foreign Government (0.8%)
	Other Securities^	6,140,310	0.8%

	Total	6,140,310

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,425,000	3.000%, 11/1/2031[e]	2,537,725	0.3%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,925,000	4.000%, 11/1/2046[e]	4,198,370	0.5%
	Federal National Mortgage Association Conventional
5,400,000	3.000%, 11/1/2046[e]	5,559,468	0.7%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,500,000	2.500%, 11/1/2031[e]	5,659,414	0.7%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
13,875,000	3.500%, 11/1/2046[e]	14,566,583	1.8%
5,500,000	4.000%, 11/1/2046[e]	5,889,296	0.7%
325,000	4.500%, 11/1/2046[e]	355,215	<0.1%

	Total	38,766,071

Technology (3.1%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,659,836	0.3%
	Other Securities^	22,908,515	2.8%

	Total	25,568,351

Transportation (2.1%)
	British Airways plc
2,271,388	4.625%, 6/20/2024[a]	2,430,385	0.3%
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,715,759	0.2%
	Other Securities^	13,256,451	1.6%

	Total	17,402,595

U.S. Government and Agencies (5.3%)
	U.S. Treasury Bonds
3,500,000	1.500%, 8/15/2026	3,395,546	0.4%
2,980,000	3.125%, 2/15/2042	3,316,996	0.4%
2,450,000	2.500%, 2/15/2045	2,407,316	0.3%
4,060,000	3.000%, 11/15/2045	4,407,954	0.5%
	U.S. Treasury Bonds, TIPS
2,018,290	0.750% - 1.000%,
	2/15/2045 - 2/15/2046	2,107,409	0.2%
	U.S. Treasury Notes
2,500,000	1.375%, 5/31/2020	2,521,583	0.3%
3,270,000	1.125%, 2/28/2021	3,251,351	0.4%
4,000,000	2.000%, 5/31/2021	4,123,124	0.5%
3,350,000	2.000%, 7/31/2022	3,445,398	0.4%
4,040,000	1.875%, 8/31/2022	4,125,850	0.5%
3,870,000	2.125%, 12/31/2022	4,003,484	0.5%
4,830,000	0.875% - 1.625%,
	11/30/2016 - 10/31/2023	4,836,521	0.7%
	U.S. Treasury Notes, TIPS
1,446,883	0.125%, 7/15/2026	1,450,861	0.2%

	Total	43,393,393

U.S. Municipals (0.2%)
	Other Securities^	1,700,821	0.2%

	Total	1,700,821

Utilities (6.1%)
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,101,823	0.4%
	MidAmerican Energy Holdings Company
2,550,000	3.750%, 11/15/2023	2,754,671	0.3%
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,356,227	0.3%
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,469,740	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value	% of Net Assets
Utilities (6.1%) - continued
	Other Securities^	$39,520,065	4.8%

	Total	50,202,526

	Total Long-Term Fixed Income (cost $718,969,990)	743,156,212

Shares	Preferred Stock (1.4%)	Value	% of Net Assets
Consumer Staples (0.2%)
	Other Securities^	1,285,350	0.2%

	Total	1,285,350

Financials (1.2%)
57,878	Citigroup, Inc., 7.257%[c]	1,505,407	0.2%
18,075	Countrywide Capital V, 7.000%	465,612	<0.1%
54,060	Goldman Sachs Group, Inc., 5.500%[d]	1,409,344	0.2%
51,800	Morgan Stanley, 7.125%[d]	1,511,524	0.2%
58,500	Wells Fargo & Company, 5.850%[d]	1,558,440	0.2%
	Other Securities^	3,873,912	0.4%

	Total	10,324,239

	Total Preferred Stock (cost $11,047,097)	11,609,589

Shares	Common Stock (0.1%)	Value	% of Net Assets
Energy (0.1%)
	Other Securities^	853,230	0.1%

	Total	853,230

	Total Common Stock (cost $770,971)	853,230

Shares	Collateral Held for Securities Loaned (2.5%)	Value	% of Net Assets
20,144,903	Thrivent Cash Management Trust	20,144,903	2.5%

	Total Collateral Held for Securities Loaned (cost $20,144,903)	20,144,903

Shares or Principal Amount	Short-Term Investments (8.8%)[f]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
2,700,000	0.311%, 11/1/2016	2,700,000	0.3%
4,900,000	0.322%, 11/25/2016	4,899,348	0.6%
2,500,000	0.345%, 11/30/2016	2,499,597	0.3%
8,000,000	0.310%, 1/17/2017	7,994,528	1.0%
	Federal National Mortgage Association Discount Notes
1,000,000	0.345%, 1/11/2017[g]	999,369	0.1%
	Federal Home Loan Bank Discount Notes
11,200,000	0.285% - 0.365%, 11/2/2016 - 1/27/2017	11,196,955	1.4%
	Thrivent Core Short-Term Reserve Fund
4,226,259	0.790%	42,262,592	5.1%

	Total Short-Term Investments (cost $72,551,093)	72,552,389

	Total Investments (cost $851,504,396) 106.6%	$876,573,156

	Other Assets and Liabilities, Net (6.6%)	(54,469,773)

	Total Net Assets 100.0%	$822,103,383

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $124,083,043 or 15.1% of total net assets.

b	All or a portion of the security is on loan.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Income Fund held restricted securities as of October 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2016, the value of these investments was $1,172,830 or 0.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2016:

Securities lending Transactions
Taxable Debt Security	$16,247,643
Common Stock	785,166

Total lending	$17,032,809
Gross amount payable upon return of collateral for securities loaned	$20,144,903

Net amounts due to counterparty	$3,112,094

Definitions:

TIPS	- Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2016

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$31,115,960
Gross unrealized depreciation	(5,920,591)

Net unrealized appreciation (depreciation)	$25,195,369

Cost for federal income tax purposes	$851,377,787

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,591,217	–	1,591,217	–
Capital Goods	1,877,409	–	1,877,409	–
Communications Services	9,023,909	–	9,023,909	–
Consumer Cyclical	3,254,627	–	3,254,627	–
Consumer Non-Cyclical	5,360,084	–	4,916,812	443,272
Energy	744,200	–	467,188	277,012
Financials	1,289,337	–	1,289,337	–
Technology	3,483,803	–	3,483,803	–
Transportation	947,262	–	947,262	–
Utilities	684,985	–	684,985	–
Long-Term Fixed Income
Asset-Backed Securities	10,307,925	–	10,307,925	–
Basic Materials	21,788,313	–	21,788,313	–
Capital Goods	16,344,169	–	16,344,169	–
Collateralized Mortgage Obligations	4,751,506	–	4,751,506	–
Commercial Mortgage-Backed Securities	1,840,921	–	1,840,921	–
Communications Services	83,334,711	–	83,334,711	–
Consumer Cyclical	41,089,324	–	41,089,324	–
Consumer Non-Cyclical	87,800,590	–	87,800,590	–
Energy	75,029,268	–	75,029,268	–
Financials	217,695,418	–	217,695,418	–
Foreign Government	6,140,310	–	6,140,310	–
Mortgage-Backed Securities	38,766,071	–	38,766,071	–
Technology	25,568,351	–	25,568,351	–
Transportation	17,402,595	–	17,402,595	–
U.S. Government and Agencies	43,393,393	–	43,393,393	–
U.S. Municipals	1,700,821	–	1,700,821	–
Utilities	50,202,526	–	50,202,526	–
Preferred Stock
Consumer Staples	1,285,350	1,285,350	–	–
Financials	10,324,239	8,991,816	1,332,423	–
Common Stock
Energy	853,230	853,230	–	–
Short-Term Investments	30,289,797	–	30,289,797	–

Subtotal Investments in Securities	$814,165,661	$11,130,396	$802,314,981	$720,284

Other Investments*	Total
Short-Term Investments	42,262,592
Collateral Held for Securities Loaned	20,144,903

Subtotal Other Investments	$62,407,495

Total Investments at Value	$876,573,156

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	816,422	816,422	–	–

Total Asset Derivatives	$816,422	$816,422	$–	$–

Liability Derivatives
Futures Contracts	1,872,488	1,872,488	–	–

Total Liability Derivatives	$1,872,488	$1,872,488	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents Income Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $499,685 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(530)	December 2016	($69,420,025)	($68,701,250)	$718,775
CBOT 5-Yr. U.S. Treasury Note	(247)	December 2016	(29,934,476)	(29,836,829)	97,647
CBOT U.S. Long Bond	304	December 2016	51,338,988	49,466,500	(1,872,488)
Total Futures Contracts					($1,056,066)
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$816,422
Total Interest Rate Contracts		816,422

Total Asset Derivatives		$816,422

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,872,488
Total Interest Rate Contracts		1,872,488

Total Liability Derivatives		$1,872,488

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/ (losses) and Statement of Operations location, for the period ended October 31, 2016, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,193,383

Total Interest Rate Contracts		2,193,383

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(242,913)

Total Credit Contracts		(242,913)

Total		$1,950,470

The following table summarizes the change in net unrealized appreciation/ (depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,353,015)

Total Interest Rate Contracts		(1,353,015)

Total		($1,353,015)

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$152,662,390	19.5%	N/A	N/A
Credit Contracts	N/A	N/A	$14,979	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Summary Schedule of Investments as of October 31, 2016

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$12,776,357	$116,216,160	$108,847,614	20,144,903	$20,144,903	$87,463
Cash Management Trust-Short Term Investment	19,111,151	129,513,282	148,624,433	–	–	49,249
Core Short-Term Reserve	–	129,731,695	87,469,103	4,226,259	42,262,592	120,757
Total Value and Income Earned	$31,887,508				$62,407,495	$257,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets
Alabama (0.3%)
	Other Securities^	$4,327,650	0.3%

	Total	4,327,650

Alaska (0.3%)
	Other Securities^	5,605,000	0.3%

	Total	5,605,000

Arizona (1.0%)
	Other Securities^	16,032,702	1.0%

	Total	16,032,702

Arkansas (0.8%)
	Other Securities^	13,257,916	0.8%

	Total	13,257,916

California (11.2%)
	California Educational Fac. Auth. Rev. (Stanford University)
$6,000,000	5.250%, 4/1/2040	8,422,440	0.5%
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,b	6,361,350	0.4%
	California Various Purpose G.O.
10,000,000	5.250%, 3/1/2038	10,529,000	0.6%
13,575,000	5.250% - 6.000%, 4/1/2024 - 11/1/2039	15,246,677	0.9%
	California Various Purpose G.O. Refg.
4,000,000	5.000%, 9/1/2035	4,789,720	0.3%
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, CA Water System Rev. Refg. (NATL-RE Insured)
10,000,000	5.000%, 6/1/2037, Ser. Aa,b	10,252,800	0.6%
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Ab	11,415,795	0.7%
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,999,600	0.5%
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	8,213,800	0.5%
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Ab,c	11,508,700	0.7%
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Ser. E	7,881,544	0.5%
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,852,266	0.5%
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,788,320	0.3%
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,693,440	0.6%
	Other Securities^	60,040,546	3.6%

	Total	186,995,998

Colorado (3.2%)
	University of Colorado University Enterprise Rev.
9,790,000	5.000%, 6/1/2033[b]	11,465,559	0.7%
7,500,000	5.000% - 5.375%, 6/1/2032 - 6/1/2034, Ser. Ab	8,719,290	0.5%
	Other Securities^	32,640,404	2.0%

	Total	52,825,253

District of Columbia (0.9%)
	Other Securities^	14,990,730	0.9%

	Total	14,990,730

Florida (6.5%)
	Citizens Property Insurance Corporation Rev.
10,000,000	5.000%, 6/1/2022, Ser. A1	11,724,600	0.7%
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Bb	8,453,850	0.5%
8,000,000	5.500%, 10/1/2041, Ser. A	8,941,440	0.5%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,780,350	0.3%
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[a]	2,207,180	0.1%
	Other Securities^	71,611,091	4.4%

	Total	108,718,511

Georgia (1.1%)
	Other Securities^	17,622,148	1.1%

	Total	17,622,148

Hawaii (1.3%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,435,291	0.2%
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
6,395,000	5.125% - 5.250%, 11/15/2032 - 11/15/2037	7,040,437	0.4%
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,834,304	0.1%
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,716,460	0.4%
	Other Securities^	2,218,539	0.2%

	Total	21,245,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets
Illinois (6.8%)
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	$10,865,865	0.7%
	Illinois Finance Auth. Rev. (DePaul University)
5,075,000	5.000% - 6.000%, 10/1/2032 - 10/1/2041, Ser. Ab	6,075,532	0.4%
	Illinois Finance Auth. Rev. (Rush University Medical Center)
6,000,000	5.000% - 7.250%, 11/15/2027 - 11/1/2038, Ser. Ab	6,835,260	0.4%
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000%, 3/1/2034, Ser. A	3,966,096	0.2%
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured)
2,020,000	5.250%, 11/1/2035, Ser. Ba,b	2,192,791	0.1%
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
1,380,000	6.000%, 4/1/2018, Ser. Ca	1,454,782	0.1%
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
8,050,000	5.750%, 6/15/2018, 2nd Ser.[a]	8,638,616	0.5%
	Metropolitan Pier and Exposition Auth., IL Dedicated Tax Rev. (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	5.500% - 5.500%, 6/15/2020[a,b]	7,262,469	0.4%
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Aa	15,812,987	1.0%
5,100,000	Zero Coupons, 6/15/2024 - 12/15/2024, Ser. Aa	3,851,174	0.2%
	State of Illinois G.O.
8,250,000	5.500% - 5.500%, 3/1/2027 - 7/1/2038	8,851,440	0.5%
	State of Illinois G.O. Refg.
9,000,000	5.000%, 8/1/2017	9,227,790	0.6%
5,335,000	5.000%, 4/1/2018, Ser. A	5,548,240	0.3%
	Other Securities^	22,003,918	1.4%

	Total	112,586,960

Indiana (2.5%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Db	7,699,790	0.5%
	Other Securities^	34,758,544	2.0%

	Total	42,458,334

Iowa (0.8%)
	Other Securities^	13,987,937	0.8%

	Total	13,987,937

Kansas (0.2%)
	Other Securities^	3,987,940	0.2%

	Total	3,987,940

Kentucky (1.5%)
	Other Securities^	25,289,119	1.5%

	Total	25,289,119

Louisiana (2.4%)
	Louisiana State Gas and Fuels Tax Rev.
7,000,000	5.000%, 5/1/2045, Ser. B	7,780,080	0.5%
	Other Securities^	32,850,227	1.9%

	Total	40,630,307

Maryland (0.1%)
	Other Securities^	1,154,450	0.1%

	Total	1,154,450

Massachusetts (4.2%)
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,898,170	1.3%
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	9,273,424	0.6%
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	8,263,854	0.5%
	Other Securities^	31,821,722	1.8%

	Total	70,257,170

Michigan (2.6%)
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,352,500	0.7%
	Other Securities^	31,534,932	1.9%

	Total	42,887,432

Minnesota (3.0%)
	Other Securities^	49,464,732	3.0%

	Total	49,464,732

Mississippi (0.3%)
	Other Securities^	5,562,297	0.3%

	Total	5,562,297

Missouri (0.7%)
	Other Securities^	12,546,720	0.7%

	Total	12,546,720

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets
Nebraska (1.5%)
	Omaha, NE Public Power District Rev.
$8,150,000	5.000%, 2/1/2045, Ser. A	$9,527,106	0.6%
	Other Securities^	14,814,587	0.9%

	Total	24,341,693

New Hampshire (0.2%)
	Other Securities^	3,235,390	0.2%

	Total	3,235,390

New Jersey (1.3%)
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. A	1,106,020	0.1%
	New Jersey G.O. (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Ser. La	1,064,940	0.1%
	New Jersey Transportation Trust Fund Auth. Rev.
2,645,000	5.250% - 5.250%, 6/15/2033 - 6/15/2034, Ser. AA	2,959,972	0.2%
	New Jersey Transportation Trust Fund Auth. Rev. Federal Highway Reimbursement Notes
10,000,000	5.000%, 6/15/2023, Ser. A-2[d]	10,444,500	0.6%
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,637,775	0.1%
	Other Securities^	4,026,230	0.2%

	Total	21,239,437

New York (6.9%)
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,585,000	5.750%, 6/15/2040, Ser. A	9,229,991	0.5%
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,808,796	0.9%
15,000,000	5.000%, 11/1/2033, Ser. D-1	17,532,900	1.1%
6,000,000	5.000%, 8/1/2038, Ser. B-1	7,119,240	0.4%
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,670,100	0.7%
	Other Securities^	53,968,462	3.3%

	Total	114,329,489

North Carolina (1.9%)
	Other Securities^	30,892,002	1.9%

	Total	30,892,002

North Dakota (0.3%)
	Other Securities^	4,629,662	0.3%

	Total	4,629,662

Ohio (6.3%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	15,989,231	0.9%
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,956,906	0.2%
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
4,740,000	5.250%, 7/1/2044	5,302,401	0.3%
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,706,300	0.3%
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
1,380,000	6.500%, 10/1/2020, Ser. B	1,532,835	0.1%
2,745,000	5.000%, 12/1/2028	3,284,118	0.2%
	Ohio State Turnpike Commission Rev.
8,000,000	0.000%, 2/15/2034[c]	7,670,800	0.5%
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
10,000,000	5.500%, 2/15/2026, Ser. Aa	12,830,600	0.8%
2,000,000	5.500%, 2/15/2024, Ser. Aa	2,466,800	0.1%
	Ohio State University Refg. Rev.
7,800,000	0.600%, 6/1/2035, Ser. Ee	7,800,000	0.5%
	Other Securities^	40,070,363	2.4%

	Total	105,610,354

Oklahoma (0.9%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	9,028,357	0.6%
	Other Securities^	5,789,182	0.3%

	Total	14,817,539

Oregon (0.3%)
	Other Securities^	5,361,568	0.3%

	Total	5,361,568

Pennsylvania (3.6%)
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,856,009	0.5%
	Pennsylvania Turnpike Commission Turnpike Rev.
6,000,000	5.000% - 5.000%, 12/1/2040 - 12/1/2046, Ser. A-1, B	6,869,850	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets
Pennsylvania (3.6%) - continued
	Pennsylvania Turnpike Commission Turnpike Rev. (AGC Insured)
$10,070,000	6.250%, 6/1/2038, Ser. Ca,b	$10,924,943	0.7%
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,215,000	6.250%, 6/1/2033, Ser. Ca	13,228,732	0.8%
	Other Securities^	20,406,679	1.2%

	Total	59,286,213

South Carolina (2.2%)
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	11,874,935	0.7%
	Other Securities^	24,153,191	1.5%

	Total	36,028,126

South Dakota (0.3%)
	Other Securities^	4,595,660	0.3%

	Total	4,595,660

Tennessee (0.5%)
	Other Securities^	8,833,657	0.5%

	Total	8,833,657

Texas (11.2%)
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
3,000,000	5.000% - 6.000%, 8/15/2042 - 8/15/2043	3,499,170	0.2%
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
7,605,000	5.000% - 5.000%, 8/15/2036 - 8/15/2046, Ser. Aa	8,872,328	0.5%
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. A	4,532,160	0.3%
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[a,b]	10,707,600	0.6%
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
1,000,000	0.500%, 3/1/2024[e]	1,000,000	0.1%
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[a]	6,085,800	0.4%
	Harris County, TX Toll Road Rev. Refg.
11,500,000	5.000% - 5.250%, 8/15/2047, Ser. A, Bb	12,878,825	0.8%
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	14,514,800	0.9%
	North Texas Tollway Auth. System Rev. (Special)
15,000,000	5.000%, 9/1/2030, Ser. D	17,387,850	1.1%
	North Texas Tollway Auth. System Rev. Refg.
6,000,000	5.000% - 5.625%, 1/1/2033 - 1/1/2042, Ser. A, Bb	6,677,395	0.4%
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Da	3,519,200	0.2%
	Southeast Texas Housing Finance Corporation Single Family Mortgage Rev. (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	11,526,145	0.7%
	State of Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	16,352,178	1.0%
	Texas College Student Loan G.O.
1,900,000	5.000%, 8/1/2017, AMT	1,959,736	0.1%
	Other Securities^	66,379,878	3.9%

	Total	185,893,065

Utah (1.6%)
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
7,500,000	5.000%, 5/15/2046, Ser. B	8,811,000	0.5%
	Other Securities^	17,851,745	1.1%

	Total	26,662,745

Vermont (0.1%)
	Other Securities^	2,334,590	0.1%

	Total	2,334,590

Virginia (1.9%)
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	11,570,700	0.7%
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040	2,182,840	0.1%
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
10,365,000	6.000%, 1/1/2037, AMT	12,066,622	0.7%
	Other Securities^	5,945,594	0.4%

	Total	31,765,756

Washington (3.3%)
	State of Washington Various Purpose G.O.
12,095,000	5.000%, 8/1/2030, Ser. A	14,434,052	0.8%
5,390,000	5.000%, 8/1/2021, Ser. A	6,321,446	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value	% of Net Assets
Washington (3.3%) - continued
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
$2,625,000	5.250%, 12/1/2030[b]	$3,054,791	0.2%
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,532,250	0.3%
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[b]	5,748,474	0.3%
	Other Securities^	20,732,432	1.3%

	Total	55,823,445

Wisconsin (2.5%)
	Wisconsin Health & Educational Fac. Auth. Rev. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1[b]	1,263,600	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Marshfield Clinic Health Systems)
2,000,000	5.000%, 2/15/2046, Ser. A	2,220,980	0.1%
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
9,030,000	5.000% - 5.500%, 12/15/2038 - 12/15/2044, Ser. A	10,050,204	0.6%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,913,243	0.7%
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,318,640	0.6%
	Other Securities^	7,336,247	0.4%

	Total	41,102,914

Wyoming (0.4%)
	Other Securities^	6,643,668	0.4%

	Total	6,643,668

	Total Long-Term Fixed Income (cost $1,523,993,392)	1,645,861,310

	Total Investments (cost $1,523,993,392) 98.9%	$1,645,861,310

	Other Assets and Liabilities, Net 1.1%	18,212,531

	Total Net Assets 100.0%	$1,664,073,841

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

b

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.

Municipal Bond Fund held restricted securities as of October 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of October 31, 2016, the value of these investments was $1,645,170 or 0.1% of total net assets.

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Company
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
C.O.P.	-	Certificate of Participation
CR	-	Custodian Receipts
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
G.O.	-	General Obligation
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Permanent School Fund Guarantee Program
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$125,634,925
Gross unrealized depreciation	(3,767,007)

Net unrealized appreciation (depreciation)	$121,867,918

Cost for federal income tax purposes	$1,523,993,392

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	224,104,591	–	224,104,591	–
Electric Revenue	58,187,423	–	58,187,423	–
Escrowed/Pre-refunded	278,276,837	–	278,276,837	–
General Obligation	203,193,170	–	203,193,170	–
Health Care	220,074,551	–	220,074,551	–
Housing Finance	10,931,229	–	10,931,229	–
Industrial Development Revenue	7,764,410	–	7,764,410	–
Other Revenue	189,234,280	–	189,234,280	–
Tax Revenue	108,359,504	–	108,359,504	–
Transportation	253,593,044	–	253,593,044	–
Water & Sewer	92,142,271	–	92,142,271	–

Total	$1,645,861,310	$–	$1,645,861,310	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (96.9%)	Value
Asset-Backed Securities (2.4%)
	Northstar Education Finance, Inc.
$484,334	1.234%, 12/26/2031[a,b]	$474,071
	U.S. Small Business Administration
851,662	3.191%, 3/10/2024	891,871

	Total	1,365,942

Collateralized Mortgage Obligations (0.6%)
	NCUA Guaranteed Notes
333,131	0.977%, 10/7/2020[b]	333,758

	Total	333,758

Energy (0.8%)
	Petroleos Mexicanos
425,000	2.378%, 4/15/2025	436,683

	Total	436,683

Financials (1.9%)
	Private Export Funding Corporation
1,000,000	2.050%, 11/15/2022	1,016,536

	Total	1,016,536

Foreign Government (8.4%)
	Asian Development Bank
1,000,000	2.125%, 3/19/2025	1,009,280
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	523,503
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	537,630
600,000	4.375%, 1/24/2044	755,309
	KFW
500,000	1.014%, 12/29/2017[b]	499,874
	Kommunalbanken AS
340,000	1.500%, 10/22/2019[a]	341,046
	Kommuninvest I Sverige AB
500,000	1.500%, 1/22/2019[a]	502,935
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[a]	505,198

	Total	4,674,775

Mortgage-Backed Securities (7.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
400,000	3.000%, 11/1/2031[c]	418,594
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,700,000	3.500%, 11/1/2046[c]	1,784,734
1,500,000	4.000%, 11/1/2046[c]	1,606,172
450,000	4.500%, 11/1/2046[c]	491,836

	Total	4,301,336

U.S. Government and Agencies (73.2%)
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	506,818
	Federal Home Loan Mortgage Corporation
3,000,000	2.375%, 1/13/2022	3,133,818
	Federal National Mortgage Association
1,500,000	1.250%, 8/17/2021	1,486,533
5,700,000	1.875%, 9/24/2026	5,557,312
1,250,000	6.250%, 5/15/2029	1,767,691
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,638,735
	U.S. Treasury Bonds
250,000	1.500%, 8/15/2026	242,539
850,000	6.500%, 11/15/2026	1,214,205
500,000	5.375%, 2/15/2031	710,195
850,000	3.625%, 2/15/2044	1,033,049
	U.S. Treasury Bonds, TIPS
3,907,645	0.125%, 1/15/2023	3,963,630
351,373	2.375%, 1/15/2025	416,019
362,151	2.125%, 2/15/2040	472,629
1,598,820	0.750%, 2/15/2042	1,608,800
	U.S. Treasury Notes
250,000	0.875%, 11/15/2017	250,342
500,000	1.250%, 12/15/2018	503,516
3,500,000	1.000%, 3/15/2019	3,505,607
1,500,000	0.875%, 9/15/2019	1,494,785
1,500,000	2.000%, 7/31/2020	1,545,879
500,000	2.250%, 7/31/2021	520,996
1,500,000	2.125%, 9/30/2021	1,554,785
1,750,000	2.125%, 6/30/2022	1,812,207
250,000	1.375%, 6/30/2023	246,602
900,000	1.375%, 9/30/2023	885,797
3,950,000	2.250%, 11/15/2024	4,106,768
500,000	1.625%, 2/15/2026	491,719

	Total	40,670,976

Utilities (1.9%)
	John Sevier Combined Cycle Generation, LLC
937,916	4.626%, 1/15/2042	1,069,122

	Total	1,069,122

	Total Long-Term Fixed Income (cost $51,871,754)	53,869,128

Shares or Principal Amount	Short-Term Investments (10.4%)[d]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.300%, 11/2/2016	99,999
4,100,000	0.255%, 11/16/2016[e]	4,099,660
	Thrivent Core Short-Term Reserve Fund
157,001	0.790%	1,570,009

	Total Short-Term Investments (cost $5,769,573)	5,769,668

	Total Investments (cost $57,641,327) 107.3%	$59,638,796

	Other Assets and Liabilities, Net (7.3%)	(4,083,141)

	Total Net Assets 100.0%	$55,555,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2016

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $1,823,250 or 3.3% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,284,187
Gross unrealized depreciation	(289,839)

Net unrealized appreciation (depreciation)	$1,994,348

Cost for federal income tax purposes	$57,644,448

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	1,365,942	–	1,365,942	–
Collateralized Mortgage Obligations	333,758	–	333,758	–
Energy	436,683	–	436,683	–
Financials	1,016,536	–	1,016,536	–
Foreign Government	4,674,775	–	4,674,775	–
Mortgage-Backed Securities	4,301,336	–	4,301,336	–
U.S. Government and Agencies	40,670,976	–	40,670,976	–
Utilities	1,069,122	–	1,069,122	–
Short-Term Investments	4,199,659	–	4,199,659	–

Subtotal Investments in Securities	$58,068,787	$–	$58,068,787	$–

Other Investments*	Total

Short-Term Investments	1,570,009

Subtotal Other Investments	$1,570,009

Total Investments at Value	$59,638,796

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	266,868	266,868	–	–

Total Asset Derivatives	$266,868	$266,868	$–	$–

Liability Derivatives
Futures Contracts	22,358	22,358	–	–

Total Liability Derivatives	$22,358	$22,358	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Government Bond Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $199,983 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(40)	December 2016	($5,239,247)	($5,185,000)	$54,247
CBOT 2-Yr. U.S. Treasury Note	11	December 2016	2,400,096	2,399,547	(549)
CBOT 5-Yr. U.S. Treasury Note	47	December 2016	5,699,263	5,677,454	(21,809)
CBOT U.S. Long Bond	(19)	December 2016	(3,232,016)	(3,091,656)	140,360
CME Ultra Long Term U.S. Treasury Bond	(6)	December 2016	(1,127,886)	(1,055,625)	72,261
Total Futures Contracts					$244,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2016

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$266,868
Total Interest Rate Contracts		266,868

Total Asset Derivatives		$266,868

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	22,358
Total Interest Rate Contracts		22,358

Total Liability Derivatives		$22,358

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(615,753)
Total Interest Rate Contracts		(615,753)

Total		($615,753)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	229,280
Total Interest Rate Contracts		229,280

Total		$229,280

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate
Contracts	$16,787,182	29.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$818,750	$500	$819,250	–	$–	$23
Cash Management Trust-Short Term Investment	6,610,141	26,427,892	33,038,033	–	–	5,615
Core Short-Term Reserve	–	14,862,945	13,292,936	157,001	1,570,009	7,342
Total Value and Income Earned	$7,428,891				$1,570,009	$12,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.5%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$341,066	0.1%

	Total	341,066

Capital Goods (0.2%)
	Other Securities^	1,855,244	0.2%

	Total	1,855,244

Communications Services (0.5%)
	Other Securities^	4,135,437	0.5%

	Total	4,135,437

Consumer Cyclical (0.4%)
	Other Securities^	2,844,665	0.4%

	Total	2,844,665

Consumer Non-Cyclical (0.1%)
	Other Securities^	837,658	0.1%

	Total	837,658

Energy (<0.1%)
	Other Securities^	247,620	<0.1%

	Total	247,620

Financials (0.1%)
	Other Securities^	965,507	0.1%

	Total	965,507

Technology (0.1%)
	Other Securities^	391,560	0.1%

	Total	391,560

Utilities (<0.1%)
	Other Securities^	181,632	<0.1%

	Total	181,632

	Total Bank Loans (cost $12,480,131)	11,800,389

Principal Amount	Long-Term Fixed Income (94.5%)	Value	% of Net Assets
Asset-Backed Securities (17.1%)
	Americredit Automobile Receivables Trust
$4,000,000	1.340%, 4/8/2020	4,000,497	0.5%
	BA Credit Card Trust
3,850,000	0.915%, 6/15/2021[a]	3,861,104	0.5%
	Capital One Multi-Asset Execution Trust
5,400,000	1.260%, 1/15/2020	5,406,535	0.7%
	CarMax Auto Owner Trust
5,200,000	1.210%, 11/15/2019	5,198,009	0.7%
	Chase Issuance Trust
8,450,000	0.945% - 1.620%, 1/15/2020 - 5/17/2021[a]	8,485,120	1.1%
	Chesapeake Funding II, LLC
3,000,000	1.880%, 6/15/2028[b]	3,008,929	0.4%
	Chrysler Capital Auto Receivables Trust
4,000,000	1.360%, 1/15/2020[b,c]	3,999,592	0.5%
	Citibank Credit Card Issuance Trust
5,525,000	1.020%, 2/22/2019	5,525,624	0.7%
	Ford Credit Auto Owner Trust
4,500,000	1.040%, 9/15/2019	4,498,277	0.6%
	GoldenTree Loan Opportunities IX, Ltd.
3,200,000	2.238%, 10/29/2026*,a	3,200,000	0.4%
	Master Credit Card Trust
3,500,000	1.275%, 9/23/2019[a,b]	3,518,142	0.4%
	OZLM VIII, Ltd.
3,050,000	2.320%, 10/17/2026*,a	3,052,433	0.4%
	Prestige Auto Receivables Trust
4,500,000	1.460%, 7/15/2020[b]	4,499,691	0.6%
	SLM Student Loan Trust
3,403,923	0.934%, 3/25/2025[a]	3,309,182	0.4%
	SoFi Professional Loan Program, LLC
2,473,849	1.680%, 3/25/2031[b]	2,476,747	0.3%
	SoFi Professional Loan Program, LLC
5,249,034	1.480% - 2.510%, 3/25/2030 - 8/25/2033[b]	5,285,353	0.7%
	Toyota Auto Receivables Owner Trust
4,500,000	1.060%, 5/15/2019	4,499,912	0.6%
	Verizon Owner Trust
3,500,000	1.420%, 1/20/2021[b]	3,504,137	0.4%
	Other Securities^	58,065,654	7.2%

	Total	135,394,938

Basic Materials (0.5%)
	Other Securities^	3,732,488	0.5%

	Total	3,732,488

Capital Goods (0.4%)
	Other Securities^	3,405,161	0.4%

	Total	3,405,161

Collateralized Mortgage Obligations (9.6%)
	Alm Loan Funding CLO
3,050,000	2.310%, 10/17/2026*,a	3,050,988	0.4%
	Babson CLO, Ltd.
3,050,000	2.270%, 10/17/2026*,[a]	3,047,474	0.4%
	Birchwood Park CLO, Ltd.
3,050,000	2.320%, 7/15/2026*,a	3,052,357	0.4%
	BlueMountain CLO, Ltd.
3,050,000	2.360%, 10/15/2026*,a	3,057,365	0.4%
	Carlyle Global Market Strategies CLO, Ltd.
3,000,000	2.380%, 10/15/2026*,a	3,007,855	0.4%
	Cent CLO 16, LP
3,050,000	2.007%, 8/1/2024*,a	3,047,839	0.4%
	Countrywide Alternative Loan Trust
576,000	5.500% - 5.500%, 11/25/2035 - 2/25/2036	545,426	<0.1%
	Countrywide Home Loans, Inc.
590,599	2.821%, 3/20/2036	471,549	0.1%
	Dryden 34 Senior Loan Fund CLO
3,050,000	2.310%, 10/15/2026*,a	3,051,342	0.4%
	Madison Park Funding XIV CLO, Ltd.
3,350,000	2.331%, 7/20/2026*,a	3,354,646	0.4%
	Octagon Investment Partners XX CLO, Ltd.
3,050,000	2.258%, 8/12/2026*,a	3,050,175	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value	% of Net Assets
Collateralized Mortgage Obligations (9.6%) - continued
	Voya CLO 3, Ltd.
$3,050,000	2.302%, 7/25/2026*,a	$3,048,513	0.4%
	Wells Fargo Commercial Mortgage Trust
2,925,000	2.632%, 5/15/2048	3,003,362	0.4%
	Other Securities^	41,095,526	5.1%

	Total	75,884,417

Commercial Mortgage-Backed Securities (2.0%)
	Commercial Mortgage Pass-Through Certificates
4,000,000	1.580%, 6/8/2030[a,b]	4,005,014	0.5%
	Federal National Mortgage Association
173,061	1.272%, 1/25/2017	172,955	<0.1%
	SCG Trust
3,575,000	1.935%, 11/15/2026[a,b]	3,548,021	0.5%
	Other Securities^	8,515,546	1.0%

	Total	16,241,536

Communications Services (2.6%)
	Other Securities^	21,048,481	2.6%

	Total	21,048,481

Consumer Cyclical (1.5%)
	Other Securities^	12,239,174	1.5%

	Total	12,239,174

Consumer Non-Cyclical (5.6%)
	Unilever Capital Corporation
3,000,000	2.100%, 7/30/2020	3,053,538	0.4%
	Other Securities^	40,982,965	5.2%

	Total	44,036,503

Energy (3.4%)
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,020,511	0.4%
	Other Securities^	23,815,004	3.0%

	Total	26,835,515

Financials (18.9%)
	Bank of America Corporation
7,090,000	1.700% - 6.100%, 8/25/2017 - 12/29/2049[a,d]	7,173,847	0.9%
	Bank of America NA
1,000,000	5.300%, 3/15/2017	1,014,490	0.1%
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,567,813	0.2%
	DRB Prime Student Loan Trust
3,146,188	2.434%, 10/27/2031*,a	3,207,099	0.4%
	J.P. Morgan Chase & Company
3,100,000	1.782%, 1/25/2018[a]	3,117,112	0.4%
3,725,000	2.250% - 7.900%, 1/23/2020 - 4/29/2049[d]	3,823,251	0.5%
	J.P. Morgan Chase Bank NA
1,150,000	1.453%, 9/23/2019[a]	1,151,597	0.1%
	Japan Bank for International Cooperation
3,000,000	1.750%, 7/31/2018	3,017,064	0.4%
	Wells Fargo & Company
5,885,000	1.567% - 5.875%, 1/30/2020 - 12/31/2049[a,d]	6,015,038	0.8%
	Other Securities^	119,085,462	15.1%

	Total	149,172,773

Foreign Government (0.9%)
	Other Securities^	6,948,170	0.9%

	Total	6,948,170

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
11,570,000	3.000%, 11/1/2031[c]	12,107,825	1.5%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
12,670,000	4.000%, 11/1/2046[c]	13,552,445	1.7%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,483,612	2.250%, 6/25/2025	1,508,212	0.2%
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
456,637	6.000%, 8/1/2024	522,698	0.1%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,135,650	1.735%, 7/1/2043[a]	4,249,624	0.5%
2,525,722	2.056% - 5.464%, 9/1/2037 - 1/1/2043[a]	2,616,162	0.4%
	Other Securities^	282,459	<0.1%

	Total	34,839,425

Technology (1.9%)
	Other Securities^	15,265,861	1.9%

	Total	15,265,861

Transportation (1.9%)
	Other Securities^	15,009,810	1.9%

	Total	15,009,810

U.S. Government and Agencies (21.4%)
	Federal Home Loan Mortgage Corporation
3,050,000	1.250%, 10/2/2019	3,065,619	0.4%
	Federal National Mortgage Association
14,500,000	1.250%, 8/17/2021	14,369,819	1.8%
	U.S. Treasury Bonds
12,000,000	5.375%, 2/15/2031	17,044,692	2.2%
2,190,000	3.000% - 3.625%, 5/15/2042 - 2/15/2044	2,574,158	0.3%
	U.S. Treasury Bonds, TIPS
17,473,450	0.125%, 4/15/2019	17,752,239	2.2%
5,217,150	0.125%, 1/15/2023	5,291,896	0.7%
6,588,465	0.625%, 1/15/2026	6,877,224	0.9%
8,131,760	1.000%, 2/15/2046	8,760,296	1.1%
	U.S. Treasury Notes
34,000,000	0.875%, 11/15/2017	34,046,478	4.3%
23,500,000	0.875%, 3/31/2018	23,528,459	3.0%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value	% of Net Assets
U.S. Government and Agencies (21.4%) - continued
$3,350,000	1.500%, 10/31/2019	$3,397,764	0.4%
18,225,000	1.125%, 8/31/2021	18,064,110	2.3%
11,050,000	2.125%, 6/30/2022	11,442,794	1.4%
2,570,000	1.625%, 8/15/2022	2,591,382	0.3%
	Other Securities^	754,103	0.1%

	Total	169,561,033

Utilities (2.4%)
	Other Securities^	19,122,383	2.4%

	Total	19,122,383

	Total Long-Term Fixed Income (cost $745,126,521)	748,737,668

Shares	Preferred Stock (0.4%)	Value	% of Net Assets
Financials (0.3%)
	Other Securities^	2,198,570	0.3%

	Total	2,198,570

Utilities (0.1%)
	Other Securities^	1,225,840	0.1%

	Total	1,225,840

	Total Preferred Stock (cost $3,325,400)	3,424,410

Shares	Common Stock (0.1%)	Value	% of Net Assets
Energy (0.1%)
	Other Securities^	549,205	0.1%

	Total	549,205

	Total Common Stock (cost $494,251)	549,205

Shares	Collateral Held for Securities Loaned (0.5%)	Value	% of Net Assets
3,895,550	Thrivent Cash Management Trust	3,895,550	0.5%

	Total Collateral Held for Securities Loaned (cost $3,895,550)	3,895,550

Shares or Principal Amount	Short-Term Investments (6.5%)[e]	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
11,800,000	0.307%, 11/2/2016	11,799,929	1.5%
5,000,000	0.325%, 11/14/2016[f]	4,999,640	0.6%
	Federal Home Loan Bank Discount Notes
6,700,000	0.250% - 0.300%, 11/1/2016 - 12/9/2016	6,699,460	0.9%
	Thrivent Core Short-Term Reserve Fund
2,782,089	0.790%	27,820,890	3.5%

	Total Short-Term Investments (cost $51,319,476)	51,319,919

	Total Investments (cost $816,641,329) 103.5%	$819,727,141

	Other Assets and Liabilities, Net (3.5%)	(27,558,935)

	Total Net Assets 100.0%	$792,168,206

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $151,632,286 or 19.1% of total net assets.

c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2016 was $70,446,645 or 8.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,048,475
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,048,475
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,050,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,046,920
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,000,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,050,000
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	3,170,147
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,050,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,200,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	3,345,980
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,050,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,032,615
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,045,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of October 31, 2016:

Securities Lending Transactions

Taxable Debt Security	$3,281,507
Common Stock	498,984

Total lending	$3,780,491
Gross amount payable upon return of collateral for securities loaned	$3,895,550

Net amounts due to counterparty	$115,059

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,161,813
Gross unrealized depreciation	(5,961,665)

Net unrealized appreciation (depreciation)	$3,200,148

Cost for federal income tax purposes	$816,526,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	341,066	–	341,066	–
Capital Goods	1,855,244	–	1,855,244	–
Communications Services	4,135,437	–	4,135,437	–
Consumer Cyclical	2,844,665	–	2,844,665	–
Consumer Non-Cyclical	837,658	–	837,658	–
Energy	247,620	–	247,620	–
Financials	965,507	–	965,507	–
Technology	391,560	–	391,560	–
Utilities	181,632	–	–	181,632

Long-Term Fixed Income
Asset-Backed Securities	135,394,938	–	129,127,034	6,267,904
Basic Materials	3,732,488	–	3,732,488	–
Capital Goods	3,405,161	–	3,405,161	–
Collateralized Mortgage Obligations	75,884,417	–	75,884,417	–
Commercial Mortgage-Backed Securities	16,241,536	–	16,241,536	–
Communications Services	21,048,481	–	21,048,481	–
Consumer Cyclical	12,239,174	–	12,239,174	–
Consumer Non-Cyclical	44,036,503	–	44,036,503	–
Energy	26,835,515	–	26,835,515	–
Financials	149,172,773	–	149,172,773	–
Foreign Government	6,948,170	–	6,948,170	–
Mortgage-Backed Securities	34,839,425	–	34,839,425	–
Technology	15,265,861	–	15,265,861	–
Transportation	15,009,810	–	15,009,810	–
U.S. Government and Agencies	169,561,033	–	169,561,033	–
Utilities	19,122,383	–	19,122,383	–

Preferred Stock
Financials	2,198,570	1,404,540	794,030	–
Utilities	1,225,840	1,225,840	–	–

Common Stock
Energy	549,205	549,205	–	–
Short-Term Investments	23,499,029	–	23,499,029	–

Subtotal Investments in Securities	$788,010,701	$3,179,585	$778,381,580	$6,449,536

Other Investments*	Total

Short-Term Investments	27,820,890
Collateral Held for Securities Loaned	3,895,550

Subtotal Other Investments	$31,716,440

Total Investments at Value	$819,727,141

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,635,940	1,635,940	–	–

Total Asset Derivatives	$1,635,940	$1,635,940	$–	$–

Liability Derivatives
Futures Contracts	27,356	27,356	–	–

Total Liability Derivatives	$27,356	$27,356	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents Limited Maturity Bond Fund’s futures contracts held as of October 31, 2016. Investments and/or cash totaling $1,099,921 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(355)	December 2016	($46,498,319)	($46,016,875)	$481,444
CBOT 2-Yr. U.S. Treasury Note	548	December 2016	119,568,421	119,541,065	(27,356)
CBOT 5-Yr. U.S. Treasury Note	(340)	December 2016	(41,205,351)	(41,070,939)	134,412
CBOT U.S. Long Bond	(112)	December 2016	(19,051,887)	(18,224,500)	827,387
CME Ultra Long Term U.S. Treasury Bond	(16)	December 2016	(3,007,697)	(2,815,000)	192,697
Total Futures Contracts					$1,608,584

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2016, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,635,940
Total Interest Rate Contracts		1,635,940

Total Asset Derivatives		$1,635,940

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	27,356
Total Interest Rate Contracts		27,356

Total Liability Derivatives		$27,356

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2016, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,580,005)

Total Interest Rate Contracts		(4,580,005)

Total		($4,580,005)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2016, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,851,861
Total Interest Rate Contracts		1,851,861

Total		$1,851,861

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Summary Schedule of Investments as of October 31, 2016

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Interest Rate Contracts	$183,833,296	24.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2015	Gross Purchases	Gross Sales	Shares Held at October 31, 2016	Value October 31, 2016	Income Earned November 1, 2015 - October 31, 2016
Cash Management Trust-Collateral Investment	$4,701,470	$59,935,072	$60,740,992	3,895,550	$3,895,550	$28,496
Cash Management Trust-Short Term Investment	35,527,966	108,735,339	144,263,305	–	–	51,490
Core Short-Term Reserve	–	125,602,280	97,781,390	2,782,089	27,820,890	106,532
Total Value and Income Earned	$40,229,436				$31,716,440	$186,518

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2016

Principal Amount	U.S. Government Agency Debt (85.9%)[a]	Value
	Federal Agricultural Mortgage Corporation
$4,250,000	0.882%, 1/25/2017[b]	$4,250,000
4,280,000	0.636%, 3/7/2017[b]	4,280,000
	Federal Farm Credit Bank
1,420,000	0.570%, 12/14/2016[b]	1,420,389
2,220,000	0.556%, 3/13/2017[b]	2,219,431
370,000	0.585%, 4/17/2017[b]	369,949
3,700,000	0.590%, 8/10/2017[b]	3,698,568
	Federal Home Loan Bank
4,410,000	0.314%, 11/1/2016	4,410,000
14,374,000	0.297%, 11/2/2016	14,373,882
2,910,000	0.270%, 11/3/2016	2,909,956
6,560,000	0.313%, 11/4/2016	6,559,829
1,420,000	0.255%, 11/7/2016	1,419,940
5,560,000	0.312%, 11/8/2016	5,559,663
700,000	0.330%, 11/9/2016	699,949
1,000,000	0.260%, 11/10/2016	999,935
8,310,000	0.314%, 11/14/2016	8,309,057
8,710,000	0.293%, 11/16/2016	8,708,938
11,240,000	0.292%, 11/18/2016	11,238,451
225,000	0.300%, 11/21/2016	224,962
2,850,000	0.335%, 11/22/2016	2,849,443
4,210,000	0.321%, 11/23/2016	4,209,173
3,600,000	0.625%, 11/23/2016	3,600,550
8,835,000	0.321%, 11/25/2016	8,833,107
690,000	0.360%, 11/29/2016	689,807
8,270,000	0.304%, 11/30/2016	8,267,973
10,680,000	0.339%, 12/2/2016	10,676,882
5,330,000	0.350%, 12/7/2016	5,328,134
7,950,000	0.302%, 12/9/2016	7,947,468
3,550,000	0.380%, 12/14/2016	3,548,389
4,250,000	4.750%, 12/16/2016	4,273,126
4,300,000	0.295%, 12/20/2016	4,298,273
5,529,000	0.300%, 12/21/2016	5,526,696
3,550,000	0.300%, 12/22/2016	3,548,491
7,485,000	0.300%, 12/23/2016	7,481,751
4,000,000	0.300%, 12/27/2016	3,998,133
4,330,000	0.310%, 12/29/2016	4,327,837
5,908,000	0.312%, 12/30/2016	5,904,981
5,830,000	0.320%, 1/3/2017	5,826,734
3,540,000	0.345%, 1/4/2017	3,537,829
10,130,000	0.348%, 1/6/2017	10,123,544
4,780,000	0.320%, 1/9/2017	4,777,068
3,540,000	0.335%, 1/10/2017	3,537,694
3,660,000	0.350%, 1/11/2017	3,657,474
7,360,000	0.342%, 1/13/2017	7,354,900
4,290,000	0.350%, 1/18/2017	4,286,747
4,220,000	0.818%, 1/19/2017[b]	4,219,901
8,470,000	0.350%, 1/20/2017	8,463,412
7,860,000	0.359%, 1/25/2017	7,853,328
3,720,000	0.624%, 1/26/2017[b]	3,720,000
3,530,000	0.360%, 1/27/2017	3,526,929
3,700,000	0.763%, 3/30/2017[b]	3,700,000
3,700,000	0.673%, 5/16/2017[b]	3,699,438
3,700,000	0.792%, 8/23/2017[b]	3,699,850
4,260,000	0.500%, 9/29/2017[c]	4,260,000
	Federal Home Loan Mortgage Corporation
6,225,000	0.625%, 11/1/2016	6,225,000
1,170,000	0.334%, 1/23/2017	1,169,099
3,550,000	0.700%, 1/27/2017	3,551,877
3,750,000	0.655%, 7/21/2017[b]	3,749,722
	Federal National Mortgage Association
3,580,000	0.550%, 11/14/2016	3,580,227
5,288,000	1.375%, 11/15/2016	5,289,807
3,740,000	0.330%, 12/7/2016	3,738,766
4,260,000	0.807%, 12/20/2017[b]	4,260,000
4,310,000	0.846%, 1/11/2018[b]	4,310,000
	Overseas Private Investment Corporation
2,719,306	0.700%, 11/2/2016[b]	2,719,306
5,842,105	0.700%, 11/2/2016[b]	5,842,105
6,842,105	0.700%, 11/7/2016[b]	6,842,105
2,200,000	0.700%, 11/7/2016[b]	2,200,000
4,700,000	0.750%, 11/7/2016[b]	4,700,000
8,350,000	0.750%, 11/7/2016[b]	8,350,000
7,150,000	0.750%, 11/7/2016[b]	7,150,000
2,630,940	0.750%, 11/7/2016[b]	2,630,940
5,544,180	0.750%, 11/7/2016[b]	5,544,180
4,855,000	0.800%, 11/7/2016[b]	4,855,000
6,000,000	0.800%, 11/7/2016[b]	6,000,000
7,450,000	0.870%, 11/18/2016	7,511,934
938,829	0.990%, 11/21/2016	946,807
7,400,000	1.010%, 3/17/2017	7,446,341
4,350,000	0.760%, 3/30/2017	4,366,605

	Total	376,187,782

Principal Amount	U.S. Treasury Debt (13.3%)[a]	Value
	U.S. Treasury Bills
3,540,000	0.324%, 1/19/2017	3,537,483
	U.S. Treasury Notes
13,000,000	0.424%, 1/31/2017[b]	13,001,994
3,480,000	0.500%, 1/31/2017	3,480,956
8,700,000	0.417%, 7/31/2017[b]	8,698,813
6,500,000	0.612%, 1/31/2018[b]	6,510,645
10,640,000	0.530%, 4/30/2018[b]	10,652,034
12,450,000	0.514%, 7/31/2018[b]	12,452,605

	Total	58,334,530

	Total Investments (at amortized cost) 99.2%	$434,522,312

	Other Assets and Liabilities, Net 0.8%	3,447,568

	Total Net Assets 100.0%	$437,969,880

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase,
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.

Cost for federal income tax purposes	$434,522,312

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2016, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	376,187,782	–	376,187,782	–
U.S. Treasury Debt	58,334,530	–	58,334,530	–

Total	$434,522,312	$–	$434,522,312	$–

There were no significant transfers between Levels during the period ended October 31, 2016. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

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THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2016	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$773,580,993	$1,881,593,406	$1,847,402,137	$817,835,480
Investments in securities at value	462,079,631	985,370,814	1,044,351,935	486,776,250
Investments in affiliates at value	421,161,593	1,119,113,197	998,699,990	396,018,150
Investments at Value	883,241,224	2,104,484,011	2,043,051,925	882,794,400

Cash	1,384 (a)	213,627 (b)	259,758 (c)	176,922 (d)
Initial margin deposit on open future contracts	–	–	–	–
Initial margin deposit on open currency contracts	–	–	–	–
Dividends and interest receivable	247,711	1,887,309	3,043,475	1,713,053
Prepaid expenses	20,298	26,479	25,042	17,258
Prepaid trustee fees	3,232	5,215	5,055	2,821
Receivable for investments sold	1,671,296	2,327,829	1,356,949	1,209,146
Receivable for fund shares sold	449,116	1,250,445	796,501	1,141,462
Unrealized gain on forward contracts	–	–	–	–
Receivable for expense reimbursements	201,675	472,022	338,382	101,582
Receivable for variation margin	61,200	130,272	214,525	110,074
Total Assets	885,897,136	2,110,797,209	2,049,091,612	887,266,718

Liabilities
Distributions payable	–	–	–	–
Accrued expenses	118,647	189,288	160,969	83,875
Payable for investments purchased	12,860,652	103,230,733	179,663,652	110,754,742
Payable upon return of collateral for securities loaned	–	2,585,839	3,757,689	2,400,919
Payable for fund shares redeemed	335,619	1,129,201	1,389,947	512,205
Unrealized loss on forward contracts	–	–	–	–
Payable for variation margin	847,764	1,216,749	640,725	126,953
Payable for investment advisory fees	551,851	1,163,304	1,002,793	387,445
Payable for administrative fees	19,272	36,582	34,409	17,631
Payable for distribution fees	156,608	387,289	359,591	149,672
Payable for transfer agent fees	60,148	121,682	90,067	34,435
Payable for trustee deferred compensation	49,418	77,961	77,217	51,561
Mortgage dollar roll deferred revenue	4,327	43,333	72,415	47,316
Total Liabilities	15,004,306	110,181,961	187,249,474	114,566,754

Net Assets
Capital stock (beneficial interest)	762,376,705	1,763,993,893	1,667,442,978	705,866,984
Accumulated undistributed net investment income/(loss)	766,083	9,090,220	1,026,113	943,431
Accumulated undistributed net realized gain/(loss)	(980,675)	6,558,097	597,539	2,133,217
Net unrealized appreciation/(depreciation) on:
Investments	44,930,037	68,902,134	49,799,458	20,111,536
Affiliated investments	64,730,194	153,988,471	145,850,330	44,847,384
Futures contracts	(928,090)	(1,917,038)	(2,872,164)	(1,202,338)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(1,424)	(529)	(2,116)	(250)
Total Net Assets	$870,892,830	$2,000,615,248	$1,861,842,138	$772,699,964

Class A Share Capital	$729,959,032	$1,809,590,324	$1,682,882,936	$703,285,519
Shares of beneficial interest outstanding (Class A)	55,672,765	138,047,038	134,441,348	59,695,480
Net asset value per share	$13.11	$13.11	$12.52	$11.78
Maximum public offering price	$13.73	$13.73	$13.11	$12.34
Class S Share Capital	$140,933,798	$191,024,924	$178,959,202	$69,414,445
Shares of beneficial interest outstanding (Class S)	10,635,056	14,436,717	14,258,302	5,874,347
Net asset value per share	$13.25	$13.23	$12.55	$11.82

(a)	Includes foreign currency holdings of $1,352 (cost $1,352).
(b)	Includes foreign currency holdings of $62,065 (cost $61,392).
(c)	Includes foreign currency holdings of $43,121 (cost $42,822).
(d)	Includes foreign currency holdings of $15 (cost $16).
(e)	Includes foreign currency holdings of $30,041 (cost $30,041).
(f)	Includes foreign currency holdings of $16,418 (cost $15,448).
(g)	Includes foreign currency holdings of $2,055,528 (cost $2,060,584).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund

$310,688,149	$498,304,198	$11,071,070	$416,222,889	$1,044,603,350	$730,807,590	$562,700,179
288,253,975	425,917,771	10,439,276	437,416,450	1,279,261,520	742,728,263	657,230,913
32,087,562	72,388,855	214,568	36,562,987	92,382,159	10,836,704	32,090,142
320,341,537	498,306,626	10,653,844	473,979,437	1,371,643,679	753,564,967	689,321,055
32,634(e)	7,762	16,418 (f)	–	–	2,078,934 (g)	–
–	–	–	–	–	398,518	–
–	–	–	–	–	880,000	–
1,086,469	2,541,568	11,643	145,393	244,546	3,799,608	240,928
5,790	12,043	19,354	11,773	14,849	10,521	19,442
2,329	2,815	1,100	3,162	6,972	4,578	4,171
530,220	613,252	10,140	7,126,945	–	2,521,760	–
140,931	587,737	89,600	89,660	372,872	63,956	218,920
–	–	–	–	–	623,340	–
–	806	15,566	–	–	17,962	9,319
27,850	50,013	–	–	–	2,070,916	–
322,167,760	502,122,622	10,817,665	481,356,370	1,372,282,918	766,035,060	689,813,835

–	73,602	–	–	–	–	–
61,492	59,953	20,121	51,135	96,493	180,976	47,759
20,211,912	52,387,347	5,059	4,174,229	–	2,851,965	–
4,071,925	12,236,852	–	30,024,962	27,756,275	2,547,690	–
75,286	386,397	24,522	78,855	277,935	60,712	259,285
–	–	–	–	–	311,732	–
19,211	31,031	–	–	–	2,056,397	–
138,846	166,080	10,862	259,553	731,709	560,715	433,395
10,377	12,477	5,996	12,786	26,260	17,483	16,433
49,329	54,529	2,093	71,760	212,698	30,274	38,360
16,235	17,291	1,637	33,015	72,582	10,024	17,605
88,260	109,204	11,394	186,739	331,132	155,596	110,158
6,802	17,259	–	–	–	–	–
24,749,675	65,552,022	81,684	34,893,034	29,505,084	8,783,564	922,995

290,502,694	448,795,040	12,970,623	367,703,774	956,741,887	743,746,439	559,819,928
264,964	(68,725)	60,550	735,175	1,695,974	13,919,395	(172,683)
(3,120,721)	(12,465,793)	(1,879,030)	20,267,839	57,299,644	(23,323,019)	2,625,563

9,653,388	2,428	(417,226)	57,756,548	327,040,329	22,757,377	126,620,876
–	–	–	–	–	–	–
122,049	307,650	–	–	–	(62,690)	–
–	–	–	–	–	311,608	–
(4,289)	–	1,064	–	–	(97,614)	(2,844)
$297,418,085	$436,570,600	$10,735,981	$446,463,336	$1,342,777,834	$757,251,496	$688,890,840
$231,789,268	$258,386,526	$9,765,682	$331,373,595	$1,005,072,337	$141,311,309	$178,808,310
18,967,260	25,249,624	1,157,542	18,901,953	46,464,179	14,641,227	21,738,132
$12.22	$10.23	$8.44	$17.53	$21.63	$9.65	$8.23
$12.80	$10.71	$8.84	$18.36	$22.65	$10.10	$8.62
$65,628,817	$178,184,074	$970,299	$115,089,741	$337,705,497	$615,940,187	$510,082,530
5,380,598	17,412,585	115,672	5,565,578	14,070,520	63,406,893	56,739,418
$12.20	$10.23	$8.39	$20.68	$24.00	$9.71	$8.99

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of October 31, 2016	Large Cap Value Fund	Large Cap Stock Fund
Assets
Investments at cost	$659,040,316	$1,315,016,164
Investments in securities at value	792,438,718	1,515,896,315
Investments in affiliates at value	30,502,964	92,381,576
Investments at Value	822,941,682	1,608,277,891

Cash	–	485,865 (a)
Dividends and interest receivable	528,882	2,132,806
Prepaid expenses	11,889	17,897
Prepaid trustee fees	4,743	8,132
Receivable for investments sold	5,179,404	19,850,591
Receivable for fund shares sold	204,359	181,007
Receivable for expense reimbursements	–	–
Receivable for variation margin	–	319,095
Total Assets	828,870,959	1,631,273,284

Liabilities
Distributions payable	–	–
Accrued expenses	45,479	197,821
Payable for investments purchased	4,916,997	10,304,558
Payable upon return of collateral for securities loaned	5,787,975	13,952,780
Payable for fund shares redeemed	223,287	603,814
Payable for variation margin	–	956,522
Payable for investment advisory fees	313,576	779,937
Payable for administrative fees	18,376	30,481
Payable for distribution fees	42,457	299,015
Payable for transfer agent fees	18,742	64,003
Payable for trustee deferred compensation	142,776	612,776
Mortgage dollar roll deferred revenue	–	–
Total Liabilities	11,509,665	27,801,707

Net Assets
Capital stock (beneficial interest)	617,266,143	1,268,657,052
Accumulated undistributed net investment income/(loss)	9,032,248	14,065,321
Accumulated undistributed net realized gain/(loss)	27,161,537	28,525,792
Net unrealized appreciation/(depreciation) on:
Investments	163,901,366	293,261,727
Futures contracts	–	(982,688)
Foreign currency transactions	–	(55,627)
Total Net Assets	$817,361,294	$1,603,471,577

Class A Share Capital	$198,622,356	$1,399,752,967
Shares of beneficial interest outstanding (Class A)	10,226,879	56,504,289
Net asset value per share	$19.42	$24.77
Maximum public offering price	$20.34	$25.94
Class S Share Capital	$618,738,938	$203,718,610
Shares of beneficial interest outstanding (Class S)	31,627,976	8,145,027
Net asset value per share	$19.56	$25.01

1	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.
(a)	Includes foreign currency holdings of $484,145 (cost $484,147).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund
$774,326,623	$851,504,396	$1,523,993,392	$57,641,327	$816,641,329	$434,522,312
666,353,740	814,165,661	1,645,861,310	58,068,787	788,010,701	434,522,312
102,306,182	62,407,495	–	1,570,009	31,716,440	–
768,659,922	876,573,156	1,645,861,310	59,638,796	819,727,141	434,522,312	[1]
44,100	33,226	91,882	–	3,017,715	8,317
10,191,877	7,203,953	22,037,222	252,507	2,728,746	228,043
15,980	18,402	19,703	5,722	29,106	19,500
4,158	4,665	8,683	1,100	4,436	3,045
1,232,642	7,549,329	16,366,865	–	1,068,789	–
1,073,554	279,866	1,445,975	61,825	3,066,709	4,799,225
–	–	–	935	–	151,184
–	161,500	–	3,453	25,690	–
781,222,233	891,824,097	1,685,831,640	59,964,338	829,668,332	439,731,626
668,352	169,265	638,535	150	20,011	–
69,644	65,185	93,291	18,592	72,500	71,271
9,201,048	47,825,608	19,241,207	4,306,359	32,427,038	–
66,352,314	20,144,903	–	–	3,895,550	–
693,340	932,500	542,712	17,940	538,686	1,449,885
–	56,841	–	18,844	123,483	–
230,564	237,342	556,925	18,643	192,612	127,823
16,602	18,392	31,208	6,672	17,748	12,407
100,449	76,361	312,653	928	36,836	40,212
26,363	20,452	38,205	840	33,853	60,148
145,419	159,771	303,063	18,256	130,952	–
–	14,094	–	1,459	10,857	–
77,504,095	69,720,714	21,757,799	4,408,683	37,500,126	1,761,746
768,640,586	798,057,567	1,551,507,461	53,282,517	794,005,228	437,976,754
(567,090)	50,186	157,086	(5,544)	30,872	–
(58,688,657)	(17,064)	(9,458,624)	36,703	(6,562,290)	(6,874)
(5,666,701)	25,068,760	121,867,918	1,997,469	3,085,812	–
–	(1,056,066)	–	244,510	1,608,584	–
–	–	–	–	–	–
$703,718,138	$822,103,383	$1,664,073,841	$55,555,655	$792,168,206	$437,969,880
$471,529,108	$359,253,164	$1,471,038,700	$8,670,634	$351,196,239	$381,341,837
99,160,526	38,799,027	126,304,206	855,202	28,141,946	381,348,703
$4.76	$9.26	$11.65	$10.14	$12.48	$1.00
$4.98	$9.70	$12.20	$10.35	$12.48	$1.00
$232,189,030	$462,850,219	$193,035,141	$46,885,021	$440,971,967	$56,628,043
48,796,957	50,026,861	16,574,242	4,623,030	35,344,289	56,628,050
$4.76	$9.25	$11.65	$10.14	$12.48	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended October 31, 2016	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$6,957,877	$12,450,742	$8,581,563	$2,753,840
Taxable interest	325,235	7,805,968	13,815,634	8,472,451
Income from mortgage dollar rolls	191,629	1,476,045	2,720,941	1,670,886
Income from securities loaned, net	18	13,636	27,110	17,977
Income from affiliated investments	4,683,744	13,381,843	12,933,979	5,961,765
Foreign tax withholding	(62,535)	(101,417)	(85,627)	(9,023)
Total Investment Income	12,095,968	35,026,817	37,993,600	18,867,896

Expenses
Adviser fees	6,228,603	13,087,765	11,343,133	4,419,551
Sub-Adviser fees	–	–	–	–
Administrative service fees	221,538	415,705	393,082	204,438
Audit and legal fees	39,606	46,901	46,060	38,945
Custody fees	136,054	165,576	170,112	107,867
Distribution expenses Class A	1,789,136	4,436,952	4,161,065	1,749,358
Insurance expenses	8,783	13,784	13,214	8,387
Printing and postage expenses Class A	239,877	451,652	339,039	130,855
Printing and postage expenses Class S	9,042	15,438	9,572	3,814
SEC and state registration expenses	67,126	104,909	96,580	56,249
Transfer agent fees Class A	876,374	1,666,897	1,219,078	459,563
Transfer agent fees Class S	24,675	44,380	26,649	10,124
Trustees’ fees	26,179	43,669	43,347	24,939
Other expenses	44,256	81,316	81,947	58,235
Total Expenses Before Reimbursement	9,711,249	20,574,944	17,942,878	7,272,325
Less:
Reimbursement from adviser	(2,275,656)	(5,315,090)	(3,838,322)	(1,153,100)
Total Net Expenses	7,435,593	15,259,854	14,104,556	6,119,225

Net Investment Income/(Loss)	4,660,375	19,766,963	23,889,044	12,748,671
Realized and Unrealized Gains/(Losses) Net realized gains/(losses) on:
Investments	553,410	5,322,853	6,851,959	4,750,535
Affiliated investments	(123,000)	694,451	(11,070,863)	(3,037,091)
Distributions of realized capital gains from affiliated investments	13,611,782	32,920,845	23,556,725	5,399,144
Futures contracts	1,784,432	3,250,620	6,323,989	3,132,365
Foreign currency and forward contract transactions	183,451	335,097	233,731	64,567
Swap agreements	–	177,346	121,958	–
Change in net unrealized appreciation/(depreciation) on:
Investments	11,913,152	23,879,725	18,454,468	5,539,662
Affiliated investments	(7,392,416)	(19,200,177)	(1,167,780)	1,877,079
Futures contracts	(11,767,392)	(19,812,518)	(13,054,512)	(3,401,936)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(314)	685	(980)	135
Swap agreements	–	56,131	(89,103)	–
Net Realized and Unrealized Gains/(Losses)	8,763,105	27,625,058	30,159,592	14,324,460

Net Increase/(Decrease) in Net Assets Resulting From Operations	$13,423,480	$47,392,021	$54,048,636	$27,073,131

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Small Cap Stock Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund

$4,265,471	$1,519,347	$258,090	$5,997,461	$14,269,921	$20,417,167	$6,212,733
5,674,712	16,138,830	1,364	23,462	117,343	5,029,577	77,139
239,068	630,560	–	–	–	–	–
53,890	63,594	–	219,569	119,082	67,175	5,040
98,147	218,306	679	37,027	245,657	43,505	135,580
(139,239)	–	(25,422)	(37,211)	–	(1,724,147)	–
10,192,049	18,570,637	234,711	6,240,308	14,752,003	23,833,277	6,430,492

1,560,973	1,842,557	48,768	2,924,580	8,087,080	3,488,873	5,015,770
–	–	68,997	–	–	2,892,596	–
121,086	143,702	71,767	148,219	294,612	202,490	192,548
38,013	38,812	32,264	33,156	38,587	51,440	35,076
98,954	35,962	16,754	13,211	22,529	496,894	17,360
568,055	631,134	23,527	814,822	2,363,747	359,543	463,573
6,217	6,789	4,963	7,259	11,458	8,496	7,991
60,429	64,571	4,044	121,567	271,362	78,127	72,457
2,608	24,829	694	8,775	12,924	11,556	21,997
39,958	55,124	30,600	37,849	52,210	47,881	58,047
247,660	271,599	19,328	584,235	1,190,388	400,027	364,642
6,790	167,132	1,357	50,987	65,543	42,194	142,712
21,910	26,251	8,500	34,619	68,723	42,291	36,104
61,116	47,436	18,550	20,895	28,983	89,524	22,330
2,833,769	3,355,898	350,113	4,800,174	12,508,146	8,211,932	6,450,607

–	(81,622)	(189,514)	–	–	(268,628)	(141,747)
2,833,769	3,274,276	160,599	4,800,174	12,508,146	7,943,304	6,308,860

7,358,280	15,296,361	74,112	1,440,134	2,243,857	15,889,973	121,632

(2,361,385)	(7,466,272)	(277,736)	20,381,436	59,371,445	(10,380,508)	9,475,295
–	–	–	–	–	–	–
12	2,748	–	15	43	7	28
299,360	620,046	–	–	–	(932,416)	(2,952,068)
(13,357)	–	1,293	(7)	–	(619,268)	1,044
(11,518)	(44,583)	–	–	–	–	–

2,828,756	14,494,412	1,260,371	2,698,974	94,157,311	13,414,337	(35,487,587)
–	–	–	–	–	–	–
59,225	146,627	–	–	–	58,050	(1,436,394)
–	–	–	–	–	353,737	–
(4,083)	–	1,394	7	–	(53,604)	165
(11,011)	24,213
785,999	7,777,191	985,322	23,080,425	153,528,799	1,840,335	(30,399,517)

$8,144,279	$23,073,552	$1,059,434	$24,520,559	$155,772,656	$17,730,308	$(30,277,885)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the year ended October 31, 2016	Large Cap Value Fund	Large Cap Stock Fund
Investment Income
Dividends	$17,631,457	$34,014,823
Taxable interest	15,553	260,125
Tax-Exempt interest	–	–
Income from mortgage dollar rolls	–	–
Income from securities loaned, net	45,068	221,163
Income from affiliated investments	84,225	457,394
Foreign tax withholding	(34,039)	(1,596,391)
Total Investment Income	17,742,264	33,357,114

Expenses
Adviser fees	3,525,394	9,226,625
Administrative service fees	211,016	361,659
Audit and legal fees	35,624	46,710
Custody fees	22,450	160,653
Distribution expenses Class A	494,085	3,564,374
Insurance expenses	8,587	12,909
Printing and postage expenses Class A	58,289	455,154
Printing and postage expenses Class S	21,812	6,888
SEC and state registration expenses	50,945	56,518
Transfer agent fees Class A	305,084	1,874,319
Transfer agent fees Class S	146,177	40,415
Trustees’ fees	42,039	96,040
Other expenses	23,835	50,330
Total Expenses Before Reimbursement	4,945,337	15,952,594
Less:
Reimbursement from adviser	–	–
Total Net Expenses	4,945,337	15,952,594

Net Investment Income/(Loss)	12,796,927	17,404,520
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	27,149,057	62,047,017
Distributions of realized capital gains from affiliated investments	8	78
Futures contracts	150,215	(7,465,909)
Foreign currency and forward contract transactions	–	452,457
Swap agreements	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	(6,849,530)	(87,170,599)
Futures contracts	–	(12,687,959)
Foreign currency transactions		(42,764)
Net Realized and Unrealized Gains/(Losses)	20,449,750	(44,867,679)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$33,246,677	$(27,463,159)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$562,589	$841,821	$–	$–	$248,514	$–
40,941,894	29,438,344	432,328	1,064,623	15,612,063	1,772,059
–	–	64,864,456	–	–	–
–	596,143	–	77,918	417,416	–
293,408	87,463	–	23	28,496	–
97,709	170,006	–	12,957	158,022	–
–	–	–	–	–	–
41,895,600	31,133,777	65,296,784	1,155,521	16,464,511	1,772,059

2,604,073	2,675,694	6,433,095	227,220	2,178,587	1,660,921
191,067	211,269	362,273	80,225	204,417	147,202
40,930	41,435	46,610	30,620	40,969	31,696
16,471	27,740	32,650	7,496	26,164	19,030
1,157,181	890,202	3,708,696	12,714	445,888	502,624
8,147	8,666	12,284	5,273	8,507	6,888
114,298	89,534	161,763	3,151	115,196	271,665
27,778	22,824	10,865	6,056	29,134	6,392
52,389	62,898	86,650	29,487	96,870	121,279
425,554	339,197	513,424	16,918	392,422	714,615
184,596	153,990	58,865	37,468	182,520	14,697
39,151	43,294	80,785	9,019	39,949	21,683
41,552	44,799	98,622	18,832	43,734	23,550
4,903,187	4,611,542	11,606,582	484,479	3,804,357	3,542,242

–	–	–	(17,915)	–	(1,770,183)
4,903,187	4,611,542	11,606,582	466,564	3,804,357	1,772,059

36,992,413	26,522,235	53,690,202	688,957	12,660,154	–

(22,656,199)	164,544	318,466	661,040	1,438,923	(6,874)
25	25	–	2	17	–
–	2,193,383	–	(615,753)	(4,580,005)	–
–	–	–	–	–	–
96,104	(242,913)	–	–	–	–

24,216,256	24,428,919	5,093,881	707,548	7,564,619	–
–	(1,353,015)	–	229,280	1,851,861	–
–	–	–	–	–	–
1,656,186	25,190,943	5,412,347	982,117	6,275,415	(6,874)

$38,648,599	$51,713,178	$59,102,549	$1,671,074	$18,935,569	$(6,874)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2016	10/31/2015	10/31/2016	10/31/2015
Operations
Net investment income/(loss)	$4,660,375	$2,434,138	$19,766,963	$16,083,224
Net realized gains/(losses)	16,010,075	56,365,464	42,701,212	105,196,673
Change in net unrealized appreciation/(depreciation)	(7,246,970)	(35,718,501)	(15,076,154)	(78,206,378)
Net Change in Net Assets Resulting From Operations	13,423,480	23,081,101	47,392,021	43,073,519
Distributions to Shareholders
From net investment income Class A	(1,960,009)	(3,667,967)	(13,405,401)	(19,351,593)
From net investment income Class S	(817,287)	(1,006,360)	(1,402,161)	(1,721,944)
Total From Net Investment Income	(2,777,296)	(4,674,327)	(14,807,562)	(21,073,537)
From net realized gains Class A	(55,213,498)	(47,727,584)	(106,605,653)	(74,364,014)
From net realized gains Class S	(8,928,498)	(7,609,788)	(7,318,053)	(5,030,910)
Total From Net Realized Gains	(64,141,996)	(55,337,372)	(113,923,706)	(79,394,924)
Total Distributions to Shareholders	(66,919,292)	(60,011,699)	(128,731,268)	(100,468,461)
Capital Stock Transactions

Class A
Sold	65,237,377	91,090,948	137,283,402	203,613,424
Distributions reinvested	57,099,992	51,331,733	119,739,532	93,483,608
Redeemed	(77,545,137)	(65,890,573)	(184,356,179)	(175,346,044)
Total Class A Capital Stock Transactions	44,792,232	76,532,108	72,666,755	121,750,988

Class S
Sold	37,664,993	19,583,880	81,535,330	17,044,428
Distributions reinvested	9,745,785	8,616,144	8,713,045	6,751,598
Redeemed	(20,132,636)	(15,326,153)	(21,106,475)	(14,941,479)
Total Class S Capital Stock Transactions	27,278,142	12,873,871	69,141,900	8,854,547
Capital Stock Transactions	72,070,374	89,405,979	141,808,655	130,605,535

Net Increase/(Decrease) in Net Assets	18,574,562	52,475,381	60,469,408	73,210,593
Net Assets, Beginning of Period	852,318,268	799,842,887	1,940,145,840	1,866,935,247
Net Assets, End of Period	$870,892,830	$852,318,268	$2,000,615,248	$1,940,145,840
Accumulated Undistributed Net Investment Income/(Loss)	$766,083	$(1,250,771)	$9,090,220	$3,988,570

Capital Stock Share Transactions

Class A shares
Sold	5,172,533	6,452,111	10,857,093	14,761,901
Distributions reinvested	4,497,779	3,753,313	9,480,825	6,924,657
Redeemed	(6,092,573)	(4,675,388)	(14,483,401)	(12,727,702)
Total Class A shares	3,577,739	5,530,036	5,854,517	8,958,856

Class S shares
Sold	2,957,130	1,395,897	6,336,912	1,228,399
Distributions reinvested	759,381	623,696	683,779	495,813
Redeemed	(1,557,150)	(1,077,317)	(1,641,837)	(1,079,077)
Total Class S shares	2,159,361	942,276	5,378,854	645,135

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Balanced Income Plus Fund		Opportunity Income Plus Fund
10/31/2016	10/31/2015	10/31/2016	10/31/2015	10/31/2016	10/31/2015	10/31/2016	10/31/2015

$23,889,044	$23,027,099	$12,748,671	$11,943,262	$7,358,280	$7,027,606	$15,296,361	$15,187,352
26,017,499	81,964,874	10,309,520	21,052,354	(2,086,888)	13,747,391	(6,888,061)	176,132
4,142,093	(70,275,319)	4,014,940	(22,949,915)	2,872,887	(14,594,923)	14,665,252	(13,402,357)
54,048,636	34,716,654	27,073,131	10,045,701	8,144,279	6,180,074	23,073,552	1,961,127

(20,799,685)	(23,392,724)	(10,919,225)	(12,150,961)	(5,460,684)	(5,268,715)	(9,299,965)	(9,931,225)
(2,016,074)	(1,715,991)	(890,310)	(690,166)	(1,585,099)	(1,467,729)	(6,128,993)	(5,264,909)
(22,815,759)	(25,108,715)	(11,809,535)	(12,841,127)	(7,045,783)	(6,736,444)	(15,428,958)	(15,196,134)
(77,681,404)	(53,981,872)	(19,909,558)	(15,836,610)	(11,192,000)	(10,119,356)	–	–
(4,958,350)	(2,945,410)	(1,028,124)	(701,253)	(2,583,869)	(2,477,501)	–	–
(82,639,754)	(56,927,282)	(20,937,682)	(16,537,863)	(13,775,869)	(12,596,857)	–	–
(105,455,513)	(82,035,997)	(32,747,217)	(29,378,990)	(20,821,652)	(19,333,301)	(15,428,958)	(15,196,134)

123,736,412	180,529,384	58,645,562	77,229,759	21,255,002	34,595,508	31,129,039	43,915,819
97,951,067	76,940,106	30,581,641	27,743,255	16,316,271	15,095,541	8,454,782	9,024,813
(195,875,001)	(189,870,162)	(96,806,214)	(101,351,851)	(28,203,897)	(28,373,073)	(50,899,554)	(50,129,080)
25,812,478	67,599,328	(7,579,011)	3,621,163	9,367,376	21,317,976	(11,315,733)	2,811,552

82,263,512	27,111,684	38,472,595	11,789,103	16,900,191	3,484,041	73,358,555	66,501,319
6,915,346	4,618,017	1,893,154	1,382,501	4,124,623	3,952,415	5,785,465	5,072,970
(16,463,587)	(10,067,678)	(8,489,431)	(7,092,128)	(7,463,758)	(5,477,087)	(46,137,730)	(38,025,572)
72,715,271	21,662,023	31,876,318	6,079,476	13,561,056	1,959,369	33,006,290	33,548,717
98,527,749	89,261,351	24,297,307	9,700,639	22,928,432	23,277,345	21,690,557	36,360,269

47,120,872	41,942,008	18,623,221	(9,632,650)	10,251,059	10,124,118	29,335,151	23,125,262
1,814,721,266	1,772,779,258	754,076,743	763,709,393	287,167,026	277,042,908	407,235,449	384,110,187
$1,861,842,138	$1,814,721,266	$772,699,964	$754,076,743	$297,418,085	$287,167,026	$436,570,600	$407,235,449
$1,026,113	$(62,229)	$943,431	$71,945	$264,964	$(26,287)	$(68,725)	$33,060

10,125,334	13,883,003	5,077,283	6,435,798	1,756,907	2,652,885	3,106,685	4,286,912
8,086,338	6,018,298	2,675,751	2,339,667	1,363,052	1,181,443	845,085	881,478
(16,005,915)	(14,629,220)	(8,395,974)	(8,463,636)	(2,345,271)	(2,184,682)	(5,103,684)	(4,891,551)
2,205,757	5,272,081	(642,940)	311,829	774,688	1,649,646	(1,151,914)	276,839

6,659,857	2,084,258	3,291,269	983,172	1,393,608	268,447	7,311,458	6,477,336
568,496	360,363	164,514	116,290	344,895	309,641	577,703	495,794
(1,337,992)	(772,708)	(727,326)	(594,313)	(612,874)	(422,075)	(4,607,928)	(3,737,999)
5,890,361	1,671,913	2,728,457	505,149	1,125,629	156,013	3,281,233	3,235,131

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Emerging Markets Equity Fund		Small Cap Stock Fund
For the periods ended	10/31/2016	10/31/2015	10/31/2016	10/31/2015
Operations
Net investment income/(loss)	$74,112	$100,615	$1,440,134	$414,726
Net realized gains/(losses)	(276,443)	(1,177,591)	20,381,444	37,646,306
Change in net unrealized appreciation/(depreciation)	1,261,765	(1,202,686)	2,698,981	(35,006,354)
Net Change in Net Assets Resulting From Operations	1,059,434	(2,279,662)	24,520,559	3,054,678
Distributions to Shareholders
From net investment income Class A	(94,804)	(171,330)	–	–
From net investment income Class S	(4,952)	(12,050)	(257,072)	–
Total From Net Investment Income	(99,756)	(183,380)	(257,072)	–
From net realized gains Class A	–	–	(28,309,678)	(28,063,939)
From net realized gains Class S	–	–	(8,200,599)	(8,677,622)
Total From Net Realized Gains	–	–	(36,510,277)	(36,741,561)
Total Distributions to Shareholders	(99,756)	(183,380)	(36,767,349)	(36,741,561)
Capital Stock Transactions

Class A
Sold	1,861,845	2,273,645	20,495,736	15,671,278
Issued in connection with merger	–	–	–	102,944,746
Distributions reinvested	94,696	170,774	28,141,481	27,858,973
Redeemed	(2,757,135)	(3,194,728)	(49,639,939)	(37,167,763)
Total Class A Capital Stock Transactions	(800,594)	(750,309)	(1,002,722)	109,307,234

Class S
Sold	975,577	21,943	20,117,342	3,723,870
Issued in connection with merger	–	–	–	16,448,200
Distributions reinvested	4,952	12,050	8,405,973	8,601,863
Redeemed	(390,152)	(156,243)	(11,837,387)	(11,997,188)
Total Class S Capital Stock Transactions	590,377	(122,250)	16,685,928	16,776,745
Capital Stock Transactions	(210,217)	(872,559)	15,683,206	126,083,979

Net Increase/(Decrease) in Net Assets	749,461	(3,335,601)	3,436,416	92,397,096
Net Assets, Beginning of Period	9,986,520	13,322,121	443,026,920	350,629,824
Net Assets, End of Period	$10,735,981	$9,986,520	$446,463,336	$443,026,920
Accumulated Undistributed Net Investment Income/(Loss)	$60,550	$84,901	$735,175	$127,025

Capital Stock Share Transactions

Class A shares
Sold	239,743	268,210	1,203,221	833,226
Issued in connection with merger	–	–	–	5,555,223
Distributions reinvested	13,319	19,653	1,729,655	1,565,974
Redeemed	(354,362)	(378,697)	(2,904,610)	(1,994,458)
Total Class A shares	(101,300)	(90,834)	28,266	5,959,965

Class S shares
Sold	121,236	2,539	980,464	172,976
Issued in connection with merger	–	–	–	764,363
Distributions reinvested	702	1,396	438,489	417,769
Redeemed	(51,480)	(18,145)	(612,466)	(556,550)
Total Class S shares	70,458	(14,210)	806,487	798,558

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Mid Cap Stock Fund		Partner Worldwide Allocation Fund		Large Cap Growth Fund		Large Cap Value Fund
10/31/2016	10/31/2015	10/31/2016	10/31/2015	10/31/2016	10/31/2015	10/31/2016	10/31/2015

$2,243,857	$2,144,373	$15,889,973	$16,222,227	$121,632	$(547,363)	$12,796,927	$11,237,841
59,371,488	138,101,468	(11,932,185)	(1,616,237)	6,524,299	34,112,651	27,299,280	43,955,518
94,157,311	(92,361,963)	13,772,520	(30,311,303)	(36,923,816)	40,571,647	(6,849,530)	(44,368,818)
155,772,656	47,883,878	17,730,308	(15,705,313)	(30,277,885)	74,136,935	33,246,677	10,824,541

(1,515,333)	(1,522,843)	(2,749,370)	(3,444,161)	–	–	(2,093,598)	(2,222,529)
(1,303,044)	(1,521,511)	(13,837,153)	(15,490,719)	–	(13,643)	(8,894,480)	(7,640,908)
(2,818,377)	(3,044,354)	(16,586,523)	(18,934,880)	–	(13,643)	(10,988,078)	(9,863,437)
(105,602,697)	(75,530,082)	–	–	(10,554,846)	(3,062,287)	(10,849,589)	(8,028,586)
(30,210,205)	(27,337,807)	–	–	(25,895,384)	(6,375,893)	(31,112,550)	(19,057,649)
(135,812,902)	(102,867,889)	–	–	(36,450,230)	(9,438,180)	(41,962,139)	(27,086,235)
(138,631,279)	(105,912,243)	(16,586,523)	(18,934,880)	(36,450,230)	(9,451,823)	(52,950,217)	(36,949,672)

32,971,715	29,915,145	6,303,225	18,208,299	21,545,901	37,743,770	10,099,319	23,154,735
–	297,889,729	–	–	–	–	–	–
106,122,858	76,263,527	2,711,758	3,389,926	10,441,454	3,019,873	12,625,478	9,980,502
(106,899,848)	(78,387,255)	(35,101,165)	(25,149,514)	(52,224,920)	(24,982,136)	(49,127,599)	(31,479,441)
32,194,725	325,681,146	(26,086,182)	(3,551,289)	(20,237,565)	15,781,507	(26,402,802)	1,655,796

30,255,959	6,871,477	27,494,901	6,791,697	70,577,539	141,036,582	68,372,146	59,860,067
–	20,677,412	–	–	–	–	–	–
31,315,358	28,744,076	13,754,929	15,410,048	25,485,074	6,373,950	39,579,574	26,566,722
(18,051,696)	(16,248,958)	(66,692,379)	(6,449,284)	(48,340,067)	(21,570,232)	(56,567,197)	(49,030,680)
43,519,621	40,044,007	(25,442,549)	15,752,461	47,722,546	125,840,300	51,384,523	37,396,109
75,714,346	365,725,153	(51,528,731)	12,201,172	27,484,981	141,621,807	24,981,721	39,051,905

92,855,723	307,696,788	(50,384,946)	(22,439,021)	(39,243,134)	206,306,919	5,278,181	12,926,774
1,249,922,111	942,225,323	807,636,442	830,075,463	728,133,974	521,827,055	812,083,113	799,156,339
$1,342,777,834	$1,249,922,111	$757,251,496	$807,636,442	$688,890,840	$728,133,974	$817,361,294	$812,083,113
$1,695,974	$1,926,651	$13,919,395	$14,144,656	$(172,683)	$(622,485)	$9,032,248	$7,888,379

1,659,387	1,386,745	674,236	1,833,237	2,600,756	4,444,358	541,543	1,149,134
–	14,358,787	–	–	–	–	–	–
5,567,707	3,653,853	290,027	352,750	1,218,367	372,349	684,401	496,682
(5,332,108)	(3,633,831)	(3,720,961)	(2,550,600)	(6,062,439)	(2,936,275)	(2,562,149)	(1,564,922)
1,894,986	15,765,554	(2,756,698)	(364,613)	(2,243,316)	1,880,432	(1,336,205)	80,894

1,326,214	289,163	2,890,563	669,805	7,697,418	15,330,221	3,606,912	2,939,704
–	909,779	–	–	–	–	–	–
1,482,091	1,255,645	1,466,410	1,598,553	2,728,595	727,595	2,130,812	1,311,602
(835,470)	(692,706)	(7,059,363)	(644,227)	(5,190,937)	(2,320,032)	(2,951,421)	(2,425,795)
1,972,835	1,761,881	(2,702,390)	1,624,131	5,235,076	13,737,784	2,786,303	1,825,511

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Stock Fund		High Yield Fund
For the periods ended	10/31/2016	10/31/2015	10/31/2016	10/31/2015
Operations
Net investment income/(loss)	$17,404,520	$18,230,004	$36,992,413	$41,721,871
Net realized gains/(losses)	55,033,643	40,163,960	(22,560,070)	(5,924,707)
Change in net unrealized appreciation/(depreciation)	(99,901,322)	21,739,013	24,216,256	(41,710,671)
Net Change in Net Assets Resulting From Operations	(27,463,159)	80,132,977	38,648,599	(5,913,507)
Distributions to Shareholders
From net investment income Class A	(14,540,527)	(14,720,739)	(25,349,732)	(27,573,722)
From net investment income Class S	(2,812,218)	(2,349,319)	(12,038,128)	(13,984,687)
Total From Net Investment Income	(17,352,745)	(17,070,058)	(37,387,860)	(41,558,409)
From net realized gains Class A	(52,918,188)	(132,446,097)	–	–
From net realized gains Class S	(7,041,905)	(14,476,717)	–	–
Total From Net Realized Gains	(59,960,093)	(146,922,814)	–	–
Total Distributions to Shareholders	(77,312,838)	(163,992,872)	(37,387,860)	(41,558,409)
Capital Stock Transactions

Class A
Sold	31,807,363	51,154,677	25,600,691	36,970,979
Issued in connection with merger	–	10,914,181	–	–
Distributions reinvested	66,516,478	145,125,104	18,437,780	19,890,164
Redeemed	(165,805,457)	(165,306,148)	(62,420,385)	(75,679,777)
Total Class A Capital Stock Transactions	(67,481,616)	41,887,814	(18,381,914)	(18,818,634)

Class S
Sold	29,142,606	6,727,810	51,609,457	80,542,470
Issued in connection with merger	–	455,444	–	–
Distributions reinvested	9,781,760	16,737,878	11,129,973	13,136,989
Redeemed	(10,989,539)	(2,343,499)	(67,063,286)	(88,557,672)
Total Class S Capital Stock Transactions	27,934,827	21,577,633	(4,323,856)	5,121,787
Capital Stock Transactions	(39,546,789)	63,465,447	(22,705,770)	(13,696,847)

Net Increase/(Decrease) in Net Assets	(144,322,786)	(20,394,448)	(21,445,031)	(61,168,763)
Net Assets, Beginning of Period	1,747,794,363	1,768,188,811	725,163,169	786,331,932
Net Assets, End of Period	$1,603,471,577	$1,747,794,363	$703,718,138	$725,163,169
Accumulated Undistributed Net Investment Income/(Loss)	$14,065,321	$13,262,095	$(567,090)	$(298,541)

Capital Stock Share Transactions

Class A shares
Sold	1,312,514	1,961,041	5,556,695	7,554,705
Issued in connection with merger	–	431,886	–	–
Distributions reinvested	2,679,988	5,760,184	3,990,104	4,075,675
Redeemed	(6,759,279)	(6,325,538)	(13,576,822)	(15,498,759)
Total Class A shares	(2,766,777)	1,827,573	(4,030,023)	(3,868,379)

Class S shares
Sold	1,146,990	258,813	11,113,013	16,506,227
Issued in connection with merger	–	17,864	–	–
Distributions reinvested	390,628	658,152	2,405,625	2,690,739
Redeemed	(461,673)	(88,488)	(14,448,344)	(18,254,035)
Total Class S shares	1,075,945	846,341	(929,706)	942,931

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Income Fund		Municipal Bond Fund		Government Bond Fund		Limited Maturity Bond Fund
10/31/2016	10/31/2015	10/31/2016	10/31/2015	10/31/2016	10/31/2015	10/31/2016	10/31/2015

$26,522,235	$29,067,166	$53,690,202	$53,840,356	$688,957	$1,237,629	$12,660,154	$12,344,218
2,115,039	4,242,818	318,466	1,590,457	45,289	1,063,505	(3,141,065)	535,217
23,075,904	(26,797,791)	5,093,881	(13,109,693)	936,828	27,130	9,416,480	(4,584,322)
51,713,178	6,512,193	59,102,549	42,321,120	1,671,074	2,328,264	18,935,569	8,295,113

(11,397,719)	(12,755,357)	(48,820,860)	(49,769,743)	(118,264)	(135,587)	(5,674,988)	(5,105,964)
(15,104,655)	(16,024,450)	(4,953,163)	(3,864,669)	(572,821)	(1,099,914)	(7,040,316)	(7,197,140)
(26,502,374)	(28,779,807)	(53,774,023)	(53,634,412)	(691,085)	(1,235,501)	(12,715,304)	(12,303,104)
(1,703,569)	(1,808,136)	–	–	(176,952)	(39,437)	–	–
(1,910,031)	(1,939,607)	–	–	(886,350)	(254,474)	–	–
(3,613,600)	(3,747,743)	–	–	(1,063,302)	(293,911)	–	–
(30,115,974)	(32,527,550)	(53,774,023)	(53,634,412)	(1,754,387)	(1,529,412)	(12,715,304)	(12,303,104)

21,289,760	29,273,133	100,455,335	131,574,439	1,612,545	9,365,094	138,318,951	205,770,896
–	–	–	–	–	–	–	–
11,414,438	12,604,472	41,365,218	41,889,434	288,213	168,965	5,513,848	4,903,933
(52,791,793)	(60,279,172)	(140,330,279)	(145,715,577)	(11,862,255)	(5,010,020)	(169,866,978)	(194,607,739)
(20,087,595)	(18,401,567)	1,490,274	27,748,296	(9,961,497)	4,524,039	(26,034,179)	16,067,090

98,445,739	80,527,040	118,077,949	37,739,390	30,413,528	17,819,196	153,280,207	109,954,671
–	–	–	–	–	–	–	–
16,306,160	17,439,399	4,545,888	3,528,277	1,435,402	1,344,959	6,846,997	7,092,846
(94,039,780)	(92,341,159)	(37,452,944)	(29,152,600)	(58,813,467)	(34,695,667)	(78,918,726)	(225,830,410)
20,712,119	5,625,280	85,170,893	12,115,067	(26,964,537)	(15,531,512)	81,208,478	(108,782,893)
624,524	(12,776,287)	86,661,167	39,863,363	(36,926,034)	(11,007,473)	55,174,299	(92,715,803)

22,221,728	(38,791,644)	91,989,693	28,550,071	(37,009,347)	(10,208,621)	61,394,564	(96,723,794)
799,881,655	838,673,299	1,572,084,148	1,543,534,077	92,565,002	102,773,623	730,773,642	827,497,436
$822,103,383	$799,881,655	$1,664,073,841	$1,572,084,148	$55,555,655	$92,565,002	$792,168,206	$730,773,642
$50,186	$273,430	$157,086	$240,907	$(5,544)	$(3,413)	$30,872	$94,870

2,337,558	3,180,804	8,538,620	11,293,944	161,047	925,986	11,180,963	16,547,966
–	–	–	–	–	–	–	–
1,261,686	1,372,016	3,514,351	3,596,858	28,950	16,698	444,896	394,388
(5,857,884)	(6,591,845)	(11,936,056)	(12,531,266)	(1,181,617)	(495,114)	(13,732,089)	(15,652,771)
(2,258,640)	(2,039,025)	116,915	2,359,536	(991,620)	447,570	(2,106,230)	1,289,583

10,918,020	8,805,558	10,013,429	3,241,260	3,017,632	1,758,824	12,365,198	8,853,249
–	–	–	–	–	–	–	–
1,801,715	1,900,342	385,988	302,991	144,080	132,786	552,299	570,427
(10,444,011)	(10,135,634)	(3,184,467)	(2,510,881)	(5,840,362)	(3,419,685)	(6,370,903)	(18,200,738)
2,275,724	570,266	7,214,950	1,033,370	(2,678,650)	(1,528,075)	6,546,594	(8,777,062)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Money Market Fund
For the periods ended	10/31/2016	10/31/2015
Operations
Net investment income/(loss)	$–	$(2,340)
Net realized gains/(losses)	(6,874)	2,340
Net Change in Net Assets Resulting From Operations	(6,874)	–
Distributions to Shareholders
Total Distributions to Shareholders	–	–
Capital Stock Transactions

Class A
Sold	437,861,023	582,002,487
Redeemed	(466,036,904)	(595,223,839)
Total Class A Capital Stock Transactions	(28,175,881)	(13,221,352)

Class S
Sold	167,552,466	9,118,627
Redeemed	(121,285,465)	(4,979,553)
Total Class S Capital Stock Transactions	46,267,001	4,139,074
Capital Stock Transactions	18,091,120	(9,082,278)

Net Increase/(Decrease) in Net Assets	18,084,246	(9,082,278
Net Assets, Beginning of Period	419,885,634	428,967,912
Net Assets, End of Period	$437,969,880	$419,885,634
Accumulated Undistributed Net Investment Income/(Loss)	$–	$–

Capital Stock Share Transactions

Class A shares
Sold	437,861,023	582,002,485
Redeemed	(466,036,904)	(595,223,837)
Total Class A shares	(28,175,881)	(13,221,352)

Class S shares
Sold	167,552,466	9,118,627
Redeemed	(121,285,465)	(4,979,553)
Total Class S shares	46,267,001	4,139,074

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-one separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, seven equity funds, five fixed-income funds and one money market fund. Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

(A) Mergers – At meetings held on August 14, 2015 and August 20, 2015, shareholders of Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, and Thrivent Natural Resources Fund (the “Target Funds”) approved the merger of the Target Funds into the Funds shown below (the “Acquiring Funds”).

Target Funds		Acquiring Funds
Partner Small Cap Growth	>	Small Cap Stock
Partner Small Cap Value	>	Small Cap Stock
Mid Cap Growth	>	Mid Cap Stock
Partner Mid Cap Value	>	Mid Cap Stock
Natural Resources	>	Large Cap Stock

The mergers occurred at the close of business on August 28, 2015. Acquisition of the assets and liabilities of the Target Funds by the Acquiring Funds were followed by the distribution of the Acquiring Funds’ shares to the Target Funds’ shareholders. The shares issued of the Acquiring Funds are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Fund	Description	Net Assets as of August 28, 2015
Small Cap Stock	Acquiring Fund	$341,632,324
Partner Small Cap Growth	Target Fund	$17,008,339
Partner Small Cap Value	Target Fund	$102,384,607
Small Cap Stock	After Acquisition	$461,025,270
Mid Cap Stock	Acquiring Fund	$897,454,060
Mid Cap Growth	Target Fund	$290,801,272
Partner Mid Cap Value	Target Fund	$27,765,869
Mid Cap Stock	After Acquisition	$1,216,021,201
Large Cap Stock	Acquiring Fund	$1,684,824,704
Natural Resources	Target Fund	$11,369,625
Large Cap Stock	After Acquisition	$1,696,194,329

As of August 28, 2015, the net assets of the Target Funds were comprised of the following:

Target Fund	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Capital Stock
Partner Small Cap Growth	$1,800,899	$(176,995)	$72,075	$15,312,360
Partner Small Cap Value	$30,840,549	$414,562	$52,986,554	$18,142,942
Mid Cap Growth	$72,126,041	$(640,530)	$55,322,617	$163,993,144
Partner Mid Cap Value	$(3,081,699)	$911,473	$23,497,442	$6,438,653
Natural Resources	$(6,093,047)	$(23,238)	$(24,733,620)	$42,219,530

The Target Funds’ capital loss carryovers are carried over to the Acquiring Funds. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the mergers had been completed on November 1, 2014 the Acquiring Funds’ pro-forma results of operations for the year ended October 31, 2015 would be the following:

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Assuming the mergers had been completed on November 1, 2014 the Acquiring Funds’ pro-forma results of operations for the year ended October 31, 2015 would be the following:

Acquiring Fund	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Small Cap Stock	$(100,624,718)	$1,984,021	$103,912,249	$5,271,552
Mid Cap Stock	$(167,432,539)	$1,195,786	$249,895,238	$83,658,485
Large Cap Stock	$31,789,186	$18,487,868	$21,569,566	$71,846,620

The financial statements reflect the operations of the Acquiring Funds for the period prior to the merger and the combined Funds for the period subsequent to the mergers. Because the combined investment funds have been managed as a single integrated fund since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, and Thrivent Natural Resources Fund that have been included in the Acquiring Funds’ Statement of Operations since the mergers were completed.

(B) Share Classes – Effective February 1, 2016, Institutional Class shares were renamed Class S shares. Effective February 29, 2016, Class A Shares were closed to new shareholders and are open to current Class A shareholders and others who reside at the same mailing address (“household”), with the exception of Government Bond Fund. Class A shares of Government Bond Fund are closed to all purchases and exchanges into the Fund, other than reinvestment of dividends by current shareholders of the Fund. Effective February 29, 2016, the maximum front-end sales charge imposed on Class A Shares of equity funds was changed from 5.50% to 4.50%. Please refer to the Supplement to Class A Shares Prospectus dated February 12, 2016 for additional information. As of October 31, 2016, the Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25% or a reduced fee of 0.13%. Class A shares have a maximum front-end sales load of 4.50%, although some Funds have a reduced or no front-end sales load. Class S shares are offered at net asset value and have no annual 12b-1 fees. Institutional Class shares were offered at net asset value and had no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 21 Funds of the Trust offer Class A and Class S shares.

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/ dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearing house end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U. S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2016, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2013 through 2016. Additionally, as of October 31, 2016, the tax year ended October 31, 2012 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of October 31, 2016, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign market where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Fund is informed of the declaration date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Balanced Income Plus	Quarterly	Quarterly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
High Yield	Daily	Monthly
Income	Daily	Monthly
Municipal Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(G) Derivative Financial Instruments – Each of the Funds, with the exception of the Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, with the exception of the Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – All Funds, with the exception of the Money Market Fund, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, with the exception of the Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

Swap Agreements – All Funds, with the exception of the Money Market Fund, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearing house end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	61,200	–	61,200	61,200	–	–	–
Moderately Aggressive
Allocation
Futures Contracts	130,272	–	130,272	130,272	–	–	–
Moderate Allocation
Futures Contracts	214,525	–	214,525	214,525	–	–	–
Moderately Conservative
Allocation
Futures Contracts	110,074	–	110,074	110,074	–	–	–
Balanced Income Plus
Futures Contracts	27,850	–	27,850	19,211	–	–	8,639	(*)
Opportunity Income Plus
Futures Contracts	50,013	–	50,013	31,031	–	–	18,982	(*)
Partner Worldwide Allocation
Futures Contracts	2,070,916	–	2,070,916	2,056,397	–	–	14,519	(*)
Exchange Contracts	623,340	–	623,340	266,786	–	–	356,554	(†)
Large Cap Stock
Futures Contracts	319,095	–	319,095	319,095	–	–	–
Income
Futures Contracts	161,500	–	161,500	56,841	–	–	104,659	(*)
Government Bond
Futures Contracts	3,453	–	3,453	3,453	–	–	–
Limited Maturity Bond
Futures Contracts	25,691	–	25,691	25,691	–	–	–

(*)	Net futures amount represents the net amount receivable from the counter party in the event of a default.
(†)	Net exchange contract amount represents the net amount receivable from the counter party in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	847,764	–	847,764	61,200	–	786,564	–
Moderately Aggressive Allocation
Futures Contracts	1,216,749	–	1,216,749	130,272	–	1,086,477	–
Securities Lending	2,585,839	–	2,585,839	2,493,043	–	–	92,796	^
Moderate Allocation
Futures Contracts	640,725	–	640,725	214,525	–	426,200	–
Securities Lending	3,757,689	–	3,757,689	3,620,121	–	–	137,568	^
Moderately Conservative Allocation
Futures Contracts	126,953	–	126,953	110,074	–	16,879	–
Securities Lending	2,400,919	–	2,400,919	2,317,287	–	–	83,632	^
Balanced Income Plus
Futures Contracts	19,211	–	19,211	19,211	–	–	–
Securities Lending	4,071,925	–	4,071,925	3,947,244	–	–	124,681	^
Opportunity Income Plus
Futures Contracts	31,031	–	31,031	31,031	–	–	–
Securities Lending	12,236,852	–	12,236,852	11,736,865	–	–	499,987	^
Small Cap Stock
Securities Lending	30,024,962	–	30,024,962	29,250,374	–	–	774,588	^
Mid Cap Stock
Securities Lending	27,756,275	–	27,756,275	26,658,099	–	–	1,098,176	^
Partner Worldwide Allocation
Futures Contracts	2,056,397	–	2,056,397	2,056,397	–	–	–
Exchange Contracts	311,732	–	311,732	266,786	44,946	–	–
Securities Lending	2,547,690	–	2,547,690	2,432,681	–	–	115,009	^
Large Cap Value
Securities Lending	5,787,975	–	5,787,975	5,764,722	–	–	23,253	^
Large Cap Stock
Futures Contracts	956,522	–	956,522	319,095	–	637,427	–
Securities Lending	13,952,780	–	13,952,780	13,213,208	–	–	739,572	^
High Yield
Securities Lending	66,352,314	–	66,352,314	63,240,627	–	–	3,111,687	^
Income
Futures Contracts	56,841	–	56,841	56,841	–	–	–
Securities Lending	20,144,903	–	20,144,903	17,032,809	–	–	3,112,094	^
Government Bond
Futures Contracts	18,844	–	18,844	3,453	–	15,391	–
Limited Maturity Bond
Futures Contracts	123,483	–	123,483	25,691	–	97,792	–
Securities Lending	3,895,550	–	3,895,550	3,780,491	–	–	115,059	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable to the counter party in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less that the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of October 31, 2016, the value of securities on loan is as follows:

Fund	Securities on Loan
Moderately Aggressive Allocation	$2,493,043
Moderate Allocation	3,620,121
Moderately Conservative Allocation	2,317,287
Balanced Income Plus	3,947,244
Opportunity Income Plus	11,736,865
Small Cap Stock	29,250,374
Mid Cap Stock	26,658,099
Partner Worldwide Allocation	2,432,681
Large Cap Value	5,764,722
Large Cap Stock	13,213,208
High Yield	63,240,627
Income	17,032,809
Limited Maturity Bond	3,780,491

(J) When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2016, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended October 31, 2016, none of the Funds engaged in these types of transactions.

(N) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

(O) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Loss Contingencies – High Yield Fund and Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Fund is also named as a defendant in this action, but we do not expect that the Fund’s assets will be subject to a loss contingency.

(S) Litigation – Awards from class action litigation are recorded as realized gains on the payment date.

(T) Recent Accounting Pronouncements –

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. Management has elected to early adopt ASU No. 2015-07. Management has evaluated the impact of this guidance and has determined there to be no impact to financial statement amounts. However, footnote disclosures related to investments valued using the net asset value per share practical expedient were increased within the Schedule of Investments Fair Valuation Measurement tables to meet the requirement of this guidance.

Investment Company Reporting Modernization.

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements and other amendments. These amendments are effective August 1, 2017. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statements and footnote disclosures.

(U) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.750%	0.725%	0.700%	0.675%	0.650%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market*	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%

*	Investment Advisory Fees were effective February 1, 2016.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

(B) Sub-Adviser – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Emerging Markets Equity Fund

The Adviser has entered into a subadvisory agreement for the performance of subadvisory services with Aberdeen Asset Managers Limited (“Aberdeen”). The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% for the next $50 million and 0.68% for assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio, Thrivent Partner Worldwide Allocation Portfolio; each a series of Thrivent Series Fund, Inc., the shares of which are only available for purchase by separate accounts of and retirement plans sponsored by Thrivent Financial, and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Worldwide Allocation Fund

The adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner Emerging Markets Equity Fund, and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

Effective February 22, 2016, the Adviser terminated the subadvisory agreement with Mercator Asset Management, LP (“Mercator”). Effective January 1, 2016, the fee payable for Mercator was equal to 0.70% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.50% of the next $250 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio was included in determining breakpoints for the assets managed by Mercator. From November 1, 2015 until December 31, 2015, the fee payable for Mercator was equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio was included in determining breakpoints for the assets managed by Mercator.

(C) Expense Reimbursements – For the period ended October 31, 2016, voluntary expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Class S	Expiration Date
Money Market*	0.44%	0.09%	N/A

*

Prior contractual expense reimbursement of 0.20% for Class A and 0.10% for Class S expired on January 31, 2016. Thrivent Asset Management has voluntarily agreed to reimburse certain class-specific and fund level expenses to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

For the period ended October 31, 2016, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class S	Expiration Date
Opportunity Income Plus	0.90%[1]	N/A	2/28/2017
Partner Emerging Markets Equity	1.65%	1.32%	2/28/2017
Partner Worldwide Allocation	1.40%	N/A	2/28/2017
Large Cap Growth	1.20%	N/A	2/28/2017
Government Bond	0.85%[2]	N/A	2/28/2017

1	Prior expense cap of 0.85% expired on January 31, 2016.
2	Prior expense cap of 0.90% expired on January 31, 2016.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

All Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Short-Term Reserve Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Advisor or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

(D) Distribution Plan – Through December 31, 2015, Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) was the Trust’s distributor. Effective January 1, 2016, Thrivent Distributors, LLC became the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2016, Thrivent Investment Mgt. and Thrivent Distributors, LLC received $4,457,742 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2016, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $4,178,315 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2016, Thrivent Investor Services received $13,584,411 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $276,259 in fees from the Trust for the year ended October 31, 2016. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Trust and the Adviser.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$133,775	($132,493)	($1,282)
Moderately Aggressive Allocation	142,249	(640,579)	498,330
Moderate Allocation	15,057	(14,397)	(660)
Moderately Conservative Allocation	(67,650)	67,898	(248)
Balanced Income Plus	(21,246)	165,705	(144,459)
Opportunity Income Plus	30,812	(30,812)	–
Partner Emerging Markets Equity	1,293	(1,293)	–
Small Cap Stock	(574,912)	306,112	268,800
Mid Cap Stock	343,843	(790,244)	446,401
Partner Worldwide Allocation	471,289	42,537,593	(43,008,882)
Large Cap Growth	328,170	(1,044)	(327,126)
Large Cap Value	(664,980)	(635,008)	1,299,988
Large Cap Stock	751,451	(751,436)	(15)
High Yield	126,898	5,109,244	(5,236,142)
Income	(243,105)	243,105	–
Government Bond	(3)	3	–
Limited Maturity Bond	(8,848)	8,848	–

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Aggressive Allocation	$850,692	$3,967,439
Moderately Aggressive Allocation	9,203,782	21,083,067
Moderate Allocation	3,367,909	9,748,629
Moderately Conservative Allocation	2,524,825	5,221,680
Balanced Income Plus	496,869	–
Opportunity Income Plus	21,550	–
Partner Emerging Markets Equity	72,369	–
Small Cap Stock	1,091,551	20,852,915
Mid Cap Stock	2,027,106	58,264,926
Partner Worldwide Allocation	15,467,748	–
Large Cap Growth	–	3,840,955
Large Cap Value	9,175,024	27,002,013
Large Cap Stock	15,931,410	45,029,778
High Yield	28,994	–
Income	1,148,911	70,033
Municipal Bond[b]	460,149	–
Government Bond	31,237	115,679
Limited Maturity Bond	47,486	–

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.
b	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

At October 31, 2016, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Balanced Income Plus	$2,280,209	Unlimited

Opportunity Income Plus	5,032,291	2017
	6,738,129	Unlimited

	11,770,420

Partner Emerging Markets Equity	1,877,957	Unlimited

Partner Worldwide Allocation	6,799,658	2017
	15,730,284	Unlimited

	22,529,942

Large Cap Stock	8,364,062	Unlimited

High Yield	30,243,630	2017
	28,441,596	Unlimited

	58,685,226

Municipal Bond	9,219,699	Unlimited

Limited Maturity Bond	5,988,052	Unlimited

Money Market	6,874	Unlimited

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expiration dates.

In addition to the capital loss carryovers noted above, $43,008,882 and $5,236,142 of capital loss carryovers in Partner Worldwide Allocation Fund and High Yield Fund respectively, expired during the fiscal year 2016.

The capital loss carryovers attributable to Large Cap Stock Fund were obtained as a result of the reorganization, as described in Note (1)(A), with Natural Resources Fund in August 2015. These losses are limited under the Internal Revenue Code as to future utilization.

During the fiscal year 2016, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Large Cap Growth	1,041,797
Municipal Bond	282,992

The following funds deferred, on a tax basis, the following Late Year Ordinary Losses:

Fund	Ordinary Losses
Large Cap Growth	62,525

These amounts are deferred for tax purposes, and are deemed to occur on the first day of the following fiscal year.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

The tax character of distributions paid during the years ended October 31, 2016 and 2015 was as follows:

	Tax-Exempt Income		Ordinary Income[a]		Long-Term Capital Gain
Fund	10/31/16	10/31/15	10/31/16	10/31/15	10/31/16	10/31/15
Aggressive Allocation	$ –	$ –	$8,083,429	$11,863,700	$58,835,863	$48,147,999
Moderately Aggressive Allocation	–	–	24,142,726	34,660,059	104,588,542	65,808,402
Moderate Allocation	–	–	29,739,180	37,352,320	75,716,333	44,683,677
Moderately Conservative Allocation	–	–	13,233,600	17,301,554	19,513,617	12,077,436
Balanced Income Plus	–	–	7,398,953	9,178,085	13,422,699	10,155,216
Opportunity Income Plus	–	–	15,428,958	15,196,134	–	–
Partner Emerging Markets Equity	–	–	99,756	183,380	–	–
Small Cap Stock	–	–	738,604	4,356,331	36,028,745	32,385,230
Mid Cap Stock	–	–	2,818,377	3,044,354	135,812,902	102,867,889
Partner Worldwide Allocation	–	–	16,586,523	18,934,880	–	–
Large Cap Growth	–	–	–	13,622	36,450,230	9,438,201
Large Cap Value	–	–	10,988,078	9,863,437	41,962,139	27,086,235
Large Cap Stock	–	–	17,352,745	33,901,603	59,960,093	130,091,269
High Yield	–	–	37,387,860	41,558,409	–	–
Income	–	–	26,502,374	28,779,807	3,613,600	3,747,743
Municipal Bond	53,399,868	53,297,012	374,155	337,400	–	–
Government Bond	–	–	1,320,174	1,235,501	434,213	293,911
Limited Maturity Bond	–	–	12,715,304	12,303,104	–	–

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2016, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$319,339	$333,289
Moderately Aggressive Allocation	642,124	660,468
Moderate Allocation	579,471	659,056
Moderately Conservative Allocation	213,853	225,279
Balanced Income Plus	182,838	177,880
Opportunity Income Plus	204,511	180,188
Partner Emerging Markets Equity	1,048	1,372
Small Cap Stock	250,228	275,308
Mid Cap Stock	255,832	347,382
Partner Worldwide Allocation	747,338	793,618
Large Cap Growth	433,136	429,467
Large Cap Value	169,951	194,288
Large Cap Stock	892,181	958,013
High Yield	276,456	298,021
Income	335,653	373,462
Municipal Bond	268,229	155,866
Government Bond	1,000	4,289
Limited Maturity Bond	203,251	151,472

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$141,078	$133,734
Moderately Aggressive Allocation	1,091,559	1,064,006
Moderate Allocation	1,929,833	1,875,183
Moderately Conservative Allocation	1,176,739	1,161,518
Balanced Income Plus	170,317	168,040
Opportunity Income Plus	439,113	441,197
Partner Worldwide Allocation	31,471	36,781
Income	479,737	464,376
Government Bond	86,406	115,927
Limited Maturity Bond	441,643	451,324

(B) Investments in Restricted Securities – Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2016, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Moderately Aggressive Allocation	40	0.58%
Moderate Allocation	40	0.98%
Moderately Conservative Allocation	39	1.75%
Balanced Income Plus	15	1.14%
Opportunity Income Plus	20	2.76%
Partner Worldwide Allocation	13	0.43%
High Yield	10	1.84%
Income	2	0.14%
Municipal Bond	2	0.10%
Limited Maturity Bond	32	8.89%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except the Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – During the year ended October 31, 2016, none of the Funds engaged in these types of investments.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. For the year ended October 31, 2016, Moderate Allocation Fund engaged in purchase transactions in the amount of $10,161,357 and sale transactions in the amount of $10,299,207, Opportunity Income Plus Fund engaged in purchase transactions in the amount of $5,566,426 and High Yield Fund engaged in sale transactions in the amount of $8,939,707 that complied with Rule 17a-7 of the 1940 Act. The sale transactions in Moderate Allocation Fund resulted in a net realized gain of $1,753,040 and the sale transactions in High Yield Fund resulted in net realized losses of $122,598.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2016, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Opportunity Income Plus	2,696,242	6.3%
Partner Emerging Markets Equity	374,351	29.4%
Partner Worldwide Allocation	11,238,174	14.4%
Government Bond	3,556,032	64.9%

As of October 31, 2016, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	8,544,520	12.9%
Moderately Aggressive Allocation	8,852,659	5.8%
Balanced Income Plus	3,718,679	15.3%
Income	6,935,840	7.8%

(8) MONEY MARKET FUND REGULATORY REFORM

On July 23, 2014, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940 – which is the primary rule governing the operation of money market funds. In connection with the amendments to Rule 2a-7, the Board of Trustees of Thrivent Money Market Fund (the “Fund”) approved changes to the Fund’s principal investment strategies to allow the Fund to qualify and begin operating as a “government money market fund,” effective February 1, 2016. As such, the Fund invests at least 99.5% of its total assets in government securities, cash, and repurchase agreements collateralized fully by government securities or cash.

(9) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through December 20, 2016, and, except as already included in the Notes to Financial Statements and in the next paragraph, has determined that no additional items require disclosure.

During November 2016, a single investor invested $1.9 million in Thrivent Partner Emerging Markets Equity Fund. This amount represented approximately 15% of the net assets of the Fund as of the date of the investment. In the event of significant redemption activity by a single investor or few large investors, the Fund could experience a loss when selling portfolio securities to meet such redemption requests. The Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders.

(10) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of October 31, 2016, Large Cap Growth Fund had portfolio concentration greater than 30% in the Information Technology sector.

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THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2016	$14.05	$0.07	$0.08	$0.15	$(0.03)	$(1.06)
Year Ended 10/31/2015	14.77	0.04	0.33	0.37	(0.07)	(1.02)
Year Ended 10/31/2014	14.15	0.05	1.21	1.26	(0.10)	(0.54)
Year Ended 10/31/2013	11.54	0.07	2.73	2.80	(0.09)	(0.10)
Year Ended 10/31/2012	10.70	0.04	0.85	0.89	(0.05)	–

Class S Shares
Year Ended 10/31/2016	14.19	0.10	0.11	0.21	(0.09)	(1.06)
Year Ended 10/31/2015	14.90	0.09	0.35	0.44	(0.13)	(1.02)
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
Year Ended 10/31/2012	10.78	0.09	0.86	0.95	(0.09)	–
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2016	13.73	0.13	0.15	0.28	(0.09)	(0.81)
Year Ended 10/31/2015	14.17	0.11	0.20	0.31	(0.15)	(0.60)
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)
Year Ended 10/31/2013	11.64	0.15	2.16	2.31	(0.17)	(0.09)
Year Ended 10/31/2012	10.83	0.11	0.84	0.95	(0.14)	–

Class S Shares
Year Ended 10/31/2016	13.86	0.14	0.18	0.32	(0.14)	(0.81)
Year Ended 10/31/2015	14.29	0.16	0.21	0.37	(0.20)	(0.60)
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
Year Ended 10/31/2012	10.92	0.16	0.83	0.99	(0.18)	–
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2016	12.90	0.16	0.20	0.36	(0.15)	(0.59)
Year Ended 10/31/2015	13.26	0.16	0.08	0.24	(0.18)	(0.42)
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)
Year Ended 10/31/2013	11.55	0.18	1.48	1.66	(0.19)	(0.14)
Year Ended 10/31/2012	10.80	0.16	0.77	0.93	(0.17)	(0.01)

Class S Shares
Year Ended 10/31/2016	12.94	0.19	0.20	0.39	(0.19)	(0.59)
Year Ended 10/31/2015	13.29	0.21	0.08	0.29	(0.22)	(0.42)
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)
Year Ended 10/31/2012	10.82	0.20	0.77	0.97	(0.21)	(0.01)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.09)	$13.11	1.34%	$730.0	0.94%	0.50%	1.21%	0.23%	57%
(1.09)	14.05	2.78%	732.0	0.92%	0.23%	0.96%	0.19%	51%
(0.64)	14.77	9.34%	687.6	0.81%	0.30%	0.81%	0.30%	51%
(0.19)	14.15	24.64%	612.4	0.81%	0.52%	0.82%	0.51%	44%
(0.05)	11.54	8.42%	494.3	0.82%	0.33%	0.86%	0.29%	66%

(1.15)	13.25	1.76%	140.9	0.56%	0.86%	0.83%	0.59%	57%
(1.15)	14.19	3.21%	120.3	0.49%	0.65%	0.54%	0.61%	51%
(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%
(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%
(0.09)	11.64	8.94%	81.2	0.42%	0.73%	0.42%	0.73%	66%

(0.90)	13.11	2.36%	1,809.6	0.82%	1.01%	1.10%	0.73%	90%
(0.75)	13.73	2.34%	1,814.6	0.81%	0.81%	0.85%	0.76%	66%
(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%
(0.26)	13.69	20.28%	1,558.9	0.72%	1.15%	0.74%	1.13%	51%
(0.14)	11.64	8.92%	1,268.2	0.77%	0.99%	0.77%	0.99%	78%

(0.95)	13.23	2.66%	191.0	0.49%	1.28%	0.77%	1.00%	90%
(0.80)	13.86	2.75%	125.5	0.42%	1.19%	0.47%	1.14%	66%
(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%
(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%
(0.18)	11.73	9.29%	90.2	0.37%	1.39%	0.37%	1.39%	78%

(0.74)	12.52	3.06%	1,682.9	0.81%	1.31%	1.02%	1.10%	138%
(0.60)	12.90	1.93%	1,706.5	0.76%	1.25%	0.81%	1.21%	107%
(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%
(0.33)	12.88	14.74%	1,541.3	0.68%	1.51%	0.70%	1.48%	85%
(0.18)	11.55	8.68%	1,316.5	0.71%	1.47%	0.71%	1.47%	94%

(0.78)	12.55	3.31%	179.0	0.49%	1.56%	0.71%	1.35%	138%
(0.64)	12.94	2.36%	108.3	0.41%	1.60%	0.46%	1.55%	107%
(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%
(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%
(0.22)	11.57	9.05%	66.0	0.35%	1.83%	0.35%	1.83%	94%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2016	$11.88	$0.20	$0.21	$0.41	$(0.18)	$(0.33)
Year Ended 10/31/2015	12.19	0.18	(0.03)	0.15	(0.20)	(0.26)
Year Ended 10/31/2014	11.98	0.20	0.48	0.68	(0.21)	(0.26)
Year Ended 10/31/2013	11.34	0.20	0.83	1.03	(0.20)	(0.19)
Year Ended 10/31/2012	10.75	0.19	0.65	0.84	(0.19)	(0.06)

Class S Shares
Year Ended 10/31/2016	11.91	0.22	0.24	0.46	(0.22)	(0.33)
Year Ended 10/31/2015	12.22	0.23	(0.04)	0.19	(0.24)	(0.26)
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)
Year Ended 10/31/2012	10.78	0.22	0.65	0.87	(0.22)	(0.06)
BALANCED INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2016	12.80	0.30	0.03	0.33	(0.29)	(0.62)
Year Ended 10/31/2015	13.43	0.31	(0.04)	0.27	(0.29)	(0.61)
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)
Year Ended 10/31/2013	12.63	0.14	2.24	2.38	(0.15)	(0.65)
Year Ended 10/31/2012	12.11	0.13	0.83	0.96	(0.13)	(0.31)

Class S Shares
Year Ended 10/31/2016	12.77	0.34	0.04	0.38	(0.33)	(0.62)
Year Ended 10/31/2015	13.40	0.36	(0.03)	0.33	(0.35)	(0.61)
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
Year Ended 10/31/2012	12.09	0.19	0.82	1.01	(0.18)	(0.31)
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2016	10.05	0.36	0.19	0.55	(0.37)	–
Year Ended 10/31/2015	10.38	0.38	(0.33)	0.05	(0.38)	–
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–
Year Ended 10/31/2013	10.70	0.26	(0.39)	(0.13)	(0.25)	–
Year Ended 10/31/2012	10.19	0.26	0.50	0.76	(0.25)	–

Class S Shares
Year Ended 10/31/2016	10.05	0.39	0.18	0.57	(0.39)	–
Year Ended 10/31/2015	10.38	0.40	(0.33)	0.07	(0.40)	–
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	–
Year Ended 10/31/2012	10.19	0.30	0.51	0.81	(0.29)	–

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.51)	$11.78	3.65%	$703.3	0.84%	1.69%	0.99%	1.54%	181%
(0.46)	11.88	1.32%	716.6	0.80%	1.54%	0.83%	1.52%	187%
(0.47)	12.19	5.86%	731.4	0.77%	1.64%	0.77%	1.64%	140%
(0.39)	11.98	9.32%	701.3	0.71%	1.70%	0.75%	1.67%	166%
(0.25)	11.34	7.92%	632.9	0.75%	1.70%	0.75%	1.70%	145%

(0.55)	11.82	4.05%	69.4	0.53%	1.95%	0.69%	1.80%	181%
(0.50)	11.91	1.66%	37.5	0.46%	1.87%	0.49%	1.84%	187%
(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%
(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%
(0.28)	11.37	8.26%	28.0	0.41%	2.03%	0.41%	2.03%	145%

(0.91)	12.22	2.83%	231.8	1.07%	2.52%	1.07%	2.52%	120%
(0.90)	12.80	2.18%	232.8	1.06%	2.38%	1.06%	2.38%	148%
(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%
(0.80)	14.21	19.95%	167.8	1.09%	1.08%	1.10%	1.08%	236%
(0.44)	12.63	8.22%	141.0	1.11%	1.06%	1.12%	1.06%	197%

(0.95)	12.20	3.30%	65.6	0.70%	2.88%	0.70%	2.88%	120%
(0.96)	12.77	2.58%	54.4	0.67%	2.77%	0.67%	2.77%	148%
(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%
(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%
(0.49)	12.61	8.72%	49.9	0.66%	1.52%	0.67%	1.51%	197%

(0.37)	10.23	5.60%	258.4	0.89%	3.65%	0.92%	3.62%	147%
(0.38)	10.05	0.47%	265.3	0.85%	3.70%	0.94%	3.61%	165%
(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%
(0.25)	10.32	(1.26)%	228.4	0.85%	2.42%	0.94%	2.33%	387%
(0.25)	10.70	7.59%	249.2	0.85%	2.53%	0.94%	2.44%	355%

(0.39)	10.23	5.84%	178.2	0.66%	3.88%	0.66%	3.88%	147%
(0.40)	10.05	0.69%	142.0	0.63%	3.92%	0.63%	3.92%	165%
(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%
(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%
(0.29)	10.71	8.03%	37.0	0.53%	2.93%	0.54%	2.91%	355%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Year Ended 10/31/2016	$7.66	$0.06	$0.80	$0.86	$(0.08)	$ –
Year Ended 10/31/2015	9.45	0.08	(1.74)	(1.66)	(0.13)	–
Year Ended 10/31/2014	10.51	0.14	(1.10)	(0.96)	(0.10)	–
Year Ended 10/31/2013	10.27	0.08	0.26	0.34	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.01	0.26	0.27	–	–

Class S Shares
Year Ended 10/31/2016	7.63	0.03	0.84	0.87	(0.11)	–
Year Ended 10/31/2015	9.47	0.12	(1.75)	(1.63)	(0.21)	–
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.02	0.25	0.27	–	–
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2016	18.15	0.04	0.88	0.92	–	(1.54)
Year Ended 10/31/2015	20.12	0.08	0.14	0.22	–	(2.19)
Year Ended 10/31/2014	18.52	(0.05)	1.80	1.75	–	(0.15)
Year Ended 10/31/2013	14.28	(0.05)	4.29	4.24	–	–
Year Ended 10/31/2012	13.35	(0.06)	0.99	0.93	–	–

Class S Shares
Year Ended 10/31/2016	21.10	0.01	1.15	1.16	(0.04)	(1.54)
Year Ended 10/31/2015	22.92	0.01	0.36	0.37	–	(2.19)
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	–	–
Year Ended 10/31/2012	14.96	0.05	1.08	1.13	–	–
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2016	21.61	0.02	2.44	2.46	(0.03)	(2.41)
Year Ended 10/31/2015	23.55	(0.07)	0.82	0.75	(0.05)	(2.64)
Year Ended 10/31/2014	20.38	0.07	3.10	3.17	–	–
Year Ended 10/31/2013	15.34	0.01	5.03	5.04	–	–
Year Ended 10/31/2012	14.30	(0.01)	1.05	1.04	–	–

Class S Shares
Year Ended 10/31/2016	23.69	0.02	2.79	2.81	(0.09)	(2.41)
Year Ended 10/31/2015	25.54	0.47	0.45	0.92	(0.13)	(2.64)
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	–
Year Ended 10/31/2012	15.43	0.07	1.13	1.20	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, August 31, 2012.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.08)	$8.44	11.36%	$9.8	1.65%	0.75%	3.57%	(1.17)%	11%
(0.13)	7.66	(17.75)%	9.6	1.65%	0.85%	3.46%	(0.95)%	117%
(0.10)	9.45	(9.17)%	12.8	1.67%	1.32%	3.23%	(0.25)%	69%
(0.10)	10.51	3.26%	14.6	1.64%	0.81%	3.41%	(0.96)%	103%
–	10.27	2.70%	14.4	1.61%	0.60%	3.02%	(0.81)%	33%

(0.11)	8.39	11.67%	1.0	1.32%	0.94%	3.56%	(1.30)%	11%
(0.21)	7.63	(17.53)%	0.3	1.32%	1.14%	3.05%	(0.58)%	117%
(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%
(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%
–	10.27	2.70%	1.0	1.32%	0.89%	2.75%	(0.54)%	33%

(1.54)	17.53	5.72%	331.4	1.21%	0.23%	1.21%	0.23%	58%
(2.19)	18.15	1.32%	342.6	1.23%	(0.01)%	1.23%	(0.01)%	70%
(0.15)	20.12	9.48%	259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%
–	18.52	29.69%	255.6	1.29%	(0.16)%	1.29%	(0.16)%	66%
–	14.28	6.97%	216.6	1.33%	(0.31)%	1.33%	(0.31)%	91%

(1.58)	20.68	6.12%	115.1	0.80%	0.64%	0.80%	0.64%	58%
(2.19)	21.10	1.86%	100.4	0.75%	0.47%	0.75%	0.47%	70%
(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%
–	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%
–	16.09	7.55%	63.4	0.77%	0.26%	0.77%	0.26%	91%

(2.44)	21.63	12.93%	1,005.1	1.09%	0.09%	1.09%	0.09%	21%
(2.69)	21.61	3.60%	963.3	1.09%	0.10%	1.11%	0.09%	56%
–	23.55	15.55%	678.2	1.11%	0.30%	1.11%	0.30%	27%
–	20.38	32.86%	625.4	1.15%	0.07%	1.15%	0.07%	39%
–	15.34	7.27%	517.5	1.18%	(0.08)%	1.18%	(0.08)%	36%

(2.50)	24.00	13.36%	337.7	0.72%	0.47%	0.72%	0.47%	21%
(2.77)	23.69	4.05%	286.6	0.69%	0.51%	0.70%	0.50%	56%
(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%
(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%
–	16.63	7.78%	220.4	0.72%	0.38%	0.72%	0.38%	36%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2016	$9.62	$0.21	$–	$0.21	$(0.18)	$–
Year Ended 10/31/2015	10.03	0.16	(0.37)	(0.21)	(0.20)	–
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–
Year Ended 10/31/2013	8.73	0.16	1.58	1.74	(0.18)	–
Year Ended 10/31/2012	8.30	0.19	0.32	0.51	(0.08)	–

Class S Shares
Year Ended 10/31/2016	9.69	0.22	0.02	0.24	(0.22)	–
Year Ended 10/31/2015	10.11	0.20	(0.38)	(0.18)	(0.24)	–
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	–
Year Ended 10/31/2012	8.34	0.19	0.35	0.54	(0.09)	–
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2016	9.12	(0.03)	(0.36)	(0.39)	–	(0.50)
Year Ended 10/31/2015	8.31	(0.02)	0.97	0.95	–	(0.14)
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–
Year Ended 10/31/2013	5.48	0.01	1.63	1.64	(0.02)	–
Year Ended 10/31/2012	4.92	0.01	0.55	0.56	–	–

Class S Shares
Year Ended 10/31/2016	9.89	0.01	(0.41)	(0.40)	–	(0.50)
Year Ended 10/31/2015	8.96	–	1.07	1.07	–	(0.14)
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	–
Year Ended 10/31/2012	5.28	0.03	0.60	0.63	–	–
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2016	19.99	0.30	0.39	0.69	(0.19)	(1.07)
Year Ended 10/31/2015	20.65	0.22	0.01	0.23	(0.19)	(0.70)
Year Ended 10/31/2014	18.60	0.20	2.02	2.22	(0.17)	–
Year Ended 10/31/2013	14.66	0.22	3.96	4.18	(0.24)	–
Year Ended 10/31/2012	12.94	0.22	1.67	1.89	(0.17)	–

Class S Shares
Year Ended 10/31/2016	20.14	0.32	0.46	0.78	(0.29)	(1.07)
Year Ended 10/31/2015	20.80	0.30	0.01	0.31	(0.27)	(0.70)
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	–
Year Ended 10/31/2012	13.04	0.27	1.70	1.97	(0.25)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income /(Loss)	Portfolio Turnover Rate

$(0.18)	$9.65	2.21%	$141.3	1.40%	1.82%	1.58%	1.64%	107%
(0.20)	9.62	(2.14)%	167.3	1.40%	1.61%	1.57%	1.44%	68%
(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%
(0.18)	10.29	20.26%	181.6	1.37%	1.60%	1.60%	1.37%	74%
(0.08)	8.73	6.20%	159.5	1.30%	2.02%	1.61%	1.71%	57%

(0.22)	9.71	2.60%	615.9	1.00%	2.24%	1.00%	2.24%	107%
(0.24)	9.69	(1.77)%	640.3	0.98%	2.04%	0.99%	2.03%	68%
(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%
(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%
(0.09)	8.79	6.58%	544.6	0.98%	2.31%	0.98%	2.31%	57%

(0.50)	8.23	(4.52)%	178.8	1.20%	(0.25)%	1.28%	(0.33)%	67%
(0.14)	9.12	11.61%	218.8	1.20%	(0.35)%	1.30%	(0.45)%	64%
–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%
(0.02)	7.10	29.99%	157.0	1.20%	0.14%	1.41%	(0.07)%	63%
–	5.48	11.38%	125.0	1.20%	0.19%	1.48%	(0.09)%	101%

(0.50)	8.99	(4.26)%	510.1	0.82%	0.12%	0.82%	0.12%	67%
(0.14)	9.89	12.12%	509.3	0.81%	0.03%	0.81%	0.03%	64%
(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%
(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%
–	5.91	11.94%	224.9	0.83%	0.57%	0.83%	0.57%	101%

(1.26)	19.42	3.86%	198.6	0.93%	1.34%	0.93%	1.34%	22%
(0.89)	19.99	1.14%	231.1	0.94%	1.08%	0.94%	1.08%	31%
(0.17)	20.65	12.00%	237.1	0.94%	1.00%	0.94%	1.00%	24%
(0.24)	18.60	28.92%	214.6	0.98%	1.25%	0.98%	1.25%	39%
(0.17)	14.66	14.82%	171.1	1.04%	1.42%	1.04%	1.42%	92%

(1.36)	19.56	4.29%	618.7	0.53%	1.73%	0.53%	1.73%	22%
(0.97)	20.14	1.55%	580.9	0.52%	1.50%	0.52%	1.50%	31%
(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%
(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%
(0.25)	14.76	15.37%	403.0	0.53%	1.92%	0.53%	1.92%	92%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2016	$26.32	$0.26	$(0.66)	$(0.40)	$(0.24)	$(0.91)
Year Ended 10/31/2015	27.75	0.24	0.90	1.14	(0.24)	(2.33)
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)
Year Ended 10/31/2013	23.64	0.19	5.24	5.43	(0.25)	(1.28)
Year Ended 10/31/2012	21.30	0.20	2.29	2.49	(0.15)	–

Class S Shares
Year Ended 10/31/2016	26.57	0.32	(0.62)	(0.30)	(0.35)	(0.91)
Year Ended 10/31/2015	27.99	0.39	0.86	1.25	(0.34)	(2.33)
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
Year Ended 10/31/2012	21.48	0.30	2.30	2.60	(0.26)	–
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2016	4.74	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2015	5.04	0.26	(0.30)	(0.04)	(0.26)	–
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–
Year Ended 10/31/2013	5.01	0.31	0.07	0.38	(0.30)	–
Year Ended 10/31/2012	4.71	0.34	0.30	0.64	(0.34)	–

Class S Shares
Year Ended 10/31/2016	4.74	0.26	0.03	0.29	(0.27)	–
Year Ended 10/31/2015	5.05	0.28	(0.31)	(0.03)	(0.28)	–
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	–
Year Ended 10/31/2012	4.72	0.35	0.29	0.64	(0.35)	–
INCOME FUND
Class A Shares
Year Ended 10/31/2016	9.01	0.29	0.29	0.58	(0.29)	(0.04)
Year Ended 10/31/2015	9.29	0.30	(0.24)	0.06	(0.30)	(0.04)
Year Ended 10/31/2014	9.09	0.32	0.20	0.52	(0.32)	–
Year Ended 10/31/2013	9.38	0.31	(0.29)	0.02	(0.31)	–
Year Ended 10/31/2012	8.77	0.33	0.61	0.94	(0.33)	–

Class S Shares
Year Ended 10/31/2016	9.00	0.32	0.29	0.61	(0.32)	(0.04)
Year Ended 10/31/2015	9.29	0.34	(0.26)	0.08	(0.33)	(0.04)
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	–
Year Ended 10/31/2012	8.76	0.37	0.60	0.97	(0.36)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(1.15)	$24.77	(1.48)%	$1,399.8	1.03%	1.03%	1.03%	1.03%	62%
(2.57)	26.32	4.59%	1,560.0	1.02%	0.99%	1.02%	0.99%	52%
(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%
(1.53)	27.54	24.57%	1,556.5	1.05%	0.81%	1.05%	0.81%	66%
(0.15)	23.64	11.75%	1,382.5	1.09%	0.84%	1.09%	0.84%	124%

(1.26)	25.01	(1.08)%	203.7	0.64%	1.42%	0.64%	1.42%	62%
(2.67)	26.57	5.02%	187.8	0.61%	1.40%	0.61%	1.40%	52%
(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%
(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%
(0.26)	23.82	12.27%	170.3	0.62%	1.30%	0.62%	1.30%	124%

(0.25)	4.76	6.05%	471.5	0.81%	5.42%	0.81%	5.42%	42%
(0.26)	4.74	(0.77)%	489.2	0.81%	5.39%	0.81%	5.39%	38%
(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%
(0.30)	5.09	7.85%	540.0	0.81%	6.03%	0.81%	6.03%	61%
(0.34)	5.01	13.96%	520.0	0.82%	6.95%	0.82%	6.95%	52%

(0.27)	4.76	6.34%	232.2	0.55%	5.68%	0.55%	5.68%	42%
(0.28)	4.74	(0.66)%	235.9	0.50%	5.69%	0.50%	5.69%	38%
(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%
(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%
(0.35)	5.01	14.12%	285.7	0.47%	7.30%	0.47%	7.30%	52%

(0.33)	9.26	6.62%	359.3	0.77%	3.20%	0.77%	3.20%	104%
(0.34)	9.01	0.65%	370.0	0.77%	3.29%	0.77%	3.29%	92%
(0.32)	9.29	5.79%	400.5	0.77%	3.47%	0.77%	3.47%	97%
(0.31)	9.09	0.23%	419.5	0.77%	3.40%	0.77%	3.40%	121%
(0.33)	9.38	10.92%	448.0	0.77%	3.69%	0.77%	3.69%	117%

(0.36)	9.25	6.97%	462.9	0.44%	3.53%	0.44%	3.53%	104%
(0.37)	9.00	0.90%	429.9	0.41%	3.66%	0.41%	3.66%	92%
(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%
(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%
(0.36)	9.37	11.34%	456.1	0.39%	4.07%	0.39%	4.07%	117%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2016	$11.60	$0.39	$0.05	$0.44	$(0.39)	$–
Year Ended 10/31/2015	11.68	0.40	(0.08)	0.32	(0.40)	–
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–
Year Ended 10/31/2013	11.93	0.42	(0.74)	(0.32)	(0.42)	(0.01)
Year Ended 10/31/2012	11.30	0.44	0.63	1.07	(0.44)	–

Class S Shares
Year Ended 10/31/2016	11.60	0.41	0.06	0.47	(0.42)	–
Year Ended 10/31/2015	11.68	0.43	(0.08)	0.35	(0.43)	–
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
Year Ended 10/31/2012	11.30	0.47	0.63	1.10	(0.47)	–
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2016	10.12	0.12	0.21	0.33	(0.12)	(0.19)
Year Ended 10/31/2015	10.05	0.09	0.09	0.18	(0.08)	(0.03)
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)
Year Ended 10/31/2013	10.76	0.07	(0.33)	(0.26)	(0.08)	(0.40)
Year Ended 10/31/2012	10.69	0.11	0.32	0.43	(0.11)	(0.25)

Class S Shares
Year Ended 10/31/2016	10.12	0.12	0.22	0.34	(0.13)	(0.19)
Year Ended 10/31/2015	10.05	0.12	0.10	0.22	(0.12)	(0.03)
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)
Year Ended 10/31/2012	10.69	0.14	0.32	0.46	(0.14)	(0.25)
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2016	12.38	0.20	0.10	0.30	(0.20)	–
Year Ended 10/31/2015	12.44	0.17	(0.06)	0.11	(0.17)	–
Year Ended 10/31/2014	12.53	0.18	(0.02)	0.16	(0.18)	(0.07)
Year Ended 10/31/2013	12.62	0.15	(0.09)	0.06	(0.15)	–
Year Ended 10/31/2012	12.41	0.19	0.20	0.39	(0.18)	–

Class S Shares
Year Ended 10/31/2016	12.37	0.22	0.11	0.33	(0.22)	–
Year Ended 10/31/2015	12.44	0.20	(0.07)	0.13	(0.20)	–
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	–
Year Ended 10/31/2012	12.40	0.22	0.21	0.43	(0.21)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$11.65	3.79%	$1,471.0	0.74%	3.29%	0.74%	3.29%	10%
(0.40)	11.60	2.75%	1,463.5	0.74%	3.42%	0.74%	3.42%	8%
(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%
(0.43)	11.18	(2.76)%	1,397.2	0.74%	3.65%	0.74%	3.65%	24%
(0.44)	11.93	9.61%	1,532.0	0.74%	3.76%	0.74%	3.76%	13%

(0.42)	11.65	4.04%	193.0	0.49%	3.53%	0.49%	3.53%	10%
(0.43)	11.60	3.01%	108.5	0.48%	3.68%	0.48%	3.68%	8%
(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%
(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%
(0.47)	11.93	9.89%	102.5	0.49%	4.02%	0.49%	4.02%	13%

(0.31)	10.14	3.36%	8.7	0.87%	1.16%	1.04%	0.98%	149%
(0.11)	10.12	1.83%	18.7	0.90%	0.86%	1.12%	0.65%	145%
(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%
(0.48)	10.02	(2.51)%	13.0	0.90%	0.71%	1.03%	0.57%	184%
(0.36)	10.76	4.08%	14.5	0.89%	1.02%	0.99%	0.93%	191%

(0.32)	10.14	3.41%	46.9	0.81%	1.22%	0.81%	1.22%	149%
(0.15)	10.12	2.17%	73.9	0.57%	1.18%	0.57%	1.18%	145%
(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%
(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%
(0.39)	10.76	4.44%	98.0	0.55%	1.38%	0.55%	1.38%	191%

(0.20)	12.48	2.42%	351.2	0.62%	1.58%	0.62%	1.58%	81%
(0.17)	12.38	0.89%	374.4	0.62%	1.37%	0.62%	1.37%	89%
(0.25)	12.44	1.27%	360.2	0.62%	1.44%	0.62%	1.44%	102%
(0.15)	12.53	0.46%	415.6	0.60%	1.21%	0.61%	1.20%	121%
(0.18)	12.62	3.18%	408.2	0.60%	1.51%	0.61%	1.50%	113%

(0.22)	12.48	2.72%	441.0	0.41%	1.80%	0.41%	1.80%	81%
(0.20)	12.37	1.05%	356.4	0.38%	1.62%	0.38%	1.62%	89%
(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%
(0.21)	12.62	3.52%	472.6	0.36%	1.77%	0.36%	1.77%	113%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2016	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–

Class S Shares
Year Ended 10/31/2016	1.00	–	–	–	–	–
Year Ended 10/31/2015	1.00	–	–	–	–	–
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$1.00	0.00%	$381.3	0.41%	0.00%	0.85%	(0.43)%	N/A
–	1.00	0.00%	409.5	0.20%	0.00%	0.95%	(0.75)%	N/A
–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A
–	1.00	0.00%	469.0	0.23%	0.00%	0.94%	(0.71)%	N/A
–	1.00	0.00%	493.9	0.29%	0.00%	0.93%	(0.64)%	N/A

–	1.00	0.00%	56.6	0.44%	0.00%	0.53%	(0.09)%	N/A
–	1.00	0.00%	10.4	0.20%	0.00%	0.61%	(0.41)%	N/A
–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A
–	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A
–	1.00	0.00%	12.5	0.29%	0.00%	0.58%	(0.29)%	N/A

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2017.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2016:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	64%	83%
Moderately Aggressive Allocation	48%	73%
Moderate Allocation	31%	45%
Moderately Conservative Allocation	20%	27%
Balanced Income Plus	18%	36%
Opportunity Income Plus	3%	3%
Partner Emerging Markets Equity	4%	100%
Small Cap Stock	100%	100%
Mid Cap Stock	100%	100%
Partner Worldwide Allocation	0%	100%
Large Cap Value	100%	100%
Large Cap Stock	94%	100%
High Yield	2%	2%
Income	2%	2%
Limited Maturity Bond	1%	1%

The Municipal Bond Fund designates 99.30% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2016.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2016, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$58,835,863
Moderately Aggressive Allocation	104,845,132
Moderate Allocation	75,716,333
Moderately Conservative Allocation	19,513,617
Balanced Income Plus	13,422,699
Small Cap Stock	36,128,745
Mid Cap Stock	136,112,902
Large Cap Growth	36,450,230
Large Cap Value	42,858,698
Large Cap Stock	59,960,093
Income	3,613,600
Government Bond	434,213

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at ThriventFunds. com or sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or sec. gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 1-800-847-4836. It is also available at ThriventFunds.com or sec.gov where it is part of form N-CSR.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 21 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 27 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one Fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company that only offers its shares to the Trust and Thrivent Series Fund, Inc.

The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003. Director of Twin Bridge Capital Partners; Invenshure, LLC; Children’s Cancer Research Fund; and Intellectual Takeout.
David S. Royal (1971) 2015	President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015. Director of Fairview Hospital Foundation.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.
Richard L. Gady (1943) 1987	Retired.
Richard A. Hauser (1943) 2004	Retired. Vice President and Assistant General Counsel, The Boeing Company from 2007-2016.
Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.
James A. Nussle (1960) 2011

President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009.

Douglas D. Sims (1946) 2006	Retired. Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.
Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) President	Vice President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015.
Russell W. Swansen (1957) Chief Investment Officer	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.
Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.
Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010.
Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.
Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.
Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.
Kathryn A. Stelter (1962) Vice President	Director, Mutual Fund Operations, Thrivent Financial since 2014; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.
James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.
Jill M. Forte (1974) Assistant Secretary	Counsel, Thrivent Financial since 2015; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager - Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.
Troy A. Beaver (1967) Vice President	Vice President, Mutual Fund Distribution & Sales, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.
Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)

“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen and Mr. Royal are considered interested trustees because of their principal occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	Each Trustee oversees 50 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees other than Mr. Swansen and Mr. Royal are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, Wl 54913.

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    4321 North Ballard Road, Appleton, WI 54919-0001

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In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

It’s your choice—email, U.S. mail or some of each?

Paperless delivery of documents provides faster access to important information.

An email is sent to you when new documents are available.

Paperless delivery options:

•  Prospectuses

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•  Most contract and account statements

•  Most life insurance statements

•  Confirmation activity statements

•  Annual privacy notice

•  Thrivent magazine

Go to Thrivent.com/gopaperless to learn more.

Securities offered through Thrivent Distributors LLC, 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

23459AR  R12-16

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2015 and the fiscal year ended October 31, 2016, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $360,289 and $398,264, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2015 and the fiscal year ended October 31, 2016, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $0 for 2015 and $16,000 for 2016. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2015 and the fiscal year ended October 31, 2016, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2015 and the fiscal year ended October 31, 2016, for tax compliance, tax advice and tax planning services, were $145,851 and $104,949, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2015 and the fiscal year ended October 31, 2016, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the years ended October 31, 2015 and October 31, 2016. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2015 and the fiscal year ended October 31, 2016, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $100,325 and $12,629, respectively. The 2015 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards, fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc., and other tax related work. The 2016 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and other tax related work. These figures are also reported in response to Item 4(g) below.

(e)	Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2016 were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2015 and the fiscal year ended October 31, 2016 were $100,325 and $12,629 for each respective period. These figures are also reported in response to Item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The summary schedule of investments for these funds; Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Income Plus Fund, Opportunity Income Plus Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, High Yield Fund, Income Fund, Municipal Bond Fund and Limited Maturity Bond Fund, are included as part of the report to shareholders filed under Item 1 of this Form. The schedule of investments for said funds are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Thrivent Aggressive Allocation Fund,

Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund,

Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund,

Thrivent Opportunity Income Plus Fund, Thrivent Partner Worldwide Allocation Fund,

Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund,

Thrivent Municipal Bond Fund, and Thrivent Limited Maturity Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, and Thrivent Limited Maturity Bond Fund (constituting part of the Thrivent Mutual Funds) (hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

December 20, 2016

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Consumer Discretionary (6.6%)
14,917	Aaron’s, Inc.	$368,599
905	Adient plc[a]	41,187
7,680	Amazon.com, Inc.[a]	6,065,818
1,120	American Axle & Manufacturing Holdings, Inc.[a]	20,070
1,677	American Public Education, Inc.[a]	33,792
10,600	Aramark	394,638
910	Armstrong Flooring, Inc.[a]	14,733
1,090	Ascent Capital Group, Inc.[a]	22,214
1,620	AutoZone, Inc.[a]	1,202,299
7,350	Barnes & Noble, Inc.	75,705
120	Bayerische Motoren Werke AG	9,111
2,180	Beazer Homes USA, Inc.[a]	22,301
770	Bed Bath & Beyond, Inc.	31,123
80	Beiersdorf AG	7,053
1,800	Berkeley Group Holdings plc	51,915
1,140	Big 5 Sporting Goods Corporation	17,670
5,580	Bloomin’ Brands, Inc.	96,534
11,250	BorgWarner, Inc.	403,200
243	Brembo SPA	15,045
2,000	Bridgestone Corporation	74,647
34,496	Brunswick Corporation	1,500,576
130	Buffalo Wild Wings, Inc.[a]	18,935
1,508	Bunzl plc	40,486
18,620	Burlington Stores, Inc.[a]	1,395,383
6,110	Caleres, Inc.	152,811
4,730	Callaway Golf Company	48,293
2,000	Calsonic Kansei Corporation	25,065
7,660	Carter’s, Inc.	661,364
7,896	Cedar Fair, LP	448,888
6,420	Cheesecake Factory, Inc.	341,480
640	Chuy’s Holdings, Inc.[a]	18,176
3,700	Cinemark Holdings, Inc.	147,260
1,070	ClubCorp Holdings, Inc.	12,359
36,790	Comcast Corporation	2,274,358
500	Compass Group plc	9,047
37,870	Core-Mark Holding Company, Inc.	1,338,705
2,629	CSS Industries, Inc.	65,988
3,107	Culp, Inc.	86,996
13,920	Dana, Inc.	215,482
680	Deckers Outdoor Corporation[a]	35,489
8,488	Delphi Automotive plc	552,314
2,500	Denso Corporation	108,787
2,390	DeVry Education Group, Inc.	54,253
2,083	Discovery Communications, Inc., Class Aa	54,387
10,280	Dish DBS Corporation[a]	601,997
4,820	Dollar General Corporation	333,014
19,632	Dollar Tree, Inc.[a]	1,483,198
4,805	Domino’s Pizza, Inc.	813,198
9,500	DSW, Inc.	197,315
32,370	Duluth Holdings, Inc.[a]	878,846
3,400	Etsy, Inc.[a]	44,132
2,400	Eutelsat Communications	50,292
5,365	Expedia, Inc.	693,319
4,920	Finish Line, Inc.	96,875
2,400	Fuji Heavy Industries, Ltd.	93,784
7,860	Gentex Corporation	132,913
18,637	G-III Apparel Group, Ltd.[a]	486,798
11,230	GNC Holdings, Inc.	150,819
700	Hakuhodo Dy Holdings, Inc.	8,413
1,594	Harley-Davidson, Inc.	90,890
12,204	Harman International Industries, Inc.	972,781
3,582	Haverty Furniture Companies, Inc.	63,580
200	Hennes & Mauritz AB	5,625
16,750	Home Depot, Inc.	2,043,667
6,100	Honda Motor Company, Ltd.	182,522
20,290	Houghton Mifflin Harcourt Company[a]	256,669
1,090	HSN, Inc.	41,093
930	Hyatt Hotels Corporation[a]	47,235
1,610	ILG, Inc.	26,372
3,400	Inchcape plc	27,033
880	International Speedway Corporation	28,952
3,310	Interpublic Group of Companies, Inc.	74,111
500	Intertek Group plc	20,861
1,310	Jack in the Box, Inc.	122,786
2,010	John Wiley and Sons, Inc.	103,716
28,512	Kate Spade & Company[a]	477,576
100	Koito Manufacturing Company, Ltd.	5,250
200	KOMERI Company, Ltd.	4,883
5,174	L Brands, Inc.	373,511
4,000	Ladbrokes plc	6,531
21,967	Las Vegas Sands Corporation	1,271,450
5,410	La-Z-Boy, Inc.	126,594
14,610	Liberty Interactive Corporation[a]	270,139
206	Linamar Corporation	8,378
10,173	Lithia Motors, Inc.	872,640
14,440	LKQ Corporation[a]	466,123
2,250	Lowe’s Companies, Inc.	149,962
280	Lululemon Athletica, Inc.[a]	16,030
200	LVMH Moet Hennessy Louis Vuitton SE	36,412
12,670	Masonite International Corporation[a]	720,923
11,082	MDC Partners, Inc.	93,643
1,860	Meredith Corporation	84,351
800	Meritage Homes Corporation[a]	24,760
320	Mohawk Industries, Inc.[a]	58,976
340	Monro Muffler Brake, Inc.	18,700
480	Murphy USA, Inc.[a]	33,014
2,031	New Media Investment Group, Inc.	29,246
1,410	New York Times Company	15,369
30,150	Newell Brands, Inc.	1,447,803
8,020	News Corporation, Class A	97,202
2,190	News Corporation, Class B	27,156
200	Nifco, Inc.	11,518
300	Nokian Renkaat Oyj	10,063
27,629	Nord Anglia Education, Inc.[a]	595,129
75,196	Nutrisystem, Inc.	2,383,713
2,064	O’Reilly Automotive, Inc.[a]	545,804
19,484	Oxford Industries, Inc.	1,222,036
76	Paddy Power plc	7,876
16,140	Papa John’s International, Inc.	1,217,763
39,533	Papa Murphy’s Holdings, Inc.[a]	219,803
17,480	Penn National Gaming, Inc.[a]	226,016
3,534	Persimmon plc	73,154
740	Priceline Group, Inc.[a]	1,090,930
270	Publicis Groupe SA	18,522
10,434	PVH Corporation	1,116,229
3,287	Ralph Lauren Corporation	322,455
1,340	Rent-A-Center, Inc.	13,521
320	Restaurant Brands International, Inc.	14,230
6,099	Restoration Hardware Holdings, Inc.[a]	176,688
1,540	Retailmenot, Inc.[a]	13,937
24,547	Ross Stores, Inc.	1,535,169
2,260	Royal Caribbean Cruises, Ltd.	173,726
100	RTL Group SA	7,837
2,670	Ruth’s Hospitality Group, Inc.	42,320
4,570	Sally Beauty Holdings, Inc.[a]	118,546
6,300	Scripps Networks Interactive, Inc.	405,468
400	Sekisui Chemical Company, Ltd.	6,299
800	Sekisui House, Ltd.	13,219
1,590	Select Comfort Corporation[a]	30,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Consumer Discretionary (6.6%) - continued
4,320	Signet Jewelers, Ltd.	$351,043
2,438	Sportsman’s Warehouse Holdings, Inc.[a]	22,430
16,890	Starbucks Corporation	896,352
4,504	Stein Mart, Inc.	27,114
1,540	Steven Madden, Ltd.[a]	51,436
2,400	Sumitomo Forestry Company, Ltd.	33,433
1,400	Sumitomo Rubber Industries, Ltd.	23,487
100	Swatch Group AG	5,765
3,490	Tegna, Inc.	68,474
6,250	Tempur-Pedic International, Inc.[a]	337,938
6,752	Tenneco, Inc.[a]	371,833
19,610	Time, Inc.	254,930
14,520	TJX Companies, Inc.	1,070,850
29,873	Toll Brothers, Inc.[a]	819,715
8,804	Tower International, Inc.	191,047
100	Toyota Motor Corporation	5,801
39,323	Tuesday Morning Corporation[a]	194,649
490	Tupperware Brands Corporation	29,165
1,389	Ulta Salon Cosmetics & Fragrance, Inc.[a]	337,999
4,338	Under Armour, Inc., Class Aa	134,912
4,367	Under Armour, Inc., Class Ca	112,931
6,110	Vail Resorts, Inc.	974,178
42	Valora Holding AG	12,213
3,330	Vera Bradley, Inc.[a]	44,522
6,347	VF Corporation	344,071
1,330	Visteon Corporation	93,911
3,090	Vitamin Shoppe, Inc.[a]	77,405
2,000	Wacoal Holdings Corporation	23,075
10,650	Walt Disney Company	987,148
1,900	Whirlpool Corporation	284,658
300	Whitbread plc	13,253
21,790	Wingstop, Inc.	583,100
2,209	Wolters Kluwer NV	85,423
1,700	WPP plc	36,912
900	Yokohama Rubber Company, Ltd.	15,626
5,940	Yum! Brands, Inc.	512,503
17,538	Zoe’s Kitchen, Inc.[a]	397,586

	Total	56,923,335

Consumer Staples (1.6%)
17,210	AdvancePierre Foods Holdings, Inc.	481,192
1,300	Axfood AB	20,316
711	British American Tobacco plc	40,750
4,560	Brown-Forman Corporation	210,535
6,510	Campbell Soup Company	353,753
8,338	Casey’s General Stores, Inc.	942,111
29,210	Coca-Cola Company	1,238,504
2,400	Coca-Cola HBC AG	51,792
21,040	CVS Health Corporation	1,769,464
600	Davide Campari - Milano SPA	6,043
3,043	Distribuidora Internacional de Alimentacion SA	16,253
4,696	e.l.f. Beauty, Inc.[a]	121,439
400	Ebro Foods SA	8,625
8,020	Estee Lauder Companies, Inc.	698,783
5,560	Flowers Foods, Inc.	86,291
2,590	General Mills, Inc.	160,528
77	George Weston, Ltd.	6,275
16,457	Hain Celestial Group, Inc.[a]	598,541
500	Henkel AG & Company KGaA	55,091
3,576	Imperial Brands plc	172,978
4,640	Ingredion, Inc.	608,629
858	J & J Snack Foods Corporation	104,805
500	Jeronimo Martins SGPS SA	8,592
500	Kao Corporation	25,728
200	Kesko Oyj	9,938
1,200	Kewpie Corporation	34,081
300	Kimberly-Clark Corporation	34,323
600	Kirin Holdings Company, Ltd.	10,315
8,609	Koninklijke Ahold Delhaize NV	196,393
610	Lancaster Colony Corporation	79,696
1	Lindt & Spruengli AG	5,193
7,829	Monster Beverage Corporation[a]	1,130,038
700	Nestle SA	50,760
200	Ontex Group NV	6,050
3,350	PepsiCo, Inc.	359,120
553	Philip Morris International, Inc.	53,331
15,930	Pinnacle Foods, Inc.	819,121
156	Premium Brands Holdings Corporation	7,549
5,220	Procter & Gamble Company	453,096
6,082	SpartanNash Company	170,296
600	Suedzucker AG	15,392
7,421	United Natural Foods, Inc.[a]	309,752
270	Universal Corporation	14,634
11,610	Walgreens Boots Alliance, Inc.	960,495
31,890	WhiteWave Foods Company[a]	1,737,686

	Total	14,244,277

Energy (6.7%)
2,010	Anadarko Petroleum Corporation	119,474
18,884	Archrock, Inc.	219,054
4,549	Atwood Oceanics, Inc.	34,709
9,195	Baker Hughes, Inc.	509,403
3,150	Baytex Energy Corporation	12,118
42,675	BP plc	252,283
4,754	Bristow Group, Inc.	47,588
93,901	Callon Petroleum Company[a]	1,219,774
75,676	Canadian Natural Resources, Ltd.	2,399,686
46,868	Chevron Corporation	4,909,423
10,205	Cimarex Energy Company	1,317,772
11,450	Clean Energy Fuels Corporation[a]	47,060
21,786	Concho Resources, Inc.[a]	2,765,515
22,520	ConocoPhillips	978,494
29,150	Continental Resources, Inc.[a]	1,425,726
2,742	Crescent Point Energy Corporation	32,647
6,390	Delek US Holdings, Inc.	107,991
4,230	Devon Energy Corporation	160,275
4,520	Diamond Offshore Drilling, Inc.	74,535
4,053	Diamondback Energy, Inc.[a]	369,998
23,486	Ensco plc	183,661
37,396	EOG Resources, Inc.	3,381,346
7,740	EP Energy Corporation[a]	27,554
48,433	EQT Corporation	3,196,578
20,730	Exxon Mobil Corporation	1,727,224
4,920	Frank’s International NV	55,350
1,500	Galp Energia SGPS SA	20,338
3,610	Green Plains, Inc.	93,860
1,190	Gulfport Energy Corporation[a]	28,691
83,090	Halliburton Company	3,822,140
6,127	HollyFrontier Corporation	152,869
5,570	Hornbeck Offshore Services, Inc.[a]	22,113
2,630	Kinder Morgan, Inc.	53,731
5,614	Marathon Oil Corporation	73,993
1,690	Murphy Oil Corporation	43,720
50,660	Nabors Industries, Ltd.	602,854
880	Newfield Exploration Company[a]	35,719
1,430	Noble Energy, Inc.	49,292
5,759	Oasis Petroleum, Inc.[a]	60,412
1,780	Oceaneering International, Inc.	42,364
2,340	Oil States International, Inc.[a]	68,445
2,022	OMV AG	63,106

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Energy (6.7%) - continued
50,604	Parsley Energy, Inc.[a]	$1,664,872
59,721	Patterson-UTI Energy, Inc.	1,342,528
250	PDC Energy, Inc.[a]	15,332
1,700	Phillips 66	137,955
9,773	Pioneer Energy Services Corporation[a]	34,694
15,500	Pioneer Natural Resources Company	2,774,810
4,550	Rowan Companies plc	60,378
1,766	Royal Dutch Shell plc	44,004
42,719	Royal Dutch Shell plc ADR	2,127,833
3,554	Royal Dutch Shell plc, Class B	91,667
22,595	RPC, Inc.	390,216
4,080	RSP Permian, Inc.[a]	147,288
54,855	Schlumberger, Ltd.	4,291,307
2,780	SemGroup Corporation	89,655
700	SM Energy Company	23,541
1,715	Statoil ASA	27,999
122,209	Suncor Energy, Inc. ADR	3,668,714
1,490	Superior Energy Services, Inc.	21,098
3,420	Teekay Corporation	22,333
7,837	Teekay Tankers, Ltd.	16,693
4,523	Tesco Corporation	30,983
16,090	TETRA Technologies, Inc.[a]	87,690
1,761	Total SA	84,361
41,849	U.S. Silica Holdings, Inc.	1,933,005
64,730	Valero Energy Corporation	3,834,605
249,337	Weatherford International plc[a]	1,201,804
319,025	WPX Energy, Inc.[a]	3,464,612

	Total	58,438,862

Financials (5.0%)
6,280	Aberdeen Asset Management plc	24,565
8,272	Affiliated Managers Group, Inc.[a]	1,097,364
1,000	AIA Group, Ltd.	6,291
8,960	Allied World Assurance Company Holdings AG	385,101
820	American Financial Group, Inc.	61,090
580	American International Group, Inc.	35,786
25,795	Ameris Bancorp	936,359
2,400	AMERISAFE, Inc.	133,440
210	Arch Capital Group, Ltd.[a]	16,374
10,118	Argo Group International Holdings, Ltd.	562,561
7,110	Aspen Insurance Holdings, Ltd.	343,057
1,330	Associated Banc-Corp	26,999
42,780	Assured Guaranty, Ltd.	1,278,694
1,186	ASX, Ltd.	42,425
3,800	Australia & New Zealand Banking Group, Ltd.	80,239
6,500	Banco Santander SA	31,850
24,530	BancorpSouth, Inc.	576,455
10,510	Bank of America Corporation	173,415
4,641	Bank of East Asia, Ltd.	18,656
1,037	Bank of Montreal	65,994
7,780	Bank of New York Mellon Corporation	336,641
3,026	Bank of Nova Scotia	162,614
20,017	Bank of the Ozarks, Inc.	739,828
1,680	BankFinancial Corporation	21,118
19,860	BB&T Corporation	778,512
8,330	Beneficial Bancorp, Inc.	120,785
1,780	Blackstone Group, LP	44,553
14,900	Boston Private Financial Holdings, Inc.	195,935
6,880	Brookline Bancorp, Inc.	88,064
7,810	Brown & Brown, Inc.	287,877
92	Canadian Imperial Bank of Commerce	6,893
490	Capital One Financial Corporation	36,280
26,150	Capstead Mortgage Corporation	248,686
2,680	Cathay General Bancorp	80,266
7,220	Central Pacific Financial Corporation	185,049
3,920	Charles Schwab Corporation	124,264
11,749	Chemical Financial Corporation	504,620
2,000	Chiba Bank, Ltd.	12,370
310	Chubb, Ltd.	39,370
1,113	CI Financial Corporation	20,479
2,630	Citigroup, Inc.	129,264
2,020	Clifton Bancorp, Inc.	30,886
2,100	CNP Assurances	36,368
34,044	CoBiz Financial, Inc.	433,040
3,485	Columbia Banking System, Inc.	115,075
3,960	Comerica, Inc.	206,276
3,800	Concordia Financial Group, Ltd.	17,619
9,756	Direct Line Insurance Group plc	41,274
30,730	E*TRADE Financial Corporation[a]	865,357
14,679	East West Bancorp, Inc.	579,967
650	Eaton Vance Corporation	22,789
3,963	Employers Holdings, Inc.	124,240
2,250	Endurance Specialty Holdings, Ltd.	206,887
2,240	Enova International, Inc.[a]	21,056
1,100	Erste Group Bank AG	34,495
24,156	Essent Group, Ltd.[a]	638,685
12,915	Evercore Partners, Inc.	694,181
400	EXOR SPA	17,006
400	EXOR SPA Rights[a,b]	0
2,160	F.N.B. Corporation	28,231
4,860	Federated Investors, Inc.	131,220
6,800	Fifth Third Bancorp	147,968
1,780	First American Financial Corporation	69,527
10,375	First Commonwealth Financial Corporation	105,410
2,460	First Financial Bancorp	52,890
1,070	First Financial Corporation	42,907
850	First Merchants Corporation	23,928
22,280	First Midwest Bancorp, Inc.	430,227
1,300	First NBC Bank Holding Company[a]	7,020
25,974	First Republic Bank	1,933,245
12,068	FlexiGroup, Ltd.	20,609
1,370	Franklin Resources, Inc.	46,114
14,000	Fukuoka Financial Group, Inc.	60,585
4,420	Genworth Financial, Inc.[a]	18,299
1,278	Genworth MI Canada, Inc.	27,755
3,004	Glacier Bancorp, Inc.	84,893
7,460	Goldman Sachs Group, Inc.	1,329,670
13,120	Great Western Bancorp, Inc.	422,989
6,882	Green Bancorp, Inc.[a]	71,229
1,280	Greenhill & Company, Inc.	30,016
75	Groupe Bruxelles Lambert SA	6,448
910	Hancock Holding Company	30,530
1,600	Hang Seng Bank, Ltd.	28,855
52,155	Hanmi Financial Corporation	1,303,875
749	Hannover Rueckversicherung SE	83,560
8,325	Hanover Insurance Group, Inc.	634,282
2,930	Hartford Financial Services Group, Inc.	129,242
11,500	Henderson Group plc	32,538
7,644	Home BancShares, Inc.	164,422
213	Home Capital Group, Inc.	4,216
640	HomeStreet, Inc.[a]	17,632
930	Hometrust Bancshares, Inc.[a]	17,298
26,471	Hope Bancorp, Inc.	427,242
15,797	Horace Mann Educators Corporation	567,902
16,057	Houlihan Lokey, Inc.	391,309
77,630	Huntington Bancshares, Inc.	822,878

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Financials (5.0%) - continued
2,261	Infinity Property & Casualty Corporation	$185,289
468	Intact Financial Corporation	31,814
4,778	Intercontinental Exchange, Inc.	1,291,923
1,590	Invesco, Ltd.	44,663
56,214	Janus Capital Group, Inc.	720,663
87,710	KeyCorp	1,238,465
20,257	Kinsale Capital Group, Inc.	487,181
530	Lazard, Ltd.	19,324
1,777	Lincoln National Corporation	87,233
790	LPL Financial Holdings, Inc.	24,458
5,320	M&T Bank Corporation	652,924
1,100	Macquarie Group, Ltd.	66,494
90	Markel Corporation[a]	78,969
7,850	Meta Financial Group, Inc.	575,013
1,430	MetLife, Inc.	67,153
29,600	Mizuho Financial Group, Inc.	49,839
1,340	Morgan Stanley	44,984
500	MS and AD Insurance Group Holdings, Inc.	14,843
20,940	National Bank Holdings Corporation	509,680
3,459	National Bank of Canada	123,475
560	Navigators Group, Inc.	52,192
2,220	NMI Holdings, Inc.[a]	16,983
1,100	Nordea Bank AB	11,560
1,880	NorthStar Realty Europe Corporation	18,593
2,500	Old Mutual plc	6,150
1,010	Old Republic International Corporation	17,029
20,052	PacWest Bancorp	870,056
1,035	Power Corporation of Canada	22,200
14,580	Primerica, Inc.	797,526
570	Principal Financial Group, Inc.	31,122
320	Prosperity Bancshares, Inc.	17,750
7,150	Provident Financial Services, Inc.	162,233
16,845	Raymond James Financial, Inc.	1,012,721
1,140	Redwood Trust, Inc.	16,028
11,614	Renasant Corporation	391,856
3,800	Resona Holdings, Inc.	16,843
314	Safety Insurance Group, Inc.	21,258
3,717	Sandy Spring Bancorp, Inc.	117,829
333	Schroders plc	11,462
980	SEI Investments Company	43,443
1,130	Selective Insurance Group, Inc.	41,753
2,400	Seven Bank, Ltd.	7,378
184,587	SLM Corporation[a]	1,301,338
1,570	State Auto Financial Corporation	35,953
4,440	Stewart Information Services Corporation	199,578
36,431	Stifel Financial Corporation[a]	1,425,909
12,519	SVB Financial Group[a]	1,530,698
1,300	Swiss Re AG	120,655
2,340	Synchrony Financial	66,901
23,520	Synovus Financial Corporation	777,806
2,400	T&D Holdings, Inc.	29,023
300	Talanx AG	9,312
17,680	TCF Financial Corporation	252,824
26,431	TD Ameritrade Holding Corporation	904,205
920	Territorial Bancorp, Inc.	26,238
568	Toronto-Dominion Bank	25,772
2,190	TriCo Bancshares	57,641
18,810	TrustCo Bank Corporation	131,670
840	Trustmark Corporation	23,251
1,290	Union Bankshares Corporation	36,030
430	United Bankshares, Inc.	16,211
13,560	United Community Banks, Inc.	292,489
6,360	United Financial Bancorp, Inc.	93,556
680	United Fire Group, Inc.	26,874
3,497	United Overseas Bank, Ltd.	47,177
1,720	Unum Group	60,888
1,030	Virtu Financial, Inc.	13,184
3,080	Voya Financial, Inc.	94,094
10,880	Western Alliance Bancorp[a]	406,477
4,200	Westpac Banking Corporation	97,125
1,120	Wintrust Financial Corporation	60,424
3,540	WisdomTree Investments, Inc.	30,373
1,236	WSFS Financial Corporation	43,322
42,118	Zions Bancorporation	1,356,621

	Total	43,504,316

Health Care (6.0%)
40,072	Abbott Laboratories	1,572,425
10,129	ABIOMED, Inc.[a]	1,063,444
23,540	Acadia Healthcare Company, Inc.[a]	846,498
460	Acceleron Pharma, Inc.[a]	12,894
690	Aceto Corporation	12,648
2,610	Advaxis, Inc.[a]	21,115
11,940	Aerie Pharmaceuticals, Inc.[a]	397,005
4,510	Aetna, Inc.	484,148
35,609	Akorn, Inc.[a]	852,836
14,820	Alexion Pharmaceuticals, Inc.[a]	1,934,010
8,518	Align Technology, Inc.[a]	731,867
10,639	Allergan plc[a]	2,222,913
221	Amgen, Inc.	31,196
5,743	Analogic Corporation	470,065
8,565	Asterias Biotherapeutics, Inc.[a]	28,265
1,050	AstraZeneca plc	58,795
232	Atrion Corporation	101,883
66	Bayer AG	6,553
870	Biogen, Inc.[a]	243,757
8,555	BioMarin Pharmaceutical, Inc.[a]	688,849
2,610	Boston Scientific Corporation[a]	57,420
2,190	Bristol-Myers Squibb Company	111,493
3,456	C.R. Bard, Inc.	748,846
26,131	Cardiovascular Systems, Inc.[a]	612,249
23,350	Catalent, Inc.[a]	532,614
22,690	Celgene Corporation[a]	2,318,464
7,872	Centene Corporation[a]	491,843
340	Charles River Laboratories International, Inc.[a]	25,799
4,380	Chemed Corporation	619,420
6,250	Coherus Biosciences, Inc.[a]	170,938
1,500	CONMED Corporation	60,000
5,410	Cooper Companies, Inc.	952,376
1,190	Cross Country Healthcare, Inc.[a]	13,292
600	CSL, Ltd.	45,783
15,500	Dentsply Sirona, Inc.	892,335
7,310	Dexcom, Inc.[a]	571,934
13,330	Edwards Lifesciences Corporation[a]	1,269,283
560	Emergent Biosolutions, Inc.[a]	14,963
8,616	Ensign Group, Inc.	159,138
27,840	Envision Healthcare Holdings, Inc.[a]	550,675
1,260	Essilor International SA	141,591
820	Express Scripts Holding Company[a]	55,268
100	Gerresheimer AG	7,543
40,131	Gilead Sciences, Inc.	2,954,846
1,060	Global Blood Therapeutics, Inc.[a]	18,497
1,510	Globus Medical, Inc.[a]	33,416
900	Grifols SA	17,759
480	Halyard Health, Inc.[a]	15,528
4,380	HCA Holdings, Inc.[a]	335,201
10,320	HealthEquity, Inc.[a]	342,934
2,110	Healthways, Inc.[a]	52,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Health Care (6.0%) - continued
4,590	Heska Corporation[a]	$226,746
1,100	Hikma Pharmaceuticals plc	23,593
2,550	Hill-Rom Holdings, Inc.	141,295
31,370	Hologic, Inc.[a]	1,129,634
90	ICON plc[a]	7,225
1,430	ICU Medical, Inc.[a]	199,199
8,455	Impax Laboratories, Inc.[a]	169,945
20,094	Inogen, Inc.[a]	1,078,445
38,872	Intersect ENT, Inc.[a]	567,531
5,400	Intra-Cellular Therapies, Inc.[a]	66,960
18,701	Ironwood Pharmaceuticals, Inc.[a]	238,812
16,390	Johnson & Johnson	1,901,076
12,170	Kindred Healthcare, Inc.	119,874
176	Lonza Group AG	33,212
4,180	Magellan Health Services, Inc.[a]	215,061
7,151	Medtronic plc	586,525
2,310	Merck & Company, Inc.	135,643
542	Merck KGaA	55,788
2,090	Mettler-Toledo International, Inc.[a]	844,527
17,218	Mylan NVa	628,457
1,698	National Healthcare Corporation	109,861
490	Natural Health Trends Corporation	11,432
580	Neogen Corporation[a]	30,560
13,855	Neurocrine Biosciences, Inc.[a]	606,433
16,032	Nevro Corporation[a]	1,473,661
2,000	Novartis AG	141,935
1,800	Novo Nordisk AS	64,126
35,896	NuVasive, Inc.[a]	2,144,068
17,820	Omnicell, Inc.[a]	581,377
16,420	OraSure Technologies, Inc.[a]	123,314
2,380	Orthofix International NVa	87,227
100	Otsuka Holdings Company, Ltd.	4,377
4,980	PDL BioPharma, Inc.	16,036
10,160	PerkinElmer, Inc.	517,042
7,438	Perrigo Company plc	618,767
33,080	Pfizer, Inc.	1,048,967
2,440	PharMerica Corporation[a]	58,072
3,500	Prothena Corporation plc[a]	167,370
690	ResMed, Inc.	41,241
970	Roche Holding AG ADR	27,815
200	Roche Holding AG-Genusschein	45,936
6,140	Surgical Care Affiliates, Inc.[a]	262,731
20,638	Team Health Holdings, Inc.[a]	884,338
14,009	Teleflex, Inc.	2,005,108
2,615	Triple-S Management Corporation[a]	54,078
7,330	UnitedHealth Group, Inc.	1,035,949
13,194	Universal Health Services, Inc.	1,592,648
1,770	VCA Antech, Inc.[a]	108,784
26,755	Veeva Systems, Inc.[a]	1,039,432
20,885	Vertex Pharmaceuticals, Inc.[a]	1,584,336
2,120	Waters Corporation[a]	294,977
390	Wellcare Health Plans, Inc.[a]	44,269
5,800	West Pharmaceutical Services, Inc.	440,974
14,370	Wright Medical Group NVa	314,847
2,850	Ziopharm Oncology, Inc.[a]	16,188
11,570	Zoetis, Inc.	553,046

	Total	52,495,812

Industrials (5.5%)
1,600	ABB, Ltd.	33,008
4,860	ABM Industries, Inc.	189,929
500	Adecco SA	29,690
4,244	Aegion Corporation[a]	78,556
1,520	Aerovironment, Inc.[a]	36,465
6,400	AGCO Corporation	326,912
6,800	Air New Zealand, Ltd.	9,380
600	Allison Transmission Holdings, Inc.	17,574
200	Andritz AG	10,457
7,050	Ardmore Shipping Corporation	41,243
5,000	Asahi Glass Company, Ltd.	34,969
1,784	Astec Industries, Inc.	98,762
300	Atlas Copco Aktiebolag	8,789
16,410	AZZ, Inc.	873,832
15,144	B/E Aerospace, Inc.	901,371
1,300	Babcock International Group plc	15,714
6,050	Barnes Group, Inc.	241,032
400	Berendsen plc	4,720
1,330	Boeing Company	189,432
1,320	Brady Corporation	43,692
32,080	BWX Technologies, Inc.	1,258,178
348	Canadian National Railway Company	21,877
7,380	Carlisle Companies, Inc.	773,793
4,000	Cathay Pacific Airways, Ltd.	5,265
1,340	CBIZ, Inc.[a]	14,807
2,120	CEB, Inc.	103,138
1,855	CIRCOR International, Inc.	99,762
12,364	CLARCOR, Inc.	769,164
1,610	Colfax Corporation[a]	51,182
4,029	Comfort Systems USA, Inc.	116,237
1,338	Commercial Vehicle Group, Inc.[a]	6,075
7,540	Copart, Inc.[a]	395,624
840	Crane Company	57,128
1,441	CSX Corporation	43,965
13,230	Cummins, Inc.	1,691,059
6,050	Curtiss-Wright Corporation	542,201
1,000	Dai Nippon Printing Company, Ltd.	10,030
18,400	Delta Air Lines, Inc.	768,568
430	Deluxe Corporation	26,316
800	Deutsche Post AG	24,809
12,350	Donaldson Company, Inc.	451,022
500	DSV AS	24,210
700	East Japan Railway Company	61,620
8,100	EMCOR Group, Inc.	489,726
4,767	Encore Wire Corporation	162,793
5,170	EnerSys	336,722
2,975	Equifax, Inc.	368,811
2,755	ESCO Technologies, Inc.	122,735
7,590	Federal Signal Corporation	93,205
560	Flowserve Corporation	23,716
174	Flughafen Zuerich AG	31,985
3,130	Fluor Corporation	162,729
1,530	Fortive Corporation	78,107
8,420	Fortune Brands Home and Security, Inc.	459,985
2,563	Franklin Electric Company, Inc.	93,421
369	Fraport AG Frankfurt Airport Services Worldwide	21,904
2,000	GasLog, Ltd.	30,700
3,860	Gener8 Maritime, Inc.[a]	16,289
730	Genesee & Wyoming, Inc.[a]	49,596
300	Getinge AB	4,913
3,578	Gibraltar Industries, Inc.[a]	139,184
26,055	Granite Construction, Inc.	1,280,864
670	Greenbrier Companies, Inc.	21,105
1,150	Hackett Group, Inc.	18,538
9,500	Harsco Corporation	92,625
460	HD Supply Holdings, Inc.[a]	15,180
17,882	Healthcare Services Group, Inc.	661,098
11,338	Heico Corporation	765,995
3,100	Herman Miller, Inc.	86,180
4,660	Hexcel Corporation	211,983
400	Hitachi Transport System, Ltd.	8,246
154	Hochtief AG	21,028

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Industrials (5.5%) - continued
518	Honeywell International, Inc.	$56,814
913	Hub Group, Inc.[a]	33,279
4,200	Hubbell, Inc.	438,984
3,910	Huntington Ingalls Industries, Inc.	630,918
6,309	Huron Consulting Group, Inc.[a]	353,619
3,907	ICF International, Inc.[a]	181,285
600	Inaba Denki Sangyo Company, Ltd.	21,769
10,540	Ingersoll-Rand plc	709,237
2,840	Insperity, Inc.	213,568
1,010	Insteel Industries, Inc.	27,169
820	Interface, Inc.	12,997
10,000	ITOCHU Corporation	126,287
1,920	ITT Corporation	67,622
2,850	Jacobs Engineering Group, Inc.[a]	147,003
400	Jardine Matheson Holdings, Ltd.	24,364
6,519	JB Hunt Transport Services, Inc.	532,016
9,050	Johnson Controls International plc	364,896
1,000	Kamigumi Company, Ltd.	8,539
890	Kansas City Southern	78,106
17,660	Kennametal, Inc.	499,955
4,035	Kforce, Inc.	70,007
8,560	Kirby Corporation[a]	504,612
2,700	KITZ Corporation	15,526
2,980	Knight Transportation, Inc.	87,165
2,320	KONE Oyj	106,748
629	Koninklijke Boskalis Westminster NV	20,286
12,320	Korn/Ferry International	251,205
100	Kuehne & Nagel International AG	13,554
100	Legrand SA	5,652
11,230	Lincoln Electric Holdings, Inc.	739,271
3,420	Lindsay Corporation	267,786
1,290	Manpower, Inc.	99,072
16,700	Masco Corporation	515,696
3,941	Meggitt plc	20,966
11,740	Meritor, Inc.[a]	120,687
11,551	Middleby Corporation[a]	1,294,983
1,100	MIRAIT Holdings Corporation	9,754
3,200	Mitsubishi Electric Corporation	43,293
1,000	Mitsuboshi Belting, Ltd.	8,624
4,360	Moog, Inc.[a]	253,185
8,660	MRC Global, Inc.[a]	127,648
10,024	MSA Safety, Inc.	584,399
880	Mueller Industries, Inc.	26,655
4,580	MYR Group, Inc.[a]	136,667
6,242	Navigant Consulting, Inc.[a]	146,063
3,030	NCI Building Systems, Inc.[a]	43,632
8,183	Nielsen Holdings plc	368,399
1,000	Nippon Express Company, Ltd.	4,939
1,900	Nitto Kogyo Corporation	27,872
1,532	Nordson Corporation	153,399
390	Norfolk Southern Corporation	36,270
370	Northrop Grumman Corporation	84,730
5,556	Old Dominion Freight Line, Inc.[a]	414,922
18,137	On Assignment, Inc.[a]	624,094
26,362	Oshkosh Corporation	1,410,367
450	Parker Hannifin Corporation	55,237
2,210	Pentair, Ltd.	121,837
38,084	PGT, Inc.[a]	373,223
15,835	Proto Labs, Inc.[a]	707,824
1,230	Quanex Building Products Corporation	20,049
400	Randstad Holding NV	20,573
25,370	Raven Industries, Inc.	544,187
8,080	Raytheon Company	1,103,809
380	RBC Bearings, Inc.[a]	27,113
1,040	Regal-Beloit Corporation	61,464
4,750	Resources Connection, Inc.	70,537
2,440	Rexnord Corporation[a]	48,532
55	Rieter Holding AG	10,460
190	Rockwell Automation, Inc.	22,747
10,000	Rockwell Collins, Inc.	843,200
590	Rollins, Inc.	18,184
4,257	Roper Industries, Inc.	737,781
800	Ryder System, Inc.	55,512
23,864	Saia, Inc.[a]	850,752
1,000	Sanwa Holdings Corporation	9,959
36	Schindler Holding AG	6,664
200	Schindler Holding AG, Participation Certificate	37,155
100	Secom Company, Ltd.	7,214
400	Securitas AB	6,174
900	Siemens AG	102,256
1,500	Smiths Group plc	25,992
55,630	Southwest Airlines Company	2,227,981
2,740	SPX FLOW, Inc.[a]	68,747
480	Stanley Black & Decker, Inc.	54,643
10,694	Tennant Company	673,187
2,100	Tetra Tech, Inc.	80,745
2,776	Textron, Inc.	111,262
1,120	Toro Company	53,626
21,850	TransUnion[a]	682,594
540	TrueBlue, Inc.[a]	9,450
30,705	Union Pacific Corporation	2,707,567
18,720	United Continental Holdings, Inc.[a]	1,052,626
640	United Parcel Service, Inc.	68,966
8,881	United Rentals, Inc.[a]	671,936
1,189	Universal Forest Products, Inc.	102,242
2,896	Universal Truckload Services, Inc.	36,055
1,600	Vinci SA	115,872
5,220	WABCO Holdings, Inc.[a]	513,961
14,015	WageWorks, Inc.[a]	826,184
22,595	Waste Connections, Inc.	1,699,370
2,668	Watsco, Inc.	366,290
412	WSP Global, Inc.	13,346
6,220	Xylem, Inc.	300,613
1,920	YRC Worldwide, Inc.[a]	17,050
400	Yuasa Trading Company, Ltd.	9,583

	Total	47,889,806

Information Technology (11.4%)
450	Advanced Energy Industries, Inc.[a]	21,465
35,899	Agilent Technologies, Inc.	1,564,119
23,397	Akamai Technologies, Inc.[a]	1,625,390
3,720	Alliance Data Systems Corporation[a]	760,628
5,260	Alphabet, Inc., Class Aa	4,260,074
3,531	Alphabet, Inc., Class Ca	2,770,211
12,342	Ambarella, Inc.[a]	757,429
7,110	Amkor Technology, Inc.[a]	65,910
24,941	Amphenol Corporation	1,644,360
11,360	Analog Devices, Inc.	728,176
1,973	ANSYS, Inc.[a]	180,234
35,564	Apple, Inc.	4,037,937
26,104	Applied Materials, Inc.	759,104
13,560	Apptio, Inc.[a]	267,539
26,822	Arista Networks, Inc.[a]	2,273,165
13,710	Aspen Technology, Inc.[a]	675,080
3,030	AVX Corporation	42,481
2,090	Bankrate, Inc.[a]	16,302
570	Belden, Inc.	36,942
9,400	Blackhawk Network Holdings, Inc.[a]	323,830
47,950	Booz Allen Hamilton Holding Corporation	1,461,037
560	Broadcom, Ltd.	95,357

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Information Technology (11.4%) - continued
11,905	Brocade Communications Systems, Inc.	$126,193
8,626	Brooks Automation, Inc.	112,397
5,660	CA, Inc.	173,988
1,950	Cabot Microelectronics Corporation	107,757
2,790	CACI International, Inc.[a]	273,001
950	Cadence Design Systems, Inc.[a]	24,301
1,000	Canon, Inc.	28,728
72	Cap Gemini SA	5,963
16,238	Cavium, Inc.[a]	916,635
3,040	CDK Global, Inc.	166,014
1,250	Check Point Software Technologies, Ltd.[a]	105,700
24,077	Ciena Corporation[a]	466,612
48,980	Cisco Systems, Inc.	1,502,706
10,996	Cognex Corporation	567,394
1,560	Coherent, Inc.[a]	162,427
15,850	CommVault Systems, Inc.[a]	847,975
3,520	Comtech Telecommunications Corporation	36,608
5,940	Convergys Corporation	173,448
10,700	CoreLogic, Inc.[a]	455,392
35,168	Criteo SA ADR[a]	1,271,323
1,100	CSG Systems International, Inc.	41,833
1,550	CTS Corporation	28,210
17,750	Dolby Laboratories, Inc.	844,722
24,507	DST Systems, Inc.	2,356,593
2,470	EarthLink Holdings Corporation	14,128
12,080	eBay, Inc.[a]	344,401
7,890	Entegris, Inc.[a]	125,451
18,025	Envestnet, Inc.[a]	637,184
3,290	EVERTEC, Inc.	49,844
3,720	ExlService Holdings, Inc.[a]	163,792
3,657	F5 Networks, Inc.[a]	505,434
2,648	Fabrinet[a]	100,518
43,050	Facebook, Inc.[a]	5,639,120
27,740	Finisar Corporation[a]	759,521
33,880	FLIR Systems, Inc.	1,115,330
740	Forrester Research, Inc.	27,565
24,177	Fortinet, Inc.[a]	775,115
2,200	FUJIFILM Holdings NPV	83,184
390	Gartner, Inc.[a]	33,556
36,803	Guidewire Software, Inc.[a]	2,114,332
400	Halma plc	5,121
6,150	HP, Inc.	89,113
3,712	IAC/InterActiveCorporation	239,201
32,430	Integrated Device Technology, Inc.[a]	671,625
12,230	Intel Corporation	426,460
7,637	Ixia[a]	91,262
17,581	Juniper Networks, Inc.	463,084
580	Keysight Technologies, Inc.[a]	19,024
11,360	Lam Research Corporation	1,100,330
2,530	Liberty Tripadvisor Holdings, Inc.[a]	56,166
3,220	Lionbridge Technologies, Inc.[a]	15,553
722	Littelfuse, Inc.	100,719
18,860	M/A-COM Technology Solutions Holdings, Inc.[a]	693,294
8,181	Manhattan Associates, Inc.[a]	414,286
34,910	MasterCard, Inc.	3,736,068
14,456	Maxim Integrated Products, Inc.	572,891
680	MAXIMUS, Inc.	35,401
4,090	Methode Electronics, Inc.	127,608
300	Micro Focus International plc	7,856
28,640	Microsemi Corporation[a]	1,206,603
77,990	Microsoft Corporation	4,673,161
13,170	Mobileye NVa	489,661
21,989	Monolithic Power Systems, Inc.	1,732,953
5,475	Nanometrics, Inc.[a]	114,373
22,800	National Instruments Corporation	640,452
1,000	NEC Networks & System Integration Corporation	17,772
300	Nice, Ltd.	19,913
8,352	Nice, Ltd. ADR	555,157
400	NS Solutions Corporation	7,627
200	NTT Data Corporation	10,321
37,763	NVIDIA Corporation	2,687,215
7,617	NXP Semiconductors NVa	761,700
66,075	Oclaro, Inc.[a]	483,008
5,240	ON Semiconductor Corporation[a]	61,151
32,920	Oracle Corporation	1,264,786
100	Oracle Corporation Japan	5,442
880	OSI Systems, Inc.[a]	61,714
5,263	Palo Alto Networks, Inc.[a]	809,607
51,380	Pandora Media, Inc.[a]	582,135
21,600	Paylocity Holding Corporation[a]	939,384
64,614	PayPal Holdings, Inc.[a]	2,691,819
19,213	Pegasystems, Inc.	593,682
3,689	Progress Software Corporation[a]	99,271
28,942	Proofpoint, Inc.[a]	2,268,474
4,090	PTC, Inc.[a]	194,030
26,043	Q2 Holdings, Inc.[a]	731,808
560	Qorvo, Inc.[a]	31,164
11,410	QUALCOMM, Inc.	784,095
540	Qualys, Inc.[a]	20,115
5,540	RealPage, Inc.[a]	150,688
9,170	Red Hat, Inc.[a]	710,216
1,060	Rudolph Technologies, Inc.[a]	19,186
51,380	Salesforce.com, Inc.[a]	3,861,721
76	SAP SE	6,696
650	ScanSource, Inc.[a]	22,750
7,069	ServiceNow, Inc.[a]	621,436
4,190	ShoreTel, Inc.[a]	27,863
490	Silicon Laboratories, Inc.[a]	29,375
475	Software AG	17,264
18,000	SS&C Technologies Holdings, Inc.	574,740
1,360	Stratasys, Ltd.[a]	26,003
13,383	Synopsys, Inc.[a]	793,746
32,119	Teradyne, Inc.	748,052
1,340	Tessera Technologies, Inc.	49,714
1,190	Texas Instruments, Inc.	84,311
200	Tokyo Electron, Ltd.	18,041
1,450	Total System Services, Inc.	72,326
200	Trend Micro, Inc.	7,043
4,090	Trimble, Inc.[a]	113,048
7,877	Tyler Technologies, Inc.[a]	1,263,471
9,771	Ultimate Software Group, Inc.[a]	2,061,583
100	United Internet AG	4,111
51,728	Virtusa Corporation[a]	979,728
43,690	Visa, Inc.	3,604,862
45,190	Xilinx, Inc.	2,298,815
2,400	Yahoo Japan Corporation	9,206
940	Yandex NVa	18,509

	Total	99,249,324

Materials (2.3%)
400	Adeka Corporation	6,047
7,773	Agnico Eagle Mines, Ltd.	394,868
100	Air Liquide SA	10,161
3,470	Air Products and Chemicals, Inc.	462,967
2,053	American Vanguard Corporation	31,206
882	APERAM	40,113
140	Ashland Global Holdings, Inc.	15,642
4,889	Avery Dennison Corporation	341,203

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Materials (2.3%) - continued
6,538	Balchem Corporation	$496,234
6,502	Ball Corporation	501,109
43,393	Barrick Gold Corporation	763,283
7,774	BHP Billiton, Ltd.	135,818
7,860	BlueScope Steel, Ltd.	46,630
3,330	Boise Cascade Company[a]	64,102
3,310	Cabot Corporation	172,583
1,560	Carpenter Technology Corporation	49,312
7,891	Celanese Corporation	575,412
20,720	Chemtura Corporation[a]	679,616
888	Clearwater Paper Corporation[a]	47,153
1,220	Continental Building Products, Inc.[a]	24,949
300	Croda International plc	12,830
12,194	Crown Holdings, Inc.[a]	661,524
4,200	Daicel Corporation	55,227
1,000	Denki Kagaku Kogyo KK	4,537
840	Dow Chemical Company	45,200
1,627	Eagle Materials, Inc.	131,738
585	Eastman Chemical Company	42,067
7,180	Ecolab, Inc.	819,741
30,130	Eldorado Gold Corporation[a]	95,211
2,630	Evonik Industries AG	82,363
3,520	Ferro Corporation[a]	45,619
6,790	Ferroglobe plc	62,808
21,630	FMC Corporation	1,014,231
15	Givaudan SA	29,011
29,547	Goldcorp, Inc.	449,114
2,130	Graphic Packaging Holding Company	26,625
700	Hexpol AB	5,753
4,630	Huntsman Corporation	78,478
1,977	Ingevity Corporation[a]	81,848
490	Innophos Holdings, Inc.	22,462
1,196	Innospec, Inc.	72,059
22,388	International Paper Company	1,008,132
1,720	Kadant, Inc.	88,838
5,320	KapStone Paper and Packaging Corporation	96,505
53,861	Kinross Gold Corporation[a]	207,903
730	Koppers Holdings, Inc.[a]	23,907
1,200	Kuraray Company, Ltd.	18,193
2,120	Martin Marietta Materials, Inc.	393,006
6,030	Materion Corporation	182,709
7,060	Methanex Corporation	256,631
951	Minerals Technologies, Inc.	63,907
3,100	Mitsubishi Chemical Holdings Corporation	20,354
500	Mitsubishi Gas Chemical Company, Inc.	7,695
400	Mitsubishi Materials Corporation	11,460
3,100	Mosaic Company	72,943
5,654	Myers Industries, Inc.	68,131
380	Neenah Paper, Inc.	30,362
400	Newcrest Mining, Ltd.	7,004
22,848	Newmont Mining Corporation	846,290
200	Nippon Shokubai Company, Ltd.	13,802
12,170	Norsk Hydro ASA	54,409
14,270	Nucor Corporation	697,089
2,700	OMNOVA Solutions, Inc.[a]	20,520
3,354	Orora, Ltd.	7,391
28,217	Owens-Illinois, Inc.[a]	544,588
13,220	Packaging Corporation of America	1,090,650
1,720	PolyOne Corporation	50,276
440	Quaker Chemical Corporation	47,300
1,940	Rayonier Advanced Materials, Inc.	25,084
1,820	Reliance Steel & Aluminum Company	125,180
2,803	Royal Gold, Inc.	192,902
1,100	RPC Group plc	12,756
1,040	RPM International, Inc.	49,442
1,500	Schnitzer Steel Industries, Inc.	36,225
420	Schweitzer-Mauduit International, Inc.	15,502
8,226	Scotts Miracle-Gro Company	724,628
8,612	Sealed Air Corporation	392,966
8,250	Sensient Technologies Corporation	614,707
13,205	Silver Wheaton Corporation	318,373
6,320	Sonoco Products Company	317,833
32,291	Steel Dynamics, Inc.	886,711
200	Sumitomo Seika Chemicals Company, Ltd.	7,478
23,065	Teck Resources, Ltd.	497,743
1,000	Tosoh Corporation	6,530
1,900	UPM-Kymmene Oyj	44,197
1,735	Versum Materials, Inc.[a]	39,385
4,240	Vulcan Materials Company	479,968
11,875	Westrock Company	548,506
43,666	Yamana Gold, Inc.	155,451
2,128	Yara International ASA	75,170

	Total	20,193,586

Real Estate (1.1%)
8,910	American Assets Trust, Inc.	353,816
4,130	American Campus Communities, Inc.	215,214
6,450	Bluerock Residential Growth REIT, Inc.	79,980
22,389	Brixmor Property Group, Inc.	569,128
4,060	Camden Property Trust	330,646
6,900	CapitaMall Trust	10,282
600	Castellum AB	8,130
13,680	CBL & Associates Properties, Inc.	146,376
14,377	Cedar Realty Trust, Inc.	97,332
6,340	Chatham Lodging Trust	112,218
1,310	City Office REIT, Inc.	16,454
20,340	Corporate Office Properties Trust	542,875
5,720	Corrections Corporation of America	82,654
22,657	Cousins Properties, Inc.	176,045
4,190	CubeSmart	109,233
1,050	CyrusOne, Inc.	46,841
41,460	DDR Corporation	633,923
9,306	DEXUS Property Group	63,217
3,490	Digital Realty Trust, Inc.	326,071
12,230	Duke Realty Corporation	319,814
5,730	DuPont Fabros Technology, Inc.	233,841
400	EastGroup Properties, Inc.	27,164
4,430	Equity Lifestyle Properties, Inc.	335,971
1,900	First Industrial Realty Trust, Inc.	50,179
4,671	First Potomac Realty Trust	41,665
4,380	Franklin Street Properties Corporation	50,677
6,200	Frasers Centrepoint Trust	9,269
11,450	General Growth Properties, Inc.	285,677
3,231	H&R Real Estate Investment Trust	54,946
900	Hamborner REIT AG	8,898
6,740	HFF, Inc.	179,486
1,720	Hospitality Properties Trust	47,059
22,998	Host Hotels & Resorts, Inc.	356,009
3,630	Hudson Pacific Properties, Inc.	122,041
1,300	Hufvudstaden AB	20,121
11,000	Hysan Development Company, Ltd.	50,769
2,530	InfraREIT, Inc.	42,049
5,120	Kite Realty Group Trust	127,642
4,980	LaSalle Hotel Properties	118,275
7,200	Liberty Property Trust	291,096
3,920	Life Storage, Inc.	316,148

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (47.3%)	Value
Real Estate (1.1%) - continued
2,500	Link REIT	$17,785
3,360	Mid-America Apartment Communities, Inc.	311,640
42,544	New World Development Company, Ltd.	52,893
2,832	Parkway, Inc.[a]	51,033
14,625	Pebblebrook Hotel Trust	355,095
12,310	Physicians Realty Trust	243,369
437	Potlatch Corporation	16,781
2,420	RE/MAX Holdings, Inc.	105,149
7,620	Retail Properties of America, Inc.	118,643
372	RioCan Real Estate Investment Trust	7,233
2,690	Silver Bay Realty Trust Corporation REIT	45,058
2,000	Sino Land Company, Ltd.	3,396
17,522	Stockland	58,847
6,880	Store Capital Corporation	187,755
11,166	Summit Hotel Properties, Inc.	145,046
20,240	Terreno Realty Corporation	528,264
5,840	Urstadt Biddle Properties, Inc.	125,560
1,000	Wharf Holdings, Ltd.	7,498
1,000	Wheelock and Company, Ltd.	6,154
10,600	Wing Tai Holdings, Ltd.	12,914

	Total	9,409,344

Telecommunications Services (0.3%)
9,520	AT&T, Inc.	350,241
700	ATN International, Inc.	47,348
430	BCE, Inc.	19,536
5,400	BT Group plc	24,786
1,486	Cincinnati Bell, Inc.[a]	29,200
1,866	Elisa Oyj	62,868
1,210	FairPoint Communications, Inc.[a]	18,876
1,400	Freenet AG	40,137
1,620	General Communication, Inc.[a]	25,661
4,150	Inteliquent, Inc.	69,679
24,963	KCOM Group plc	35,978
200	KDDI Corporation	6,079
11,490	Koninklijke (Royal) KPN NV	37,466
8,899	Level 3 Communications, Inc.[a]	499,679
172	Millicom International Cellular SA	7,557
2,400	Nippon Telegraph & Telephone Corporation	106,408
800	NTT DOCOMO, Inc.	20,091
2,000	Orange SA	31,468
27,444	PCCW, Ltd.	16,336
679	Proximus SA	19,435
8,209	SBA Communications Corporation[a]	929,916
100	SoftBank Group Corporation	6,298
2,500	Telefonica Deutschland Holding AG	9,696
1,570	Telenor ASA	24,971
3,054	Verizon Communications, Inc.	146,897
2,500	Vodafone Group plc	6,866
13,240	Vonage Holdings Corporation[a]	90,826

	Total	2,684,299

Utilities (0.8%)
880	Alliant Energy Corporation	33,484
1,230	American Electric Power Company, Inc.	79,753
3,550	American States Water Company	141,929
8,090	Aqua America, Inc.	248,363
1,550	Artesian Resources Corporation	43,741
8,100	Avista Corporation	335,340
8,700	Centrica plc	22,788
1,310	Consolidated Water Company, Ltd.	14,672
4,070	DTE Energy Company	390,761
3,600	DUET Group	6,518
800	E.ON SE	5,863
9,690	Edison International, Inc.	712,021
12,100	Electricidade de Portugal SA	39,994
17,850	Eversource Energy	982,821
7,620	Exelon Corporation	259,613
5,780	Great Plains Energy, Inc.	164,383
1,750	Hawaiian Electric Industries, Inc.	51,625
19,250	MDU Resources Group, Inc.	504,542
660	Middlesex Water Company	23,826
4,810	NiSource, Inc.	111,881
1,230	NorthWestern Corporation	70,787
14,000	Osaka Gas Company, Ltd.	58,229
1,960	PG&E Corporation	121,755
11,990	PNM Resources, Inc.	393,871
3,930	Portland General Electric Company	171,505
10,820	Public Service Enterprise Group, Inc.	455,306
8,800	Redes Energeticas Nacionais SGPS SA	25,715
1,870	Renewable Energy Group, Inc.[a]	16,363
10,490	Southern Company	540,969
5,660	Southwest Gas Corporation	410,124
1,000	Toho Gas Company, Ltd.	9,273
1,700	United Utilities Group plc	19,541
391	Unitil Corporation	15,863
14,220	Vectren Corporation	715,408

	Total	7,198,627

	Total Common Stock (cost $369,684,140)	412,231,588

Shares	Registered Investment Companies (41.2%)	Value
Affiliated Equity Holdings (38.0%)
6,928,175	Thrivent Large Cap Growth Fund	62,284,289
1,137,651	Thrivent Large Cap Stock Fund	28,452,647
2,650,742	Thrivent Large Cap Value Fund	51,848,520
2,312,069	Thrivent Mid Cap Stock Fund	55,489,646
11,061,524	Thrivent Partner Worldwide Allocation Fund	107,407,399
1,211,561	Thrivent Small Cap Stock Fund	25,055,081

	Total	330,537,582

Affiliated Fixed Income Holdings (1.9%)
1,195,460	Thrivent High Yield Fund	5,690,392
427,112	Thrivent Income Fund	3,950,783
536,022	Thrivent Limited Maturity Bond Fund	6,689,559

	Total	16,330,734

Equity Funds/ETFs (1.3%)
3,440	iShares MSCI EAFE Index Fund	198,901
20,271	iShares Russell 2000 Growth Index Fund	2,835,305
6,721	iShares Russell 2000 Index Fund	796,438
2,290	iShares Russell 2000 Value Index Fund	232,389
7,660	Materials Select Sector SPDR Fund	358,105
27,802	SPDR S&P 500 ETF Trust	5,909,315
21,851	SPDR S&P Biotech ETF	1,226,934
250	SPDR S&P MidCap 400 ETF Trust	68,693

	Total	11,626,080

	Total Registered Investment Companies (cost $291,750,958)	358,494,396

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (3.2%)	Value
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$42,271	0.984%, 12/25/2035[c]	$19,585
	Residential Asset Securitization Trust
67,910	0.914%, 8/25/2037[c]	18,124
	Sequoia Mortgage Trust
109,684	3.270%, 9/20/2046	88,723
	WaMu Mortgage Pass Through Certificates
52,143	2.795%, 9/25/2036	47,240
76,142	2.832%, 10/25/2036	66,371

	Total	240,043

Mortgage-Backed Securities (1.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
750,000	3.000%, 11/1/2031[d]	784,863
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
750,000	4.000%, 11/1/2046[d]	802,236
	Federal National Mortgage Association Conventional
800,000	3.000%, 11/1/2046[d]	823,625
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
950,000	2.500%, 11/1/2031[d]	977,535
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,100,000	3.500%, 11/1/2046[d]	5,354,203
1,625,000	4.000%, 11/1/2046[d]	1,740,020
1,225,000	4.500%, 11/1/2046[d]	1,338,887

	Total	11,821,369

U.S. Government and Agencies (1.8%)
	U.S. Treasury Bonds
1,630,000	3.625%, 2/15/2044	1,981,024
	U.S. Treasury Bonds, TIPS
2,027,220	0.625%, 1/15/2026	2,116,069
935,152	1.000%, 2/15/2046	1,007,434
	U.S. Treasury Notes
600,000	0.875%, 11/15/2017	600,820
75,000	0.875%, 3/31/2018	75,091
3,120,000	0.750%, 2/15/2019	3,108,057
340,000	1.000%, 10/15/2019	340,013
575,000	1.500%, 10/31/2019	583,198
2,700,000	1.125%, 8/31/2021	2,676,164
250,000	2.125%, 9/30/2021	259,131
3,000,000	2.250%, 11/15/2024	3,119,064

	Total	15,866,065

	Total Long-Term Fixed Income (cost $27,558,572)	27,927,477

Shares or Principal Amount	Short-Term Investments (9.7%)[e]	Value
	Federal Home Loan Bank Discount Notes
1,400,000	0.285%, 11/16/2016[f]	1,399,884
4,300,000	0.340%, 1/4/2017[f]	4,297,553
600,000	0.350%, 1/20/2017[f]	599,573
	Federal National Mortgage Association Discount Notes
4,000,000	0.345%, 1/11/2017[f]	3,997,476
	Thrivent Core Short-Term Reserve Fund
7,429,328	0.790%	74,293,277

	Total Short-Term Investments (cost $84,587,323)	84,587,763

	Total Investments (cost $773,580,993) 101.4%	$883,241,224

	Other Assets and Liabilities, Net (1.4%)	(12,348,394)

	Total Net Assets 100.0%	$870,892,830

a	Non-income producing security.
b

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an
underlying foreign security’s shares held by an issuing U.S.
depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.0%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$127,120	10.000%, 10/5/2021	$129,768
	Fortescue Metals Group, Ltd., Term Loan
249,081	3.750%, 6/30/2019	248,847
	Ineos US Finance, LLC, Term Loan
609,021	3.750%, 12/15/2020	610,415
	Tronox Pigments BV, Term Loan
300,582	4.500%, 3/19/2020	299,010

	Total	1,288,040

Capital Goods (<0.1%)
	Accudyne Industries, LLC, Term Loan
181,785	4.000%, 12/13/2019	166,864
	Advanced Disposal Services, Inc., Term Loan
155,000	0.000%, 10/28/2023[b,c]	155,194
	Cortes NP Acquisition Corporation, Term Loan
480,000	0.000%, 10/3/2023[b,c]	477,000

	Total	799,058

Communications Services (0.3%)
	Altice US Finance I Corporation, Term Loan
247,545	3.750%, 1/15/2025	248,226
	Beasley Broadcast Group, Inc., Term Loan
135,000	0.000%, 10/4/2023[b,c]	133,481
	FairPoint Communications, Inc., Term Loan
312,447	7.500%, 2/14/2019	312,878
	Grande Communications Networks, LLC, Term Loan
319,286	4.500%, 5/29/2020	318,887
	Hargray Communications Group, Inc., Term Loan
310,066	4.750%, 6/26/2019	311,616
	Integra Telecom Holdings, Inc., Term Loan
199,592	5.250%, 8/14/2020	198,470
92,618	9.750%, 2/12/2021	88,972
	Intelsat Jackson Holdings SA, Term Loan
98,469	3.750%, 6/30/2019	94,049
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
735,000	4.500%, 1/7/2022	722,747
	LTS Buyer, LLC, Term Loan
319,485	4.088%, 4/13/2020	319,805
17,077	8.000%, 4/12/2021	17,088
	NEP Broadcasting, LLC, Term Loan
31,429	10.000%, 7/22/2020	31,468
	NEP/NCP Holdco, Inc., Term Loan
409,347	4.250%, 1/22/2020	407,939
	Numericable US, LLC, Term Loan
422,875	5.137%, 1/15/2024	426,364
	Syniverse Holdings, Inc., Term Loan
284,945	4.000%, 4/23/2019	261,973
	TNS, Inc., Term Loan
176,716	5.000%, 2/14/2020	177,269
	Univision Communications, Inc., Term Loan
382,174	4.000%, 3/1/2020	382,770
	WideOpenWest Finance, LLC, Term Loan
$300,000	4.500%, 8/18/2023	299,181
	WMG Acquisition Corporation, Term Loan
95,515	3.750%, 7/1/2020	95,311
	XO Communications, LLC, Term Loan
136,500	4.250%, 3/20/2021	136,586
	Yankee Cable Acquisition, LLC, Term Loan
248,451	4.250%, 3/1/2020	248,607
	Zayo Group, LLC, Term Loan
301,952	3.750%, 5/6/2021	303,359

	Total	5,537,046

Consumer Cyclical (0.2%)
	Amaya BV, Term Loan
561,078	5.000%, 8/1/2021	560,287
	Burlington Coat Factory Warehouse Corporation, Term Loan
283,862	3.500%, 8/13/2021	285,724
	Cengage Learning Acquisitions, Term Loan
354,113	5.250%, 6/7/2023	345,777
	Ceridian HCM Holding, Inc., Term Loan
172,373	4.500%, 9/15/2020	168,925
	Golden Nugget, Inc., Term Loan
138,985	4.500%, 11/21/2019	140,462
	Golden Nugget, Inc., Term Loan Delayed Draw
59,565	4.500%, 11/21/2019	60,198
	IMG Worldwide, Inc., Term Loan
295,466	5.250%, 5/6/2021	296,722
155,000	8.250%, 5/6/2022	154,678
	Mohegan Tribal Gaming Authority, Term Loan
240,000	0.000%, 9/30/2023[b,c]	239,026
	Scientific Games International, Inc., Term Loan
165,739	6.000%, 10/18/2020	166,619
490,358	6.000%, 10/1/2021	492,197

	Total	2,910,615

Consumer Non-Cyclical (0.1%)
	Albertson’s, LLC, Term Loan
84,576	4.750%, 12/21/2022	85,412
281,905	4.750%, 6/22/2023	284,842
	CHS/Community Health Systems, Inc., Term Loan
384,028	4.000%, 1/27/2021	362,234
	Endo Luxembourg Finance I Company SARL, Term Loan
456,550	3.750%, 9/26/2022	455,810
	Mallinckrodt International Finance SA, Term Loan
99,241	3.588%, 3/19/2021	99,241
	McGraw-Hill Global Education Holdings, LLC, Term Loan
314,212	5.000%, 5/4/2022	313,361
	MultiPlan, Inc., Term Loan
191,354	5.000%, 6/7/2023	193,327
	Ortho-Clinical Diagnostics, Inc., Term Loan
409,739	4.750%, 6/30/2021	399,836

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.0%)[a]	Value
Consumer Non-Cyclical (0.1%) - continued
	PetSmart, Inc., Term Loan
$114,709	4.000%, 3/11/2022[b,c]	$114,934
	Valeant Pharmaceuticals International, Inc., Term Loan
587,392	5.500%, 4/1/2022	585,190

	Total	2,894,187

Energy (0.1%)
	Energy Solutions, LLC, Term Loan
131,175	6.750%, 5/29/2020	131,175
	Expro Holdings UK 2, Ltd., Term Loan
294,000	5.750%, 9/2/2021	255,118
	Houston Fuel Oil Terminal, LLC, Term Loan
340,891	4.250%, 8/19/2021	334,926
	McJunkin Red Man Corporation, Term Loan
173,559	5.000%, 11/8/2019	171,896
	MEG Energy Corporation, Term Loan
174,087	3.750%, 3/31/2020	163,995
	Pacific Drilling SA, Term Loan
208,012	4.500%, 6/3/2018	58,503
	Targa Resources Partners, LP, Term Loan
101,512	5.750%, 2/27/2022	101,639
	Western Refining, Inc., Term Loan
154,612	5.500%, 6/23/2023	154,323

	Total	1,371,575

Financials (0.1%)
	DJO Finance, LLC, Term Loan
251,812	4.250%, 6/7/2020	248,980
	Harland Clarke Holdings Corporation, Term Loan
65,187	6.993%, 8/4/2019	64,658
243,750	7.000%, 12/31/2019	242,024
	MoneyGram International, Inc., Term Loan
331,752	4.250%, 3/27/2020	321,799
	Telenet International Finance Luxembourg SA, Term Loan
255,000	4.357%, 6/30/2024	255,053
	WaveDivision Holdings, LLC, Term Loan
248,072	4.000%, 10/15/2019	248,630

	Total	1,381,144

Technology (0.1%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
377,843	3.535%, 2/1/2023	381,568
	First Data Corporation, Term Loan
235,000	0.000%, 3/24/2021[b,c]	235,940
295,000	4.274%, 7/8/2022	297,030
	Interception Merger Sub, Inc., Term Loan
130,000	0.000%, 10/26/2023[b,c]	130,671
	Micron Technologies, Inc., Term Loan
79,800	4.637%, 4/26/2022	80,249
	ON Semiconductor Corporation, Term Loan
405,000	3.777%, 3/31/2023	407,228
	Western Digital Corporation, Term Loan
403,987	4.500%, 4/29/2023	408,314

	Total	1,941,000

Transportation (<0.1%)
	OSG Bulk Ships, Inc., Term Loan
276,439	5.250%, 8/5/2019	274,021
	XPO Logistics, Inc., Term Loan
293,016	4.250%, 10/30/2021	294,375

	Total	568,396

Utilities (<0.1%)
	Intergen NV, Term Loan
168,355	5.500%, 6/12/2020	159,096
	Talen Energy Supply, LLC, Term Loan
104,465	0.000%, 10/18/2023[b,c]	104,334

	Total	263,430

	Total Bank Loans (cost $19,109,351)	18,954,491

Shares	Registered Investment Companies (45.4%)	Value
Affiliated Equity Holdings (38.6%)
15,413,729	Thrivent Large Cap Growth Fund	138,569,427
4,059,972	Thrivent Large Cap Stock Fund	101,539,892
8,662,899	Thrivent Large Cap Value Fund	169,446,299
5,080,309	Thrivent Mid Cap Stock Fund	121,927,424
21,293,565	Thrivent Partner Worldwide Allocation Fund	206,760,515
1,622,012	Thrivent Small Cap Stock Fund	33,543,209

	Total	771,786,766

Affiliated Fixed Income Holdings (5.7%)
4,037,028	Thrivent High Yield Fund	19,216,252
6,417,176	Thrivent Income Fund	59,358,880
2,767,130	Thrivent Limited Maturity Bond Fund	34,533,782

	Total	113,108,914

Equity Funds/ETFs (0.8%)
3,990	iShares MSCI EAFE Index Fund	230,702
19,769	iShares Russell 2000 Growth Index Fund	2,765,090
12,511	iShares Russell 2000 Index Fund	1,482,553
3,220	iShares Russell 2000 Value Index Fund	326,766
10,780	Materials Select Sector SPDR Fund	503,965
48,549	SPDR S&P 500 ETF Trust	10,319,090
23,258	SPDR S&P Biotech ETF	1,305,937
360	SPDR S&P MidCap 400 ETF Trust	98,917

	Total	17,033,020

Fixed Income Funds/ETFs (0.3%)
13,000	iShares Barclays 1-3 Year Credit Bond Fund	1,372,150
29,045	iShares iBoxx $ Investment Grade Corporate Bond ETF	3,513,864
24,700	Vanguard Short-Term Corporate Bond ETF	1,983,904

	Total	6,869,918

	Total Registered Investment Companies (cost $751,283,395)	908,798,618

Shares	Common Stock (31.3%)	Value
Consumer Discretionary (3.8%)
30,640	Aaron’s, Inc.	757,114
1,599	Adient plc[d]	72,770
5,890	Amazon.com, Inc.[d]	4,652,040
5,120	American Axle & Manufacturing Holdings, Inc.[d]	91,750
7,640	American Public Education, Inc.[d]	153,946
13,100	Aramark	487,713
4,170	Armstrong Flooring, Inc.[d]	67,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Consumer Discretionary (3.8%) - continued
4,960	Ascent Capital Group, Inc.[d]	$101,085
1,240	AutoZone, Inc.[d]	920,278
20,850	Barnes & Noble, Inc.	214,755
200	Bayerische Motoren Werke AG	15,185
9,900	Beazer Homes USA, Inc.[d]	101,277
1,600	Bed Bath & Beyond, Inc.	64,672
100	Beiersdorf AG	8,816
2,900	Berkeley Group Holdings plc	83,640
5,180	Big 5 Sporting Goods Corporation	80,290
11,550	Bloomin’ Brands, Inc.	199,815
17,180	BorgWarner, Inc.	615,731
400	Brembo SPA	24,766
3,300	Bridgestone Corporation	123,168
48,151	Brunswick Corporation	2,094,568
550	Buffalo Wild Wings, Inc.[d]	80,108
2,515	Bunzl plc	67,521
17,952	Burlington Stores, Inc.[d]	1,345,323
11,720	Caleres, Inc.	293,117
21,510	Callaway Golf Company	219,617
2,000	Calsonic Kansei Corporation	25,065
20,170	Carter’s, Inc.	1,741,478
11,126	Cedar Fair, LP	632,513
7,870	Cheesecake Factory, Inc.	418,605
2,900	Chuy’s Holdings, Inc.[d]	82,360
8,730	Cinemark Holdings, Inc.	347,454
4,880	ClubCorp Holdings, Inc.	56,364
51,820	Comcast Corporation	3,203,512
800	Compass Group plc	14,475
42,404	Core-Mark Holding Company, Inc.	1,498,981
11,947	CSS Industries, Inc.	299,870
14,101	Culp, Inc.	394,828
28,840	Dana, Inc.	446,443
2,040	Deckers Outdoor Corporation[d]	106,468
18,902	Delphi Automotive plc	1,229,953
4,000	Denso Corporation	174,060
4,940	DeVry Education Group, Inc.	112,138
4,308	Discovery Communications, Inc., Class Ad	112,482
12,680	Dish DBS Corporation[d]	742,541
7,890	Dollar General Corporation	545,120
25,922	Dollar Tree, Inc.[d]	1,958,407
6,452	Domino’s Pizza, Inc.	1,091,936
23,080	DSW, Inc.	479,372
31,210	Duluth Holdings, Inc.[d]	847,352
9,980	Etsy, Inc.[d]	129,540
4,000	Eutelsat Communications	83,820
7,197	Expedia, Inc.	930,068
14,725	Finish Line, Inc.	289,935
3,900	Fuji Heavy Industries, Ltd.	152,398
16,370	Gentex Corporation	276,817
20,503	G-III Apparel Group, Ltd.[d]	535,538
36,270	GNC Holdings, Inc.	487,106
1,000	Hakuhodo Dy Holdings, Inc.	12,019
15,658	Harley-Davidson, Inc.	892,819
19,252	Harman International Industries, Inc.	1,534,577
16,238	Haverty Furniture Companies, Inc.	288,225
300	Hennes & Mauritz AB	8,437
12,680	Home Depot, Inc.	1,547,087
9,900	Honda Motor Company, Ltd.	296,224
29,310	Houghton Mifflin Harcourt Company[d]	370,772
3,250	HSN, Inc.	122,525
2,790	Hyatt Hotels Corporation[d]	141,704
3,350	ILG, Inc.	54,873
5,600	Inchcape plc	44,524
1,830	International Speedway Corporation	60,207
7,420	Interpublic Group of Companies, Inc.	166,134
900	Intertek Group plc	37,550
2,720	Jack in the Box, Inc.	254,946
6,140	John Wiley and Sons, Inc.	316,824
29,367	Kate Spade & Company[d]	491,897
200	Koito Manufacturing Company, Ltd.	10,500
300	KOMERI Company, Ltd.	7,325
6,926	L Brands, Inc.	499,988
6,500	Ladbrokes plc	10,612
16,763	Las Vegas Sands Corporation	970,242
11,215	La-Z-Boy, Inc.	262,431
25,950	Liberty Interactive Corporation[d]	479,816
337	Linamar Corporation	13,706
9,828	Lithia Motors, Inc.	843,046
23,000	LKQ Corporation[d]	742,440
13,900	Lowe’s Companies, Inc.	926,435
1,270	Lululemon Athletica, Inc.[d]	72,708
300	LVMH Moet Hennessy Louis Vuitton SE	54,619
12,220	Masonite International Corporation[d]	695,318
21,828	MDC Partners, Inc.	184,447
4,960	Meredith Corporation	224,936
1,660	Meritage Homes Corporation[d]	51,377
660	Mohawk Industries, Inc.[d]	121,638
1,580	Monro Muffler Brake, Inc.	86,900
1,000	Murphy USA, Inc.[d]	68,780
9,240	New Media Investment Group, Inc.	133,056
6,420	New York Times Company	69,978
40,480	Newell Brands, Inc.	1,943,850
16,660	News Corporation, Class A	201,919
4,560	News Corporation, Class B	56,544
300	Nifco, Inc.	17,278
400	Nokian Renkaat Oyj	13,417
26,288	Nord Anglia Education, Inc.[d]	566,244
85,783	Nutrisystem, Inc.	2,719,321
2,790	O’Reilly Automotive, Inc.[d]	737,788
24,393	Oxford Industries, Inc.	1,529,929
100	Paddy Power plc	10,363
17,870	Papa John’s International, Inc.	1,348,291
38,174	Papa Murphy’s Holdings, Inc.[d]	212,247
19,890	Penn National Gaming, Inc.[d]	257,178
6,000	Persimmon plc	124,200
1,190	Priceline Group, Inc.[d]	1,754,334
444	Publicis Groupe SA	30,458
15,188	PVH Corporation	1,624,812
4,421	Ralph Lauren Corporation	433,700
6,090	Rent-A-Center, Inc.	61,448
520	Restaurant Brands International, Inc.	23,124
5,846	Restoration Hardware Holdings, Inc.[d]	169,359
7,000	Retailmenot, Inc.[d]	63,350
32,984	Ross Stores, Inc.	2,062,819
4,690	Royal Caribbean Cruises, Ltd.	360,520
200	RTL Group SA	15,674
12,140	Ruth’s Hospitality Group, Inc.	192,419
11,250	Sally Beauty Holdings, Inc.[d]	291,825
12,840	Scripps Networks Interactive, Inc.	826,382
700	Sekisui Chemical Company, Ltd.	11,024
1,400	Sekisui House, Ltd.	23,133
3,300	Select Comfort Corporation[d]	63,327
5,830	Signet Jewelers, Ltd.	473,746
11,044	Sportsman’s Warehouse Holdings, Inc.[d]	101,605
12,800	Starbucks Corporation	679,296
20,446	Stein Mart, Inc.	123,085
4,390	Steven Madden, Ltd.[d]	146,626
3,900	Sumitomo Forestry Company, Ltd.	54,328
2,400	Sumitomo Rubber Industries, Ltd.	40,263

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Consumer Discretionary (3.8%) - continued
200	Swatch Group AG	$11,530
10,710	Tegna, Inc.	210,130
7,700	Tempur-Pedic International, Inc.[d]	416,339
6,538	Tenneco, Inc.[d]	360,048
24,260	Time, Inc.	315,380
23,130	TJX Companies, Inc.	1,705,837
38,805	Toll Brothers, Inc.[d]	1,064,809
29,302	Tower International, Inc.	635,853
100	Toyota Motor Corporation	5,801
55,384	Tuesday Morning Corporation[d]	274,151
1,020	Tupperware Brands Corporation	60,710
1,853	Ulta Salon Cosmetics & Fragrance, Inc.[d]	450,909
5,827	Under Armour, Inc., Class Ad	181,220
5,866	Under Armour, Inc., Class Cd	151,695
5,980	Vail Resorts, Inc.	953,451
60	Valora Holding AG	17,447
15,140	Vera Bradley, Inc.[d]	202,422
8,552	VF Corporation	463,604
2,760	Visteon Corporation	194,884
5,630	Vitamin Shoppe, Inc.[d]	141,032
2,000	Wacoal Holdings Corporation	23,075
8,130	Walt Disney Company	753,570
2,350	Whirlpool Corporation	352,077
500	Whitbread plc	22,088
21,010	Wingstop, Inc.	562,228
3,615	Wolters Kluwer NV	139,794
2,700	WPP plc	58,625
1,400	Yokohama Rubber Company, Ltd.	24,308
9,460	Yum! Brands, Inc.	816,209
18,534	Zoe’s Kitchen, Inc.[d]	420,166

	Total	75,909,836

Consumer Staples (1.1%)
17,925	AdvancePierre Foods Holdings, Inc.	501,183
2,200	Axfood AB	34,381
1,168	British American Tobacco plc	66,942
7,280	Brown-Forman Corporation	336,118
10,360	Campbell Soup Company	562,962
9,193	Casey’s General Stores, Inc.	1,038,717
46,510	Coca-Cola Company	1,972,024
3,800	Coca-Cola HBC AG	82,004
27,110	CVS Health Corporation	2,279,951
1,000	Davide Campari - Milano SPA	10,072
4,999	Distribuidora Internacional de Alimentacion SA	26,700
4,512	e.l.f. Beauty, Inc.[d]	116,680
700	Ebro Foods SA	15,094
12,770	Estee Lauder Companies, Inc.	1,112,650
18,750	Flowers Foods, Inc.	291,000
4,140	General Mills, Inc.	256,597
126	George Weston, Ltd.	10,267
22,129	Hain Celestial Group, Inc.[d]	804,832
800	Henkel AG & Company KGaA	88,146
5,980	Imperial Brands plc	289,265
5,640	Ingredion, Inc.	739,799
2,075	J & J Snack Foods Corporation	253,461
800	Jeronimo Martins SGPS SA	13,747
800	Kao Corporation	41,165
300	Kesko Oyj	14,907
1,900	Kewpie Corporation	53,961
2,560	Kimberly-Clark Corporation	292,890
1,000	Kirin Holdings Company, Ltd.	17,192
14,141	Koninklijke Ahold Delhaize NV	322,592
1,270	Lancaster Colony Corporation	165,925
2	Lindt & Spruengli AG	10,386
10,506	Monster Beverage Corporation[d]	1,516,436
1,120	Nestle SA	81,216
400	Ontex Group NV	12,099
5,330	PepsiCo, Inc.	571,376
5,319	Philip Morris International, Inc.	512,964
45,630	Pinnacle Foods, Inc.	2,346,295
254	Premium Brands Holdings Corporation	12,292
8,320	Procter & Gamble Company	722,176
22,478	SpartanNash Company	629,384
1,000	Suedzucker AG	25,653
9,999	United Natural Foods, Inc.[d]	417,358
1,230	Universal Corporation	66,666
8,860	Walgreens Boots Alliance, Inc.	732,988
34,520	WhiteWave Foods Company[d]	1,880,995

	Total	21,349,508

Energy (5.1%)
3,200	Anadarko Petroleum Corporation	190,208
9,150	Arch Coal, Inc.[d,e]	671,427
63,576	Archrock, Inc.	737,482
20,652	Atwood Oceanics, Inc.	157,575
21,142	Baker Hughes, Inc.	1,171,267
5,174	Baytex Energy Corporation	19,904
70,103	BP plc	414,430
14,987	Bristow Group, Inc.	150,020
122,988	Callon Petroleum Company[d]	1,597,614
129,936	Canadian Natural Resources, Ltd.	4,120,271
90,582	Chevron Corporation	9,488,464
16,740	Cimarex Energy Company	2,161,636
52,060	Clean Energy Fuels Corporation[d]	213,967
35,132	Concho Resources, Inc.[d]	4,459,656
35,880	ConocoPhillips	1,558,986
46,420	Continental Resources, Inc.[d]	2,270,402
1,012	Contura Energy, Inc.[d]	67,045
4,504	Crescent Point Energy Corporation	53,626
18,690	Delek US Holdings, Inc.	315,861
16,580	Devon Energy Corporation	628,216
9,370	Diamond Offshore Drilling, Inc.	154,511
3,912	Diamondback Energy, Inc.[d]	357,126
48,655	Ensco plc	380,482
64,016	EOG Resources, Inc.	5,788,327
16,040	EP Energy Corporation[d]	57,102
80,402	EQT Corporation	5,306,532
33,500	Exxon Mobil Corporation	2,791,220
13,830	Frank’s International NV	155,587
2,500	Galp Energia SGPS SA	33,896
10,640	Green Plains, Inc.	276,640
2,470	Gulfport Energy Corporation[d]	59,552
140,560	Halliburton Company	6,465,760
8,241	HollyFrontier Corporation	205,613
25,340	Hornbeck Offshore Services, Inc.[d]	100,600
4,190	Kinder Morgan, Inc.	85,602
55,994	Marathon Oil Corporation	738,001
3,500	Murphy Oil Corporation	90,545
131,370	Nabors Industries, Ltd.	1,563,303
4,010	Newfield Exploration Company[d]	162,766
2,955	Noble Energy, Inc.	101,859
26,137	Oasis Petroleum, Inc.[d]	274,177
3,680	Oceaneering International, Inc.	87,584
4,850	Oil States International, Inc.[d]	141,862
3,370	OMV AG	105,177
55,931	Parsley Energy, Inc.[d]	1,840,130
79,088	Patterson-UTI Energy, Inc.	1,777,898
1,140	PDC Energy, Inc.[d]	69,916
2,710	Phillips 66	219,916
44,403	Pioneer Energy Services Corporation[d]	157,631
24,570	Pioneer Natural Resources Company	4,398,521

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Energy (5.1%) - continued
9,430	Rowan Companies plc	$125,136
2,811	Royal Dutch Shell plc	70,043
73,390	Royal Dutch Shell plc ADR	3,655,556
5,985	Royal Dutch Shell plc, Class B	154,369
29,995	RPC, Inc.	518,014
5,750	RSP Permian, Inc.[d]	207,575
94,182	Schlumberger, Ltd.	7,367,858
10,280	SemGroup Corporation	331,530
3,158	SM Energy Company	106,204
2,799	Statoil ASA	45,696
209,832	Suncor Energy, Inc. ADR	6,299,157
3,080	Superior Energy Services, Inc.	43,613
15,200	Teekay Corporation	99,256
35,602	Teekay Tankers, Ltd.	75,832
20,528	Tesco Corporation	140,617
60,960	TETRA Technologies, Inc.[d]	332,232
2,893	Total SA	138,590
55,474	U.S. Silica Holdings, Inc.	2,562,344
111,840	Valero Energy Corporation	6,625,402
774	Vantage Drilling International[d]	65,016
473,586	Weatherford International plc[d]	2,282,684
495,810	WPX Energy, Inc.[d]	5,384,497

	Total	101,027,114

Financials (4.0%)
10,316	Aberdeen Asset Management plc	40,353
11,128	Affiliated Managers Group, Inc.[d]	1,476,240
1,600	AIA Group, Ltd.	10,066
12,620	Allied World Assurance Company Holdings AG	542,408
3,710	American Financial Group, Inc.	276,395
5,810	American International Group, Inc.	358,477
30,821	Ameris Bancorp	1,118,802
5,070	AMERISAFE, Inc.	281,892
970	Arch Capital Group, Ltd.[d]	75,631
14,244	Argo Group International Holdings, Ltd.	791,966
18,955	Aspen Insurance Holdings, Ltd.	914,579
6,050	Associated Banc-Corp	122,815
57,060	Assured Guaranty, Ltd.	1,705,523
1,949	ASX, Ltd.	69,718
6,200	Australia & New Zealand Banking Group, Ltd.	130,915
10,700	Banco Santander SA	52,431
36,500	BancorpSouth, Inc.	857,750
61,740	Bank of America Corporation	1,018,710
7,667	Bank of East Asia, Ltd.	30,821
1,692	Bank of Montreal	107,678
12,390	Bank of New York Mellon Corporation	536,115
4,956	Bank of Nova Scotia	266,330
19,489	Bank of the Ozarks, Inc.	720,313
7,650	BankFinancial Corporation	96,161
31,650	BB&T Corporation	1,240,680
21,490	Beneficial Bancorp, Inc.	311,605
18,110	Blackstone Group, LP	453,293
54,150	Boston Private Financial Holdings, Inc.	712,073
31,270	Brookline Bancorp, Inc.	400,256
14,950	Brown & Brown, Inc.	551,057
150	Canadian Imperial Bank of Commerce	11,239
4,540	Capital One Financial Corporation	336,142
85,450	Capstead Mortgage Corporation	812,630
9,150	Cathay General Bancorp	274,043
17,400	Central Pacific Financial Corporation	445,962
6,240	Charles Schwab Corporation	197,808
16,548	Chemical Financial Corporation	710,737
3,000	Chiba Bank, Ltd.	18,554
3,260	Chubb, Ltd.	414,020
1,817	CI Financial Corporation	33,433
26,280	Citigroup, Inc.	1,291,662
9,210	Clifton Bancorp, Inc.	140,821
3,400	CNP Assurances	58,882
72,480	CoBiz Financial, Inc.	921,946
15,803	Columbia Banking System, Inc.	521,815
15,860	Comerica, Inc.	826,147
6,200	Concordia Financial Group, Ltd.	28,748
16,027	Direct Line Insurance Group plc	67,804
77,090	E*TRADE Financial Corporation[d]	2,170,854
44,014	East West Bancorp, Inc.	1,738,993
2,960	Eaton Vance Corporation	103,778
17,977	Employers Holdings, Inc.	563,579
4,670	Endurance Specialty Holdings, Ltd.	429,407
10,180	Enova International, Inc.[d]	95,692
1,800	Erste Group Bank AG	56,446
23,582	Essent Group, Ltd.[d]	623,508
12,463	Evercore Partners, Inc.	669,886
600	EXOR SPA	25,509
600	EXOR SPA Rights[d,f]	0
9,800	F.N.B. Corporation	128,086
10,920	Federated Investors, Inc.	294,840
33,420	Fifth Third Bancorp	727,219
6,030	First American Financial Corporation	235,532
47,130	First Commonwealth Financial Corporation	478,841
11,200	First Financial Bancorp	240,800
4,870	First Financial Corporation	195,287
3,900	First Merchants Corporation	109,785
62,240	First Midwest Bancorp, Inc.	1,201,854
5,940	First NBC Bank Holding Company[d]	32,076
33,820	First Republic Bank	2,517,223
19,824	FlexiGroup, Ltd.	33,853
2,190	Franklin Resources, Inc.	73,715
23,000	Fukuoka Financial Group, Inc.	99,532
20,060	Genworth Financial, Inc.[d]	83,048
2,099	Genworth MI Canada, Inc.	45,586
13,635	Glacier Bancorp, Inc.	385,325
8,610	Goldman Sachs Group, Inc.	1,534,646
31,170	Great Western Bancorp, Inc.	1,004,921
31,249	Green Bancorp, Inc.[d]	323,427
5,790	Greenhill & Company, Inc.	135,776
100	Groupe Bruxelles Lambert SA	8,597
1,870	Hancock Holding Company	62,739
2,600	Hang Seng Bank, Ltd.	46,889
69,448	Hanmi Financial Corporation	1,736,200
1,229	Hannover Rueckversicherung SE	137,109
19,985	Hanover Insurance Group, Inc.	1,522,657
6,070	Hartford Financial Services Group, Inc.	267,748
18,800	Henderson Group plc	53,192
34,736	Home BancShares, Inc.	747,171
349	Home Capital Group, Inc.	6,908
2,940	HomeStreet, Inc.[d]	80,997
4,220	Hometrust Bancshares, Inc.[d]	78,492
51,505	Hope Bancorp, Inc.	831,291
22,250	Horace Mann Educators Corporation	799,887
22,624	Houlihan Lokey, Inc.	551,347
95,630	Huntington Bancshares, Inc.	1,013,678
3,181	Infinity Property & Casualty Corporation	260,683
765	Intact Financial Corporation	52,004
7,786	Intercontinental Exchange, Inc.	2,105,257
15,760	Invesco, Ltd.	442,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Financials (4.0%) - continued
79,177	Janus Capital Group, Inc.	$1,015,049
128,900	KeyCorp	1,820,068
19,491	Kinsale Capital Group, Inc.	468,759
2,400	Lazard, Ltd.	87,504
3,676	Lincoln National Corporation	180,455
3,580	LPL Financial Holdings, Inc.	110,837
7,350	M&T Bank Corporation	902,065
1,700	Macquarie Group, Ltd.	102,764
180	Markel Corporation[d]	157,937
8,810	Meta Financial Group, Inc.	645,333
14,120	MetLife, Inc.	663,075
48,300	Mizuho Financial Group, Inc.	81,325
12,840	Morgan Stanley	431,039
900	MS and AD Insurance Group Holdings, Inc.	26,718
25,200	National Bank Holdings Corporation	613,368
5,812	National Bank of Canada	207,469
1,170	Navigators Group, Inc.	109,044
10,110	NMI Holdings, Inc.[d]	77,342
1,700	Nordea Bank AB	17,866
8,500	NorthStar Realty Europe Corporation	84,065
4,100	Old Mutual plc	10,086
4,620	Old Republic International Corporation	77,893
20,736	PacWest Bancorp	899,735
1,688	Power Corporation of Canada	36,206
20,540	Primerica, Inc.	1,123,538
1,180	Principal Financial Group, Inc.	64,428
1,470	Prosperity Bancshares, Inc.	81,541
19,760	Provident Financial Services, Inc.	448,354
25,860	Raymond James Financial, Inc.	1,554,703
5,170	Redwood Trust, Inc.	72,690
16,365	Renasant Corporation	552,155
6,200	Resona Holdings, Inc.	27,481
1,398	Safety Insurance Group, Inc.	94,645
16,869	Sandy Spring Bancorp, Inc.	534,747
453	Schroders plc	15,592
2,940	SEI Investments Company	130,330
3,380	Selective Insurance Group, Inc.	124,891
3,900	Seven Bank, Ltd.	11,989
211,465	SLM Corporation[d]	1,490,828
2,210	State Auto Financial Corporation	50,609
11,170	Stewart Information Services Corporation	502,092
41,829	Stifel Financial Corporation[d]	1,637,187
19,866	SVB Financial Group[d]	2,429,016
2,200	Swiss Re AG	204,186
23,560	Synchrony Financial	673,580
33,130	Synovus Financial Corporation	1,095,609
3,900	T&D Holdings, Inc.	47,162
400	Talanx AG	12,415
62,100	TCF Financial Corporation	888,030
37,023	TD Ameritrade Holding Corporation	1,266,557
4,200	Territorial Bancorp, Inc.	119,784
925	Toronto-Dominion Bank	41,971
9,950	TriCo Bancshares	261,884
51,920	TrustCo Bank Corporation	363,440
3,830	Trustmark Corporation	106,014
2,670	Union Bankshares Corporation	74,573
1,950	United Bankshares, Inc.	73,515
19,080	United Community Banks, Inc.	411,556
28,880	United Financial Bancorp, Inc.	424,825
1,410	United Fire Group, Inc.	55,723
5,714	United Overseas Bank, Ltd.	77,085
3,580	Unum Group	126,732
4,690	Virtu Financial, Inc.	60,032
6,400	Voya Financial, Inc.	195,520
10,483	Western Alliance Bancorp[d]	391,645
6,900	Westpac Banking Corporation	159,562
5,088	Wintrust Financial Corporation	274,498
16,070	WisdomTree Investments, Inc.	137,881
5,618	WSFS Financial Corporation	196,911
89,844	Zions Bancorporation	2,893,875

	Total	79,955,397

Health Care (3.5%)
30,562	Abbott Laboratories	1,199,253
10,602	ABIOMED, Inc.[d]	1,113,104
22,798	Acadia Healthcare Company, Inc.[d]	819,816
2,100	Acceleron Pharma, Inc.[d]	58,863
3,100	Aceto Corporation	56,823
11,860	Advaxis, Inc.[d]	95,947
11,510	Aerie Pharmaceuticals, Inc.[d]	382,708
7,170	Aetna, Inc.	769,699
38,899	Akorn, Inc.[d]	931,631
11,300	Alexion Pharmaceuticals, Inc.[d]	1,474,650
9,473	Align Technology, Inc.[d]	813,920
8,098	Allergan plc[d]	1,691,996
2,079	Amgen, Inc.	293,472
10,806	Analogic Corporation	884,471
38,913	Asterias Biotherapeutics, Inc.[d]	128,413
1,726	AstraZeneca plc	96,648
1,020	Atrion Corporation	447,933
100	Bayer AG	9,929
1,380	Biogen, Inc.[d]	386,648
11,483	BioMarin Pharmaceutical, Inc.[d]	924,611
4,140	Boston Scientific Corporation[d]	91,080
3,490	Bristol-Myers Squibb Company	177,676
4,231	C.R. Bard, Inc.	916,773
25,190	Cardiovascular Systems, Inc.[d]	590,202
32,870	Catalent, Inc.[d]	749,765
17,330	Celgene Corporation[d]	1,770,779
10,748	Centene Corporation[d]	671,535
1,540	Charles River Laboratories International, Inc.[d]	116,855
6,160	Chemed Corporation	871,147
6,030	Coherus Biosciences, Inc.[d]	164,921
4,770	CONMED Corporation	190,800
13,300	Cooper Companies, Inc.	2,341,332
5,430	Cross Country Healthcare, Inc.[d]	60,653
1,000	CSL, Ltd.	76,306
29,880	Dentsply Sirona, Inc.	1,720,192
9,810	Dexcom, Inc.[d]	767,534
21,270	Edwards Lifesciences Corporation[d]	2,025,329
2,560	Emergent Biosolutions, Inc.[d]	68,403
20,374	Ensign Group, Inc.	376,308
37,386	Envision Healthcare Holdings, Inc.[d]	739,495
2,070	Essilor International SA	232,614
8,210	Express Scripts Holding Company[d]	553,354
100	Gerresheimer AG	7,543
36,986	Gilead Sciences, Inc.	2,723,279
4,850	Global Blood Therapeutics, Inc.[d]	84,633
3,890	Globus Medical, Inc.[d]	86,086
1,600	Grifols SA	31,572
2,210	Halyard Health, Inc.[d]	71,493
6,970	HCA Holdings, Inc.[d]	533,414
9,951	HealthEquity, Inc.[d]	330,672
9,610	Healthways, Inc.[d]	238,328
6,460	Heska Corporation[d]	319,124
1,700	Hikma Pharmaceuticals plc	36,462
4,100	Hill-Rom Holdings, Inc.	227,181
41,980	Hologic, Inc.[d]	1,511,700
142	ICON plc[d]	11,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Health Care (3.5%) - continued
3,120	ICU Medical, Inc.[d]	$434,616
8,210	Impax Laboratories, Inc.[d]	165,021
19,392	Inogen, Inc.[d]	1,040,769
37,490	Intersect ENT, Inc.[d]	547,354
5,200	Intra-Cellular Therapies, Inc.[d]	64,480
18,125	Ironwood Pharmaceuticals, Inc.[d]	231,456
26,130	Johnson & Johnson	3,030,819
28,700	Kindred Healthcare, Inc.	282,695
300	Lonza Group AG	56,611
8,310	Magellan Health Services, Inc.[d]	427,549
17,706	Medtronic plc	1,452,246
23,110	Merck & Company, Inc.	1,357,019
900	Merck KGaA	92,637
2,798	Mettler-Toledo International, Inc.[d]	1,130,616
23,127	Mylan NVd	844,135
7,695	National Healthcare Corporation	497,866
2,260	Natural Health Trends Corporation	52,726
1,210	Neogen Corporation[d]	63,755
15,803	Neurocrine Biosciences, Inc.[d]	691,697
15,451	Nevro Corporation[d]	1,420,256
3,400	Novartis AG	241,290
3,000	Novo Nordisk AS	106,877
39,456	NuVasive, Inc.[d]	2,356,707
25,100	Omnicell, Inc.[d]	818,887
36,660	OraSure Technologies, Inc.[d]	275,317
4,190	Orthofix International NVd	153,563
200	Otsuka Holdings Company, Ltd.	8,753
22,630	PDL BioPharma, Inc.	72,869
14,320	PerkinElmer, Inc.	728,745
10,011	Perrigo Company plc	832,815
72,190	Pfizer, Inc.	2,289,145
6,650	PharMerica Corporation[d]	158,270
3,400	Prothena Corporation plc[d]	162,588
3,140	ResMed, Inc.	187,678
9,570	Roche Holding AG ADR	274,420
325	Roche Holding AG-Genusschein	74,647
5,920	Surgical Care Affiliates, Inc.[d]	253,317
24,101	Team Health Holdings, Inc.[d]	1,032,728
16,745	Teleflex, Inc.	2,396,712
13,631	Triple-S Management Corporation[d]	281,889
14,461	UnitedHealth Group, Inc.	2,043,773
17,104	Universal Health Services, Inc.	2,064,624
3,670	VCA Antech, Inc.[d]	225,558
25,790	Veeva Systems, Inc.[d]	1,001,941
19,178	Vertex Pharmaceuticals, Inc.[d]	1,454,843
2,620	Waters Corporation[d]	364,547
800	Wellcare Health Plans, Inc.[d]	90,808
9,600	West Pharmaceutical Services, Inc.	729,888
19,310	Wright Medical Group NVd	423,082
12,940	Ziopharm Oncology, Inc.[d]	73,499
15,820	Zoetis, Inc.	756,196

	Total	69,886,774

Industrials (3.9%)
2,600	ABB, Ltd.	53,639
11,165	ABM Industries, Inc.	436,328
900	Adecco SA	53,442
19,276	Aegion Corporation[d]	356,799
4,510	Aerovironment, Inc.[d]	108,195
7,850	AGCO Corporation	400,978
11,059	Air New Zealand, Ltd.	15,255
2,750	Allison Transmission Holdings, Inc.	80,548
400	Andritz AG	20,914
32,030	Ardmore Shipping Corporation	187,376
7,000	Asahi Glass Company, Ltd.	48,957
8,129	Astec Industries, Inc.	450,021
500	Atlas Copco Aktiebolag	14,648
23,110	AZZ, Inc.	1,230,608
20,363	B/E Aerospace, Inc.	1,212,006
2,100	Babcock International Group plc	25,385
16,510	Barnes Group, Inc.	657,758
600	Berendsen plc	7,081
4,300	Boeing Company	612,449
2,740	Brady Corporation	90,694
65,210	BWX Technologies, Inc.	2,557,536
567	Canadian National Railway Company	35,644
16,800	Carlisle Companies, Inc.	1,761,480
6,000	Cathay Pacific Airways, Ltd.	7,897
6,120	CBIZ, Inc.[d]	67,626
4,390	CEB, Inc.	213,573
100	Central Japan Railway Company	17,005
8,431	CIRCOR International, Inc.	453,419
13,350	CLARCOR, Inc.	830,503
3,340	Colfax Corporation[d]	106,179
18,279	Comfort Systems USA, Inc.	527,349
6,090	Commercial Vehicle Group, Inc.[d]	27,649
15,530	Copart, Inc.[d]	814,859
2,390	Crane Company	162,544
13,930	CSX Corporation	425,004
12,070	Cummins, Inc.	1,542,787
8,520	Curtiss-Wright Corporation	763,562
1,000	Dai Nippon Printing Company, Ltd.	10,030
39,200	Delta Air Lines, Inc.	1,637,384
890	Deluxe Corporation	54,468
1,300	Deutsche Post AG	40,314
29,870	Donaldson Company, Inc.	1,090,852
900	DSV AS	43,578
1,100	East Japan Railway Company	96,831
13,085	EMCOR Group, Inc.	791,119
6,707	Encore Wire Corporation	229,044
11,740	EnerSys	764,626
3,675	Equifax, Inc.	455,590
12,514	ESCO Technologies, Inc.	557,499
17,335	Federal Signal Corporation	212,874
1,170	Flowserve Corporation	49,549
300	Flughafen Zuerich AG	55,147
6,500	Fluor Corporation	337,935
2,435	Fortive Corporation	124,307
11,296	Fortune Brands Home and Security, Inc.	617,100
11,646	Franklin Electric Company, Inc.	424,497
600	Fraport AG Frankfurt Airport Services Worldwide	35,616
9,110	GasLog, Ltd.	139,839
17,560	Gener8 Maritime, Inc.[d]	74,103
2,260	Genesee & Wyoming, Inc.[d]	153,544
600	Getinge AB	9,825
16,253	Gibraltar Industries, Inc.[d]	632,242
33,013	Granite Construction, Inc.	1,622,919
3,050	Greenbrier Companies, Inc.	96,075
5,230	Hackett Group, Inc.	84,308
43,190	Harsco Corporation	421,102
2,120	HD Supply Holdings, Inc.[d]	69,960
17,245	Healthcare Services Group, Inc.	637,548
12,251	Heico Corporation	827,678
5,640	Herman Miller, Inc.	156,792
10,580	Hexcel Corporation	481,284
700	Hitachi Transport System, Ltd.	14,430
253	Hochtief AG	34,547
5,063	Honeywell International, Inc.	555,310
4,152	Hub Group, Inc.[d]	151,340
11,140	Hubbell, Inc.	1,164,353
4,760	Huntington Ingalls Industries, Inc.	768,074

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Industrials (3.9%) - continued
6,083	Huron Consulting Group, Inc.[d]	$340,952
5,507	ICF International, Inc.[d]	255,525
900	Inaba Denki Sangyo Company, Ltd.	32,653
25,520	Ingersoll-Rand plc	1,717,241
5,530	Insperity, Inc.	415,856
2,090	Insteel Industries, Inc.	56,221
3,750	Interface, Inc.	59,437
16,400	ITOCHU Corporation	207,111
3,970	ITT Corporation	139,823
8,070	Jacobs Engineering Group, Inc.[d]	416,251
700	Jardine Matheson Holdings, Ltd.	42,637
8,755	JB Hunt Transport Services, Inc.	714,496
15,990	Johnson Controls International plc	644,717
1,000	Kamigumi Company, Ltd.	8,539
1,850	Kansas City Southern	162,356
47,860	Kennametal, Inc.	1,354,917
18,342	Kforce, Inc.	318,234
12,050	Kirby Corporation[d]	710,347
4,300	KITZ Corporation	24,726
7,790	Knight Transportation, Inc.	227,857
3,900	KONE Oyj	179,446
944	Koninklijke Boskalis Westminster NV	30,446
29,630	Korn/Ferry International	604,156
155	Kuehne & Nagel International AG	21,009
200	Legrand SA	11,305
27,251	Lincoln Electric Holdings, Inc.	1,793,933
4,820	Lindsay Corporation	377,406
2,670	Manpower, Inc.	205,056
20,650	Masco Corporation	637,672
6,366	Meggitt plc	33,867
38,600	Meritor, Inc.[d]	396,808
11,137	Middleby Corporation[d]	1,248,569
1,700	MIRAIT Holdings Corporation	15,074
5,000	Mitsubishi Electric Corporation	67,646
2,000	Mitsuboshi Belting, Ltd.	17,247
11,060	Moog, Inc.[d]	642,254
12,190	MRC Global, Inc.[d]	179,681
14,121	MSA Safety, Inc.	823,254
1,840	Mueller Industries, Inc.	55,734
10,390	MYR Group, Inc.[d]	310,038
28,338	Navigant Consulting, Inc.[d]	663,109
9,050	NCI Building Systems, Inc.[d]	130,320
10,994	Nielsen Holdings plc	494,950
3,000	Nippon Express Company, Ltd.	14,818
3,100	Nitto Kogyo Corporation	45,475
6,088	Nordson Corporation	609,591
4,140	Norfolk Southern Corporation	385,020
590	Northrop Grumman Corporation	135,110
7,486	Old Dominion Freight Line, Inc.[d]	559,054
18,320	On Assignment, Inc.[d]	630,391
34,294	Oshkosh Corporation	1,834,729
940	Parker Hannifin Corporation	115,385
4,590	Pentair, Ltd.	253,047
36,716	PGT, Inc.[d]	359,817
16,548	Proto Labs, Inc.[d]	739,696
5,610	Quanex Building Products Corporation	91,443
700	Randstad Holding NV	36,003
35,740	Raven Industries, Inc.	766,623
12,880	Raytheon Company	1,759,537
790	RBC Bearings, Inc.[d]	56,367
2,870	Regal-Beloit Corporation	169,617
7,560	Resources Connection, Inc.	112,266
5,070	Rexnord Corporation[d]	100,842
91	Rieter Holding AG	17,307
1,870	Rockwell Automation, Inc.	223,876
13,440	Rockwell Collins, Inc.	1,133,261
2,700	Rollins, Inc.	83,214
5,994	Roper Industries, Inc.	1,038,820
1,655	Ryder System, Inc.	114,840
26,528	Saia, Inc.[d]	945,723
1,600	Sanwa Holdings Corporation	15,935
59	Schindler Holding AG	10,921
300	Schindler Holding AG, Participation Certificate	55,733
100	Secom Company, Ltd.	7,214
600	Securitas AB	9,260
1,500	Siemens AG	170,427
2,500	Smiths Group plc	43,321
72,251	Southwest Airlines Company	2,893,653
12,460	SPX FLOW, Inc.[d]	312,621
1,000	Stanley Black & Decker, Inc.	113,840
15,064	Tennant Company	948,279
4,370	Tetra Tech, Inc.	168,026
5,748	Textron, Inc.	230,380
3,210	Toro Company	153,695
30,780	TransUnion[d]	961,567
2,460	TrueBlue, Inc.[d]	43,050
33,007	Union Pacific Corporation	2,910,557
24,410	United Continental Holdings, Inc.[d]	1,372,574
6,590	United Parcel Service, Inc.	710,138
11,938	United Rentals, Inc.[d]	903,229
4,578	Universal Forest Products, Inc.	393,662
13,179	Universal Truckload Services, Inc.	164,079
2,700	Vinci SA	195,534
6,520	WABCO Holdings, Inc.[d]	641,959
13,587	WageWorks, Inc.[d]	800,954
30,757	Waste Connections, Inc.	2,313,234
2,525	Watsco, Inc.	346,657
672	WSP Global, Inc.	21,769
11,420	Xylem, Inc.	551,929
8,740	YRC Worldwide, Inc.[d]	77,611
400	Yuasa Trading Company, Ltd.	9,583

	Total	78,773,469

Information Technology (6.1%)
2,039	Advanced Energy Industries, Inc.[d]	97,260
53,800	Agilent Technologies, Inc.	2,344,066
30,715	Akamai Technologies, Inc.[d]	2,133,771
4,520	Alliance Data Systems Corporation[d]	924,204
4,732	Alphabet, Inc., Class Ad	3,832,447
3,294	Alphabet, Inc., Class Cd	2,584,275
11,917	Ambarella, Inc.[d]	731,346
14,750	Amkor Technology, Inc.[d]	136,732
37,238	Amphenol Corporation	2,455,101
21,080	Analog Devices, Inc.	1,351,228
2,655	ANSYS, Inc.[d]	242,534
34,204	Apple, Inc.	3,883,522
32,238	Applied Materials, Inc.	937,481
13,090	Apptio, Inc.[d]	258,266
30,563	Arista Networks, Inc.[d]	2,590,214
15,786	Aspen Technology, Inc.[d]	777,303
6,320	AVX Corporation	88,606
9,500	Bankrate, Inc.[d]	74,100
1,170	Belden, Inc.	75,828
23,220	Blackhawk Network Holdings, Inc.[d]	799,929
66,100	Booz Allen Hamilton Holding Corporation	2,014,067
890	Broadcom, Ltd.	151,549
29,314	Brocade Communications Systems, Inc.	310,728
39,179	Brooks Automation, Inc.	510,502
10,730	CA, Inc.	329,840

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Information Technology (6.1%) - continued
8,825	Cabot Microelectronics Corporation	$487,669
4,520	CACI International, Inc.[d]	442,282
4,340	Cadence Design Systems, Inc.[d]	111,017
1,700	Canon, Inc.	48,838
100	Cap Gemini SA	8,282
15,603	Cavium, Inc.[d]	880,789
4,850	CDK Global, Inc.	264,859
2,010	Check Point Software Technologies, Ltd.[d]	169,966
32,330	Ciena Corporation[d]	626,555
122,580	Cisco Systems, Inc.	3,760,754
14,829	Cognex Corporation	765,176
3,250	Coherent, Inc.[d]	338,390
27,660	CommVault Systems, Inc.[d]	1,479,810
9,480	Comtech Telecommunications Corporation	98,592
12,320	Convergys Corporation	359,744
20,910	CoreLogic, Inc.[d]	889,930
39,498	Criteo SA ADR[d]	1,427,853
3,300	CSG Systems International, Inc.	125,499
3,240	CTS Corporation	58,968
20,110	Dolby Laboratories, Inc.	957,035
28,495	DST Systems, Inc.	2,740,079
11,230	EarthLink Holdings Corporation	64,236
19,260	eBay, Inc.[d]	549,103
17,290	Entegris, Inc.[d]	274,911
19,360	Envestnet, Inc.[d]	684,376
6,810	EVERTEC, Inc.	103,171
7,820	ExlService Holdings, Inc.[d]	344,315
4,926	F5 Networks, Inc.[d]	680,822
12,050	Fabrinet[d]	457,418
32,920	Facebook, Inc.[d]	4,312,191
27,870	Finisar Corporation[d]	763,081
53,060	FLIR Systems, Inc.	1,746,735
1,540	Forrester Research, Inc.	57,365
32,444	Fortinet, Inc.[d]	1,040,155
3,600	FUJIFILM Holdings NPV	136,119
1,800	Gartner, Inc.[d]	154,872
41,312	Guidewire Software, Inc.[d]	2,373,374
800	Halma plc	10,242
9,790	HP, Inc.	141,857
4,985	IAC/InterActiveCorporation	321,233
37,840	Integrated Device Technology, Inc.[d]	783,666
19,480	Intel Corporation	679,268
34,704	Ixia[d]	414,713
21,691	Juniper Networks, Inc.	571,341
2,640	Keysight Technologies, Inc.[d]	86,592
15,280	Lam Research Corporation	1,480,021
6,840	Liberty Tripadvisor Holdings, Inc.[d]	151,848
14,630	Lionbridge Technologies, Inc.[d]	70,663
3,280	Littelfuse, Inc.	457,560
20,360	M/A-COM Technology Solutions Holdings, Inc.[d]	748,434
7,748	Manhattan Associates, Inc.[d]	392,359
36,770	MasterCard, Inc.	3,935,125
25,339	Maxim Integrated Products, Inc.	1,004,185
3,060	MAXIMUS, Inc.	159,304
15,435	Methode Electronics, Inc.	481,572
400	Micro Focus International plc	10,474
40,330	Microsemi Corporation[d]	1,699,103
95,070	Microsoft Corporation	5,696,594
12,720	Mobileye NVd	472,930
29,416	Monolithic Power Systems, Inc.	2,318,275
5,253	Nanometrics, Inc.[d]	109,735
32,120	National Instruments Corporation	902,251
1,600	NEC Networks & System Integration Corporation	28,435
500	Nice, Ltd.	33,189
11,236	Nice, Ltd. ADR	746,857
800	NS Solutions Corporation	15,255
300	NTT Data Corporation	15,482
37,187	NVIDIA Corporation	2,646,227
10,234	NXP Semiconductors NVd	1,023,400
63,697	Oclaro, Inc.[d]	465,625
16,720	ON Semiconductor Corporation[d]	195,122
71,100	Oracle Corporation	2,731,662
200	Oracle Corporation Japan	10,885
2,660	OSI Systems, Inc.[d]	186,546
7,056	Palo Alto Networks, Inc.[d]	1,085,424
69,020	Pandora Media, Inc.[d]	781,997
20,800	Paylocity Holding Corporation[d]	904,592
53,629	PayPal Holdings, Inc.[d]	2,234,184
27,069	Pegasystems, Inc.	836,432
16,789	Progress Software Corporation[d]	451,792
27,832	Proofpoint, Inc.[d]	2,181,472
8,470	PTC, Inc.[d]	401,817
26,244	Q2 Holdings, Inc.[d]	737,456
1,170	Qorvo, Inc.[d]	65,111
18,180	QUALCOMM, Inc.	1,249,330
2,490	Qualys, Inc.[d]	92,753
13,260	RealPage, Inc.[d]	360,672
11,320	Red Hat, Inc.[d]	876,734
4,850	Rudolph Technologies, Inc.[d]	87,785
50,610	Salesforce.com, Inc.[d]	3,803,848
100	SAP SE	8,810
2,930	ScanSource, Inc.[d]	102,550
9,502	ServiceNow, Inc.[d]	835,321
19,020	ShoreTel, Inc.[d]	126,483
1,030	Silicon Laboratories, Inc.[d]	61,748
781	Software AG	28,385
17,300	SS&C Technologies Holdings, Inc.	552,389
2,830	Stratasys, Ltd.[d]	54,110
18,584	Synopsys, Inc.[d]	1,102,217
46,846	Teradyne, Inc.	1,091,043
2,780	Tessera Technologies, Inc.	103,138
11,910	Texas Instruments, Inc.	843,823
400	Tokyo Electron, Ltd.	36,082
3,020	Total System Services, Inc.	150,638
300	Trend Micro, Inc.	10,564
8,460	Trimble, Inc.[d]	233,834
7,569	Tyler Technologies, Inc.[d]	1,214,068
11,017	Ultimate Software Group, Inc.[d]	2,324,477
200	United Internet AG	8,223
59,984	Virtusa Corporation[d]	1,136,097
33,430	Visa, Inc.	2,758,309
53,980	Xilinx, Inc.	2,745,963
4,000	Yahoo Japan Corporation	15,344
1,550	Yandex NVd	30,519

	Total	122,342,794

Materials (1.8%)
800	Adeka Corporation	12,093
13,365	Agnico Eagle Mines, Ltd.	678,942
114	Air Liquide SA	11,584
5,520	Air Products and Chemicals, Inc.	736,478
9,313	American Vanguard Corporation	141,558
1,449	APERAM	65,899
650	Ashland Global Holdings, Inc.	72,625
9,008	Avery Dennison Corporation	628,668
9,202	Balchem Corporation	698,432
11,172	Ball Corporation	861,026
74,498	Barrick Gold Corporation	1,310,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Materials (1.8%) - continued
12,771	BHP Billiton, Ltd.	$223,120
12,913	BlueScope Steel, Ltd.	76,608
11,210	Boise Cascade Company[d]	215,793
6,850	Cabot Corporation	357,159
5,240	Carpenter Technology Corporation	165,636
12,300	Celanese Corporation	896,916
23,512	Chemtura Corporation[d]	771,194
4,001	Clearwater Paper Corporation[d]	212,453
5,540	Continental Building Products, Inc.[d]	113,293
500	Croda International plc	21,382
21,909	Crown Holdings, Inc.[d]	1,188,563
6,800	Daicel Corporation	89,415
2,000	Denki Kagaku Kogyo KK	9,073
8,090	Dow Chemical Company	435,323
2,721	Eagle Materials, Inc.	220,319
6,090	Eastman Chemical Company	437,932
11,430	Ecolab, Inc.	1,304,963
51,739	Eldorado Gold Corporation[d]	163,495
4,321	Evonik Industries AG	135,319
10,470	Ferro Corporation[d]	135,691
22,270	Ferroglobe plc	205,998
29,052	FMC Corporation	1,362,248
25	Givaudan SA	48,352
50,733	Goldcorp, Inc.	771,142
4,420	Graphic Packaging Holding Company	55,250
1,200	Hexpol AB	9,862
12,170	Huntsman Corporation	206,282
3,394	Ingevity Corporation[d]	140,512
2,240	Innophos Holdings, Inc.	102,682
5,389	Innospec, Inc.	324,687
39,322	International Paper Company	1,770,670
3,110	Kadant, Inc.	160,631
18,990	KapStone Paper and Packaging Corporation	344,479
92,314	Kinross Gold Corporation[d]	356,332
3,270	Koppers Holdings, Inc.[d]	107,092
1,900	Kuraray Company, Ltd.	28,805
3,458	Martin Marietta Materials, Inc.	641,044
10,220	Materion Corporation	309,666
9,940	Methanex Corporation	361,319
4,323	Minerals Technologies, Inc.	290,506
4,800	Mitsubishi Chemical Holdings Corporation	31,516
1,000	Mitsubishi Gas Chemical Company, Inc.	15,391
600	Mitsubishi Materials Corporation	17,191
16,680	Mosaic Company	392,480
25,695	Myers Industries, Inc.	309,625
790	Neenah Paper, Inc.	63,121
600	Newcrest Mining, Ltd.	10,506
40,908	Newmont Mining Corporation	1,515,232
200	Nippon Shokubai Company, Ltd.	13,802
19,851	Norsk Hydro ASA	88,749
25,970	Nucor Corporation	1,268,634
12,280	OMNOVA Solutions, Inc.[d]	93,328
5,488	Orora, Ltd.	12,093
39,427	Owens-Illinois, Inc.[d]	760,941
27,416	Packaging Corporation of America	2,261,820
3,580	PolyOne Corporation	104,643
1,350	Quaker Chemical Corporation	145,125
8,810	Rayonier Advanced Materials, Inc.	113,913
3,750	Reliance Steel & Aluminum Company	257,925
4,816	Royal Gold, Inc.	331,437
1,900	RPC Group plc	22,034
3,330	RPM International, Inc.	158,308
6,810	Schnitzer Steel Industries, Inc.	164,461
1,940	Schweitzer-Mauduit International, Inc.	71,605
11,584	Scotts Miracle-Gro Company	1,020,435
14,790	Sealed Air Corporation	674,868
12,660	Sensient Technologies Corporation	943,297
22,677	Silver Wheaton Corporation	546,742
13,110	Sonoco Products Company	659,302
43,409	Steel Dynamics, Inc.	1,192,011
400	Sumitomo Seika Chemicals Company, Ltd.	14,955
39,610	Teck Resources, Ltd.	854,784
2,000	Tosoh Corporation	13,061
3,099	UPM-Kymmene Oyj	72,088
11,191	Verso Corporation[d]	68,713
2,760	Versum Materials, Inc.[d]	62,652
7,289	Vulcan Materials Company	825,115
20,397	Westrock Company	942,137
74,993	Yamana Gold, Inc.	266,975
3,629	Yara International ASA	128,192

	Total	36,498,138

Real Estate (1.0%)
12,550	American Assets Trust, Inc.	498,360
8,560	American Campus Communities, Inc.	446,062
18,050	Bluerock Residential Growth REIT, Inc.	223,820
61,004	Brixmor Property Group, Inc.	1,550,722
5,010	Camden Property Trust	408,014
10,900	CapitaMall Trust	16,243
1,000	Castellum AB	13,550
52,220	CBL & Associates Properties, Inc.	558,754
65,239	Cedar Realty Trust, Inc.	441,668
22,680	Chatham Lodging Trust	401,436
5,990	City Office REIT, Inc.	75,234
55,570	Corporate Office Properties Trust	1,483,163
16,200	Corrections Corporation of America	234,090
31,931	Cousins Properties, Inc.	248,104
11,870	CubeSmart	309,451
1,000	CyrusOne, Inc.	44,610
100	Daito Trust Construction Company, Ltd.	16,758
118,020	DDR Corporation	1,804,526
16,000	DEXUS Property Group	108,690
4,290	Digital Realty Trust, Inc.	400,815
15,080	Duke Realty Corporation	394,342
16,260	DuPont Fabros Technology, Inc.	663,571
830	EastGroup Properties, Inc.	56,365
12,380	Equity Lifestyle Properties, Inc.	938,899
6,110	First Industrial Realty Trust, Inc.	161,365
21,183	First Potomac Realty Trust	188,952
19,900	Franklin Street Properties Corporation	230,243
10,000	Frasers Centrepoint Trust	14,951
14,150	General Growth Properties, Inc.	353,042
5,271	H&R Real Estate Investment Trust	89,638
1,356	Hamborner REIT AG	13,406
19,610	HFF, Inc.	522,214
7,820	Hospitality Properties Trust	213,955
28,365	Host Hotels & Resorts, Inc.	439,090
7,540	Hudson Pacific Properties, Inc.	253,495
2,200	Hufvudstaden AB	34,050
19,000	Hysan Development Company, Ltd.	87,692
11,490	InfraREIT, Inc.	190,964
12,320	Kite Realty Group Trust	307,138
15,020	LaSalle Hotel Properties	356,725
16,060	Liberty Property Trust	649,306
8,540	Life Storage, Inc.	688,751

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (31.3%)	Value
Real Estate (1.0%) - continued
3,500	Link REIT	$24,899
6,910	Mid-America Apartment Communities, Inc.	640,902
69,877	New World Development Company, Ltd.	86,875
3,991	Parkway, Inc.[d]	71,918
16,059	Pebblebrook Hotel Trust	389,913
17,350	Physicians Realty Trust	343,009
1,987	Potlatch Corporation	76,301
10,980	RE/MAX Holdings, Inc.	477,081
13,610	Retail Properties of America, Inc.	211,908
608	RioCan Real Estate Investment Trust	11,822
12,200	Silver Bay Realty Trust Corporation REIT	204,350
6,000	Sino Land Company, Ltd.	10,188
28,565	Stockland	95,934
19,430	Store Capital Corporation	530,245
26,461	Summit Hotel Properties, Inc.	343,728
28,504	Terreno Realty Corporation	743,954
15,750	Urstadt Biddle Properties, Inc.	338,625
2,000	Wharf Holdings, Ltd.	14,995
2,000	Wheelock and Company, Ltd.	12,308
17,300	Wing Tai Holdings, Ltd.	21,077

	Total	20,782,256

Telecommunications Services (0.2%)
15,160	AT&T, Inc.	557,737
2,100	ATN International, Inc.	142,044
702	BCE, Inc.	31,894
8,800	BT Group plc	40,393
6,754	Cincinnati Bell, Inc.[d]	132,716
3,200	Elisa Oyj	107,812
5,530	FairPoint Communications, Inc.[d]	86,268
2,400	Freenet AG	68,806
7,370	General Communication, Inc.[d]	116,741
6,600	Inteliquent, Inc.	110,814
40,821	KCOM Group plc	58,834
300	KDDI Corporation	9,118
18,876	Koninklijke (Royal) KPN NV	61,550
11,959	Level 3 Communications, Inc.[d]	671,498
200	Millicom International Cellular SA	8,787
3,900	Nippon Telegraph & Telephone Corporation	172,914
1,400	NTT DOCOMO, Inc.	35,160
3,300	Orange SA	51,921
44,725	PCCW, Ltd.	26,623
1,200	Proximus SA	34,347
11,005	SBA Communications Corporation[d]	1,246,647
200	SoftBank Group Corporation	12,596
4,000	Telefonica Deutschland Holding AG	15,513
2,562	Telenor ASA	40,748
16,103	Verizon Communications, Inc.	774,554
4,100	Vodafone Group plc	11,260
21,100	Vonage Holdings Corporation[d]	144,746

	Total	4,772,041

Utilities (0.8%)
1,820	Alliant Energy Corporation	69,251
1,950	American Electric Power Company, Inc.	126,438
12,320	American States Water Company	492,554
18,440	Aqua America, Inc.	566,108
7,040	Artesian Resources Corporation	198,669
25,860	Avista Corporation	1,070,604
14,100	Centrica plc	36,932
5,950	Consolidated Water Company, Ltd.	66,640
7,980	DTE Energy Company	766,160
5,900	DUET Group	10,681
1,300	E.ON SE	9,528
16,610	Edison International, Inc.	1,220,503
19,600	Electricidade de Portugal SA	64,783
31,430	Eversource Energy	1,730,536
12,120	Exelon Corporation	412,928
14,860	Great Plains Energy, Inc.	422,618
5,030	Hawaiian Electric Industries, Inc.	148,385
40,520	MDU Resources Group, Inc.	1,062,029
3,000	Middlesex Water Company	108,300
9,970	NiSource, Inc.	231,902
3,500	NorthWestern Corporation	201,425
24,000	Osaka Gas Company, Ltd.	99,821
19,900	PG&E Corporation	1,236,188
16,880	PNM Resources, Inc.	554,508
15,090	Portland General Electric Company	658,528
13,320	Public Service Enterprise Group, Inc.	560,506
14,100	Redes Energeticas Nacionais SGPS SA	41,203
8,520	Renewable Energy Group, Inc.[d]	74,550
16,670	Southern Company	859,672
7,970	Southwest Gas Corporation	577,506
2,000	Toho Gas Company, Ltd.	18,547
2,700	United Utilities Group plc	31,036
1,771	Unitil Corporation	71,849
34,620	Vectren Corporation	1,741,732

	Total	15,542,620

	Total Common Stock (cost $567,222,352)	626,839,947

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Asset-Backed Securities (0.7%)
	Access Group, Inc.
$153,801	1.034%, 2/25/2036[g,h]	151,305
	AMSR Trust
425,000	1.931%, 11/17/2033[g,h]	425,406
	BA Credit Card Trust
250,000	0.915%, 6/15/2021[h]	250,721
	Capital One Multi-Asset Execution Trust
500,000	0.915%, 1/18/2022[h]	501,189
	Chase Issuance Trust
175,000	1.590%, 2/18/2020	175,942
150,000	1.620%, 7/15/2020	150,998
500,000	0.945%, 5/17/2021[h]	502,050
	Chesapeake Funding II, LLC
350,000	1.880%, 6/15/2028[g]	351,042
	Chesapeake Funding, LLC
48,426	0.976%, 1/7/2025[g,h]	48,420
	Commonbond Student Loan Trust
400,000	2.900%, 10/25/2040[g]	399,851
	DRB Prime Student Loan Trust
373,640	3.200%, 1/25/2040*	380,900
465,754	2.890%, 6/25/2040[g]	462,253
	Earnest Student Loan Program
1,022,574	3.020%, 5/25/2034[g]	1,020,245
	Edlinc Student Loan Funding Trust
106,543	3.410%, 10/1/2025*,h	107,567
	Enterprise Fleet Financing, LLC
57,279	0.870%, 9/20/2019[g]	57,251
	FirstEnergy Ohio PIRB Special Purpose Trust
18,951	0.679%, 1/15/2019	18,924
	Ford Credit Auto Owner Trust
175,000	2.260%, 11/15/2025[g]	178,093

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Asset-Backed Securities (0.7%) - continued
	GoldenTree Loan Opportunities IX, Ltd.
$250,000	2.238%, 10/29/2026*,h	$250,000
	Morgan Stanley Bank of America Merrill Lynch Trust
400,000	3.176%, 8/15/2045	420,846
400,000	3.246%, 12/15/2047	418,620
	Morgan Stanley Capital, Inc.
493,228	0.684%, 2/25/2037[h]	293,530
	Murray Hill Marketplace Trust
515,000	4.190%, 11/25/2022*	515,014
	NCF Dealer Floorplan Master Trust
500,000	3.776%, 3/21/2022*,h	496,139
	OneMain Financial Issuance Trust
300,000	4.100%, 3/20/2028[g]	308,439
	OZLM VIII, Ltd.
140,000	2.320%, 10/17/2026*,h	140,112
	Renaissance Home Equity Loan Trust
2,232,477	5.746%, 5/25/2036[i]	1,499,154
1,228,920	6.011%, 5/25/2036[i]	858,528
	SLM Student Loan Trust
164,094	1.135%, 8/15/2022[g,h]	164,271
2,747	1.282%, 4/25/2023[g,h]	2,745
286,013	1.054%, 3/25/2026[h]	285,789
200,000	1.585%, 5/17/2027[g,h]	201,596
	Sofi Consumer Loan Program, LLC
633,315	3.260%, 8/25/2025[g]	638,280
	SoFi Professional Loan Program, LLC
252,766	2.420%, 3/25/2030[g]	255,237
	Sunset Mortgage Loan Company, LLC
565,153	3.844%, 7/16/2047*,i	566,195
	Vericrest Opportunity Loan Transferee
365,561	3.375%, 10/25/2058*,i	365,064
370,499	3.500%, 9/25/2046[g,i]	370,190
700,000	3.500%, 10/25/2046[g,i]	700,000
	Vericrest Opportunity Loan Trust
381,575	4.250%, 3/26/2046[g,i]	386,366

	Total	14,318,272

Basic Materials (0.1%)
	Albemarle Corporation
40,000	3.000%, 12/1/2019	41,159
	Alcoa Nederland Holding BV
145,000	6.750%, 9/30/2024[g]	150,075
	Anglo American plc
291,000	3.625%, 5/14/2020[e,g]	292,455
	ArcelorMittal SA
275,000	6.500%, 3/1/2021[e]	301,812
	Georgia-Pacific, LLC
90,000	2.539%, 11/15/2019[g]	91,802
	Glencore Funding, LLC
65,000	1.940%, 4/16/2018[g,h]	64,025
126,000	2.875%, 4/16/2020[g]	126,630
	Kinross Gold Corporation
168,000	5.950%, 3/15/2024	176,400
	NOVA Chemicals Corporation
425,000	5.250%, 8/1/2023[g]	432,969
	Novelis Corporation
100,000	5.875%, 9/30/2026[g]	101,250
	Westlake Chemical Corporation
168,000	3.600%, 8/15/2026[g]	167,951

	Total	1,946,528

Capital Goods (0.3%)
	AECOM
360,000	5.875%, 10/15/2024	380,250
	Ball Corporation
175,000	4.375%, 12/15/2020	186,375
	Building Materials Corporation of America
255,000	6.000%, 10/15/2025[g]	272,200
	Cemex Finance, LLC
350,000	9.375%, 10/12/2022[g]	382,375
	CNH Industrial Capital, LLC
330,000	4.375%, 11/6/2020	337,425
	Crown Americas Capital Corporation IV
275,000	4.500%, 1/15/2023	281,875
	General Electric Company
229,000	5.000%, 12/29/2049[j]	242,603
	HD Supply, Inc.
325,000	5.750%, 4/15/2024[g]	341,250
	Huntington Ingalls Industries, Inc.
400,000	5.000%, 12/15/2021[g]	419,000
	L-3 Communications Corporation
168,000	3.950%, 5/28/2024	175,987
	Lockheed Martin Corporation
149,000	2.500%, 11/23/2020	152,858
168,000	4.500%, 5/15/2036	188,129
	Newell Rubbermaid, Inc.
84,000	2.600%, 3/29/2019	85,693
126,000	5.500%, 4/1/2046	148,466
	Northrop Grumman Corporation
120,000	3.850%, 4/15/2045	120,805
	Owens-Brockway Glass Container, Inc.
375,000	5.000%, 9/1/2022[g]	392,344
	Pentair Finance SA
105,000	2.900%, 9/15/2018	106,457
	Republic Services, Inc.
130,000	2.900%, 7/1/2026	129,829
	Reynolds Group Issuer, Inc.
330,000	5.125%, 7/15/2023[g]	338,765
	Roper Industries, Inc.
229,000	2.050%, 10/1/2018	231,123
	Standard Industries, Inc.
150,000	5.500%, 2/15/2023[g]	156,000
	Textron, Inc.
60,000	5.600%, 12/1/2017	62,499
150,000	7.250%, 10/1/2019	170,318
	United Rentals North America, Inc.
550,000	5.500%, 7/15/2025	556,875
	Waste Management, Inc.
35,000	3.125%, 3/1/2025	36,250

	Total	5,895,751

Collateralized Mortgage Obligations (0.7%)
	Alm Loan Funding CLO
140,000	2.310%, 10/17/2026*,h	140,045
	Angel Oak Mortgage Trust I, LLC
229,005	3.500%, 7/25/2046*,i	228,274
	Apidos CLO XVIII
135,000	2.294%, 7/22/2026*,h	134,987
	Ares CLO, Ltd.
450,000	2.164%, 10/12/2023*,h	449,985
	Babson CLO, Ltd.
140,000	2.270%, 10/17/2026*,h	139,884
	BCAP, LLC Trust
391,201	0.714%, 3/25/2037[h]	364,323

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
	Betony CLO, Ltd.
$125,000	2.390%, 4/15/2027*,h	$125,043
	Birchwood Park CLO, Ltd.
140,000	2.320%, 7/15/2026*,h	140,108
	BlueMountain CLO, Ltd.
140,000	2.360%, 10/15/2026*,h	140,338
	Carlyle Global Market Strategies CLO, Ltd.
130,061	2.181%, 7/20/2023*,h	130,169
150,000	2.380%, 10/15/2026*,h	150,393
	Cent CLO 16, LP
140,000	2.007%, 8/1/2024*,h	139,901
	Cent CLO 22, Ltd.
150,000	2.268%, 11/7/2026*,h	150,008
	Citigroup Mortgage Loan Trust, Inc.
196,462	5.500%, 11/25/2035	187,966
	CitiMortgage Alternative Loan Trust
625,051	5.750%, 4/25/2037	536,247
	Countrywide Alternative Loan Trust
163,154	3.031%, 10/25/2035	132,796
116,874	6.500%, 8/25/2036	78,996
124,350	6.000%, 1/25/2037	118,939
566,180	5.500%, 5/25/2037	483,612
519,381	7.000%, 10/25/2037	309,874
	Countrywide Home Loans, Inc.
222,541	5.750%, 4/25/2037	188,847
	Deutsche Alt-A Securities Mortgage Loan Trust
163,717	6.000%, 10/25/2021	146,939
	Dryden 34 Senior Loan Fund CLO
140,000	2.310%, 10/15/2026*,h	140,062
	Federal Home Loan Mortgage Corporation
944,730	4.000%, 7/15/2031[k]	93,435
410,807	3.000%, 2/15/2033[k]	48,557
	Federal National Mortgage Association
834,267	3.500%, 1/25/2033[k]	109,660
	Galaxy XX CLO, Ltd.
450,000	2.331%, 7/20/2027*,h	449,373
	Golub Capital Partners CLO 23M, Ltd.
400,000	2.263%, 5/5/2027*,h	399,912
	J.P. Morgan Mortgage Trust
361,965	3.077%, 10/25/2036	327,056
511,115	0.914%, 1/25/2037[h]	267,996
623,779	6.250%, 8/25/2037	467,802
	Limerock CLO III, LLC
450,000	2.411%, 10/20/2026*,h	449,714
	Madison Park Funding XIV CLO, Ltd.
150,000	2.331%, 7/20/2026*,h	150,208
	Madison Park Funding, Ltd.
400,000	2.107%, 8/15/2022*,h	399,946
	Magnetite XII, Ltd.
450,000	2.380%, 4/15/2027*,h	450,190
	MASTR Alternative Loans Trust
166,532	6.500%, 7/25/2034	166,972
309,983	0.984%, 12/25/2035[h]	143,625
	Merrill Lynch Alternative Note Asset Trust
156,206	6.000%, 3/25/2037	123,676
	Mountain View CLO, Ltd.
450,000	2.340%, 7/15/2027*,h	448,464
	Neuberger Berman CLO, Ltd.
100,000	2.238%, 8/4/2025*,h	100,276
	NZCG Funding CLO, Ltd.
450,000	2.436%, 4/27/2027*,h	448,812
	Octagon Investment Partners XX CLO, Ltd.
140,000	2.258%, 8/12/2026*,h	140,008
	OHA Loan Funding, Ltd.
450,000	2.411%, 10/20/2026*,h	452,783
	Pretium Mortgage Credit Partners, LLC
808,450	4.375%, 11/27/2030*	815,106
	Race Point IX CLO, Ltd.
325,000	2.390%, 4/15/2027*,h	325,408
	Residential Asset Securitization Trust
543,283	0.914%, 8/25/2037[h]	144,993
	Sequoia Mortgage Trust
349,312	3.270%, 9/20/2046	282,559
	Shackleton VII CLO, Ltd.
450,000	2.420%, 4/15/2027*,h	450,912
	Symphony CLO VIII, Ltd.
128,155	1.976%, 1/9/2023*,h	128,072
	Symphony CLO XV, Ltd.
450,000	2.330%, 10/17/2026*,h	450,860
	TBW Mortgage-Backed Trust
1,250,979	5.965%, 7/25/2037	852,247
	Voya CLO 3, Ltd.
140,000	2.302%, 7/25/2026*,h	139,932
	WaMu Mortgage Pass Through Certificates
101,915	2.795%, 9/25/2036	92,332
208,122	2.832%, 10/25/2036	181,413
	Washington Mutual Mortgage Pass Through Certificates Trust
366,229	7.000%, 2/25/2036	271,248
552,890	1.274%, 2/25/2047[h]	411,894

	Total	14,943,177

Commercial Mortgage-Backed Securities (0.3%)
	Citigroup Commercial Mortgage Trust
228,802	1.102%, 11/10/2046	228,400
	Commercial Mortgage Pass-Through Certificates
360,000	1.580%, 6/8/2030[g,h]	360,451
	Credit Suisse First Boston Mortgage Securities
19,876	5.542%, 1/15/2049	19,844
	Federal National Mortgage Association
22,093	1.272%, 1/25/2017	22,079
	Greenwich Capital Commercial Funding Corporation
900,000	5.867%, 12/10/2049	925,894
	GS Mortgage Securities Trust
700,000	3.666%, 9/10/2047	751,573
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
750,000	5.715%, 2/12/2049	761,190
	JPMBB Commercial Mortgage Securities Trust
325,000	3.231%, 1/15/2048	339,158
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	452,725
	SCG Trust
150,000	1.935%, 11/15/2026[g,h]	148,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Commercial Mortgage-Backed Securities (0.3%) - continued
	UBS Commercial Mortgage Trust
$595,616	3.400%, 5/10/2045	$630,007
	WFRBS Commercial Mortgage Trust
450,000	2.870%, 11/15/2045	468,201

	Total	5,108,390

Communications Services (0.7%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	212,481
	Altice Financing SA
295,000	6.625%, 2/15/2023[g]	303,850
	Altice US Finance I Corporation
180,000	5.500%, 5/15/2026[g]	183,600
	AMC Networks, Inc.
505,000	5.000%, 4/1/2024	511,313
	America Movil SAB de CV
90,000	5.000%, 10/16/2019	98,032
	American Tower Corporation
20,000	2.800%, 6/1/2020	20,422
210,000	3.300%, 2/15/2021	218,128
	AT&T, Inc.
65,000	5.875%, 10/1/2019	71,991
60,000	1.768%, 6/30/2020[h]	60,265
112,000	3.875%, 8/15/2021	118,737
95,000	3.000%, 6/30/2022	96,329
294,000	6.350%, 3/15/2040	353,107
125,000	5.550%, 8/15/2041	135,606
170,000	5.150%, 3/15/2042	175,455
95,000	4.750%, 5/15/2046	92,965
	British Sky Broadcasting Group plc
110,000	2.625%, 9/16/2019[g]	111,501
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[g]	423,000
	CenturyLink, Inc.
285,000	6.450%, 6/15/2021	304,237
	Charter Communications Operating, LLC
167,000	6.834%, 10/23/2055[g]	199,124
113,000	3.579%, 7/23/2020[g]	117,165
168,000	4.908%, 7/23/2025[g]	181,197
	Clear Channel Worldwide Holdings, Inc.
480,000	6.500%, 11/15/2022	488,880
	Columbus International, Inc.
350,000	7.375%, 3/30/2021[g]	374,500
	Comcast Corporation
140,000	2.750%, 3/1/2023	143,869
360,000	4.400%, 8/15/2035	396,853
58,000	4.650%, 7/15/2042	64,334
253,000	4.750%, 3/1/2044	286,216
	Cox Communications, Inc.
68,000	9.375%, 1/15/2019[g]	78,107
	Crown Castle International Corporation
196,000	3.400%, 2/15/2021	203,670
371,000	5.250%, 1/15/2023	414,559
75,000	3.700%, 6/15/2026	76,818
	CSC Holdings, LLC
35,000	5.500%, 4/15/2027[g]	35,503
	Digicel, Ltd.
480,000	6.000%, 4/15/2021*	429,456
	Dish DBS Corporation
335,000	5.875%, 7/15/2022	345,887
	FairPoint Communications, Inc.
265,000	8.750%, 8/15/2019[g]	269,637
	Frontier Communications Corporation
405,000	8.875%, 9/15/2020	430,313
	Gray Television, Inc.
345,000	5.125%, 10/15/2024[g]	334,650
	Hughes Satellite Systems Corporation
247,000	6.500%, 6/15/2019	269,539
	Level 3 Communications, Inc.
360,000	5.375%, 1/15/2024	367,200
	Level 3 Financing, Inc.
130,000	5.375%, 5/1/2025	131,950
	Omnicom Group, Inc.
85,000	3.600%, 4/15/2026	88,299
	Quebecor Media, Inc.
235,000	5.750%, 1/15/2023	245,575
	S&P Global, Inc.
168,000	3.300%, 8/14/2020	175,052
	SES Global Americas Holdings GP
135,000	2.500%, 3/25/2019[g]	135,003
	SFR Group SA
435,000	6.000%, 5/15/2022[g]	446,014
	Sprint Communications, Inc.
230,000	6.000%, 11/15/2022	214,332
	Sprint Corporation
265,000	7.625%, 2/15/2025[e]	256,388
	Telefonica Emisiones SAU
97,000	3.192%, 4/27/2018	99,074
	Time Warner Entertainment Company, LP
160,000	8.375%, 3/15/2023	206,749
	Time Warner, Inc.
84,000	3.600%, 7/15/2025	87,292
95,000	6.250%, 3/29/2041	116,141
	T-Mobile USA, Inc.
390,000	6.125%, 1/15/2022	411,450
	Unitymedia Hessen GmbH & Company KG
165,000	5.500%, 1/15/2023[g]	170,981
	Univision Communications, Inc.
120,000	5.125%, 5/15/2023[g]	121,800
	Verizon Communications, Inc.
130,000	1.627%, 6/17/2019[h]	131,130
440,000	3.000%, 11/1/2021	453,157
378,000	5.150%, 9/15/2023	432,379
20,000	5.050%, 3/15/2034	21,703
117,000	4.272%, 1/15/2036	117,479
278,000	4.522%, 9/15/2048	276,452
	Viacom, Inc.
210,000	4.375%, 3/15/2043	193,198
126,000	5.850%, 9/1/2043	141,300
	Vodafone Group plc
168,000	6.150%, 2/27/2037	199,908

	Total	13,871,302

Consumer Cyclical (0.4%)
	Automatic Data Processing, Inc.
40,000	3.375%, 9/15/2025	42,968
	Cinemark USA, Inc.
460,000	4.875%, 6/1/2023	460,575
	CVS Health Corporation
40,000	2.250%, 8/12/2019	40,683
320,000	4.875%, 7/20/2035	360,168
140,000	5.125%, 7/20/2045	163,323
	Daimler Finance North America, LLC
168,000	1.496%, 10/30/2019[g,h]	168,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Consumer Cyclical (0.4%) - continued
	Delphi Automotive plc
$210,000	3.150%, 11/19/2020	$216,400
	eBay, Inc.
85,000	2.500%, 3/9/2018	86,053
	Ford Motor Credit Company, LLC
470,000	5.000%, 5/15/2018	491,992
200,000	2.943%, 1/8/2019	204,060
	General Motors Company
80,000	6.600%, 4/1/2036	94,564
155,000	6.250%, 10/2/2043	177,474
	General Motors Financial Company, Inc.
126,000	3.700%, 11/24/2020	129,854
84,000	4.200%, 3/1/2021	88,371
135,000	4.300%, 7/13/2025	138,107
	Home Depot, Inc.
64,000	2.625%, 6/1/2022	66,061
105,000	3.000%, 4/1/2026	108,955
126,000	4.250%, 4/1/2046	138,294
	Hyundai Capital America
126,000	2.400%, 10/30/2018[g]	127,422
126,000	3.000%, 10/30/2020[g]	129,375
	Jaguar Land Rover Automotive plc
275,000	5.625%, 2/1/2023[g]	284,493
	KB Home
140,000	4.750%, 5/15/2019	143,150
	L Brands, Inc.
275,000	5.625%, 2/15/2022	301,125
	Lear Corporation
210,000	5.250%, 1/15/2025	225,225
	Lennar Corporation
275,000	4.125%, 12/1/2018	282,563
275,000	4.875%, 12/15/2023	280,500
	Live Nation Entertainment, Inc.
210,000	4.875%, 11/1/2024[g]	209,475
	McDonald’s Corporation
125,000	2.750%, 12/9/2020	128,669
	MGM Resorts International
360,000	6.000%, 3/15/2023	389,700
	PulteGroup, Inc.
490,000	4.250%, 3/1/2021	514,500
	Rite Aid Corporation
345,000	6.125%, 4/1/2023[g]	363,975
	Schaeffler Verwaltung Zwei GmbH
345,000	4.500%, 9/15/2023[g]	349,313
	Six Flags Entertainment Corporation
340,000	5.250%, 1/15/2021[g]	350,200
	Time Warner, Inc.
168,000	7.625%, 4/15/2031	234,763
	Toll Brothers Finance Corporation
42,000	8.910%, 10/15/2017	44,678
74,000	4.000%, 12/31/2018	76,405
	West Corporation
290,000	5.375%, 7/15/2022[g]	279,125
	ZF North America Capital, Inc.
380,000	4.500%, 4/29/2022[g]	402,325

	Total	8,293,093

Consumer Non-Cyclical (0.7%)
	AbbVie, Inc.
110,000	2.500%, 5/14/2020	111,383
210,000	3.600%, 5/14/2025	214,144
210,000	4.450%, 5/14/2046	207,233
	Actavis Funding SCS
255,000	4.550%, 3/15/2035	263,290
126,000	4.850%, 6/15/2044	133,306
	Altria Group, Inc.
84,000	2.850%, 8/9/2022	86,413
105,000	2.625%, 9/16/2026	104,118
	Amgen, Inc.
84,000	2.700%, 5/1/2022	85,535
125,000	3.125%, 5/1/2025	127,092
	Anheuser-Busch InBev Finance, Inc.
90,000	2.017%, 2/1/2021[h]	92,284
469,000	3.650%, 2/1/2026	493,511
420,000	4.700%, 2/1/2036	465,586
210,000	4.900%, 2/1/2046	240,143
	Aramark Services, Inc.
250,000	4.750%, 6/1/2026[g]	250,000
	B&G Foods, Inc.
200,000	4.625%, 6/1/2021	205,500
	BAT International Finance plc
80,000	1.360%, 6/15/2018[g,h]	80,103
	Baxter International, Inc.
105,000	2.600%, 8/15/2026	101,683
	Becton, Dickinson and Company
205,000	6.375%, 8/1/2019	229,860
	Biogen, Inc.
75,000	3.625%, 9/15/2022	79,932
	Boston Scientific Corporation
75,000	6.000%, 1/15/2020	83,940
125,000	3.850%, 5/15/2025	131,035
126,000	7.375%, 1/15/2040	165,156
	BRF SA
175,000	4.750%, 5/22/2024[g]	178,080
	Bunge Limited Finance Corporation
108,000	8.500%, 6/15/2019	125,851
120,000	3.500%, 11/24/2020	125,227
	Cardinal Health, Inc.
45,000	1.950%, 6/15/2018	45,355
48,000	4.900%, 9/15/2045	54,805
	Celgene Corporation
180,000	2.875%, 8/15/2020	185,714
40,000	3.550%, 8/15/2022	42,110
105,000	5.000%, 8/15/2045	112,658
	Church & Dwight Company, Inc.
50,000	2.450%, 12/15/2019	50,743
	Cigna Corporation
15,000	5.375%, 2/15/2042	17,500
	ConAgra Foods, Inc.
63,000	7.125%, 10/1/2026	79,448
	EMD Finance, LLC
85,000	1.207%, 3/17/2017[g,h]	85,030
96,000	2.950%, 3/19/2022[g]	98,384
	Energizer Holdings, Inc.
320,000	5.500%, 6/15/2025[g]	324,000
	Envision Healthcare Corporation
365,000	5.125%, 7/1/2022[g]	365,000
	Express Scripts Holding Company
84,000	3.900%, 2/15/2022	89,816
195,000	4.500%, 2/25/2026	208,909
34,000	3.400%, 3/1/2027	33,380
	Fresenius Medical Care US Finance II, Inc.
275,000	5.875%, 1/31/2022[g]	311,492
	Gilead Sciences, Inc.
45,000	2.550%, 9/1/2020	46,119
210,000	2.950%, 3/1/2027	207,635
	Grifols Worldwide Operations, Ltd.
400,000	5.250%, 4/1/2022	417,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Consumer Non-Cyclical (0.7%) - continued
	H. J. Heinz Company
$125,000	3.500%, 7/15/2022	$131,708
	HCA, Inc.
205,000	5.250%, 6/15/2026	214,225
275,000	4.500%, 2/15/2027	271,563
	Imperial Tobacco Finance plc
170,000	2.950%, 7/21/2020[g]	174,560
	JBS USA, LLC
275,000	5.750%, 6/15/2025[g]	269,500
	Kraft Foods Group, Inc.
168,000	5.000%, 6/4/2042	186,103
	Laboratory Corporation of America Holdings
60,000	2.625%, 2/1/2020	60,994
	LifePoint Health, Inc.
275,000	5.500%, 12/1/2021	284,969
95,000	5.375%, 5/1/2024[g]	94,411
	McKesson Corporation
75,000	4.883%, 3/15/2044	81,147
	Mead Johnson Nutrition Company
84,000	3.000%, 11/15/2020	86,835
	Medtronic plc
420,000	4.375%, 3/15/2035	460,737
	Merck & Company, Inc.
65,000	1.182%, 2/10/2020[h]	65,332
30,000	3.700%, 2/10/2045	30,781
	Mondelez International, Inc.
91,000	1.277%, 2/1/2019[h]	90,995
	Mylan NV
170,000	3.000%, 12/15/2018[g]	173,621
	PepsiCo, Inc.
168,000	2.850%, 2/24/2026	173,543
	Pernod Ricard SA
150,000	3.250%, 6/8/2026[g]	150,670
	Perrigo Finance Unlimited Company
255,000	3.500%, 3/15/2021	263,493
	Reynolds American, Inc.
90,000	2.300%, 8/21/2017	90,720
257,000	5.700%, 8/15/2035	310,736
	Roche Holdings, Inc.
130,000	4.000%, 11/28/2044[g]	142,276
	SABMiller Holdings, Inc.
64,000	3.750%, 1/15/2022[g]	68,927
	Safeway, Inc.
4,000	3.400%, 12/1/2016	4,000
	Shire Acquisitions Investments Ireland Designated Activity Company
126,000	2.400%, 9/23/2021	125,023
126,000	3.200%, 9/23/2026	123,729
	Spectrum Brands, Inc.
180,000	5.750%, 7/15/2025	194,850
	Tenet Healthcare Corporation
480,000	8.125%, 4/1/2022	469,200
	Teva Pharmaceutical Finance Netherlands III BV
173,000	2.200%, 7/21/2021	170,912
105,000	2.800%, 7/21/2023	103,324
80,000	4.100%, 10/1/2046	74,265
	Thermo Fisher Scientific, Inc.
63,000	3.000%, 4/15/2023	63,947
	TreeHouse Foods, Inc.
185,000	4.875%, 3/15/2022	191,937
	UnitedHealth Group, Inc.
380,000	4.625%, 7/15/2035	433,439
	VRX Escrow Corporation
570,000	6.125%, 4/15/2025[g]	450,300
	Zoetis, Inc.
168,000	4.700%, 2/1/2043	172,626

	Total	13,610,901

Energy (0.4%)
	Anadarko Petroleum Corporation
125,000	4.850%, 3/15/2021	135,703
	Antero Resources Corporation
290,000	5.125%, 12/1/2022	292,175
	Apache Corporation
165,000	4.750%, 4/15/2043	172,321
	Boardwalk Pipelines, LP
102,000	5.875%, 11/15/2016	102,154
80,000	5.950%, 6/1/2026	88,719
	BP Capital Markets plc
164,000	3.062%, 3/17/2022	170,902
252,000	3.535%, 11/4/2024	263,622
45,000	3.119%, 5/4/2026	45,533
	Buckeye Partners, LP
107,000	2.650%, 11/15/2018	108,186
28,000	3.950%, 12/1/2026[c]	27,966
	Canadian Natural Resources, Ltd.
200,000	3.450%, 11/15/2021	206,028
	CNOOC Nexen Finance
108,000	1.625%, 4/30/2017	108,012
	CNPC General Capital, Ltd.
72,000	2.750%, 4/19/2017[g]	72,385
	Columbia Pipeline Group, Inc.
165,000	2.450%, 6/1/2018	165,695
	Concho Resources, Inc.
205,000	6.500%, 1/15/2022	212,175
273,154	5.500%, 10/1/2022	280,666
	ConocoPhillips Company
105,000	4.200%, 3/15/2021	113,984
	Contura Energy, Inc.
35,000	10.000%, 8/1/2021*	36,925
	Crestwood Midstream Partners, LP
155,000	6.125%, 3/1/2022	158,488
	Devon Energy Corporation
130,000	3.250%, 5/15/2022	130,525
84,000	5.850%, 12/15/2025	96,286
	Ecopetrol SA
80,000	5.875%, 9/18/2023	85,800
	Enbridge Energy Partners, LP
84,000	4.375%, 10/15/2020	89,620
	Enbridge, Inc.
90,000	1.289%, 6/2/2017[e,h]	89,893
	Energy Transfer Partners, LP
168,000	4.650%, 6/1/2021	180,187
90,000	4.900%, 3/15/2035	84,422
	EnLink Midstream Partners, LP
85,000	4.150%, 6/1/2025	82,823
63,000	4.850%, 7/15/2026	64,173
	Enterprise Products Operating, LLC
48,000	5.100%, 2/15/2045	50,945
	EQT Corporation
53,000	5.150%, 3/1/2018	55,059
55,000	8.125%, 6/1/2019	62,731
150,000	4.875%, 11/15/2021	164,045
	Exxon Mobil Corporation
70,000	4.114%, 3/1/2046	75,536
	Magellan Midstream Partners, LP
120,000	5.000%, 3/1/2026	136,107

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Energy (0.4%) - continued
	Marathon Oil Corporation
$126,000	2.700%, 6/1/2020	$124,251
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	67,542
60,000	4.750%, 9/15/2044	53,068
	MEG Energy Corporation
275,000	6.500%, 3/15/2021[g]	237,188
	MPLX, LP
475,000	4.875%, 12/1/2024	496,780
168,000	4.875%, 6/1/2025	175,249
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	260,000
	Noble Energy, Inc.
73,000	5.625%, 5/1/2021	75,689
	Northern Tier Energy, LLC
360,000	7.125%, 11/15/2020	368,100
	Petrobras Global Finance BV
52,000	8.375%, 5/23/2021	57,528
	Petrobras International Finance Company
84,000	5.750%, 1/20/2020	86,688
	Petroleos Mexicanos
124,000	5.500%, 2/4/2019[g]	131,254
68,000	2.378%, 4/15/2025	69,869
	Phillips 66 Partners, LP
105,000	3.550%, 10/1/2026	104,614
	Pioneer Natural Resources Company
46,000	3.450%, 1/15/2021	47,923
85,000	4.450%, 1/15/2026	93,117
	Regency Energy Partners, LP
275,000	5.000%, 10/1/2022	295,087
	Rice Energy, Inc.
275,000	6.250%, 5/1/2022	279,813
	Sabine Pass Liquefaction, LLC
275,000	5.625%, 3/1/2025	290,991
	Schlumberger Holdings Corporation
65,000	3.000%, 12/21/2020[g]	67,445
105,000	4.000%, 12/21/2025[g]	112,769
	Shell International Finance BV
60,000	1.266%, 5/11/2020[h]	60,066
	Suncor Energy, Inc.
95,000	3.600%, 12/1/2024	98,675
	Sunoco Logistics Partners Operations, LP
285,000	4.400%, 4/1/2021	307,445
	Valero Energy Corporation
210,000	3.400%, 9/15/2026	205,534
	Weatherford International, Ltd.
315,000	8.250%, 6/15/2023[e]	326,025

	Total	8,702,501

Financials (1.3%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[g]	210,098
	ACE INA Holdings, Inc.
125,000	4.350%, 11/3/2045	139,540
	AerCap Ireland Capital, Ltd.
80,000	3.750%, 5/15/2019	82,094
84,000	4.625%, 10/30/2020	88,410
360,000	5.000%, 10/1/2021	382,500
84,000	4.625%, 7/1/2022	87,675
	Aetna, Inc.
130,000	2.400%, 6/15/2021	131,179
180,000	2.800%, 6/15/2023	182,401
85,000	3.200%, 6/15/2026	85,300
130,000	4.250%, 6/15/2036	131,909
	Air Lease Corporation
75,000	2.125%, 1/15/2018	75,262
33,000	2.625%, 9/4/2018	33,405
	Aircastle, Ltd.
320,000	5.000%, 4/1/2023	331,200
	Ally Financial, Inc.
180,000	3.750%, 11/18/2019	180,225
200,000	4.125%, 3/30/2020	203,250
	American Express Credit Corporation
130,000	1.407%, 3/18/2019[h]	130,304
	American International Group, Inc.
55,000	3.300%, 3/1/2021	57,497
126,000	4.125%, 2/15/2024	135,446
55,000	3.900%, 4/1/2026	57,611
	Aon plc
63,000	3.875%, 12/15/2025	66,834
	Argos Merger Sub, Inc.
350,000	7.125%, 3/15/2023[e,g]	366,187
	Avalonbay Communities, Inc.
200,000	3.500%, 11/15/2025	207,920
	Banco Santander Chile
155,000	1.776%, 4/11/2017[g,h]	154,612
	Bank of America Corporation
135,000	1.936%, 3/22/2018[h]	136,142
110,000	1.716%, 4/1/2019[h]	110,343
125,000	2.625%, 10/19/2020	127,092
200,000	3.300%, 1/11/2023	205,723
168,000	4.000%, 4/1/2024	179,499
170,000	4.000%, 1/22/2025	174,793
126,000	3.500%, 4/19/2026	129,329
208,000	5.875%, 2/7/2042	263,042
168,000	8.000%, 7/29/2049[j]	171,150
	Bank of New York Mellon Corporation
210,000	2.500%, 4/15/2021	214,119
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
55,000	2.850%, 9/8/2021[g]	56,324
	Barclays Bank plc
42,000	10.179%, 6/12/2021[g]	53,106
	Barclays plc
90,000	2.750%, 11/8/2019	90,722
168,000	3.650%, 3/16/2025	164,947
	BB&T Corporation
55,000	1.595%, 1/15/2020[h]	55,048
	Berkshire Hathaway, Inc.
105,000	2.750%, 3/15/2023	108,118
	BPCE SA
96,000	5.700%, 10/22/2023[g]	104,013
	Caisse Centrale Desjardins du Quebec
75,000	1.552%, 1/29/2018[g,h]	74,919
	Capital One Financial Corporation
90,000	2.450%, 4/24/2019	91,522
	Centene Escrow Corporation
400,000	5.625%, 2/15/2021	419,604
	CIT Group, Inc.
355,000	5.000%, 8/15/2022	378,519
	Citigroup, Inc.
90,000	1.642%, 4/8/2019[h]	90,118
170,000	2.700%, 3/30/2021	172,931
89,000	4.050%, 7/30/2022	94,065
235,000	4.400%, 6/10/2025	248,183
168,000	3.200%, 10/21/2026	167,607
126,000	4.125%, 7/25/2028	129,131
94,000	4.650%, 7/30/2045	102,851

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Financials (1.3%) - continued
	Citizens Bank NA
$250,000	2.300%, 12/3/2018	$252,700
	CoBank ACB
50,000	1.450%, 6/15/2022[h]	47,467
	Compass Bank
90,000	2.750%, 9/29/2019	90,079
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
72,000	3.950%, 11/9/2022	75,478
	Credit Agricole SA
110,000	1.680%, 4/15/2019[g,h]	110,354
	Credit Suisse AG
73,000	5.400%, 1/14/2020	79,127
	Credit Suisse Group Funding, Ltd.
252,000	2.750%, 3/26/2020	252,541
168,000	3.750%, 3/26/2025	166,638
	CyrusOne, LP
275,000	6.375%, 11/15/2022	291,500
	Deutsche Bank AG
252,000	3.375%, 5/12/2021	247,941
	Digital Realty Trust LP
100,000	3.400%, 10/1/2020	103,716
	Discover Bank
190,000	8.700%, 11/18/2019	220,362
	Discover Financial Services
72,000	6.450%, 6/12/2017	74,146
	Duke Realty, LP
30,000	3.875%, 2/15/2021	31,826
90,000	4.375%, 6/15/2022	97,690
	ERP Operating, LP
32,000	3.375%, 6/1/2025	33,155
	European Investment Bank
165,000	1.875%, 3/15/2019	167,564
	Fifth Third Bancorp
93,000	5.450%, 1/15/2017	93,843
52,000	2.875%, 7/27/2020	53,710
55,000	2.875%, 10/1/2021	57,048
	GE Capital International Funding Company
350,000	4.418%, 11/15/2035	381,765
	Genworth Financial, Inc.
63,000	7.700%, 6/15/2020	60,952
	Goldman Sachs Group, Inc.
180,000	2.087%, 4/30/2018[h]	181,666
95,000	1.917%, 11/15/2018[h]	95,789
342,000	5.375%, 3/15/2020	377,582
75,000	2.042%, 4/23/2020[h]	75,440
336,000	5.250%, 7/27/2021	377,643
210,000	2.350%, 11/15/2021	208,724
84,000	3.500%, 1/23/2025	86,147
145,000	4.750%, 10/21/2045	159,474
	Hartford Financial Services Group, Inc.
219,000	5.125%, 4/15/2022	247,802
	HBOS plc
213,000	6.750%, 5/21/2018[g]	226,470
	HCP, Inc.
265,000	4.000%, 12/1/2022	279,245
60,000	3.400%, 2/1/2025	58,807
	HSBC Bank plc
180,000	1.457%, 5/15/2018[g,h]	180,044
	HSBC Holdings plc
125,000	2.650%, 1/5/2022	124,372
200,000	3.600%, 5/25/2023	206,580
200,000	3.900%, 5/25/2026	207,018
200,000	6.875%, 12/29/2049[j]	210,500
	Huntington Bancshares, Inc.
24,000	2.600%, 8/2/2018	24,341
	Huntington National Bank
250,000	2.200%, 11/6/2018	252,365
	Icahn Enterprises, LP
180,000	6.000%, 8/1/2020	176,850
	ING Capital Funding Trust III
90,000	4.438%, 12/29/2049[h,j]	89,437
	Intesa Sanpaolo SPA
170,000	5.250%, 1/12/2024	183,311
	J.P. Morgan Chase & Company
116,000	6.300%, 4/23/2019	128,584
60,000	2.250%, 1/23/2020	60,417
95,000	2.295%, 8/15/2021	95,074
210,000	4.500%, 1/24/2022	231,349
126,000	3.200%, 1/25/2023	130,216
210,000	2.700%, 5/18/2023	210,626
95,000	2.112%, 10/24/2023[h]	94,626
120,000	3.625%, 5/13/2024	126,150
240,000	3.125%, 1/23/2025	241,934
135,000	3.300%, 4/1/2026	137,543
220,000	7.900%, 4/29/2049[j]	226,765
	KeyCorp
100,000	2.900%, 9/15/2020	102,962
	Liberty Mutual Group, Inc.
178,000	4.950%, 5/1/2022[g]	199,521
	Liberty Property, LP
246,000	3.750%, 4/1/2025	255,215
	Lincoln National Corporation
84,000	8.750%, 7/1/2019	97,931
126,000	7.000%, 6/15/2040	160,895
	Lloyds Bank plc
85,000	1.374%, 3/16/2018[h]	84,836
	Merrill Lynch & Company, Inc.
252,000	6.400%, 8/28/2017	262,120
	MetLife, Inc.
125,000	4.050%, 3/1/2045	124,120
	Mizuho Bank, Ltd.
108,000	1.850%, 3/21/2018[g]	108,262
	Morgan Stanley
400,000	6.625%, 4/1/2018	427,077
120,000	2.162%, 4/25/2018[h]	121,274
75,000	2.026%, 1/27/2020[h]	75,747
105,000	2.500%, 4/21/2021	105,831
65,000	4.875%, 11/1/2022	71,393
100,000	4.000%, 7/23/2025	106,558
210,000	4.350%, 9/8/2026	222,956
75,000	4.300%, 1/27/2045	78,539
210,000	5.550%, 12/29/2049[j]	214,987
	MPT Operating Partnership, LP
275,000	6.375%, 3/1/2024	296,313
185,000	5.500%, 5/1/2024	190,550
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	113,387
	National City Corporation
87,000	6.875%, 5/15/2019	97,331
	Prime Security Services Borrower, LLC
310,000	9.250%, 5/15/2023[g]	329,375
	Prudential Financial, Inc.
55,000	2.350%, 8/15/2019	56,002
	Quicken Loans, Inc.
385,000	5.750%, 5/1/2025[g]	380,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Financials (1.3%) - continued
	Realty Income Corporation
$27,000	2.000%, 1/31/2018	$27,153
	Regions Bank
71,000	7.500%, 5/15/2018	76,939
	Regions Financial Corporation
125,000	2.250%, 9/14/2018	126,000
126,000	3.200%, 2/8/2021	130,632
	Reinsurance Group of America, Inc.
50,000	5.625%, 3/15/2017	50,762
81,000	5.000%, 6/1/2021	88,172
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[g]	86,113
	Royal Bank of Scotland Group plc
200,000	3.875%, 9/12/2023	195,812
	Santander Holdings USA, Inc.
115,000	3.450%, 8/27/2018	117,555
	Santander UK Group Holdings plc
147,000	2.875%, 10/16/2020	147,598
	Santander UK plc
48,000	3.050%, 8/23/2018	49,013
	Simon Property Group, LP
42,000	10.350%, 4/1/2019	49,887
55,000	2.500%, 9/1/2020	56,376
140,000	2.750%, 2/1/2023	142,450
	Skandinaviska Enskilda Banken AB
135,000	2.375%, 3/25/2019[g]	136,762
	Standard Chartered plc
120,000	2.100%, 8/19/2019[g]	119,898
	State Street Corporation
85,000	1.701%, 8/18/2020[h]	85,784
	Sumitomo Mitsui Banking Corporation
90,000	1.460%, 1/16/2018[h]	90,080
	Sumitomo Mitsui Financial Group, Inc.
126,000	3.010%, 10/19/2026	125,648
	Svenska Handelsbanken AB
120,000	1.347%, 6/17/2019[h]	120,164
	Synchrony Financial
50,000	1.989%, 2/3/2020[h]	48,943
55,000	3.750%, 8/15/2021	57,707
235,000	4.250%, 8/15/2024	244,951
	Toronto-Dominion Bank
65,000	1.786%, 12/14/2020[h]	65,677
	UBS Group Funding Jersey, Ltd.
210,000	2.950%, 9/24/2020[g]	214,344
126,000	4.125%, 9/24/2025[g]	131,279
	UnitedHealth Group, Inc.
35,000	3.350%, 7/15/2022	37,235
	USB Realty Corporation
50,000	2.027%, 12/29/2049[g,h,j]	44,875
	Voya Financial, Inc.
109,000	2.900%, 2/15/2018	110,796
	Wells Fargo & Company
75,000	1.567%, 1/30/2020[h]	74,860
170,000	2.550%, 12/7/2020	172,968
168,000	3.450%, 2/13/2023	172,443
125,000	3.000%, 2/19/2025	125,177
175,000	3.000%, 4/22/2026	174,193
168,000	3.000%, 10/23/2026	166,847
168,000	4.900%, 11/17/2045	180,595
	Welltower, Inc.
27,000	2.250%, 3/15/2018	27,238
65,000	3.750%, 3/15/2023	67,764
55,000	4.000%, 6/1/2025	57,586

	Total	25,017,957

Foreign Government (<0.1%)
	Export-Import Bank of Korea
75,000	2.250%, 1/21/2020	75,625
	Kommunalbanken AS
125,000	1.500%, 10/22/2019[g]	125,384
	Mexico Government International Bond
125,000	4.350%, 1/15/2047	118,250
100,000	4.125%, 1/21/2026	105,700

	Total	424,959

Mortgage-Backed Securities (5.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
9,050,000	3.000%, 11/1/2031[c]	9,470,684
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,675,000	4.000%, 11/1/2046[c]	3,930,958
	Federal National Mortgage Association Conventional
12,300,000	3.000%, 11/1/2046[c]	12,663,234
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,850,000	2.500%, 11/1/2031[c]	6,019,559
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
419,559	1.735%, 7/1/2043[h]	431,121
223,362	2.043%, 7/1/2043[h]	229,854
230,282	2.088%, 8/1/2043[h]	237,132
36,100,000	3.500%, 11/1/2046[c]	37,899,361
18,850,000	4.000%, 11/1/2046[c]	20,184,225
7,915,000	4.500%, 11/1/2046[c]	8,650,848

	Total	99,716,976

Technology (0.3%)
	Amphenol Corporation
69,000	2.550%, 1/30/2019	70,370
	Apple, Inc.
60,000	1.117%, 5/6/2020[h]	59,896
294,000	3.200%, 5/13/2025	307,776
126,000	4.650%, 2/23/2046	138,870
	Cisco Systems, Inc.
80,000	1.342%, 3/1/2019[h]	80,447
	CommScope Technologies Finance, LLC
245,000	6.000%, 6/15/2025[g]	257,250
	Diamond 1 Finance Corporation
105,000	3.480%, 6/1/2019[g]	107,730
83,000	5.450%, 6/15/2023[g]	88,881
63,000	6.020%, 6/15/2026[g]	68,673
126,000	8.100%, 7/15/2036[g]	150,414
84,000	8.350%, 7/15/2046[g]	101,782
	Equinix, Inc.
185,000	5.750%, 1/1/2025	195,637
	Fidelity National Information Services, Inc.
145,000	2.850%, 10/15/2018	148,302
124,000	3.625%, 10/15/2020	130,792
	First Data Corporation
185,000	5.375%, 8/15/2023[g]	191,475

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Technology (0.3%) - continued
	Hewlett Packard Enterprise Company
$96,000	2.700%, 10/5/2017[g]	$97,216
48,000	3.100%, 10/5/2018[g]	49,076
48,000	4.650%, 10/15/2022[g]	51,704
	IMS Health, Inc.
360,000	6.000%, 11/1/2020[g]	365,400
	Intel Corporation
30,000	3.100%, 7/29/2022	31,673
65,000	3.700%, 7/29/2025	71,011
189,000	4.100%, 5/19/2046	194,442
	International Business Machines Corporation
168,000	4.700%, 2/19/2046	187,890
	Iron Mountain, Inc.
310,000	6.000%, 8/15/2023	329,375
	Microsoft Corporation
270,000	4.750%, 11/3/2055	302,668
270,000	4.200%, 11/3/2035	296,475
150,000	3.700%, 8/8/2046	146,576
	NXP BV
345,000	3.875%, 9/1/2022[g]	364,838
	Oracle Corporation
55,000	2.500%, 5/15/2022	55,617
168,000	2.400%, 9/15/2023	167,577
160,000	2.950%, 5/15/2025	163,407
	Plantronics, Inc.
275,000	5.500%, 5/31/2023[g]	279,812
	Qualcomm, Inc.
126,000	3.000%, 5/20/2022	131,329
	Seagate HDD Cayman
84,000	4.875%, 6/1/2027	75,894
	Sensata Technologies UK Financing Company plc
200,000	6.250%, 2/15/2026[g]	216,500
	Western Digital Corporation
335,000	10.500%, 4/1/2024[g]	386,925

	Total	6,063,700

Transportation (0.1%)
	Air Canada Pass Through Trust
46,581	3.875%, 3/15/2023[g]	45,417
	American Airlines Pass Through Trust
100,223	3.375%, 5/1/2027	102,228
	Avis Budget Car Rental, LLC
255,000	5.125%, 6/1/2022[e,g]	249,900
185,000	6.375%, 4/1/2024[g]	185,925
	Burlington Northern Santa Fe, LLC
125,000	5.050%, 3/1/2041	147,400
180,000	3.900%, 8/1/2046	184,032
	Continental Airlines, Inc.
53,803	4.150%, 4/11/2024	57,897
	CSX Corporation
168,000	4.250%, 11/1/2066	161,988
42,000	3.700%, 11/1/2023	45,150
	Delta Air Lines, Inc.
26,658	4.950%, 5/23/2019	28,058
	ERAC USA Finance, LLC
30,000	2.800%, 11/1/2018[g]	30,584
	J.B. Hunt Transport Services, Inc.
50,000	3.300%, 8/15/2022	51,796
	Southwest Airlines Company
97,000	2.750%, 11/6/2019	99,878
	Virgin Australia Holdings, Ltd.
27,193	5.000%, 10/23/2023[g]	28,212
	XPO Logistics, Inc.
270,000	6.500%, 6/15/2022[g]	280,800

	Total	1,699,265

U.S. Government and Agencies (3.9%)
	U.S. Treasury Bonds
550,000	5.250%, 11/15/2028	744,025
1,175,000	4.375%, 5/15/2040	1,576,749
6,780,000	3.000%, 5/15/2042	7,380,667
6,700,000	3.625%, 2/15/2044	8,142,858
462,000	2.250%, 8/15/2046	429,678
	U.S. Treasury Bonds, TIPS
14,712,363	0.125%, 1/15/2023	14,923,147
12,061,959	0.625%, 1/15/2026	12,590,611
9,402,348	1.000%, 2/15/2046	10,129,093
	U.S. Treasury Notes
2,200,000	0.750%, 2/15/2019	2,191,578
2,000,000	1.000%, 10/15/2019	2,000,078
2,840,000	1.500%, 10/31/2019	2,880,493
5,000,000	1.375%, 9/30/2020	5,033,595
1,750,000	1.375%, 5/31/2021	1,756,631
8,634,000	1.125%, 8/31/2021	8,557,779
120,000	1.625%, 8/15/2022	120,998
168,000	1.375%, 9/30/2023	165,349

	Total	78,623,329

Utilities (0.4%)
	AES Corporation
275,000	7.375%, 7/1/2021	310,063
	American Electric Power Company, Inc.
253,000	2.950%, 12/15/2022	261,601
	Arizona Public Service Company
65,000	2.200%, 1/15/2020	66,168
	Berkshire Hathaway Energy Company
45,000	2.400%, 2/1/2020	45,823
	Calpine Corporation
275,000	5.375%, 1/15/2023	272,250
	Chesapeake Midstream Partners, LP
210,000	6.125%, 7/15/2022	218,039
	CMS Energy Corporation
126,000	2.950%, 2/15/2027	125,737
	Commonwealth Edison Company
125,000	3.700%, 3/1/2045	126,142
105,000	4.350%, 11/15/2045	115,906
	Consolidated Edison Company of New York, Inc.
63,000	4.500%, 12/1/2045	70,303
	Consolidated Edison, Inc.
84,000	2.000%, 5/15/2021	84,152
	Dominion Resources, Inc.
180,000	2.962%, 7/1/2019	184,118
	DTE Electric Company
95,000	3.700%, 3/15/2045	97,394
135,000	3.700%, 6/1/2046	138,663
	DTE Energy Company
25,000	2.400%, 12/1/2019	25,433
	Duke Energy Corporation
175,000	2.100%, 6/15/2018	176,703
168,000	3.750%, 9/1/2046	158,985
	Duke Energy Indiana, LLC
170,000	3.750%, 5/15/2046	170,397
	Dynegy, Inc.
180,000	6.750%, 11/1/2019	182,176
320,000	7.375%, 11/1/2022	308,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (15.3%)	Value
Utilities (0.4%) - continued
	Edison International
$170,000	2.950%, 3/15/2023	$174,284
	Emera U.S. Finance, LP
130,000	2.150%, 6/15/2019[g]	131,144
130,000	4.750%, 6/15/2046[g]	138,151
	Enel Finance International NV
37,000	6.250%, 9/15/2017[g]	38,497
	Energy Transfer Equity, LP
275,000	5.500%, 6/1/2027	268,125
	Eversource Energy
55,000	1.600%, 1/15/2018	55,092
	Exelon Corporation
90,000	5.100%, 6/15/2045	101,772
126,000	4.450%, 4/15/2046	131,079
	Exelon Generation Company, LLC
123,000	5.200%, 10/1/2019	134,524
50,000	2.950%, 1/15/2020	51,304
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	31,868
84,000	5.300%, 7/1/2043	94,839
	Kinder Morgan Energy Partners, LP
130,000	3.500%, 3/1/2021	133,635
	MidAmerican Energy Holdings Company
252,000	6.500%, 9/15/2037	342,998
	Monongahela Power Company
95,000	5.400%, 12/15/2043[g]	117,826
	National Rural Utilities Cooperative Finance Corporation
150,000	2.300%, 11/1/2020	152,712
	NextEra Energy Capital Holdings, Inc.
105,000	2.300%, 4/1/2019	106,463
	NiSource Finance Corporation
245,000	5.650%, 2/1/2045	303,841
	Northern States Power Company
140,000	4.125%, 5/15/2044	152,903
	NRG Energy, Inc.
275,000	6.625%, 3/15/2023	274,313
	Oncor Electric Delivery Company, LLC
96,000	3.750%, 4/1/2045	97,347
	Pacific Gas & Electric Company
126,000	4.250%, 3/15/2046	136,682
	PG&E Corporation
45,000	2.400%, 3/1/2019	45,730
	PPL Capital Funding, Inc.
54,000	3.500%, 12/1/2022	56,881
195,000	5.000%, 3/15/2044	216,976
	Regency Energy Partners, LP
168,000	5.875%, 3/1/2022	188,155
	Sempra Energy
120,000	6.150%, 6/15/2018	128,282
60,000	2.400%, 3/15/2020	60,935
	Southern California Edison Company
35,000	2.400%, 2/1/2022	35,567
	Southern Company
170,000	1.850%, 7/1/2019	170,983
165,000	4.400%, 7/1/2046	174,260
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	63,270
	TransAlta Corporation
125,000	1.900%, 6/3/2017	124,858
	Williams Partners, LP
170,000	5.100%, 9/15/2045	163,364

	Total	7,737,313

	Total Long-Term Fixed Income (cost $300,065,978)	305,973,414

Shares	Preferred Stock (<0.1%)	Value
Energy (<0.1%)
752	Alpha Natural Resources, Inc.,
	0.000%[d]	4,700
752	ANR Holdings, Inc., 0.000%[d]	1,278

	Total	5,978

	Total Preferred Stock (cost $1,235)	5,978

Shares	Collateral Held for Securities Loaned (0.1%)	Value
2,585,839	Thrivent Cash Management Trust	2,585,839

	Total Collateral Held for Securities Loaned (cost $2,585,839)	2,585,839

Shares or Principal Amount	Short-Term Investments (12.1%)[l]	Value
	Federal Home Loan Bank Discount Notes
7,600,000	0.344%, 1/6/2017[m]	7,595,539
2,100,000	0.349%, 1/20/2017[m]	2,098,507
	Thrivent Core Short-Term Reserve Fund
23,163,168	0.790%	231,631,678

	Total Short-Term Investments (cost $241,325,256)	241,325,724

	Total Investments (cost $1,881,593,406) 105.2%	$2,104,484,011

	Other Assets and Liabilities, Net (5.2%)	(103,868,763)

	Total Net Assets 100.0%	$2,000,615,248

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $27,782,599 or 1.4% of total net assets.

h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Aggressive Allocation Fund as of October 31, 2016 was $11,696,545 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$139,930
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	228,601
Apidos CLO XVIII, 7/22/2026	6/25/2014	134,662
Ares CLO, Ltd., 10/12/2023	5/15/2015	450,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	139,930
Betony CLO, Ltd., 4/15/2027	2/25/2015	125,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	140,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	139,859
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	130,061
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	150,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	140,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	150,000
Contura Energy, Inc., 8/1/2021	3/28/2016	27,521
Digicel, Ltd., 4/15/2021	8/18/2014	460,321
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	378,336
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	140,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	107,242
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	450,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	399,000
Limerock CLO III, LLC, 10/20/2026	10/16/2014	450,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	149,820
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	400,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	450,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	448,835
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	514,986
NCF Dealer Floorplan Master Trust, 3/21/2022	4/8/2016	490,437
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	100,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	450,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	140,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	448,875
OZLM VIII, Ltd., 10/17/2026	8/7/2014	139,202
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	807,685
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	325,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	450,000
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	565,153
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	128,155
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	446,625
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	360,534
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	139,790

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$1,825,285
Common Stock	667,758

Total lending	$2,493,043
Gross amount payable upon return of collateral for securities loaned	$2,585,839

Net amounts due to counterparty	$92,796

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.8%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$204,314	10.000%, 10/5/2021	$208,570
	Fortescue Metals Group, Ltd., Term Loan
485,703	3.750%, 6/30/2019	485,247
	Ineos US Finance, LLC, Term Loan
933,212	3.750%, 12/15/2020	935,349
	Tronox Pigments BV, Term Loan
526,400	4.500%, 3/19/2020	523,647

	Total	2,152,813

Capital Goods (0.1%)
	Accudyne Industries, LLC, Term Loan
338,042	4.000%, 12/13/2019	310,296
	Advanced Disposal Services, Inc., Term Loan
275,000	0.000%, 10/28/2023[b,c]	275,344
	Cortes NP Acquisition Corporation, Term Loan
850,000	0.000%, 10/3/2023[b,c]	844,687

	Total	1,430,327

Communications Services (0.5%)
	Altice US Finance I Corporation, Term Loan
504,259	3.750%, 1/15/2025	505,646
	Beasley Broadcast Group, Inc., Term Loan
240,000	0.000%, 10/4/2023[b,c]	237,300
	FairPoint Communications, Inc., Term Loan
584,929	7.500%, 2/14/2019	585,736
	Grande Communications Networks, LLC, Term Loan
628,896	4.500%, 5/29/2020	628,110
	Hargray Communications Group, Inc., Term Loan
572,125	4.750%, 6/26/2019	574,986
	Integra Telecom Holdings, Inc., Term Loan
369,410	5.250%, 8/14/2020	367,334
194,057	9.750%, 2/12/2021	186,417
	Intelsat Jackson Holdings SA, Term Loan
198,591	3.750%, 6/30/2019	189,676
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
905,000	4.500%, 1/7/2022	889,914
	LTS Buyer, LLC, Term Loan
593,813	4.088%, 4/13/2020	594,406
34,787	8.000%, 4/12/2021	34,809
	NEP Broadcasting, LLC, Term Loan
62,857	10.000%, 7/22/2020	62,936
	NEP/NCP Holdco, Inc., Term Loan
816,152	4.250%, 1/22/2020	813,345
	Syniverse Holdings, Inc., Term Loan
554,934	4.000%, 4/23/2019	510,195
	TNS, Inc., Term Loan
355,992	5.000%, 2/14/2020	357,107
	Univision Communications, Inc., Term Loan
706,458	4.000%, 3/1/2020	707,560
	Virgin Media Investment Holdings, Ltd., Term Loan
585,672	3.500%, 6/30/2023	587,944
	WideOpenWest Finance, LLC, Term Loan
525,000	4.500%, 8/18/2023	523,567
	WMG Acquisition Corporation, Term Loan
183,389	3.750%, 7/1/2020	182,996
	Yankee Cable Acquisition, LLC, Term Loan
462,408	4.250%, 3/1/2020	462,699
	Zayo Group, LLC, Term Loan
837,187	3.750%, 5/6/2021	841,088

	Total	9,843,771

Consumer Cyclical (0.3%)
	Amaya BV, Term Loan
1,020,276	5.000%, 8/1/2021	1,018,837
	Burlington Coat Factory Warehouse Corporation, Term Loan
496,130	3.500%, 8/13/2021	499,385
	Cengage Learning Acquisitions, Term Loan
698,250	5.250%, 6/7/2023	681,813
	Ceridian HCM Holding, Inc., Term Loan
264,183	4.500%, 9/15/2020	258,899
	Golden Nugget, Inc., Term Loan
268,494	4.500%, 11/21/2019	271,348
	Golden Nugget, Inc., Term Loan Delayed Draw
115,069	4.500%, 11/21/2019	116,292
	IMG Worldwide, Inc., Term Loan
585,520	5.250%, 5/6/2021	588,009
300,000	8.250%, 5/6/2022	299,376
	Mohegan Tribal Gaming Authority, Term Loan
425,000	0.000%, 9/30/2023[b,c]	423,275
	Scientific Games International, Inc., Term Loan
268,108	6.000%, 10/18/2020	269,531
895,748	6.000%, 10/1/2021	899,107

	Total	5,325,872

Consumer Non-Cyclical (0.3%)
	Albertson’s, LLC, Term Loan
253,726	4.750%, 12/21/2022	256,236
483,809	4.750%, 6/22/2023	488,851
	CHS/Community Health Systems, Inc., Term Loan
678,283	4.000%, 1/27/2021	639,790
	Mallinckrodt International Finance SA, Term Loan
198,481	3.588%, 3/19/2021	198,481
	McGraw-Hill Global Education Holdings, LLC, Term Loan
598,500	5.000%, 5/4/2022	596,878
	MultiPlan, Inc., Term Loan
344,438	5.000%, 6/7/2023	347,989
	Ortho-Clinical Diagnostics, Inc., Term Loan
739,182	4.750%, 6/30/2021	721,316
	PetSmart, Inc., Term Loan
199,494	4.000%, 3/11/2022[b,c]	199,885
	Valeant Pharmaceuticals International, Inc., Term Loan
1,131,805	5.500%, 4/1/2022	1,127,560

	Total	4,576,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.8%)[a]	Value
Energy (0.1%)
	Energy Solutions, LLC, Term Loan
$290,463	6.750%, 5/29/2020	$290,463
	Expro Holdings UK 2, Ltd., Term Loan
343,000	5.750%, 9/2/2021	297,638
	Houston Fuel Oil Terminal, LLC, Term Loan
617,400	4.250%, 8/19/2021	606,595
	McJunkin Red Man Corporation, Term Loan
343,843	5.000%, 11/8/2019	340,550
	MEG Energy Corporation, Term Loan
303,408	3.750%, 3/31/2020	285,819
	Pacific Drilling SA, Term Loan
420,862	4.500%, 6/3/2018	118,368
	Targa Resources Partners, LP, Term Loan
131,419	5.750%, 2/27/2022	131,583
	Western Refining, Inc., Term Loan
299,250	5.500%, 6/23/2023	298,690

	Total	2,369,706

Financials (0.1%)
	DJO Finance, LLC, Term Loan
395,000	4.250%, 6/7/2020	390,556
	Harland Clarke Holdings Corporation, Term Loan
111,750	6.993%, 8/4/2019	110,843
443,625	7.000%, 12/31/2019	440,484
	MoneyGram International, Inc., Term Loan
624,231	4.250%, 3/27/2020	605,504
	Telenet International Finance Luxembourg SA, Term Loan
515,000	4.357%, 6/30/2024	515,108
	WaveDivision Holdings, LLC, Term Loan
585,874	4.000%, 10/15/2019	587,192

	Total	2,649,687

Technology (0.2%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
742,191	3.535%, 2/1/2023	749,509
	First Data Corporation, Term Loan
340,000	0.000%, 3/24/2021[b,c]	341,360
595,000	4.274%, 7/8/2022	599,094
	Interception Merger Sub, Inc., Term Loan
220,000	0.000%, 10/26/2023[b,c]	221,135
	Micron Technologies, Inc., Term Loan
149,625	4.637%, 4/26/2022	150,467
	ON Semiconductor Corporation, Term Loan
765,000	3.777%, 3/31/2023	769,207
	SS&C European Holdings SARL, Term Loan
340,419	4.000%, 7/8/2022	342,867
41,429	4.000%, 7/8/2022	41,727
	Western Digital Corporation, Term Loan
713,213	4.500%, 4/29/2023	720,851

	Total	3,936,217

Transportation (0.1%)
	OSG Bulk Ships, Inc., Term Loan
395,523	5.250%, 8/5/2019	392,062
	XPO Logistics, Inc., Term Loan
531,293	4.250%, 10/30/2021	533,759

	Total	925,821

Utilities (<0.1%)
	Intergen NV, Term Loan
316,676	5.500%, 6/12/2020	299,259
	Talen Energy Supply, LLC, Term Loan
182,140	0.000%, 10/18/2023[b,c]	181,912

	Total	481,171

	Total Bank Loans (cost $33,996,304)	33,692,371

Shares	Registered Investment Companies (38.9%)	Value
Affiliated Equity Holdings (27.1%)
12,133,177	Thrivent Large Cap Growth Fund	109,077,260
1,587,961	Thrivent Large Cap Stock Fund	39,714,901
7,375,203	Thrivent Large Cap Value Fund	144,258,964
3,310,082	Thrivent Mid Cap Stock Fund	79,441,957
11,415,969	Thrivent Partner Worldwide Allocation Fund	110,849,059
1,064,587	Thrivent Small Cap Stock Fund	22,015,655

	Total	505,357,796

Affiliated Fixed Income Holdings (10.9%)
7,062,740	Thrivent High Yield Fund	33,618,643
11,599,057	Thrivent Income Fund	107,291,277
4,966,752	Thrivent Limited Maturity Bond Fund	61,985,059

	Total	202,894,979

Equity Funds/ETFs (0.6%)
3,510	iShares MSCI EAFE Index Fund	202,948
10,439	iShares Russell 2000 Growth Index Fund	1,460,103
6,145	iShares Russell 2000 Index Fund	728,182
830	iShares Russell 2000 Value Index Fund	84,228
2,790	Materials Select Sector SPDR Fund	130,433
34,945	SPDR S&P 500 ETF Trust	7,427,560
10,400	SPDR S&P Biotech ETF	583,960
350	SPDR S&P MidCap 400 ETF Trust	96,170

	Total	10,713,584

Fixed Income Funds/ETFs (0.3%)
20,000	iShares Barclays 1-3 Year Credit Bond Fund	2,111,000
21,200	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,564,776
18,600	Vanguard Short-Term Corporate Bond ETF	1,493,952

	Total	6,169,728

	Total Registered Investment Companies (cost $576,848,845)	725,136,087

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Asset-Backed Securities (0.9%)
	Access Group, Inc.
128,167	1.034%, 2/25/2036[d,e]	126,088
	AMSR Trust
725,000	1.931%, 11/17/2033[d,e]	725,693
	BA Credit Card Trust
300,000	0.915%, 6/15/2021[e]	300,865
	Capital One Multi-Asset Execution Trust
400,000	0.915%, 1/18/2022[e]	400,951

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Asset-Backed Securities (0.9%) - continued
	Chase Issuance Trust
$250,000	1.590%, 2/18/2020	$251,346
175,000	1.620%, 7/15/2020	176,165
350,000	0.945%, 5/17/2021[e]	351,435
	Chesapeake Funding, LLC
121,066	0.976%, 1/7/2025[d,e]	121,050
	Commonbond Student Loan Trust
675,000	2.900%, 10/25/2040[d]	674,749
	DRB Prime Student Loan Trust
705,764	3.200%, 1/25/2040*	719,478
745,207	2.890%, 6/25/2040[d]	739,605
	Earnest Student Loan Program
889,195	3.020%, 5/25/2034[d]	887,169
	Edlinc Student Loan Funding Trust
40,841	3.410%, 10/1/2025*,e	41,234
	Enterprise Fleet Financing, LLC
57,279	0.870%, 9/20/2019[d]	57,251
	FirstEnergy Ohio PIRB Special Purpose Trust
15,792	0.679%, 1/15/2019	15,770
	Ford Credit Auto Owner Trust
225,000	2.260%, 11/15/2025[d]	228,976
	GoldenTree Loan Opportunities IX, Ltd.
250,000	2.238%, 10/29/2026*,e	250,000
	Morgan Stanley Bank of America Merrill Lynch Trust
700,000	3.176%, 8/15/2045	736,480
700,000	3.246%, 12/15/2047	732,585
	Morgan Stanley Capital, Inc.
920,060	0.684%, 2/25/2037[e]	547,546
	Murray Hill Marketplace Trust
900,000	4.190%, 11/25/2022*	900,025
	NCF Dealer Floorplan Master Trust
1,000,000	3.776%, 3/21/2022*,e	992,279
	OneMain Financial Issuance Trust
525,000	4.100%, 3/20/2028[d]	539,769
	OZLM VIII, Ltd.
210,000	2.320%, 10/17/2026*,e	210,168
	Renaissance Home Equity Loan Trust
1,335,362	6.011%, 5/25/2036[f]	932,889
	SLM Student Loan Trust
122,308	1.135%, 7/15/2022[d,e]	122,430
123,503	1.135%, 8/15/2022[d,e]	123,635
3,496	1.282%, 4/25/2023[d,e]	3,493
75,000	1.585%, 5/17/2027[d,e]	75,598
	Sofi Consumer Loan Program, LLC
904,735	3.260%, 8/25/2025[d]	911,828
	SoFi Professional Loan Program, LLC
452,319	2.420%, 3/25/2030[d]	456,741
	Sunset Mortgage Loan Company, LLC
989,019	3.844%, 7/16/2047*,f	990,842
	Vericrest Opportunity Loan Transferee
652,787	3.375%, 10/25/2058*,f	651,899
957,145	4.250%, 2/26/2046[d,f]	968,076
642,197	3.500%, 9/25/2046[d,f]	641,663
	Vericrest Opportunity Loan Trust
699,554	4.250%, 3/26/2046[d,f]	708,338
	Volvo Financial Equipment, LLC
263,715	0.820%, 4/16/2018[d]	263,506

	Total	17,577,615

Basic Materials (0.2%)
	Albemarle Corporation
60,000	3.000%, 12/1/2019	61,738
	Alcoa Nederland Holding BV
250,000	6.750%, 9/30/2024[d]	258,750
	Anglo American plc
512,000	3.625%, 5/14/2020[d]	514,560
	ArcelorMittal SA
325,000	6.500%, 3/1/2021	356,687
	Georgia-Pacific, LLC
135,000	2.539%, 11/15/2019[d]	137,704
	Glencore Funding, LLC
100,000	1.940%, 4/16/2018[d,e]	98,500
232,000	2.875%, 4/16/2020[d]	233,160
	Kinross Gold Corporation
304,000	5.950%, 3/15/2024	319,200
	NOVA Chemicals Corporation
664,000	5.250%, 8/1/2023[d]	676,450
	Novelis Corporation
175,000	5.875%, 9/30/2026[d]	177,188
	Westlake Chemical Corporation
304,000	3.600%, 8/15/2026[d]	303,911

	Total	3,137,848

Capital Goods (0.6%)
	AECOM
590,000	5.875%, 10/15/2024	623,187
	Ball Corporation
450,000	4.375%, 12/15/2020	479,250
	Building Materials Corporation of America
460,000	6.000%, 10/15/2025[d]	491,027
	Case New Holland, Inc.
206,000	7.875%, 12/1/2017	218,102
	Cemex Finance, LLC
580,000	9.375%, 10/12/2022[d]	633,650
	CNH Industrial NV
450,000	4.500%, 8/15/2023	452,250
	Crown Americas Capital Corporation IV
325,000	4.500%, 1/15/2023	333,125
	General Electric Company
415,000	5.000%, 12/29/2049[g]	439,651
	HD Supply, Inc.
555,000	5.750%, 4/15/2024[d]	582,750
	Huntington Ingalls Industries, Inc.
600,000	5.000%, 12/15/2021[d]	628,500
	L-3 Communications Corporation
312,000	3.950%, 5/28/2024	326,833
	Lockheed Martin Corporation
267,000	2.500%, 11/23/2020	273,913
304,000	4.500%, 5/15/2036	340,424
	Newell Rubbermaid, Inc.
156,000	2.600%, 3/29/2019	159,144
234,000	5.500%, 4/1/2046	275,724
	Northrop Grumman Corporation
280,000	3.850%, 4/15/2045	281,878
	Owens-Brockway Glass Container, Inc.
615,000	5.000%, 9/1/2022[d]	643,444
	Pentair Finance SA
325,000	2.900%, 9/15/2018	329,510
	Republic Services, Inc.
235,000	2.900%, 7/1/2026	234,691
	Reynolds Group Issuer, Inc.
860,000	5.125%, 7/15/2023[d]	882,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Capital Goods (0.6%) - continued
	Roper Industries, Inc.
$363,000	2.050%, 10/1/2018	$366,365
	Standard Industries, Inc.
195,000	5.500%, 2/15/2023[d]	202,800
	Textron, Inc.
190,000	5.600%, 12/1/2017	197,915
250,000	7.250%, 10/1/2019	283,863
	United Rentals North America, Inc.
950,000	5.500%, 7/15/2025	961,875
	Waste Management, Inc.
75,000	3.125%, 3/1/2025	77,679

	Total	10,720,392

Collateralized Mortgage Obligations (1.4%)
	Alm Loan Funding CLO
210,000	2.310%, 10/17/2026*,e	210,068
	Alternative Loan Trust
259,015	6.000%, 6/25/2036	226,544
	Angel Oak Mortgage Trust I, LLC
366,408	3.500%, 7/25/2046*,f	365,238
	Apidos CLO XVIII
215,000	2.294%, 7/22/2026*,e	214,980
	Ares CLO, Ltd.
525,000	2.164%, 10/12/2023*,e	524,982
	Babson CLO, Ltd.
210,000	2.270%, 10/17/2026*,e	209,826
	BCAP, LLC Trust
612,315	0.714%, 3/25/2037[e]	570,244
	Betony CLO, Ltd.
190,000	2.390%, 4/15/2027*,e	190,065
	Birchwood Park CLO, Ltd.
210,000	2.320%, 7/15/2026*,e	210,162
	BlueMountain CLO, Ltd.
210,000	2.360%, 10/15/2026*,e	210,507
	Carlyle Global Market Strategies CLO, Ltd.
186,422	2.181%, 7/20/2023*,e	186,575
200,000	2.380%, 10/15/2026*,e	200,524
	Cent CLO 16, LP
210,000	2.007%, 8/1/2024*,e	209,851
	Cent CLO 22, Ltd.
200,000	2.268%, 11/7/2026*,e	200,011
	Citigroup Mortgage Loan Trust, Inc.
368,367	5.500%, 11/25/2035	352,437
	CitiMortgage Alternative Loan Trust
1,215,378	5.750%, 4/25/2037	1,042,703
	Countrywide Alternative Loan Trust
387,490	3.031%, 10/25/2035	315,391
396,299	6.000%, 4/25/2036	321,052
233,156	6.000%, 1/25/2037	223,011
1,155,006	5.500%, 5/25/2037	986,570
1,078,108	7.000%, 10/25/2037	643,224
	Countrywide Home Loans, Inc.
445,083	5.750%, 4/25/2037	377,695
	Deutsche Alt-A Securities Mortgage Loan Trust
327,434	6.000%, 10/25/2021	293,878
	Dryden 34 Senior Loan Fund CLO
210,000	2.310%, 10/15/2026*,e	210,092
	Federal Home Loan Mortgage Corporation
1,659,661	4.000%, 7/15/2031[h]	164,142
924,316	3.000%, 2/15/2033[h]	109,254
	Federal National Mortgage Association
1,853,927	3.500%, 1/25/2033[h]	243,688
	Galaxy XX CLO, Ltd.
650,000	2.331%, 7/20/2027*,e	649,095
	Golub Capital Partners CLO 23M, Ltd.
600,000	2.263%, 5/5/2027*,e	599,868
	J.P. Morgan Mortgage Trust
210,685	3.212%, 6/25/2036	181,783
113,114	3.077%, 10/25/2036	102,205
817,784	0.914%, 1/25/2037[e]	428,793
1,100,786	6.250%, 8/25/2037	825,533
	Limerock CLO III, LLC
650,000	2.411%, 10/20/2026*,e	649,587
	Madison Park Funding XIV CLO, Ltd.
230,000	2.331%, 7/20/2026*,e	230,319
	Madison Park Funding, Ltd.
725,000	2.107%, 8/15/2022*,e	724,901
	Magnetite XII, Ltd.
650,000	2.380%, 4/15/2027*,e	650,274
	MASTR Alternative Loans Trust
313,472	6.500%, 7/25/2034	314,301
563,605	0.984%, 12/25/2035[e]	261,136
	Merrill Lynch Alternative Note Asset Trust
292,886	6.000%, 3/25/2037	231,893
	Mountain View CLO, Ltd.
675,000	2.340%, 7/15/2027*,e	672,696
	Neuberger Berman CLO, Ltd.
150,000	2.238%, 8/4/2025*,e	150,414
	NZCG Funding CLO, Ltd.
675,000	2.436%, 4/27/2027*,e	673,219
	Octagon Investment Partners XX CLO, Ltd.
210,000	2.258%, 8/12/2026*,e	210,012
	OHA Loan Funding, Ltd.
650,000	2.411%, 10/20/2026*,e	654,020
	Pretium Mortgage Credit Partners, LLC
1,527,073	4.375%, 11/27/2030*	1,539,644
	Race Point IX CLO, Ltd.
490,000	2.390%, 4/15/2027*,e	490,616
	Residential Asset Securitization Trust
928,108	0.914%, 8/25/2037[e]	247,697
	Shackleton VII CLO, Ltd.
675,000	2.420%, 4/15/2027*,e	676,368
	Symphony CLO VIII, Ltd.
192,232	1.976%, 1/9/2023*,e	192,108
	Symphony CLO XV, Ltd.
650,000	2.330%, 10/17/2026*,e	651,242
	TBW Mortgage-Backed Trust
2,334,758	5.965%, 7/25/2037	1,590,585
	Voya CLO 3, Ltd.
210,000	2.302%, 7/25/2026*,e	209,898
	WaMu Mortgage Pass Through Certificates
101,915	2.795%, 9/25/2036	92,332
383,249	2.832%, 10/25/2036	334,065
	Washington Mutual Mortgage Pass Through Certificates Trust
634,797	7.000%, 2/25/2036	470,163
958,342	1.274%, 2/25/2047[e]	713,950

	Total	24,431,431

Commercial Mortgage-Backed Securities (0.5%)
	Citigroup Commercial Mortgage Trust
411,843	1.102%, 11/10/2046	411,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Commercial Mortgage-Backed Securities (0.5%) - continued
	Commercial Mortgage Pass-Through Certificates
$300,000	1.580%, 6/8/2030[d,e]	$300,376
	Credit Suisse First Boston Mortgage Securities
36,694	5.542%, 1/15/2049	36,634
	Federal National Mortgage Association
18,411	1.272%, 1/25/2017	18,399
	Greenwich Capital Commercial Funding Corporation
1,600,000	5.867%, 12/10/2049	1,646,034
	GS Mortgage Securities Trust
21,919	2.999%, 8/10/2044	21,907
1,200,000	3.666%, 9/10/2047	1,288,412
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,200,000	5.715%, 2/12/2049	1,217,904
	JPMBB Commercial Mortgage Securities Trust
600,000	3.231%, 1/15/2048	626,137
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	754,541
	SCG Trust
200,000	1.935%, 11/15/2026[d,e]	198,491
	UBS Commercial Mortgage Trust
1,091,964	3.400%, 5/10/2045	1,155,014
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057	534,066
	WFRBS Commercial Mortgage Trust
835,000	2.870%, 11/15/2045	868,772

	Total	9,077,807

Communications Services (1.3%)
	21st Century Fox America, Inc.
325,000	6.900%, 3/1/2019	363,454
	Altice Financing SA
470,000	6.625%, 2/15/2023[d]	484,100
	Altice US Finance I Corporation
575,000	5.500%, 5/15/2026[d]	586,500
	AMC Networks, Inc.
860,000	5.000%, 4/1/2024	870,750
	America Movil SAB de CV
252,000	5.000%, 10/16/2019	274,489
	American Tower Corporation
25,000	2.800%, 6/1/2020	25,528
380,000	3.300%, 2/15/2021	394,707
	AT&T, Inc.
164,000	5.875%, 10/1/2019	181,639
90,000	1.768%, 6/30/2020[e]	90,397
286,000	3.875%, 8/15/2021	303,203
230,000	3.000%, 6/30/2022	233,218
457,000	6.350%, 3/15/2040	548,877
285,000	5.550%, 8/15/2041	309,182
325,000	5.150%, 3/15/2042	335,429
152,000	4.750%, 5/15/2046	148,744
	British Sky Broadcasting Group plc
255,000	2.625%, 9/16/2019[d]	258,479
	CCO Holdings, LLC
600,000	5.875%, 4/1/2024[d]	634,500
	CCOH Safari, LLC
200,000	5.750%, 2/15/2026[d]	208,375
	CenturyLink, Inc.
465,000	6.450%, 6/15/2021	496,387
	Charter Communications Operating, LLC
304,000	6.834%, 10/23/2055[d]	362,477
191,000	3.579%, 7/23/2020[d]	198,040
316,000	4.908%, 7/23/2025[d]	340,822
	Clear Channel Worldwide Holdings, Inc.
830,000	6.500%, 11/15/2022	845,355
	Columbus International, Inc.
575,000	7.375%, 3/30/2021[d]	615,250
	Comcast Corporation
250,000	2.750%, 3/1/2023	256,909
630,000	4.400%, 8/15/2035	694,492
145,000	4.650%, 7/15/2042	160,835
473,000	4.750%, 3/1/2044	535,100
	Cox Communications, Inc.
140,000	9.375%, 1/15/2019[d]	160,808
	Crown Castle International Corporation
358,000	3.400%, 2/15/2021	372,010
514,000	5.250%, 1/15/2023	574,349
140,000	3.700%, 6/15/2026	143,394
	CSC Holdings, LLC
65,000	5.500%, 4/15/2027[d]	65,934
	Digicel, Ltd.
775,000	6.000%, 4/15/2021*	693,392
	Dish DBS Corporation
530,000	5.875%, 7/15/2022	547,225
	FairPoint Communications, Inc.
445,000	8.750%, 8/15/2019[d]	452,787
	Frontier Communications Corporation
655,000	8.875%, 9/15/2020	695,937
	Gray Television, Inc.
595,000	5.125%, 10/15/2024[d]	577,150
	Hughes Satellite Systems Corporation
443,000	6.500%, 6/15/2019	483,424
	Level 3 Communications, Inc.
595,000	5.375%, 1/15/2024	606,900
	Level 3 Financing, Inc.
205,000	5.375%, 5/1/2025	208,075
	Neptune Finco Corporation
365,000	10.875%, 10/15/2025[d]	419,750
	Omnicom Group, Inc.
156,000	3.600%, 4/15/2026	162,055
	Quebecor Media, Inc.
390,000	5.750%, 1/15/2023	407,550
	S&P Global, Inc.
304,000	3.300%, 8/14/2020	316,761
	SES Global Americas Holdings GP
175,000	2.500%, 3/25/2019[d]	175,003
	SFR Group SA
700,000	6.000%, 5/15/2022[d]	717,724
	Sprint Communications, Inc.
390,000	6.000%, 11/15/2022	363,433
	Sprint Corporation
305,000	7.625%, 2/15/2025	295,087
	Telefonica Emisiones SAU
252,000	3.192%, 4/27/2018	257,389
	Time Warner Entertainment Company, LP
379,000	8.375%, 3/15/2023	489,737
	Time Warner, Inc.
152,000	3.600%, 7/15/2025	157,958

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Communications Services (1.3%) - continued
$215,000	6.250%, 3/29/2041	$262,847
	T-Mobile USA, Inc.
670,000	6.125%, 1/15/2022	706,850
	Unitymedia Hessen GmbH & Company KG
445,000	5.500%, 1/15/2023[d]	461,131
	Univision Communications, Inc.
135,000	5.125%, 5/15/2023[d]	137,025
	Verizon Communications, Inc.
165,000	1.627%, 6/17/2019[e]	166,435
390,000	3.000%, 11/1/2021	401,662
684,000	5.150%, 9/15/2023	782,400
144,000	5.050%, 3/15/2034	156,262
242,000	4.272%, 1/15/2036	242,991
543,000	4.522%, 9/15/2048	539,976
	Viacom, Inc.
380,000	4.375%, 3/15/2043	349,597
228,000	5.850%, 9/1/2043	255,685
	Vodafone Group plc
304,000	6.150%, 2/27/2037	361,738

	Total	24,925,669

Consumer Cyclical (0.8%)
	AmeriGas Finance, LLC
285,000	5.625%, 5/20/2024	298,537
	Automatic Data Processing, Inc.
110,000	3.375%, 9/15/2025	118,163
	Cinemark USA, Inc.
775,000	4.875%, 6/1/2023	775,969
	CVS Health Corporation
60,000	2.250%, 8/12/2019	61,025
565,000	4.875%, 7/20/2035	635,922
250,000	5.125%, 7/20/2045	291,648
	Daimler Finance North America, LLC
304,000	1.496%, 10/30/2019[d,e]	304,381
	Delphi Automotive plc
380,000	3.150%, 11/19/2020	391,580
	eBay, Inc.
150,000	2.500%, 3/9/2018	151,859
	Ford Motor Credit Company, LLC
340,000	5.000%, 5/15/2018	355,909
320,000	2.551%, 10/5/2018	323,846
300,000	2.943%, 1/8/2019	306,090
	General Motors Company
145,000	6.600%, 4/1/2036	171,398
280,000	6.250%, 10/2/2043	320,599
	General Motors Financial Company, Inc.
228,000	3.700%, 11/24/2020	234,975
152,000	4.200%, 3/1/2021	159,910
360,000	4.300%, 7/13/2025	368,286
	Goodyear Tire & Rubber Company
450,000	5.125%, 11/15/2023	464,625
	Home Depot, Inc.
152,000	2.625%, 6/1/2022	156,895
190,000	3.000%, 4/1/2026	197,156
228,000	4.250%, 4/1/2046	250,247
	Hyundai Capital America
228,000	2.400%, 10/30/2018[d]	230,572
228,000	3.000%, 10/30/2020[d]	234,106
	Jaguar Land Rover Automotive plc
230,000	4.125%, 12/15/2018[d]	235,175
270,000	5.625%, 2/1/2023[d]	279,320
	KB Home
358,000	4.750%, 5/15/2019	366,055
	L Brands, Inc.
270,000	5.625%, 2/15/2022	295,650
	Lear Corporation
380,000	5.250%, 1/15/2025	407,550
	Lennar Corporation
270,000	4.125%, 12/1/2018	277,425
320,000	4.875%, 12/15/2023	326,400
	Live Nation Entertainment, Inc.
450,000	5.375%, 6/15/2022[d]	465,750
	McDonald’s Corporation
225,000	2.750%, 12/9/2020	231,605
	MGM Resorts International
590,000	6.000%, 3/15/2023	638,675
	PulteGroup, Inc.
845,000	4.250%, 3/1/2021	887,250
	Rite Aid Corporation
565,000	6.125%, 4/1/2023[d]	596,075
	Royal Caribbean Cruises, Ltd.
325,000	5.250%, 11/15/2022[i]	355,469
	Schaeffler Verwaltung Zwei GmbH
595,000	4.500%, 9/15/2023[d]	602,437
	Six Flags Entertainment Corporation
550,000	5.250%, 1/15/2021[d]	566,500
	Time Warner, Inc.
304,000	7.625%, 4/15/2031	424,809
	Toll Brothers Finance Corporation
128,000	8.910%, 10/15/2017	136,160
132,000	4.000%, 12/31/2018	136,290
	West Corporation
475,000	5.375%, 7/15/2022[d]	457,187
	ZF North America Capital, Inc.
625,000	4.500%, 4/29/2022[d]	661,719

	Total	15,151,199

Consumer Non-Cyclical (1.3%)
	AbbVie, Inc.
260,000	2.500%, 5/14/2020	263,269
390,000	3.600%, 5/14/2025	397,695
400,000	4.450%, 5/14/2046	394,730
	Actavis Funding SCS
470,000	4.550%, 3/15/2035	485,279
228,000	4.850%, 6/15/2044	241,221
	Altria Group, Inc.
152,000	2.850%, 8/9/2022	156,366
190,000	2.625%, 9/16/2026	188,403
	Amgen, Inc.
152,000	2.700%, 5/1/2022	154,777
150,000	3.125%, 5/1/2025	152,511
	Anheuser-Busch InBev Finance, Inc.
165,000	2.017%, 2/1/2021[e]	169,187
865,000	3.650%, 2/1/2026	910,207
760,000	4.700%, 2/1/2036	842,488
390,000	4.900%, 2/1/2046	445,979
	Aramark Services, Inc.
430,000	4.750%, 6/1/2026[d]	430,000
	B&G Foods, Inc.
230,000	4.625%, 6/1/2021	236,325
	BAT International Finance plc
120,000	1.360%, 6/15/2018[d,e]	120,155
	Baxter International, Inc.
190,000	2.600%, 8/15/2026	183,997
	Becton, Dickinson and Company
397,000	6.375%, 8/1/2019	445,143
	Biogen, Inc.
240,000	3.625%, 9/15/2022	255,782

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Consumer Non-Cyclical (1.3%) - continued
	Boston Scientific Corporation
$110,000	6.000%, 1/15/2020	$123,113
175,000	3.850%, 5/15/2025	183,449
228,000	7.375%, 1/15/2040	298,854
	BRF SA
315,000	4.750%, 5/22/2024[d]	320,544
	Bunge Limited Finance Corporation
216,000	8.500%, 6/15/2019	251,703
204,000	3.500%, 11/24/2020	212,886
	Cardinal Health, Inc.
65,000	1.950%, 6/15/2018	65,513
114,000	4.900%, 9/15/2045	130,163
	Celgene Corporation
340,000	2.875%, 8/15/2020	350,794
65,000	3.550%, 8/15/2022	68,429
190,000	5.000%, 8/15/2045	203,857
	Church & Dwight Company, Inc.
80,000	2.450%, 12/15/2019	81,189
	Cigna Corporation
215,000	5.375%, 2/15/2042	250,829
	ConAgra Foods, Inc.
117,000	7.125%, 10/1/2026	147,547
	Cott Beverages, Inc.
325,000	5.375%, 7/1/2022	329,875
	EMD Finance, LLC
130,000	1.207%, 3/17/2017[d,e]	130,046
344,000	2.950%, 3/19/2022[d]	352,544
	Endo Finance, LLC
225,000	6.500%, 2/1/2025[d,f]	189,562
	Energizer Holdings, Inc.
540,000	5.500%, 6/15/2025[d]	546,750
	Envision Healthcare Corporation
625,000	5.125%, 7/1/2022[d]	625,000
	Express Scripts Holding Company
152,000	3.900%, 2/15/2022	162,524
355,000	4.500%, 2/25/2026	380,321
61,000	3.400%, 3/1/2027	59,887
	Fresenius Medical Care US Finance II, Inc.
270,000	5.875%, 1/31/2022[d]	305,829
	Gilead Sciences, Inc.
65,000	2.550%, 9/1/2020	66,617
380,000	2.950%, 3/1/2027	375,721
	Grifols Worldwide Operations, Ltd.
600,000	5.250%, 4/1/2022	625,500
	H. J. Heinz Company
275,000	3.500%, 7/15/2022	289,757
	HCA, Inc.
125,000	4.750%, 5/1/2023	130,156
305,000	5.250%, 6/15/2026	318,725
325,000	4.500%, 2/15/2027	320,937
	Imperial Tobacco Finance plc
365,000	2.950%, 7/21/2020[d]	374,790
	JBS USA, LLC
325,000	5.750%, 6/15/2025[d]	318,500
	Kraft Foods Group, Inc.
312,000	5.000%, 6/4/2042	345,620
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	91,491
	LifePoint Health, Inc.
450,000	5.500%, 12/1/2021	466,312
160,000	5.375%, 5/1/2024[d]	159,008
	McKesson Corporation
175,000	4.883%, 3/15/2044	189,344
	Mead Johnson Nutrition Company
152,000	3.000%, 11/15/2020	157,130
	Medtronic plc
760,000	4.375%, 3/15/2035	833,715
	Merck & Company, Inc.
100,000	1.182%, 2/10/2020[e]	100,511
70,000	3.700%, 2/10/2045	71,823
	Mondelez International, Inc.
118,000	1.277%, 2/1/2019[e]	117,993
	Mylan NV
305,000	3.000%, 12/15/2018[d]	311,497
	PepsiCo, Inc.
300,000	2.850%, 2/24/2026	309,898
	Pernod Ricard SA
250,000	3.250%, 6/8/2026[d]	251,117
	Perrigo Finance Unlimited Company
470,000	3.500%, 3/15/2021	485,654
	Quintiles Transnational Holdings, Inc.
450,000	4.875%, 5/15/2023[d]	464,062
	Reynolds American, Inc.
166,000	2.300%, 8/21/2017	167,328
481,000	5.700%, 8/15/2035	581,572
	Roche Holdings, Inc.
228,000	4.000%, 11/28/2044[d]	249,530
	SABMiller Holdings, Inc.
152,000	3.750%, 1/15/2022[d]	163,702
	Safeway, Inc.
13,000	3.400%, 12/1/2016	13,000
	Shire Acquisitions Investments Ireland Designated Activity Company
228,000	2.400%, 9/23/2021	226,232
228,000	3.200%, 9/23/2026	223,890
	Spectrum Brands, Inc.
305,000	5.750%, 7/15/2025	330,162
	Tenet Healthcare Corporation
760,000	8.125%, 4/1/2022	742,900
	Teva Pharmaceutical Finance Netherlands III BV
314,000	2.200%, 7/21/2021	310,210
190,000	2.800%, 7/21/2023	186,968
140,000	4.100%, 10/1/2046	129,964
	Thermo Fisher Scientific, Inc.
117,000	3.000%, 4/15/2023	118,758
	TreeHouse Foods, Inc.
215,000	4.875%, 3/15/2022	223,062
	UnitedHealth Group, Inc.
685,000	4.625%, 7/15/2035	781,330
	VRX Escrow Corporation
905,000	6.125%, 4/15/2025[d]	714,950
	Zoetis, Inc.
304,000	4.700%, 2/1/2043	312,372

	Total	24,896,530

Energy (0.8%)
	Anadarko Petroleum Corporation
225,000	4.850%, 3/15/2021	244,265
	Antero Resources Corporation
475,000	5.125%, 12/1/2022	478,562
	Apache Corporation
300,000	4.750%, 4/15/2043	313,310
	Boardwalk Pipelines, LP
243,000	5.875%, 11/15/2016	243,366
150,000	5.950%, 6/1/2026	166,349
	BP Capital Markets plc
315,000	3.062%, 3/17/2022	328,257

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Energy (0.8%) - continued
$463,000	3.535%, 11/4/2024	$484,353
85,000	3.119%, 5/4/2026	86,007
	Buckeye Partners, LP
226,000	2.650%, 11/15/2018	228,505
50,000	3.950%, 12/1/2026[c]	49,939
	Canadian Natural Resources, Ltd.
310,000	3.450%, 11/15/2021	319,343
	CNOOC Nexen Finance
216,000	1.625%, 4/30/2017	216,024
	CNPC General Capital, Ltd.
140,000	2.750%, 4/19/2017[d]	140,748
	Columbia Pipeline Group, Inc.
300,000	2.450%, 6/1/2018	301,264
	Concho Resources, Inc.
490,000	6.500%, 1/15/2022	507,150
269,675	5.500%, 10/1/2022	277,091
	ConocoPhillips Company
190,000	4.200%, 3/15/2021	206,258
	Contura Energy, Inc.
67,000	10.000%, 8/1/2021*	70,685
	Crestwood Midstream Partners, LP
150,000	6.125%, 3/1/2022	153,375
	Devon Energy Corporation
230,000	3.250%, 5/15/2022	230,929
152,000	5.850%, 12/15/2025[i]	174,232
	Ecopetrol SA
125,000	5.875%, 9/18/2023	134,062
	Enbridge Energy Partners, LP
152,000	4.375%, 10/15/2020	162,169
	Enbridge, Inc.
115,000	1.289%, 6/2/2017[e,i]	114,864
	Energy Transfer Partners, LP
304,000	4.650%, 6/1/2021	326,053
215,000	4.900%, 3/15/2035	201,674
	EnLink Midstream Partners, LP
155,000	4.150%, 6/1/2025	151,030
115,000	4.850%, 7/15/2026	117,142
	Enterprise Products Operating, LLC
198,000	5.100%, 2/15/2045	210,149
	EQT Corporation
165,000	5.150%, 3/1/2018	171,411
160,000	8.125%, 6/1/2019	182,489
175,000	4.875%, 11/15/2021	191,385
	Exxon Mobil Corporation
125,000	4.114%, 3/1/2046	134,886
	Magellan Midstream Partners, LP
215,000	5.000%, 3/1/2026	243,859
	Marathon Oil Corporation
228,000	2.700%, 6/1/2020	224,835
	Marathon Petroleum Corporation
115,000	3.400%, 12/15/2020	119,498
119,000	4.750%, 9/15/2044	105,252
	MEG Energy Corporation
270,000	6.500%, 3/15/2021[d]	232,875
	MPLX, LP
780,000	4.875%, 12/1/2024	815,765
304,000	4.875%, 6/1/2025	317,118
	Newfield Exploration Company
410,000	5.625%, 7/1/2024	426,400
	Noble Energy, Inc.
215,000	5.625%, 5/1/2021	222,921
	Northern Tier Energy, LLC
620,000	7.125%, 11/15/2020	633,950
	Petrobras Global Finance BV
96,000	8.375%, 5/23/2021	106,205
	Petrobras International Finance Company
152,000	5.750%, 1/20/2020	156,864
	Petroleos Mexicanos
222,000	5.500%, 2/4/2019[d]	234,987
102,000	2.378%, 4/15/2025	104,804
	Phillips 66 Partners, LP
190,000	3.550%, 10/1/2026	189,301
	Pioneer Natural Resources Company
84,000	3.450%, 1/15/2021	87,511
150,000	4.450%, 1/15/2026	164,324
	Regency Energy Partners, LP
325,000	5.000%, 10/1/2022	348,739
	Rice Energy, Inc.
460,000	6.250%, 5/1/2022	468,050
	Sabine Pass Liquefaction, LLC
325,000	5.625%, 3/1/2025	343,899
	Schlumberger Holdings Corporation
115,000	3.000%, 12/21/2020[d]	119,326
190,000	4.000%, 12/21/2025[d]	204,059
	Shell International Finance BV
90,000	1.266%, 5/11/2020[e]	90,099
	Suncor Energy, Inc.
210,000	3.600%, 12/1/2024	218,124
	Sunoco Logistics Partners Operations, LP
505,000	4.400%, 4/1/2021	544,771
	Valero Energy Corporation
380,000	3.400%, 9/15/2026	371,918
	Weatherford International, Ltd.
575,000	8.250%, 6/15/2023[i]	595,125

	Total	15,007,905

Financials (2.5%)
	ABN AMRO Bank NV
300,000	4.750%, 7/28/2025[d]	315,147
	ACE INA Holdings, Inc.
225,000	4.350%, 11/3/2045	251,171
	AerCap Ireland Capital, Ltd.
150,000	3.750%, 5/15/2019	153,927
152,000	4.625%, 10/30/2020	159,980
590,000	5.000%, 10/1/2021	626,875
152,000	4.625%, 7/1/2022	158,650
	Aetna, Inc.
235,000	2.400%, 6/15/2021	237,132
305,000	2.800%, 6/15/2023	309,068
155,000	3.200%, 6/15/2026	155,546
235,000	4.250%, 6/15/2036	238,452
	Air Lease Corporation
175,000	2.125%, 1/15/2018	175,611
50,000	2.625%, 9/4/2018	50,613
	Aircastle, Ltd.
545,000	5.000%, 4/1/2023	564,075
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	210,262
400,000	4.125%, 3/30/2020	406,500
	American Express Credit Corporation
165,000	1.407%, 3/18/2019[e]	165,385
	American International Group, Inc.
80,000	3.300%, 3/1/2021	83,633
228,000	4.125%, 2/15/2024	245,093
100,000	3.900%, 4/1/2026	104,747
	Aon plc
114,000	3.875%, 12/15/2025	120,938
	Argos Merger Sub, Inc.
560,000	7.125%, 3/15/2023[d,i]	585,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Financials (2.5%) - continued
	Avalonbay Communities, Inc.
$325,000	3.500%, 11/15/2025	$337,869
	Banco Santander Chile
200,000	1.776%, 4/11/2017[d,e]	199,500
	Bank of America Corporation
205,000	1.936%, 3/22/2018[e]	206,735
140,000	1.716%, 4/1/2019[e]	140,436
265,000	2.625%, 10/19/2020	269,434
285,000	3.300%, 1/11/2023	293,155
312,000	4.000%, 4/1/2024	333,355
310,000	4.000%, 1/22/2025	318,740
230,000	3.500%, 4/19/2026	236,077
389,000	5.875%, 2/7/2042	491,939
312,000	8.000%, 7/29/2049[g]	317,850
	Bank of New York Mellon Corporation
380,000	2.500%, 4/15/2021	387,453
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
80,000	2.850%, 9/8/2021[d]	81,926
	Barclays Bank plc
78,000	10.179%, 6/12/2021[d]	98,626
	Barclays plc
210,000	2.750%, 11/8/2019	211,684
315,000	3.650%, 3/16/2025	309,276
	BB&T Corporation
85,000	1.595%, 1/15/2020[e]	85,074
	Berkshire Hathaway, Inc.
190,000	2.750%, 3/15/2023	195,642
	BPCE SA
210,000	5.700%, 10/22/2023[d]	227,528
	Caisse Centrale Desjardins du Quebec
115,000	1.552%, 1/29/2018[d,e]	114,875
	Capital One Financial Corporation
180,000	2.450%, 4/24/2019	183,045
	Centene Escrow Corporation
600,000	5.625%, 2/15/2021	629,406
	CIT Group, Inc.
580,000	5.000%, 8/15/2022	618,425
	Citigroup, Inc.
115,000	1.642%, 4/8/2019[e]	115,151
315,000	2.700%, 3/30/2021	320,432
188,000	4.050%, 7/30/2022	198,700
555,000	4.400%, 6/10/2025	586,133
304,000	3.200%, 10/21/2026	303,288
228,000	4.125%, 7/25/2028	233,666
171,000	4.650%, 7/30/2045	187,101
	Citizens Bank NA
380,000	2.300%, 12/3/2018	384,103
	CoBank ACB
85,000	1.450%, 6/15/2022[e]	80,694
	Compass Bank
210,000	2.750%, 9/29/2019	210,184
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
182,000	3.950%, 11/9/2022	190,793
	Credit Agricole SA
140,000	1.680%, 4/15/2019[d,e]	140,450
	Credit Suisse AG
152,000	5.400%, 1/14/2020	164,758
	Credit Suisse Group Funding, Ltd.
456,000	2.750%, 3/26/2020	456,978
304,000	3.750%, 3/26/2025	301,535
	CyrusOne, LP
470,000	6.375%, 11/15/2022	498,200
	Deutsche Bank AG
468,000	3.375%, 5/12/2021	460,461
	Digital Realty Trust LP
340,000	3.400%, 10/1/2020	352,635
	Discover Bank
355,000	8.700%, 11/18/2019	411,729
	Discover Financial Services
144,000	6.450%, 6/12/2017	148,293
	Duke Realty, LP
70,000	3.875%, 2/15/2021	74,260
210,000	4.375%, 6/15/2022	227,944
	ERP Operating, LP
75,000	3.375%, 6/1/2025	77,707
	European Investment Bank
215,000	1.875%, 3/15/2019	218,341
	Fifth Third Bancorp
228,000	5.450%, 1/15/2017	230,066
164,000	2.875%, 7/27/2020	169,394
80,000	2.875%, 10/1/2021	82,979
	GE Capital International Funding Company
625,000	4.418%, 11/15/2035	681,723
	Genworth Financial, Inc.
114,000	7.700%, 6/15/2020	110,295
	Goldman Sachs Group, Inc.
150,000	2.087%, 4/30/2018[e]	151,388
120,000	1.917%, 11/15/2018[e]	120,996
726,000	5.375%, 3/15/2020	801,534
115,000	2.042%, 4/23/2020[e]	115,675
608,000	5.250%, 7/27/2021	683,355
380,000	2.350%, 11/15/2021	377,692
152,000	3.500%, 1/23/2025	155,886
245,000	4.750%, 10/21/2045	269,456
	Hartford Financial Services Group, Inc.
368,000	5.125%, 4/15/2022	416,398
	HBOS plc
400,000	6.750%, 5/21/2018[d]	425,296
	HCP, Inc.
480,000	4.000%, 12/1/2022	505,802
140,000	3.400%, 2/1/2025	137,216
	HSBC Bank plc
275,000	1.457%, 5/15/2018[d,e]	275,068
	HSBC Holdings plc
320,000	3.400%, 3/8/2021	329,892
250,000	2.650%, 1/5/2022	248,744
230,000	3.600%, 5/25/2023	237,567
275,000	3.900%, 5/25/2026	284,650
300,000	6.875%, 12/29/2049[g]	315,750
	Huntington Bancshares, Inc.
72,000	2.600%, 8/2/2018	73,024
	Huntington National Bank
250,000	2.200%, 11/6/2018	252,365
	Icahn Enterprises, LP
305,000	6.000%, 8/1/2020	299,662
	ING Capital Funding Trust III
200,000	4.438%, 12/29/2049[e,g]	198,750
	Intesa Sanpaolo SPA
325,000	5.250%, 1/12/2024	350,448
	J.P. Morgan Chase & Company
267,000	6.300%, 4/23/2019	295,965
90,000	2.250%, 1/23/2020	90,626
180,000	2.295%, 8/15/2021	180,141
400,000	4.500%, 1/24/2022	440,666
228,000	3.200%, 1/25/2023	235,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Financials (2.5%) - continued
$385,000	2.700%, 5/18/2023	$386,147
165,000	2.112%, 10/24/2023[e]	164,351
280,000	3.625%, 5/13/2024	294,350
550,000	3.125%, 1/23/2025	554,432
250,000	3.300%, 4/1/2026	254,709
369,000	7.900%, 4/29/2049[g]	380,347
	KeyBank NA
250,000	2.350%, 3/8/2019	254,320
	KeyCorp
350,000	2.900%, 9/15/2020	360,365
	Kookmin Bank
250,000	1.625%, 8/1/2019[d]	248,948
	Liberty Mutual Group, Inc.
313,000	4.950%, 5/1/2022[d]	350,843
	Liberty Property, LP
435,000	3.750%, 4/1/2025	451,295
	Lincoln National Corporation
151,000	8.750%, 7/1/2019	176,042
234,000	7.000%, 6/15/2040	298,805
	Lloyds Bank plc
130,000	1.374%, 3/16/2018[e]	129,750
	Merrill Lynch & Company, Inc.
468,000	6.400%, 8/28/2017	486,795
	MetLife, Inc.
290,000	4.050%, 3/1/2045	287,958
	Mitsubishi UFJ Financial Group, Inc.
250,000	2.190%, 9/13/2021	248,124
	Mizuho Bank, Ltd.
216,000	1.850%, 3/21/2018[d]	216,524
	Morgan Stanley
420,000	6.625%, 4/1/2018	448,431
100,000	2.162%, 4/25/2018[e]	101,062
115,000	2.026%, 1/27/2020[e]	116,145
190,000	2.500%, 4/21/2021	191,503
180,000	4.875%, 11/1/2022	197,705
300,000	4.000%, 7/23/2025	319,672
450,000	4.350%, 9/8/2026	477,763
175,000	4.300%, 1/27/2045	183,258
380,000	5.550%, 12/29/2049[g]	389,025
	MPT Operating Partnership, LP
440,000	6.375%, 3/1/2024	474,100
215,000	5.500%, 5/1/2024	221,450
	Nasdaq, Inc.
180,000	3.850%, 6/30/2026	185,542
	National City Corporation
236,000	6.875%, 5/15/2019	264,024
	Prime Security Services Borrower, LLC
480,000	9.250%, 5/15/2023[d]	510,000
	Prudential Financial, Inc.
80,000	2.350%, 8/15/2019	81,457
	Quicken Loans, Inc.
630,000	5.750%, 5/1/2025[d]	622,125
	Realty Income Corporation
81,000	2.000%, 1/31/2018	81,460
	Regions Bank
250,000	7.500%, 5/15/2018	270,910
	Regions Financial Corporation
250,000	2.250%, 9/14/2018	252,000
112,000	3.200%, 2/8/2021	116,117
	Reinsurance Group of America, Inc.
120,000	5.625%, 3/15/2017	121,829
209,000	5.000%, 6/1/2021	227,505
	Reliance Standard Life Global Funding II
110,000	2.500%, 4/24/2019[d]	111,440
	Royal Bank of Scotland Group plc
300,000	3.875%, 9/12/2023	293,718
	Santander Holdings USA, Inc.
210,000	3.450%, 8/27/2018	214,666
	Santander UK Group Holdings plc
266,000	2.875%, 10/16/2020	267,082
	Santander UK plc
144,000	3.050%, 8/23/2018	147,039
	Simon Property Group, LP
128,000	10.350%, 4/1/2019	152,037
85,000	2.500%, 9/1/2020	87,127
320,000	2.750%, 2/1/2023	325,601
	Skandinaviska Enskilda Banken AB
175,000	2.375%, 3/25/2019[d]	177,284
	Standard Chartered plc
250,000	2.100%, 8/19/2019[d]	249,787
	State Street Corporation
129,000	1.701%, 8/18/2020[e]	130,190
	Sumitomo Mitsui Banking Corporation
140,000	1.460%, 1/16/2018[e]	140,124
	Sumitomo Mitsui Financial Group, Inc.
228,000	3.010%, 10/19/2026	227,363
	Svenska Handelsbanken AB
180,000	1.347%, 6/17/2019[e]	180,246
	Synchrony Financial
75,000	1.989%, 2/3/2020[e]	73,414
85,000	3.750%, 8/15/2021	89,183
430,000	4.250%, 8/15/2024	448,208
	Toronto-Dominion Bank
115,000	1.786%, 12/14/2020[e]	116,198
	UBS Group Funding Jersey, Ltd.
380,000	2.950%, 9/24/2020[d]	387,860
228,000	4.125%, 9/24/2025[d]	237,553
	UnitedHealth Group, Inc.
55,000	3.350%, 7/15/2022	58,513
	USB Realty Corporation
80,000	2.027%, 12/29/2049[d,e,g]	71,800
	Voya Financial, Inc.
280,000	2.900%, 2/15/2018	284,613
	Wells Fargo & Company
115,000	1.567%, 1/30/2020[e]	114,785
305,000	2.550%, 12/7/2020	310,324
304,000	3.450%, 2/13/2023	312,039
285,000	3.000%, 2/19/2025	285,404
325,000	3.000%, 4/22/2026	323,502
304,000	3.000%, 10/23/2026	301,913
300,000	4.900%, 11/17/2045	322,491
	Welltower, Inc.
80,000	2.250%, 3/15/2018	80,705
152,000	3.750%, 3/15/2023	158,463
160,000	4.000%, 6/1/2025	167,524

	Total	45,739,774

Foreign Government (<0.1%)
	Export-Import Bank of Korea
115,000	2.250%, 1/21/2020	115,958
	Kommunalbanken AS
190,000	1.500%, 10/22/2019[d]	190,585
	Mexico Government International Bond
200,000	4.350%, 1/15/2047	189,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Foreign Government (<0.1%) - continued
$200,000	4.125%, 1/21/2026	$211,400

	Total	707,143

Mortgage-Backed Securities (9.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
15,037,500	3.000%, 11/1/2031[c]	15,736,509
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,787,500	4.000%, 11/1/2046[c]	9,399,535
	Federal National Mortgage Association Conventional
18,250,000	3.000%, 11/1/2046[c]	18,788,944
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,325,000	2.500%, 11/1/2031[c]	9,595,280
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
599,369	1.735%, 7/1/2043[e]	615,888
1,063,631	2.043%, 7/1/2043[e]	1,094,543
1,074,650	2.088%, 8/1/2043[e]	1,106,615
64,950,000	3.500%, 11/1/2046[c]	68,187,355
37,550,000	4.000%, 11/1/2046[c]	40,207,834
11,709,000	4.500%, 11/1/2046[c]	12,797,572

	Total	177,530,075

Technology (0.6%)
	Amphenol Corporation
90,000	2.550%, 1/30/2019	91,787
	Apple, Inc.
90,000	1.117%, 5/6/2020[e]	89,844
532,000	3.200%, 5/13/2025	556,927
228,000	4.650%, 2/23/2046	251,289
	Cisco Systems, Inc.
120,000	1.342%, 3/1/2019[e]	120,671
	CommScope Technologies Finance, LLC
420,000	6.000%, 6/15/2025[d]	441,000
	Diamond 1 Finance Corporation
190,000	3.480%, 6/1/2019[d]	194,940
152,000	5.450%, 6/15/2023[d]	162,770
117,000	6.020%, 6/15/2026[d]	127,536
228,000	8.100%, 7/15/2036[d]	272,177
152,000	8.350%, 7/15/2046[d]	184,177
	Equinix, Inc.
540,000	5.750%, 1/1/2025	571,050
	Fidelity National Information Services, Inc.
310,000	2.850%, 10/15/2018	317,059
225,000	3.625%, 10/15/2020	237,325
	First Data Corporation
315,000	5.375%, 8/15/2023[d]	326,025
	Hewlett Packard Enterprise Company
344,000	2.700%, 10/5/2017[d]	348,356
172,000	3.100%, 10/5/2018[d]	175,857
172,000	4.650%, 10/15/2022[d]	185,271
	IMS Health, Inc.
363,000	6.000%, 11/1/2020[d]	368,445
	Intel Corporation
45,000	3.100%, 7/29/2022	47,509
205,000	3.700%, 7/29/2025	223,956
351,000	4.100%, 5/19/2046	361,107
	International Business Machines Corporation
312,000	4.700%, 2/19/2046	348,938
	Iron Mountain, Inc.
530,000	6.000%, 8/15/2023	563,125
	Microsoft Corporation
475,000	4.750%, 11/3/2055	532,472
475,000	4.200%, 11/3/2035	521,576
260,000	3.700%, 8/8/2046	254,065
	NXP BV
595,000	3.875%, 9/1/2022[d]	629,213
	Oracle Corporation
85,000	2.500%, 5/15/2022	85,953
312,000	2.400%, 9/15/2023	311,214
380,000	2.950%, 5/15/2025	388,092
	Plantronics, Inc.
325,000	5.500%, 5/31/2023[d]	330,688
	Qualcomm, Inc.
234,000	3.000%, 5/20/2022	243,897
	Seagate HDD Cayman
152,000	4.875%, 6/1/2027	137,333
	Sensata Technologies UK Financing Company plc
325,000	6.250%, 2/15/2026[d]	351,813
	Western Digital Corporation
570,000	10.500%, 4/1/2024[d]	658,350

	Total	11,011,807

Transportation (0.2%)
	Air Canada Pass Through Trust
74,530	3.875%, 3/15/2023[d]	72,667
	American Airlines Pass Through Trust
338,850	3.375%, 5/1/2027	345,627
	Avis Budget Car Rental, LLC
425,000	5.125%, 6/1/2022[d,i]	416,500
305,000	6.375%, 4/1/2024[d]	306,525
	Burlington Northern Santa Fe, LLC
285,000	5.050%, 3/1/2041	336,073
325,000	3.900%, 8/1/2046	332,279
	Continental Airlines, Inc.
460,000	6.125%, 4/29/2018	483,000
157,270	4.150%, 4/11/2024	169,238
	CSX Corporation
304,000	4.250%, 11/1/2066	293,122
126,000	3.700%, 11/1/2023	135,449
	Delta Air Lines, Inc.
69,311	4.950%, 5/23/2019	72,950
	ERAC USA Finance, LLC
84,000	2.800%, 11/1/2018[d]	85,634
	J.B. Hunt Transport Services, Inc.
75,000	3.300%, 8/15/2022	77,694
	Southwest Airlines Company
226,000	2.750%, 11/6/2019	232,706
	Virgin Australia Holdings, Ltd.
45,321	5.000%, 10/23/2023[d]	47,021
	XPO Logistics, Inc.
445,000	6.500%, 6/15/2022[d,i]	462,800

	Total	3,869,285

U.S. Government and Agencies (7.9%)
	U.S. Treasury Bonds
550,000	5.250%, 11/15/2028	744,025
1,175,000	4.375%, 5/15/2040	1,576,749
560,000	3.000%, 5/15/2042	609,613
6,720,000	3.625%, 2/15/2044	8,167,165
1,000,000	2.500%, 5/15/2046	981,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
U.S. Government and Agencies (7.9%) - continued
$836,000	2.250%, 8/15/2046	$777,513
	U.S. Treasury Bonds, TIPS
7,199,667	0.125%, 1/15/2023	7,302,817
5,980,299	0.625%, 1/15/2026	6,242,403
16,517,637	1.000%, 2/15/2046	17,794,352
	U.S. Treasury Notes
7,770,000	0.875%, 11/15/2017	7,780,622
8,575,000	0.875%, 3/31/2018	8,585,384
4,010,000	0.750%, 2/15/2019	3,994,650
3,900,000	1.000%, 10/15/2019	3,900,152
19,010,000	1.500%, 10/31/2019[j]	19,281,044
24,000,000	1.375%, 9/30/2020	24,161,256
1,500,000	1.375%, 5/31/2021	1,505,683
5,053,000	1.125%, 8/31/2021	5,008,392
1,000,000	2.125%, 9/30/2021	1,036,523
19,000,000	2.125%, 6/30/2022	19,675,393
1,865,000	1.625%, 8/15/2022	1,880,517
304,000	1.375%, 9/30/2023	299,203
5,400,000	2.250%, 11/15/2024	5,614,315

	Total	146,919,451

Utilities (0.8%)
	AES Corporation
270,000	7.375%, 7/1/2021	304,425
	American Electric Power Company, Inc.
479,000	2.950%, 12/15/2022	495,284
	Arizona Public Service Company
100,000	2.200%, 1/15/2020	101,797
	Berkshire Hathaway Energy Company
105,000	2.400%, 2/1/2020	106,920
	Calpine Corporation
325,000	5.375%, 1/15/2023	321,750
	Chesapeake Midstream Partners, LP
390,000	6.125%, 7/15/2022	404,930
	CMS Energy Corporation
228,000	2.950%, 2/15/2027	227,524
	Commonwealth Edison Company
290,000	3.700%, 3/1/2045	292,650
190,000	4.350%, 11/15/2045	209,735
	Consolidated Edison Company of New York, Inc.
114,000	4.500%, 12/1/2045	127,215
	Consolidated Edison, Inc.
156,000	2.000%, 5/15/2021	156,282
	Covanta Holding Corporation
200,000	7.250%, 12/1/2020	205,250
	Dominion Resources, Inc.
300,000	2.962%, 7/1/2019	306,863
	DTE Electric Company
215,000	3.700%, 3/15/2045	220,417
245,000	3.700%, 6/1/2046	251,648
	DTE Energy Company
40,000	2.400%, 12/1/2019	40,693
	Duke Energy Corporation
216,000	2.100%, 6/15/2018	218,102
304,000	3.750%, 9/1/2046	287,688
	Duke Energy Indiana, LLC
310,000	3.750%, 5/15/2046	310,724
	Dynegy, Inc.
450,000	6.750%, 11/1/2019	455,440
395,000	7.375%, 11/1/2022	380,928
	Edison International
300,000	2.950%, 3/15/2023	307,559
	Emera U.S. Finance, LP
235,000	2.150%, 6/15/2019[d]	237,068
235,000	4.750%, 6/15/2046[d]	249,734
	Enel Finance International NV
108,000	6.250%, 9/15/2017[d]	112,370
	Energy Transfer Equity, LP
325,000	5.500%, 6/1/2027	316,875
	Eversource Energy
85,000	1.600%, 1/15/2018	85,143
	Exelon Corporation
165,000	5.100%, 6/15/2045	186,583
234,000	4.450%, 4/15/2046	243,432
	Exelon Generation Company, LLC
247,000	5.200%, 10/1/2019	270,142
75,000	2.950%, 1/15/2020	76,957
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	89,230
152,000	5.300%, 7/1/2043	171,613
	Kinder Morgan Energy Partners, LP
230,000	3.500%, 3/1/2021	236,432
	MidAmerican Energy Holdings Company
468,000	6.500%, 9/15/2037	636,996
	Monongahela Power Company
210,000	5.400%, 12/15/2043[d]	260,457
	National Rural Utilities Cooperative Finance Corporation
300,000	2.300%, 11/1/2020	305,425
	NextEra Energy Capital Holdings, Inc.
195,000	2.300%, 4/1/2019	197,717
	NiSource Finance Corporation
435,000	5.650%, 2/1/2045	539,473
	Northern States Power Company
315,000	4.125%, 5/15/2044	344,031
	NRG Energy, Inc.
270,000	6.625%, 3/15/2023	269,325
	Oncor Electric Delivery Company, LLC
210,000	3.750%, 4/1/2045	212,947
	Pacific Gas & Electric Company
228,000	4.250%, 3/15/2046	247,330
	PG&E Corporation
110,000	2.400%, 3/1/2019	111,786
	PPL Capital Funding, Inc.
105,000	3.500%, 12/1/2022	110,601
365,000	5.000%, 3/15/2044	406,134
	Regency Energy Partners, LP
304,000	5.875%, 3/1/2022	340,471
	Sempra Energy
350,000	6.150%, 6/15/2018	374,156
95,000	2.400%, 3/15/2020	96,480
	Southern California Edison Company
55,000	2.400%, 2/1/2022	55,891
	Southern Company
315,000	1.850%, 7/1/2019	316,822
300,000	4.400%, 7/1/2046	316,837
	Southwestern Electric Power Company
110,000	3.900%, 4/1/2045	107,072
	Targa Resources Partners, LP
500,000	5.250%, 5/1/2023	496,300
	TransAlta Corporation
245,000	1.900%, 6/3/2017	244,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (29.3%)	Value
Utilities (0.8%) - continued
	Williams Partners, LP
$305,000	5.100%, 9/15/2045	$293,093

	Total	14,293,468

	Total Long-Term Fixed Income (cost $536,741,200)	544,997,399

Shares	Common Stock (23.5%)	Value

Consumer Discretionary (2.8%)
18,209	Aaron’s, Inc.	449,944
1,273	Adient plc[k]	57,934
2,830	Amazon.com, Inc.[k]	2,235,191
4,780	American Axle & Manufacturing Holdings, Inc.[k]	85,658
7,132	American Public Education, Inc.[k]	143,710
6,475	Aramark	241,064
3,890	Armstrong Flooring, Inc.[k]	62,979
4,620	Ascent Capital Group, Inc.[k]	94,156
600	AutoZone, Inc.[k]	445,296
16,570	Barnes & Noble, Inc.	170,671
220	Bayerische Motoren Werke AG	16,704
9,240	Beazer Homes USA, Inc.[k]	94,525
1,060	Bed Bath & Beyond, Inc.	42,845
100	Beiersdorf AG	8,816
3,400	Berkeley Group Holdings plc	98,061
4,830	Big 5 Sporting Goods Corporation	74,865
7,610	Bloomin’ Brands, Inc.	131,653
11,970	BorgWarner, Inc.	429,005
500	Brembo SPA	30,957
3,600	Bridgestone Corporation	134,365
31,833	Brunswick Corporation	1,384,735
520	Buffalo Wild Wings, Inc.[k]	75,738
2,817	Bunzl plc	75,629
9,486	Burlington Stores, Inc.[k]	710,881
8,460	Caleres, Inc.	211,585
20,070	Callaway Golf Company	204,915
2,000	Calsonic Kansei Corporation	25,065
17,190	Carter’s, Inc.	1,484,185
2,864	Cedar Fair, LP	162,818
3,700	Cheesecake Factory, Inc.	196,803
2,700	Chuy’s Holdings, Inc.[k]	76,680
6,300	Cinemark Holdings, Inc.	250,740
4,550	ClubCorp Holdings, Inc.	52,553
46,100	Comcast Corporation	2,849,902
900	Compass Group plc	16,285
17,344	Core-Mark Holding Company, Inc.	613,110
11,142	CSS Industries, Inc.	279,664
13,155	Culp, Inc.	368,340
18,990	Dana, Inc.	293,965
1,660	Deckers Outdoor Corporation[k]	86,635
17,922	Delphi Automotive plc	1,166,185
4,500	Denso Corporation	195,817
3,260	DeVry Education Group, Inc.	74,002
2,839	Discovery Communications, Inc., Class Ak	74,126
6,000	Dish DBS Corporation[k]	351,360
6,860	Dollar General Corporation	473,957
17,464	Dollar Tree, Inc.[k]	1,319,405
4,633	Domino’s Pizza, Inc.	784,089
18,210	DSW, Inc.	378,222
16,490	Duluth Holdings, Inc.[k]	447,704
8,060	Etsy, Inc.[k]	104,619
4,400	Eutelsat Communications	92,202
5,155	Expedia, Inc.	666,181
12,000	Finish Line, Inc.	236,280
4,500	Fuji Heavy Industries, Ltd.	175,844
10,780	Gentex Corporation	182,290
8,667	G-III Apparel Group, Ltd.[k]	226,382
30,450	GNC Holdings, Inc.	408,944
1,100	Hakuhodo Dy Holdings, Inc.	13,221
21,231	Harley-Davidson, Inc.	1,210,592
14,027	Harman International Industries, Inc.	1,118,092
15,146	Haverty Furniture Companies, Inc.	268,841
300	Hennes & Mauritz AB	8,437
6,120	Home Depot, Inc.	746,701
11,000	Honda Motor Company, Ltd.	329,138
9,060	Houghton Mifflin Harcourt Company[k]	114,609
2,640	HSN, Inc.	99,528
2,260	Hyatt Hotels Corporation[k]	114,785
2,200	ILG, Inc.	36,036
6,200	Inchcape plc	49,295
1,200	International Speedway Corporation	39,480
6,770	Interpublic Group of Companies, Inc.	151,580
1,000	Intertek Group plc	41,722
1,790	Jack in the Box, Inc.	167,777
5,040	John Wiley and Sons, Inc.	260,064
16,017	Kate Spade & Company[k]	268,285
200	Koito Manufacturing Company, Ltd.	10,500
400	KOMERI Company, Ltd.	9,767
4,983	L Brands, Inc.	359,723
7,200	Ladbrokes plc	11,755
8,120	Las Vegas Sands Corporation	469,986
7,390	La-Z-Boy, Inc.	172,926
20,550	Liberty Interactive Corporation[k]	379,970
374	Linamar Corporation	15,210
5,173	Lithia Motors, Inc.	443,740
20,630	LKQ Corporation[k]	665,936
18,070	Lowe’s Companies, Inc.	1,204,365
1,180	Lululemon Athletica, Inc.[k]	67,555
346	LVMH Moet Hennessy Louis Vuitton SE	62,993
6,450	Masonite International Corporation[k]	367,005
5,661	MDC Partners, Inc.	47,835
3,820	Meredith Corporation	173,237
1,090	Meritage Homes Corporation[k]	33,735
430	Mohawk Industries, Inc.[k]	79,249
1,480	Monro Muffler Brake, Inc.	81,400
660	Murphy USA, Inc.[k]	45,395
8,629	New Media Investment Group, Inc.	124,258
5,990	New York Times Company	65,291
29,040	Newell Brands, Inc.	1,394,501
10,970	News Corporation, Class A	132,956
3,000	News Corporation, Class B	37,200
400	Nifco, Inc.	23,037
600	Nokian Renkaat Oyj	20,125
13,864	Nord Anglia Education, Inc.[k]	298,631
33,922	Nutrisystem, Inc.	1,075,327
1,998	O’Reilly Automotive, Inc.[k]	528,351
12,873	Oxford Industries, Inc.	807,395
100	Paddy Power plc	10,363
7,470	Papa John’s International, Inc.	563,611
20,170	Papa Murphy’s Holdings, Inc.[k]	112,145
7,900	Penn National Gaming, Inc.[k]	102,147
6,600	Persimmon plc	136,620
1,060	Priceline Group, Inc.[k]	1,562,684
494	Publicis Groupe SA	33,888
10,855	PVH Corporation	1,161,268
3,158	Ralph Lauren Corporation	309,800
5,680	Rent-A-Center, Inc.	57,311
580	Restaurant Brands International, Inc.	25,793
3,104	Restoration Hardware Holdings, Inc.[k]	89,923
6,530	Retailmenot, Inc.[k]	59,097

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Consumer Discretionary (2.8%) - continued
23,667	Ross Stores, Inc.	$1,480,134
3,090	Royal Caribbean Cruises, Ltd.	237,528
200	RTL Group SA	15,674
11,330	Ruth’s Hospitality Group, Inc.	179,581
8,300	Sally Beauty Holdings, Inc.[k]	215,302
11,170	Scripps Networks Interactive, Inc.	718,901
800	Sekisui Chemical Company, Ltd.	12,599
1,500	Sekisui House, Ltd.	24,786
2,170	Select Comfort Corporation[k]	41,642
4,160	Signet Jewelers, Ltd.	338,042
10,300	Sportsman’s Warehouse Holdings, Inc.[k]	94,760
6,160	Starbucks Corporation	326,911
19,084	Stein Mart, Inc.	114,886
3,470	Steven Madden, Ltd.[k]	115,898
4,600	Sumitomo Forestry Company, Ltd.	64,079
2,500	Sumitomo Rubber Industries, Ltd.	41,941
200	Swatch Group AG	11,530
8,790	Tegna, Inc.	172,460
3,550	Tempur-Pedic International, Inc.[k]	191,948
3,489	Tenneco, Inc.[k]	192,139
11,986	Time, Inc.	155,818
20,740	TJX Companies, Inc.	1,529,575
24,108	Toll Brothers, Inc.[k]	661,524
24,865	Tower International, Inc.	539,571
200	Toyota Motor Corporation	11,601
14,286	Tuesday Morning Corporation[k]	70,716
670	Tupperware Brands Corporation	39,878
1,329	Ulta Salon Cosmetics & Fragrance, Inc.[k]	323,399
4,174	Under Armour, Inc., Class Ak	129,811
4,202	Under Armour, Inc., Class Ck	108,664
3,115	Vail Resorts, Inc.	496,656
74	Valora Holding AG	21,518
14,130	Vera Bradley, Inc.[k]	188,918
6,107	VF Corporation	331,060
1,820	Visteon Corporation	128,510
4,330	Vitamin Shoppe, Inc.[k]	108,467
2,000	Wacoal Holdings Corporation	23,075
3,930	Walt Disney Company	364,272
1,150	Whirlpool Corporation	172,293
600	Whitbread plc	26,505
11,100	Wingstop, Inc.	297,036
4,017	Wolters Kluwer NV	155,339
3,000	WPP plc	65,139
1,600	Yokohama Rubber Company, Ltd.	27,780
8,490	Yum! Brands, Inc.	732,517
8,400	Zoe’s Kitchen, Inc.[k]	190,428

	Total	51,789,234

Consumer Staples (0.9%)
8,337	AdvancePierre Foods Holdings, Inc.	233,102
2,400	Axfood AB	37,507
1,301	British American Tobacco plc	74,564
6,530	Brown-Forman Corporation	301,490
9,290	Campbell Soup Company	504,819
3,871	Casey’s General Stores, Inc.	437,384
41,730	Coca-Cola Company	1,769,352
4,300	Coca-Cola HBC AG	92,794
23,480	CVS Health Corporation	1,974,668
1,100	Davide Campari - Milano SPA	11,079
5,570	Distribuidora Internacional de Alimentacion SA	29,750
2,360	e.l.f. Beauty, Inc.[k]	61,030
800	Ebro Foods SA	17,251
11,460	Estee Lauder Companies, Inc.	998,510
16,010	Flowers Foods, Inc.	248,475
3,710	General Mills, Inc.	229,946
139	George Weston, Ltd.	11,327
15,881	Hain Celestial Group, Inc.[k]	577,592
900	Henkel AG & Company KGaA	99,165
6,543	Imperial Brands plc	316,498
2,650	Ingredion, Inc.	347,600
1,692	J & J Snack Foods Corporation	206,678
900	Jeronimo Martins SGPS SA	15,465
900	Kao Corporation	46,311
400	Kesko Oyj	19,876
2,200	Kewpie Corporation	62,482
3,460	Kimberly-Clark Corporation	395,859
1,100	Kirin Holdings Company, Ltd.	18,911
15,970	Koninklijke Ahold Delhaize NV	364,316
840	Lancaster Colony Corporation	109,746
2	Lindt & Spruengli AG	10,385
7,561	Monster Beverage Corporation[k]	1,091,355
1,300	Nestle SA	94,268
400	Ontex Group NV	12,099
4,780	PepsiCo, Inc.	512,416
7,159	Philip Morris International, Inc.	690,414
39,700	Pinnacle Foods, Inc.	2,041,374
282	Premium Brands Holdings Corporation	13,647
7,470	Procter & Gamble Company	648,396
19,796	SpartanNash Company	554,288
1,100	Suedzucker AG	28,218
7,170	United Natural Foods, Inc.[k]	299,276
1,140	Universal Corporation	61,788
4,280	Walgreens Boots Alliance, Inc.	354,084
14,870	WhiteWave Foods Company[k]	810,266

	Total	16,835,821

Energy (3.8%)
2,870	Anadarko Petroleum Corporation	170,593
14,706	Arch Coal, Inc.[i,k]	1,079,126
54,169	Archrock, Inc.	628,360
19,264	Atwood Oceanics, Inc.	146,984
22,544	Baker Hughes, Inc.	1,248,938
5,765	Baytex Energy Corporation	22,178
78,098	BP plc	461,694
12,462	Bristow Group, Inc.	124,745
52,280	Callon Petroleum Company[k]	679,117
83,098	Canadian Natural Resources, Ltd.	2,635,038
66,591	Chevron Corporation	6,975,407
10,265	Cimarex Energy Company	1,325,519
48,570	Clean Energy Fuels Corporation[k]	199,623
23,087	Concho Resources, Inc.[k]	2,930,664
32,170	ConocoPhillips	1,397,786
28,120	Continental Resources, Inc.[k]	1,375,349
1,943	Contura Energy, Inc.[k]	128,724
5,018	Crescent Point Energy Corporation	59,746
14,850	Delek US Holdings, Inc.	250,965
19,460	Devon Energy Corporation	737,339
6,170	Diamond Offshore Drilling, Inc.	101,743
2,074	Diamondback Energy, Inc.[k]	189,335
32,054	Ensco plc	250,662
41,569	EOG Resources, Inc.	3,758,669
10,570	EP Energy Corporation[k]	37,629
54,360	EQT Corporation	3,587,760
30,040	Exxon Mobil Corporation	2,502,933
10,930	Frank’s International NV	122,963
2,800	Galp Energia SGPS SA	37,963
9,790	Green Plains, Inc.	254,540
1,630	Gulfport Energy Corporation[k]	39,299
101,780	Halliburton Company	4,681,880
5,912	HollyFrontier Corporation	147,504

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Energy (3.8%) - continued
23,640	Hornbeck Offshore Services, Inc.[k]	$93,851
3,760	Kinder Morgan, Inc.	76,817
75,845	Marathon Oil Corporation	999,637
2,310	Murphy Oil Corporation	59,760
104,730	Nabors Industries, Ltd.	1,246,287
3,740	Newfield Exploration Company[k]	151,807
1,950	Noble Energy, Inc.	67,216
24,379	Oasis Petroleum, Inc.[k]	255,736
2,430	Oceaneering International, Inc.	57,834
3,190	Oil States International, Inc.[k]	93,308
3,670	OMV AG	114,540
24,932	Parsley Energy, Inc.[k]	820,263
53,616	Patterson-UTI Energy, Inc.	1,205,288
1,060	PDC Energy, Inc.[k]	65,010
2,430	Phillips 66	197,195
41,429	Pioneer Energy Services Corporation[k]	147,073
17,260	Pioneer Natural Resources Company	3,089,885
6,210	Rowan Companies plc	82,407
3,224	Royal Dutch Shell plc	80,334
46,955	Royal Dutch Shell plc ADR	2,338,829
6,641	Royal Dutch Shell plc, Class B	171,289
10,195	RPC, Inc.	176,068
1,480	RSP Permian, Inc.[k]	53,428
60,231	Schlumberger, Ltd.	4,711,871
9,050	SemGroup Corporation	291,863
2,947	SM Energy Company	99,108
3,108	Statoil ASA	50,741
134,193	Suncor Energy, Inc. ADR	4,028,474
2,030	Superior Energy Services, Inc.	28,745
14,180	Teekay Corporation	92,595
33,211	Teekay Tankers, Ltd.	70,739
19,160	Tesco Corporation	131,246
54,070	TETRA Technologies, Inc.[k]	294,681
3,223	Total SA	154,398
30,696	U.S. Silica Holdings, Inc.	1,417,848
74,530	Valero Energy Corporation	4,415,157
1,463	Vantage Drilling International[k]	122,892
342,115	Weatherford International plc[k]	1,648,994
285,295	WPX Energy, Inc.[k]	3,098,304

	Total	70,592,293

Financials (3.1%)
11,492	Aberdeen Asset Management plc	44,953
7,959	Affiliated Managers Group, Inc.[k]	1,055,841
1,800	AIA Group, Ltd.	11,324
3,250	Allied World Assurance Company Holdings AG	139,685
3,460	American Financial Group, Inc.	257,770
7,900	American International Group, Inc.	487,430
11,123	Ameris Bancorp	403,765
4,110	AMERISAFE, Inc.	228,516
900	Arch Capital Group, Ltd.[k]	70,173
3,676	Argo Group International Holdings, Ltd.	204,386
14,600	Aspen Insurance Holdings, Ltd.	704,450
5,640	Associated Banc-Corp	114,492
19,410	Assured Guaranty, Ltd.	580,165
2,171	ASX, Ltd.	77,659
6,800	Australia & New Zealand Banking Group, Ltd.	143,585
11,900	Banco Santander SA	58,311
11,440	BancorpSouth, Inc.	268,840
79,920	Bank of America Corporation	1,318,680
8,475	Bank of East Asia, Ltd.	34,069
1,878	Bank of Montreal	119,515
11,100	Bank of New York Mellon Corporation	480,297
5,501	Bank of Nova Scotia	295,618
10,278	Bank of the Ozarks, Inc.	379,875
7,140	BankFinancial Corporation	89,750
28,400	BB&T Corporation	1,113,280
18,620	Beneficial Bancorp, Inc.	269,990
24,450	Blackstone Group, LP	611,983
47,400	Boston Private Financial Holdings, Inc.	623,310
29,180	Brookline Bancorp, Inc.	373,504
10,830	Brown & Brown, Inc.	399,194
166	Canadian Imperial Bank of Commerce	12,438
6,160	Capital One Financial Corporation	456,086
72,010	Capstead Mortgage Corporation	684,815
7,840	Cathay General Bancorp	234,808
14,090	Central Pacific Financial Corporation	361,127
5,600	Charles Schwab Corporation	177,520
4,270	Chemical Financial Corporation	183,397
3,000	Chiba Bank, Ltd.	18,554
4,450	Chubb, Ltd.	565,150
2,017	CI Financial Corporation	37,113
35,670	Citigroup, Inc.	1,753,180
8,590	Clifton Bancorp, Inc.	131,341
3,900	CNP Assurances	67,541
42,720	CoBiz Financial, Inc.	543,398
14,757	Columbia Banking System, Inc.	487,276
17,210	Comerica, Inc.	896,469
6,900	Concordia Financial Group, Ltd.	31,993
17,855	Direct Line Insurance Group plc	75,537
66,010	E*TRADE Financial Corporation[k]	1,858,842
37,793	East West Bancorp, Inc.	1,493,201
2,760	Eaton Vance Corporation	96,766
16,776	Employers Holdings, Inc.	525,928
3,080	Endurance Specialty Holdings, Ltd.	283,206
9,500	Enova International, Inc.[k]	89,300
2,000	Erste Group Bank AG	62,718
12,369	Essent Group, Ltd.[k]	327,036
6,654	Evercore Partners, Inc.	357,652
700	EXOR SPA	29,760
700	EXOR SPA Rights[k,l]	0
9,140	F.N.B. Corporation	119,460
8,580	Federated Investors, Inc.	231,660
42,120	Fifth Third Bancorp	916,531
5,130	First American Financial Corporation	200,378
43,980	First Commonwealth Financial Corporation	446,837
10,450	First Financial Bancorp	224,675
4,550	First Financial Corporation	182,455
3,640	First Merchants Corporation	102,466
52,830	First Midwest Bancorp, Inc.	1,020,147
5,540	First NBC Bank Holding Company[k]	29,916
21,306	First Republic Bank	1,585,806
22,085	FlexiGroup, Ltd.	37,715
1,960	Franklin Resources, Inc.	65,974
26,000	Fukuoka Financial Group, Inc.	112,514
18,720	Genworth Financial, Inc.[k]	77,501
2,338	Genworth MI Canada, Inc.	50,776
12,720	Glacier Bancorp, Inc.	359,467
6,850	Goldman Sachs Group, Inc.	1,220,944
26,170	Great Western Bancorp, Inc.	843,721
28,598	Green Bancorp, Inc.[k]	295,989
5,400	Greenhill & Company, Inc.	126,630
100	Groupe Bruxelles Lambert SA	8,597
1,240	Hancock Holding Company	41,602
2,900	Hang Seng Bank, Ltd.	52,300
23,572	Hanmi Financial Corporation	589,300
1,400	Hannover Rueckversicherung SE	156,187

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Financials (3.1%) - continued
15,913	Hanover Insurance Group, Inc.	$1,212,411
4,000	Hartford Financial Services Group, Inc.	176,440
20,900	Henderson Group plc	59,134
32,410	Home BancShares, Inc.	697,139
388	Home Capital Group, Inc.	7,680
2,740	HomeStreet, Inc.[k]	75,487
3,940	Hometrust Bancshares, Inc.[k]	73,284
27,209	Hope Bancorp, Inc.	439,153
5,738	Horace Mann Educators Corporation	206,281
6,668	Houlihan Lokey, Inc.	162,499
44,850	Huntington Bancshares, Inc.	475,410
773	Infinity Property & Casualty Corporation	63,347
849	Intact Financial Corporation	57,714
6,656	Intercontinental Exchange, Inc.	1,799,716
21,400	Invesco, Ltd.	601,126
20,423	Janus Capital Group, Inc.	261,823
85,790	KeyCorp	1,211,355
10,307	Kinsale Capital Group, Inc.	247,883
2,240	Lazard, Ltd.	81,670
2,424	Lincoln National Corporation	118,994
3,340	LPL Financial Holdings, Inc.	103,406
4,330	M&T Bank Corporation	531,421
1,900	Macquarie Group, Ltd.	114,854
120	Markel Corporation[k]	105,292
3,580	Meta Financial Group, Inc.	262,235
19,130	MetLife, Inc.	898,345
53,600	Mizuho Financial Group, Inc.	90,249
17,410	Morgan Stanley	584,454
1,000	MS and AD Insurance Group Holdings, Inc.	29,687
9,030	National Bank Holdings Corporation	219,790
6,452	National Bank of Canada	230,315
760	Navigators Group, Inc.	70,832
9,430	NMI Holdings, Inc.[k]	72,139
1,900	Nordea Bank AB	19,967
7,930	NorthStar Realty Europe Corporation	78,428
4,500	Old Mutual plc	11,070
4,310	Old Republic International Corporation	72,667
9,729	PacWest Bancorp	422,141
1,874	Power Corporation of Canada	40,196
5,300	Primerica, Inc.	289,910
780	Principal Financial Group, Inc.	42,588
1,380	Prosperity Bancshares, Inc.	76,549
15,520	Provident Financial Services, Inc.	352,149
14,538	Raymond James Financial, Inc.	874,025
4,820	Redwood Trust, Inc.	67,769
4,219	Renasant Corporation	142,349
6,900	Resona Holdings, Inc.	30,584
1,306	Safety Insurance Group, Inc.	88,416
15,743	Sandy Spring Bancorp, Inc.	499,053
558	Schroders plc	19,206
2,390	SEI Investments Company	105,949
2,750	Selective Insurance Group, Inc.	101,612
4,300	Seven Bank, Ltd.	13,219
134,240	SLM Corporation[k]	946,392
540	State Auto Financial Corporation	12,366
9,040	Stewart Information Services Corporation	406,348
16,426	Stifel Financial Corporation[k]	642,914
14,932	SVB Financial Group[k]	1,825,736
2,390	Swiss Re AG	221,820
31,920	Synchrony Financial	912,593
8,550	Synovus Financial Corporation	282,748
4,400	T&D Holdings, Inc.	53,209
500	Talanx AG	15,519
53,730	TCF Financial Corporation	768,339
28,301	TD Ameritrade Holding Corporation	968,177
3,910	Territorial Bancorp, Inc.	111,513
1,027	Toronto-Dominion Bank	46,599
9,280	TriCo Bancshares	244,250
45,490	TrustCo Bank Corporation	318,430
3,570	Trustmark Corporation	98,818
1,760	Union Bankshares Corporation	49,157
1,820	United Bankshares, Inc.	68,614
4,650	United Community Banks, Inc.	100,300
26,950	United Financial Bancorp, Inc.	396,434
930	United Fire Group, Inc.	36,754
6,380	United Overseas Bank, Ltd.	86,070
2,360	Unum Group	83,544
4,380	Virtu Financial, Inc.	56,064
4,210	Voya Financial, Inc.	128,615
5,593	Western Alliance Bancorp[k]	208,954
7,600	Westpac Banking Corporation	175,749
4,744	Wintrust Financial Corporation	255,939
15,000	WisdomTree Investments, Inc.	128,700
5,234	WSFS Financial Corporation	183,452
69,779	Zions Bancorporation	2,247,582

	Total	58,673,221

Health Care (2.6%)
14,754	Abbott Laboratories	578,947
6,050	ABIOMED, Inc.[k]	635,190
12,045	Acadia Healthcare Company, Inc.[k]	433,138
1,960	Acceleron Pharma, Inc.[k]	54,939
2,890	Aceto Corporation	52,974
11,060	Advaxis, Inc.[k]	89,475
6,080	Aerie Pharmaceuticals, Inc.[k]	202,160
6,430	Aetna, Inc.	690,260
16,561	Akorn, Inc.[k]	396,636
5,450	Alexion Pharmaceuticals, Inc.[k]	711,225
3,924	Align Technology, Inc.[k]	337,150
3,922	Allergan plc[k]	819,463
2,821	Amgen, Inc.	398,212
5,437	Analogic Corporation	445,018
36,323	Asterias Biotherapeutics, Inc.[k]	119,866
1,923	AstraZeneca plc	107,679
953	Atrion Corporation	418,510
100	Bayer AG	9,929
1,240	Biogen, Inc.[k]	347,423
8,240	BioMarin Pharmaceutical, Inc.[k]	663,485
3,720	Boston Scientific Corporation[k]	81,840
3,120	Bristol-Myers Squibb Company	158,839
1,967	C.R. Bard, Inc.	426,210
13,311	Cardiovascular Systems, Inc.[k]	311,877
8,000	Catalent, Inc.[k]	182,480
8,370	Celgene Corporation[k]	855,247
8,300	Centene Corporation[k]	518,584
1,440	Charles River Laboratories International, Inc.[k]	109,267
1,500	Chemed Corporation	212,130
3,180	Coherus Biosciences, Inc.[k]	86,973
3,970	CONMED Corporation	158,800
11,450	Cooper Companies, Inc.	2,015,658
5,070	Cross Country Healthcare, Inc.[k]	56,632
1,100	CSL, Ltd.	83,936
24,450	Dentsply Sirona, Inc.	1,407,587
7,040	Dexcom, Inc.[k]	550,810
16,070	Edwards Lifesciences Corporation[k]	1,530,185
2,390	Emergent Biosolutions, Inc.[k]	63,861
16,396	Ensign Group, Inc.	302,834

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Health Care (2.6%) - continued
26,822	Envision Healthcare Holdings, Inc.[k]	$530,539
2,326	Essilor International SA	261,382
11,150	Express Scripts Holding Company[k]	751,510
100	Gerresheimer AG	7,543
22,883	Gilead Sciences, Inc.	1,684,875
4,520	Global Blood Therapeutics, Inc.[k]	78,874
2,060	Globus Medical, Inc.[k]	45,588
1,800	Grifols SA	35,518
2,060	Halyard Health, Inc.[k]	66,641
6,260	HCA Holdings, Inc.[k]	479,078
5,264	HealthEquity, Inc.[k]	174,923
8,970	Healthways, Inc.[k]	222,456
1,660	Heska Corporation[k]	82,004
1,900	Hikma Pharmaceuticals plc	40,752
3,700	Hill-Rom Holdings, Inc.	205,017
25,360	Hologic, Inc.[k]	913,214
164	ICON plc[k]	13,166
2,620	ICU Medical, Inc.[k]	364,966
4,321	Impax Laboratories, Inc.[k]	86,852
10,238	Inogen, Inc.[k]	549,473
19,738	Intersect ENT, Inc.[k]	288,175
2,750	Intra-Cellular Therapies, Inc.[k]	34,100
9,689	Ironwood Pharmaceuticals, Inc.[k]	123,729
23,430	Johnson & Johnson	2,717,646
20,660	Kindred Healthcare, Inc.	203,501
322	Lonza Group AG	60,762
7,060	Magellan Health Services, Inc.[k]	363,237
19,308	Medtronic plc	1,583,642
31,400	Merck & Company, Inc.	1,843,808
1,000	Merck KGaA	102,931
2,012	Mettler-Toledo International, Inc.[k]	813,009
16,597	Mylan NVk	605,790
7,182	National Healthcare Corporation	464,675
2,110	Natural Health Trends Corporation	49,226
790	Neogen Corporation[k]	41,625
6,307	Neurocrine Biosciences, Inc.[k]	276,057
8,161	Nevro Corporation[k]	750,159
3,800	Novartis AG	269,677
3,300	Novo Nordisk AS	117,564
16,693	NuVasive, Inc.[k]	997,073
6,470	Omnicell, Inc.[k]	211,084
33,470	OraSure Technologies, Inc.[k]	251,360
3,340	Orthofix International NVk	122,411
200	Otsuka Holdings Company, Ltd.	8,753
21,120	PDL BioPharma, Inc.	68,006
3,690	PerkinElmer, Inc.	187,784
7,180	Perrigo Company plc	597,304
75,410	Pfizer, Inc.	2,391,251
5,180	PharMerica Corporation[k]	123,284
1,800	Prothena Corporation plc[k]	86,076
2,930	ResMed, Inc.	175,126
13,070	Roche Holding AG ADR	374,782
362	Roche Holding AG-Genusschein	83,145
3,120	Surgical Care Affiliates, Inc.[k]	133,505
15,573	Team Health Holdings, Inc.[k]	667,303
8,450	Teleflex, Inc.	1,209,448
12,717	Triple-S Management Corporation[k]	262,988
14,331	UnitedHealth Group, Inc.	2,025,400
10,648	Universal Health Services, Inc.	1,285,320
2,420	VCA Antech, Inc.[k]	148,733
13,640	Veeva Systems, Inc.[k]	529,914
11,008	Vertex Pharmaceuticals, Inc.[k]	835,067
1,300	Waters Corporation[k]	180,882
530	Wellcare Health Plans, Inc.[k]	60,160
4,260	West Pharmaceutical Services, Inc.	323,888
13,850	Wright Medical Group NVk	303,454
12,080	Ziopharm Oncology, Inc.[k]	68,614
11,660	Zoetis, Inc.	557,348

	Total	48,198,576

Industrials (2.9%)
2,900	ABB, Ltd.	59,828
7,900	ABM Industries, Inc.	308,732
1,000	Adecco SA	59,380
17,989	Aegion Corporation[k]	332,976
3,660	Aerovironment, Inc.[k]	87,803
3,700	AGCO Corporation	188,996
12,225	Air New Zealand, Ltd.	16,863
2,560	Allison Transmission Holdings, Inc.	74,982
400	Andritz AG	20,914
29,880	Ardmore Shipping Corporation	174,798
8,000	Asahi Glass Company, Ltd.	55,950
7,588	Astec Industries, Inc.	420,072
500	Atlas Copco Aktiebolag	14,648
5,960	AZZ, Inc.	317,370
14,577	B/E Aerospace, Inc.	867,623
2,400	Babcock International Group plc	29,011
14,150	Barnes Group, Inc.	563,736
700	Berendsen plc	8,261
5,040	Boeing Company	717,847
1,800	Brady Corporation	59,580
43,210	BWX Technologies, Inc.	1,694,696
630	Canadian National Railway Company	39,605
14,000	Carlisle Companies, Inc.	1,467,900
7,000	Cathay Pacific Airways, Ltd.	9,214
5,710	CBIZ, Inc.[k]	63,096
2,890	CEB, Inc.	140,599
100	Central Japan Railway Company	17,005
7,868	CIRCOR International, Inc.	423,141
5,558	CLARCOR, Inc.	345,763
2,200	Colfax Corporation[k]	69,938
17,060	Comfort Systems USA, Inc.	492,181
5,685	Commercial Vehicle Group, Inc.[k]	25,810
11,920	Copart, Inc.[k]	625,442
1,900	Crane Company	129,219
18,940	CSX Corporation	577,859
6,970	Cummins, Inc.	890,905
2,200	Curtiss-Wright Corporation	197,164
2,000	Dai Nippon Printing Company, Ltd.	20,061
40,440	Delta Air Lines, Inc.	1,689,179
580	Deluxe Corporation	35,496
1,500	Deutsche Post AG	46,517
24,080	Donaldson Company, Inc.	879,402
1,000	DSV AS	48,420
1,200	East Japan Railway Company	105,634
5,377	EMCOR Group, Inc.	325,093
1,634	Encore Wire Corporation	55,801
9,510	EnerSys	619,386
1,820	Equifax, Inc.	225,625
11,678	ESCO Technologies, Inc.	520,255
15,788	Federal Signal Corporation	193,877
770	Flowserve Corporation	32,609
300	Flughafen Zuerich AG	55,147
4,280	Fluor Corporation	222,517
2,185	Fortive Corporation	111,544
8,106	Fortune Brands Home and Security, Inc.	442,831
10,861	Franklin Electric Company, Inc.	395,883
700	Fraport AG Frankfurt Airport Services Worldwide	41,553
8,500	GasLog, Ltd.	130,475
16,380	Gener8 Maritime, Inc.[k]	69,124
1,860	Genesee & Wyoming, Inc.[k]	126,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Industrials (2.9%) - continued
700	Getinge AB	$11,463
15,163	Gibraltar Industries, Inc.[k]	589,841
10,652	Granite Construction, Inc.	523,652
2,850	Greenbrier Companies, Inc.	89,775
4,880	Hackett Group, Inc.	78,666
40,290	Harsco Corporation	392,827
1,980	HD Supply Holdings, Inc.[k]	65,340
9,120	Healthcare Services Group, Inc.	337,166
6,758	Heico Corporation	456,570
4,340	Herman Miller, Inc.	120,652
7,440	Hexcel Corporation	338,446
800	Hitachi Transport System, Ltd.	16,492
300	Hochtief AG	40,964
6,860	Honeywell International, Inc.	752,405
3,871	Hub Group, Inc.[k]	141,098
9,360	Hubbell, Inc.	978,307
2,200	Huntington Ingalls Industries, Inc.	354,992
3,222	Huron Consulting Group, Inc.[k]	180,593
1,415	ICF International, Inc.[k]	65,656
1,000	Inaba Denki Sangyo Company, Ltd.	36,281
23,870	Ingersoll-Rand plc	1,606,212
4,080	Insperity, Inc.	306,816
1,380	Insteel Industries, Inc.	37,122
3,500	Interface, Inc.	55,475
18,200	ITOCHU Corporation	229,842
2,610	ITT Corporation	91,924
6,390	Jacobs Engineering Group, Inc.[k]	329,596
800	Jardine Matheson Holdings, Ltd.	48,728
6,270	JB Hunt Transport Services, Inc.	511,695
12,738	Johnson Controls International plc	513,596
2,000	Kamigumi Company, Ltd.	17,077
1,210	Kansas City Southern	106,190
40,630	Kennametal, Inc.	1,150,235
17,122	Kforce, Inc.	297,067
3,110	Kirby Corporation[k]	183,334
4,900	KITZ Corporation	28,176
5,930	Knight Transportation, Inc.	173,452
4,246	KONE Oyj	195,367
1,153	Koninklijke Boskalis Westminster NV	37,186
24,320	Korn/Ferry International	495,885
200	Kuehne & Nagel International AG	27,108
200	Legrand SA	11,305
22,920	Lincoln Electric Holdings, Inc.	1,508,824
1,240	Lindsay Corporation	97,092
1,760	Manpower, Inc.	135,168
9,700	Masco Corporation	299,536
7,074	Meggitt plc	37,634
32,630	Meritor, Inc.[k]	335,436
5,883	Middleby Corporation[k]	659,543
1,900	MIRAIT Holdings Corporation	16,848
5,700	Mitsubishi Electric Corporation	77,116
2,000	Mitsuboshi Belting, Ltd.	17,247
9,000	Moog, Inc.[k]	522,630
2,970	MRC Global, Inc.[k]	43,778
3,637	MSA Safety, Inc.	212,037
1,210	Mueller Industries, Inc.	36,651
8,590	MYR Group, Inc.[k]	256,326
26,435	Navigant Consulting, Inc.[k]	618,579
7,350	NCI Building Systems, Inc.[k]	105,840
7,887	Nielsen Holdings plc	355,073
3,000	Nippon Express Company, Ltd.	14,818
3,400	Nitto Kogyo Corporation	49,876
5,479	Nordson Corporation	548,612
5,688	Norfolk Southern Corporation	528,984
540	Northrop Grumman Corporation	123,660
5,380	Old Dominion Freight Line, Inc.[k]	401,778
9,814	On Assignment, Inc.[k]	337,700
13,136	Oshkosh Corporation	702,776
620	Parker Hannifin Corporation	76,105
3,020	Pentair, Ltd.	166,493
19,387	PGT, Inc.[k]	189,993
7,686	Proto Labs, Inc.[k]	343,564
5,240	Quanex Building Products Corporation	85,412
800	Randstad Holding NV	41,146
9,220	Raven Industries, Inc.	197,769
11,550	Raytheon Company	1,577,846
520	RBC Bearings, Inc.[k]	37,102
2,240	Regal-Beloit Corporation	132,384
6,780	Resources Connection, Inc.	100,683
3,340	Rexnord Corporation[k]	66,433
111	Rieter Holding AG	21,111
2,600	Rockwell Automation, Inc.	311,272
9,650	Rockwell Collins, Inc.	813,688
2,520	Rollins, Inc.	77,666
4,239	Roper Industries, Inc.	734,661
1,090	Ryder System, Inc.	75,635
11,130	Saia, Inc.[k]	396,785
1,800	Sanwa Holdings Corporation	17,927
65	Schindler Holding AG	12,032
352	Schindler Holding AG, Participation Certificate	65,393
200	Secom Company, Ltd.	14,428
700	Securitas AB	10,804
1,700	Siemens AG	193,150
2,800	Smiths Group plc	48,519
45,145	Southwest Airlines Company	1,808,057
11,630	SPX FLOW, Inc.[k]	291,797
650	Stanley Black & Decker, Inc.	73,996
3,880	Tennant Company	244,246
2,880	Tetra Tech, Inc.	110,736
3,794	Textron, Inc.	152,064
2,560	Toro Company	122,573
7,940	TransUnion[k]	248,046
2,300	TrueBlue, Inc.[k]	40,250
23,527	Union Pacific Corporation	2,074,611
15,450	United Continental Holdings, Inc.[k]	868,754
8,980	United Parcel Service, Inc.	967,685
8,556	United Rentals, Inc.[k]	647,347
4,075	Universal Forest Products, Inc.	350,409
12,300	Universal Truckload Services, Inc.	153,135
3,000	Vinci SA	217,260
3,050	WABCO Holdings, Inc.[k]	300,303
7,207	WageWorks, Inc.[k]	424,853
18,038	Waste Connections, Inc.	1,356,638
1,355	Watsco, Inc.	186,028
745	WSP Global, Inc.	24,133
8,700	Xylem, Inc.	420,471
8,160	YRC Worldwide, Inc.[k]	72,461
600	Yuasa Trading Company, Ltd.	14,374

	Total	55,028,068

Information Technology (4.3%)
1,906	Advanced Energy Industries, Inc.[k]	90,916
40,151	Agilent Technologies, Inc.	1,749,379
19,972	Akamai Technologies, Inc.[k]	1,387,455
2,100	Alliance Data Systems Corporation[k]	429,387
2,869	Alphabet, Inc., Class Ak	2,323,603
2,140	Alphabet, Inc., Class Ck	1,678,916
6,288	Ambarella, Inc.[k]	385,895
9,720	Amkor Technology, Inc.[k]	90,104
26,499	Amphenol Corporation	1,747,079
15,870	Analog Devices, Inc.	1,017,267

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Information Technology (4.3%) - continued
1,908	ANSYS, Inc.[k]	$174,296
22,834	Apple, Inc.	2,592,572
15,026	Applied Materials, Inc.	436,956
6,890	Apptio, Inc.[k]	135,940
12,071	Arista Networks, Inc.[k]	1,023,017
9,044	Aspen Technology, Inc.[k]	445,327
4,170	AVX Corporation	58,463
8,860	Bankrate, Inc.[k]	69,108
780	Belden, Inc.	50,552
19,080	Blackhawk Network Holdings, Inc.[k]	657,306
30,760	Booz Allen Hamilton Holding Corporation	937,257
800	Broadcom, Ltd.	136,224
21,627	Brocade Communications Systems, Inc.	229,246
36,559	Brooks Automation, Inc.	476,364
7,860	CA, Inc.	241,616
8,237	Cabot Microelectronics Corporation	455,177
1,904	CACI International, Inc.[k]	186,306
4,050	Cadence Design Systems, Inc.[k]	103,599
1,800	Canon, Inc.	51,710
100	Cap Gemini SA	8,282
8,270	Cavium, Inc.[k]	466,841
4,350	CDK Global, Inc.	237,553
2,240	Check Point Software Technologies, Ltd.[k]	189,414
23,210	Ciena Corporation[k]	449,810
134,200	Cisco Systems, Inc.	4,117,256
8,871	Cognex Corporation	457,744
2,140	Coherent, Inc.[k]	222,817
21,350	CommVault Systems, Inc.[k]	1,142,225
8,700	Comtech Telecommunications Corporation	90,480
8,120	Convergys Corporation	237,104
16,560	CoreLogic, Inc.[k]	704,794
20,624	Criteo SA ADR[k]	745,558
2,670	CSG Systems International, Inc.	101,540
2,130	CTS Corporation	38,766
8,050	Dolby Laboratories, Inc.	383,099
11,861	DST Systems, Inc.	1,140,554
10,480	EarthLink Holdings Corporation	59,946
17,300	eBay, Inc.[k]	493,223
13,810	Entegris, Inc.[k]	219,579
8,240	Envestnet, Inc.[k]	291,284
4,490	EVERTEC, Inc.	68,023
6,170	ExlService Holdings, Inc.[k]	271,665
3,518	F5 Networks, Inc.[k]	486,223
11,245	Fabrinet[k]	426,860
15,910	Facebook, Inc.[k]	2,084,051
13,750	Finisar Corporation[k]	376,475
38,630	FLIR Systems, Inc.	1,271,700
1,010	Forrester Research, Inc.	37,622
23,308	Fortinet, Inc.[k]	747,254
4,000	FUJIFILM Holdings NPV	151,244
1,680	Gartner, Inc.[k]	144,547
19,269	Guidewire Software, Inc.[k]	1,107,004
800	Halma plc	10,242
8,780	HP, Inc.	127,222
3,576	IAC/InterActiveCorporation	230,437
14,270	Integrated Device Technology, Inc.[k]	295,532
17,480	Intel Corporation	609,528
32,387	Ixia[k]	387,025
10,164	Juniper Networks, Inc.	267,720
2,460	Keysight Technologies, Inc.[k]	80,688
10,970	Lam Research Corporation	1,062,554
5,270	Liberty Tripadvisor Holdings, Inc.[k]	116,994
13,650	Lionbridge Technologies, Inc.[k]	65,930
3,058	Littelfuse, Inc.	426,591
8,890	M/A-COM Technology Solutions Holdings, Inc.[k]	326,796
4,183	Manhattan Associates, Inc.[k]	211,827
25,800	MasterCard, Inc.	2,761,116
18,071	Maxim Integrated Products, Inc.	716,154
2,860	MAXIMUS, Inc.	148,892
13,681	Methode Electronics, Inc.	426,847
600	Micro Focus International plc	15,711
10,400	Microsemi Corporation[k]	438,152
77,130	Microsoft Corporation	4,621,630
6,720	Mobileye NVk	249,850
19,532	Monolithic Power Systems, Inc.	1,539,317
2,793	Nanometrics, Inc.[k]	58,346
8,280	National Instruments Corporation	232,585
1,800	NEC Networks & System Integration Corporation	31,989
500	Nice, Ltd.	33,189
8,067	Nice, Ltd. ADR	536,213
1,000	NS Solutions Corporation	19,068
400	NTT Data Corporation	20,642
17,576	NVIDIA Corporation	1,250,708
7,330	NXP Semiconductors NVk	733,000
33,651	Oclaro, Inc.[k]	245,989
13,960	ON Semiconductor Corporation[k]	162,913
73,730	Oracle Corporation	2,832,707
200	Oracle Corporation Japan	10,885
2,160	OSI Systems, Inc.[k]	151,481
5,058	Palo Alto Networks, Inc.[k]	778,072
49,520	Pandora Media, Inc.[k]	561,062
11,000	Paylocity Holding Corporation[k]	478,390
25,769	PayPal Holdings, Inc.[k]	1,073,537
6,983	Pegasystems, Inc.	215,775
15,667	Progress Software Corporation[k]	421,599
14,735	Proofpoint, Inc.[k]	1,154,929
5,580	PTC, Inc.[k]	264,715
12,877	Q2 Holdings, Inc.[k]	361,844
770	Qorvo, Inc.[k]	42,851
16,300	QUALCOMM, Inc.	1,120,136
2,320	Qualys, Inc.[k]	86,420
9,620	RealPage, Inc.[k]	261,664
5,300	Red Hat, Inc.[k]	410,485
4,520	Rudolph Technologies, Inc.[k]	81,812
33,500	Salesforce.com, Inc.[k]	2,517,860
100	SAP SE	8,810
2,740	ScanSource, Inc.[k]	95,900
6,808	ServiceNow, Inc.[k]	598,491
17,750	ShoreTel, Inc.[k]	118,037
670	Silicon Laboratories, Inc.[k]	40,166
870	Software AG	31,620
9,100	SS&C Technologies Holdings, Inc.	290,563
1,860	Stratasys, Ltd.[k]	35,563
13,546	Synopsys, Inc.[k]	803,413
25,415	Teradyne, Inc.	591,915
1,840	Tessera Technologies, Inc.	68,264
16,120	Texas Instruments, Inc.	1,142,102
400	Tokyo Electron, Ltd.	36,082
1,990	Total System Services, Inc.	99,261
300	Trend Micro, Inc.	10,564
5,570	Trimble, Inc.[k]	153,955
3,987	Tyler Technologies, Inc.[k]	639,515
6,841	Ultimate Software Group, Inc.[k]	1,443,383
300	United Internet AG	12,334
23,074	Virtusa Corporation[k]	437,022
16,150	Visa, Inc.	1,332,536

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Information Technology (4.3%) - continued
36,010	Xilinx, Inc.	$1,831,829
4,400	Yahoo Japan Corporation	16,878
1,730	Yandex NVk	34,064

	Total	79,491,462

Materials (1.4%)
800	Adeka Corporation	12,093
8,547	Agnico Eagle Mines, Ltd.	434,188
127	Air Liquide SA	12,905
4,950	Air Products and Chemicals, Inc.	660,429
8,699	American Vanguard Corporation	132,225
1,614	APERAM	73,403
610	Ashland Global Holdings, Inc.	68,155
6,053	Avery Dennison Corporation	422,439
2,373	Balchem Corporation	180,111
7,139	Ball Corporation	550,203
47,648	Barrick Gold Corporation	838,128
14,228	BHP Billiton, Ltd.	248,575
14,385	BlueScope Steel, Ltd.	85,341
9,540	Boise Cascade Company[k]	183,645
4,520	Cabot Corporation	235,673
4,440	Carpenter Technology Corporation	140,348
8,540	Celanese Corporation	622,737
9,381	Chemtura Corporation[k]	307,697
3,739	Clearwater Paper Corporation[k]	198,541
5,170	Continental Building Products, Inc.[k]	105,726
600	Croda International plc	25,659
14,823	Crown Holdings, Inc.[k]	804,148
7,600	Daicel Corporation	99,934
2,000	Denki Kagaku Kogyo KK	9,073
10,970	Dow Chemical Company	590,296
1,733	Eagle Materials, Inc.	140,321
8,233	Eastman Chemical Company	592,035
10,250	Ecolab, Inc.	1,170,242
33,083	Eldorado Gold Corporation[k]	104,542
4,814	Evonik Industries AG	150,758
8,490	Ferro Corporation[k]	110,030
18,780	Ferroglobe plc	173,715
20,847	FMC Corporation	977,516
28	Givaudan SA	54,154
32,447	Goldcorp, Inc.	493,194
2,910	Graphic Packaging Holding Company	36,375
1,400	Hexpol AB	11,506
9,310	Huntsman Corporation	157,804
2,178	Ingevity Corporation[k]	90,169
2,090	Innophos Holdings, Inc.	95,806
5,029	Innospec, Inc.	302,997
25,243	International Paper Company	1,136,692
2,410	Kadant, Inc.	124,476
16,520	KapStone Paper and Packaging Corporation	299,673
60,454	Kinross Gold Corporation[k]	233,352
3,060	Koppers Holdings, Inc.[k]	100,215
2,100	Kuraray Company, Ltd.	31,837
2,208	Martin Marietta Materials, Inc.	409,319
4,330	Materion Corporation	131,199
2,560	Methanex Corporation	93,056
4,037	Minerals Technologies, Inc.	271,286
5,400	Mitsubishi Chemical Holdings Corporation	35,456
1,000	Mitsubishi Gas Chemical Company, Inc.	15,391
800	Mitsubishi Materials Corporation	22,921
20,010	Mosaic Company	470,835
23,972	Myers Industries, Inc.	288,863
520	Neenah Paper, Inc.	41,548
700	Newcrest Mining, Ltd.	12,257
26,341	Newmont Mining Corporation	975,671
200	Nippon Shokubai Company, Ltd.	13,802
22,019	Norsk Hydro ASA	98,441
19,970	Nucor Corporation	975,534
11,460	OMNOVA Solutions, Inc.[k]	87,096
6,098	Orora, Ltd.	13,437
21,404	Owens-Illinois, Inc.[k]	413,097
21,357	Packaging Corporation of America	1,761,952
2,350	PolyOne Corporation	68,690
1,090	Quaker Chemical Corporation	117,175
8,220	Rayonier Advanced Materials, Inc.	106,285
2,480	Reliance Steel & Aluminum Company	170,574
3,073	Royal Gold, Inc.	211,484
2,100	RPC Group plc	24,353
2,770	RPM International, Inc.	131,686
6,360	Schnitzer Steel Industries, Inc.	153,594
1,810	Schweitzer-Mauduit International, Inc.	66,807
2,988	Scotts Miracle-Gro Company	263,213
9,457	Sealed Air Corporation	431,523
4,360	Sensient Technologies Corporation	324,864
14,496	Silver Wheaton Corporation	349,499
8,640	Sonoco Products Company	434,506
22,095	Steel Dynamics, Inc.	606,729
400	Sumitomo Seika Chemicals Company, Ltd.	14,955
25,327	Teck Resources, Ltd.	546,557
2,000	Tosoh Corporation	13,061
3,399	UPM-Kymmene Oyj	79,066
17,718	Verso Corporation[k]	108,789
2,475	Versum Materials, Inc.[k]	56,183
4,654	Vulcan Materials Company	526,833
13,042	Westrock Company	602,410
47,962	Yamana Gold, Inc.	170,745
4,022	Yara International ASA	142,074

	Total	25,481,897

Real Estate (0.8%)
3,230	American Assets Trust, Inc.	128,263
5,640	American Campus Communities, Inc.	293,900
16,610	Bluerock Residential Growth REIT, Inc.	205,964
52,103	Brixmor Property Group, Inc.	1,324,458
2,300	Camden Property Trust	187,312
12,500	CapitaMall Trust	18,627
1,100	Castellum AB	14,905
46,450	CBL & Associates Properties, Inc.	497,015
60,886	Cedar Realty Trust, Inc.	412,198
19,750	Chatham Lodging Trust	349,575
5,590	City Office REIT, Inc.	70,210
46,620	Corporate Office Properties Trust	1,244,288
12,850	Corrections Corporation of America	185,683
8,231	Cousins Properties, Inc.	63,955
9,420	CubeSmart	245,579
550	CyrusOne, Inc.	24,536
100	Daito Trust Construction Company, Ltd.	16,758
102,330	DDR Corporation	1,564,626
17,700	DEXUS Property Group	120,238
2,150	Digital Realty Trust, Inc.	200,875
7,500	Duke Realty Corporation	196,125
12,920	DuPont Fabros Technology, Inc.	527,265
550	EastGroup Properties, Inc.	37,350
11,390	Equity Lifestyle Properties, Inc.	863,818
5,120	First Industrial Realty Trust, Inc.	135,219
19,768	First Potomac Realty Trust	176,331

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (23.5%)	Value
Real Estate (0.8%) - continued
18,560	Franklin Street Properties Corporation	$214,739
11,200	Frasers Centrepoint Trust	16,745
7,000	General Growth Properties, Inc.	174,650
5,847	H&R Real Estate Investment Trust	99,433
1,533	Hamborner REIT AG	15,156
15,770	HFF, Inc.	419,955
7,290	Hospitality Properties Trust	199,454
13,307	Host Hotels & Resorts, Inc.	205,992
4,960	Hudson Pacific Properties, Inc.	166,755
2,400	Hufvudstaden AB	37,146
21,000	Hysan Development Company, Ltd.	96,923
10,720	InfraREIT, Inc.	178,166
11,270	Kite Realty Group Trust	280,961
12,270	LaSalle Hotel Properties	291,413
11,150	Liberty Property Trust	450,794
6,860	Life Storage, Inc.	553,259
4,000	Link REIT	28,456
3,970	Mid-America Apartment Communities, Inc.	368,217
77,983	New World Development Company, Ltd.	96,952
1,028	Parkway, Inc.[k]	18,525
6,815	Pebblebrook Hotel Trust	165,468
5,300	Physicians Realty Trust	104,781
1,854	Potlatch Corporation	71,194
10,250	RE/MAX Holdings, Inc.	445,363
10,700	Retail Properties of America, Inc.	166,599
675	RioCan Real Estate Investment Trust	13,125
11,380	Silver Bay Realty Trust Corporation REIT	190,615
6,000	Sino Land Company, Ltd.	10,188
31,712	Stockland	106,503
15,410	Store Capital Corporation	420,539
24,232	Summit Hotel Properties, Inc.	314,774
7,357	Terreno Realty Corporation	192,018
13,590	Urstadt Biddle Properties, Inc.	292,185
2,000	Wharf Holdings, Ltd.	14,995
3,000	Wheelock and Company, Ltd.	18,462
19,200	Wing Tai Holdings, Ltd.	23,392

	Total	15,568,965

Telecommunications Services (0.2%)
13,600	AT&T, Inc.	500,344
1,700	ATN International, Inc.	114,988
779	BCE, Inc.	35,393
9,800	BT Group plc	44,983
6,302	Cincinnati Bell, Inc.[k]	123,834
3,500	Elisa Oyj	117,920
5,160	FairPoint Communications, Inc.[k]	80,496
2,600	Freenet AG	74,540
6,880	General Communication, Inc.[k]	108,979
5,930	Inteliquent, Inc.	99,565
45,133	KCOM Group plc	65,049
300	KDDI Corporation	9,118
21,028	Koninklijke (Royal) KPN NV	68,567
8,581	Level 3 Communications, Inc.[k]	481,823
200	Millicom International Cellular SA	8,787
4,400	Nippon Telegraph & Telephone Corporation	195,082
1,600	NTT DOCOMO, Inc.	40,182
3,600	Orange SA	56,642
49,807	PCCW, Ltd.	29,648
1,300	Proximus SA	37,209
7,904	SBA Communications Corporation[k]	895,365
200	SoftBank Group Corporation	12,596
4,500	Telefonica Deutschland Holding AG	17,453
2,844	Telenor ASA	45,233
20,582	Verizon Communications, Inc.	989,994
4,600	Vodafone Group plc	12,633
18,950	Vonage Holdings Corporation[k]	129,997

	Total	4,396,420

Utilities (0.7%)
1,200	Alliant Energy Corporation	45,660
1,750	American Electric Power Company, Inc.	113,470
10,600	American States Water Company	423,788
13,900	Aqua America, Inc.	426,730
6,570	Artesian Resources Corporation	185,405
22,470	Avista Corporation	930,258
15,700	Centrica plc	41,122
5,560	Consolidated Water Company, Ltd.	62,272
5,640	DTE Energy Company	541,496
6,500	DUET Group	11,768
1,400	E.ON SE	10,260
13,690	Edison International, Inc.	1,005,941
21,800	Electricidade de Portugal SA	72,055
25,120	Eversource Energy	1,383,107
10,880	Exelon Corporation	370,682
11,240	Great Plains Energy, Inc.	319,666
4,000	Hawaiian Electric Industries, Inc.	118,000
24,860	MDU Resources Group, Inc.	651,581
2,800	Middlesex Water Company	101,080
6,570	NiSource, Inc.	152,818
2,770	NorthWestern Corporation	159,414
26,000	Osaka Gas Company, Ltd.	108,139
26,920	PG&E Corporation	1,672,270
4,350	PNM Resources, Inc.	142,898
13,450	Portland General Electric Company	586,958
6,250	Public Service Enterprise Group, Inc.	263,000
15,900	Redes Energeticas Nacionais SGPS SA	46,463
7,950	Renewable Energy Group, Inc.[k]	69,563
15,000	Southern Company	773,550
2,050	Southwest Gas Corporation	148,543
2,000	Toho Gas Company, Ltd.	18,547
3,000	United Utilities Group plc	34,485
1,653	Unitil Corporation	67,062
27,040	Vectren Corporation	1,360,382

	Total	12,418,433

	Total Common Stock (cost $399,073,855)	438,474,390

Shares	Preferred Stock (<0.1%)	Value
Energy (<0.1%)
1,443	Alpha Natural Resources, Inc.,
	0.000%[k]	9,019
1,443	ANR Holdings, Inc., 0.000%[k]	2,453

	Total	11,472

	Total Preferred Stock (cost $2,371)	11,472

Shares	Collateral Held for Securities Loaned (0.2%)	Value
3,757,689	Thrivent Cash Management Trust	3,757,689

	Total Collateral Held for Securities Loaned (cost $3,757,689)	3,757,689

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares or Principal Amount	Short-Term Investments (16.0%)[m]	Value
	Federal Home Loan Bank Discount Notes
3,400,000	0.350%, 1/13/2017[n]	$3,397,793
5,600,000	0.350%, 1/20/2017[n]	5,596,018
	Federal National Mortgage Association Discount Notes
1,300,000	0.345%, 1/11/2017[n]	1,299,180
	Thrivent Core Short-Term Reserve Fund
28,668,952	0.790%	286,689,526

	Total Short-Term Investments (cost $296,981,873)	296,982,517

	Total Investments (cost $1,847,402,137) 109.7%	$2,043,051,925

	Other Assets and Liabilities, Net (9.7%)	(181,209,787)

	Total Net Assets 100.0%	$1,861,842,138

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $46,634,878 or 2.5% of total net assets.

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

i	All or a portion of the security is on loan.
j	At October 31, 2016, $30,428 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
k	Non-income producing security.
l

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderate Allocation Fund as of October 31, 2016 was $18,287,164 or 1.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$209,895
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	365,761
Apidos CLO XVIII, 7/22/2026	6/25/2014	214,463
Ares CLO, Ltd., 10/12/2023	5/15/2015	525,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	209,895
Betony CLO, Ltd., 4/15/2027	2/25/2015	190,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	210,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	209,788
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	186,421
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	200,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	210,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	200,000
Contura Energy, Inc., 8/1/2021	3/28/2016	52,975
Digicel, Ltd., 4/15/2021	8/18/2014	732,503
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	714,634
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	210,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	41,109
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	650,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	598,500
Limerock CLO III, LLC, 10/20/2026	10/16/2014	650,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	229,724
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	725,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	650,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	673,252
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	899,976
NCF Dealer Floorplan Master Trust, 3/21/2022	4/8/2016	980,874
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	150,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	675,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	210,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	648,375
OZLM VIII, Ltd., 10/17/2026	8/7/2014	208,803
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	1,525,626
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	490,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	675,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

MODERATELY ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Security	Acquisition Date	Cost
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	$989,019
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	192,232
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	645,125
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	643,811
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	209,685

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$2,541,435
Common Stock	1,078,686

Total lending	$3,620,121
Gross amount payable upon return of collateral for securities loaned	$3,757,689

Net amounts due to counterparty	$137,568

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (2.7%)[a]	Value
Basic Materials (0.3%)
	Arch Coal, Inc., Term Loan
$111,179	10.000%, 10/5/2021	$113,495
	Chemours Company, Term Loan
359,059	3.750%, 5/12/2022	354,391
	Fortescue Metals Group, Ltd., Term Loan
444,714	3.750%, 6/30/2019	444,296
	Ineos US Finance, LLC, Term Loan
683,930	3.750%, 12/15/2020	685,496
	Tronox Pigments BV, Term Loan
280,837	4.500%, 3/19/2020	279,368

	Total	1,877,046

Capital Goods (0.1%)
	Accudyne Industries, LLC, Term Loan
172,840	4.000%, 12/13/2019	158,654
	Advanced Disposal Services, Inc., Term Loan
175,000	0.000%, 10/28/2023[b,c]	175,219
	Cortes NP Acquisition Corporation, Term Loan
550,000	0.000%, 10/3/2023[b,c]	546,562

	Total	880,435

Communications Services (0.7%)
	Altice US Finance I Corporation, Term Loan
238,377	3.750%, 1/15/2025	239,033
	Beasley Broadcast Group, Inc., Term Loan
155,000	0.000%, 10/4/2023[b,c]	153,256
	FairPoint Communications, Inc., Term Loan
303,206	7.500%, 2/14/2019	303,624
	Grande Communications Networks, LLC, Term Loan
295,098	4.500%, 5/29/2020	294,729
	Hargray Communications Group, Inc., Term Loan
291,964	4.750%, 6/26/2019	293,424
	Integra Telecom Holdings, Inc., Term Loan
190,210	5.250%, 8/14/2020	189,141
92,618	9.750%, 2/12/2021	88,972
	Intelsat Jackson Holdings SA, Term Loan
96,057	3.750%, 6/30/2019	91,745
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
455,000	4.500%, 1/7/2022	447,415
	LTS Buyer, LLC, Term Loan
305,352	4.088%, 4/13/2020	305,658
16,445	8.000%, 4/12/2021	16,455
	NEP Broadcasting, LLC, Term Loan
31,429	10.000%, 7/22/2020	31,468
	NEP/NCP Holdco, Inc., Term Loan
430,379	4.250%, 1/22/2020	428,898
	Numericable US, LLC, Term Loan
497,500	5.137%, 1/15/2024	501,604
	Syniverse Holdings, Inc., Term Loan
275,769	4.000%, 4/23/2019	253,536
	TNS, Inc., Term Loan
166,471	5.000%, 2/14/2020	166,992
	Univision Communications, Inc., Term Loan
369,365	4.000%, 3/1/2020	369,941
	Virgin Media Investment Holdings, Ltd., Term Loan
280,926	3.500%, 6/30/2023	282,016
	WideOpenWest Finance, LLC, Term Loan
350,000	4.500%, 8/18/2023	349,045
	WMG Acquisition Corporation, Term Loan
87,874	3.750%, 7/1/2020	87,686
	XO Communications, LLC, Term Loan
136,500	4.250%, 3/20/2021	136,586
	Yankee Cable Acquisition, LLC, Term Loan
235,790	4.250%, 3/1/2020	235,939
	Zayo Group, LLC, Term Loan
434,708	3.750%, 5/6/2021	436,734

	Total	5,703,897

Consumer Cyclical (0.4%)
	Amaya BV, Term Loan
513,206	5.000%, 8/1/2021	512,482
	Boyd Gaming Corporation, Term Loan
240,000	3.534%, 9/15/2023	241,666
	Burlington Coat Factory Warehouse Corporation, Term Loan
291,883	3.500%, 8/13/2021	293,797
	Cengage Learning Acquisitions, Term Loan
384,038	5.250%, 6/7/2023	374,997
	Ceridian HCM Holding, Inc., Term Loan
113,221	4.500%, 9/15/2020	110,957
	Golden Nugget, Inc., Term Loan
157,713	4.500%, 11/21/2019	159,390
	Golden Nugget, Inc., Term Loan Delayed Draw
67,591	4.500%, 11/21/2019	68,310
	IMG Worldwide, Inc., Term Loan
322,697	5.250%, 5/6/2021	324,068
145,000	8.250%, 5/6/2022	144,698
	Mohegan Tribal Gaming Authority, Term Loan
275,000	0.000%, 9/30/2023[b,c]	273,884
	Scientific Games International, Inc., Term Loan
489,981	6.000%, 10/1/2021	491,819

	Total	2,996,068

Consumer Non-Cyclical (0.4%)
	Albertson’s, LLC, Term Loan
338,302	4.750%, 12/21/2022	341,648
190,476	4.750%, 6/22/2023	192,461
	CHS/Community Health Systems, Inc., Term Loan
438,889	4.000%, 1/27/2021	413,982
	Endo Luxembourg Finance I Company SARL, Term Loan
124,373	3.750%, 9/26/2022	124,172
	Mallinckrodt International Finance SA, Term Loan
99,241	3.588%, 3/19/2021	99,240
	McGraw-Hill Global Education Holdings, LLC, Term Loan
299,250	5.000%, 5/4/2022	298,439
	MultiPlan, Inc., Term Loan
478,386	5.000%, 6/7/2023	483,318

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (2.7%)[a]	Value
Consumer Non-Cyclical (0.4%) - continued
	Ortho-Clinical Diagnostics, Inc., Term Loan
$376,746	4.750%, 6/30/2021	$367,640
	PetSmart, Inc., Term Loan
129,671	4.000%, 3/11/2022[b,c]	129,925
	Revlon Consumer Products Corporation, Term Loan
165,000	4.250%, 9/7/2023	165,292
	Valeant Pharmaceuticals International, Inc., Term Loan
753,844	5.500%, 4/1/2022	751,017

	Total	3,367,134

Energy (0.2%)
	Energy Solutions, LLC, Term Loan
131,175	6.750%, 5/29/2020	131,175
	Expro Holdings UK 2, Ltd., Term Loan
147,000	5.750%, 9/2/2021	127,559
	Houston Fuel Oil Terminal, LLC, Term Loan
338,846	4.250%, 8/19/2021	332,916
	McJunkin Red Man Corporation, Term Loan
186,958	5.000%, 11/8/2019	185,167
	MEG Energy Corporation, Term Loan
198,956	3.750%, 3/31/2020	187,423
	Pacific Drilling SA, Term Loan
198,338	4.500%, 6/3/2018	55,783
	Targa Resources Partners, LP, Term Loan
95,814	5.750%, 2/27/2022	95,934
	Western Refining, Inc., Term Loan
149,625	5.500%, 6/23/2023	149,345

	Total	1,265,302

Financials (0.2%)
	DJO Finance, LLC, Term Loan
241,938	4.250%, 6/7/2020	239,216
	Harland Clarke Holdings Corporation, Term Loan
55,875	6.993%, 8/4/2019	55,422
282,750	7.000%, 12/31/2019	280,748
	MoneyGram International, Inc., Term Loan
322,608	4.250%, 3/27/2020	312,930
	Telenet International Finance Luxembourg SA, Term Loan
230,000	4.357%, 6/30/2024	230,048
	WaveDivision Holdings, LLC, Term Loan
362,978	4.000%, 10/15/2019	363,795

	Total	1,482,159

Technology (0.3%)
	Avago Technologies Cayman Finance, Ltd., Term Loan
354,228	3.535%, 2/1/2023	357,720
	First Data Corporation, Term Loan
155,000	0.000%, 3/24/2021[b,c]	155,620
450,000	4.274%, 7/8/2022	453,096
	Interception Merger Sub, Inc., Term Loan
150,000	0.000%, 10/26/2023[b,c]	150,774
	Micron Technologies, Inc., Term Loan
179,550	4.637%, 4/26/2022	180,561
	NXP BV, Term Loan
133,300	3.405%, 12/7/2020	133,708
	ON Semiconductor Corporation, Term Loan
495,000	3.777%, 3/31/2023	497,723
	SS&C European Holdings SARL, Term Loan
160,197	4.000%, 7/8/2022	161,349
19,496	4.000%, 7/8/2022	19,636
	Western Digital Corporation, Term Loan
463,838	4.500%, 4/29/2023	468,805

	Total	2,578,992

Transportation (0.1%)
	OSG Bulk Ships, Inc., Term Loan
197,761	5.250%, 8/5/2019	196,031
	XPO Logistics, Inc., Term Loan
487,628	4.250%, 10/30/2021	489,890

	Total	685,921

Utilities (<0.1%)
	Intergen NV, Term Loan
163,654	5.500%, 6/12/2020	154,653
	Talen Energy Supply, LLC, Term Loan
117,860	0.000%, 10/18/2023[b,c]	117,713

	Total	272,366

	Total Bank Loans (cost $21,188,742)	21,109,320

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Asset-Backed Securities (1.7%)
	Access Group, Inc.
230,701	1.034%, 2/25/2036[d,e]	226,958
	AMSR Trust
450,000	1.931%, 11/17/2033[d,e]	450,430
	BA Credit Card Trust
220,000	0.915%, 6/15/2021[e]	220,634
	Capital One Multi-Asset Execution Trust
300,000	0.915%, 1/18/2022[e]	300,714
	Chase Issuance Trust
175,000	1.590%, 2/18/2020	175,942
125,000	1.620%, 7/15/2020	125,832
400,000	0.945%, 5/17/2021[e]	401,640
	Chesapeake Funding II, LLC
350,000	1.880%, 6/15/2028[d]	351,042
	Chesapeake Funding, LLC
121,066	0.976%, 1/7/2025[d,e]	121,050
	Commonbond Student Loan Trust
425,000	2.900%, 10/25/2040[d]	424,842
	DRB Prime Student Loan Trust
664,248	3.200%, 1/25/2040*	677,156
	Earnest Student Loan Program
711,356	3.020%, 5/25/2034[d]	709,735
	Edlinc Student Loan Funding Trust
163,366	3.410%, 10/1/2025*,e	164,935
	FirstEnergy Ohio PIRB Special Purpose Trust
28,426	0.679%, 1/15/2019	28,386
	Ford Credit Auto Owner Trust
170,000	2.260%, 11/15/2025[d]	173,004
	GoldenTree Loan Opportunities IX, Ltd.
250,000	2.238%, 10/29/2026*,e	250,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Asset-Backed Securities (1.7%) - continued
	Morgan Stanley Bank of America Merrill Lynch Trust
$675,000	3.176%, 8/15/2045	$710,178
675,000	3.246%, 12/15/2047	706,421
	Morgan Stanley Capital, Inc.
635,505	0.684%, 2/25/2037[e]	378,202
	Murray Hill Marketplace Trust
560,000	4.190%, 11/25/2022*	560,015
	OneMain Financial Issuance Trust
325,000	4.100%, 3/20/2028[d]	334,143
	OZLM VIII, Ltd.
170,000	2.320%, 10/17/2026*,e	170,136
	Renaissance Home Equity Loan Trust
1,693,394	6.011%, 5/25/2036[f]	1,183,011
	SLM Student Loan Trust
51,819	1.135%, 8/15/2022[d,e]	51,875
2,497	1.282%, 4/25/2023[d,e]	2,495
272,860	0.934%, 3/25/2025[e]	265,265
257,411	1.054%, 3/25/2026[e]	257,210
300,000	1.585%, 5/17/2027[d,e]	302,394
	Sofi Consumer Loan Program, LLC
904,735	3.260%, 8/25/2025[d]	911,828
	SoFi Professional Loan Program, LLC
266,070	2.420%, 3/25/2030[d]	268,671
	Sunset Mortgage Loan Company, LLC
612,250	3.844%, 7/16/2047*,f	613,378
	Vericrest Opportunity Loan Transferee
417,784	3.375%, 10/25/2058*,f	417,216
395,199	3.500%, 9/25/2046[d,f]	394,869
750,000	3.500%, 10/25/2046[d,f]	750,000
	Vericrest Opportunity Loan Trust
423,972	4.250%, 3/26/2046[d,f]	429,296

	Total	13,508,903

Basic Materials (0.3%)
	Albemarle Corporation
45,000	3.000%, 12/1/2019	46,303
	Alcoa Nederland Holding BV
150,000	6.750%, 9/30/2024[d]	155,250
	Anglo American plc
300,000	3.625%, 5/14/2020[d,g]	301,500
	ArcelorMittal SA
310,000	6.500%, 3/1/2021[g]	340,225
	Georgia-Pacific, LLC
110,000	2.539%, 11/15/2019[d]	112,203
	Glencore Funding, LLC
80,000	1.940%, 4/16/2018[d,e]	78,800
136,000	2.875%, 4/16/2020[d]	136,680
	Kinross Gold Corporation
160,000	5.950%, 3/15/2024	168,000
	NOVA Chemicals Corporation
500,000	5.250%, 8/1/2023[d]	509,375
	Novelis Corporation
105,000	5.875%, 9/30/2026[d]	106,313
	Westlake Chemical Corporation
160,000	3.600%, 8/15/2026[d]	159,953

	Total	2,114,602

Capital Goods (0.8%)
	AECOM
380,000	5.875%, 10/15/2024	401,375
	Building Materials Corporation of America
190,000	6.000%, 10/15/2025[d]	202,815
	Cemex Finance, LLC
370,000	9.375%, 10/12/2022[d]	404,225
	CNH Industrial Capital, LLC
345,000	4.375%, 11/6/2020	352,763
	Crown Americas Capital Corporation IV
310,000	4.500%, 1/15/2023	317,750
	General Electric Company
251,000	5.000%, 12/29/2049[h]	265,909
	Huntington Ingalls Industries, Inc.
400,000	5.000%, 12/15/2021[d]	419,000
	L-3 Communications Corporation
184,000	3.950%, 5/28/2024	192,748
	Lockheed Martin Corporation
162,000	2.500%, 11/23/2020	166,194
184,000	4.500%, 5/15/2036	206,046
	Newell Rubbermaid, Inc.
92,000	2.600%, 3/29/2019	93,854
138,000	5.500%, 4/1/2046	162,606
	Northrop Grumman Corporation
205,000	3.850%, 4/15/2045	206,375
	Owens-Brockway Glass Container, Inc.
395,000	5.000%, 9/1/2022[d]	413,269
	Pentair Finance SA
225,000	2.900%, 9/15/2018	228,122
	Republic Services, Inc.
125,000	2.900%, 7/1/2026	124,836
	Reynolds Group Issuer, Inc.
515,000	5.125%, 7/15/2023[d]	528,678
	Roper Industries, Inc.
241,000	2.050%, 10/1/2018	243,234
	Standard Industries, Inc.
295,000	5.500%, 2/15/2023[d]	306,800
	Textron, Inc.
135,000	5.600%, 12/1/2017	140,624
125,000	7.250%, 10/1/2019	141,932
	United Rentals North America, Inc.
620,000	5.500%, 7/15/2025	627,750
	Waste Management, Inc.
55,000	3.125%, 3/1/2025	56,965

	Total	6,203,870

Collateralized Mortgage Obligations (2.2%)
	Alm Loan Funding CLO
170,000	2.310%, 10/17/2026*,e	170,055
	Alternative Loan Trust
280,599	6.000%, 6/25/2036	245,422
	Angel Oak Mortgage Trust I, LLC
229,005	3.500%, 7/25/2046*,f	228,274
	Apidos CLO XVIII
175,000	2.294%, 7/22/2026*,e	174,984
	Ares CLO, Ltd.
550,000	2.164%, 10/12/2023*,e	549,982
	Babson CLO, Ltd.
170,000	2.270%, 10/17/2026*,e	169,859
	Betony CLO, Ltd.
150,000	2.390%, 4/15/2027*,e	150,051
	Birchwood Park CLO, Ltd.
170,000	2.320%, 7/15/2026*,e	170,131
	BlueMountain CLO, Ltd.
170,000	2.360%, 10/15/2026*,e	170,410
	Carlyle Global Market Strategies CLO, Ltd.
151,739	2.181%, 7/20/2023*,e	151,863
175,000	2.380%, 10/15/2026*,e	175,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Collateralized Mortgage Obligations (2.2%) - continued
	Cent CLO 16, LP
$170,000	2.007%, 8/1/2024*,e	$169,880
	Cent CLO 22, Ltd.
175,000	2.268%, 11/7/2026*,e	175,010
	Citigroup Mortgage Loan Trust, Inc.
196,462	5.500%, 11/25/2035	187,966
	CitiMortgage Alternative Loan Trust
625,051	5.750%, 4/25/2037	536,247
	Countrywide Alternative Loan Trust
377,293	3.031%, 10/25/2035	307,091
233,747	6.500%, 8/25/2036	157,992
124,350	6.000%, 1/25/2037	118,940
770,004	5.500%, 5/25/2037	657,713
716,116	7.000%, 10/25/2037	427,251
	Countrywide Home Loans, Inc.
222,541	5.750%, 4/25/2037	188,848
	Deutsche Alt-A Securities Mortgage Loan Trust
178,600	6.000%, 10/25/2021	160,297
	Dryden 34 Senior Loan Fund CLO
170,000	2.310%, 10/15/2026*,e	170,075
	Federal Home Loan Mortgage Corporation
1,158,760	3.000%, 4/15/2028[i]	109,688
958,550	3.000%, 2/15/2033[i]	113,300
	Federal National Mortgage Association
1,915,725	3.500%, 1/25/2033[i]	251,811
	Galaxy XX CLO, Ltd.
550,000	2.331%, 7/20/2027*,e	549,234
	Golub Capital Partners CLO 23M, Ltd.
500,000	2.263%, 5/5/2027*,e	499,890
	Greenpoint Mortgage Funding Trust
753,517	0.725%, 10/25/2045[e]	589,845
	J.P. Morgan Mortgage Trust
60,328	3.077%, 10/25/2036	54,509
562,227	0.914%, 1/25/2037[e]	294,795
733,857	6.250%, 8/25/2037	550,355
	Limerock CLO III, LLC
500,000	2.411%, 10/20/2026*,e	499,683
	Madison Park Funding XIV CLO, Ltd.
190,000	2.331%, 7/20/2026*,e	190,263
	Madison Park Funding, Ltd.
550,000	2.107%, 8/15/2022*,e	549,925
	Magnetite XII, Ltd.
525,000	2.380%, 4/15/2027*,e	525,222
	MASTR Alternative Loans Trust
166,532	6.500%, 7/25/2034	166,972
422,704	0.984%, 12/25/2035[e]	195,852
	Merrill Lynch Alternative Note Asset Trust
156,206	6.000%, 3/25/2037	123,676
	Mountain View CLO, Ltd.
525,000	2.340%, 7/15/2027*,e	523,208
	Neuberger Berman CLO, Ltd.
150,000	2.238%, 8/4/2025*,e	150,414
	NZCG Funding CLO, Ltd.
525,000	2.436%, 4/27/2027*,e	523,614
	Octagon Investment Partners XX CLO, Ltd.
170,000	2.258%, 8/12/2026*,e	170,010
	OHA Loan Funding, Ltd.
500,000	2.411%, 10/20/2026*,e	503,092
	Pretium Mortgage Credit Partners, LLC
1,033,020	4.375%, 11/27/2030*	1,041,524
	Race Point IX CLO, Ltd.
400,000	2.390%, 4/15/2027*,e	400,503
	Residential Accredit Loans, Inc. Trust
127,464	5.750%, 9/25/2035	114,137
	Residential Asset Securitization Trust
701,740	0.914%, 8/25/2037[e]	187,283
	Sequoia Mortgage Trust
938,486	3.270%, 9/20/2046	759,142
	Shackleton VII CLO, Ltd.
525,000	2.420%, 4/15/2027*,e	526,064
	Symphony CLO VIII, Ltd.
155,616	1.976%, 1/9/2023*,e	155,516
	Symphony CLO XV, Ltd.
500,000	2.330%, 10/17/2026*,e	500,956
	Voya CLO 3, Ltd.
170,000	2.302%, 7/25/2026*,e	169,917
	WaMu Mortgage Pass Through Certificates
151,687	2.795%, 9/25/2036	137,424
136,955	2.832%, 10/25/2036	119,379
	Washington Mutual Mortgage Pass Through Certificates Trust
390,644	7.000%, 2/25/2036	289,331

	Total	17,150,333

Commercial Mortgage-Backed Securities (0.8%)
	Citigroup Commercial Mortgage Trust
251,682	1.102%, 11/10/2046	251,240
	Commercial Mortgage Pass-Through Certificates
540,000	1.580%, 6/8/2030[d,e]	540,677
	Credit Suisse First Boston Mortgage Securities
25,992	5.542%, 1/15/2049	25,949
	Federal National Mortgage Association
33,139	1.272%, 1/25/2017	33,119
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	1,028,771
	GS Mortgage Securities Trust
800,000	3.666%, 9/10/2047	858,941
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
800,000	5.715%, 2/12/2049	811,936
	JPMBB Commercial Mortgage Securities Trust
550,000	3.231%, 1/15/2048	573,959
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	503,028
	SCG Trust
150,000	1.935%, 11/15/2026[d,e]	148,868
	UBS Commercial Mortgage Trust
992,694	3.400%, 5/10/2045	1,050,012
	Wells Fargo Commercial Mortgage Trust
500,000	3.617%, 9/15/2057	534,066

	Total	6,360,566

Communications Services (2.0%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	212,481

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Communications Services (2.0%) - continued
	Altice Financing SA
$307,000	6.625%, 2/15/2023[d]	$316,210
	Altice US Finance I Corporation
115,000	5.500%, 5/15/2026[d]	117,300
	AMC Networks, Inc.
525,000	5.000%, 4/1/2024	531,563
	America Movil SAB de CV
164,000	5.000%, 10/16/2019	178,636
	American Tower Corporation
20,000	2.800%, 6/1/2020	20,422
230,000	3.300%, 2/15/2021	238,902
	AT&T, Inc.
112,000	5.875%, 10/1/2019	124,046
75,000	1.768%, 6/30/2020[e]	75,331
168,000	3.875%, 8/15/2021	178,105
160,000	3.000%, 6/30/2022	162,238
286,000	6.350%, 3/15/2040	343,499
160,000	5.550%, 8/15/2041	173,576
200,000	5.150%, 3/15/2042	206,418
160,000	4.750%, 5/15/2046	156,572
	British Sky Broadcasting Group plc
180,000	2.625%, 9/16/2019[d]	182,456
	CCO Holdings, LLC
400,000	5.875%, 4/1/2024[d]	423,000
	CenturyLink, Inc.
340,000	6.450%, 6/15/2021	362,950
	Charter Communications Operating, LLC
162,000	6.834%, 10/23/2055[d]	193,162
108,000	3.579%, 7/23/2020[d]	111,981
188,000	4.908%, 7/23/2025[d]	202,768
	Clear Channel Worldwide Holdings, Inc.
495,000	6.500%, 11/15/2022	504,157
	Columbus International, Inc.
370,000	7.375%, 3/30/2021[d]	395,900
	Comcast Corporation
150,000	2.750%, 3/1/2023	154,145
395,000	4.400%, 8/15/2035	435,436
100,000	4.650%, 7/15/2042	110,921
282,000	4.750%, 3/1/2044	319,023
	Cox Communications, Inc.
84,000	9.375%, 1/15/2019[d]	96,485
	Crown Castle International Corporation
218,000	3.400%, 2/15/2021	226,531
418,000	5.250%, 1/15/2023	467,077
85,000	3.700%, 6/15/2026	87,061
	CSC Holdings, LLC
40,000	5.500%, 4/15/2027[d]	40,575
	Digicel, Ltd.
570,000	6.000%, 4/15/2021*	509,979
	Dish DBS Corporation
350,000	5.875%, 7/15/2022	361,375
	FairPoint Communications, Inc.
275,000	8.750%, 8/15/2019[d]	279,812
	Frontier Communications Corporation
480,000	8.875%, 9/15/2020	510,000
	Gray Television, Inc.
355,000	5.125%, 10/15/2024[d]	344,350
	Hughes Satellite Systems Corporation
283,000	6.500%, 6/15/2019	308,824
	Level 3 Communications, Inc.
380,000	5.375%, 1/15/2024	387,600
	Level 3 Financing, Inc.
135,000	5.375%, 5/1/2025	137,025
	Omnicom Group, Inc.
95,000	3.600%, 4/15/2026	98,688
	Quebecor Media, Inc.
250,000	5.750%, 1/15/2023	261,250
	S&P Global, Inc.
184,000	3.300%, 8/14/2020	191,724
	SES Global Americas Holdings GP
130,000	2.500%, 3/25/2019[d]	130,002
	SFR Group SA
515,000	6.000%, 5/15/2022[d]	528,040
	Sprint Communications, Inc.
235,000	6.000%, 11/15/2022	218,992
	Sprint Corporation
305,000	7.625%, 2/15/2025	295,087
	Telefonica Emisiones SAU
189,000	3.192%, 4/27/2018	193,041
	Time Warner Entertainment Company, LP
270,000	8.375%, 3/15/2023	348,889
	Time Warner, Inc.
80,000	3.600%, 7/15/2025	83,136
155,000	6.250%, 3/29/2041	189,494
	T-Mobile USA, Inc.
310,000	6.125%, 1/15/2022	327,050
	Unitymedia Hessen GmbH & Company KG
190,000	5.500%, 1/15/2023[d]	196,887
	Univision Communications, Inc.
135,000	5.125%, 5/15/2023[d]	137,025
	Verizon Communications, Inc.
125,000	1.627%, 6/17/2019[e]	126,087
290,000	3.000%, 11/1/2021	298,672
393,000	5.150%, 9/15/2023	449,537
100,000	5.050%, 3/15/2034	108,515
180,000	4.272%, 1/15/2036	180,737
325,000	4.522%, 9/15/2048	323,190
	Viacom, Inc.
200,000	4.375%, 3/15/2043	183,998
120,000	5.850%, 9/1/2043	134,571
	Vodafone Group plc
160,000	6.150%, 2/27/2037	190,388

	Total	15,382,892

Consumer Cyclical (1.2%)
	AmeriGas Finance, LLC
345,000	5.625%, 5/20/2024	361,387
	Automatic Data Processing, Inc.
75,000	3.375%, 9/15/2025	80,566
	Cinemark USA, Inc.
505,000	4.875%, 6/1/2023	505,631
	CVS Health Corporation
50,000	2.250%, 8/12/2019	50,854
320,000	4.875%, 7/20/2035	360,168
150,000	5.125%, 7/20/2045	174,989
	Daimler Finance North America, LLC
160,000	1.496%, 10/30/2019[d,e]	160,200
	Delphi Automotive plc
230,000	3.150%, 11/19/2020	237,009
	eBay, Inc.
90,000	2.500%, 3/9/2018	91,115
	Ford Motor Credit Company, LLC
165,000	5.000%, 5/15/2018	172,721

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Consumer Cyclical (1.2%) - continued
$260,000	2.551%, 10/5/2018	$263,125
200,000	2.943%, 1/8/2019	204,060
	General Motors Company
85,000	6.600%, 4/1/2036	100,475
193,000	6.250%, 10/2/2043	220,984
	General Motors Financial Company, Inc.
138,000	3.700%, 11/24/2020	142,221
92,000	4.200%, 3/1/2021	96,788
250,000	4.300%, 7/13/2025	255,754
	Home Depot, Inc.
108,000	2.625%, 6/1/2022	111,478
115,000	3.000%, 4/1/2026	119,331
120,000	4.250%, 4/1/2046	131,709
	Hyundai Capital America
138,000	2.400%, 10/30/2018[d]	139,557
138,000	3.000%, 10/30/2020[d]	141,696
	Jaguar Land Rover Automotive plc
315,000	5.625%, 2/1/2023[d]	325,874
	KB Home
160,000	4.750%, 5/15/2019	163,600
	L Brands, Inc.
315,000	5.625%, 2/15/2022	344,925
	Lear Corporation
200,000	5.250%, 1/15/2025	214,500
	Lennar Corporation
315,000	4.125%, 12/1/2018	323,662
315,000	4.875%, 12/15/2023	321,300
	Live Nation Entertainment, Inc.
215,000	4.875%, 11/1/2024[d]	214,463
	McDonald’s Corporation
135,000	2.750%, 12/9/2020	138,963
	MGM Resorts International
380,000	6.000%, 3/15/2023	411,350
	PulteGroup, Inc.
510,000	4.250%, 3/1/2021	535,500
	Rite Aid Corporation
365,000	6.125%, 4/1/2023[d]	385,075
	Schaeffler Verwaltung Zwei GmbH
355,000	4.500%, 9/15/2023[d]	359,438
	Six Flags Entertainment Corporation
405,000	5.250%, 1/15/2021[d]	417,150
	Time Warner, Inc.
160,000	7.625%, 4/15/2031	223,584
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	106,375
67,000	4.000%, 12/31/2018	69,177
	West Corporation
305,000	5.375%, 7/15/2022[d]	293,562
	ZF North America Capital, Inc.
400,000	4.500%, 4/29/2022[d]	423,500

	Total	9,393,816

Consumer Non-Cyclical (1.9%)
	AbbVie, Inc.
185,000	2.500%, 5/14/2020	187,326
230,000	3.600%, 5/14/2025	234,538
230,000	4.450%, 5/14/2046	226,970
	Actavis Funding SCS
280,000	4.550%, 3/15/2035	289,102
120,000	4.850%, 6/15/2044	126,958
	Altria Group, Inc.
80,000	2.850%, 8/9/2022	82,298
100,000	2.625%, 9/16/2026	99,160
	Amgen, Inc.
92,000	2.700%, 5/1/2022	93,681
75,000	3.125%, 5/1/2025	76,255
	Anheuser-Busch InBev Finance, Inc.
100,000	2.017%, 2/1/2021[e]	102,538
497,000	3.650%, 2/1/2026	522,974
460,000	4.700%, 2/1/2036	509,927
230,000	4.900%, 2/1/2046	263,014
	Aramark Services, Inc.
260,000	4.750%, 6/1/2026[d]	260,000
	B&G Foods, Inc.
230,000	4.625%, 6/1/2021	236,325
	BAT International Finance plc
100,000	1.360%, 6/15/2018[d,e]	100,129
	Baxter International, Inc.
100,000	2.600%, 8/15/2026	96,841
	Becton, Dickinson and Company
246,000	6.375%, 8/1/2019	275,832
	Biogen, Inc.
165,000	3.625%, 9/15/2022	175,850
	Boston Scientific Corporation
90,000	6.000%, 1/15/2020	100,728
75,000	3.850%, 5/15/2025	78,621
120,000	7.375%, 1/15/2040	157,292
	BRF SA
170,000	4.750%, 5/22/2024[d]	172,992
	Bunge Limited Finance Corporation
162,000	8.500%, 6/15/2019	188,777
91,000	3.500%, 11/24/2020	94,964
	Cardinal Health, Inc.
55,000	1.950%, 6/15/2018	55,434
81,000	4.900%, 9/15/2045	92,484
	Celgene Corporation
230,000	2.875%, 8/15/2020	237,302
50,000	3.550%, 8/15/2022	52,637
100,000	5.000%, 8/15/2045	107,293
	Church & Dwight Company, Inc.
65,000	2.450%, 12/15/2019	65,966
	Cigna Corporation
50,000	5.375%, 2/15/2042	58,332
	ConAgra Foods, Inc.
69,000	7.125%, 10/1/2026	87,015
	EMD Finance, LLC
105,000	1.207%, 3/17/2017[d,e]	105,037
232,000	2.950%, 3/19/2022[d]	237,762
	Energizer Holdings, Inc.
171,000	5.500%, 6/15/2025[d]	173,137
	Envision Healthcare Corporation
120,000	5.125%, 7/1/2022[d]	120,000
	Express Scripts Holding Company
92,000	3.900%, 2/15/2022	98,370
215,000	4.500%, 2/25/2026	230,335
37,000	3.400%, 3/1/2027	36,325
	Fresenius Medical Care US Finance II, Inc.
315,000	5.875%, 1/31/2022[d]	356,800
	Gilead Sciences, Inc.
55,000	2.550%, 9/1/2020	56,368
200,000	2.950%, 3/1/2027	197,748
	Grifols Worldwide Operations, Ltd.
400,000	5.250%, 4/1/2022	417,000
	H. J. Heinz Company
200,000	3.500%, 7/15/2022	210,732
	HCA, Inc.
185,000	5.250%, 6/15/2026	193,325
210,000	4.500%, 2/15/2027	207,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Consumer Non-Cyclical (1.9%) - continued
	Imperial Tobacco Finance plc
$250,000	2.950%, 7/21/2020[d]	$256,706
	JBS USA, LLC
310,000	5.750%, 6/15/2025[d]	303,800
	Kraft Foods Group, Inc.
184,000	5.000%, 6/4/2042	203,827
	Laboratory Corporation of America Holdings
75,000	2.625%, 2/1/2020	76,243
	LifePoint Health, Inc.
325,000	5.500%, 12/1/2021	336,781
95,000	5.375%, 5/1/2024[d]	94,411
	McKesson Corporation
125,000	4.883%, 3/15/2044	135,246
	Mead Johnson Nutrition Company
92,000	3.000%, 11/15/2020	95,105
	Medtronic plc
470,000	4.375%, 3/15/2035	515,587
	Merck & Company, Inc.
80,000	1.182%, 2/10/2020[e]	80,409
50,000	3.700%, 2/10/2045	51,302
	Mondelez International, Inc.
87,000	1.277%, 2/1/2019[e]	86,995
	Mylan NV
180,000	3.000%, 12/15/2018[d]	183,834
	PepsiCo, Inc.
180,000	2.850%, 2/24/2026	185,939
	Pernod Ricard SA
150,000	3.250%, 6/8/2026[d]	150,670
	Perrigo Finance Unlimited Company
280,000	3.500%, 3/15/2021	289,326
	Reynolds American, Inc.
130,000	2.300%, 8/21/2017	131,040
299,000	5.700%, 8/15/2035	361,518
	Roche Holdings, Inc.
138,000	4.000%, 11/28/2044[d]	151,032
	SABMiller Holdings, Inc.
108,000	3.750%, 1/15/2022[d]	116,314
	Safeway, Inc.
10,000	3.400%, 12/1/2016	10,000
	Shire Acquisitions Investments Ireland Designated Activity Company
120,000	2.400%, 9/23/2021	119,069
120,000	3.200%, 9/23/2026	117,837
	Spectrum Brands, Inc.
185,000	5.750%, 7/15/2025	200,262
	Tenet Healthcare Corporation
500,000	8.125%, 4/1/2022	488,750
	Teva Pharmaceutical Finance Netherlands III BV
170,000	2.200%, 7/21/2021	167,948
100,000	2.800%, 7/21/2023	98,404
75,000	4.100%, 10/1/2046	69,624
	Thermo Fisher Scientific, Inc.
69,000	3.000%, 4/15/2023	70,037
	TreeHouse Foods, Inc.
210,000	4.875%, 3/15/2022	217,875
	UnitedHealth Group, Inc.
405,000	4.625%, 7/15/2035	461,954
	VRX Escrow Corporation
595,000	6.125%, 4/15/2025[d]	470,050
	Zoetis, Inc.
160,000	4.700%, 2/1/2043	164,406

	Total	14,612,170

Energy (1.2%)
	Anadarko Petroleum Corporation
140,000	4.850%, 3/15/2021	151,987
	Antero Resources Corporation
305,000	5.125%, 12/1/2022	307,288
	Apache Corporation
160,000	4.750%, 4/15/2043	167,099
	Boardwalk Pipelines, LP
172,000	5.875%, 11/15/2016	172,259
90,000	5.950%, 6/1/2026	99,809
	BP Capital Markets plc
104,000	3.062%, 3/17/2022	108,377
275,000	3.535%, 11/4/2024	287,682
50,000	3.119%, 5/4/2026	50,592
	Buckeye Partners, LP
128,000	2.650%, 11/15/2018	129,419
28,000	3.950%, 12/1/2026[c]	27,966
	Canadian Natural Resources, Ltd.
175,000	3.450%, 11/15/2021	180,274
	CNOOC Nexen Finance
168,000	1.625%, 4/30/2017	168,019
	CNPC General Capital, Ltd.
104,000	2.750%, 4/19/2017[d]	104,556
	Columbia Pipeline Group, Inc.
210,000	2.450%, 6/1/2018	210,885
	Concho Resources, Inc.
185,000	6.500%, 1/15/2022	191,475
314,086	5.500%, 10/1/2022	322,723
	ConocoPhillips Company
115,000	4.200%, 3/15/2021	124,840
	Contura Energy, Inc.
32,000	10.000%, 8/1/2021*	33,760
	Crestwood Midstream Partners, LP
170,000	6.125%, 3/1/2022	173,825
	Devon Energy Corporation
135,000	3.250%, 5/15/2022	135,545
92,000	5.850%, 12/15/2025	105,456
	Ecopetrol SA
75,000	5.875%, 9/18/2023	80,438
	Enbridge Energy Partners, LP
80,000	4.375%, 10/15/2020	85,352
	Enbridge, Inc.
80,000	1.289%, 6/2/2017[e,g]	79,905
	Energy Transfer Partners, LP
160,000	4.650%, 6/1/2021	171,607
155,000	4.900%, 3/15/2035	145,393
	EnLink Midstream Partners, LP
45,000	4.150%, 6/1/2025	43,847
50,000	4.850%, 7/15/2026	50,931
	Enterprise Products Operating, LLC
132,000	5.100%, 2/15/2045	140,099
	EQT Corporation
99,000	5.150%, 3/1/2018	102,847
118,000	8.125%, 6/1/2019	134,586
	Exxon Mobil Corporation
80,000	4.114%, 3/1/2046	86,327
	Magellan Midstream Partners, LP
130,000	5.000%, 3/1/2026	147,449
	Marathon Oil Corporation
120,000	2.700%, 6/1/2020	118,334
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	72,738
75,000	4.750%, 9/15/2044	66,335
	MEG Energy Corporation
315,000	6.500%, 3/15/2021[d]	271,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Energy (1.2%) - continued
	MPLX, LP
$500,000	4.875%, 12/1/2024	$522,926
160,000	4.875%, 6/1/2025	166,904
	Newfield Exploration Company
250,000	5.625%, 7/1/2024	260,000
	Noble Energy, Inc.
145,000	5.625%, 5/1/2021	150,342
	Northern Tier Energy, LLC
370,000	7.125%, 11/15/2020	378,325
	Petrobras Global Finance BV
58,000	8.375%, 5/23/2021	64,165
	Petrobras International Finance Company
80,000	5.750%, 1/20/2020	82,560
	Petroleos Mexicanos
132,000	5.500%, 2/4/2019[d]	139,722
80,750	2.378%, 4/15/2025	82,970
	Phillips 66 Partners, LP
100,000	3.550%, 10/1/2026	99,632
	Pioneer Natural Resources Company
51,000	3.450%, 1/15/2021	53,132
90,000	4.450%, 1/15/2026	98,594
	Regency Energy Partners, LP
310,000	5.000%, 10/1/2022	332,644
	Rice Energy, Inc.
285,000	6.250%, 5/1/2022	289,988
	Sabine Pass Liquefaction, LLC
310,000	5.625%, 3/1/2025	328,027
	Schlumberger Holdings Corporation
70,000	3.000%, 12/21/2020[d]	72,633
100,000	4.000%, 12/21/2025[d]	107,400
	Shell International Finance BV
75,000	1.266%, 5/11/2020[e]	75,083
	Suncor Energy, Inc.
155,000	3.600%, 12/1/2024	160,996
	Sunoco Logistics Partners Operations, LP
315,000	4.400%, 4/1/2021	339,808
	Valero Energy Corporation
200,000	3.400%, 9/15/2026	195,746
	Weatherford International, Ltd.
255,000	8.250%, 6/15/2023[g]	263,925

	Total	9,317,234

Financials (3.6%)
	ABN AMRO Bank NV
200,000	4.750%, 7/28/2025[d]	210,098
	ACE INA Holdings, Inc.
138,000	4.350%, 11/3/2045	154,052
	AerCap Ireland Capital, Ltd.
90,000	3.750%, 5/15/2019	92,356
80,000	4.625%, 10/30/2020	84,200
380,000	5.000%, 10/1/2021	403,750
80,000	4.625%, 7/1/2022	83,500
	Aetna, Inc.
140,000	2.400%, 6/15/2021	141,270
185,000	2.800%, 6/15/2023	187,468
90,000	3.200%, 6/15/2026	90,317
140,000	4.250%, 6/15/2036	142,056
	Air Lease Corporation
125,000	2.125%, 1/15/2018	125,436
40,000	2.625%, 9/4/2018	40,490
	Ally Financial, Inc.
210,000	3.750%, 11/18/2019	210,262
200,000	4.125%, 3/30/2020	203,250
	American Express Credit Corporation
125,000	1.407%, 3/18/2019[e]	125,292
	American International Group, Inc.
65,000	3.300%, 3/1/2021	67,952
138,000	4.125%, 2/15/2024	148,346
60,000	3.900%, 4/1/2026	62,848
	Aon plc
69,000	3.875%, 12/15/2025	73,200
	Argos Merger Sub, Inc.
475,000	7.125%, 3/15/2023[d,g]	496,969
	Avalonbay Communities, Inc.
200,000	3.500%, 11/15/2025	207,920
	Banco Santander Chile
150,000	1.776%, 4/11/2017[d,e]	149,625
	Bank of America Corporation
165,000	1.936%, 3/22/2018[e]	166,396
105,000	1.716%, 4/1/2019[e]	105,327
160,000	2.625%, 10/19/2020	162,677
205,000	3.300%, 1/11/2023	210,866
184,000	4.000%, 4/1/2024	196,594
150,000	4.000%, 1/22/2025	154,229
138,000	3.500%, 4/19/2026	141,646
212,000	5.875%, 2/7/2042	268,100
184,000	8.000%, 7/29/2049[h]	187,450
	Bank of New York Mellon Corporation
230,000	2.500%, 4/15/2021	234,511
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
65,000	2.850%, 9/8/2021[d]	66,565
	Barclays Bank plc
46,000	10.179%, 6/12/2021[d]	58,164
	Barclays plc
150,000	2.750%, 11/8/2019	151,203
236,000	3.650%, 3/16/2025	231,712
	BB&T Corporation
65,000	1.595%, 1/15/2020[e]	65,057
	Berkshire Hathaway, Inc.
115,000	2.750%, 3/15/2023	118,415
	BPCE SA
156,000	5.700%, 10/22/2023[d]	169,021
	Caisse Centrale Desjardins du Quebec
95,000	1.552%, 1/29/2018[d,e]	94,897
	Capital One Financial Corporation
115,000	2.450%, 4/24/2019	116,945
	Centene Escrow Corporation
400,000	5.625%, 2/15/2021	419,604
	CIT Group, Inc.
375,000	5.000%, 8/15/2022	399,844
	Citigroup, Inc.
90,000	1.642%, 4/8/2019[e]	90,118
185,000	2.700%, 3/30/2021	188,190
139,000	4.050%, 7/30/2022	146,911
145,000	4.400%, 6/10/2025	153,134
160,000	3.200%, 10/21/2026	159,625
120,000	4.125%, 7/25/2028	122,982
90,000	4.650%, 7/30/2045	98,474
	Citizens Bank NA
250,000	2.300%, 12/3/2018	252,700
	CoBank ACB
80,000	1.450%, 6/15/2022[e]	75,947
	Compass Bank
150,000	2.750%, 9/29/2019	150,132
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
133,000	3.950%, 11/9/2022	139,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Financials (3.6%) - continued
	Credit Agricole SA
$105,000	1.680%, 4/15/2019[d,e]	$105,338
	Credit Suisse AG
92,000	5.400%, 1/14/2020	99,722
	Credit Suisse Group Funding, Ltd.
276,000	2.750%, 3/26/2020	276,592
184,000	3.750%, 3/26/2025	182,508
	CyrusOne, LP
315,000	6.375%, 11/15/2022	333,900
	Deutsche Bank AG
275,000	3.375%, 5/12/2021	270,570
	Digital Realty Trust LP
230,000	3.400%, 10/1/2020	238,547
	Discover Bank
135,000	8.700%, 11/18/2019	156,573
	Discover Financial Services
108,000	6.450%, 6/12/2017	111,220
	Duke Realty, LP
50,000	3.875%, 2/15/2021	53,043
150,000	4.375%, 6/15/2022	162,817
	ERP Operating, LP
54,000	3.375%, 6/1/2025	55,949
	European Investment Bank
160,000	1.875%, 3/15/2019	162,487
	Fifth Third Bancorp
147,000	5.450%, 1/15/2017	148,332
112,000	2.875%, 7/27/2020	115,684
65,000	2.875%, 10/1/2021	67,420
	GE Capital International Funding Company
150,000	4.418%, 11/15/2035	163,614
	Genworth Financial, Inc.
60,000	7.700%, 6/15/2020	58,050
	Goldman Sachs Group, Inc.
270,000	2.087%, 4/30/2018[e]	272,499
90,000	1.917%, 11/15/2018[e]	90,747
368,000	5.375%, 3/15/2020	406,287
95,000	2.042%, 4/23/2020[e]	95,558
99,000	5.250%, 7/27/2021	111,270
200,000	2.350%, 11/15/2021	198,785
92,000	3.500%, 1/23/2025	94,352
160,000	4.750%, 10/21/2045	175,971
	Hartford Financial Services Group, Inc.
209,000	5.125%, 4/15/2022	236,487
	HBOS plc
271,000	6.750%, 5/21/2018[d]	288,138
	HCP, Inc.
290,000	4.000%, 12/1/2022	305,589
100,000	3.400%, 2/1/2025	98,011
	HSBC Bank plc
220,000	1.457%, 5/15/2018[d,e]	220,054
	HSBC Holdings plc
200,000	3.400%, 3/8/2021	206,183
125,000	2.650%, 1/5/2022	124,372
350,000	3.900%, 5/25/2026	362,282
200,000	6.875%, 12/29/2049[h]	210,500
	Huntington Bancshares, Inc.
56,000	2.600%, 8/2/2018	56,797
	Huntington National Bank
250,000	2.200%, 11/6/2018	252,365
	Icahn Enterprises, LP
185,000	6.000%, 8/1/2020	181,762
	ING Capital Funding Trust III
140,000	4.438%, 12/29/2049[e,h]	139,125
	Intesa Sanpaolo SPA
200,000	5.250%, 1/12/2024	215,660
	J.P. Morgan Chase & Company
171,000	6.300%, 4/23/2019	189,551
75,000	2.250%, 1/23/2020	75,521
90,000	2.295%, 8/15/2021	90,071
230,000	4.500%, 1/24/2022	253,383
134,000	3.200%, 1/25/2023	138,484
230,000	2.700%, 5/18/2023	230,685
105,000	2.112%, 10/24/2023[e]	104,587
200,000	3.625%, 5/13/2024	210,250
145,000	3.125%, 1/23/2025	146,168
150,000	3.300%, 4/1/2026	152,825
	KeyCorp
220,000	2.900%, 9/15/2020	226,515
	Liberty Mutual Group, Inc.
180,000	4.950%, 5/1/2022[d]	201,763
	Liberty Property, LP
216,000	3.750%, 4/1/2025	224,091
	Lincoln National Corporation
80,000	8.750%, 7/1/2019	93,267
138,000	7.000%, 6/15/2040	176,219
	Lloyds Bank plc
105,000	1.374%, 3/16/2018[e]	104,798
	Merrill Lynch & Company, Inc.
275,000	6.400%, 8/28/2017	286,044
	MetLife, Inc.
210,000	4.050%, 3/1/2045	208,521
	Mizuho Bank, Ltd.
200,000	1.850%, 3/21/2018[d]	200,485
	Morgan Stanley
300,000	6.625%, 4/1/2018	320,308
180,000	2.162%, 4/25/2018[e]	181,911
95,000	2.026%, 1/27/2020[e]	95,946
115,000	2.500%, 4/21/2021	115,910
135,000	4.875%, 11/1/2022	148,279
70,000	4.000%, 7/23/2025	74,590
275,000	4.350%, 9/8/2026	291,966
125,000	4.300%, 1/27/2045	130,898
230,000	5.550%, 12/29/2049[h]	235,463
	MPT Operating Partnership, LP
325,000	6.375%, 3/1/2024	350,188
210,000	5.500%, 5/1/2024	216,300
	Nasdaq, Inc.
110,000	3.850%, 6/30/2026	113,387
	National City Corporation
168,000	6.875%, 5/15/2019	187,949
	Prime Security Services Borrower, LLC
315,000	9.250%, 5/15/2023[d]	334,688
	Prudential Financial, Inc.
65,000	2.350%, 8/15/2019	66,184
	Quicken Loans, Inc.
405,000	5.750%, 5/1/2025[d]	399,938
	Realty Income Corporation
62,000	2.000%, 1/31/2018	62,352
	Regions Bank
250,000	7.500%, 5/15/2018	270,910
	Regions Financial Corporation
125,000	2.250%, 9/14/2018	126,000
	Reinsurance Group of America, Inc.
75,000	5.625%, 3/15/2017	76,143
139,000	5.000%, 6/1/2021	151,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Financials (3.6%) - continued
	Reliance Standard Life Global Funding II
$85,000	2.500%, 4/24/2019[d]	$86,113
	Royal Bank of Scotland Group plc
200,000	3.875%, 9/12/2023	195,812
	Santander Holdings USA, Inc.
125,000	3.450%, 8/27/2018	127,777
	Santander UK Group Holdings plc
160,000	2.875%, 10/16/2020	160,651
	Santander UK plc
112,000	3.050%, 8/23/2018	114,364
	Simon Property Group, LP
100,000	10.350%, 4/1/2019	118,779
70,000	2.500%, 9/1/2020	71,752
225,000	2.750%, 2/1/2023	228,938
	Skandinaviska Enskilda Banken AB
130,000	2.375%, 3/25/2019[d]	131,697
	Standard Chartered plc
130,000	2.100%, 8/19/2019[d]	129,889
	State Street Corporation
104,000	1.701%, 8/18/2020[e]	104,959
	Sumitomo Mitsui Banking Corporation
110,000	1.460%, 1/16/2018[e]	110,097
	Sumitomo Mitsui Financial Group, Inc.
120,000	3.010%, 10/19/2026	119,665
	Svenska Handelsbanken AB
150,000	1.347%, 6/17/2019[e]	150,205
	Synchrony Financial
60,000	1.989%, 2/3/2020[e]	58,731
70,000	3.750%, 8/15/2021	73,445
260,000	4.250%, 8/15/2024	271,010
	Toronto-Dominion Bank
70,000	1.786%, 12/14/2020[e]	70,729
	UBS Group Funding Jersey, Ltd.
230,000	2.950%, 9/24/2020[d]	234,757
138,000	4.125%, 9/24/2025[d]	143,782
	UnitedHealth Group, Inc.
45,000	3.350%, 7/15/2022	47,874
	USB Realty Corporation
65,000	2.027%, 12/29/2049[d,e,h]	58,337
	Voya Financial, Inc.
194,000	2.900%, 2/15/2018	197,196
	Wells Fargo & Company
95,000	1.567%, 1/30/2020[e]	94,823
180,000	2.550%, 12/7/2020	183,142
160,000	3.450%, 2/13/2023	164,231
205,000	3.000%, 2/19/2025	205,291
175,000	3.000%, 4/22/2026	174,193
163,000	3.000%, 10/23/2026	161,881
182,000	4.900%, 11/17/2045	195,644
	Welltower, Inc.
61,000	2.250%, 3/15/2018	61,537
108,000	3.750%, 3/15/2023	112,592
90,000	4.000%, 6/1/2025	94,232

	Total	27,620,648

Foreign Government (0.1%)
	Export-Import Bank of Korea
90,000	2.250%, 1/21/2020	90,750
	Kommunalbanken AS
150,000	1.500%, 10/22/2019[d]	150,461
	Mexico Government International Bond
125,000	4.350%, 1/15/2047	118,250
100,000	4.125%, 1/21/2026	105,700

	Total	465,161

Mortgage-Backed Securities (14.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,120,000	3.000%, 11/1/2031[c]	5,358,000
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,245,000	4.000%, 11/1/2046[c]	6,679,954
	Federal National Mortgage Association Conventional
14,200,000	3.000%, 11/1/2046[c]	14,619,343
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
9,540,000	2.500%, 11/1/2031[c]	9,816,511
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,648,266	1.735%, 7/1/2043[e]	1,693,691
37,050,000	3.500%, 11/1/2046[c]	38,896,713
18,650,000	4.000%, 11/1/2046[c]	19,970,069
10,725,000	4.500%, 11/1/2046[c]	11,722,091

	Total	108,756,372

Technology (0.8%)
	Amphenol Corporation
66,000	2.550%, 1/30/2019	67,311
	Apple, Inc.
75,000	1.117%, 5/6/2020[e]	74,870
322,000	3.200%, 5/13/2025	337,088
138,000	4.650%, 2/23/2046	152,096
	Cisco Systems, Inc.
100,000	1.342%, 3/1/2019[e]	100,559
	CommScope Technologies Finance, LLC
215,000	6.000%, 6/15/2025[d]	225,750
	Diamond 1 Finance Corporation
115,000	3.480%, 6/1/2019[d]	117,990
90,000	5.450%, 6/15/2023[d]	96,377
69,000	6.020%, 6/15/2026[d]	75,214
120,000	8.100%, 7/15/2036[d]	143,251
80,000	8.350%, 7/15/2046[d]	96,935
	Equinix, Inc.
210,000	5.750%, 1/1/2025	222,075
	Fidelity National Information Services, Inc.
195,000	2.850%, 10/15/2018	199,440
138,000	3.625%, 10/15/2020	145,559
	First Data Corporation
210,000	5.375%, 8/15/2023[d]	217,350
	Hewlett Packard Enterprise Company
230,000	2.700%, 10/5/2017[d]	232,913
115,000	3.100%, 10/5/2018[d]	117,579
115,000	4.650%, 10/15/2022[d]	123,873
	IMS Health, Inc.
413,000	6.000%, 11/1/2020[d]	419,195
	Intel Corporation
40,000	3.100%, 7/29/2022	42,230
140,000	3.700%, 7/29/2025	152,946
207,000	4.100%, 5/19/2046	212,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Technology (0.8%) - continued
	International Business Machines Corporation
$184,000	4.700%, 2/19/2046	$205,784
	Iron Mountain, Inc.
125,000	6.000%, 8/15/2023	132,813
	Microsoft Corporation
280,000	4.750%, 11/3/2055	313,878
280,000	4.200%, 11/3/2035	307,455
150,000	3.700%, 8/8/2046	146,576
	NXP BV
360,000	3.875%, 9/1/2022[d]	380,700
	Oracle Corporation
65,000	2.500%, 5/15/2022	65,729
184,000	2.400%, 9/15/2023	183,537
270,000	2.950%, 5/15/2025	275,750
	Plantronics, Inc.
310,000	5.500%, 5/31/2023[d]	315,425
	Qualcomm, Inc.
138,000	3.000%, 5/20/2022	143,836
	Seagate HDD Cayman
80,000	4.875%, 6/1/2027	72,280
	Sensata Technologies UK Financing Company plc
240,000	6.250%, 2/15/2026[d]	259,800

	Total	6,377,124

Transportation (0.3%)
	Air Canada Pass Through Trust
60,556	3.875%, 3/15/2023[d]	59,042
	American Airlines Pass Through Trust
248,172	3.375%, 5/1/2027	253,135
	Avis Budget Car Rental, LLC
270,000	5.125%, 6/1/2022[d,g]	264,600
190,000	6.375%, 4/1/2024[d]	190,950
	Burlington Northern Santa Fe, LLC
205,000	5.050%, 3/1/2041	241,737
200,000	3.900%, 8/1/2046	204,479
	Continental Airlines, Inc.
120,021	4.150%, 4/11/2024	129,155
	CSX Corporation
160,000	4.250%, 11/1/2066	154,275
98,000	3.700%, 11/1/2023	105,350
	Delta Air Lines, Inc.
58,648	4.950%, 5/23/2019	61,727
	ERAC USA Finance, LLC
66,000	2.800%, 11/1/2018[d]	67,284
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	62,155
	Southwest Airlines Company
162,000	2.750%, 11/6/2019	166,807
	Virgin Australia Holdings, Ltd.
42,300	5.000%, 10/23/2023[d]	43,886
	XPO Logistics, Inc.
300,000	6.500%, 6/15/2022[d]	312,000

	Total	2,316,582

U.S. Government and Agencies (10.6%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	738,053
2,000,000	3.000%, 5/15/2042	2,177,188
1,580,000	3.625%, 2/15/2044	1,920,256
440,000	2.250%, 8/15/2046	409,217
	U.S. Treasury Bonds, TIPS
3,652,005	0.125%, 1/15/2023	3,704,327
5,878,938	0.625%, 1/15/2026	6,136,600
9,981,735	1.000%, 2/15/2046	10,753,264
	U.S. Treasury Notes
2,150,000	0.875%, 11/15/2017	2,152,939
5,500,000	0.875%, 3/31/2018	5,506,661
2,500,000	0.750%, 2/15/2019	2,490,430
1,900,000	1.000%, 10/15/2019	1,900,074
6,520,000	1.500%, 10/31/2019	6,612,962
7,000,000	1.375%, 9/30/2020	7,047,033
1,000,000	1.375%, 5/31/2021	1,003,789
9,370,000	1.125%, 8/31/2021	9,287,282
16,000,000	2.125%, 6/30/2022	16,568,752
2,755,000	1.625%, 8/15/2022	2,777,922
160,000	1.375%, 9/30/2023	157,475
550,000	2.250%, 11/15/2024	571,828

	Total	81,916,052

Utilities (1.1%)
	AES Corporation
315,000	7.375%, 7/1/2021	355,162
	American Electric Power Company, Inc.
216,000	2.950%, 12/15/2022	223,343
	Arizona Public Service Company
80,000	2.200%, 1/15/2020	81,437
	Berkshire Hathaway Energy Company
75,000	2.400%, 2/1/2020	76,371
	Calpine Corporation
310,000	5.375%, 1/15/2023	306,900
	Chesapeake Midstream Partners, LP
230,000	6.125%, 7/15/2022	238,805
	CMS Energy Corporation
120,000	2.950%, 2/15/2027	119,750
	Commonwealth Edison Company
205,000	3.700%, 3/1/2045	206,874
115,000	4.350%, 11/15/2045	126,945
	Consolidated Edison Company of New York, Inc.
69,000	4.500%, 12/1/2045	76,998
	Consolidated Edison, Inc.
92,000	2.000%, 5/15/2021	92,166
	Dominion Resources, Inc.
180,000	2.962%, 7/1/2019	184,118
	DTE Electric Company
115,000	3.700%, 3/15/2045	117,897
145,000	3.700%, 6/1/2046	148,934
	DTE Energy Company
30,000	2.400%, 12/1/2019	30,520
	Duke Energy Corporation
168,000	2.100%, 6/15/2018	169,635
160,000	3.750%, 9/1/2046	151,415
	Duke Energy Indiana, LLC
185,000	3.750%, 5/15/2046	185,432
	Dynegy, Inc.
200,000	6.750%, 11/1/2019	202,418
235,000	7.375%, 11/1/2022	226,628
	Edison International
180,000	2.950%, 3/15/2023	184,536
	Emera U.S. Finance, LP
125,000	2.150%, 6/15/2019[d]	126,100
120,000	4.750%, 6/15/2046[d]	127,524
	Enel Finance International NV
84,000	6.250%, 9/15/2017[d]	87,399
	Energy Transfer Equity, LP
310,000	5.500%, 6/1/2027	302,250
	Eversource Energy
70,000	1.600%, 1/15/2018	70,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2015

Principal Amount	Long-Term Fixed Income (42.7%)	Value
Utilities (1.1%) - continued
	Exelon Corporation
$100,000	5.100%, 6/15/2045	$113,080
138,000	4.450%, 4/15/2046	143,563
	Exelon Generation Company, LLC
189,000	5.200%, 10/1/2019	206,708
60,000	2.950%, 1/15/2020	61,565
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	70,110
80,000	5.300%, 7/1/2043	90,322
	Kinder Morgan Energy Partners, LP
135,000	3.500%, 3/1/2021	138,775
	MidAmerican Energy Holdings Company
276,000	6.500%, 9/15/2037	375,664
	Monongahela Power Company
150,000	5.400%, 12/15/2043[d]	186,041
	National Rural Utilities Cooperative Finance Corporation
175,000	2.300%, 11/1/2020	178,165
	NextEra Energy Capital Holdings, Inc.
115,000	2.300%, 4/1/2019	116,602
	NiSource Finance Corporation
255,000	5.650%, 2/1/2045	316,243
	Northern States Power Company
225,000	4.125%, 5/15/2044	245,737
	NRG Energy, Inc.
315,000	6.625%, 3/15/2023	314,212
	Pacific Gas & Electric Company
138,000	4.250%, 3/15/2046	149,700
	PG&E Corporation
75,000	2.400%, 3/1/2019	76,217
	PPL Capital Funding, Inc.
78,000	3.500%, 12/1/2022	82,161
225,000	5.000%, 3/15/2044	250,357
	Regency Energy Partners, LP
160,000	5.875%, 3/1/2022	179,195
	Sempra Energy
250,000	6.150%, 6/15/2018	267,254
75,000	2.400%, 3/15/2020	76,168
	Southern California Edison Company
45,000	2.400%, 2/1/2022	45,729
	Southern Company
185,000	1.850%, 7/1/2019	186,070
185,000	4.400%, 7/1/2046	195,383
	Southwestern Electric Power Company
65,000	3.900%, 4/1/2045	63,270
	TransAlta Corporation
182,000	1.900%, 6/3/2017	181,793
	Williams Partners, LP
185,000	5.100%, 9/15/2045	177,778

	Total	8,707,537

	Total Long-Term Fixed Income (cost $326,212,828)	330,203,862

Shares	Registered Investment Companies (32.5%)	Value
Affiliated Equity Holdings (15.8%)
2,428,665	Thrivent Large Cap Growth Fund	21,833,703
41,223	Thrivent Large Cap Stock Fund	1,030,981
2,491,385	Thrivent Large Cap Value Fund	48,731,496
539,082	Thrivent Mid Cap Stock Fund	12,937,979
3,412,488	Thrivent Partner Worldwide Allocation Fund	33,135,261
202,436	Thrivent Small Cap Stock Fund	4,186,370

	Total	121,855,790

Affiliated Fixed Income Holdings (15.9%)
4,252,869	Thrivent High Yield Fund	20,243,656
7,082,374	Thrivent Income Fund	65,511,956
2,980,454	Thrivent Limited Maturity Bond Fund	37,196,061

	Total	122,951,673

Equity Funds/ETFs (0.4%)
418	iShares Russell 2000 Growth Index Fund	58,466
1,748	iShares Russell 2000 Index Fund	207,138
440	iShares Russell 2000 Value Index Fund	44,651
1,450	Materials Select Sector SPDR Fund	67,788
13,902	SPDR S&P 500 ETF Trust	2,954,870
1,821	SPDR S&P Biotech ETF	102,249
100	SPDR S&P MidCap 400 ETF Trust	27,477

	Total	3,462,639

Fixed Income Funds/ETFs (0.4%)
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,688,800
8,000	iShares iBoxx $ Investment Grade Corporate Bond ETF	967,840

	Total	2,656,640

	Total Registered Investment Companies (cost $205,181,879)	250,926,742

Shares	Common Stock (16.3%)	Value
Consumer Discretionary (1.9%)
4,785	Aaron’s, Inc.	118,237
428	Adient plc[j]	19,478
1,705	Amazon.com, Inc.[j]	1,346,643
740	American Axle & Manufacturing Holdings, Inc.[j]	13,261
1,104	American Public Education, Inc.[j]	22,246
1,975	Aramark	73,529
600	Armstrong Flooring, Inc.[j]	9,714
710	Ascent Capital Group, Inc.[j]	14,470
355	AutoZone, Inc.[j]	263,467
3,510	Barnes & Noble, Inc.	36,153
1,430	Beazer Homes USA, Inc.[j]	14,629
310	Bed Bath & Beyond, Inc.	12,530
750	Big 5 Sporting Goods Corporation	11,625
2,220	Bloomin’ Brands, Inc.	38,406
2,860	BorgWarner, Inc.	102,502
5,669	Brunswick Corporation	246,601
80	Buffalo Wild Wings, Inc.[j]	11,652
1,102	Burlington Stores, Inc.[j]	82,584
2,660	Caleres, Inc.	66,527
3,110	Callaway Golf Company	31,753
4,060	Carter’s, Inc.	350,540
1,495	Cedar Fair, LP	84,991
1,150	Cheesecake Factory, Inc.	61,168
420	Chuy’s Holdings, Inc.[j]	11,928
1,590	Cinemark Holdings, Inc.	63,282
700	ClubCorp Holdings, Inc.	8,085
21,110	Comcast Corporation	1,305,020
3,982	Core-Mark Holding Company, Inc.	140,764
1,725	CSS Industries, Inc.	43,297
2,208	Culp, Inc.	61,824
5,530	Dana, Inc.	85,604
330	Deckers Outdoor Corporation[j]	17,223
6,928	Delphi Automotive plc	450,805
950	DeVry Education Group, Inc.	21,565

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value
Consumer Discretionary (1.9%) - continued
836	Discovery Communications, Inc., Class Aj	$21,828
1,850	Dish DBS Corporation[j]	108,336
2,440	Dollar General Corporation	168,580
3,950	Dollar Tree, Inc.[j]	298,422
990	Domino’s Pizza, Inc.	167,548
4,480	DSW, Inc.	93,050
1,940	Duluth Holdings, Inc.[j]	52,671
1,660	Etsy, Inc.[j]	21,547
1,097	Expedia, Inc.	141,765
2,440	Finish Line, Inc.	48,044
3,150	Gentex Corporation	53,266
2,001	G-III Apparel Group, Ltd.[j]	52,266
5,840	GNC Holdings, Inc.	78,431
9,639	Harley-Davidson, Inc.	549,616
3,090	Harman International Industries, Inc.	246,304
2,351	Haverty Furniture Companies, Inc.	41,730
3,690	Home Depot, Inc.	450,217
4,150	Houghton Mifflin Harcourt Company[j]	52,498
530	HSN, Inc.	19,981
450	Hyatt Hotels Corporation[j]	22,856
640	ILG, Inc.	10,483
350	International Speedway Corporation	11,515
1,810	Interpublic Group of Companies, Inc.	40,526
530	Jack in the Box, Inc.	49,677
1,000	John Wiley and Sons, Inc.	51,600
2,207	Kate Spade & Company[j]	36,967
1,060	L Brands, Inc.	76,521
4,898	Las Vegas Sands Corporation	283,496
2,160	La-Z-Boy, Inc.	50,544
6,890	Liberty Interactive Corporation[j]	127,396
562	Lithia Motors, Inc.	48,208
7,450	LKQ Corporation[j]	240,486
8,100	Lowe’s Companies, Inc.	539,865
190	Lululemon Athletica, Inc.[j]	10,878
760	Masonite International Corporation[j]	43,244
2,928	MDC Partners, Inc.	24,742
860	Meredith Corporation	39,001
320	Meritage Homes Corporation[j]	9,904
120	Mohawk Industries, Inc.[j]	22,116
220	Monro Muffler Brake, Inc.	12,100
190	Murphy USA, Inc.[j]	13,068
1,363	New Media Investment Group, Inc.	19,627
920	New York Times Company	10,028
6,240	Newell Brands, Inc.	299,645
3,190	News Corporation, Class A	38,663
870	News Corporation, Class B	10,788
1,783	Nord Anglia Education, Inc.[j]	38,406
8,376	Nutrisystem, Inc.	265,519
450	O’Reilly Automotive, Inc.[j]	118,998
2,761	Oxford Industries, Inc.	173,170
1,640	Papa John’s International, Inc.	123,738
2,393	Papa Murphy’s Holdings, Inc.[j]	13,305
1,900	Penn National Gaming, Inc.[j]	24,567
380	Priceline Group, Inc.[j]	560,207
2,570	PVH Corporation	274,939
650	Ralph Lauren Corporation	63,765
880	Rent-A-Center, Inc.	8,879
291	Restoration Hardware Holdings, Inc.[j]	8,430
1,010	Retailmenot, Inc.[j]	9,141
5,120	Ross Stores, Inc.	320,205
900	Royal Caribbean Cruises, Ltd.	69,183
1,750	Ruth’s Hospitality Group, Inc.	27,737
2,000	Sally Beauty Holdings, Inc.[j]	51,880
4,540	Scripps Networks Interactive, Inc.	292,194
630	Select Comfort Corporation[j]	12,090
870	Signet Jewelers, Ltd.	70,696
1,607	Sportsman’s Warehouse Holdings, Inc.[j]	14,784
3,720	Starbucks Corporation	197,420
2,958	Stein Mart, Inc.	17,807
730	Steven Madden, Ltd.[j]	24,382
1,750	Tegna, Inc.	34,335
1,100	Tempur-Pedic International, Inc.[j]	59,477
466	Tenneco, Inc.[j]	25,663
3,714	Time, Inc.	48,282
7,490	TJX Companies, Inc.	552,387
5,910	Toll Brothers, Inc.[j]	162,170
4,667	Tower International, Inc.	101,274
7,448	Tuesday Morning Corporation[j]	36,868
190	Tupperware Brands Corporation	11,309
290	Ulta Salon Cosmetics & Fragrance, Inc.[j]	70,569
890	Under Armour, Inc., Class Aj	27,679
896	Under Armour, Inc., Class Cj	23,171
436	Vail Resorts, Inc.	69,516
2,190	Vera Bradley, Inc.[j]	29,280
1,280	VF Corporation	69,389
530	Visteon Corporation	37,423
1,410	Vitamin Shoppe, Inc.[j]	35,321
2,350	Walt Disney Company	217,821
350	Whirlpool Corporation	52,437
1,310	Wingstop, Inc.	35,056
3,070	Yum! Brands, Inc.	264,880
1,528	Zoe’s Kitchen, Inc.[j]	34,640

	Total	14,832,536

Consumer Staples (0.7%)
1,418	AdvancePierre Foods Holdings, Inc.	39,647
2,360	Brown-Forman Corporation	108,961
3,360	Campbell Soup Company	182,582
893	Casey’s General Stores, Inc.	100,900
15,060	Coca-Cola Company	638,544
11,780	CVS Health Corporation	990,698
274	e.l.f. Beauty, Inc.[j]	7,086
4,130	Estee Lauder Companies, Inc.	359,847
2,980	Flowers Foods, Inc.	46,250
1,340	General Mills, Inc.	83,053
3,390	Hain Celestial Group, Inc.[j]	123,294
800	Ingredion, Inc.	104,936
423	J & J Snack Foods Corporation	51,670
1,630	Kimberly-Clark Corporation	186,488
250	Lancaster Colony Corporation	32,663
1,620	Monster Beverage Corporation[j]	233,831
1,730	PepsiCo, Inc.	185,456
3,243	Philip Morris International, Inc.	312,755
8,550	Pinnacle Foods, Inc.	439,641
2,700	Procter & Gamble Company	234,360
3,451	SpartanNash Company	96,628
1,530	United Natural Foods, Inc.[j]	63,862
180	Universal Corporation	9,756
2,560	Walgreens Boots Alliance, Inc.	211,789
3,060	WhiteWave Foods Company[j]	166,739

	Total	5,011,436

Energy (2.5%)
1,030	Anadarko Petroleum Corporation	61,223
8,002	Arch Coal, Inc.[g,j]	587,187
10,071	Archrock, Inc.	116,824
2,994	Atwood Oceanics, Inc.	22,844
9,092	Baker Hughes, Inc.	503,697
2,431	Bristow Group, Inc.	24,334
16,333	Callon Petroleum Company[j]	212,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

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Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value
Energy (2.5%) - continued
20,619	Canadian Natural Resources, Ltd.	$653,828
19,915	Chevron Corporation	2,086,096
2,615	Cimarex Energy Company	337,675
7,530	Clean Energy Fuels Corporation[j]	30,948
5,509	Concho Resources, Inc.[j]	699,312
11,610	ConocoPhillips	504,454
7,270	Continental Resources, Inc.[j]	355,576
931	Contura Energy, Inc.[j]	61,679
3,150	Delek US Holdings, Inc.	53,235
8,320	Devon Energy Corporation	315,245
1,800	Diamond Offshore Drilling, Inc.	29,682
288	Diamondback Energy, Inc.[j]	26,292
9,334	Ensco plc	72,992
10,547	EOG Resources, Inc.	953,660
3,080	EP Energy Corporation[j]	10,965
16,047	EQT Corporation	1,059,102
10,840	Exxon Mobil Corporation	903,189
2,330	Frank’s International NV	26,213
2,170	Green Plains, Inc.	56,420
480	Gulfport Energy Corporation[j]	11,573
29,680	Halliburton Company	1,365,280
1,250	HollyFrontier Corporation	31,187
3,660	Hornbeck Offshore Services, Inc.[j]	14,530
1,350	Kinder Morgan, Inc.	27,580
34,531	Marathon Oil Corporation	455,119
670	Murphy Oil Corporation	17,333
24,270	Nabors Industries, Ltd.	288,813
580	Newfield Exploration Company[j]	23,542
570	Noble Energy, Inc.	19,648
3,789	Oasis Petroleum, Inc.[j]	39,747
710	Oceaneering International, Inc.	16,898
930	Oil States International, Inc.[j]	27,202
5,527	Parsley Energy, Inc.[j]	181,838
12,130	Patterson-UTI Energy, Inc.	272,682
160	PDC Energy, Inc.[j]	9,813
880	Phillips 66	71,412
6,425	Pioneer Energy Services Corporation[j]	22,809
5,560	Pioneer Natural Resources Company	995,351
1,810	Rowan Companies plc	24,019
11,652	Royal Dutch Shell plc ADR	580,386
4,090	RPC, Inc.	70,634
770	RSP Permian, Inc.[j]	27,797
14,937	Schlumberger, Ltd.	1,168,522
1,590	SemGroup Corporation	51,277
465	SM Energy Company	15,638
33,291	Suncor Energy, Inc. ADR	999,396
600	Superior Energy Services, Inc.	8,496
2,200	Teekay Corporation	14,366
5,153	Teekay Tankers, Ltd.	10,976
2,972	Tesco Corporation	20,358
9,300	TETRA Technologies, Inc.[j]	50,685
7,181	U.S. Silica Holdings, Inc.	331,690
19,420	Valero Energy Corporation	1,150,441
723	Vantage Drilling International[j]	60,732
100,259	Weatherford International plc[j]	483,248
73,015	WPX Energy, Inc.[j]	792,943

	Total	19,518,799

Financials (2.1%)
1,700	Affiliated Managers Group, Inc.[j]	225,522
1,690	Allied World Assurance Company Holdings AG	72,636
540	American Financial Group, Inc.	40,230
3,570	American International Group, Inc.	220,269
3,215	Ameris Bancorp	116,705
1,170	AMERISAFE, Inc.	65,052
140	Arch Capital Group, Ltd.[j]	10,916
1,914	Argo Group International Holdings, Ltd.	106,418
3,260	Aspen Insurance Holdings, Ltd.	157,295
870	Associated Banc-Corp	17,661
7,970	Assured Guaranty, Ltd.	238,223
5,130	BancorpSouth, Inc.	120,555
35,660	Bank of America Corporation	588,390
4,000	Bank of New York Mellon Corporation	173,080
1,228	Bank of the Ozarks, Inc.	45,387
1,100	BankFinancial Corporation	13,827
10,200	BB&T Corporation	399,840
4,380	Beneficial Bancorp, Inc.	63,510
11,170	Blackstone Group, LP	279,585
8,370	Boston Private Financial Holdings, Inc.	110,066
4,520	Brookline Bancorp, Inc.	57,856
3,420	Brown & Brown, Inc.	126,061
2,860	Capital One Financial Corporation	211,754
13,680	Capstead Mortgage Corporation	130,097
1,450	Cathay General Bancorp	43,428
3,510	Central Pacific Financial Corporation	89,961
2,020	Charles Schwab Corporation	64,034
2,220	Chemical Financial Corporation	95,349
2,130	Chubb, Ltd.	270,510
16,210	Citigroup, Inc.	796,722
1,330	Clifton Bancorp, Inc.	20,336
10,118	CoBiz Financial, Inc.	128,701
2,289	Columbia Banking System, Inc.	75,583
7,220	Comerica, Inc.	376,090
15,930	E*TRADE Financial Corporation[j]	448,589
7,786	East West Bancorp, Inc.	307,625
420	Eaton Vance Corporation	14,725
2,604	Employers Holdings, Inc.	81,635
900	Endurance Specialty Holdings, Ltd.	82,755
1,470	Enova International, Inc.[j]	13,818
1,481	Essent Group, Ltd.[j]	39,158
847	Evercore Partners, Inc.	45,526
1,420	F.N.B. Corporation	18,559
2,270	Federated Investors, Inc.	61,290
18,560	Fifth Third Bancorp	403,866
940	First American Financial Corporation	36,716
6,820	First Commonwealth Financial Corporation	69,291
1,620	First Financial Bancorp	34,830
700	First Financial Corporation	28,070
560	First Merchants Corporation	15,764
11,560	First Midwest Bancorp, Inc.	223,224
860	First NBC Bank Holding Company[j]	4,644
5,140	First Republic Bank	382,570
700	Franklin Resources, Inc.	23,562
2,910	Genworth Financial, Inc.[j]	12,047
1,980	Glacier Bancorp, Inc.	55,955
3,470	Goldman Sachs Group, Inc.	618,493
6,610	Great Western Bancorp, Inc.	213,106
4,437	Green Bancorp, Inc.[j]	45,923
840	Greenhill & Company, Inc.	19,698
360	Hancock Holding Company	12,078
8,414	Hanmi Financial Corporation	210,350
3,979	Hanover Insurance Group, Inc.	303,160
1,170	Hartford Financial Services Group, Inc.	51,609
5,022	Home BancShares, Inc.	108,023
420	HomeStreet, Inc.[j]	11,571
610	Hometrust Bancshares, Inc.[j]	11,346
7,133	Hope Bancorp, Inc.	115,127
2,984	Horace Mann Educators Corporation	107,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value
Financials (2.1%) - continued
3,037	Houlihan Lokey, Inc.	$74,012
14,200	Huntington Bancshares, Inc.	150,520
413	Infinity Property & Casualty Corporation	33,845
1,990	Intercontinental Exchange, Inc.	538,076
9,800	Invesco, Ltd.	275,282
10,645	Janus Capital Group, Inc.	136,469
28,690	KeyCorp	405,103
1,246	Kinsale Capital Group, Inc.	29,966
340	Lazard, Ltd.	12,396
709	Lincoln National Corporation	34,805
520	LPL Financial Holdings, Inc.	16,099
1,440	M&T Bank Corporation	176,731
40	Markel Corporation[j]	35,097
800	Meta Financial Group, Inc.	58,600
8,720	MetLife, Inc.	409,491
8,040	Morgan Stanley	269,903
2,710	National Bank Holdings Corporation	65,961
220	Navigators Group, Inc.	20,504
1,460	NMI Holdings, Inc.[j]	11,169
1,230	NorthStar Realty Europe Corporation	12,165
660	Old Republic International Corporation	11,128
1,493	PacWest Bancorp	64,781
2,760	Primerica, Inc.	150,972
230	Principal Financial Group, Inc.	12,558
210	Prosperity Bancshares, Inc.	11,649
3,370	Provident Financial Services, Inc.	76,465
4,329	Raymond James Financial, Inc.	260,260
750	Redwood Trust, Inc.	10,545
2,193	Renasant Corporation	73,992
209	Safety Insurance Group, Inc.	14,149
2,451	Sandy Spring Bancorp, Inc.	77,697
470	SEI Investments Company	20,835
550	Selective Insurance Group, Inc.	20,323
24,257	SLM Corporation[j]	171,012
280	State Auto Financial Corporation	6,412
2,160	Stewart Information Services Corporation	97,092
4,126	Stifel Financial Corporation[j]	161,492
2,598	SVB Financial Group[j]	317,657
14,460	Synchrony Financial	413,411
4,450	Synovus Financial Corporation	147,162
9,710	TCF Financial Corporation	138,853
7,340	TD Ameritrade Holding Corporation	251,101
600	Territorial Bancorp, Inc.	17,112
1,440	TriCo Bancshares	37,901
10,120	TrustCo Bank Corporation	70,840
550	Trustmark Corporation	15,224
510	Union Bankshares Corporation	14,244
280	United Bankshares, Inc.	10,556
2,490	United Community Banks, Inc.	53,709
4,180	United Financial Bancorp, Inc.	61,488
270	United Fire Group, Inc.	10,670
680	Unum Group	24,072
680	Virtu Financial, Inc.	8,704
1,220	Voya Financial, Inc.	37,271
744	Western Alliance Bancorp[j]	27,796
739	Wintrust Financial Corporation	39,869
2,330	WisdomTree Investments, Inc.	19,991
808	WSFS Financial Corporation	28,320
20,533	Zions Bancorporation	661,368

	Total	16,198,502

Health Care (1.9%)
8,838	Abbott Laboratories	346,803
759	ABIOMED, Inc.[j]	79,687
1,316	Acadia Healthcare Company, Inc.[j]	47,323
300	Acceleron Pharma, Inc.[j]	8,409
450	Aceto Corporation	8,248
1,710	Advaxis, Inc.[j]	13,834
710	Aerie Pharmaceuticals, Inc.[j]	23,608
2,330	Aetna, Inc.	250,125
3,606	Akorn, Inc.[j]	86,364
3,240	Alexion Pharmaceuticals, Inc.[j]	422,820
881	Align Technology, Inc.[j]	75,696
2,328	Allergan plc[j]	486,412
1,297	Amgen, Inc.	183,085
1,524	Analogic Corporation	124,739
5,629	Asterias Biotherapeutics, Inc.[j]	18,576
151	Atrion Corporation	66,312
440	Biogen, Inc.[j]	123,279
1,770	BioMarin Pharmaceutical, Inc.[j]	142,520
1,340	Boston Scientific Corporation[j]	29,480
1,120	Bristol-Myers Squibb Company	57,019
592	C.R. Bard, Inc.	128,275
1,557	Cardiovascular Systems, Inc.[j]	36,481
4,280	Catalent, Inc.[j]	97,627
4,960	Celgene Corporation[j]	506,813
2,310	Centene Corporation[j]	144,329
220	Charles River Laboratories International, Inc.[j]	16,694
800	Chemed Corporation	113,136
370	Coherus Biosciences, Inc.[j]	10,120
760	CONMED Corporation	30,400
2,810	Cooper Companies, Inc.	494,672
780	Cross Country Healthcare, Inc.[j]	8,713
7,550	Dentsply Sirona, Inc.	434,653
1,490	Dexcom, Inc.[j]	116,578
5,460	Edwards Lifesciences Corporation[j]	519,901
370	Emergent Biosolutions, Inc.[j]	9,886
4,128	Ensign Group, Inc.	76,244
5,800	Envision Healthcare Holdings, Inc.[j]	114,724
5,030	Express Scripts Holding Company[j]	339,022
11,134	Gilead Sciences, Inc.	819,796
700	Global Blood Therapeutics, Inc.[j]	12,215
600	Globus Medical, Inc.[j]	13,278
320	Halyard Health, Inc.[j]	10,352
2,260	HCA Holdings, Inc.[j]	172,958
622	HealthEquity, Inc.[j]	20,669
1,390	Healthways, Inc.[j]	34,472
860	Heska Corporation[j]	42,484
1,300	Hill-Rom Holdings, Inc.	72,033
6,290	Hologic, Inc.[j]	226,503
720	ICU Medical, Inc.[j]	100,296
583	Impax Laboratories, Inc.[j]	11,718
1,188	Inogen, Inc.[j]	63,760
2,288	Intersect ENT, Inc.[j]	33,405
320	Intra-Cellular Therapies, Inc.[j]	3,968
1,322	Ironwood Pharmaceuticals, Inc.[j]	16,882
8,460	Johnson & Johnson	981,275
5,200	Kindred Healthcare, Inc.	51,220
2,100	Magellan Health Services, Inc.[j]	108,045
7,915	Medtronic plc	649,188
14,270	Merck & Company, Inc.	837,934
410	Mettler-Toledo International, Inc.[j]	165,673
3,570	Mylan NVj	130,305
1,117	National Healthcare Corporation	72,270
320	Natural Health Trends Corporation	7,466
230	Neogen Corporation[j]	12,119
1,478	Neurocrine Biosciences, Inc.[j]	64,692
951	Nevro Corporation[j]	87,416
3,443	NuVasive, Inc.[j]	205,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value
Health Care (1.9%) - continued
3,370	Omnicell, Inc.[j]	$109,946
8,970	OraSure Technologies, Inc.[j]	67,365
1,120	Orthofix International NVj	41,048
3,270	PDL BioPharma, Inc.	10,529
1,920	PerkinElmer, Inc.	97,709
1,520	Perrigo Company plc	126,449
30,180	Pfizer, Inc.	957,008
1,130	PharMerica Corporation[j]	26,894
200	Prothena Corporation plc[j]	9,564
450	ResMed, Inc.	26,896
5,880	Roche Holding AG ADR	168,609
360	Surgical Care Affiliates, Inc.[j]	15,404
2,874	Team Health Holdings, Inc.[j]	123,151
2,034	Teleflex, Inc.	291,126
1,724	Triple-S Management Corporation[j]	35,652
5,670	UnitedHealth Group, Inc.	801,341
2,580	Universal Health Services, Inc.	311,432
710	VCA Antech, Inc.[j]	43,637
1,635	Veeva Systems, Inc.[j]	63,520
4,480	Vertex Pharmaceuticals, Inc.[j]	339,853
450	Waters Corporation[j]	62,613
160	Wellcare Health Plans, Inc.[j]	18,162
1,550	West Pharmaceutical Services, Inc.	117,846
2,970	Wright Medical Group NVj	65,073
1,870	Ziopharm Oncology, Inc.[j]	10,622
2,720	Zoetis, Inc.	130,016

	Total	14,892,114

Industrials (1.9%)
2,050	ABM Industries, Inc.	80,114
2,789	Aegion Corporation[j]	51,624
750	Aerovironment, Inc.[j]	17,993
1,150	AGCO Corporation	58,742
390	Allison Transmission Holdings, Inc.	11,423
4,630	Ardmore Shipping Corporation	27,086
1,172	Astec Industries, Inc.	64,882
3,100	AZZ, Inc.	165,075
3,110	B/E Aerospace, Inc.	185,107
3,170	Barnes Group, Inc.	126,293
2,180	Boeing Company	310,497
520	Brady Corporation	17,212
11,720	BWX Technologies, Inc.	459,658
3,670	Carlisle Companies, Inc.	384,799
880	CBIZ, Inc.[j]	9,724
850	CEB, Inc.	41,352
1,198	CIRCOR International, Inc.	64,428
1,333	CLARCOR, Inc.	82,926
650	Colfax Corporation[j]	20,664
2,646	Comfort Systems USA, Inc.	76,337
879	Commercial Vehicle Group, Inc.[j]	3,991
3,470	Copart, Inc.[j]	182,071
400	Crane Company	27,204
8,570	CSX Corporation	261,471
3,440	Cummins, Inc.	439,701
1,140	Curtiss-Wright Corporation	102,167
16,020	Delta Air Lines, Inc.	669,155
170	Deluxe Corporation	10,404
5,970	Donaldson Company, Inc.	218,024
2,032	EMCOR Group, Inc.	122,855
869	Encore Wire Corporation	29,676
2,510	EnerSys	163,476
565	Equifax, Inc.	70,043
1,818	ESCO Technologies, Inc.	80,992
4,135	Federal Signal Corporation	50,778
230	Flowserve Corporation	9,740
1,240	Fluor Corporation	64,468
790	Fortive Corporation	40,330
1,770	Fortune Brands Home and Security, Inc.	96,695
1,681	Franklin Electric Company, Inc.	61,272
1,310	GasLog, Ltd.	20,109
2,540	Gener8 Maritime, Inc.[j]	10,719
380	Genesee & Wyoming, Inc.[j]	25,817
2,359	Gibraltar Industries, Inc.[j]	91,765
3,878	Granite Construction, Inc.	190,642
440	Greenbrier Companies, Inc.	13,860
750	Hackett Group, Inc.	12,090
6,250	Harsco Corporation	60,937
300	HD Supply Holdings, Inc.[j]	9,900
1,093	Healthcare Services Group, Inc.	40,408
1,082	Heico Corporation	73,100
1,430	Herman Miller, Inc.	39,754
1,950	Hexcel Corporation	88,706
3,123	Honeywell International, Inc.	342,531
604	Hub Group, Inc.[j]	22,016
2,130	Hubbell, Inc.	222,628
700	Huntington Ingalls Industries, Inc.	112,952
391	Huron Consulting Group, Inc.[j]	21,916
738	ICF International, Inc.[j]	34,243
9,160	Ingersoll-Rand plc	616,376
1,230	Insperity, Inc.	92,496
400	Insteel Industries, Inc.	10,760
540	Interface, Inc.	8,559
760	ITT Corporation	26,767
1,360	Jacobs Engineering Group, Inc.[j]	70,149
1,340	JB Hunt Transport Services, Inc.	109,357
4,288	Johnson Controls International plc	172,892
350	Kansas City Southern	30,716
9,140	Kennametal, Inc.	258,753
2,652	Kforce, Inc.	46,012
1,620	Kirby Corporation[j]	95,499
1,360	Knight Transportation, Inc.	39,780
6,070	Korn/Ferry International	123,767
5,700	Lincoln Electric Holdings, Inc.	375,231
640	Lindsay Corporation	50,112
520	Manpower, Inc.	39,936
3,100	Masco Corporation	95,728
6,170	Meritor, Inc.[j]	63,428
690	Middleby Corporation[j]	77,356
2,130	Moog, Inc.[j]	123,689
1,590	MRC Global, Inc.[j]	23,437
1,896	MSA Safety, Inc.	110,537
350	Mueller Industries, Inc.	10,601
2,250	MYR Group, Inc.[j]	67,140
4,107	Navigant Consulting, Inc.[j]	96,104
1,490	NCI Building Systems, Inc.[j]	21,456
1,700	Nielsen Holdings plc	76,534
924	Nordson Corporation	92,520
2,600	Norfolk Southern Corporation	241,800
200	Northrop Grumman Corporation	45,800
1,160	Old Dominion Freight Line, Inc.[j]	86,629
1,287	On Assignment, Inc.[j]	44,286
4,864	Oshkosh Corporation	260,224
180	Parker Hannifin Corporation	22,095
880	Pentair, Ltd.	48,514
2,285	PGT, Inc.[j]	22,393
1,363	Proto Labs, Inc.[j]	60,926
810	Quanex Building Products Corporation	13,203
4,800	Raven Industries, Inc.	102,960
4,170	Raytheon Company	569,664
150	RBC Bearings, Inc.[j]	10,703
480	Regal-Beloit Corporation	28,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value
Industrials (1.9%) - continued
2,440	Resources Connection, Inc.	$36,234
970	Rexnord Corporation[j]	19,293
1,190	Rockwell Automation, Inc.	142,467
2,060	Rockwell Collins, Inc.	173,699
390	Rollins, Inc.	12,020
950	Roper Industries, Inc.	164,644
320	Ryder System, Inc.	22,205
2,488	Saia, Inc.[j]	88,697
10,990	Southwest Airlines Company	440,149
1,800	SPX FLOW, Inc.[j]	45,162
190	Stanley Black & Decker, Inc.	21,630
2,021	Tennant Company	127,222
840	Tetra Tech, Inc.	32,298
1,104	Textron, Inc.	44,248
550	Toro Company	26,334
4,130	TransUnion[j]	129,021
350	TrueBlue, Inc.[j]	6,125
10,176	Union Pacific Corporation	897,320
3,730	United Continental Holdings, Inc.[j]	209,738
4,010	United Parcel Service, Inc.	432,118
1,840	United Rentals, Inc.[j]	139,214
692	Universal Forest Products, Inc.	59,505
1,904	Universal Truckload Services, Inc.	23,705
950	WABCO Holdings, Inc.[j]	93,537
868	WageWorks, Inc.[j]	51,169
4,579	Waste Connections, Inc.	344,387
255	Watsco, Inc.	35,009
2,850	Xylem, Inc.	137,741
1,260	YRC Worldwide, Inc.[j]	11,189

	Total	14,943,879

Information Technology (3.4%)
298	Advanced Energy Industries, Inc.[j]	14,215
10,760	Agilent Technologies, Inc.	468,813
4,640	Akamai Technologies, Inc.[j]	322,341
600	Alliance Data Systems Corporation[j]	122,682
1,407	Alphabet, Inc., Class Aj	1,139,529
1,154	Alphabet, Inc., Class Cj	905,359
724	Ambarella, Inc.[j]	44,432
2,840	Amkor Technology, Inc.[j]	26,327
6,490	Amphenol Corporation	427,886
5,130	Analog Devices, Inc.	328,833
400	ANSYS, Inc.[j]	36,540
11,719	Apple, Inc.	1,330,575
4,682	Applied Materials, Inc.	136,153
810	Apptio, Inc.[j]	15,981
2,987	Arista Networks, Inc.[j]	253,148
1,645	Aspen Technology, Inc.[j]	81,000
1,220	AVX Corporation	17,104
1,370	Bankrate, Inc.[j]	10,686
230	Belden, Inc.	14,906
4,650	Blackhawk Network Holdings, Inc.[j]	160,193
9,460	Booz Allen Hamilton Holding Corporation	288,246
280	Broadcom, Ltd.	47,678
5,223	Brocade Communications Systems, Inc.	55,364
5,666	Brooks Automation, Inc.	73,828
2,500	CA, Inc.	76,850
1,279	Cabot Microelectronics Corporation	70,678
715	CACI International, Inc.[j]	69,963
620	Cadence Design Systems, Inc.[j]	15,860
951	Cavium, Inc.[j]	53,684
1,570	CDK Global, Inc.	85,738
4,990	Ciena Corporation[j]	96,706
55,190	Cisco Systems, Inc.	1,693,229
1,962	Cognex Corporation	101,239
630	Coherent, Inc.[j]	65,596
5,370	CommVault Systems, Inc.[j]	287,295
1,950	Comtech Telecommunications Corporation	20,280
2,370	Convergys Corporation	69,204
5,060	CoreLogic, Inc.[j]	215,354
3,947	Criteo SA ADR[j]	142,684
530	CSG Systems International, Inc.	20,156
620	CTS Corporation	11,284
1,920	Dolby Laboratories, Inc.	91,373
2,806	DST Systems, Inc.	269,825
1,620	EarthLink Holdings Corporation	9,266
6,250	eBay, Inc.[j]	178,187
3,760	Entegris, Inc.[j]	59,784
1,895	Envestnet, Inc.[j]	66,988
1,300	EVERTEC, Inc.	19,695
1,750	ExlService Holdings, Inc.[j]	77,053
740	F5 Networks, Inc.[j]	102,275
1,741	Fabrinet[j]	66,088
9,570	Facebook, Inc.[j]	1,253,574
2,080	Finisar Corporation[j]	56,950
8,500	FLIR Systems, Inc.	279,820
290	Forrester Research, Inc.	10,802
5,020	Fortinet, Inc.[j]	160,941
260	Gartner, Inc.[j]	22,370
3,871	Guidewire Software, Inc.[j]	222,389
3,170	HP, Inc.	45,933
770	IAC/InterActiveCorporation	49,619
3,840	Integrated Device Technology, Inc.[j]	79,526
6,300	Intel Corporation	219,681
5,021	Ixia[j]	60,001
3,204	Juniper Networks, Inc.	84,393
380	Keysight Technologies, Inc.[j]	12,464
2,340	Lam Research Corporation	226,652
1,197	Liberty Tripadvisor Holdings, Inc.[j]	26,573
2,110	Lionbridge Technologies, Inc.[j]	10,191
479	Littelfuse, Inc.	66,821
1,720	M/A-COM Technology Solutions Holdings, Inc.[j]	63,227
577	Manhattan Associates, Inc.[j]	29,219
11,320	MasterCard, Inc.	1,211,466
5,181	Maxim Integrated Products, Inc.	205,323
450	MAXIMUS, Inc.	23,427
2,343	Methode Electronics, Inc.	73,102
5,420	Microsemi Corporation[j]	228,345
35,910	Microsoft Corporation	2,151,727
710	Mobileye NVj	26,398
3,512	Monolithic Power Systems, Inc.	276,781
384	Nanometrics, Inc.[j]	8,022
4,310	National Instruments Corporation	121,068
1,720	Nice, Ltd. ADR	114,328
7,582	NVIDIA Corporation	539,535
1,570	NXP Semiconductors NVj	157,000
3,962	Oclaro, Inc.[j]	28,962
2,700	ON Semiconductor Corporation[j]	31,509
29,300	Oracle Corporation	1,125,706
430	OSI Systems, Inc.[j]	30,156
1,080	Palo Alto Networks, Inc.[j]	166,136
10,670	Pandora Media, Inc.[j]	120,891
1,200	Paylocity Holding Corporation[j]	52,188
13,925	PayPal Holdings, Inc.[j]	580,116
3,631	Pegasystems, Inc.	112,198
2,426	Progress Software Corporation[j]	65,284
1,679	Proofpoint, Inc.[j]	131,600
1,630	PTC, Inc.[j]	77,327
1,796	Q2 Holdings, Inc.[j]	50,468

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value
Information Technology (3.4%) - continued
220	Qorvo, Inc.[j]	$12,243
5,880	QUALCOMM, Inc.	404,074
360	Qualys, Inc.[j]	13,410
2,380	RealPage, Inc.[j]	64,736
1,650	Red Hat, Inc.[j]	127,793
700	Rudolph Technologies, Inc.[j]	12,670
15,390	Salesforce.com, Inc.[j]	1,156,712
430	ScanSource, Inc.[j]	15,050
1,490	ServiceNow, Inc.[j]	130,986
2,750	ShoreTel, Inc.[j]	18,288
190	Silicon Laboratories, Inc.[j]	11,391
1,000	SS&C Technologies Holdings, Inc.	31,930
540	Stratasys, Ltd.[j]	10,325
3,160	Synopsys, Inc.[j]	187,420
7,751	Teradyne, Inc.	180,521
540	Tessera Technologies, Inc.	20,034
7,330	Texas Instruments, Inc.	519,330
570	Total System Services, Inc.	28,432
1,630	Trimble, Inc.[j]	45,053
457	Tyler Technologies, Inc.[j]	73,303
1,096	Ultimate Software Group, Inc.[j]	231,245
6,118	Virtusa Corporation[j]	115,875
9,670	Visa, Inc.	797,872
12,630	Xilinx, Inc.	642,488

	Total	25,899,543

Materials (0.9%)
2,119	Agnico Eagle Mines, Ltd.	107,645
1,780	Air Products and Chemicals, Inc.	237,488
1,349	American Vanguard Corporation	20,505
90	Ashland Global Holdings, Inc.	10,056
1,410	Avery Dennison Corporation	98,404
1,236	Balchem Corporation	93,812
1,763	Ball Corporation	135,874
11,818	Barrick Gold Corporation	207,879
1,770	Boise Cascade Company[j]	34,073
1,320	Cabot Corporation	68,825
830	Carpenter Technology Corporation	26,236
2,070	Celanese Corporation	150,944
2,379	Chemtura Corporation[j]	78,031
587	Clearwater Paper Corporation[j]	31,170
800	Continental Building Products, Inc.[j]	16,360
4,141	Crown Holdings, Inc.[j]	224,649
5,000	Dow Chemical Company	269,050
428	Eagle Materials, Inc.	34,655
3,723	Eastman Chemical Company	267,721
3,700	Ecolab, Inc.	422,429
8,214	Eldorado Gold Corporation[j]	25,956
1,730	Ferro Corporation[j]	22,421
3,560	Ferroglobe plc	32,930
4,470	FMC Corporation	209,598
8,046	Goldcorp, Inc.	122,299
840	Graphic Packaging Holding Company	10,500
2,110	Huntsman Corporation	35,765
536	Ingevity Corporation[j]	22,190
320	Innophos Holdings, Inc.	14,669
785	Innospec, Inc.	47,296
6,401	International Paper Company	288,237
800	Kadant, Inc.	41,320
2,950	KapStone Paper and Packaging Corporation	53,513
14,167	Kinross Gold Corporation[j]	54,685
480	Koppers Holdings, Inc.[j]	15,720
547	Martin Marietta Materials, Inc.	101,403
1,390	Materion Corporation	42,117
1,330	Methanex Corporation	48,345
627	Minerals Technologies, Inc.	42,134
8,670	Mosaic Company	204,005
3,719	Myers Industries, Inc.	44,814
150	Neenah Paper, Inc.	11,985
6,806	Newmont Mining Corporation	252,094
6,580	Nucor Corporation	321,433
1,770	OMNOVA Solutions, Inc.[j]	13,452
5,916	Owens-Illinois, Inc.[j]	114,179
5,585	Packaging Corporation of America	460,763
680	PolyOne Corporation	19,876
220	Quaker Chemical Corporation	23,650
1,270	Rayonier Advanced Materials, Inc.	16,421
730	Reliance Steel & Aluminum Company	50,209
758	Royal Gold, Inc.	52,166
530	RPM International, Inc.	25,196
980	Schnitzer Steel Industries, Inc.	23,667
280	Schweitzer-Mauduit International, Inc.	10,335
1,559	Scotts Miracle-Gro Company	137,332
2,340	Sealed Air Corporation	106,774
1,760	Sensient Technologies Corporation	131,138
3,592	Silver Wheaton Corporation	86,603
2,520	Sonoco Products Company	126,731
6,849	Steel Dynamics, Inc.	188,074
6,282	Teck Resources, Ltd.	135,566
890	Versum Materials, Inc.[j]	20,203
1,162	Vulcan Materials Company	131,538
3,229	Westrock Company	149,148
11,889	Yamana Gold, Inc.	42,325

	Total	6,666,581

Real Estate (0.4%)
1,680	American Assets Trust, Inc.	66,713
1,650	American Campus Communities, Inc.	85,981
3,700	Bluerock Residential Growth REIT, Inc.	45,880
11,675	Brixmor Property Group, Inc.	296,779
750	Camden Property Trust	61,080
7,950	CBL & Associates Properties, Inc.	85,065
9,455	Cedar Realty Trust, Inc.	64,010
3,520	Chatham Lodging Trust	62,304
860	City Office REIT, Inc.	10,802
10,380	Corporate Office Properties Trust	277,042
2,730	Corrections Corporation of America	39,448
4,286	Cousins Properties, Inc.	33,302
2,000	CubeSmart	52,140
50	CyrusOne, Inc.	2,231
22,140	DDR Corporation	338,521
700	Digital Realty Trust, Inc.	65,401
2,350	Duke Realty Corporation	61,452
2,740	DuPont Fabros Technology, Inc.	111,819
160	EastGroup Properties, Inc.	10,866
2,540	Equity Lifestyle Properties, Inc.	192,634
970	First Industrial Realty Trust, Inc.	25,618
3,068	First Potomac Realty Trust	27,367
2,880	Franklin Street Properties Corporation	33,322
2,150	General Growth Properties, Inc.	53,642
3,280	HFF, Inc.	87,346
1,130	Hospitality Properties Trust	30,917
4,239	Host Hotels & Resorts, Inc.	65,620
1,440	Hudson Pacific Properties, Inc.	48,413
1,670	InfraREIT, Inc.	27,755
2,840	Kite Realty Group Trust	70,801
2,490	LaSalle Hotel Properties	59,137
2,990	Liberty Property Trust	120,886
1,050	Life Storage, Inc.	84,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2016

Shares	Common Stock (16.3%)	Value
Real Estate (0.4%) - continued
990	Mid-America Apartment Communities, Inc.	$91,822
535	Parkway, Inc.[j]	9,641
1,509	Pebblebrook Hotel Trust	36,639
2,330	Physicians Realty Trust	46,064
290	Potlatch Corporation	11,136
1,590	RE/MAX Holdings, Inc.	69,086
3,760	Retail Properties of America, Inc.	58,543
1,770	Silver Bay Realty Trust Corporation REIT	29,648
3,270	Store Capital Corporation	89,238
6,166	Summit Hotel Properties, Inc.	80,096
3,827	Terreno Realty Corporation	99,885
3,080	Urstadt Biddle Properties, Inc.	66,220

	Total	3,386,994

Telecommunications Services (0.1%)
4,910	AT&T, Inc.	180,639
330	ATN International, Inc.	22,321
976	Cincinnati Bell, Inc.[j]	19,178
800	FairPoint Communications, Inc.[j]	12,480
1,060	General Communication, Inc.[j]	16,790
2,140	Inteliquent, Inc.	35,931
1,850	Level 3 Communications, Inc.[j]	103,878
1,700	SBA Communications Corporation[j]	192,576
9,123	Verizon Communications, Inc.	438,816
6,750	Vonage Holdings Corporation[j]	46,305

	Total	1,068,914

Utilities (0.5%)
350	Alliant Energy Corporation	13,318
630	American Electric Power Company, Inc.	40,849
1,930	American States Water Company	77,161
3,650	Aqua America, Inc.	112,055
1,010	Artesian Resources Corporation	28,502
4,410	Avista Corporation	182,574
860	Consolidated Water Company, Ltd.	9,632
1,750	DTE Energy Company	168,018
4,710	Edison International, Inc.	346,091
8,480	Eversource Energy	466,909
3,930	Exelon Corporation	133,895
2,600	Great Plains Energy, Inc.	73,944
840	Hawaiian Electric Industries, Inc.	24,780
6,430	MDU Resources Group, Inc.	168,530
430	Middlesex Water Company	15,523
1,920	NiSource, Inc.	44,659
580	NorthWestern Corporation	33,379
12,250	PG&E Corporation	760,970
2,270	PNM Resources, Inc.	74,570
2,300	Portland General Electric Company	100,372
1,950	Public Service Enterprise Group, Inc.	82,056
1,230	Renewable Energy Group, Inc.[j]	10,763
5,400	Southern Company	278,478
1,070	Southwest Gas Corporation	77,532
257	Unitil Corporation	10,426
6,640	Vectren Corporation	334,058

	Total	3,669,044

	Total Common Stock (cost $110,762,954)	126,088,342

Shares	Preferred Stock (<0.1%)	Value
Energy (<0.1%)
692	Alpha Natural Resources, Inc., 0.000%[j]	4,326
692	ANR Holdings, Inc., 0.000%[j]	1,176

	Total	5,502

Financials (<0.1%)
244,000	J.P. Morgan Chase & Company[h]	251,503

	Total	251,503

	Total Preferred Stock (cost $280,170)	257,005

Shares	Collateral Held for Securities Loaned (0.3%)	Value
2,400,919	Thrivent Cash Management Trust	2,400,919

	Total Collateral Held for Securities Loaned (cost $2,400,919)	2,400,919

Shares or Principal Amount	Short-Term Investments (19.7%)[k]	Value
	Federal Farm Credit Discount Notes
500,000	0.336%, 11/22/2016[l]	499,941
	Federal Home Loan Bank Discount Notes
100,000	0.330%, 11/9/2016[l]	99,995
400,000	0.345%, 12/2/2016[l]	399,928
2,000,000	0.350%, 1/20/2017[l]	1,998,578
	Thrivent Core Short-Term Reserve Fund
14,880,977	0.790%	148,809,768

	Total Short-Term Investments (cost $151,807,988)	151,808,210

	Total Investments (cost $817,835,480) 114.2%	$882,794,400

	Other Assets and Liabilities, Net (14.2%)	(110,094,436)

	Total Net Assets 100.0%	$772,699,964

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $29,150,136 or 3.8% of total net assets.

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period.

The actual effective yield of the security is different than the stated coupon rate.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Moderately Conservative Allocation Fund as of October 31, 2016 was $13,501,642 or 1.7% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$169,915
Angel Oak Mortgage Trust I, LLC, 7/25/2046	8/15/2016	228,601
Apidos CLO XVIII, 7/22/2026	6/25/2014	174,563
Ares CLO, Ltd., 10/12/2023	5/15/2015	550,000
Babson CLO, Ltd., 10/17/2026	8/15/2014	169,915
Betony CLO, Ltd., 4/15/2027	2/25/2015	150,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	170,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	169,828
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	151,739
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	175,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	170,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	175,000
Contura Energy, Inc., 8/1/2021	3/28/2016	25,382
Digicel, Ltd., 4/15/2021	8/18/2014	548,567
DRB Prime Student Loan Trust, 1/25/2040	6/23/2016	672,597
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	170,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	164,437
Galaxy XX CLO, Ltd., 7/20/2027	5/20/2015	550,000
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	250,000
Golub Capital Partners CLO 23M, Ltd., 5/5/2027	5/18/2015	498,750
Limerock CLO III, LLC, 10/20/2026	10/16/2014	500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	189,772
Madison Park Funding, Ltd., 8/15/2022	5/8/2015	550,000
Magnetite XII, Ltd., 4/15/2027	2/6/2015	525,000
Mountain View CLO, Ltd., 7/15/2027	5/13/2015	523,640
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	559,985
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	150,000
NZCG Funding CLO, Ltd., 4/27/2027	3/27/2015	525,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	170,000
OHA Loan Funding, Ltd., 10/20/2026	11/6/2014	498,750
OZLM VIII, Ltd., 10/17/2026	8/7/2014	169,031
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	1,032,041
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	400,000
Shackleton VII CLO, Ltd., 4/15/2027	3/27/2015	525,000
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	612,250
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	155,616
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	496,250
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	412,039
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	169,745

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Schedule of Investments as of October 31, 2016

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$1,730,247
Common Stock	587,040

Total lending	$2,317,287
Gross amount payable upon return of collateral for securities loaned	$2,400,919

Net amounts due to counterparty	$83,632

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (16.3%)[a]	Value
Basic Materials (1.0%)
	Arch Coal, Inc., Term Loan
$84,372	10.000%, 10/5/2021	$86,129
	Chemours Company, Term Loan
468,772	3.750%, 5/12/2022	462,678
	Fortescue Metals Group, Ltd., Term Loan
911,640	3.750%, 6/30/2019	910,783
	Ineos US Finance, LLC, Term Loan
1,012,522	3.750%, 12/15/2020	1,014,840
	Tronox Pigments BV, Term Loan
562,802	4.500%, 3/19/2020	559,859

	Total	3,034,289

Capital Goods (1.1%)
	Accudyne Industries, LLC, Term Loan
344,486	4.000%, 12/13/2019	316,211
	ADS Waste Holdings, Inc., Term Loan
236,474	3.750%, 10/9/2019	236,541
	Advanced Disposal Services, Inc., Term Loan
155,000	0.000%, 10/28/2023[b,c]	155,194
	Berry Plastics Group, Inc., Term Loan
488,389	3.500%, 2/8/2020	488,926
	Cortes NP Acquisition Corporation, Term Loan
1,220,000	0.000%, 10/3/2023[b,c]	1,212,375
	HD Supply, Inc., Term Loan
140,000	3.630%, 10/17/2023	140,088
	Rexnord, LLC, Term Loan
277,395	4.000%, 8/21/2020	278,019
	Reynolds Group, Inc., Term Loan
285,000	4.250%, 2/5/2023	285,635

	Total	3,112,989

Communications Services (4.4%)
	Atlantic Broadband Penn, LLC, Term Loan
346,838	3.250%, 11/30/2019	347,379
	Beasley Broadcast Group, Inc., Term Loan
225,000	0.000%, 10/4/2023[b,c]	222,469
	Birch Communication Inc., Term Loan
586,864	7.750%, 7/17/2020	472,425
	Block Communications, Inc., Term Loan
560,719	4.088%, 11/7/2021	564,924
	Cincinnati Bell, Inc., Term Loan
412,250	4.000%, 9/10/2020	412,893
	CSC Holdings, LLC, Term Loan
197,368	3.876%, 10/11/2024	197,986
	FairPoint Communications, Inc., Term Loan
554,956	7.500%, 2/14/2019	555,722
	Grande Communications Networks, LLC, Term Loan
556,331	4.500%, 5/29/2020	555,636
	Gray Television, Inc., Term Loan
333,863	3.938%, 6/13/2021	335,949
	Hargray Communications Group, Inc., Term Loan
609,955	4.750%, 6/26/2019	613,005
	Integra Telecom Holdings, Inc., Term Loan
364,318	5.250%, 8/14/2020	362,271
	Intelsat Jackson Holdings SA, Term Loan
217,409	3.750%, 6/30/2019	207,650
	Level 3 Communications, Inc., Term Loan
490,000	4.000%, 8/1/2019	492,102
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
605,000	4.500%, 1/7/2022	594,915
	LTS Buyer, LLC, Term Loan
532,125	4.088%, 4/13/2020	532,657
	MCC Georgia, LLC, Term Loan
371,450	3.750%, 6/30/2021	372,379
	NEP/NCP Holdco, Inc., Term Loan
973,377	4.250%, 1/22/2020	970,028
	Nexstar Broadcasting, Inc., Term Loan
210,000	0.000%, 9/26/2023[b,c]	210,788
	Numericable US, LLC, Term Loan
544,500	4.563%, 7/29/2022	544,729
19,850	4.750%, 2/10/2023	19,850
343,786	5.137%, 1/15/2024	346,622
	SBA Senior Finance II, LLC, Term Loan
562,063	3.340%, 3/24/2021	562,484
	TNS, Inc., Term Loan
306,406	5.000%, 2/14/2020	307,365
	Univision Communications, Inc., Term Loan
526,793	4.000%, 3/1/2020	527,614
	Virgin Media Investment Holdings, Ltd., Term Loan
360,227	3.500%, 6/30/2023	361,625
	WideOpenWest Finance, LLC, Term Loan
700,000	4.500%, 8/18/2023	698,089
	WMG Acquisition Corporation, Term Loan
347,321	3.750%, 7/1/2020	346,578
	XO Communications, LLC, Term Loan
438,750	4.250%, 3/20/2021	439,026
	Yankee Cable Acquisition, LLC, Term Loan
454,009	4.250%, 3/1/2020	454,295
	Zayo Group, LLC, Term Loan
527,279	3.750%, 5/6/2021	529,737

	Total	13,159,192

Consumer Cyclical (2.8%)
	Amaya BV, Term Loan
1,038,899	5.000%, 8/1/2021	1,037,435
	Burlington Coat Factory Warehouse Corporation, Term Loan
435,997	3.500%, 8/13/2021	438,857
	Cengage Learning Acquisitions, Term Loan
788,025	5.250%, 6/7/2023	769,475
	Ceridian HCM Holding, Inc., Term Loan
240,398	4.500%, 9/15/2020	235,590
	Charter Communications Operating, LLC, Term Loan
483,750	3.000%, 1/3/2021	484,355
	Dollar Tree, Inc., Term Loan
170,000	3.000%, 7/6/2022	171,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

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Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (16.3%)[a]	Value
Consumer Cyclical (2.8%) - continued
	Golden Nugget, Inc., Term Loan
$339,024	4.500%, 11/21/2019	$342,628
	Golden Nugget, Inc., Term Loan Delayed Draw
148,819	4.500%, 11/21/2019	150,401
	IMG Worldwide, Inc., Term Loan
621,267	5.250%, 5/6/2021	623,907
300,000	8.250%, 5/6/2022	299,376
	Michaels Stores, Inc., Term Loan
582,480	3.750%, 1/30/2023	586,744
	Mohegan Tribal Gaming Authority, Term Loan
625,000	0.000%, 9/30/2023[b,c]	622,462
	Scientific Games International, Inc., Term Loan
539,738	6.000%, 10/18/2020	542,603
1,092,340	6.000%, 10/1/2021	1,096,436
	Seminole Hard Rock Entertainment, Inc., Term Loan
595,843	3.588%, 5/14/2020	597,333
	Seminole Indian Tribe of Florida, Term Loan
368,911	3.088%, 4/29/2020	369,741

	Total	8,368,830

Consumer Non-Cyclical (2.8%)
	Air Medical Group Holdings, Inc., Term Loan
463,838	5.000%, 4/28/2022	467,316
	Albertson’s, LLC, Term Loan
194,026	4.750%, 12/21/2022	195,945
380,952	4.750%, 6/22/2023	384,922
	CHS/Community Health Systems, Inc., Term Loan
124,844	3.750%, 1/27/2021	117,939
853,131	4.000%, 1/27/2021	804,716
	Endo Luxembourg Finance I Company SARL, Term Loan
401,963	3.750%, 9/26/2022	401,311
	JBS USA, LLC, Term Loan
439,511	3.750%, 5/25/2018	438,597
109,175	4.000%, 10/30/2022	108,929
	Libbey Glass, Inc., Term Loan
264,155	3.750%, 4/9/2021	265,145
	LTF Merger Sub, Inc., Term Loan
469,062	4.250%, 6/10/2022	468,697
	Mallinckrodt International Finance SA, Term Loan
218,329	3.588%, 3/19/2021	218,329
	McGraw-Hill Global Education Holdings, LLC, Term Loan
658,350	5.000%, 5/4/2022	656,566
	MultiPlan, Inc., Term Loan
191,354	5.000%, 6/7/2023	193,327
	Ortho-Clinical Diagnostics, Inc., Term Loan
703,808	4.750%, 6/30/2021	686,797
	Owens-Brockway Glass Container, Inc., Term Loan
543,125	3.500%, 9/1/2022	543,125
	Revlon Consumer Products Corporation, Term Loan
340,000	4.250%, 9/7/2023	340,602
	Sterigenics-Nordion Holdings, LLC, Term Loan
319,275	4.250%, 5/16/2022	317,679
	Valeant Pharmaceuticals International, Inc., Term Loan
1,626,182	5.500%, 4/1/2022	1,620,084

	Total	8,230,026

Energy (0.8%)
	Energy Solutions, LLC, Term Loan
324,706	6.750%, 5/29/2020	324,706
	Exgen Renewables I, LLC, Term Loan
296,183	5.250%, 2/8/2021	298,404
	Houston Fuel Oil Terminal, LLC, Term Loan
328,325	4.250%, 8/19/2021	322,579
	McJunkin Red Man Corporation, Term Loan
343,655	5.000%, 11/8/2019	340,363
	MEG Energy Corporation, Term Loan
418,410	3.750%, 3/31/2020	394,155
	Pacific Drilling SA, Term Loan
527,287	4.500%, 6/3/2018	148,300
	Targa Resources Partners, LP, Term Loan
251,163	5.750%, 2/27/2022	251,477
	Western Refining, Inc., Term Loan
208,393	5.250%, 11/12/2020	207,872
119,700	5.500%, 6/23/2023	119,476

	Total	2,407,332

Financials (0.8%)
	DJO Finance, LLC, Term Loan
212,313	4.250%, 6/7/2020	209,924
	Harland Clarke Holdings Corporation, Term Loan
258,208	7.000%, 5/22/2018	256,917
414,375	7.000%, 12/31/2019	411,441
	MoneyGram International, Inc., Term Loan
557,586	4.250%, 3/27/2020	540,858
	TransUnion, LLC, Term Loan
536,254	3.500%, 4/9/2021	537,595
	WaveDivision Holdings, LLC, Term Loan
546,241	4.000%, 10/15/2019	547,470

	Total	2,504,205

Technology (1.8%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
813,037	3.535%, 2/1/2023	821,053
	First Data Corporation, Term Loan
555,000	0.000%, 3/24/2021[b,c]	557,220
210,000	4.274%, 7/8/2022	211,445
	Interception Merger Sub, Inc., Term Loan
320,000	0.000%, 10/26/2023[b,c]	321,651
	NXP BV, Term Loan
365,000	3.405%, 12/7/2020	366,117
	ON Semiconductor Corporation, Term Loan
1,100,000	3.777%, 3/31/2023	1,106,050
	RP Crown Parent, LLC, Term Loan
490,000	4.500%, 10/12/2023	489,652
	SS&C European Holdings SARL, Term Loan
25,995	4.000%, 7/8/2022	26,182
213,596	4.000%, 7/8/2022	215,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

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Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (16.3%)[a]	Value
Technology (1.8%) - continued
	Versum Materials, Inc., Term Loan
$140,000	3.340%, 9/29/2023	$140,641
	Western Digital Corporation, Term Loan
957,600	4.500%, 4/29/2023	967,856

	Total	5,222,999

Transportation (0.4%)
	OSG Bulk Ships, Inc., Term Loan
271,922	5.250%, 8/5/2019	269,543
	XPO Logistics, Inc., Term Loan
964,956	4.250%, 10/30/2021	969,434

	Total	1,238,977

Utilities (0.4%)
	Calpine Corporation, Term Loan
531,901	3.590%, 5/27/2022	532,502
	Intergen NV, Term Loan
323,342	5.500%, 6/12/2020	305,558
	Talen Energy Supply, LLC, Term Loan
267,855	0.000%, 10/18/2023[b,c]	267,520

	Total	1,105,580

	Total Bank Loans (cost $48,686,565)	48,384,419

Shares	Common Stock (43.9%)	Value
Consumer Discretionary (7.0%)
3,830	Amazon.com, Inc.[d]	3,025,011
8,480	Aramark	315,710
2,400	AutoZone, Inc.[d]	1,781,184
600	Bayerische Motoren Werke AG	45,556
400	Beiersdorf AG	35,264
8,700	Berkeley Group Holdings plc	250,921
1,200	Brembo SPA	74,297
9,300	Bridgestone Corporation	347,110
7,242	Bunzl plc	194,429
6,290	Burlington Stores, Inc.[d]	471,373
6,000	Calsonic Kansei Corporation	75,196
5,350	Cedar Fair, LP	304,148
34,718	Comcast Corporation	2,146,267
2,300	Compass Group plc	41,617
11,600	Denso Corporation	504,774
11,400	Eutelsat Communications	238,886
19,200	Ford Motor Company	225,408
11,300	Fuji Heavy Industries, Ltd.	441,565
7,980	General Motors Company	252,168
2,900	Hakuhodo Dy Holdings, Inc.	34,854
800	Hennes & Mauritz AB	22,498
28,300	Honda Motor Company, Ltd.	846,782
15,900	Inchcape plc	126,417
2,400	Intertek Group plc	100,133
600	Koito Manufacturing Company, Ltd.	31,501
1,100	KOMERI Company, Ltd.	26,859
18,600	Ladbrokes plc	30,368
944	Linamar Corporation	38,392
893	LVMH Moet Hennessy Louis Vuitton SE	162,581
8,110	Masonite International Corporation[d]	461,459
28,390	MDC Partners, Inc.[e]	239,895
8,240	Newell Brands, Inc.	395,685
1,000	Nifco, Inc.	57,592
35,460	NIKE, Inc.	1,779,383
1,400	Nokian Renkaat Oyj	46,958
300	Paddy Power plc	31,088
16,900	Persimmon plc	349,829
1,274	Publicis Groupe SA	87,396
1,510	Restaurant Brands International, Inc.	67,150
6,417	Restoration Hardware Holdings, Inc.[d,e]	185,900
600	RTL Group SA	47,023
2,200	Sekisui Chemical Company, Ltd.	34,647
3,800	Sekisui House, Ltd.	62,790
7,980	Starbucks Corporation	423,499
11,900	Sumitomo Forestry Company, Ltd.	165,770
7,000	Sumitomo Rubber Industries, Ltd.	117,434
500	Swatch Group AG	28,824
31,030	Time, Inc.	403,390
14,340	Toll Brothers, Inc.[d]	393,490
500	Toyota Motor Corporation	29,003
6,570	Tractor Supply Company	411,479
200	Valora Holding AG	58,158
6,000	Wacoal Holdings Corporation	69,225
20,180	Walt Disney Company	1,870,484
760	Whirlpool Corporation	113,863
1,400	Whitbread plc	61,846
10,243	Wolters Kluwer NV	396,101
7,600	WPP plc	165,020
4,000	Yokohama Rubber Company, Ltd.	69,450

	Total	20,815,100

Consumer Staples (2.4%)
11,760	AdvancePierre Foods Holdings, Inc.	328,810
10,709	Anheuser-Busch InBev NV ADR	1,236,782
6,100	Axfood AB	95,330
3,350	British American Tobacco plc	191,999
10,900	Coca-Cola HBC AG	235,222
2,900	Davide Campari - Milano SPA	29,208
14,340	Distribuidora Internacional de Alimentacion SA	76,592
2,200	Ebro Foods SA	47,439
356	George Weston, Ltd.	29,010
2,300	Henkel AG & Company KGaA	253,420
16,919	Imperial Brands plc	818,406
2,100	Jeronimo Martins SGPS SA	36,085
2,400	Kao Corporation	123,496
900	Kesko Oyj	44,721
5,600	Kewpie Corporation	159,044
2,900	Kirin Holdings Company, Ltd.	49,856
41,229	Koninklijke Ahold Delhaize NV	940,537
6	Lindt & Spruengli AG	31,157
3,300	Nestle SA	239,296
1,200	Ontex Group NV	36,298
14,590	Philip Morris International, Inc.	1,407,060
721	Premium Brands Holdings Corporation	34,892
2,600	Suedzucker AG	66,697
800	Universal Corporation	43,360
7,720	Walgreens Boots Alliance, Inc.	638,675

	Total	7,193,392

Energy (2.8%)
6,073	Arch Coal, Inc.[d,e]	445,637
14,842	Baytex Energy Corporation	57,097
201,059	BP plc	1,188,607
6,800	Continental Resources, Inc.[d]	332,588
3,229	Contura Energy, Inc.[d]	213,921
12,920	Crescent Point Energy Corporation	153,830
16,540	EOG Resources, Inc.	1,495,547
16,920	EQT Corporation	1,116,720
7,200	Galp Energia SGPS SA	97,620
9,387	OMV AG	292,966
2,620	Pioneer Natural Resources Company	469,033
8,207	Royal Dutch Shell plc	204,498

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

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Schedule of Investments as of October 31, 2016

Shares	Common Stock (43.9%)	Value
Energy (2.8%) - continued
17,100	Royal Dutch Shell plc, Class B	$441,054
7,967	Statoil ASA	130,069
8,298	Total SA	397,517
1,216	Vantage Drilling International[d]	102,144
181,940	Weatherford International plc[d]	876,951
28,390	WPX Energy, Inc.[d]	308,315

	Total	8,324,114

Financials (5.5%)
29,587	Aberdeen Asset Management plc	115,734
3,090	Affiliated Managers Group, Inc.[d]	409,919
4,800	AIA Group, Ltd.	30,197
48,200	Apollo Investment Corporation	284,862
22,200	Ares Capital Corporation	339,660
5,591	ASX, Ltd.	199,996
17,600	Australia & New Zealand Banking Group, Ltd.	371,631
30,100	Banco Santander SA	147,492
1,950	Bank of America Corporation	32,175
21,389	Bank of East Asia, Ltd.	85,982
4,825	Bank of Montreal	307,062
14,131	Bank of Nova Scotia	759,385
10,710	Bank of the Ozarks, Inc.	395,842
428	Canadian Imperial Bank of Commerce	32,069
9,000	Chiba Bank, Ltd.	55,663
5,174	CI Financial Corporation	95,202
41,350	Citigroup, Inc.	2,032,352
9,800	CNP Assurances	169,719
17,900	Concordia Financial Group, Ltd.	82,997
45,967	Direct Line Insurance Group plc	194,467
26,950	Encore Capital Group, Inc.[d,e]	534,958
5,100	Erste Group Bank AG	159,931
1,700	EXOR SPA	72,275
1,700	EXOR SPA Rights[d,f]	0
56,859	FlexiGroup, Ltd.	97,098
65,000	Fukuoka Financial Group, Inc.	281,286
6,021	Genworth MI Canada, Inc.	130,762
300	Groupe Bruxelles Lambert SA	25,790
7,300	Hang Seng Bank, Ltd.	131,651
3,600	Hannover Rueckversicherung SE	401,623
53,400	Henderson Group plc	151,088
996	Home Capital Group, Inc.	19,715
2,143	Intact Financial Corporation	145,679
2,280	Intercontinental Exchange, Inc.	616,489
22,230	J.P. Morgan Chase & Company	1,539,650
41,060	KeyCorp	579,767
4,800	Macquarie Group, Ltd.	290,157
135,000	Mizuho Financial Group, Inc.	227,307
2,500	MS and AD Insurance Group Holdings, Inc.	74,217
16,574	National Bank of Canada	591,637
4,700	Nordea Bank AB	49,393
11,300	Old Mutual plc	27,797
4,814	Power Corporation of Canada	103,257
5,840	Raymond James Financial, Inc.	351,101
17,900	Resona Holdings, Inc.	79,341
1,248	Schroders plc	42,956
11,100	Seven Bank, Ltd.	34,123
6,300	Swiss Re AG	584,714
40,340	Synchrony Financial	1,153,321
11,100	T&D Holdings, Inc.	134,231
1,200	Talanx AG	37,246
2,596	Toronto-Dominion Bank	117,791
16,148	United Overseas Bank, Ltd.	217,847
19,700	Westpac Banking Corporation	455,561
14,000	XL Group, Ltd.	485,800
11,945	Zions Bancorporation	384,748

	Total	16,472,713

Health Care (4.4%)
50,000	Abbott Laboratories	1,962,000
8,220	Acadia Healthcare Company, Inc.[d]	295,591
13,130	Akorn, Inc.[d]	314,463
5,060	Allergan plc[d]	1,057,236
350	Anthem, Inc.	42,651
4,950	AstraZeneca plc	277,177
300	Bayer AG	29,787
3,000	CSL, Ltd.	228,917
6,062	Essilor International SA	681,211
400	Gerresheimer AG	30,172
8,960	Gilead Sciences, Inc.	659,725
4,600	Grifols SA	90,769
4,900	Hikma Pharmaceuticals plc	105,097
10,560	Hologic, Inc.[d]	380,266
410	ICON plc[d]	32,915
500	Laboratory Corporation of America Holdings[d]	62,670
800	Lonza Group AG	150,961
18,340	Medtronic plc	1,504,247
31,940	Merck & Company, Inc.	1,875,517
2,500	Merck KGaA	257,326
9,700	Novartis AG	688,386
8,400	Novo Nordisk AS	299,254
600	Otsuka Holdings Company, Ltd.	26,259
21,640	Pfizer, Inc.	686,204
900	Roche Holding AG-Genusschein	206,714
2,200	Teleflex, Inc.	314,886
7,930	Vertex Pharmaceuticals, Inc.[d]	601,570
2,670	Waters Corporation[d]	371,504

	Total	13,233,475

Industrials (4.6%)
7,400	ABB, Ltd.	152,665
2,500	Adecco SA	148,450
31,200	Air New Zealand, Ltd.	43,037
1,100	Andritz AG	57,514
21,000	Asahi Glass Company, Ltd.	146,870
1,200	Atlas Copco Aktiebolag	35,154
6,100	Babcock International Group plc	73,736
1,800	Berendsen plc	21,242
1,617	Canadian National Railway Company	101,652
18,000	Cathay Pacific Airways, Ltd.	23,692
300	Central Japan Railway Company	51,014
4,000	Dai Nippon Printing Company, Ltd.	40,121
9,480	Delta Air Lines, Inc.	395,980
3,700	Deutsche Post AG	114,741
2,600	DSV AS	125,892
3,100	East Japan Railway Company	272,888
3,220	Equifax, Inc.	399,183
800	Flughafen Zuerich AG	147,059
1,600	Fraport AG Frankfurt Airport Services Worldwide	94,977
1,800	Getinge AB	29,476
2,000	Hitachi Transport System, Ltd.	41,229
700	Hochtief AG	95,583
11,650	Illinois Tool Works, Inc.	1,323,091
2,500	Inaba Denki Sangyo Company, Ltd.	90,703
18,360	Ingersoll-Rand plc	1,235,444
47,900	ITOCHU Corporation	604,915
23,900	Jacobs Engineering Group, Inc.[d]	1,232,762
2,200	Jardine Matheson Holdings, Ltd.	134,002
4,000	Kamigumi Company, Ltd.	34,154
12,200	KITZ Corporation	70,152

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

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Schedule of Investments as of October 31, 2016

Shares	Common Stock (43.9%)	Value
Industrials (4.6%) - continued
11,100	KONE Oyj	$510,732
2,722	Koninklijke Boskalis Westminster NV	87,789
500	Kuehne & Nagel International AG	67,771
500	Legrand SA	28,262
14,750	Masco Corporation	455,480
18,089	Meggitt plc	96,233
4,160	Middleby Corporation[d]	466,378
4,700	MIRAIT Holdings Corporation	41,676
15,000	Mitsubishi Electric Corporation	202,938
6,000	Mitsuboshi Belting, Ltd.	51,741
8,000	Nippon Express Company, Ltd.	39,516
8,600	Nitto Kogyo Corporation	126,157
9,260	Oshkosh Corporation	495,410
1,800	Randstad Holding NV	92,580
262	Rieter Holding AG	49,829
4,500	Sanwa Holdings Corporation	44,817
100	Schindler Holding AG	18,511
900	Schindler Holding AG, Participation Certificate	167,199
500	Secom Company, Ltd.	36,070
1,800	Securitas AB	27,781
4,400	Siemens AG	499,919
7,300	Smiths Group plc	126,496
16,590	Union Pacific Corporation	1,462,906
7,700	Vinci SA	557,633
3,820	WABCO Holdings, Inc.[d]	376,117
1,883	WSP Global, Inc.	60,998
1,400	Yuasa Trading Company, Ltd.	33,539

	Total	13,561,856

Information Technology (7.0%)
1,960	Alphabet, Inc., Class Ad	1,587,404
1,029	Alphabet, Inc., Class Cd	807,292
20,823	Apple, Inc.	2,364,243
4,500	Canon, Inc.	129,276
300	Cap Gemini SA	24,845
5,850	Check Point Software Technologies, Ltd.[d]	494,676
11,300	Facebook, Inc.[d]	1,480,187
15,990	Finisar Corporation[d]	437,806
10,100	FUJIFILM Holdings NPV	381,890
2,200	Halma plc	28,164
17,160	Juniper Networks, Inc.	451,994
1,100	Micro Focus International plc	28,804
31,770	Microsoft Corporation	1,903,658
4,400	NEC Networks & System Integration Corporation	78,196
1,500	Nice, Ltd.	99,567
2,500	NS Solutions Corporation	47,671
1,000	NTT Data Corporation	51,605
1,795	NVIDIA Corporation	127,732
500	Oracle Corporation Japan	27,211
6,400	Palo Alto Networks, Inc.[d]	984,512
50,420	Pandora Media, Inc.[d]	571,259
32,880	PayPal Holdings, Inc.[d]	1,369,781
8,270	Plantronics, Inc.	427,642
33,950	Pure Storage, Inc.[d,e]	418,943
7,910	Salesforce.com, Inc.[d]	594,516
300	SAP SE	26,430
2,241	Software AG	81,448
1,100	Tokyo Electron, Ltd.	99,226
900	Trend Micro, Inc.	31,693
10,130	Twitter, Inc.[d,e]	181,834
2,680	Ultimate Software Group, Inc.[d]	565,453
700	United Internet AG	28,780
13,960	Vantiv, Inc.[d]	814,706
23,680	Visa, Inc.	1,953,837
36,620	Xilinx, Inc.	1,862,859
11,500	Yahoo Japan Corporation	44,114
4,450	Yandex NVd	87,621

	Total	20,696,875

Materials (1.7%)
2,200	Adeka Corporation	33,256
300	Air Liquide SA	30,484
4,155	APERAM	188,965
1,350	Ashland Global Holdings, Inc.	150,836
36,629	BHP Billiton, Ltd.	639,939
37,035	BlueScope Steel, Ltd.	219,715
1,500	Croda International plc	64,147
3,450	Crown Holdings, Inc.[d]	187,163
19,400	Daicel Corporation	255,094
6,000	Denki Kagaku Kogyo KK	27,220
4,340	Domtar Corporation	156,023
1,800	Eagle Materials, Inc.	145,746
12,393	Evonik Industries AG	388,107
2,780	FMC Corporation	130,354
100	Givaudan SA	193,407
3,500	Hexpol AB	28,764
8,620	Kinross Gold Corporation[d]	33,273
5,600	Kuraray Company, Ltd.	84,899
13,700	Mitsubishi Chemical Holdings Corporation	89,953
2,500	Mitsubishi Gas Chemical Company, Inc.	38,477
2,200	Mitsubishi Materials Corporation	63,032
1,900	Newcrest Mining, Ltd.	33,268
600	Nippon Shokubai Company, Ltd.	41,406
56,329	Norsk Hydro ASA	251,832
15,653	Orora, Ltd.	34,493
2,850	Packaging Corporation of America	235,125
1,960	PPG Industries, Inc.	182,535
5,500	RPC Group plc	63,781
7,800	Steel Dynamics, Inc.	214,188
1,400	Sumitomo Seika Chemicals Company, Ltd.	52,344
6,000	Tosoh Corporation	39,183
8,697	UPM-Kymmene Oyj	202,306
16,785	Verso Corporation[d]	103,060
10,210	Yara International ASA	360,661

	Total	4,963,036

Real Estate (6.9%)
1,800	Acadia Realty Trust	60,642
1,250	Agree Realty Corporation	60,437
7,610	Alexandria Real Estate Equities, Inc.	820,434
2,400	American Campus Communities, Inc.	125,064
3,800	American Homes 4 Rent	80,218
3,600	Apartment Investment & Management Company	158,652
3,100	Apple Hospitality REIT, Inc.	55,893
2,400	AvalonBay Communities, Inc.	410,832
1,100	Bluerock Residential Growth REIT, Inc.	13,640
4,747	Boston Properties, Inc.	571,919
1,800	Brandywine Realty Trust	27,900
27,901	Brixmor Property Group, Inc.	709,243
8,830	Camden Property Trust	719,115
30,600	CapitaMall Trust	45,598
1,650	Care Capital Properties, Inc.	43,840
2,800	Castellum AB	37,940
1,025	Chesapeake Lodging Trust	22,253
600	CoreSite Realty Corporation	44,244
1,800	Corporate Office Properties Trust	48,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

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Schedule of Investments as of October 31, 2016

Shares	Common Stock (43.9%)	Value
Real Estate (6.9%) - continued
6,353	Cousins Properties, Inc.	$49,363
5,010	Crown Castle International Corporation	455,860
4,700	CubeSmart	122,529
1,900	CyrusOne, Inc.	84,759
300	Daito Trust Construction Company, Ltd.	50,274
700	DCT Industrial Trust, Inc.	32,725
5,700	DDR Corporation	87,153
45,100	DEXUS Property Group	306,370
2,057	DiamondRock Hospitality Company	18,822
2,886	Digital Realty Trust, Inc.	269,639
1,800	Douglas Emmett, Inc.	65,700
32,800	Duke Realty Corporation	857,720
1,100	DuPont Fabros Technology, Inc.	44,891
54	EastGroup Properties, Inc.	3,667
1,100	Education Realty Trust, Inc.	46,849
1,219	EPR Properties	88,646
1,819	Equinix, Inc.	649,892
1,300	Equity Commonwealth[d]	39,273
1,800	Equity Lifestyle Properties, Inc.	136,512
1,000	Equity One, Inc.	28,500
9,360	Equity Residential	577,980
1,325	Essex Property Trust, Inc.	283,669
2,700	Extra Space Storage, Inc.	197,505
1,000	Federal Realty Investment Trust	145,230
1,800	First Industrial Realty Trust, Inc.	47,538
2,500	Forest City Realty Trust, Inc.	53,975
28,000	Frasers Centrepoint Trust	41,862
2,650	Gaming and Leisure Properties, Inc.	86,999
11,114	General Growth Properties, Inc.	277,294
1,400	GEO Group, Inc.	33,544
4,700	Gramercy Property Trust	43,334
14,958	H&R Real Estate Investment Trust	254,374
3,800	Hamborner REIT AG	37,568
8,150	HCP, Inc.	279,137
2,300	Healthcare Realty Trust, Inc.	73,347
3,300	Healthcare Trust of America, Inc.	100,980
2,600	Highwoods Properties, Inc.	129,038
3,200	Hospitality Properties Trust	87,552
14,611	Host Hotels & Resorts, Inc.	226,178
2,050	Hudson Pacific Properties, Inc.	68,921
6,100	Hufvudstaden AB	94,413
54,000	Hysan Development Company, Ltd.	249,231
4,000	Iron Mountain, Inc.	134,920
1,600	Kilroy Realty Corporation	114,928
10,100	Kimco Realty Corporation	268,761
1,236	Lamar Advertising Company	78,424
2,100	LaSalle Hotel Properties	49,875
1,900	Liberty Property Trust	76,817
807	Life Storage, Inc.	65,085
10,000	Link REIT	71,139
2,850	Macerich Company	201,723
1,550	Mack-Cali Realty Corporation	39,804
5,900	Medical Properties Trust, Inc.	82,246
1,300	Mid-America Apartment Communities, Inc.	120,575
1,400	National Health Investors, Inc.	106,064
4,100	National Retail Properties, Inc.	187,042
700	National Storage Affiliates Trust	13,706
197,317	New World Development Company, Ltd.	245,314
3,150	NorthStar Realty Finance Corporation	45,738
2,700	Omega Healthcare Investors, Inc.	85,941
1,600	Outfront Media, Inc.	34,416
794	Parkway, Inc.[d]	14,308
1,100	Pebblebrook Hotel Trust	26,708
4,100	Physicians Realty Trust	81,057
845	Post Properties, Inc.	55,593
14,423	Prologis, Inc.	752,304
3,480	Public Storage, Inc.	743,746
823	QTS Realty Trust, Inc.	37,825
2,860	Realty Income Corporation	169,426
2,700	Regency Centers Corporation	194,589
1,800	Retail Opportunity Investments Corporation	36,198
3,100	Retail Properties of America, Inc.	48,267
1,733	RioCan Real Estate Investment Trust	33,696
3,388	RLJ Lodging Trust	66,811
2,907	Senior Housing Property Trust	61,832
8,010	Simon Property Group, Inc.	1,489,540
16,000	Sino Land Company, Ltd.	27,167
1,800	SL Green Realty Corporation	176,796
15,100	Spirit Realty Captial, Inc.	179,841
81,014	Stockland	272,081
3,370	Store Capital Corporation	91,967
3,900	Summit Hotel Properties, Inc.	50,661
1,300	Sun Communities, Inc.	100,009
3,755	Sunstone Hotel Investors, Inc.	47,163
1,732	Tanger Factory Outlet Centers, Inc.	60,274
1,150	Taubman Centers, Inc.	83,329
5,800	UDR, Inc.	202,826
1,500	Urban Edge Properties	38,715
600	Urstadt Biddle Properties, Inc.	12,900
6,300	Ventas, Inc.	426,825
12,989	VEREIT, Inc.	122,097
6,120	Vornado Realty Trust	567,814
2,200	Washington Prime Group, Inc.	23,078
2,100	Weingarten Realty Investors	76,041
14,223	Welltower, Inc.	974,702
5,000	Wharf Holdings, Ltd.	37,489
7,000	Wheelock and Company, Ltd.	43,079
48,900	Wing Tai Holdings, Ltd.	59,576
1,100	WP Carey, Inc.	66,814

	Total	20,460,381

Telecommunications Services (0.9%)
1,993	BCE, Inc.	90,549
25,200	BT Group plc	115,670
9,000	Elisa Oyj	303,222
6,600	Freenet AG	189,217
114,933	KCOM Group plc	165,649
1,000	KDDI Corporation	30,393
54,138	Koninklijke (Royal) KPN NV	176,531
500	Millicom International Cellular SA	21,968
11,300	Nippon Telegraph & Telephone Corporation	501,006
4,100	NTT DOCOMO, Inc.	102,968
9,000	Orange SA	141,604
130,109	PCCW, Ltd.	77,447
3,300	Proximus SA	94,455
600	SoftBank Group Corporation	37,789
11,300	Telefonica Deutschland Holding AG	43,825
7,291	Telenor ASA	115,962
11,800	Vodafone Group plc	32,407
17,360	Zayo Group Holdings, Inc.[d]	558,645

	Total	2,799,307

Utilities (0.7%)
40,400	Centrica plc	105,818
16,800	DUET Group	30,415
3,700	E.ON SE	27,117

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

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Schedule of Investments as of October 31, 2016

Shares	Common Stock (43.9%)	Value
Utilities (0.7%) - continued
55,800	Electricidade de Portugal SA	$184,434
24,530	MDU Resources Group, Inc.	642,931
7,640	NorthWestern Corporation	439,682
67,000	Osaka Gas Company, Ltd.	278,667
39,700	Redes Energeticas Nacionais SGPS SA	116,011
5,000	Toho Gas Company, Ltd.	46,367
7,700	United Utilities Group plc	88,511

	Total	1,959,953

	Total Common Stock (cost $122,248,822)	130,480,202

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Asset-Backed Securities (1.7%)
	Asset Backed Securities Corporation Home Equity Loan Trust
$253,066	0.674%, 7/25/2036[g]	233,743
	Bayview Opportunity Master Fund Trust
63,317	3.623%, 4/28/2030[h]	63,393
185,780	3.228%, 7/28/2034*,i	185,461
272,887	3.721%, 7/28/2035[h,i]	272,816
	Conseco Financial Corporation
32,860	6.330%, 11/1/2029	33,184
	Earnest Student Loan Program, LLC
314,460	2.680%, 7/25/2035[h]	312,422
	GMAC Mortgage Corporation Loan Trust
143,222	1.024%, 8/25/2035[g,j]	134,464
205,824	0.705%, 12/25/2036[g,j]	186,421
	J.P. Morgan Mortgage Acquisition Trust
184,263	4.541%, 3/25/2047[i]	138,311
	Lehman XS Trust
190,006	5.440%, 8/25/2035[i]	166,917
	Marlette Funding Trust
343,856	3.060%, 1/17/2023*	344,450
	Merrill Lynch Mortgage Investors Trust
288,361	2.820%, 6/25/2035	191,320
	Murray Hill Marketplace Trust
135,000	4.190%, 11/25/2022*	135,003
	NRZ Advance Receivables Trust Advance Receivables Backed
450,000	2.751%, 6/15/2049*	449,177
	Popular ABS Mortgage Pass-Through Trust
250,000	4.279%, 11/25/2035[i]	238,298
	Preston Ridge Partners Mortgage Trust, LLC
223,319	4.000%, 9/27/2021*,i	222,991
	Pretium Mortgage Credit Partners I, LLC
243,213	4.000%, 7/27/2031*,i	243,521
	Renaissance Home Equity Loan Trust
322,449	5.608%, 5/25/2036[i]	211,989
468,650	5.285%, 1/25/2037[i]	253,206
	Sunset Mortgage Loan Company, LLC
113,807	4.459%, 9/18/2045*,i	113,581
141,288	3.844%, 7/16/2047*,i	141,549
	United Airlines Pass Through Trust
60,000	3.700%, 12/1/2022	63,600
	US Residential Opportunity Fund Trust
292,672	3.475%, 7/27/2036*	292,918
	Vericrest Opportunity Loan Transferee
94,001	3.375%, 10/25/2058*,i	93,874
99,250	3.500%, 6/26/2045[h]	99,273
250,000	3.500%, 10/25/2046[h,i]	250,000
	Wachovia Asset Securitization, Inc.
336,302	0.674%, 7/25/2037*,g,j	282,450

	Total	5,354,332

Basic Materials (0.6%)
	Albemarle Corporation
88,000	3.000%, 12/1/2019	90,549
	Alcoa Nederland Holding BV
80,000	6.750%, 9/30/2024[h]	82,800
	ArcelorMittal SA
260,000	6.500%, 3/1/2021[e]	285,350
	Dow Chemical Company
66,000	8.550%, 5/15/2019	76,902
	First Quantum Minerals, Ltd.
310,000	7.000%, 2/15/2021[h]	294,306
	Glencore Funding, LLC
60,000	1.940%, 4/16/2018[g,h]	59,100
	LyondellBasell Industries NV
62,000	5.000%, 4/15/2019	66,269
	Newmont Mining Corporation, Convertible
190,000	1.625%, 7/15/2017	203,656
	NOVA Chemicals Corporation
281,626	5.250%, 8/1/2023[h]	286,907
	Royal Gold, Inc., Convertible
140,000	2.875%, 6/15/2019	149,975
	RPM International, Inc., Convertible
140,000	2.250%, 12/15/2020	159,688

	Total	1,755,502

Capital Goods (0.8%)
	Ball Corporation
200,000	4.375%, 12/15/2020	213,000
	Berry Plastics Corporation
155,000	6.000%, 10/15/2022	163,913
	Building Materials Corporation of America
285,000	6.000%, 10/15/2025[h]	304,223
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[h]	315,425
	CNH Industrial Capital, LLC
310,000	4.375%, 11/6/2020	316,975
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	266,500
	General Electric Company
96,000	5.000%, 12/29/2049[k]	101,702
	L-3 Communications Corporation
65,000	4.950%, 2/15/2021	71,148
	Lockheed Martin Corporation
60,000	2.500%, 11/23/2020	61,553
	Owens-Brockway Glass Container, Inc.
200,000	5.000%, 9/1/2022[h]	209,250
	Roper Industries, Inc.
60,000	2.050%, 10/1/2018	60,556

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Capital Goods (0.8%) - continued
	United Rentals North America, Inc.
$300,000	5.500%, 7/15/2025	$303,750

	Total	2,387,995

Collateralized Mortgage Obligations (3.7%)
	Alternative Loan Trust
57,204	5.500%, 5/25/2035	57,042
	Angel Oak Mortgage Trust
192,632	4.500%, 11/25/2045*,i	193,791
	Banc of America Alternative Loan Trust
470,893	6.000%, 11/25/2035	416,778
	Banc of America Mortgage Securities, Inc.
156,954	3.227%, 9/25/2035	150,324
	Bayview Opportunity Master Fund Trust
274,849	3.475%, 7/28/2031[h]	275,321
	Bear Stearns ALT-A Trust
164,125	3.070%, 10/25/2033	160,028
	COLT Mortgage Loan Trust
308,648	2.750%, 9/25/2046*	310,568
	Countrywide Alternative Loan Trust
420,745	6.500%, 8/25/2036	284,385
	Countrywide Home Loan Mortgage Pass Through Trust
319,680	3.115%, 11/25/2035	262,103
	Credit Suisse First Boston Mortgage Securities Corporation
278,928	5.250%, 10/25/2035	271,475
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
502,595	5.500%, 11/25/2035	503,319
340,000	1.294%, 4/25/2047[g]	288,762
	GMAC Mortgage Corporation Loan Trust
312,987	3.385%, 5/25/2035	288,651
	HarborView Mortgage Loan Trust
153,394	3.108%, 7/19/2035	134,653
160,216	4.432%, 12/19/2035	139,300
	IndyMac INDA Mortgage Loan Trust
227,266	3.180%, 8/25/2036	215,843
	IndyMac INDX Mortgage Loan Trust
361,253	0.744%, 4/25/2046[g]	265,632
	J.P. Morgan Alternative Loan Trust
233,639	2.879%, 3/25/2036	195,221
555,546	6.500%, 3/25/2036	456,088
	J.P. Morgan Mortgage Trust
425,372	3.229%, 8/25/2035	421,420
476,040	3.064%, 1/25/2037	425,913
	Lehman Mortgage Trust
46,811	6.000%, 1/25/2036	42,905
	Master Asset Securitization Trust
92,988	1.034%, 6/25/2036[g]	49,168
	MortgageIT Trust
487,109	0.794%, 12/25/2035[g]	443,918
664,999	0.734%, 4/25/2036[g]	491,595
	New York Mortgage Trust
211,359	3.011%, 5/25/2036	190,311
	Residential Accredit Loans, Inc. Trust
324,652	5.750%, 9/25/2035	290,706
	Residential Funding Mortgage Security I Trust
554,427	6.000%, 7/25/2037	511,999
	Structured Adjustable Rate Mortgage Loan Trust
305,889	2.938%, 1/25/2035	250,615
217,669	3.268%, 7/25/2035	185,819
351,493	3.295%, 9/25/2035	286,065
	Structured Asset Mortgage Investments, Inc.
812,031	0.844%, 12/25/2035[g]	593,701
	Vericrest Opportunity Loan Transferee
292,758	3.500%, 7/25/2046[h,i]	292,664
	WaMu Mortgage Pass Through Certificates
158,106	2.030%, 1/25/2037	134,070
269,386	1.264%, 1/25/2047[g]	210,017
	Washington Mutual Mortgage Pass Through Certificates Trust
331,734	1.274%, 2/25/2047[g]	247,136
	Wells Fargo Mortgage Backed Securities Trust
402,573	3.022%, 7/25/2036	393,771
216,057	3.066%, 10/25/2036	200,852
275,673	6.000%, 7/25/2037	276,104
197,696	6.000%, 7/25/2037	195,672

	Total	11,003,705

Communications Services (1.6%)
	Altice US Finance I Corporation
200,000	5.500%, 5/15/2026[h]	204,000
	AMC Networks, Inc.
305,000	5.000%, 4/1/2024	308,813
	America Movil SAB de CV
56,000	5.000%, 10/16/2019	60,998
	American Tower Corporation
60,000	2.800%, 6/1/2020	61,267
	AT&T, Inc.
66,000	5.875%, 10/1/2019	73,098
60,000	1.768%, 6/30/2020[g]	60,265
55,000	2.800%, 2/17/2021	55,753
	British Sky Broadcasting Group plc
94,000	2.625%, 9/16/2019[h]	95,283
	CCOH Safari, LLC
310,000	5.750%, 2/15/2026[h]	322,981
	CenturyLink, Inc.
200,000	6.450%, 6/15/2021	213,500
	Charter Communications Operating, LLC
64,000	3.579%, 7/23/2020[h]	66,359
29,000	4.464%, 7/23/2022[h]	30,890
	Clear Channel Worldwide Holdings, Inc.
265,000	6.500%, 11/15/2022	269,902
	Columbus International, Inc.
175,000	7.375%, 3/30/2021[h]	187,250
	Crown Castle International Corporation
25,000	3.400%, 2/15/2021	25,978
35,000	2.250%, 9/1/2021	34,707
	CSC Holdings, LLC
20,000	5.500%, 4/15/2027[h]	20,288
	Digicel, Ltd.
287,750	6.000%, 4/15/2021*	257,450
	DISH Network Corporation, Convertible
315,000	3.375%, 8/15/2026[h]	360,872

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Communications Services (1.6%) - continued
	Frontier Communications Corporation
$275,000	8.875%, 9/15/2020	$292,188
	Hughes Satellite Systems Corporation
190,000	6.500%, 6/15/2019	207,337
	Liberty Interactive, LLC, Convertible
175,000	1.750%, 9/30/2046[h]	175,875
	Neptune Finco Corporation
95,000	10.875%, 10/15/2025[h]	109,250
	SFR Group SA
290,000	6.000%, 5/15/2022[h]	297,343
	Sprint Corporation
295,000	7.625%, 2/15/2025	285,413
	Telefonica Emisiones SAU
66,000	3.192%, 4/27/2018	67,411
	T-Mobile USA, Inc.
210,000	6.633%, 4/28/2021	220,238
	Univision Communications, Inc.
130,000	5.125%, 5/15/2023[h]	131,950
	Verizon Communications, Inc.
187,000	2.625%, 2/21/2020	190,698
88,000	4.500%, 9/15/2020	95,660
	Viacom, Inc.
78,000	2.250%, 2/4/2022	76,768

	Total	4,859,785

Consumer Cyclical (1.6%)
	Allison Transmission, Inc.
280,000	5.000%, 10/1/2024[h]	285,600
	AmeriGas Finance, LLC
100,000	5.625%, 5/20/2024	104,750
	BMW US Capital, LLC
75,000	1.500%, 4/11/2019[h]	75,037
	Brookfield Residential Properties, Inc.
125,000	6.125%, 7/1/2022[h]	126,875
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	204,255
	Corrections Corporation of America
195,000	5.000%, 10/15/2022[e]	175,987
	Daimler Finance North America, LLC
48,000	1.875%, 1/11/2018[h]	48,238
	eBay, Inc.
50,000	2.500%, 3/9/2018	50,620
	ERAC USA Finance, LLC
88,000	2.350%, 10/15/2019[h]	89,138
	Ford Motor Credit Company, LLC
100,000	5.000%, 5/15/2018	104,679
85,000	2.597%, 11/4/2019	86,058
	General Motors Financial Company, Inc.
35,000	3.150%, 1/15/2020	35,604
138,000	4.375%, 9/25/2021	146,534
	Home Depot, Inc.
60,000	1.220%, 9/15/2017[g]	60,176
60,000	2.625%, 6/1/2022	61,932
	Hyundai Capital America
72,000	1.450%, 2/6/2017[h]	72,072
	Jaguar Land Rover Automotive plc
75,000	4.125%, 12/15/2018[h]	76,687
211,000	5.625%, 2/1/2023[h]	218,284
	KB Home
160,000	4.750%, 5/15/2019	163,600
	L Brands, Inc.
211,000	6.625%, 4/1/2021	242,650
	Lennar Corporation
225,000	4.500%, 11/15/2019	237,094
	Live Nation Entertainment, Inc.
70,000	5.375%, 6/15/2022[h]	72,450
	Macy’s Retail Holdings, Inc.
60,000	7.450%, 7/15/2017	62,583
	MGM Resorts International
310,000	6.000%, 3/15/2023	335,575
	Newell Rubbermaid, Inc.
50,000	3.150%, 4/1/2021	52,064
	PulteGroup, Inc.
200,000	4.250%, 3/1/2021	210,000
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	61,645
	Royal Caribbean Cruises, Ltd.
287,750	5.250%, 11/15/2022	314,727
	Toll Brothers Finance Corporation
136,000	4.000%, 12/31/2018	140,420
	Visa, Inc.
60,000	2.200%, 12/14/2020	61,176
	Walgreens Boots Alliance, Inc.
50,000	1.750%, 5/30/2018	50,240
50,000	2.600%, 6/1/2021	50,613
	West Corporation
305,000	5.375%, 7/15/2022[h]	293,562
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[h]	317,200

	Total	4,688,125

Consumer Non-Cyclical (1.4%)
	Actavis Funding SCS
40,000	2.100%, 3/12/2020[g]	40,655
	Anheuser-Busch InBev Finance, Inc.
80,000	2.017%, 2/1/2021[g]	82,030
55,000	2.650%, 2/1/2021	56,249
	B&G Foods, Inc.
120,000	4.625%, 6/1/2021	123,300
	BAT International Finance plc
60,000	1.360%, 6/15/2018[g,h]	60,077
	Baxter International, Inc.
40,000	1.700%, 8/15/2021	39,770
	Becton, Dickinson and Company
68,000	1.450%, 5/15/2017	68,147
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	44,768
	Bunge Limited Finance Corporation
60,000	3.500%, 11/24/2020	62,613
	Cardinal Health, Inc.
60,000	1.950%, 6/15/2018	60,474
	Celgene Corporation
60,000	3.550%, 8/15/2022	63,165
	Cott Beverages, Inc.
290,000	5.375%, 7/1/2022	294,350
	CVS Health Corporation
66,000	2.250%, 12/5/2018	66,910
	EMD Finance, LLC
35,000	1.207%, 3/17/2017[g,h]	35,012
	Envision Healthcare Corporation
300,000	5.125%, 7/1/2022[h]	300,000
	Express Scripts Holding Company
50,000	3.900%, 2/15/2022	53,462
	Forest Laboratories, Inc.
91,000	4.375%, 2/1/2019[h]	95,587
	Gilead Sciences, Inc.
20,000	2.550%, 9/1/2020	20,497
60,000	3.250%, 9/1/2022	63,131

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Consumer Non-Cyclical (1.4%) - continued
	Grifols Worldwide Operations, Ltd.
$200,000	5.250%, 4/1/2022	$208,500
	HCA, Inc.
187,750	4.750%, 5/1/2023	195,495
	Iconix Brand Group, Inc., Convertible
220,000	1.500%, 3/15/2018	187,550
	Intercept Pharmaceuticals, Inc., Convertible
115,000	3.250%, 7/1/2023	112,628
	JBS USA, LLC
300,000	5.750%, 6/15/2025[h]	294,000
	Laboratory Corporation of America Holdings
35,000	2.625%, 2/1/2020	35,580
	Mead Johnson Nutrition Company
60,000	3.000%, 11/15/2020	62,025
	Merck & Company, Inc.
35,000	1.182%, 2/10/2020[g]	35,179
	Mondelez International, Inc.
48,000	2.250%, 2/1/2019	48,723
	Perrigo Finance plc
35,000	3.500%, 12/15/2021	36,136
	Pinnacle Foods, Inc.
200,000	5.875%, 1/15/2024	214,500
	Revlon Consumer Products Corporation
187,750	5.750%, 2/15/2021	189,628
	Reynolds American, Inc.
33,000	3.250%, 6/12/2020	34,459
	SABMiller plc
66,000	6.500%, 7/15/2018[h]	71,548
	Safeway, Inc.
15,000	3.400%, 12/1/2016	15,000
	Tenet Healthcare Corporation
260,000	8.125%, 4/1/2022	254,150
	Teva Pharmaceutical Finance Netherlands III BV
55,000	1.700%, 7/19/2019	54,573
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	207,500
	Valeant Pharmaceuticals International
187,750	7.250%, 7/15/2022[h]	163,343
	WM Wrigley Jr. Company
44,000	2.000%, 10/20/2017[h]	44,303

	Total	4,095,017

Energy (1.2%)
	Anadarko Petroleum Corporation
55,000	8.700%, 3/15/2019	63,040
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	201,500
	Boardwalk Pipelines, LP
72,000	5.875%, 11/15/2016	72,108
	BP Capital Markets plc
35,000	1.676%, 5/3/2019	35,055
	Buckeye Partners, LP
80,000	2.650%, 11/15/2018	80,887
	Chesapeake Energy Corporation, Convertible
180,000	5.500%, 9/15/2026[h]	168,975
	Chevron Corporation
60,000	1.328%, 11/16/2018[g]	60,261
	Concho Resources, Inc.
252,750	6.500%, 1/15/2022	261,596
	Contura Energy, Inc.
111,000	10.000%, 8/1/2021*	117,105
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	202,500
	Ecopetrol SA
35,000	5.875%, 9/18/2023	37,537
	Enbridge, Inc.
45,000	1.289%, 6/2/2017[e,g]	44,947
	EQT Corporation
68,000	8.125%, 6/1/2019	77,558
	Exxon Mobil Corporation
70,000	1.708%, 3/1/2019	70,530
	Marathon Petroleum Corporation
60,000	3.400%, 12/15/2020	62,347
	MEG Energy Corporation
211,000	6.375%, 1/30/2023[h]	174,075
	MPLX, LP
305,000	4.875%, 12/1/2024	318,985
	Northern Tier Energy, LLC
195,000	7.125%, 11/15/2020	199,388
	Occidental Petroleum Corporation
60,000	2.600%, 4/15/2022	61,227
	Petrobras Global Finance BV
30,000	8.375%, 5/23/2021	33,189
	Petroleos Mexicanos
29,000	5.500%, 2/4/2019[h]	30,697
	Pioneer Natural Resources Company
20,000	3.450%, 1/15/2021	20,836
	Regency Energy Partners, LP
260,000	5.000%, 10/1/2022	278,991
	Sabine Pass Liquefaction, LLC
310,000	5.625%, 3/1/2025	328,027
	Schlumberger Holdings Corporation
60,000	3.000%, 12/21/2020[h]	62,257
	Shell International Finance BV
60,000	1.266%, 5/11/2020[g]	60,066
	Sunoco Logistics Partners Operations, LP
60,000	4.400%, 4/1/2021	64,725
	TransCanada Trust
225,000	5.875%, 8/15/2076	240,750
	Transcontinental Gas Pipe Line Company, LLC
55,000	7.850%, 2/1/2026[h]	69,751
	Whiting Petroleum Corporation, Convertible
180,000	1.250%, 4/1/2020	150,975

	Total	3,649,885

Financials (4.1%)
	Abbey National Treasury Services plc
92,000	1.264%, 9/29/2017[g]	91,863
	ACE INA Holdings, Inc.
60,000	2.875%, 11/3/2022	62,511
	Aetna, Inc.
60,000	1.900%, 6/7/2019	60,481
	Air Lease Corporation
92,000	2.125%, 1/15/2018	92,321
29,000	2.625%, 9/4/2018	29,355
	Ally Financial, Inc.
245,000	4.750%, 9/10/2018	251,764
	American Express Credit Corporation
60,000	1.906%, 9/14/2020[g]	60,898
	AMG Capital Trust II, Convertible
3,125	5.150%, 10/15/2037	160,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Financials (4.1%) - continued
	Australia and New Zealand Banking Group, Ltd.
$200,000	6.750%, 12/29/2049[e,h,k]	$219,515
	BAC Capital Trust XIV
300,000	4.000%, 9/29/2049[g,k]	246,000
	Bank of America Corporation
100,000	5.700%, 5/2/2017	102,165
88,000	1.700%, 8/25/2017	88,202
176,000	1.936%, 3/22/2018[g]	177,489
155,000	5.650%, 5/1/2018	163,950
65,000	8.000%, 7/29/2049[k]	66,219
185,000	6.300%, 12/29/2049[k]	201,863
	Bank of Montreal
50,000	1.500%, 7/18/2019	49,807
	BB&T Corporation
101,000	2.050%, 6/19/2018	102,005
	Bear Stearns Companies, LLC
103,000	6.400%, 10/2/2017	107,657
	Blackstone Mortgage Trust, Inc., Convertible
255,000	5.250%, 12/1/2018	284,325
	BNP Paribas SA
72,000	2.375%, 9/14/2017	72,633
270,000	7.625%, 12/29/2049[h,k]	282,150
	Caisse Centrale Desjardins du Quebec
41,000	1.552%, 1/29/2018[g,h]	40,955
	Central Fidelity Capital Trust I
285,000	1.880%, 4/15/2027[g]	252,225
	Citigroup, Inc.
132,000	1.850%, 11/24/2017	132,449
35,000	2.255%, 9/1/2023[g]	35,124
	CNA Financial Corporation
65,000	5.750%, 8/15/2021	74,394
	Credit Agricole SA
44,000	1.815%, 6/10/2020[g,h]	44,162
	Credit Suisse Group AG
227,000	7.500%, 12/29/2049[h,k]	234,945
	CyrusOne, LP
187,750	6.375%, 11/15/2022	199,015
	Discover Bank
24,000	8.700%, 11/18/2019	27,835
	Discover Financial Services
41,000	6.450%, 6/12/2017	42,222
	Fifth Third Bancorp
128,000	5.450%, 1/15/2017	129,160
	Goldman Sachs Group, Inc.
44,000	2.625%, 1/31/2019	44,834
66,000	7.500%, 2/15/2019	74,203
40,000	2.042%, 4/23/2020[g]	40,235
55,000	2.241%, 11/15/2021[g]	54,940
60,000	2.429%, 11/29/2023[g]	60,891
285,000	5.300%, 12/29/2049[k]	290,344
	Goldman Sachs Group, Inc., Convertible
1,400,000	0.500%, 9/24/2022	1,523,676
	Hartford Financial Services Group, Inc.
100,000	6.000%, 1/15/2019	108,604
	HCP, Inc.
68,000	3.750%, 2/1/2019	70,317
	Health Care REIT, Inc.
68,000	4.700%, 9/15/2017	69,896
	Hospitality Properties Trust
55,000	4.250%, 2/15/2021	58,187
	Huntington Bancshares, Inc.
70,000	3.150%, 3/14/2021	72,229
	Hutchison Whampoa Finance CI, Ltd.
91,000	1.625%, 10/31/2017[h]	91,056
	Icahn Enterprises, LP
110,000	6.000%, 8/1/2020	108,075
	ILFC E-Capital Trust II
330,000	4.250%, 12/21/2065[g,h]	268,950
	ING Capital Funding Trust III
56,000	4.438%, 12/29/2049[g,k]	55,650
	International Lease Finance Corporation
250,000	5.875%, 8/15/2022	275,320
	Intesa Sanpaolo SPA
24,000	3.875%, 1/16/2018	24,484
102,000	3.875%, 1/15/2019	104,943
	J.P. Morgan Chase & Company
44,000	6.300%, 4/23/2019	48,773
25,000	2.250%, 1/23/2020	25,174
78,000	2.112%, 10/24/2023[g]	77,693
49,000	7.900%, 4/29/2049[k]	50,507
	KeyCorp
58,000	2.300%, 12/13/2018	58,752
90,000	5.000%, 12/29/2049[k]	88,358
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[h]	30,121
	Lincoln National Corporation
50,000	6.250%, 2/15/2020	56,216
	Lloyds Bank plc
36,000	1.374%, 3/16/2018[g]	35,931
	Macquarie Bank, Ltd.
55,000	2.060%, 1/15/2019[g,h]	55,552
	MetLife, Inc.
92,000	1.903%, 12/15/2017	92,584
	MGIC Investment Corporation, Convertible
70,000	9.000%, 4/1/2063[h]	86,888
	Mizuho Corporate Bank, Ltd.
50,000	1.550%, 10/17/2017[h]	50,003
	Morgan Stanley
88,000	6.625%, 4/1/2018	93,957
40,000	2.026%, 1/27/2020[g]	40,398
57,000	4.875%, 11/1/2022	62,607
60,000	2.282%, 10/24/2023[g]	59,928
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	206,000
	Murray Street Investment Trust I
144,000	4.647%, 3/9/2017	145,732
	National City Corporation
48,000	6.875%, 5/15/2019	53,700
	New York Life Global Funding
60,000	1.550%, 11/2/2018[h]	60,137
	Nomura Holdings, Inc.
48,000	2.750%, 3/19/2019	48,921
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[h]	291,313
	Realty Income Corporation
75,000	2.000%, 1/31/2018	75,426
	Regions Bank
36,000	7.500%, 5/15/2018	39,011
	Regions Financial Corporation
50,000	3.200%, 2/8/2021	51,838
	Reinsurance Group of America, Inc.
88,000	5.625%, 3/15/2017	89,341

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Financials (4.1%) - continued
	Royal Bank of Scotland Group plc
$330,000	7.640%, 3/29/2049[k]	$320,100
265,000	7.648%, 8/29/2049[k]	313,363
	Simon Property Group, LP
60,000	2.500%, 9/1/2020	61,501
80,000	2.500%, 7/15/2021	81,756
	SLM Corporation
30,000	4.625%, 9/25/2017	30,431
	Standard Chartered plc
360,000	6.409%, 1/29/2049[e,h,k]	349,650
	State Street Capital Trust IV
300,000	1.850%, 6/15/2037[g]	258,000
	State Street Corporation
60,000	1.701%, 8/18/2020[g]	60,553
	Sumitomo Mitsui Banking Corporation
132,000	1.300%, 1/10/2017	132,075
50,000	1.460%, 1/16/2018[g]	50,044
	SunTrust Banks, Inc.
50,000	2.900%, 3/3/2021	51,613
	Synchrony Financial
132,000	1.875%, 8/15/2017	132,322
25,000	1.989%, 2/3/2020[g]	24,471
	Toronto-Dominion Bank
55,000	1.722%, 1/22/2019[g]	55,425
60,000	1.786%, 12/14/2020[g]	60,625
	UnitedHealth Group, Inc.
60,000	3.350%, 7/15/2022	63,832
	USB Realty Corporation
295,000	2.027%, 12/29/2049[g,h,k]	264,763
	Voya Financial, Inc.
72,000	2.900%, 2/15/2018	73,186
	Wells Fargo & Company
41,000	1.567%, 1/30/2020[g]	40,923
45,000	2.100%, 7/26/2021	44,768
50,000	2.117%, 10/31/2023[g]	49,870
	Westpac Banking Corporation
65,000	1.661%, 8/19/2021[g]	65,210

	Total	12,242,773

Foreign Government (7.6%)
	Argentina Government International Bond
310,000	6.250%, 4/22/2019[h]	328,600
150,000	6.875%, 4/22/2021[h]	162,300
	Brazil Government International Bond
447,000	4.875%, 1/22/2021	472,926
620,000	2.625%, 1/5/2023	572,880
240,000	6.000%, 4/7/2026	264,600
280,000	7.125%, 1/20/2037	319,200
336,000	5.000%, 1/27/2045	296,520
235,000	5.625%, 2/21/2047	225,013
	Colombia Government International Bond
280,000	4.375%, 7/12/2021	298,200
340,000	2.625%, 3/15/2023[e]	328,950
330,000	4.000%, 2/26/2024	343,200
180,000	5.625%, 2/26/2044	196,650
336,000	5.000%, 6/15/2045	341,040
	Croatia Government International Bond
56,000	6.750%, 11/5/2019[h]	61,508
336,000	6.625%, 7/14/2020[h]	372,691
180,000	6.000%, 1/26/2024[e,h]	203,130
	Export-Import Bank of Korea
40,000	2.250%, 1/21/2020	40,333
	Hungary Government International Bond
112,000	6.375%, 3/29/2021	129,209
524,000	5.750%, 11/22/2023	611,377
538,000	5.375%, 3/25/2024	618,110
	Indonesia Government International Bond
370,000	4.875%, 5/5/2021[h]	402,390
305,000	3.375%, 4/15/2023[h]	307,707
384,000	5.875%, 1/15/2024[h]	445,472
232,000	4.125%, 1/15/2025[h]	243,343
264,000	4.750%, 1/8/2026[h]	287,788
290,000	8.500%, 10/12/2035[h]	428,993
560,000	5.125%, 1/15/2045[h]	609,437
	Mexico Government International Bond
200,000	4.350%, 1/15/2047	189,200
56,000	5.750%, 10/12/2110	57,260
168,000	3.625%, 3/15/2022	175,560
400,000	4.000%, 10/2/2023	420,400
434,000	3.600%, 1/30/2025	442,680
372,000	4.125%, 1/21/2026	393,204
112,000	6.750%, 9/27/2034	144,480
158,000	6.050%, 1/11/2040	187,822
316,000	4.750%, 3/8/2044	315,210
256,000	5.550%, 1/21/2045	286,720
448,000	4.600%, 1/23/2046	437,920
	Panama Government International Bond
168,000	4.000%, 9/22/2024	180,810
265,000	3.750%, 3/16/2025	280,900
240,000	6.700%, 1/26/2036	318,900
	Peru Government International Bond
122,000	5.625%, 11/18/2050	154,940
336,000	4.125%, 8/25/2027[e]	374,220
290,000	8.750%, 11/21/2033	457,475
	Philippines Government International Bond
464,000	4.000%, 1/15/2021	504,746
245,000	7.750%, 1/14/2031	370,026
140,000	6.375%, 10/23/2034	195,015
124,000	5.000%, 1/13/2037	151,367
248,000	3.950%, 1/20/2040	267,077
	Romania Government International Bond
252,000	4.375%, 8/22/2023[h]	273,722
120,000	4.875%, 1/22/2024[h]	134,453
58,000	6.125%, 1/22/2044[h]	75,307
	Russia Government International Bond
256,000	3.500%, 1/16/2019[h]	260,892
1,000,000	5.000%, 4/29/2020[h]	1,066,880
655,000	4.875%, 9/16/2023[h]	704,099
342,400	7.500%, 3/31/2030[h]	414,050
384,000	5.625%, 4/4/2042[h]	423,782
	South Africa Government International Bond
25,000	5.500%, 3/9/2020	27,142
275,000	5.875%, 5/30/2022	310,304
259,000	4.300%, 10/12/2028	251,152
	Turkey Government International Bond
112,000	7.500%, 11/7/2019	124,320

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Foreign Government (7.6%) - continued
$280,000	7.000%, 6/5/2020	$307,755
525,000	5.125%, 3/25/2022	542,253
256,000	6.250%, 9/26/2022	278,474
364,000	5.750%, 3/22/2024	386,907
525,000	4.250%, 4/14/2026	502,724
255,000	4.875%, 10/9/2026	254,235
340,000	6.875%, 3/17/2036	386,546
232,000	4.875%, 4/16/2043	206,113
387,000	6.625%, 2/17/2045	433,792

	Total	22,582,401

Mortgage-Backed Securities (5.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,250,000	3.000%, 11/1/2031[c]	1,308,106
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 11/1/2046[c]	1,069,648
	Federal National Mortgage Association Conventional
1,800,000	3.000%, 11/1/2046[c]	1,853,156
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,550,000	2.500%, 11/1/2031[c]	1,594,926
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,500,000	3.500%, 11/1/2046[c]	5,774,141
3,150,000	4.000%, 11/1/2046[c]	3,372,961
850,000	4.500%, 11/1/2046[c]	929,023

	Total	15,901,961

Technology (1.1%)
	Alliance Data Systems Corporation
165,000	5.375%, 8/1/2022[h]	158,812
	Apple, Inc.
60,000	1.117%, 5/6/2020[g]	59,896
	Automatic Data Processing, Inc.
60,000	2.250%, 9/15/2020	61,527
	Cisco Systems, Inc.
55,000	1.411%, 2/21/2018[g]	55,329
60,000	1.342%, 3/1/2019[g]	60,335
	Diamond 1 Finance Corporation
50,000	3.480%, 6/1/2019[h]	51,300
	Equinix, Inc.
200,000	5.750%, 1/1/2025	211,500
	Fidelity National Information Services, Inc.
91,000	1.450%, 6/5/2017	91,105
60,000	3.625%, 10/15/2020	63,287
65,000	2.250%, 8/15/2021	64,989
	First Data Corporation
200,000	5.375%, 8/15/2023[h]	207,000
	Hewlett Packard Enterprise Company
60,000	3.850%, 10/15/2020[h]	63,568
	IMS Health, Inc.
193,000	6.000%, 11/1/2020[h]	195,895
	Intel Corporation
60,000	3.100%, 7/29/2022	63,345
	Intel Corporation, Convertible
200,000	2.950%, 12/15/2035	260,125
	Iron Mountain, Inc.
127,750	6.000%, 8/15/2023	135,734
	Micron Technology, Inc., Convertible
110,000	2.375%, 5/1/2032	202,056
180,000	3.000%, 11/15/2043	158,738
	NXP BV
215,000	3.875%, 9/1/2022[h]	227,363
	NXP Semiconductors NV, Convertible
203,000	1.000%, 12/1/2019	232,943
	Oracle Corporation
60,000	2.500%, 5/15/2022	60,673
	Sensata Technologies BV
290,000	4.875%, 10/15/2023[h]	300,512
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	60,431
	Tyco Electronics Group SA
101,000	6.550%, 10/1/2017	105,819

	Total	3,152,282

Transportation (0.4%)
	Air Canada Pass Through Trust
18,633	3.875%, 3/15/2023[h]	18,167
	American Airlines Pass Through Trust
38,357	4.950%, 1/15/2023	41,858
	Avis Budget Car Rental, LLC
290,000	5.125%, 6/1/2022[e,h]	284,200
	Continental Airlines, Inc.
121,149	6.250%, 4/11/2020	128,417
	Delta Air Lines, Inc.
53,316	4.950%, 5/23/2019	56,116
	ERAC USA Finance, LLC
50,000	2.600%, 12/1/2021[h]	50,569
	J.B. Hunt Transport Services, Inc.
60,000	3.300%, 8/15/2022	62,155
	Korea Expressway Corporation
78,000	1.625%, 4/28/2017[h]	77,988
	Trinity Industries, Inc., Convertible
50,000	3.875%, 6/1/2036	55,656
	US Airways Pass Through Trust
87,154	3.950%, 11/15/2025	91,947
	XPO Logistics, Inc.
200,000	6.500%, 6/15/2022[h]	208,000

	Total	1,075,073

U.S. Government and Agencies (0.6%)
	U.S. Treasury Notes
310,000	1.125%, 8/31/2021	307,263
360,000	2.125%, 6/30/2022	372,797
1,250,000	1.625%, 2/15/2026	1,229,298

	Total	1,909,358

Utilities (0.7%)
	AES Corporation
187,750	7.375%, 7/1/2021	211,688
	Ameren Corporation
60,000	2.700%, 11/15/2020	61,754
	Arizona Public Service Company
35,000	2.200%, 1/15/2020	35,629
	Berkshire Hathaway Energy Company
88,000	2.400%, 2/1/2020	89,609
	Calpine Corporation
180,000	5.375%, 1/15/2023	178,200
	DTE Energy Company
88,000	2.400%, 12/1/2019	89,525
	Dynegy, Inc.
160,000	7.375%, 11/1/2022	154,300
	El Paso Corporation
46,000	7.000%, 6/15/2017	47,517

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Utilities (0.7%) - continued
	Emera U.S. Finance, LP
$25,000	2.150%, 6/15/2019[h]	$25,220
	Energy Transfer Equity, LP
300,000	5.500%, 6/1/2027	292,500
	Eversource Energy
30,000	1.600%, 1/15/2018	30,050
	Exelon Generation Company, LLC
44,000	5.200%, 10/1/2019	48,123
25,000	2.950%, 1/15/2020	25,652
	Fortis, Inc.
30,000	2.100%, 10/4/2021[h]	29,754
	NextEra Energy Capital Holdings, Inc.
50,000	2.300%, 4/1/2019	50,697
	NiSource Finance Corporation
36,000	6.400%, 3/15/2018	38,273
	NRG Energy, Inc.
187,750	6.625%, 3/15/2023	187,281
	Pacific Gas & Electric Company
57,000	5.625%, 11/30/2017	59,612
	PG&E Corporation
49,000	2.400%, 3/1/2019	49,795
	PSEG Power, LLC
50,000	3.000%, 6/15/2021	51,153
	Sempra Energy
92,000	6.150%, 6/15/2018	98,350
25,000	2.400%, 3/15/2020	25,389
	Southern California Edison Company
20,000	2.400%, 2/1/2022	20,324
	Southern Company
45,000	1.850%, 7/1/2019	45,260
	Xcel Energy, Inc.
60,000	1.200%, 6/1/2017	59,979

	Total	2,005,634

	Total Long-Term Fixed Income (cost $95,527,301)	96,663,828

Shares	Registered Investment Companies (2.6%)	Value
Equity Funds/ETFs (1.5%)
12,700	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	155,194
14,100	BlackRock Resources & Commodities Strategy Trust	112,377
6,250	Guggenheim Multi-Asset Income ETF	120,625
7,610	iShares MSCI EAFE Index Fund	440,010
44,220	Materials Select Sector SPDR Fund	2,067,285
29,320	Utilities Select Sector SPDR Fund	1,449,288

	Total	4,344,779

Fixed Income Funds/ETFs (1.1%)
70,773	Aberdeen Asia-Pacific Income Fund, Inc.	348,203
20,150	Doubleline Income Solutions Fund	377,813
11,232	First Trust High Income Long/Short Fund	174,321
66,849	MFS Intermediate Income Trust	297,478
24,364	Pimco Dynamic Credit And Mortgage Income Fund	495,076
54,598	Templeton Global Income Fund	346,151
8,025	Vanguard Short-Term Corporate Bond ETF	644,568
24,853	Western Asset Emerging Markets Debt Fund, Inc.	380,499
38,627	Western Asset High Income Opportunity Fund, Inc.	191,590

	Total	3,255,699

	Total Registered Investment Companies (cost $7,280,291)	7,600,478

Shares	Preferred Stock (1.4%)	Value
Consumer Staples (0.1%)
1,325	Bunge, Ltd., Convertible, 4.875%[k]	128,710
10,600	CHS, Inc., 7.100%[k]	313,760

	Total	442,470

Energy (<0.1%)
2,399	Alpha Natural Resources, Inc., 0.000%[d]	14,994
2,399	ANR Holdings, Inc., 0.000%[d]	4,078

	Total	19,072

Financials (1.0%)
2,826	Agribank FCB, 6.875%[k]	303,972
12,465	Citigroup, Inc., 6.875%[k]	357,621
2,200	Cobank ACB, 6.250%[k]	234,506
7,200	Countrywide Capital V, 7.000%	185,472
11,000	GMAC Capital Trust I, 6.602%[g]	280,830
12,400	Goldman Sachs Group, Inc., 5.500%[k]	323,268
430	M&T Bank Corporation, 6.375%[k]	452,575
10,600	Morgan Stanley, 7.125%[k]	309,308
7,155	U.S. Bancorp, 6.500%[k]	209,999
265	Wells Fargo & Company, Convertible, 7.500%[k]	345,825

	Total	3,003,376

Health Care (0.1%)
255	Allergan plc, Convertible, 5.500%	195,553
110	Teva Pharmaceutical Industries, Ltd., Convertible, 7.000%	83,380

	Total	278,933

Real Estate (0.2%)
5,300	American Tower Corporation, Convertible, 5.500%	581,676

	Total	581,676

	Total Preferred Stock (cost $4,058,137)	4,325,527

Shares	Collateral Held for Securities Loaned (1.4%)	Value
4,071,925	Thrivent Cash Management Trust	4,071,925

	Total Collateral Held for Securities Loaned (cost $4,071,925)	4,071,925

Shares or Principal Amount	Short-Term Investments (9.7%)[l]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.325%, 11/14/2016	99,993
300,000	0.344%, 1/6/2017[m]	299,824
200,000	0.350%, 1/20/2017[m]	199,858
100,000	0.355%, 1/25/2017[m]	99,924
100,000	0.365%, 1/27/2017[m]	99,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Shares or Principal Amount	Short-Term Investments (9.7%)[l]	Value
	Thrivent Core Short-Term Reserve Fund
2,801,564	0.790%	$28,015,637

	Total Short-Term Investments (cost $28,815,108)	28,815,158

	Total Investments (cost $310,688,149) 107.7%	$320,341,537

	Other Assets and Liabilities, Net (7.7%)	(22,923,452)

	Total Net Assets 100.0%	$297,418,085

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $19,840,061 or 6.7% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Fund as of October 31, 2016 was $3,383,889 or 1.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$192,226
Bayview Opportunity Master Fund Trust, 7/28/2034	12/12/2014	185,315
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	310,432
Contura Energy, Inc., 8/1/2021	2/12/2014	193,841
Digicel, Ltd., 4/15/2021	8/19/2013	287,103
Marlette Funding Trust, 1/17/2023	7/20/2016	343,753
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	134,997
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	449,999
Preston Ridge Partners Mortgage Trust, LLC, 9/27/2021	9/23/2016	223,319
Pretium Mortgage Credit Partners I, LLC, 7/27/2031	6/17/2016	243,213
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	113,807
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	141,289
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	292,672
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	92,709
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	331,153

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Fund as of October 31, 2016:

Securities Lending Transactions
Common Stock	$1,717,578
Taxable Debt Security	2,229,666

Total lending	$3,947,244
Gross amount payable upon return of collateral for securities loaned	$4,071,925

Net amounts due to counterparty	$124,681

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (29.8%)[a]	Value
Basic Materials (2.0%)
	Arch Coal, Inc., Term Loan
$379,674	10.000%, 10/5/2021	$387,582
	Chemours Company, Term Loan
1,291,616	3.750%, 5/12/2022	1,274,825
	Fortescue Metals Group, Ltd., Term Loan
2,587,969	3.750%, 6/30/2019	2,585,536
	Ineos US Finance, LLC, Term Loan
2,873,595	3.750%, 12/15/2020	2,880,176
	Tronox Pigments BV, Term Loan
1,598,003	4.500%, 3/19/2020	1,589,646

	Total	8,717,765

Capital Goods (1.6%)
	Accudyne Industries, LLC, Term Loan
1,277,688	4.000%, 12/13/2019	1,172,815
	ADS Waste Holdings, Inc., Term Loan
665,957	3.750%, 10/9/2019	666,143
	Advanced Disposal Services, Inc., Term Loan
435,000	0.000%, 10/28/2023[b,c]	435,544
	Berry Plastics Group, Inc., Term Loan
250,900	3.500%, 2/8/2020	251,176
	Cortes NP Acquisition Corporation, Term Loan
2,825,000	0.000%, 10/3/2023[b,c]	2,807,344
	Rexnord, LLC, Term Loan
812,149	4.000%, 8/21/2020	813,976
	Reynolds Group, Inc., Term Loan
825,000	4.250%, 2/5/2023	826,840

	Total	6,973,838

Communications Services (9.3%)
	Altice US Finance I Corporation, Term Loan
275,000	0.000%, 1/15/2025[b,c]	275,756
	Atlantic Broadband Penn, LLC, Term Loan
523,236	3.250%, 11/30/2019	524,052
	Beasley Broadcast Group, Inc., Term Loan
965,000	0.000%, 10/4/2023[b,c]	954,144
	Birch Communication Inc., Term Loan
1,692,366	7.750%, 7/17/2020	1,362,355
	Block Communications, Inc., Term Loan
1,587,876	4.088%, 11/7/2021	1,599,785
	CBS Radio, Inc., Term Loan
1,130,000	4.500%, 10/17/2023	1,135,650
	Charter Communications Operating, LLC, Term Loan
776,100	3.500%, 1/24/2023	780,516
	Cincinnati Bell, Inc., Term Loan
1,311,568	4.000%, 9/10/2020	1,313,614
	FairPoint Communications, Inc., Term Loan
1,586,915	7.500%, 2/14/2019	1,589,105
	Grande Communications Networks, LLC, Term Loan
2,210,813	4.500%, 5/29/2020	2,208,049
	Hargray Communications Group, Inc., Term Loan
1,744,824	4.750%, 6/26/2019	1,753,548
	Integra Telecom Holdings, Inc., Term Loan
1,055,989	5.250%, 8/14/2020	1,050,054
	Intelsat Jackson Holdings SA, Term Loan
600,000	3.750%, 6/30/2019	573,066
	Level 3 Communications, Inc., Term Loan
2,250,000	4.000%, 8/1/2019	2,259,652
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,275,000	4.500%, 1/7/2022	2,237,076
	LTS Buyer, LLC, Term Loan
1,591,413	4.088%, 4/13/2020	1,593,005
	NEP/NCP Holdco, Inc., Term Loan
2,723,195	4.250%, 1/22/2020	2,713,827
	Numericable US, LLC, Term Loan
977,612	4.750%, 2/10/2023	977,613
1,592,686	5.137%, 1/15/2024	1,605,825
	SBA Senior Finance II, LLC, Term Loan
728,213	3.340%, 3/24/2021	728,759
375,250	3.340%, 6/10/2022	374,860
	TNS, Inc., Term Loan
1,163,641	5.000%, 2/14/2020	1,167,283
	Univision Communications, Inc., Term Loan
1,911,075	4.000%, 3/1/2020	1,914,057
	Virgin Media Investment Holdings, Ltd., Term Loan
1,538,539	3.500%, 6/30/2023	1,544,509
	WideOpenWest Finance, LLC, Term Loan
3,950,000	4.500%, 8/18/2023	3,939,217
	WMG Acquisition Corporation, Term Loan
553,338	3.750%, 7/1/2020	552,153
	XO Communications, LLC, Term Loan
536,250	4.250%, 3/20/2021	536,588
	Yankee Cable Acquisition, LLC, Term Loan
1,259,728	4.250%, 3/1/2020	1,260,521
	Zayo Group, LLC, Term Loan
2,006,852	3.750%, 5/6/2021	2,016,204

	Total	40,540,843

Consumer Cyclical (4.4%)
	Amaya BV, Term Loan
2,395,139	5.000%, 8/1/2021	2,391,762
	Boyd Gaming Corporation, Term Loan
1,390,000	3.534%, 9/15/2023	1,399,647
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,452,029	3.500%, 8/13/2021	1,461,554
	Cengage Learning Acquisitions, Term Loan
2,234,400	5.250%, 6/7/2023	2,181,802
	Ceridian HCM Holding, Inc., Term Loan
863,962	4.500%, 9/15/2020	846,683
	Golden Nugget, Inc., Term Loan
505,400	4.500%, 11/21/2019	510,772
	Golden Nugget, Inc., Term Loan Delayed Draw
216,600	4.500%, 11/21/2019	218,902

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (29.8%)[a]	Value
Consumer Cyclical (4.4%) - continued
	IMG Worldwide, Inc., Term Loan
$1,623,181	5.250%, 5/6/2021	$1,630,080
700,000	8.250%, 5/6/2022	698,544
	KAR Auction Services, Inc., Term Loan
1,492,500	4.375%, 3/9/2023	1,507,888
	Michaels Stores, Inc., Term Loan
403,889	3.750%, 1/30/2023	406,846
	Mohegan Tribal Gaming Authority, Term Loan
1,750,000	0.000%, 9/30/2023[b,c]	1,742,895
	Scientific Games International, Inc., Term Loan
2,222,163	6.000%, 10/18/2020	2,233,962
769,129	6.000%, 10/1/2021	772,013
	Seminole Hard Rock Entertainment, Inc., Term Loan
922,252	3.588%, 5/14/2020	924,558
	Seminole Indian Tribe of Florida, Term Loan
196,300	3.088%, 4/29/2020	196,742

	Total	19,124,650

Consumer Non-Cyclical (4.7%)
	Air Medical Group Holdings, Inc., Term Loan
1,256,850	5.000%, 4/28/2022	1,266,276
	Albertson’s, LLC, Term Loan
597,004	4.750%, 12/21/2022	602,908
1,180,952	4.750%, 6/22/2023	1,193,258
	CHS/Community Health Systems, Inc., Term Loan
858,420	3.750%, 1/27/2021	810,941
1,863,751	4.000%, 1/27/2021	1,757,983
	Endo Luxembourg Finance I Company SARL, Term Loan
1,161,225	3.750%, 9/26/2022	1,159,344
	JBS USA, LLC, Term Loan
1,032,200	4.000%, 10/30/2022	1,029,878
	LTF Merger Sub, Inc., Term Loan
1,367,688	4.250%, 6/10/2022	1,366,621
	Mallinckrodt International Finance SA, Term Loan
600,405	3.588%, 3/19/2021	600,405
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,805,475	5.000%, 5/4/2022	1,800,582
	MultiPlan, Inc., Term Loan
765,418	5.000%, 6/7/2023	773,309
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,862,025	4.750%, 6/30/2021	1,817,020
	PetSmart, Inc., Term Loan
822,911	4.000%, 3/11/2022[b,c]	824,524
	Revlon Consumer Products Corporation, Term Loan
960,000	4.250%, 9/7/2023	961,699
	Valeant Pharmaceuticals International, Inc., Term Loan
4,441,789	5.500%, 4/1/2022	4,425,132

	Total	20,389,880

Energy (1.4%)
	Exgen Renewables I, LLC, Term Loan
1,052,228	5.250%, 2/8/2021	1,060,120
	Houston Fuel Oil Terminal, LLC, Term Loan
900,406	4.250%, 8/19/2021	884,649
	McJunkin Red Man Corporation, Term Loan
884,169	5.000%, 11/8/2019	875,699
	MEG Energy Corporation, Term Loan
1,202,603	3.750%, 3/31/2020	1,132,888
	Pacific Drilling SA, Term Loan
2,210,738	4.500%, 6/3/2018	621,770
	Targa Resources Partners, LP, Term Loan
605,000	5.750%, 2/27/2022	605,756
	Western Refining, Inc., Term Loan
520,982	5.250%, 11/12/2020	519,680
384,038	5.500%, 6/23/2023	383,319

	Total	6,083,881

Financials (1.4%)
	Harland Clarke Holdings Corporation, Term Loan
729,127	7.000%, 5/22/2018	725,481
1,199,250	7.000%, 12/31/2019	1,190,759
	MoneyGram International, Inc., Term Loan
1,579,004	4.250%, 3/27/2020	1,531,634
	TransUnion, LLC, Term Loan
1,096,883	3.500%, 4/9/2021	1,099,626
	WaveDivision Holdings, LLC, Term Loan
1,502,223	4.000%, 10/15/2019	1,505,603

	Total	6,053,103

Technology (3.7%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
2,260,309	3.535%, 2/1/2023	2,282,596
	First Data Corporation, Term Loan
3,410,000	0.000%, 3/24/2021[b,c]	3,423,640
380,000	4.274%, 7/8/2022	382,614
	Interception Merger Sub, Inc., Term Loan
910,000	0.000%, 10/26/2023[b,c]	914,696
	Micron Technologies, Inc., Term Loan
638,988	4.637%, 4/26/2022[b,c]	642,585
	NXP BV, Term Loan
1,005,398	3.405%, 12/7/2020	1,008,474
	ON Semiconductor Corporation, Term Loan
3,085,000	3.777%, 3/31/2023	3,101,968
	RP Crown Parent, LLC, Term Loan
1,375,000	4.500%, 10/12/2023	1,374,024
	SS&C European Holdings SARL, Term Loan
34,118	4.000%, 7/8/2022	34,363
280,345	4.000%, 7/8/2022	282,361
	Western Digital Corporation, Term Loan
2,788,013	4.500%, 4/29/2023	2,817,872

	Total	16,265,193

Transportation (0.9%)
	OSG Bulk Ships, Inc., Term Loan
1,393,071	5.250%, 8/5/2019	1,380,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (29.8%)[a]	Value
Transportation (0.9%) - continued
	XPO Logistics, Inc., Term Loan
$2,780,781	4.250%, 10/30/2021	$2,793,684

	Total	4,174,566

Utilities (0.4%)
	Calpine Corporation, Term Loan
250,870	3.590%, 5/27/2022	251,154
	Intergen NV, Term Loan
977,113	5.500%, 6/12/2020	923,372
	Talen Energy Supply, LLC, Term Loan
750,000	0.000%, 10/18/2023[b,c]	749,062

	Total	1,923,588

	Total Bank Loans (cost $131,667,687)	130,247,307

Principal Amount	Long-Term Fixed Income (61.5%)	Value
Asset-Backed Securities (4.1%)
	Asset Backed Securities Corporation Home Equity Loan Trust
690,179	0.674%, 7/25/2036[d]	637,482
	Bayview Opportunity Master Fund Trust
221,611	3.623%, 4/28/2030[e]	221,877
268,349	3.228%, 7/28/2034*,f	267,889
682,217	3.721%, 7/28/2035[e,f]	682,040
	CAM Mortgage, LLC
73,294	3.500%, 7/15/2064*,f	73,291
	Citi Held For Asset Issuance
635,550	4.480%, 8/15/2022*	644,861
	Credit Based Asset Servicing and Securitization, LLC
652,057	3.473%, 12/25/2036[f]	487,582
	DRB Prime Student Loan Trust
465,754	2.890%, 6/25/2040[e]	462,253
	Earnest Student Loan Program, LLC
967,569	2.680%, 7/25/2035[e]	961,299
	First Horizon ABS Trust
300,797	0.685%, 10/25/2034[d,g]	289,112
	GMAC Mortgage Corporation Loan Trust
651,008	1.024%, 8/25/2035[d,g]	611,199
252,411	3.563%, 9/19/2035	236,941
823,297	0.705%, 12/25/2036[d,g]	745,685
	J.P. Morgan Mortgage Acquisition Trust
460,657	4.541%, 3/25/2047[f]	345,779
	Lehman XS Trust
633,355	5.440%, 8/25/2035[f]	556,389
	Marlette Funding Trust
1,074,548	3.060%, 1/17/2023*	1,076,404
	Merrill Lynch Mortgage Investors Trust
897,124	2.820%, 6/25/2035	595,217
	Murray Hill Marketplace Trust
390,000	4.190%, 11/25/2022*	390,010
	NCF Dealer Floorplan Master Trust
500,000	3.776%, 3/21/2022*,d	496,139
	NRZ Advance Receivables Trust Advance Receivables Backed
1,000,000	2.751%, 6/15/2049*	998,171
	Popular ABS Mortgage Pass-Through Trust
900,000	4.279%, 11/25/2035[f]	857,873
	Preston Ridge Partners Mortgage Trust, LLC
694,769	4.000%, 9/27/2021*,f	693,750
	Pretium Mortgage Credit Partners I, LLC
778,282	4.000%, 7/27/2031*,f	779,267
	Renaissance Home Equity Loan Trust
1,314,876	5.608%, 5/25/2036[f]	864,446
937,299	5.285%, 1/25/2037[f]	506,412
	Sunset Mortgage Loan Company, LLC
512,129	4.459%, 9/18/2045*,f	511,112
423,865	3.844%, 7/16/2047*,f	424,646
	United Airlines Pass Through Trust
160,000	3.700%, 12/1/2022	169,600
	US Residential Opportunity Fund Trust
878,016	3.475%, 7/27/2036*	878,753
	Vericrest Opportunity Loan Transferee
334,227	3.375%, 10/25/2058*,f	333,772
496,253	3.500%, 6/26/2045[e]	496,365
	Wachovia Asset Securitization, Inc.
1,220,573	0.674%, 7/25/2037*,d,g	1,025,124

	Total	18,320,740

Basic Materials (0.7%)
	Albemarle Corporation
242,000	3.000%, 12/1/2019	249,010
	Alcoa Nederland Holding BV
255,000	6.750%, 9/30/2024[e]	263,925
	ArcelorMittal SA
675,000	6.500%, 3/1/2021[h]	740,812
	Dow Chemical Company
136,000	8.550%, 5/15/2019	158,466
	First Quantum Minerals, Ltd.
269,000	6.750%, 2/15/2020[e]	257,567
559,000	7.000%, 2/15/2021[e]	530,701
	Glencore Funding, LLC
170,000	1.940%, 4/16/2018[d,e]	167,450
	Inmet Mining Corporation
79	8.750%, 6/1/2020*	56
	LyondellBasell Industries NV
140,000	5.000%, 4/15/2019	149,640
	NOVA Chemicals Corporation
703,617	5.250%, 8/1/2023[e]	716,810

	Total	3,234,437

Capital Goods (1.8%)
	Berry Plastics Corporation
450,000	6.000%, 10/15/2022	475,875
	Building Materials Corporation of America
825,000	6.000%, 10/15/2025[e]	880,646
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[e]	844,525
	CNH Industrial Capital, LLC
1,000,000	4.375%, 11/6/2020	1,022,500
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	691,875
	General Electric Company
260,000	5.000%, 12/29/2049[i]	275,444
	Huntington Ingalls Industries, Inc.
800,000	5.000%, 12/15/2021[e]	838,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value
Capital Goods (1.8%) - continued
	L-3 Communications Corporation
$195,000	4.950%, 2/15/2021	$213,443
	Lockheed Martin Corporation
160,000	2.500%, 11/23/2020	164,142
	Owens-Brockway Glass Container, Inc.
540,000	5.000%, 9/1/2022[e]	564,975
	Roper Industries, Inc.
215,000	2.050%, 10/1/2018	216,993
	Sealed Air Corporation
545,000	4.875%, 12/1/2022[e]	574,294
	United Rentals North America, Inc.
855,000	5.500%, 7/15/2025	865,688

	Total	7,628,400

Collateralized Mortgage Obligations (8.1%)
	Alternative Loan Trust
132,284	5.500%, 5/25/2035	131,909
	American Home Mortgage Assets Trust
766,854	0.724%, 12/25/2046[d]	514,515
750,512	0.724%, 6/25/2047[d]	544,486
	Angel Oak Mortgage Trust
605,415	4.500%, 11/25/2045*,f	609,057
	Banc of America Alternative Loan Trust
661,795	6.000%, 11/25/2035	585,742
511,174	1.334%, 5/25/2046[d]	355,200
	Banc of America Mortgage Securities, Inc.
352,361	3.227%, 9/25/2035	337,477
	Banc of America Mortgage Trust
278,867	3.239%, 7/25/2035	257,691
	Bayview Opportunity Master Fund Trust
916,163	3.475%, 7/28/2031[e]	917,736
	BCAP, LLC Trust
850,437	0.714%, 3/25/2037[d]	792,006
	Bear Stearns ALT-A Trust
574,943	3.070%, 10/25/2033	560,593
329,416	3.071%, 6/25/2034	324,985
	CHL Mortgage Pass-Through Trust
238,525	6.250%, 9/25/2036	204,336
405,941	6.000%, 4/25/2037	349,385
	CitiMortgage Alternative Loan Trust
347,251	5.750%, 4/25/2037	297,915
	COLT Mortgage Loan Trust
949,687	2.750%, 9/25/2046*	955,595
	Countrywide Alternative Loan Trust
420,745	6.500%, 8/25/2036	284,385
862,292	6.000%, 11/25/2036	711,268
620,585	6.000%, 1/25/2037	593,582
452,944	5.500%, 5/25/2037	386,890
330,223	7.000%, 10/25/2037	197,018
	Countrywide Home Loan Mortgage Pass Through Trust
340,992	3.115%, 11/25/2035	279,577
	Countrywide Home Loans, Inc.
287,031	2.821%, 3/20/2036	229,173
	Credit Suisse First Boston Mortgage Securities Corporation
278,928	5.250%, 10/25/2035	271,475
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
502,595	5.500%, 11/25/2035	503,319
340,000	1.294%, 4/25/2047[d]	288,762
627,045	0.754%, 8/25/2047[d]	513,622
	First Horizon Alternative Mortgage Securities Trust
828,879	2.752%, 7/25/2035	746,843
	GMAC Mortgage Corporation Loan Trust
469,481	3.385%, 5/25/2035	432,976
	Greenpoint Mortgage Funding Trust
326,122	0.725%, 10/25/2045[d]	255,285
	HarborView Mortgage Loan Trust
531,766	3.108%, 7/19/2035	466,797
354,611	4.432%, 12/19/2035	308,317
	IndyMac INDA Mortgage Loan Trust
909,065	3.180%, 8/25/2036	863,372
	IndyMac INDX Mortgage Loan Trust
536,041	3.026%, 10/25/2035	437,857
722,506	0.744%, 4/25/2046[d]	531,264
	J.P. Morgan Alternative Loan Trust
1,168,197	2.879%, 3/25/2036	976,103
588,199	6.500%, 3/25/2036	482,895
	J.P. Morgan Mortgage Trust
600,436	3.058%, 7/25/2035	586,341
425,372	3.229%, 8/25/2035	421,420
377,047	3.077%, 10/25/2036	340,683
453,372	3.064%, 1/25/2037	405,631
	Lehman Mortgage Trust
187,244	6.000%, 1/25/2036	171,621
	Master Asset Securitization Trust
371,950	1.034%, 6/25/2036[d]	196,673
	Merrill Lynch Mortgage Investors Trust
619,805	6.250%, 8/25/2036	495,492
	Morgan Stanley Mortgage Loan Trust
464,560	3.280%, 11/25/2035	335,994
	MortgageIT Trust
730,664	0.794%, 12/25/2035[d]	665,876
664,999	0.734%, 4/25/2036[d]	491,595
	Pretium Mortgage Credit Partners, LLC
718,623	4.375%, 11/27/2030*	724,538
	Residential Accredit Loans, Inc. Trust
638,826	5.500%, 2/25/2035	630,822
294,446	4.013%, 9/25/2035	247,988
662,814	5.750%, 9/25/2035	593,510
385,955	0.754%, 7/25/2036[d]	253,816
754,583	5.750%, 4/25/2037	629,785
564,232	6.250%, 4/25/2037	485,295
	Residential Asset Securitization Trust
512,670	6.239%, 8/25/2022	441,904
	Residential Funding Mortgage Security I Trust
554,427	6.000%, 7/25/2037	511,999
	Sequoia Mortgage Trust
849,527	3.270%, 9/20/2046	687,184
	Structured Adjustable Rate Mortgage Loan Trust
323,368	2.938%, 1/25/2035	264,936
435,338	3.268%, 7/25/2035	371,638
	Structured Asset Mortgage Investments, Inc.
1,033,154	0.844%, 12/25/2035[d]	755,370
878,498	0.744%, 5/25/2046[d]	652,182

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value
Collateralized Mortgage Obligations (8.1%) - continued
	Vericrest Opportunity Loan Transferee
$975,862	3.500%, 7/25/2046[e,f]	$975,547
	WaMu Mortgage Pass Through Certificates
612,001	2.752%, 8/25/2036	555,831
575,101	2.030%, 1/25/2037	487,672
190,780	2.813%, 8/25/2046	166,008
709,704	1.484%, 9/25/2046[d]	582,946
970,574	1.254%, 1/25/2047[d]	872,942
653,057	1.264%, 1/25/2047[d]	509,132
	Washington Mutual Mortgage Pass Through Certificates Trust
604,272	1.274%, 2/25/2047[d]	450,173
	Wells Fargo Mortgage Backed Securities Trust
345,552	2.911%, 3/25/2036	326,833
678,595	2.921%, 3/25/2036	676,873
423,315	3.022%, 7/25/2036	414,060
146,442	6.000%, 7/25/2037	144,942
172,296	6.000%, 7/25/2037	172,565

	Total	35,197,225

Communications Services (3.1%)
	Altice US Finance I Corporation
575,000	5.500%, 5/15/2026[e]	586,500
	AMC Networks, Inc.
855,000	5.000%, 4/1/2024	865,688
	America Movil SAB de CV
134,000	5.000%, 10/16/2019	145,958
	American Tower Corporation
170,000	2.800%, 6/1/2020	173,591
	AT&T, Inc.
171,000	5.875%, 10/1/2019	189,391
165,000	1.768%, 6/30/2020[d]	165,728
250,000	2.800%, 2/17/2021	253,423
	British Sky Broadcasting Group plc
240,000	2.625%, 9/16/2019[e]	243,275
	CCOH Safari, LLC
860,000	5.750%, 2/15/2026[e]	896,012
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	533,750
	Charter Communications Operating, LLC
190,000	3.579%, 7/23/2020[e]	197,003
80,000	4.464%, 7/23/2022[e]	85,214
	Clear Channel Worldwide Holdings, Inc.
835,000	6.500%, 11/15/2022	850,447
	Columbus International, Inc.
800,000	7.375%, 3/30/2021[e]	856,000
	Crown Castle International Corporation
80,000	3.400%, 2/15/2021	83,131
120,000	2.250%, 9/1/2021	118,997
553,000	5.250%, 1/15/2023	617,928
	CSC Holdings, LLC
60,000	5.500%, 4/15/2027[e]	60,863
	Digicel, Ltd.
779,079	6.000%, 4/15/2021*	697,042
	FairPoint Communications, Inc.
630,000	8.750%, 8/15/2019[e]	641,025
	Frontier Communications Corporation
780,000	8.875%, 9/15/2020	828,750
	Hughes Satellite Systems Corporation
338,000	6.500%, 6/15/2019	368,842
	Neptune Finco Corporation
365,000	10.875%, 10/15/2025[e]	419,750
	SFR Group SA
800,000	6.000%, 5/15/2022[e]	820,256
	Sprint Corporation
825,000	7.625%, 2/15/2025	798,187
	Telefonica Emisiones SAU
218,000	3.192%, 4/27/2018	222,661
	T-Mobile USA, Inc.
525,000	6.633%, 4/28/2021	550,594
	Univision Communications, Inc.
345,000	5.125%, 5/15/2023[e]	350,175
	Verizon Communications, Inc.
559,000	2.625%, 2/21/2020	570,055
238,000	4.500%, 9/15/2020	258,718
	Viacom, Inc.
233,000	2.250%, 2/4/2022	229,321

	Total	13,678,275

Consumer Cyclical (3.2%)
	Allison Transmission, Inc.
870,000	5.000%, 10/1/2024[e]	887,400
	AmeriGas Finance, LLC
290,000	5.625%, 5/20/2024	303,775
	BMW US Capital, LLC
200,000	1.500%, 4/11/2019[e]	200,098
	Brookfield Residential Properties, Inc.
570,000	6.125%, 7/1/2022[e]	578,550
	Cinemark USA, Inc.
394,000	4.875%, 6/1/2023	394,492
	Corrections Corporation of America
565,000	5.000%, 10/15/2022[h]	509,913
	Daimler Finance North America, LLC
135,000	1.875%, 1/11/2018[e]	135,668
	eBay, Inc.
125,000	2.500%, 3/9/2018	126,549
	ERAC USA Finance, LLC
238,000	2.350%, 10/15/2019[e]	241,077
	Ford Motor Credit Company, LLC
203,000	5.000%, 5/15/2018	212,499
250,000	2.597%, 11/4/2019	253,112
	General Motors Financial Company, Inc.
110,000	3.150%, 1/15/2020	111,897
364,000	4.375%, 9/25/2021	386,509
	GLP Capital, LP
800,000	4.875%, 11/1/2020	853,000
	Home Depot, Inc.
160,000	1.220%, 9/15/2017[d]	160,468
160,000	2.625%, 6/1/2022	165,153
	Hyundai Capital America
195,000	1.450%, 2/6/2017[e]	195,196
	Jaguar Land Rover Automotive plc
425,000	4.125%, 12/15/2018[e]	434,562
376,000	5.625%, 2/1/2023[e]	388,980
	KB Home
412,000	4.750%, 5/15/2019	421,270
	L Brands, Inc.
376,000	6.625%, 4/1/2021	432,400
	Lennar Corporation
740,000	4.750%, 11/15/2022	769,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value
Consumer Cyclical (3.2%) - continued
	Live Nation Entertainment, Inc.
$175,000	5.375%, 6/15/2022[e]	$181,125
355,000	4.875%, 11/1/2024[e]	354,113
	Macy’s Retail Holdings, Inc.
250,000	7.450%, 7/15/2017	260,764
	MGM Resorts International
825,000	6.000%, 3/15/2023	893,062
	Newell Rubbermaid, Inc.
125,000	3.150%, 4/1/2021	130,160
	Ralph Lauren Corporation
160,000	2.625%, 8/18/2020	164,387
	Royal Caribbean Cruises, Ltd.
799,079	5.250%, 11/15/2022[h]	873,993
	Six Flags Entertainment Corporation
550,000	5.250%, 1/15/2021[e]	566,500
	Toll Brothers Finance Corporation
268,000	4.000%, 12/31/2018	276,710
	Visa, Inc.
160,000	2.200%, 12/14/2020	163,136
	Walgreens Boots Alliance, Inc.
125,000	1.750%, 5/30/2018	125,599
125,000	2.600%, 6/1/2021	126,534
	West Corporation
800,000	5.375%, 7/15/2022[e]	770,000
	Yum! Brands, Inc.
870,000	5.000%, 6/1/2024[e]	904,800

	Total	13,953,051

Consumer Non-Cyclical (2.9%)
	Actavis Funding SCS
100,000	2.100%, 3/12/2020[d]	101,636
	Anheuser-Busch InBev Finance, Inc.
225,000	2.017%, 2/1/2021[d]	230,709
165,000	2.650%, 2/1/2021	168,748
	B&G Foods, Inc.
340,000	4.625%, 6/1/2021	349,350
	BAT International Finance plc
160,000	1.360%, 6/15/2018[d,e]	160,206
	Baxter International, Inc.
110,000	1.700%, 8/15/2021	109,366
	Bayer U.S. Finance, LLC
170,000	2.375%, 10/8/2019[e]	172,384
	Becton, Dickinson and Company
182,000	1.450%, 5/15/2017	182,393
	Boston Scientific Corporation
110,000	6.000%, 1/15/2020	123,113
	Bunge Limited Finance Corporation
160,000	3.500%, 11/24/2020	166,969
	Cardinal Health, Inc.
160,000	1.950%, 6/15/2018	161,263
	Celgene Corporation
160,000	3.550%, 8/15/2022	168,440
	Cott Beverages, Inc.
815,000	5.375%, 7/1/2022	827,225
	CVS Health Corporation
136,000	2.250%, 12/5/2018	137,875
	EMD Finance, LLC
105,000	1.207%, 3/17/2017[d,e]	105,037
	Envision Healthcare Corporation
800,000	5.125%, 7/1/2022[e]	800,000
	Express Scripts Holding Company
140,000	3.900%, 2/15/2022	149,693
	Forest Laboratories, Inc.
236,000	4.375%, 2/1/2019[e]	247,896
	Gilead Sciences, Inc.
155,000	3.250%, 9/1/2022	163,087
	Grifols Worldwide Operations, Ltd.
750,000	5.250%, 4/1/2022	781,875
	HCA, Inc.
469,079	4.750%, 5/1/2023	488,429
285,000	5.250%, 6/15/2026	297,825
	JBS USA, LLC
855,000	5.750%, 6/15/2025[e]	837,900
	Laboratory Corporation of America Holdings
90,000	2.625%, 2/1/2020	91,491
	Mead Johnson Nutrition Company
160,000	3.000%, 11/15/2020	165,400
	Merck & Company, Inc.
95,000	1.182%, 2/10/2020[d]	95,486
	Mondelez International, Inc.
140,000	2.250%, 2/1/2019	142,109
	PepsiCo, Inc.
175,000	1.394%, 10/6/2021[d]	175,743
	Perrigo Finance plc
110,000	3.500%, 12/15/2021	113,572
	Pinnacle Foods, Inc.
500,000	5.875%, 1/15/2024	536,250
	Post Holdings, Inc.
850,000	5.000%, 8/15/2026[e]	824,500
	Revlon Consumer Products Corporation
469,079	5.750%, 2/15/2021	473,770
	Reynolds American, Inc.
87,000	3.250%, 6/12/2020	90,847
	SABMiller plc
182,000	6.500%, 7/15/2018[e]	197,300
	Safeway, Inc.
55,000	3.400%, 12/1/2016	55,000
	Shire Acquisitions Investments Ireland Designated Activity Company
185,000	1.900%, 9/23/2019	184,653
	Tenet Healthcare Corporation
675,000	8.125%, 4/1/2022	659,813
	Teva Pharmaceutical Finance Netherlands III BV
165,000	1.700%, 7/19/2019	163,720
	TreeHouse Foods, Inc.
550,000	4.875%, 3/15/2022	570,625
	Valeant Pharmaceuticals International
469,079	7.250%, 7/15/2022[e]	408,099
	VPII Escrow Corporation
500,000	7.500%, 7/15/2021[e]	445,000
	WM Wrigley Jr. Company
138,000	2.000%, 10/20/2017[e]	138,949

	Total	12,463,746

Energy (2.2%)
	Anadarko Petroleum Corporation
150,000	8.700%, 3/15/2019	171,928
	Boardwalk Pipelines, LP
192,000	5.875%, 11/15/2016	192,289
	BP Capital Markets plc
155,000	1.676%, 5/3/2019	155,245
	Buckeye Partners, LP
268,000	2.650%, 11/15/2018	270,970
	Chevron Corporation
160,000	1.328%, 11/16/2018[d]	160,696
	Concho Resources, Inc.
859,079	6.500%, 1/15/2022	889,147

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value

Energy (2.2%) - continued
	Contura Energy, Inc.
$426,000	10.000%, 8/1/2021*	$449,430
	Crestwood Midstream Partners, LP
550,000	6.250%, 4/1/2023	556,875
	Ecopetrol SA
225,000	5.875%, 9/18/2023	241,312
	Enbridge, Inc.
118,000	1.289%, 6/2/2017[d,h]	117,860
	EQT Corporation
52,000	5.150%, 3/1/2018	54,021
134,000	8.125%, 6/1/2019	152,834
	Exxon Mobil Corporation
200,000	1.708%, 3/1/2019	201,514
	Marathon Petroleum Corporation
160,000	3.400%, 12/15/2020	166,258
	MEG Energy Corporation
376,000	6.375%, 1/30/2023[e]	310,200
	MPLX, LP
845,000	4.875%, 12/1/2024	883,745
	Northern Tier Energy, LLC
560,000	7.125%, 11/15/2020	572,600
	Occidental Petroleum Corporation
160,000	2.600%, 4/15/2022	163,272
	Petrobras Global Finance BV
90,000	8.375%, 5/23/2021	99,567
	Petroleos Mexicanos
77,000	5.500%, 2/4/2019[e]	81,504
	Pioneer Natural Resources Company
56,000	3.450%, 1/15/2021	58,341
	Regency Energy Partners, LP
675,000	5.000%, 10/1/2022	724,305
	Sabine Pass Liquefaction, LLC
805,000	5.625%, 3/1/2025	851,811
	Schlumberger Holdings Corporation
160,000	3.000%, 12/21/2020[e]	166,019
	Shell International Finance BV
170,000	1.266%, 5/11/2020[d]	170,188
	Sunoco Logistics Partners Operations, LP
160,000	4.400%, 4/1/2021	172,601
	TransCanada Trust
600,000	5.875%, 8/15/2076	642,000
	Transcontinental Gas Pipe Line Company, LLC
150,000	7.850%, 2/1/2026[e]	190,231
	Weatherford International, Ltd.
590,000	8.250%, 6/15/2023[h]	610,650

	Total	9,477,413

Financials (6.4%)
	Abbey National Treasury Services plc
240,000	1.264%, 9/29/2017[d]	239,643
	ACE INA Holdings, Inc.
160,000	2.875%, 11/3/2022	166,697
	AerCap Ireland Capital, Ltd.
430,000	3.950%, 2/1/2022	438,265
	Aetna, Inc.
160,000	1.900%, 6/7/2019	161,282
	Air Lease Corporation
244,000	2.125%, 1/15/2018	244,852
80,000	2.625%, 9/4/2018	80,981
	Ally Financial, Inc.
540,000	3.750%, 11/18/2019	540,675
	American Express Credit Corporation
160,000	1.906%, 9/14/2020[d]	162,395
	BAC Capital Trust XIV
760,000	4.000%, 9/29/2049[d,i]	623,200
	Bank of America Corporation
268,000	5.700%, 5/2/2017	273,802
240,000	1.700%, 8/25/2017	240,551
484,000	1.936%, 3/22/2018[d]	488,096
420,000	5.650%, 5/1/2018	444,250
177,000	8.000%, 7/29/2049[i]	180,319
	Bank of Montreal
130,000	1.500%, 7/18/2019	129,498
	BB&T Corporation
202,000	2.050%, 6/19/2018	204,010
	Bear Stearns Companies, LLC
295,000	6.400%, 10/2/2017	308,337
	BNP Paribas SA
208,000	2.375%, 9/14/2017	209,828
730,000	7.625%, 12/29/2049[e,h,i]	762,850
	Caisse Centrale Desjardins du Quebec
115,000	1.552%, 1/29/2018[d,e]	114,875
	Centene Escrow Corporation
500,000	5.625%, 2/15/2021	524,505
	Central Fidelity Capital Trust I
710,000	1.880%, 4/15/2027[d]	628,350
	CIT Group, Inc.
450,000	3.875%, 2/19/2019	456,889
	Citigroup, Inc.
363,000	1.850%, 11/24/2017	364,235
190,000	2.255%, 9/1/2023[d]	190,674
	CNA Financial Corporation
185,000	5.750%, 8/15/2021	211,735
	Credit Agricole SA
250,000	1.815%, 6/10/2020[d,e]	250,919
	Credit Suisse Group AG
588,000	7.500%, 12/29/2049[e,i]	608,580
	CyrusOne, LP
469,079	6.375%, 11/15/2022	497,224
	Discover Bank
70,000	8.700%, 11/18/2019	81,186
	Discover Financial Services
138,000	6.450%, 6/12/2017	142,114
	Fifth Third Bancorp
315,000	5.450%, 1/15/2017	317,854
	Goldman Sachs Group, Inc.
138,000	2.625%, 1/31/2019	140,617
228,000	7.500%, 2/15/2019	256,337
115,000	2.042%, 4/23/2020[d]	115,675
175,000	2.241%, 11/15/2021[d]	174,809
170,000	2.429%, 11/29/2023[d]	172,524
300,000	5.300%, 12/29/2049[i]	305,625
	Hartford Financial Services Group, Inc.
263,000	6.000%, 1/15/2019	285,627
	HCP, Inc.
139,000	3.750%, 2/1/2019	143,737
	Health Care REIT, Inc.
134,000	4.700%, 9/15/2017	137,735
	Hospitality Properties Trust
150,000	4.250%, 2/15/2021	158,693
	Huntington Bancshares, Inc.
200,000	3.150%, 3/14/2021	206,369
	Hutchison Whampoa Finance CI, Ltd.
234,000	1.625%, 10/31/2017[e]	234,144
	Icahn Enterprises, LP
315,000	6.000%, 8/1/2020	309,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value
Financials (6.4%) - continued
	ILFC E-Capital Trust II
$865,000	4.250%, 12/21/2065[d,e]	$704,975
	ING Capital Funding Trust III
144,000	4.438%, 12/29/2049[d,i]	143,100
	International Lease Finance Corporation
420,000	5.875%, 4/1/2019	451,366
	Intesa Sanpaolo SPA
68,000	3.875%, 1/16/2018	69,372
201,000	3.875%, 1/15/2019	206,799
	J.P. Morgan Chase & Company
138,000	6.300%, 4/23/2019	152,971
75,000	2.250%, 1/23/2020	75,521
220,000	2.700%, 5/18/2023	220,655
231,000	2.112%, 10/24/2023[d]	230,091
136,000	7.900%, 4/29/2049[i]	140,182
	KeyCorp
223,000	2.300%, 12/13/2018	225,890
240,000	5.000%, 12/29/2049[i]	235,620
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[e]	60,242
	Lincoln National Corporation
130,000	6.250%, 2/15/2020	146,162
	Lloyds Bank plc
105,000	1.374%, 3/16/2018[d]	104,798
	Macquarie Bank, Ltd.
150,000	2.060%, 1/15/2019[d,e]	151,504
	MetLife, Inc.
244,000	1.903%, 12/15/2017	245,549
	Mizuho Corporate Bank, Ltd.
191,000	1.550%, 10/17/2017[e]	191,011
	Morgan Stanley
238,000	6.625%, 4/1/2018	254,111
115,000	2.026%, 1/27/2020[d]	116,145
150,000	4.875%, 11/1/2022	164,754
180,000	2.282%, 10/24/2023[d]	179,784
	MPT Operating Partnership, LP
550,000	5.500%, 5/1/2024	566,500
	Murray Street Investment Trust I
386,000	4.647%, 3/9/2017	390,644
	National City Corporation
140,000	6.875%, 5/15/2019	156,624
	New York Life Global Funding
160,000	1.550%, 11/2/2018[e]	160,366
	Nomura Holdings, Inc.
135,000	2.750%, 3/19/2019	137,591
	Quicken Loans, Inc.
550,000	5.750%, 5/1/2025[e]	543,125
	Realty Income Corporation
191,000	2.000%, 1/31/2018	192,086
	Regions Bank
250,000	7.500%, 5/15/2018	270,910
	Regions Financial Corporation
135,000	3.200%, 2/8/2021	139,962
	Reinsurance Group of America, Inc.
305,000	5.625%, 3/15/2017	309,648
	Royal Bank of Scotland Group plc
848,000	7.640%, 3/29/2049[i]	822,560
638,000	7.648%, 8/29/2049[i]	754,435
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	164,004
225,000	2.500%, 7/15/2021	229,938
	SLM Corporation
150,000	4.625%, 9/25/2017	152,157
	Societe Generale SA
345,000	8.250%, 9/29/2049[i]	354,919
	Standard Chartered plc
960,000	6.409%, 1/29/2049[e,h,i]	932,400
	State Street Capital Trust IV
1,000,000	1.850%, 6/15/2037[d]	860,000
	State Street Corporation
160,000	1.701%, 8/18/2020[d]	161,476
	Sumitomo Mitsui Banking Corporation
360,000	1.300%, 1/10/2017	360,206
135,000	1.460%, 1/16/2018[d]	135,120
	SunTrust Banks, Inc.
125,000	2.900%, 3/3/2021	129,033
	Synchrony Financial
363,000	1.875%, 8/15/2017	363,885
75,000	1.989%, 2/3/2020[d]	73,414
	Toronto-Dominion Bank
150,000	1.722%, 1/22/2019[d]	151,160
160,000	1.786%, 12/14/2020[d]	161,667
	UnitedHealth Group, Inc.
160,000	3.350%, 7/15/2022	170,219
	USB Realty Corporation
785,000	2.027%, 12/29/2049[d,e,i]	704,537
	Voya Financial, Inc.
210,000	2.900%, 2/15/2018	213,460
	Wells Fargo & Company
115,000	1.567%, 1/30/2020[d]	114,785
120,000	2.100%, 7/26/2021	119,381
200,000	2.117%, 10/31/2023[d]	199,480
	Westpac Banking Corporation
195,000	1.661%, 8/19/2021[d]	195,630

	Total	27,791,974

Foreign Government (15.1%)
	Argentina Government International Bond
780,000	6.250%, 4/22/2019[e]	826,800
200,000	6.875%, 4/22/2021[e]	216,400
	Brazil Government International Bond
1,303,000	4.875%, 1/22/2021	1,378,574
1,800,000	2.625%, 1/5/2023	1,663,200
699,000	6.000%, 4/7/2026	770,648
860,000	7.125%, 1/20/2037	980,400
1,032,000	5.000%, 1/27/2045	910,740
700,000	5.625%, 2/21/2047	670,250
	Colombia Government International Bond
860,000	4.375%, 7/12/2021	915,900
1,010,000	2.625%, 3/15/2023[h]	977,175
910,000	4.000%, 2/26/2024[h]	946,400
540,000	5.625%, 2/26/2044	589,950
1,032,000	5.000%, 6/15/2045	1,047,480
	Croatia Government International Bond
172,000	6.750%, 11/5/2019[e]	188,918
1,075,000	6.625%, 7/14/2020[e]	1,192,390
521,000	6.000%, 1/26/2024[e,h]	587,948
	Export-Import Bank of Korea
110,000	2.250%, 1/21/2020	110,916
	Hungary Government International Bond
344,000	6.375%, 3/29/2021	396,856
1,450,000	5.750%, 11/22/2023	1,691,787
1,452,000	5.375%, 3/25/2024	1,668,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value
Foreign Government (15.1%) - continued
	Indonesia Government International Bond
$1,140,000	4.875%, 5/5/2021[e]	$1,239,796
860,000	3.375%, 4/15/2023[e]	867,633
1,116,000	5.875%, 1/15/2024[e]	1,294,653
675,000	4.125%, 1/15/2025[e]	708,001
744,000	4.750%, 1/8/2026[e]	811,039
875,000	8.500%, 10/12/2035[e]	1,294,376
1,720,000	5.125%, 1/15/2045[e]	1,871,842
	Mexico Government International Bond
500,000	4.350%, 1/15/2047	473,000
170,000	5.750%, 10/12/2110	173,825
516,000	3.625%, 3/15/2022[h]	539,220
1,124,000	4.000%, 10/2/2023	1,181,324
1,290,000	3.600%, 1/30/2025	1,315,800
1,200,000	4.125%, 1/21/2026	1,268,400
344,000	6.750%, 9/27/2034	443,760
460,000	6.050%, 1/11/2040	546,825
910,000	4.750%, 3/8/2044	907,725
744,000	5.550%, 1/21/2045	833,280
1,302,000	4.600%, 1/23/2046	1,272,705
	Panama Government International Bond
514,000	4.000%, 9/22/2024	553,192
750,000	3.750%, 3/16/2025	795,000
716,000	6.700%, 1/26/2036	951,385
	Peru Government International Bond
350,000	5.625%, 11/18/2050	444,500
1,032,000	4.125%, 8/25/2027[h]	1,149,390
855,000	8.750%, 11/21/2033	1,348,762
	Philippines Government International Bond
1,400,000	4.000%, 1/15/2021	1,522,940
675,000	7.750%, 1/14/2031	1,019,459
450,000	6.375%, 10/23/2034	626,833
360,000	5.000%, 1/13/2037	439,451
720,000	3.950%, 1/20/2040	775,385
	Romania Government International Bond
730,000	4.375%, 8/22/2023[e]	792,926
380,000	4.875%, 1/22/2024[e]	425,767
174,000	6.125%, 1/22/2044[e]	225,920
	Russia Government International Bond
744,000	3.500%, 1/16/2019[e]	758,218
3,000,000	5.000%, 4/29/2020[e]	3,200,640
1,820,000	4.875%, 9/16/2023[e,h]	1,956,427
995,100	7.500%, 3/31/2030[e]	1,203,333
1,116,000	5.625%, 4/4/2042[e]	1,231,618
	South Africa Government International Bond
175,000	5.500%, 3/9/2020	189,996
735,000	5.875%, 5/30/2022	829,358
957,000	4.300%, 10/12/2028	928,003
	Turkey Government International Bond
340,000	7.500%, 11/7/2019	377,400
860,000	7.000%, 6/5/2020	945,247
1,450,000	5.125%, 3/25/2022	1,497,650
744,000	6.250%, 9/26/2022	809,314
1,052,000	5.750%, 3/22/2024	1,118,204
1,450,000	4.250%, 4/14/2026	1,388,477
745,000	4.875%, 10/9/2026	742,765
1,024,000	6.875%, 3/17/2036	1,164,186
700,000	4.875%, 4/16/2043	621,894
919,000	6.625%, 2/17/2045	1,030,116

	Total	65,837,901

Mortgage-Backed Securities (9.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,250,000	3.000%, 11/1/2031[c]	2,354,590
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,050,000	4.000%, 11/1/2046[c]	3,262,428
	Federal National Mortgage Association Conventional
4,700,000	3.000%, 11/1/2046[c]	4,838,797
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,050,000	2.500%, 11/1/2031[c]	5,196,371
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
11,300,000	3.500%, 11/1/2046[c]	11,863,235
7,812,500	4.000%, 11/1/2046[c]	8,365,478
3,650,000	4.500%, 11/1/2046[c]	3,989,336

	Total	39,870,235

Technology (1.4%)
	Alliance Data Systems Corporation
440,000	5.375%, 8/1/2022[e]	423,500
	Apple, Inc.
170,000	1.117%, 5/6/2020[d]	169,705
	Automatic Data Processing, Inc.
160,000	2.250%, 9/15/2020	164,073
	Cisco Systems, Inc.
140,000	1.411%, 2/21/2018[d]	140,838
160,000	1.342%, 3/1/2019[d]	160,894
	Diamond 1 Finance Corporation
125,000	3.480%, 6/1/2019[e]	128,250
	Equinix, Inc.
540,000	5.750%, 1/1/2025	571,050
	Fidelity National Information Services, Inc.
236,000	1.450%, 6/5/2017	236,273
160,000	3.625%, 10/15/2020	168,765
195,000	2.250%, 8/15/2021	194,966
	First Data Corporation
550,000	5.375%, 8/15/2023[e]	569,250
	Hewlett Packard Enterprise Company
165,000	3.850%, 10/15/2020[e]	174,812
	IMS Health, Inc.
375,000	6.000%, 11/1/2020[e]	380,625
	Intel Corporation
220,000	1.700%, 5/19/2021	219,691
160,000	3.100%, 7/29/2022	168,921
	Iron Mountain, Inc.
360,079	6.000%, 8/15/2023	382,584
	NXP BV
615,000	3.875%, 9/1/2022[e]	650,363
	Oracle Corporation
170,000	2.500%, 5/15/2022	171,906
	Sensata Technologies BV
765,000	4.875%, 10/15/2023[e]	792,731
	Texas Instruments, Inc.
170,000	1.750%, 5/1/2020	171,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (61.5%)	Value
Technology (1.4%) - continued
	Tyco Electronics Group SA
$202,000	6.550%, 10/1/2017	$211,637

	Total	6,252,054

Transportation (0.6%)
	Air Canada Pass Through Trust
60,556	3.875%, 3/15/2023[e]	59,042
	American Airlines Pass Through Trust
111,876	4.950%, 1/15/2023	122,085
	Avis Budget Car Rental, LLC
800,000	5.125%, 6/1/2022[e,h]	784,000
	Continental Airlines, Inc.
302,680	6.250%, 4/11/2020	320,841
	Delta Air Lines, Inc.
108,232	4.950%, 5/23/2019	113,915
	ERAC USA Finance, LLC
160,000	2.600%, 12/1/2021[e]	161,822
	J.B. Hunt Transport Services, Inc.
160,000	3.300%, 8/15/2022	165,747
	Korea Expressway Corporation
200,000	1.625%, 4/28/2017[e]	199,970
	US Airways Pass Through Trust
348,617	3.950%, 11/15/2025	367,787
	XPO Logistics, Inc.
500,000	6.500%, 6/15/2022[e,h]	520,000

	Total	2,815,209

U.S. Government and Agencies (1.4%)
	U.S. Treasury Notes
665,000	1.125%, 8/31/2021	659,130
900,000	2.125%, 6/30/2022	931,992
4,450,000	1.625%, 2/15/2026	4,376,299

	Total	5,967,421

Utilities (1.4%)
	AES Corporation
469,079	7.375%, 7/1/2021	528,887
	Ameren Corporation
160,000	2.700%, 11/15/2020	164,678
	Arizona Public Service Company
95,000	2.200%, 1/15/2020	96,707
	Berkshire Hathaway Energy Company
240,000	2.400%, 2/1/2020	244,388
	Calpine Corporation
675,000	5.375%, 1/15/2023	668,250
	DTE Energy Company
242,000	2.400%, 12/1/2019	246,194
	Dynegy, Inc.
775,000	7.375%, 11/1/2022	747,391
	El Paso Corporation
122,000	7.000%, 6/15/2017	126,024
	Emera U.S. Finance, LP
135,000	2.150%, 6/15/2019[e]	136,188
	Energy Transfer Equity, LP
855,000	5.500%, 6/1/2027	833,625
	Eversource Energy
80,000	1.600%, 1/15/2018	80,134
	Exelon Generation Company, LLC
138,000	5.200%, 10/1/2019	150,930
70,000	2.950%, 1/15/2020	71,826
	Fortis, Inc.
160,000	2.100%, 10/4/2021[e]	158,686
	NextEra Energy Capital Holdings, Inc.
125,000	2.300%, 4/1/2019	126,742
	NiSource Finance Corporation
97,000	6.400%, 3/15/2018	103,125
	NRG Energy, Inc.
469,079	6.625%, 3/15/2023	467,906
	Pacific Gas & Electric Company
134,000	5.625%, 11/30/2017	140,140
	PG&E Corporation
136,000	2.400%, 3/1/2019	138,208
	PSEG Power, LLC
143,000	3.000%, 6/15/2021	146,297
	Sempra Energy
244,000	6.150%, 6/15/2018	260,840
75,000	2.400%, 3/15/2020	76,168
	Southern California Edison Company
55,000	2.400%, 2/1/2022	55,891
	Southern Company
100,000	1.850%, 7/1/2019	100,578
	Xcel Energy, Inc.
170,000	1.200%, 6/1/2017	169,940

	Total	6,039,743

	Total Long-Term Fixed Income (cost $266,437,851)	268,527,824

Shares	Registered Investment Companies (3.1%)	Value
Equity Funds/ETFs (0.2%)
34,500	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	421,590
38,500	BlackRock Resources & Commodities Strategy Trust	306,845
17,000	Guggenheim Multi-Asset Income ETF	328,100

	Total	1,056,535

Fixed Income Funds/ETFs (2.9%)
184,069	Aberdeen Asia-Pacific Income Fund, Inc.	905,620
57,050	Doubleline Income Solutions Fund	1,069,688
29,204	First Trust High Income Long/Short Fund	453,246
171,926	MFS Intermediate Income Trust	765,071
61,304	Pimco Dynamic Credit And Mortgage Income Fund	1,245,697
118,910	PowerShares Senior Loan Portfolio	2,756,334
141,898	Templeton Global Income Fund	899,633
39,695	Vanguard Short-Term Corporate Bond ETF	3,188,302
64,671	Western Asset Emerging Markets Debt Fund, Inc.	990,113
100,767	Western Asset High Income Opportunity Fund, Inc.	499,804

	Total	12,773,508

	Total Registered Investment Companies (cost $15,195,041)	13,830,043

Shares	Preferred Stock (1.7%)	Value
Consumer Staples (0.1%)
14,320	CHS, Inc.,	423,872
	7.100%[i]

	Total	423,872

Energy (<0.1%)
9,229	Alpha Natural Resources, Inc., 0.000%[j]	57,681
9,229	ANR Holdings, Inc., 0.000%[j]	15,689

	Total	73,370

Financials (1.6%)
7,320	Agribank FCB, 6.875%[i]	787,357
28,995	Citigroup, Inc., 6.875%[i]	831,867

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Shares	Preferred Stock (1.7%)	Value
Financials (1.6%) - continued
5,700	Cobank ACB, 6.250%[i]	$607,585
19,000	Countrywide Capital V, 7.000%	489,440
23,000	GMAC Capital Trust I, 6.602%[d]	587,190
24,100	Goldman Sachs Group, Inc., 5.500%[i]	628,287
580	M&T Bank Corporation, 6.375%[i]	610,450
28,300	Morgan Stanley, 7.125%[i]	825,794
19,266	U.S. Bancorp, 6.500%[i]	565,457
679	Wells Fargo & Company, Convertible, 7.500%[i]	886,095

	Total	6,819,522

	Total Preferred Stock (cost $6,798,497)	7,316,764

Shares	Common Stock (1.2%)	Value
Energy (0.7%)
27,327	Arch Coal, Inc.[h,j]	2,005,255
12,424	Contura Energy, Inc.[j]	823,090
3,297	Vantage Drilling International[j]	276,948

	Total	3,105,293

Financials (0.4%)
130,900	Apollo Investment Corporation	773,619
60,250	Ares Capital Corporation	921,825

	Total	1,695,444

Materials (0.1%)
48,119	Verso Corporation[j]	295,451

	Total	295,451

	Total Common Stock (cost $4,916,686)	5,096,188

Shares	Collateral Held for Securities Loaned (2.8%)	Value
12,236,852	Thrivent Cash Management Trust	12,236,852

	Total Collateral Held for Securities Loaned (cost $12,236,852)	12,236,852

Shares or Principal Amount	Short-Term Investments (14.0%)[k]	Value
	Federal Home Loan Bank Discount Notes
400,000	0.285%, 11/16/2016[l]	399,967
100,000	0.344%, 11/30/2016[l]	99,984
200,000	0.355%, 1/25/2017[l]	199,849
200,000	0.365%, 1/27/2017[l]	199,845
	Thrivent Core Short-Term Reserve Fund
6,015,200	0.790%	60,152,003

	Total Short-Term Investments (cost $61,051,584)	61,051,648

	Total Investments (cost $498,304,198) 114.1%	$498,306,626

	Other Assets and Liabilities, Net (14.1%)	(61,736,026)

	Total Net Assets 100.0%	$436,570,600

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $57,888,789 or 13.3% of total net assets.

f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
g	All or a portion of the security is insured or guaranteed.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Opportunity Income Plus Fund as of October 31, 2016 was $12,028,907 or 2.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$604,140
Bayview Opportunity Master Fund Trust, 7/28/2034	11/12/2014	267,678
CAM Mortgage, LLC, 7/15/2064	6/24/2015	73,294
Citi Held For Asset Issuance, 8/15/2022	2/26/2016	633,986
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	955,175
Contura Energy, Inc., 8/1/2021	11/4/2013	744,481
Digicel, Ltd., 4/15/2021	8/19/2013	778,785
Inmet Mining Corporation, 6/1/2020	8/19/2013	82
Marlette Funding Trust, 1/17/2023	7/20/2016	1,074,225
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	389,990
NCF Dealer Floorplan Master Trust, 3/21/2022	4/8/2016	490,437
NRZ Advance Receivables Trust
Advance Receivables Backed, 6/15/2049	6/23/2016	999,998
Preston Ridge Partners Mortgage Trust, LLC, 9/27/2021	9/23/2016	694,769
Pretium Mortgage Credit Partners I, LLC, 7/27/2031	6/17/2016	778,282
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	717,942
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	423,865

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2016

Security	Acquisition Date	Cost
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	$512,130
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	878,016
Vericrest Opportunity Loan Transferee, 10/25/2058	1/13/2016	329,631
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	1,220,573

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$9,733,591
Common Stock	2,003,274

Total lending	$11,736,865
Gross amount payable upon return of collateral for securities loaned	$12,236,852

Net amounts due to counterparty	$499,987

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value
Australia (6.2%)
20,864	Altium, Ltd.	$124,204
11,137	APN Outdoor Group Pty, Ltd.	40,164
111,755	Aristocrat Leisure, Ltd.	1,301,146
313,700	Australia & New Zealand Banking Group, Ltd.	6,623,900
73,193	Bendigo and Adelaide Bank, Ltd.	618,105
34,600	BHP Billiton, Ltd.	604,490
223,365	BlueScope Steel, Ltd.	1,325,141
77,479	BWP Trust	174,741
197,442	Challenger, Ltd.	1,611,820
252,449	Charter Hall Group	900,754
16,190	Cochlear, Ltd.	1,573,041
35,347	Commonwealth Bank of Australia	1,967,797
6,639	Costa Group Holdings, Ltd.	14,360
642,804	Cromwell Property Group	444,477
452,080	CSR, Ltd.	1,255,294
25,662	Downer EDI, Ltd.	113,423
129,000	FlexiGroup, Ltd.	220,293
379,684	Fortescue Metals Group, Ltd.	1,593,392
133,392	Genworth Mortgage Insurance Australia, Ltd.	310,063
105,748	Incitec Pivot, Ltd.	236,513
330,956	Investa Office Fund	1,065,979
32,900	IOOF Holdings, Ltd.[a]	204,810
58,379	JB Hi-Fi, Ltd.	1,258,471
28,223	Macquarie Group, Ltd.	1,706,063
743,050	Metcash, Ltd.[b]	1,121,385
131,250	Mineral Resources, Ltd.	1,154,657
610,639	Mirvac Group	968,677
26,200	Monadelphous Group, Ltd.	185,148
418,543	Myer Holdings, Ltd.	373,052
20,900	National Australia Bank, Ltd.	443,653
487,227	Orora, Ltd.	1,073,642
206,826	OZ Minerals, Ltd.	1,056,745
48,387	Pact Group Holdings, Ltd.	241,206
28,675	Ramsay Health Care, Ltd.	1,596,764
69,598	Regis Resources, Ltd.	175,522
20,510	Rio Tinto, Ltd.	848,590
26,840	Sandfire Resources NL	105,872
19,042	Seven Group Holdings, Ltd.	131,248
83,528	Sigma Pharmaceuticals, Ltd.	84,296
421,902	Southern Cross Media Group, Ltd.	460,574
59,393	St Barbara, Ltd.[b]	121,222
237,511	Star Entertainment Group, Ltd.	898,727
14,050	Technology One, Ltd.	60,001
238,183	Telstra Corporation, Ltd.	900,794
197,191	Treasury Wine Estates, Ltd.	1,607,573
3,859	Wesfarmers, Ltd.	120,165
308,300	Westpac Banking Corporation	7,129,415
306,593	Whitehaven Coal, Ltd.[b]	705,081

	Total	46,852,450

Austria (0.6%)
45,405	BUWOG AG	1,097,436
1,694	Lenzing AG	220,641
83,820	OMV AG	2,616,003
930	Porr AG	33,426
2,819	S IMMO AG	30,251
9,200	Vienna Insurance Group AG Wiener Versicherung Gruppe	181,312
9,000	Voestalpine AG	318,836

	Total	4,497,905

Belgium (0.9%)
47,315	Agfa-Gevaert NVb	196,647
13,399	Anheuser-Busch InBev NV	1,537,807
2,429	Barco NV	190,918
2,453	Befimmo SA	142,967
13,759	bpost SA	366,053
3,117	Galapagos NVb	189,654
465	Gimv NV	25,027
4,700	Groupe Bruxelles Lambert SA	404,046
3,911	Ion Beam Applications SA	185,738
7,601	Melexis NV	497,651
47,706	NV Bekaert SA	2,120,840
4,800	Proximus SA	137,389
9,242	SA D’Ieteren NV	407,431
8,505	Tessenderlo Chemie NVb	283,946
3,534	Warehouses De Pauw CVA	325,603

	Total	7,011,717

Bermuda (0.1%)
1,514	Brookfield Business Partners, LP	35,127
1,344,000	G-Resources Group, Ltd.	23,614
2,247	HAL Trust	444,071
3,000	Jardine Matheson Holdings, Ltd.	182,730

	Total	685,542

Brazil (1.7%)
194,000	Ambev SA	1,144,430
306,485	Banco Bradesco SA ADR	3,190,509
95,778	BRF SA	1,601,701
226,000	Lojas Renner SA	1,910,946
74,666	Multiplan Empreendimentos Imobiliarios SA	1,501,975
118,412	Ultrapar Participacoes SA	2,692,463
75,532	Vale SA ADR[a,b]	522,682

	Total	12,564,706

Canada (3.5%)
17,265	Bank of Montreal[a]	1,098,740
28,701	Baytex Energy Corporation	110,413
152,922	Birchcliff Energy, Ltd.[b]	973,648
56,522	Brookfield Asset Management, Inc.	1,979,303
42,748	Canadian National Railway Company	2,687,327
35,446	CGI Group, Inc.[b]	1,683,639
52,552	CI Financial Corporation	966,960
32,610	Cominar Real Estate Investment Trust	361,280
19,170	Crescent Point Energy Corporation	228,245
32,645	Dollarama, Inc.	2,439,431
1,974	George Weston, Ltd.	160,857
55,398	H&R Real Estate Investment Trust	942,092
13,646	IGM Financial, Inc.	366,254
362,678	Kinross Gold Corporation[b]	1,408,747
21,566	National Bank of Canada	769,835
21,832	Premium Brands Holdings Corporation	1,056,524
39,868	Restaurant Brands International, Inc.	1,772,406
60,400	Seven Generations Energy, Ltd.[b]	1,287,885
68,833	Teck Resources, Ltd.	1,486,173
30,009	Toronto-Dominion Bank	1,361,625
65,270	Transcanada Corporation	2,954,741
179,592	Yamana Gold, Inc.	641,352

	Total	26,737,477

Cayman Islands (0.2%)
2,612	Phoenix Group Holdings[b]	7,098
1,285,830	WH Group, Ltd.[c]	1,041,389
484,000	Xinyi Glass Holdings Company, Ltd.	416,161

	Total	1,464,648

Chile (0.2%)
63,646	Banco Santander Chile SA ADR	1,454,311
14,118	S.A.C.I. Falabella	110,857

	Total	1,565,168

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value
China (0.1%)
1,175,000	PetroChina Company, Ltd.	$803,977

	Total	803,977

Denmark (1.5%)
3,000	Aktieselskabet Schouw & Company	190,315
14,246	DFDS AS	688,341
9,000	DSV AS	435,779
93,303	Novo Nordisk AS	3,323,967
13,483	Pandora AS	1,753,539
45,032	Royal Unibrew AS	2,106,662
13,173	Sydbank AS	411,344
26,278	Vestas Wind Systems AS	2,105,286

	Total	11,015,233

Faroe Islands (0.1%)
18,963	Bakkafrost PF	795,066

	Total	795,066

Finland (1.1%)
9,267	Cramo Oyj	242,878
40,500	Elisa Oyj	1,364,500
24,300	Fortum Oyj	405,056
31,846	KONE Oyj	1,465,295
7,900	Orion Oyj	336,256
123,887	Outokumpu Oyj[b]	863,691
12,281	Ramirent Oyj	90,553
52,021	Sponda Oyj	246,292
8,266	Tieto Oyj	226,758
117,744	UPM-Kymmene Oyj	2,738,917
6,294	Valmet Oyj	93,448

	Total	8,073,644

France (5.0%)
2,399	Alten SA	171,407
6,158	Assystem	184,547
153,655	AXA SA	3,466,829
20,328	Cap Gemini SA	1,683,509
4,601	Christian Dior SE	887,381
23,334	Eiffage SA	1,727,531
1,102	Euler Hermes Group	95,595
2,006	Eurofins Scientific SE	911,623
92,640	Eutelsat Communications	1,941,265
11,710	Faurecia	431,649
4,900	Fonciere des Regions SA	428,241
990	Guerbet	58,833
16,546	Havas SA	134,682
11,429	Ipsos SA	373,278
15,600	Legrand SA	881,765
5,053	Neopost SA	153,038
20,259	Nexans SAb	1,151,574
12,555	Nexity SA	630,371
104,690	Orange SA	1,647,165
10,000	Peugeot SAb	149,751
66,300	Sanofi	5,159,412
32,183	SCOR SE	1,042,207
996	SEB SA	146,587
6,603	Teleperformance SA	697,661
19,638	Thales SA	1,847,649
162,156	Total SA	7,768,104
29,541	UbiSoft Entertainment SAb	1,005,155
1,124	Vicat SA	70,668
44,825	Vinci SA	3,246,220

	Total	38,093,697

Germany (6.3%)
2,095	Aareal Bank AG	75,777
15,076	Adidas AG	2,476,907
28,800	Allianz SE	4,495,824
10,355	AURELIUS Equity Opportunities SE & Company KGaA	618,272
17,264	Bayer AG	1,714,145
4,400	Bayerische Motoren Werke AG	383,882
2,163	Bechtle AG	227,486
1,279	Carl Zeiss Meditec AG	46,041
3,811	Cewe Stiftung & Company KGaA	365,177
18,822	Covestro AGc	1,114,595
166,542	Deutsche Telekom AG	2,717,183
231,200	E.ON SE	1,694,440
45,647	Evonik Industries AG	1,429,511
92,801	Evotec AGb	508,896
8,500	Fraport AG Frankfurt Airport Services Worldwide	504,566
35,797	Fresenius SE & Company KGaA	2,644,953
14,955	Gerresheimer AG	1,128,061
5,800	Grammer AG	332,033
11,397	Hannover Rueckversicherung SE	1,271,470
3,587	Homag Group AG	162,782
4,062	Indus Holding AG	239,758
14,479	Jenoptik AG	248,836
7,473	Jungheinrich AG	235,939
85,046	Kloeckner & Company SEb	1,062,048
4,802	Koenig & Bauer AGb	226,005
9,500	Merck KGaA	977,840
6,100	Metro AG	182,721
6,888	Nemetschek SE	429,619
25,443	Osram Licht AG	1,445,088
6,823	Pfeiffer Vacuum Technology AG	619,114
1,267	Rheinmetall AG	87,953
49,452	SAP SE	4,356,713
74,829	Siemens AG	8,501,917
30,201	Software AG	1,097,636
9,258	Stada Arzneimittel AG	464,277
604	STRATEC Biomedical AG	34,531
43,573	Suedzucker AG	1,117,764
33,825	TAG Immobilien AG	451,047
7,902	Takkt AG	187,414
16,945	Talanx AG	525,951
383	Tipp24 SE	13,016
32,061	Zalando SEb,c	1,409,879

	Total	47,827,067

Hong Kong (3.2%)
880,400	AIA Group, Ltd.	5,538,603
63,000	Champion REIT	35,787
260,500	Cheung Kong Property Holdings, Ltd.	1,925,789
291,500	China Mobile, Ltd.	3,339,539
85,000	Emperor Entertainment Hotel, Ltd.	20,576
220,000	Emperor International Holdings, Ltd.	51,513
130,000	Giordano International, Ltd.	68,537
11,000	Great Eagle Holdings, Ltd.	48,795
148,000	Haitong International Securities Group, Ltd.	94,689
629,000	Hang Lung Group, Ltd.	2,406,077
47,739	Hong Kong Exchanges and Clearing, Ltd.	1,262,052
15,000	Hopewell Holdings, Ltd.	52,521
86,000	Hutchison Telecommunications Hong Kong Holdings, Ltd.	27,697
39,000	Hysan Development Company, Ltd.	180,000
83,000	Melco International Development, Ltd.	108,235
961,000	New World Development Company, Ltd.	1,194,763
2,066,938	PCCW, Ltd.	1,230,339
960,000	Shun Tak Holdings, Ltd.	323,631

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value
Hong Kong (3.2%) - continued
440,000	Sino Land Company, Ltd.	$747,094
663,500	SmarTone Telecommunications Holdings, Ltd.	1,001,571
35,000	Sunlight Real Estate Investment Trust	21,649
99,500	Swire Pacific, Ltd., Class A	1,034,189
270,000	Swire Pacific, Ltd., Class B	504,910
166,950	Swire Properties, Ltd.	479,427
240,000	Texwinca Holdings, Ltd.	168,211
1,298,000	Truly International Holdings, Ltd.	507,626
200,000	Wharf Holdings, Ltd.	1,499,542

	Total	23,873,362

Hungary (0.2%)
66,010	Richter Gedeon Nyrt	1,417,046

	Total	1,417,046

India (2.5%)
47,500	Grasim Industries, Ltd.	690,436
35,179	Hero Motocorp, Ltd.	1,765,753
129,000	Hindustan Unilever, Ltd.	1,621,377
194,191	Housing Development Finance Corporation	4,010,421
522,000	ICICI Bank, Ltd.	2,171,226
108,797	Infosys, Ltd.	1,631,139
796,296	ITC, Ltd.	2,883,279
30,447	Tata Consultancy Services, Ltd.	1,090,313
48,428	Ultra Tech Cement, Ltd.	2,876,935

	Total	18,740,879

Indonesia (0.8%)
6,836,300	Astra International Tbk PT	4,313,076
1,071,600	Indocement Tunggal Prakarsa Tbk PT	1,349,263

	Total	5,662,339

Ireland (0.4%)
37,456	CRH plc	1,215,979
19,650	DCC plc	1,598,720
178,400	Henderson Group plc	504,759
26,886	Hibernia REIT plc	37,867

	Total	3,357,325

Israel (0.3%)
17,437	Amot Investments, Ltd.	72,765
155,875	El Al Israel Airlines, Ltd.	151,953
57,039	Plus500, Ltd.	431,812
31,023	Shufersal, Ltd.	117,176
34,570	Teva Pharmaceutical Industries, Ltd. ADR	1,477,522

	Total	2,251,228

Italy (2.0%)
14,209	Ascopiave SPA	41,553
226,298	Assicurazioni Generali SPA	2,923,182
2,262	ASTM SPA	24,419
5,745	Banca IFIS SPA	166,383
15,905	Banca Mediolanum SPA	109,969
88,377	Banca popolare dell’Emilia Romagna Societa	415,292
148,583	Beni Stabili SPA	86,634
12,705	Biesse SPA	219,192
5,831	Brembo SPA	361,019
7,966	Buzzi Unicem SPA	154,921
76,753	Credito Valtellinese Societa Cooperativa	33,780
17,620	De’Longhi	412,270
29,014	DiaSorin SPA	1,783,141
249,400	Enel SPA	1,072,260
18,000	EXOR SPA	765,269
18,000	EXOR SPA Rights[b,d]	2
20,417	Finecobank Banca Fineco SPA	119,317
44,103	Hera SPA	112,730
388	Industria Macchine Automatiche SPA	23,997
22,502	Interpump Group SPA	360,894
380,678	Intesa Sanpaolo SPA	882,671
66,700	Intesa Sanpaolo SPA-RSP	144,410
333	Italmobiliare SPA	15,796
11,882	La Doria SPA	100,014
3,320	Moncler SPA	55,271
56,760	Prysmian SPA	1,411,492
93,731	Recordati SPA	2,650,618
760	Reply SPA	95,527
76,308	Societa Cattolica di Assicurazioni SCRL	461,386

	Total	15,003,409

Japan (18.6%)
3,200	Adastria Holdings Company, Ltd.	83,770
21,700	AEON Financial Service Company, Ltd.	382,013
4,800	Aichi Steel Corporation	231,120
3,600	Aoyama Trading Company, Ltd.	126,824
156,000	Asahi Glass Company, Ltd.	1,091,034
28,200	Asatsu-DK, Inc.	782,585
9,700	Avex Group Holdings, Inc.	128,305
4,000	BML, Inc.	106,090
110,600	Bridgestone Corporation	4,127,998
1,500	C. Uyemura & Company, Ltd.	69,821
7,200	Canon Electronics, Inc.	111,992
34,400	Canon Marketing Japan, Inc.	594,115
10,600	Canon, Inc.	304,517
6,700	Capcom Company, Ltd.	173,082
6,600	Cawachi, Ltd.	169,856
29,000	Central Glass Company, Ltd.	118,623
3,500	Chiyoda Integre Company, Ltd.[b]	72,440
13,000	Chugoku Marine Paints, Ltd.	94,606
3,300	Cocokara Fine, Inc.	127,647
27,200	Daicel Corporation	357,658
79,500	Daiichi Sankyo Company, Ltd.	1,910,325
52,400	Daiwa House Industry Company, Ltd.	1,438,201
8,700	Dena Company, Ltd.	279,896
45,000	Denki Kagaku Kogyo KK	204,146
23,000	Denso Corporation	1,000,845
25,200	DIC Corporation	763,354
1,800	DISCO Corporation	217,553
5,300	Doshisha Company, Ltd.	109,676
18,100	Doutor Nichires Holdings Company, Ltd.	362,284
42,392	DOWA Holdings Company, Ltd.	314,837
50,000	DTS Corporation	1,107,701
18,000	DUSKIN Company, Ltd.	345,750
35,100	EDION Corporation	310,965
29,400	Electric Power Development Company, Ltd.	684,636
6,600	EPS Holdings, Inc.	86,613
20,300	Fancl Corporation	306,815
14,990	Fields Corporation	181,736
13,300	Foster Electric Company, Ltd.	244,056
4	Frontier Real Estate Investment Corporation	18,815
84,600	Fuji Heavy Industries, Ltd.	3,305,873
5,700	Fuji Machine Manufacturing Company, Ltd.	72,544
7,700	Fuji Soft, Inc.	204,533
5,000	Fujibo Holdings, Inc.	158,122
4,000	Fujicco Company, Ltd.	91,517
42,900	FUJIFILM Holdings NPV	1,622,088
83,700	Fujikura, Ltd.	491,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value
Japan (18.6%) - continued
179,000	Fukuoka Financial Group, Inc.	$774,618
3,300	Futaba Corporation	53,877
3,800	Fuyo General Lease Company, Ltd.	192,711
8,700	Geo Holdings Corporation	110,368
53,800	Gree, Inc.	298,327
17,300	Gunma Bank, Ltd.	82,605
136	Hankyu REIT, Inc.	193,663
115,800	Haseko Corporation	1,126,943
19,400	Heiwa Corporation	455,731
4,300	Heiwa Real Estate Company, Ltd.	61,189
310	Heiwa Real Estate REIT, Inc.	234,614
366,981	Hiroshima Bank, Ltd.	1,570,553
4,700	Hitachi Capital Corporation	104,845
25,300	Hitachi High-Technologies Corporation	1,055,162
9,900	Hitachi Transport System, Ltd.	204,083
244,000	Hitachi, Ltd.	1,300,738
34,700	Hokuhoku Financial Group, Inc.	500,193
240,800	Honda Motor Company, Ltd.	7,205,127
46,000	Hosiden Corporation	341,148
8,300	IBJ Leasing Company, Ltd.	173,592
421	Ichigo Real Estate Investment Corporation	283,721
69,900	Iida Group Holdings Company, Ltd.	1,351,133
11,100	INES Corporation	123,452
90,300	ITOCHU Corporation	1,140,372
23,200	Iyo Bank, Ltd.	142,583
44,900	Japan Airlines Company, Ltd.	1,325,080
5,000	Japan Digital Laboratory Company, Ltd.	77,706
19,800	Japan Post Bank Company, Ltd.	233,342
17,300	Japan Securities Finance Company, Ltd.	76,888
2,600	J-Oil Mills, Inc.	92,449
74,200	JTEKT Corporation	1,098,051
4,200	Kadokawa Dwango Corporation	62,023
14,000	Kamigumi Company, Ltd.	119,539
19,000	Kandenko Company, Ltd.	187,305
12,000	Kanematsu Corporation	19,746
32,900	Kao Corporation	1,692,920
137,600	KDDI Corporation	4,182,101
40,400	Keihin Corporation	660,418
198	Kenedix Office Investment Corporation	1,116,436
22	Kenedix Residential Investment Corporation	62,494
4,000	Kewpie Corporation	113,603
65,600	Kinden Corporation	790,028
16,000	Kissei Pharmaceutical Company, Ltd.	418,162
47,400	KITZ Corporation	272,559
11,674	Koei Tecmo Holdings Company, Ltd.	223,337
17,800	Kohnan Shoji Company, Ltd.	352,089
46,100	Kokuyo Company, Ltd.	610,727
8,600	KOMERI Company, Ltd.	209,990
56,400	K’s Holdings Corporation	976,056
82,900	Kuraray Company, Ltd.	1,256,807
1,400	Kuroda Electric Company, Ltd.	27,240
17,500	Kyocera Corporation	850,307
30,000	Maeda Road Construction Company, Ltd.	555,003
158,000	Makino Milling Machine Company, Ltd.	1,003,975
3,200	Mandom Corporation	149,250
6,400	Maruwa Company, Ltd.	241,516
90,500	Marvelous, Inc.	643,175
7,300	Matsui Securities Company, Ltd.	58,406
37,700	Matsumotokiyoshi Holdings Company, Ltd.	1,942,241
1,500	Mimasu Semiconductor Industry Company, Ltd.	19,089
26,700	MIRAIT Holdings Corporation	236,753
66,000	Mitsubishi Chemical Holdings Corporation	433,351
81,300	Mitsubishi Electric Corporation	1,099,923
115,000	Mitsubishi Heavy Industries, Ltd.	491,955
16,800	Mitsubishi Materials Corporation	481,336
428,400	Mitsubishi UFJ Financial Group, Inc.	2,210,463
68,400	Mitsui & Company, Ltd.	947,683
453,000	Mitsui Engineering & Shipbuilding Company, Ltd.	629,436
2,011,200	Mizuho Financial Group, Inc.	3,386,363
2,700	Mochida Pharmaceutical Company, Ltd.	211,551
613	Mori Trust Sogo REIT, Inc.	986,307
32,000	Morinaga and Company, Ltd.	1,488,489
61,412	MS and AD Insurance Group Holdings, Inc.	1,823,127
21,400	Namura Shipbuilding Company, Ltd.	130,494
9,400	NEC Networks & System Integration Corporation	167,054
63,600	Net One Systems Company, Ltd.	461,949
4,700	Nifco, Inc.	270,681
10,000	Nikkon Holdings Company, Ltd.	214,771
205,000	Nippon Electric Glass Company, Ltd.	1,115,196
17,500	Nippon Flour Mills Company, Ltd.	258,811
10,000	Nippon Shokubai Company, Ltd.	690,100
219,600	Nippon Suisan Kaisha, Ltd.	1,055,476
87,600	Nippon Telegraph & Telephone Corporation	3,883,907
20,000	Nippon Thompson Company, Ltd.	79,125
79,000	Nipro Corporation	975,566
46,700	Nishi-Nippon City Bank, Ltd.	464,907
139,378	Nissan Motor Company, Ltd.	1,417,821
54,000	Nisshin OilliO Group, Ltd.	245,503
45,100	Nisshinbo Holdings, Inc.	449,028
1,300	Nissin Electric Company, Ltd.	17,335
800	Nittetsu Mining Company, Ltd.	33,380
12,400	Nitto Denko Corporation	863,888
13,683	Nitto Kogyo Corporation	200,722
14,600	Nomura Real Estate Holdings, Inc.	246,545
15,400	Noritz Corporation	319,174
40,700	North Pacific Bank, Ltd.	151,786
15,700	NSD Company, Ltd.	252,679
3,400	NTT Data Corporation	175,458
119,500	NTT DOCOMO, Inc.	3,001,124
114,800	Obayashi Corporation	1,105,893
29,500	Okamura Corporation	289,421
5,700	Okinawa Electric Power Company, Inc.	132,043
127,000	Okuma Corporation	1,062,794
19,300	Oracle Corporation Japan	1,050,361
792,000	Osaka Gas Company, Ltd.	3,294,089
80,200	Otsuka Holdings Company, Ltd.	3,510,023
18,500	Paltac Corporation	453,992
15,400	Paramount Bed Holdings Company, Ltd.	586,515
10,300	Plenus Company, Ltd.	211,995
76,900	Rengo Company, Ltd.	482,264
9,500	Round One Corporation	67,112
8,000	Ryobi, Ltd.	32,249
8,500	San-in Godo Bank, Ltd.	61,157
45,000	Sanyo Shokai, Ltd.	72,463
6,900	Secom Company, Ltd.	497,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value
Japan (18.6%) - continued
74,300	Seino Holdings Company, Ltd.	$823,295
471	Sekisui House SI Investment Corporation	546,009
84,800	Sekisui House, Ltd.	1,401,212
8,700	SENKO Company, Ltd.	60,147
25,000	Shimachu Company, Ltd.	670,822
29,000	Shindengen Electric Manufacturing Company, Ltd.	125,411
19,400	Shinko Electric Industries Company, Ltd.	125,025
39,000	ShinMaywa Industries, Ltd.	301,880
16,100	Showa Denko KK	212,734
74,600	SKY Perfect JSAT Holdings, Inc.	369,684
12,700	SoftBank Group Corporation	799,860
34,100	Sumco Corporation	356,773
5,000	Sumitomo Bakelite Company, Ltd	27,154
130,591	Sumitomo Corporation	1,501,354
13,800	Sumitomo Electric Industries, Ltd.	203,874
275,000	Sumitomo Heavy Industries, Ltd.	1,447,741
14,000	Sumitomo Metal Mining Company, Ltd.	181,928
36,700	Sumitomo Mitsui Financial Group, Inc.	1,272,451
23,200	Tadano, Ltd.	260,531
9,700	Tamron Company, Ltd.	169,832
64,000	TIS, Inc.	1,448,222
39,000	Toagosei Company, Ltd.	434,089
34,200	Toho Holdings Company, Ltd.	717,567
80,900	Tohoku Electric Power Company, Inc.	991,175
6,800	Tokai Rika Company, Ltd.	127,518
25,300	Tokyo Electron, Ltd.	2,282,187
56,000	Tokyo Gas Company, Ltd.	254,098
418	Tokyu REIT, Inc.	551,213
27,000	Toppan Forms Company, Ltd.	268,379
13,000	Toray Industries, Inc.	120,990
20,300	Tosei Corporation	151,950
94,000	Toshiba Machine Company, Ltd.	339,492
67,000	Tosoh Corporation	437,544
4,000	TOTO, Ltd.	159,803
12,700	Toyota Industries Corporation	582,719
66,600	Toyota Motor Corporation	3,863,250
44,000	Tsubakimoto Chain Company	348,545
119,000	Ube Industries, Ltd.	245,567
2,400	ULVAC, Inc.	75,778
47,000	Valor Company, Ltd.	1,333,128
4,300	Warabeya Nichiyo Holdings Company, Ltd.	103,713
26,700	West Japan Railway Company	1,644,101
5,700	Xebio Holdings Company, Ltd.	88,482
47,600	Yahoo Japan Corporation	182,593
205,900	Yamada Denki Company, Ltd.	1,064,294
32,200	Yamato Kogyo Company, Ltd.	906,582
14,700	Yodogawa Steel Works, Ltd.	401,350
6,700	Yorozu Corporation	105,508
4,900	Zenkoku Hosho Company, Ltd.	210,675

	Total	140,667,740

Jersey (0.3%)
4,479	Phoenix Group Holdings	40,013
109,228	WPP plc	2,371,683

	Total	2,411,696

Luxembourg (0.8%)
17,919	APERAM	814,939
5,100	Millicom International Cellular SA	224,077
46,526	Oriflame Holdings AGb	1,709,338
116,583	Subsea 7 SAb	1,305,074
56,000	Tenaris SA ADR[a]	1,579,200
20,560	Ternium SA ADR	491,590

	Total	6,124,218

Malaysia (0.2%)
293,534	CIMB Group Holdings Berhad	351,645
306,500	Public Bank Berhad	1,451,034

	Total	1,802,679

Mexico (1.2%)
38,000	Fomento Economico Mexicano SAB de CV ADR	3,635,460
10,600	Grupo Aeroportuario del Sureste SAB de CV ADR	1,685,400
558,813	Grupo Financiero Banorte SAB de CV ADR	3,296,527
207,000	Organizacion Soriana SAB de CVb	562,594

	Total	9,179,981

Netherlands (2.3%)
334,786	Aegon NV	1,448,272
8,200	Akzo Nobel NV	529,813
8,200	Akzo Nobel NV Rights[d]	1
224,800	Arcelor Mittal[b]	1,518,972
19,124	ASM International NV	815,747
36,223	BE Semiconductor Industries NV	1,180,037
17,465	Corbion NV	402,895
2,988	Euronext NVc	119,657
18,280	Ferrari NV	964,636
134,790	Koninklijke Ahold Delhaize NV	3,074,899
41,946	Koninklijke Boskalis Westminster NV	1,352,831
3,300	Koninklijke Vopak NV	166,560
34,943	NN Group NV	1,052,581
17,300	Randstad Holding NV	889,792
3,002	TKH Group NV	115,534
78,027	Unilever NV	3,263,570
78,027	Unilever NV Rights[d]	9
16,972	Wolters Kluwer NV	656,315

	Total	17,552,121

New Zealand (<0.1%)
76,720	Trade Me Group, Ltd.	266,510

	Total	266,510

Norway (1.3%)
10,791	Aker BP ASA[b]	172,674
54,632	Aker Solutions ASA[b]	250,584
24,365	Austevoll Seafood ASA	219,675
16,805	Borregaard ASA	164,719
51,476	BW LPG, Ltd.[c]	166,060
75,526	Marine Harvest ASA	1,370,516
632,299	Norsk Hydro ASA	2,826,845
14,702	Ocean Yield ASA	122,759
81,993	Orkla ASA	774,213
11,879	Petroleum Geo-Services ASA[b]	31,888
34,375	SalMar ASA	1,115,527
14,012	SpareBank 1 SMN	103,025
14,379	Statoil ASA	234,752
16,588	Storebrand ASA[b]	85,314
97,746	Telenor ASA	1,554,636
12,000	TGS Nopec Geophysical Company ASA	242,728
16,465	Yara International ASA	581,614

	Total	10,017,529

Philippines (0.6%)
3,500,800	Ayala Land, Inc.	2,618,573
911,364	Bank of the Philippine Islands	1,902,812

	Total	4,521,385

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value
Poland (0.2%)
47,898	Bank Pekao SA	$1,478,329

	Total	1,478,329

Portugal (0.9%)
66,048	Altri SGPS SA	230,143
2,978,379	Banco Espirito Santo SAb,d	327
386,200	Electricidade de Portugal SA	1,276,498
191,248	Galp Energia SGPS SA	2,593,006
160,433	Jeronimo Martins SGPS SA	2,756,752

	Total	6,856,726

Russia (0.7%)
51,500	Lukoil ADR	2,505,080
15,197	Magnit PJSC	2,548,230

	Total	5,053,310

Singapore (0.7%)
58,700	Indofood Agri Resources, Ltd.	20,227
63,900	Mapletree Greater China Commercial Trust[b]	47,797
33,400	Oversea-Chinese Banking Corporation, Ltd.	203,477
879,600	Sheng Siong Group, Ltd.	660,748
209,100	StarHub, Ltd.	507,574
86,900	United Engineers, Ltd.	161,708
184,293	United Overseas Bank, Ltd.	2,486,228
150,700	Venture Corporation, Ltd.	1,029,462
52,300	Wing Tai Holdings, Ltd.	63,719
335,200	Yanlord Land Group, Ltd.	333,566

	Total	5,514,506

South Africa (0.6%)
141,890	Massmart Holdings, Ltd.	1,229,722
138,659	MTN Group, Ltd.	1,197,645
327,111	Truworths International, Ltd.	1,735,524

	Total	4,162,891

South Korea (0.3%)
569	Amorepacific Corporation	99,320
2,918	Amorepacific Group	376,682
2,013	E-Mart Company, Ltd.	285,444
1,951	NAVER Corporation	1,459,671

	Total	2,221,117

Spain (1.2%)
10,900	Abertis Infraestructuras SA	161,567
11,724	Aena SAc	1,717,992
39,300	Banco Bilbao Vizcaya Argentaria SA	282,910
52,000	CaixaBank SA	156,905
15,890	CIE Automotive SA	327,126
461	Construcciones y Auxiliar de Ferrocarriles SA	173,732
103,800	Distribuidora Internacional de Alimentacion SA	554,408
35,215	Ebro Foods SA	759,357
14,140	Faes Farma SA	51,909
15,825	Gamesa Corporacion Tecnologia SA	365,376
518,456	Iberdrola SA	3,528,344
13,001	Lar Espana Real Estate SOCIMI SA	93,311
4,443	Let’s GOWEX SAb,d	0
68,115	Prosegur Compania de Seguridad SA	493,918
2,370	Tecnicas Reunidas SA	88,677
17,000	Zardoya Otis SA	143,176

	Total	8,898,708

Sweden (1.4%)
52,500	Alfa Laval AB	753,200
49,600	Axfood AB	775,146
1,535	Bilia AB	36,600
6,404	Bure Equity AB	70,167
26,600	Castellum AB	360,429
39,397	Dios Fastigheter AB	262,360
741	Fabege AB	12,515
5,974	Fastighets AB Balder[b]	135,690
39,977	Granges AB	388,478
16,040	Indutrade AB	298,350
21,663	Inwido AB	236,734
72,327	Klovern AB, Class B	76,297
10,686	Kungsleden AB	67,379
17,182	Loomis AB	488,404
5,797	NCC ABb	147,313
435,000	Nordea Bank AB	4,571,470
4,656	Peab AB	39,488
7,999	SAAB AB	283,306
26,200	Securitas AB	404,368
27,400	Svenska Handelsbanken AB	373,548
126,400	Telefonaktiebolaget LM Ericsson	613,149
1,750	Vitrolife AB	90,536
14,208	Wihlborgs Fastigheter AB	275,384

	Total	10,760,311

Switzerland (5.9%)
219,491	ABB, Ltd.	4,528,194
15,031	Actelion, Ltd.	2,171,918
3,666	Adecco SA	217,687
4,194	Ascom Holding AG	71,818
329	Autoneum Holding AG	87,059
792	Bobst Group SA	43,620
10,972	Cembra Money Bank AGb	838,618
1,214	Daetwyler Holding AG	166,306
974	dorma+kaba Holding AG	676,817
328	Emmi AG	193,760
523	Forbo Holding AG	666,708
1,748	Georg Fischer AG	1,549,770
100	Givaudan SA	193,407
699,230	Glencore Xstrata plc[b]	2,140,426
1,200	Helvetia Holding AG	624,318
207	Implenia AG	13,864
1,591	Kardex AG	136,221
823	Komax Holding AG	198,191
16,982	Logitech International SA	410,735
15,204	Lonza Group AG	2,869,021
1,929	Mobimo Holding AG	464,152
122,570	Nestle SA	8,888,030
66,959	Novartis AG	4,751,918
3,369	Partners Group Holding AG	1,705,524
1,250	Rieter Holding AG	237,734
3,300	Roche Holding AG-BR	766,970
30,489	Roche Holding AG-Genusschein	7,002,766
214	Schweiter Technologies AG	230,533
2,300	Swiss Prime Site AGb	190,760
1,400	Swisscom AG	639,972
3,141	Tecan Group AG	517,576
1,005	Temenos Group AGb	64,904
3,714	UBS Group AG	52,507
2,014	Valiant Holding AG	191,010
3,405	Valora Holding AG	990,136
314	Zehnder Group AGb	13,048
1,600	Zurich Insurance Group AGb	418,811

	Total	44,924,809

Taiwan (0.7%)
321,100	Taiwan Mobile Company, Ltd.	1,123,479
752,362	Taiwan Semiconductor Manufacturing Company, Ltd.	4,515,193

	Total	5,638,672

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (87.5%)	Value
Thailand (0.7%)
191,150	Siam Cement pcl	$2,752,659
598,700	Siam Commercial Bank pcl	2,451,286

	Total	5,203,945

Turkey (0.7%)
652,258	Akbank TAS	1,745,546
105,296	BIM Birlesik Magazalar AS	1,716,546
626,000	Turkiye Garanti Bankasi AS	1,703,433

	Total	5,165,525

United Kingdom (11.1%)
203,396	3i Group plc	1,667,285
46,563	Abcam plc	495,861
45,700	Aggreko plc	446,836
49,153	Amec Foster Wheeler plc	268,176
86,523	Anglo American plc[b]	1,200,876
31,158	Ashmore Group plc	133,811
6,054	ASOS plc[b]	388,630
61,100	AstraZeneca plc	3,421,314
160,020	Auto Trader Group plc[c]	733,130
30,200	Babcock International Group plc	365,054
159,631	Beazley plc	710,772
25,581	Bellway plc	740,272
42,359	Berendsen plc	499,884
10,000	BHP Billiton plc	150,371
51,000	BHP Billiton plc	769,207
2,243	Big Yellow Group plc	18,977
15,905	Bodycote plc	115,270
82,034	British American Tobacco plc	4,701,630
58,400	British Land Company plc	418,111
28,880	Bunzl plc	775,354
70,611	Burberry Group plc	1,273,480
9,500	Close Brothers Group plc	154,161
138,000	Cobham plc	240,776
138,476	Compass Group plc	2,505,635
57,900	Countrywide plc	127,051
30,370	Crest Nicholson Holdings plc	150,942
6,300	Croda International plc	269,419
27,144	CYBG plc[b]	89,727
104,896	Diageo plc	2,791,980
67,663	Direct Line Insurance Group plc	286,254
177,561	Domino’s Pizza Group plc	738,280
55,766	DS Smith plc	271,927
8,262	Electrocomponents plc	37,680
10,487	Fenner plc	28,105
158,149	GlaxoSmithKline plc	3,124,139
1,386	Greggs plc	16,201
28,537	Halma plc	365,329
19,586	Hansteen Holdings plc	25,771
25,263	Hiscox, Ltd.	315,456
12,748	Hostelworld Group plc[c]	34,678
50,911	Howden Joinery Group plc	233,130
971,942	HSBC Holdings plc	7,319,857
5,711	Hunting plc	35,098
95,917	IG Group Holdings plc	968,593
69,947	Imperial Brands plc	3,383,479
29,914	Inchcape plc	237,839
320,406	Indivior plc	1,230,585
112,420	Informa plc	924,894
104,145	Intermediate Capital Group plc	771,420
39,300	Interserve plc	162,830
27,736	Intertek Group plc	1,157,209
1,203	J D Wetherspoon plc	12,811
34,989	JD Sports Fashion plc	650,531
127,066	John Wood Group plc	1,194,320
59,733	Jupiter Fund Management plc	314,948
277,086	Ladbrokes plc	452,388
52,000	Legal & General Group plc	133,030
9,736	LondonMetric Property plc	17,764
299,000	Marks and Spencer Group plc	1,244,081
63,466	Meggitt plc	337,638
51,493	Micro Focus International plc	1,348,377
236,000	Mitie Group plc	606,508
50,309	National Express Group plc	226,005
3,000	Next plc	176,502
98,100	Old Mutual plc	241,321
31,040	OneSavings Bank plc	110,180
150,025	Paragon Group of Companies plc	608,497
35,888	Persimmon plc	742,879
50,459	Premier Oil plc[b]	40,631
218,459	QinetiQ Group plc	615,214
30,926	Reckitt Benckiser Group plc	2,766,667
90,247	RELX plc	1,610,929
9,812	Rentokil Initial plc	27,369
56,600	Restaurant Group plc	259,645
44,383	Rio Tinto plc	1,543,439
37,271	Royal Dutch Shell plc	928,700
8,879	Royal Dutch Shell plc, Class A	221,150
273,279	Royal Dutch Shell plc, Class B	7,048,581
30,600	RPC Group plc	354,856
127,836	Saga plc	310,080
7,018	Schroders plc	241,559
84,400	Sky plc	843,771
58,600	Smiths Group plc	1,015,435
8,589	Spectris plc	215,057
22,345	Spirax-Sarco Engineering plc	1,204,738
32,588	SSE plc	633,613
93,000	Stagecoach Group plc	224,971
165,332	Standard Chartered plc[b]	1,437,718
7,173	Stobart Group, Ltd.	14,245
54,413	Synthomer plc	238,035
70,789	Tate & Lyle plc	675,115
241,180	Taylor Wimpey plc	417,663
152,947	Tritax Big Box REIT plc	254,228
44,599	Tullett Prebon plc	193,792
36,292	Unilever plc	1,515,168
16,538	Virgin Money Holdings (UK) plc	66,598
468,055	Vodafone Group plc	1,285,437
13,551	WH Smith plc	243,912
510,234	William Hill plc	1,845,760
6,068	WS Atkins plc	112,133

	Total	84,116,735

United States (0.2%)
19,100	Yum! Brands, Inc.	1,647,948

	Total	1,647,948

	Total Common Stock (cost $640,872,363)	662,481,276

Principal Amount	Long-Term Fixed Income (9.6%)
Angola (0.1%)
	Angola Government International Bond
$410,000	9.500%, 11/12/2025	401,164

	Total	401,164

Argentina (0.5%)
	Argentina Government International Bond
410,000	6.875%, 4/22/2021[c]	443,620
460,000	7.500%, 4/22/2026[c]	502,550
150,000	6.625%, 7/6/2028[c]	154,275
399,070	7.820%, 12/31/2033[e]	468,309

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (9.6%)	Value
Argentina (0.5%) - continued
$154,224	8.280%, 12/31/2033	$167,796
81,318	8.280%, 12/31/2033	91,198
714,000	0.000%, 12/15/2035[e,f]	80,810
400,000	7.125%, 7/6/2036[c]	412,400
300,000	7.125%, 7/6/2036	309,300
300,000	2.500%, 12/31/2038[g]	205,050
	Argentine Bonos del Tesoro
2,810,000	16.000%, 10/17/2023[h]	187,766
6,380,000	15.500%, 10/17/2026[h]	426,316
	Cablevision SA
150,000	6.500%, 6/15/2021[c]	156,000
	YPF SA
155,000	8.875%, 12/19/2018	169,097

	Total	3,774,487

Armenia (<0.1%)
	Armenia Government International Bond
210,000	7.150%, 3/26/2025	221,550

	Total	221,550

Azerbaijan (0.1%)
	State Oil Company of Azerbaijan Republic
610,000	4.750%, 3/13/2023	607,179

	Total	607,179

Belize (<0.1%)
	Belize Government International Bond
135,900	5.000%, 2/20/2038*,g	73,726

	Total	73,726

Bermuda (0.1%)
	Bermuda Government International Bond
200,000	3.717%, 1/25/2027[c]	200,470
	Digicel, Ltd.
200,000	6.000%, 4/15/2021*	178,940
330,000	6.750%, 3/1/2023[c]	296,076

	Total	675,486

Brazil (0.3%)
	Banco do Brasil SA/Cayman
600,000	9.000%, 6/18/2049[i]	555,600
	Brazil Government International Bond
400,000	2.625%, 1/5/2023	369,600
	Brazil Loan Trust 1
350,095	5.477%, 7/24/2023*	352,720
	Brazil Minas SPE via State of Minas Gerais
660,000	5.333%, 2/15/2028*	646,800
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016*,d,j	0
	Tupy SA
200,000	6.625%, 7/17/2024[c]	204,480

	Total	2,129,200

Bulgaria (0.2%)
	Bulgaria Government International Bond
100,000	4.250%, 7/9/2017[e]	112,887
150,000	1.875%, 3/21/2023[e]	172,269
100,000	2.950%, 9/3/2024[e]	121,576
100,000	2.625%, 3/26/2027[e]	117,312
350,000	3.000%, 3/21/2028[e]	417,782
380,000	3.125%, 3/26/2035[e]	428,118

	Total	1,369,944

Cayman Islands (0.1%)
	Petrobras International Finance Company
220,000	5.750%, 1/20/2020	227,040
290,000	5.375%, 1/27/2021	287,158

	Total	514,198

Chile (0.2%)
	Banco del Estado de Chile
290,000	4.125%, 10/7/2020	309,666
100,000	4.125%, 10/7/2020[c]	106,782
	Chile Government International Bond
364,000	3.125%, 1/21/2026	380,744
	GNL Quintero SA
310,000	4.634%, 7/31/2029[c]	325,500
	Itau CorpBanca
286,000	3.875%, 9/22/2019[c]	297,901
	Sociedad Quimica y Minera de Chile SA
200,000	3.625%, 4/3/2023	196,000
200,000	4.375%, 1/28/2025*	201,000

	Total	1,817,593

Colombia (0.3%)
	Banco de Bogota S.A.
200,000	5.000%, 1/15/2017	201,280
650,000	6.250%, 5/12/2026[c,k]	671,125
	Colombia Government International Bond
30,000	8.125%, 5/21/2024	38,805
320,000	4.500%, 1/28/2026	342,400
200,000	3.875%, 3/22/2026[e]	245,919
187,000	6.125%, 1/18/2041	213,647
810,000	5.625%, 2/26/2044	884,925

	Total	2,598,101

Costa Rica (0.3%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	203,956
220,000	5.250%, 8/12/2018[c]	224,352
	Banco Nacional de Costa Rica
220,000	4.875%, 11/1/2018[c]	223,766
280,000	6.250%, 11/1/2023[c]	291,099
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	36,139
200,000	5.625%, 4/30/2043	176,920
210,000	5.625%, 4/30/2043[c]	185,766
650,000	7.158%, 3/12/2045[c]	679,250

	Total	2,021,248

Croatia (<0.1%)
	Croatia Government International Bond
100,000	3.875%, 5/30/2022[e]	118,460
150,000	3.000%, 3/11/2025[e]	167,751

	Total	286,211

Dominican Republic (0.5%)
	Aeropuertos Dominicanos Siglo XXI SA
400,000	9.750%, 11/13/2019	419,000
	Dominican Republic Government International Bond
24,134	9.040%, 1/23/2018	25,100
4,000,000	15.000%, 4/5/2019[l]	96,151
900,000	16.000%, 7/10/2020[l]	23,068
400,000	7.500%, 5/6/2021	440,080
600,000	11.500%, 5/10/2024[l]	13,584
100,000	6.875%, 1/29/2026[c]	110,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (9.6%)	Value
Dominican Republic (0.5%) - continued
$290,000	8.625%, 4/20/2027	$340,750
1,600,000	18.500%, 2/4/2028[c,l]	50,570
3,700,000	11.375%, 7/6/2029[l]	82,369
392,000	7.450%, 4/30/2044	435,120
990,000	6.850%, 1/27/2045	1,029,600
760,000	6.850%, 1/27/2045[c]	790,400

	Total	3,856,542

Ecuador (0.1%)
	Ecuador Government International Bond
310,000	10.750%, 3/28/2022	327,825
430,000	7.950%, 6/20/2024	405,275
	EP PetroEcuador
246,316	6.487%, 9/24/2019[f]	243,237

	Total	976,337

El Salvador (0.2%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	105,433
40,000	7.750%, 1/24/2023	43,700
92,000	5.875%, 1/30/2025	91,080
99,000	6.375%, 1/18/2027	98,505
50,000	8.250%, 4/10/2032	54,493
494,000	7.650%, 6/15/2035	511,740
150,000	7.625%, 2/1/2041	153,983

	Total	1,058,934

Gabon (<0.1%)
	Gabon Government International Bond
400,000	6.375%, 12/12/2024	366,712

	Total	366,712

Ghana (0.1%)
	Ghana Government International Bond
350,000	10.750%, 10/14/2030[c]	412,055

	Total	412,055

Guatemala (0.2%)
	Agromercantil Senior Trust
170,000	6.250%, 4/10/2019[c]	178,075
	Guatemala Government International Bond
400,000	5.750%, 6/6/2022	446,000
230,000	4.500%, 5/3/2026[c]	235,750
700,000	4.875%, 2/13/2028	732,928

	Total	1,592,753

Honduras (0.1%)
	Honduras Government International Bond
290,000	8.750%, 12/16/2020*	328,497
400,000	8.750%, 12/16/2020	453,100

	Total	781,597

Hong Kong (<0.1%)
	China Resources Cement Holdings, Ltd.
200,000	2.125%, 10/5/2017	200,713

	Total	200,713

Hungary (0.3%)
	Hungary Government International Bond
750,000	6.250%, 1/29/2020	840,000
10,000	6.375%, 3/29/2021	11,537
390,000	5.375%, 2/21/2023	442,572
720,000	5.750%, 11/22/2023	840,060
20,000	5.375%, 3/25/2024	22,978
190,000	7.625%, 3/29/2041	289,560

	Total	2,446,707

India (<0.1%)
	Greenko Dutch BV
250,000	8.000%, 8/1/2019[c]	267,029

	Total	267,029

Indonesia (0.6%)
	Indonesia Government International Bond
330,000	2.625%, 6/14/2023[c,e]	376,145
843,000	5.875%, 1/15/2024	977,950
200,000	4.125%, 1/15/2025	209,778
520,000	3.375%, 7/30/2025[e]	617,096
210,000	4.750%, 1/8/2026[c]	228,922
200,000	3.750%, 6/14/2028[c,e]	235,651
280,000	8.500%, 10/12/2035	414,200
280,000	5.250%, 1/17/2042	306,609
600,000	6.750%, 1/15/2044	791,003
200,000	5.950%, 1/8/2046	242,177
	Perusahaan Penerbit SBSN Indonesia III
260,000	4.325%, 5/28/2025	271,388
	PT Perusahaan Gas Negara (Persero) Tbk PT
210,000	5.125%, 5/16/2024	224,135

	Total	4,895,054

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
160,000	3.839%, 12/30/2018[c]	166,200

	Total	166,200

Japan (0.1%)
	SoftBank Group Corporation
200,000	4.500%, 4/15/2020	205,500
200,000	4.500%, 4/15/2020[c]	205,500
	Universal Entertainment Corporation
250,000	8.500%, 8/24/2020*	250,000

	Total	661,000

Kazakhstan (0.1%)
	Kazakhstan Government International Bond
200,000	4.875%, 10/14/2044	202,008
	KazMunayGas National Company JSC
570,000	9.125%, 7/2/2018	625,027

	Total	827,035

Kenya (0.1%)
	Kenya Government International Bond
430,000	6.875%, 6/24/2024	428,925

	Total	428,925

Luxembourg (0.3%)
	Altice Financing SA
200,000	6.625%, 2/15/2023[c]	206,000
	Gazprom Neft OAO Via GPN Capital SA
450,000	6.000%, 11/27/2023[c]	475,312
	Gazprom OAO Via Gaz Capital SA
350,000	9.250%, 4/23/2019	399,384
	Sberbank of Russia Via SB Capital SA
200,000	5.500%, 2/26/2024	198,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (9.6%)	Value
Luxembourg (0.3%) - continued
	Severstal OAO
$170,000	6.700%, 10/25/2017	$176,784
	Telefonica Celular del Paraguay SA
200,000	6.750%, 12/13/2022	208,500
	Wind Acquisition Finance SA
450,000	7.000%, 4/23/2021[e]	514,367
210,000	7.375%, 4/23/2021	215,775

	Total	2,394,122

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
340,000	4.875%, 12/1/2020[c,e]	394,166
280,000	5.625%, 7/26/2023[c,e]	325,573

	Total	719,739

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023[c]	194,754
	MTN Mauritius Investment, Ltd.
270,000	6.500%, 10/13/2026[c]	273,847

	Total	468,601

Mexico (0.9%)
	America Movil SAB de CV
2,010,000	6.000%, 6/9/2019[m]	105,195
	Cemex SAB de CV
100,000	4.750%, 1/11/2022[c,e]	113,903
	Gruma, SAB de CV
200,000	4.875%, 12/1/2024[c]	217,000
	Metalsa SA de CV
190,000	4.900%, 4/24/2023[c]	186,200
	Mexican Bonos
4,783,300	8.000%, 12/7/2023[m]	280,456
6,814,200	7.500%, 6/3/2027[m]	391,519
	Mexico Government International Bond

Mauritius (0.1%)
	Bond
200,000	4.350%, 1/15/2047	189,200
150,000	4.000%, 3/15/2115[e]	148,691
338,000	5.750%, 10/12/2110	345,605
9,316,000	10.000%, 12/5/2024[m]	612,960
62,000	4.750%, 3/8/2044	61,845
	Pemex Project Funding Master Trust
91,000	5.750%, 3/1/2018	95,550
10,000	6.625%, 6/15/2035	10,065
	Petroleos Mexicanos
130,000	5.500%, 2/4/2019[c]	137,605
70,000	3.500%, 7/23/2020	70,245
170,000	6.375%, 2/4/2021	185,980
310,000	6.375%, 2/4/2021[c]	339,140
10,000	3.500%, 1/30/2023	9,445
710,000	5.125%, 3/15/2023[e]	867,090
570,000	6.875%, 8/4/2026[c]	637,260
610,000	6.875%, 8/4/2026	681,980
39,000	5.500%, 6/27/2044	33,595
20,000	6.375%, 1/23/2045	19,010
10,000	5.625%, 1/23/2046	8,647
197,000	6.750%, 9/21/2047[c]	195,276
	Sigma Alimentos SA de CV
240,000	4.125%, 5/2/2026[c]	241,440

	Total	6,184,902

Mongolia (0.1%)
	Mongolia Government International Bond
400,000	5.125%, 12/5/2022	353,025

	Total	353,025

Netherlands (0.2%)
	IHS Netherlands Holdco BV
440,000	9.500%, 10/27/2021[c]	457,637
	Listrindo Capital BV
200,000	4.950%, 9/14/2026[c]	202,006
	Petrobras Global Finance BV
365,000	4.875%, 3/17/2020	367,646
220,000	8.375%, 5/23/2021	243,386

	Total	1,270,675

Nigeria (0.1%)
	Nigeria Government International Bond
206,000	6.750%, 1/28/2021	204,855
200,000	6.375%, 7/12/2023	193,106

	Total	397,961

Pakistan (0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	101,930
360,000	8.250%, 4/15/2024[c]	405,518
110,000	7.875%, 3/31/2036	111,461
	Third Pakistan International Sukuk Company, Ltd.
230,000	5.500%, 10/13/2021[c]	234,328

	Total	853,237

Panama (<0.1%)
	Panama Notas del Tesoro
50,000	4.875%, 2/5/2021	54,250

	Total	54,250

Paraguay (0.2%)
	Banco Regional SAECA
150,000	8.125%, 1/24/2019	162,030
180,000	8.125%, 1/24/2019[c]	194,436
	Paraguay Government International Bond
410,000	5.000%, 4/15/2026[c]	435,625
400,000	6.100%, 8/11/2044	442,000

	Total	1,234,091

Peru (0.1%)
	Abengoa Transmision Sur SA
319,328	6.875%, 4/30/2043*	343,278
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022[c]	218,700
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021[c]	102,600
260,000	6.750%, 11/23/2021	296,400
22,000	4.625%, 4/12/2023	22,990
80,000	4.625%, 4/12/2023[c]	83,600

	Total	1,067,568

Philippines (<0.1%)
	Energy Development Corporation
200,000	6.500%, 1/20/2021	226,250
	Philippines Government International Bond
120,000	9.875%, 1/15/2019	141,164

	Total	367,414

Poland (0.2%)
	Poland Government International Bond
6,550,000	1.750%, 7/25/2021[n]	1,615,787

	Total	1,615,787

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (9.6%)	Value
Romania (<0.1%)
	Romania Government International Bond
$230,000	2.875%, 5/26/2028[e]	$266,194

	Total	266,194

Russia (0.4%)
	Gazprom OAO Via Gaz Capital SA
500,000	7.288%, 8/16/2037	568,750
	Lukoil International Finance BV
200,000	6.125%, 11/9/2020	217,032
	Mobile Telesystems OJSC
200,000	5.000%, 5/30/2023	206,760
	Phosagro OAO via Phosagro Bond Funding, Ltd.
200,000	4.204%, 2/13/2018*	203,240
	Russia Government International Bond
200,000	4.875%, 9/16/2023[c]	214,992
200,000	4.875%, 9/16/2023	214,992
1,600,000	4.750%, 5/27/2026	1,693,408

	Total	3,319,174

Serbia (<0.1%)
	Serbia Government International Bond
210,000	7.250%, 9/28/2021	241,185

	Total	241,185

South Africa (0.2%)
	South Africa Government International Bond
100,000	4.665%, 1/17/2024	104,800
900,000	5.875%, 9/16/2025	1,009,692
410,000	5.000%, 10/12/2046	397,995

	Total	1,512,487

South Korea (<0.1%)
	Export-Import Bank of Korea
200,000	1.443%, 8/14/2017*,f	199,806
	Kookmin Bank
380,000	1.625%, 8/1/2019[c]	378,400

	Total	578,206

Sri Lanka (0.2%)
	Sri Lanka Government International Bond
200,000	5.750%, 1/18/2022[c]	202,774
200,000	6.125%, 6/3/2025	200,517
600,000	6.850%, 11/3/2025[c]	631,554
230,000	6.825%, 7/18/2026[c]	242,673

	Total	1,277,518

Suriname (<0.1%)
	Republic of Suriname
280,000	9.250%, 10/26/2026[c]	292,639

	Total	292,639

Turkey (0.6%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	207,756
	Turkey Government International Bond
413,000	7.500%, 7/14/2017	428,260
140,000	6.750%, 4/3/2018	147,525
900,000	7.000%, 6/5/2020	989,212
600,000	6.250%, 9/26/2022	652,673
640,000	5.750%, 3/22/2024	680,276
421,000	7.375%, 2/5/2025	493,109
200,000	4.250%, 4/14/2026	191,514
50,000	8.000%, 2/14/2034	62,880
240,000	6.875%, 3/17/2036	272,856

	Total	4,126,061

Ukraine (<0.1%)
	Ukraine Government International Bond
298,000	Zero Coupon, 5/31/2040*	94,189

	Total	94,189

United Arab Emirates (0.2%)
	Abu Dhabi Government International Bond
200,000	3.125%, 5/3/2026	207,940
	Dolphin Energy, Ltd.
210,000	5.500%, 12/15/2021	239,930
	Ruwais Power Company PJSC
360,000	6.000%, 8/31/2036[c]	434,700

	Total	882,570

United States (0.3%)
	Cemex Finance, LLC.
140,000	4.625%, 6/15/2024[e]	157,902
	Comcel Trust
200,000	6.875%, 2/6/2024	204,500
	Commonwealth of Puerto Rico Public Improvement Refg. G.O.
30,000	5.500%, 7/1/2032, Ser. Aj	19,088
10,000	5.500%, 7/1/2039, Ser. Aj	6,438
100,000	6.000%, 7/1/2039, Ser. Bj	64,750
	Commonwealth of Puerto Rico Refg. G.O.
120,000	8.000%, 7/1/2035, Ser. Aj	81,750
	HSBC Bank USA NA
901,000	10.000%, 1/5/2017[o]	289,756
380,000	6.000%, 8/15/2040*,p	365,855
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
10,000	5.375%, 8/1/2038, Ser. C	5,092
350,000	5.250%, 8/1/2041, Ser. C	175,049
60,000	5.000%, 8/1/2043, Ser. A-1	30,006
5,000	5.250%, 8/1/2043, Ser. A-1	2,501
	Puerto Rico Sales Tax Financing Corporation Rev.
95,000	5.500%, 8/1/2028, Ser. A	48,749
55,000	6.750%, 8/1/2032, Ser. A	30,326
5,000	5.500%, 8/1/2037, Ser. A	2,558
35,000	5.375%, 8/1/2039, Ser. A	17,818
550,000	5.500%, 8/1/2042, Ser. A	281,292
35,000	6.000%, 8/1/2042, Ser. A	18,504
	U.S. Treasury Notes
1,000,000	1.250%, 10/31/2021	996,914

	Total	2,798,848

Venezuela (0.3%)
	Petroleos de Venezuela SA
1,740,000	6.000%, 5/16/2024	652,500
1,677,000	6.000%, 11/15/2026	622,955
120,000	5.375%, 4/12/2027	43,896
20,000	5.500%, 4/12/2037	7,330
	Venezuela Government International Bond
290,000	7.750%, 10/13/2019	147,175
77,000	6.000%, 12/9/2020	34,188
330,000	9.000%, 5/7/2023	151,470
389,000	8.250%, 10/13/2024	171,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (9.6%)	Value
Venezuela (0.3%) - continued
$603,000	9.250%, 5/7/2028	$279,490
260,000	9.375%, 1/13/2034	120,640
50,000	7.000%, 3/31/2038	20,925

	Total	2,252,118

Vietnam (0.1%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	116,000
	Vietnam Government International Bond
290,000	6.750%, 1/29/2020[c]	323,018

	Total	439,018

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
20,000	6.750%, 2/9/2022	20,700
150,000	6.750%, 2/9/2022[c]	155,250

	Total	175,950

Zambia (0.3%)
	Zambia Government International Bond
400,000	5.375%, 9/20/2022	347,712
210,000	8.500%, 4/14/2024	204,353
380,000	8.970%, 7/30/2027[c]	372,567
1,000,000	8.970%, 7/30/2027	980,440

	Total	1,905,072

	Total Long-Term Fixed Income (cost $72,402,725)	72,570,281

Shares	Preferred Stock (1.0%)
Brazil (0.1%)
155,282	Vale SA ADR[b]	1,000,016

	Total	1,000,016

Germany (0.2%)
10,711	Volkswagen AG	1,476,792

	Total	1,476,792

South Korea (0.7%)
4,230	Samsung Electronics Company, Ltd.	4,863,527

	Total	4,863,527

	Total Preferred Stock (cost $6,358,737)	7,340,335

Shares	Registered Investment Companies (<0.1%)	Value
Equity Funds/ETFs (<0.1%)
2,360	iShares MSCI EAFE Index Fund	136,455

	Total	136,455

	Total Registered Investment Companies (cost $137,158)	136,455

Shares	Collateral Held for Securities Loaned (0.3%)
2,547,690	Thrivent Cash Management Trust	2,547,690

	Total Collateral Held for Securities Loaned (cost $2,547,690)	2,547,690

Shares or Principal Amount	Short-Term Investments (1.1%)[q]
	Federal Home Loan Bank Discount Notes
100,000	0.320%, 11/16/2016[r]	99,992
100,000	0.355%, 1/25/2017[r]	99,924
	Thrivent Core Short-Term Reserve Fund
828,902	0.790%	8,289,014

	Total Short-Term Investments (cost $8,488,917)	8,488,930

	Total Investments (cost $730,807,590) 99.5%	$753,564,967

	Other Assets and Liabilities, Net 0.5%	3,686,529

	Total Net Assets 100.0%	$757,251,496

a	All or a portion of the security is on loan.
b	Non-income producing security.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $24,490,332 or 3.2% of total net assets.

d

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

e	Principal amount is displayed in Euros.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
h	Principal amount is displayed in Argentine Pesos.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Defaulted security. Interest is not being accrued.
k	Denotes investments purchased on a when-issued or delayed delivery basis.
l	Principal amount is displayed in Dominican Republic Pesos.
m	Principal amount is displayed in Mexican Pesos.
n	Principal amount is displayed in Polish Zloty.
o	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
p	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
q	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
r	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Fund as of October 31, 2016 was $3,238,051 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2016

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$319,312
Belize Government International Bond, 8/20/2017	3/20/2013	101,084
Brazil Loan Trust 1, 7/24/2023	7/25/2013	359,361
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	709,407
Digicel, Ltd., 4/15/2021	1/20/2016	173,344
Export-Import Bank of Korea, 8/14/2017	5/29/2015	200,090
Honduras Government International Bond, 12/16/2020	12/11/2013	290,000
HSBC Bank USA NA, 8/15/2040	12/2/2011	473,544
Independencia International, Ltd., 12/30/2016	3/29/2010	100,627
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	200,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	198,820
Ukraine Government International Bond, 5/31/2040	11/12/2015	138,403
Universal Entertainment Corporation, 8/24/2020	10/18/2016	250,310

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Fund as of October 31, 2016:

Securities Lending Transactions
Common Stock	$2,432,681

Total lending	$2,432,681
Gross amount payable upon return of collateral for securities loaned	$2,547,690

Net amounts due to counterparty	$115,009

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (84.9%)	Value
Consumer Discretionary (14.2%)
49,590	Amazon.com, Inc.[a]	$39,167,174
45,670	AutoZone, Inc.[a]	33,894,447
7,200	Bayerische Motoren Werke AG	546,667
5,200	Beiersdorf AG	458,432
110,600	Berkeley Group Holdings plc	3,189,873
14,400	Brembo SPA	891,559
117,100	Bridgestone Corporation	4,370,602
92,476	Bunzl plc	2,482,743
72,000	Calsonic Kansei Corporation	902,347
485,430	Comcast Corporation	30,009,283
29,500	Compass Group plc	533,784
146,600	Denso Corporation	6,379,298
144,600	Eutelsat Communications	3,030,083
147,100	Fuji Heavy Industries, Ltd.	5,748,155
35,600	Hakuhodo Dy Holdings, Inc.	427,868
11,300	Hennes & Mauritz AB	317,786
359,700	Honda Motor Company, Ltd.	10,762,809
199,200	Inchcape plc	1,583,789
31,300	Intertek Group plc	1,305,907
8,300	Koito Manufacturing Company, Ltd.	435,766
14,100	KOMERI Company, Ltd.	344,286
236,700	Ladbrokes plc	386,451
121,050	Las Vegas Sands Corporation	7,006,374
11,959	Linamar Corporation	486,366
11,700	LVMH Moet Hennessy Louis Vuitton SE	2,130,126
13,500	Nifco, Inc.	777,489
18,100	Nokian Renkaat Oyj	607,106
5,000	Paddy Power plc	518,131
214,300	Persimmon plc	4,435,996
16,256	Publicis Groupe SA	1,115,162
19,290	Restaurant Brands International, Inc.	857,826
7,900	RTL Group SA	619,134
28,000	Sekisui Chemical Company, Ltd.	440,963
49,600	Sekisui House, Ltd.	819,577
642,460	Starbucks Corporation	34,095,352
159,200	Sumitomo Forestry Company, Ltd.	2,217,696
92,300	Sumitomo Rubber Industries, Ltd.	1,548,450
7,000	Swatch Group AG	403,536
6,600	Toyota Motor Corporation	382,845
2,345	Valora Holding AG	681,900
86,000	Wacoal Holdings Corporation	992,230
116,230	Walt Disney Company	10,773,359
20,000	Whitbread plc	883,508
130,554	Wolters Kluwer NV	5,048,582
95,300	WPP plc	2,069,263
49,900	Yokohama Rubber Company, Ltd.	866,393

	Total	226,946,473

Consumer Staples (6.7%)
77,100	Axfood AB	1,204,915
42,746	British American Tobacco plc	2,449,910
137,800	Coca-Cola HBC AG	2,973,723
156,310	CVS Health Corporation	13,145,671
36,700	Davide Campari - Milano SPA	369,627
182,975	Distribuidora Internacional de Alimentacion SA	977,291
28,700	Ebro Foods SA	618,871
4,487	George Weston, Ltd.	365,637
29,900	Henkel AG & Company KGaA	3,294,467
217,563	Imperial Brands plc	10,523,967
26,500	Jeronimo Martins SGPS SA	455,355
31,200	Kao Corporation	1,605,444
10,800	Kesko Oyj	536,654
72,200	Kewpie Corporation	2,050,533
65,430	Kimberly-Clark Corporation	7,485,846
37,400	Kirin Holdings Company, Ltd.	642,968
523,511	Koninklijke Ahold Delhaize NV	11,942,604
100	Lindt & Spruengli AG	519,278
41,200	Nestle SA	2,987,573
15,900	Ontex Group NV	480,949
293,560	Philip Morris International, Inc.	28,310,926
9,151	Premium Brands Holdings Corporation	442,848
32,500	Suedzucker AG	833,712
151,600	Walgreens Boots Alliance, Inc.	12,541,868

	Total	106,760,637

Energy (7.7%)
524,220	Baker Hughes, Inc.	29,041,788
189,379	Baytex Energy Corporation[b]	728,544
2,591,061	BP plc	15,317,655
249,564	Chevron Corporation	26,141,829
164,852	Crescent Point Energy Corporation	1,962,787
111,977	EQT Corporation	7,390,482
91,600	Galp Energia SGPS SA	1,241,944
120,488	OMV AG	3,760,402
121,020	Pioneer Natural Resources Company	21,665,000
104,658	Royal Dutch Shell plc	2,607,815
215,647	Royal Dutch Shell plc, Class B	5,562,101
27,424	Schlumberger, Ltd.	2,145,380
101,321	Statoil ASA[b]	1,654,168
105,887	Total SA	5,072,530

	Total	124,292,425

Financials (13.6%)
377,525	Aberdeen Asset Management plc	1,476,745
61,400	AIA Group, Ltd.	386,268
71,343	ASX, Ltd.	2,552,019
222,100	Australia & New Zealand Banking Group, Ltd.	4,689,730
381,700	Banco Santander SA	1,870,350
409,267	Bank of America Corporation	6,752,906
270,394	Bank of East Asia, Ltd.[b]	1,086,959
61,205	Bank of Montreal[b]	3,895,071
181,028	Bank of Nova Scotia	9,728,247
5,433	Canadian Imperial Bank of Commerce	407,080
111,000	Chiba Bank, Ltd.	686,512
92,800	Chubb, Ltd.	11,785,600
65,641	CI Financial Corporation	1,207,798
391,040	Citigroup, Inc.	19,219,616
123,400	CNP Assurances	2,137,077
228,600	Concordia Financial Group, Ltd.	1,059,951
586,525	Direct Line Insurance Group plc	2,481,346
64,500	Erste Group Bank AG	2,022,652
20,700	EXOR SPA	880,059
20,700	EXOR SPA Rights[a,c]	2
725,497	FlexiGroup, Ltd.	1,238,930
824,000	Fukuoka Financial Group, Inc.	3,565,837
76,830	Genworth MI Canada, Inc.[b]	1,668,574
89,320	Goldman Sachs Group, Inc.	15,920,397
4,400	Groupe Bruxelles Lambert SA	378,256
92,400	Hang Seng Bank, Ltd.	1,666,371
45,400	Hannover Rueckversicherung SE	5,064,907
678,000	Henderson Group plc	1,918,310
12,639	Home Capital Group, Inc.[b]	250,179
27,152	Intact Financial Corporation	1,845,761
103,870	Intercontinental Exchange, Inc.	28,085,409
420,100	Invesco, Ltd.	11,800,609
349,714	J.P. Morgan Chase & Company	24,221,192
60,800	Macquarie Group, Ltd.	3,675,322
1,713,900	Mizuho Financial Group, Inc.	2,885,784

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (84.9%)	Value
Financials (13.6%) - continued
32,800	MS and AD Insurance Group Holdings, Inc.	$973,727
210,232	National Bank of Canada	7,504,591
59,600	Nordea Bank AB	626,344
141,200	Old Mutual plc	347,345
61,056	Power Corporation of Canada	1,309,611
229,000	Resona Holdings, Inc.	1,015,038
15,566	Schroders plc	535,781
141,900	Seven Bank, Ltd.	436,227
79,100	Swiss Re AG	7,341,411
236,880	Synchrony Financial	6,772,399
140,400	T&D Holdings, Inc.	1,697,837
15,000	Talanx AG	465,581
32,869	Toronto-Dominion Bank	1,491,394
204,922	United Overseas Bank, Ltd.	2,764,526
250,400	Westpac Banking Corporation	5,790,482

	Total	217,584,120

Health Care (8.5%)
63,171	AstraZeneca plc	3,537,280
3,900	Bayer AG	387,232
210,540	Celgene Corporation[a]	21,512,977
38,300	CSL, Ltd.	2,922,502
76,438	Essilor International SA	8,589,639
5,900	Gerresheimer AG	445,039
168,460	Gilead Sciences, Inc.	12,403,710
58,700	Grifols SA	1,158,291
60,500	Hikma Pharmaceuticals plc	1,297,629
5,134	ICON plc[a]	412,158
10,700	Lonza Group AG	2,019,108
448,500	Merck & Company, Inc.	26,335,920
33,100	Merck KGaA	3,407,000
123,800	Novartis AG	8,785,787
107,000	Novo Nordisk AS	3,811,929
8,800	Otsuka Holdings Company, Ltd.	385,140
946,150	Pfizer, Inc.	30,002,416
11,900	Roche Holding AG-Genusschein	2,733,212
86,186	Vertex Pharmaceuticals, Inc.[a]	6,538,070

	Total	136,685,039

Industrials (10.1%)
94,400	ABB, Ltd.	1,947,512
32,100	Adecco SA	1,906,096
362,099	Air New Zealand, Ltd.	499,480
15,000	Andritz AG	784,284
246,000	Asahi Glass Company, Ltd.	1,720,477
17,300	Atlas Copco Aktiebolag[b]	506,805
78,400	Babcock International Group plc	947,690
23,700	Berendsen plc	279,687
136,070	Boeing Company	19,380,450
20,499	Canadian National Railway Company	1,288,657
245,000	Cathay Pacific Airways, Ltd.[b]	322,478
4,000	Central Japan Railway Company	680,185
91,900	Cummins, Inc.	11,746,658
63,000	Dai Nippon Printing Company, Ltd.	631,908
405,050	Delta Air Lines, Inc.	16,918,938
43,300	Deutsche Post AG	1,342,778
33,500	DSV AS	1,622,066
38,400	East Japan Railway Company	3,380,295
10,500	Flughafen Zuerich AG	1,930,153
22,700	Fraport AG Frankfurt Airport Services Worldwide	1,347,489
22,800	Getinge AB	373,361
26,500	Hitachi Transport System, Ltd.	546,283
9,800	Hochtief AG	1,338,166
30,300	Inaba Denki Sangyo Company, Ltd.	1,099,326
603,300	ITOCHU Corporation	7,618,894
28,400	Jardine Matheson Holdings, Ltd.	1,729,844
66,000	Kamigumi Company, Ltd.	563,542
141,900	KITZ Corporation	815,952
140,800	KONE Oyj	6,478,475
32,939	Koninklijke Boskalis Westminster NV	1,062,339
5,500	Kuehne & Nagel International AG	745,482
7,200	Legrand SA	406,969
229,611	Meggitt plc	1,221,526
55,800	MIRAIT Holdings Corporation	494,786
193,000	Mitsubishi Electric Corporation	2,611,132
65,000	Mitsuboshi Belting, Ltd.	560,528
108,000	Nippon Express Company, Ltd.	533,460
108,600	Nitto Kogyo Corporation	1,593,100
230,570	Norfolk Southern Corporation	21,443,010
24,500	Randstad Holding NV	1,260,110
3,243	Rieter Holding AG	616,778
55,900	Sanwa Holdings Corporation	556,727
2,300	Schindler Holding AG	425,748
11,900	Schindler Holding AG, Participation Certificate	2,210,744
7,100	Secom Company, Ltd.	512,188
23,700	Securitas AB	365,783
55,800	Siemens AG	6,339,881
93,400	Smiths Group plc	1,618,458
124,110	Union Pacific Corporation	10,944,020
71,380	United Parcel Service, Inc.	7,691,909
98,400	Vinci SAb	7,126,114
23,835	WSP Global, Inc.	772,110
20,200	Yuasa Trading Company, Ltd.	483,925

	Total	161,344,756

Information Technology (13.8%)
43,052	Alphabet, Inc., Class Aa	34,867,815
43,588	Alphabet, Inc., Class Ca	34,196,530
495,946	Apple, Inc.	56,309,709
57,400	Canon, Inc.	1,648,990
4,300	Cap Gemini SA	356,114
73,820	Check Point Software Technologies, Ltd.[a]	6,242,219
362,700	Cisco Systems, Inc.	11,127,636
182,510	Facebook, Inc.[a]	23,906,985
132,600	FUJIFILM Holdings NPV	5,013,726
29,100	Halma plc	372,537
15,000	Micro Focus International plc	392,785
382,740	Microsoft Corporation	22,933,781
56,500	NEC Networks & System Integration Corporation	1,004,104
19,300	Nice, Ltd.	1,281,096
30,500	NS Solutions Corporation	581,588
13,800	NTT Data Corporation	712,152
6,500	Oracle Corporation Japan	353,748
200,380	Salesforce.com, Inc.[a]	15,060,561
5,000	SAP SE	440,499
28,600	Software AG	1,039,449
14,800	Tokyo Electron, Ltd.	1,335,034
12,300	Trend Micro, Inc.	433,136
10,600	United Internet AG	435,817
146,400	Yahoo Japan Corporation	561,589
56,830	Yandex NVa	1,118,983

	Total	221,726,583

Materials (4.3%)
29,100	Adeka Corporation	439,890
3,900	Air Liquide SA	396,291
53,027	APERAM	2,411,617
467,378	BHP Billiton, Ltd.	8,165,476
472,556	BlueScope Steel, Ltd.	2,803,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Shares	Common Stock (84.9%)	Value
Materials (4.3%) - continued
21,100	Croda International plc	$902,341
245,600	Daicel Corporation	3,229,443
88,000	Denki Kagaku Kogyo KK	399,220
262,000	Dow Chemical Company	14,098,220
169,780	Eastman Chemical Company	12,208,880
158,137	Evonik Industries AG	4,952,321
1,000	Givaudan SA	1,934,068
45,400	Hexpol AB	373,108
109,400	Kinross Gold Corporation[a]	422,284
71,200	Kuraray Company, Ltd.	1,079,429
173,300	Mitsubishi Chemical Holdings Corporation	1,137,875
35,500	Mitsubishi Gas Chemical Company, Inc.	546,371
21,700	Mitsubishi Materials Corporation	621,726
24,400	Newcrest Mining, Ltd.	427,230
6,500	Nippon Shokubai Company, Ltd.	448,565
708,682	Norsk Hydro ASA	3,168,333
198,513	Orora, Ltd.	437,439
70,400	RPC Group plc	816,400
15,800	Sumitomo Seika Chemicals Company, Ltd.	590,741
89,000	Tosoh Corporation	581,215
109,965	UPM-Kymmene Oyj	2,557,965
129,037	Yara International ASA	4,558,139

	Total	69,708,086

Real Estate (1.5%)
354,400	CapitaMall Trust	528,106
36,300	Castellum AB	491,864
5,300	Daito Trust Construction Company, Ltd.	888,168
562,300	DEXUS Property Group	3,819,777
326,300	Frasers Centrepoint Trust	487,838
188,216	H&R Real Estate Investment Trust	3,200,781
45,196	Hamborner REIT AG	446,825
76,500	Hufvudstaden AB	1,184,027
663,000	Hysan Development Company, Ltd.	3,060,001
122,500	Link REIT	871,457
2,498,635	New World Development Company, Ltd.	3,106,428
21,990	RioCan Real Estate Investment Trust	427,570
224,000	Sino Land Company, Ltd.	380,339
1,025,853	Stockland	3,445,264
73,000	Wharf Holdings, Ltd.	547,333
99,000	Wheelock and Company, Ltd.	609,257
609,200	Wing Tai Holdings, Ltd.	742,202

	Total	24,237,237

Telecommunications Services (1.8%)
25,280	BCE, Inc.	1,148,560
320,600	BT Group plc	1,471,573
113,100	Elisa Oyj	3,810,493
82,900	Freenet AG	2,376,682
1,391,702	KCOM Group plc	2,005,813
12,900	KDDI Corporation	392,072
690,775	Koninklijke (Royal) KPN NV	2,252,456
6,700	Millicom International Cellular SA	294,376
143,700	Nippon Telegraph & Telephone Corporation	6,371,204
52,300	NTT DOCOMO, Inc.	1,313,462
113,900	Orange SA	1,792,073
1,649,744	PCCW, Ltd.	982,006
40,800	Proximus SA	1,167,803
8,500	SoftBank Group Corporation	535,339
142,300	Telefonica Deutschland Holding AG	551,887
92,502	Telenor ASA[b]	1,471,231
150,500	Vodafone Group plc	413,324

	Total	28,350,354

Utilities (2.7%)
513,300	Centrica plc	1,344,469
214,100	DUET Group	387,612
48,200	E.ON SE	353,253
700,900	Electricidade de Portugal SA	2,316,669
839,000	Osaka Gas Company, Ltd.	3,489,571
529,410	PG&E Corporation	32,886,949
462,200	Redes Energeticas Nacionais SGPS SA	1,350,635
79,000	Toho Gas Company, Ltd.	732,594
96,800	United Utilities Group plc	1,112,708

	Total	43,974,460

	Total Common Stock (cost $1,068,341,134)	1,361,610,170

Shares	Registered Investment Companies (0.2%)	Value
Equity Funds/ETFs (0.2%)
45,310	iShares MSCI EAFE Index Fund	2,619,824

	Total	2,619,824

	Total Registered Investment Companies (cost $2,639,893)	2,619,824

Shares	Collateral Held for Securities Loaned (0.9%)	Value
13,952,780	Thrivent Cash Management Trust	13,952,780

	Total Collateral Held for Securities Loaned (cost $13,952,780)	13,952,780

Shares or Principal Amount	Short-Term Investments (14.3%)[d]	Value
	Federal Home Loan Bank Discount Notes
450,000	0.320%, 11/1/2016	450,000
1,400,000	0.310%, 11/2/2016	1,399,992
9,600,000	0.326%, 11/9/2016	9,599,578
2,055,000	0.335%, 11/14/2016	2,054,852
4,000,000	0.285%, 11/16/2016	3,999,668
2,100,000	0.250%, 11/18/2016	2,099,803
16,300,000	0.265%, 11/23/2016	16,298,011
7,500,000	0.300%, 11/25/2016	7,499,002
1,700,000	0.289%, 11/30/2016	1,699,726
24,250,000	0.337%, 12/2/2016[e]	24,245,611
33,000,000	0.350%, 12/7/2016	32,993,070
6,900,000	0.347%, 12/9/2016	6,898,468
10,800,000	0.280%, 12/23/2016	10,796,728
2,250,000	0.290%, 12/30/2016	2,249,226
6,600,000	0.310%, 1/3/2017	6,596,304
6,600,000	0.338%, 1/6/2017	6,596,126
102,000	0.350%, 1/11/2017	101,936
1,400,000	0.350%, 1/13/2017	1,399,091
7,100,000	0.340%, 1/20/2017	7,094,952
3,100,000	0.356%, 1/25/2017	3,097,656
4,500,000	0.365%, 1/27/2017	4,496,521

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2016

Shares or Principal Amount	Short-Term Investments (14.3%)[d]	Value
	Thrivent Core Short-Term Reserve Fund
7,842,880	0.790%	$78,428,796

	Total Short-Term Investments (cost $230,082,357)	230,095,117

	Total Investments (cost $1,315,016,164) 100.3%	$1,608,277,891

	Other Assets and Liabilities, Net (0.3%)	(4,806,314)

	Total Net Assets 100.0%	$1,603,471,577

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Fund as of October 31, 2016:

Securities Lending Transactions
Common Stock	$13,213,208

Total lending	$13,213,208
Gross amount payable upon return of collateral for securities loaned	$13,952,780

Net amounts due to counterparty	$739,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

HIGH YIELD FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (2.4%)[a]	Value
Basic Materials (0.5%)
	Fortescue Metals Group, Ltd., Term Loan
$3,215,114	3.750%, 6/30/2019	$3,212,091

	Total	3,212,091

Capital Goods (0.4%)
	Cortes NP Acquisition Corporation, Term Loan
2,700,000	0.000%, 10/3/2023[b,c]	2,683,125

	Total	2,683,125

Consumer Cyclical (1.4%)
	IMG Worldwide, Inc., Term Loan
2,750,000	8.250%, 5/6/2022	2,744,280
	Mohegan Tribal Gaming Authority, Term Loan
2,815,200	0.000%, 9/30/2023[b,c]	2,803,770
	Scientific Games International, Inc., Term Loan
4,372,125	6.000%, 10/1/2021	4,388,521

	Total	9,936,571

Energy (0.1%)
	Chesapeake Energy Corporation, Term Loan
950,000	8.500%, 8/23/2021	1,014,723

	Total	1,014,723

	Total Bank Loans (cost $16,345,908)	16,846,510

Principal Amount	Long-Term Fixed Income (90.2%)	Value
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
1,488,318	5.746%, 5/25/2036[d]	999,436

	Total	999,436

Basic Materials (4.5%)
	Alcoa Nederland Holding BV
1,425,000	6.750%, 9/30/2024[e]	1,474,875
1,425,000	7.000%, 9/30/2026[e]	1,467,465
	ArcelorMittal SA
1,935,000	6.500%, 3/1/2021[f]	2,123,662
	Bluescope Steel Finance, Ltd.
2,380,000	6.500%, 5/15/2021[e]	2,511,138
	First Quantum Minerals, Ltd.
1,966,000	6.750%, 2/15/2020[e]	1,882,445
1,901,000	7.000%, 2/15/2021[e]	1,804,762
	GCP Applied Technologies, Inc.
1,310,000	9.500%, 2/1/2023[e]	1,483,575
	HudBay Minerals, Inc.
2,780,000	9.500%, 10/1/2020	2,849,500
	INEOS Group Holdings SA
2,855,000	5.625%, 8/1/2024[e,f]	2,830,019
	Midwest Vanadium, Pty. Ltd.
2,925,408	11.500%, 2/15/2018*,g	95,076
	Novelis Corporation
1,430,000	6.250%, 8/15/2024[e]	1,487,200
2,030,000	5.875%, 9/30/2026[e]	2,055,375
	PQ Corporation
950,000	6.750%, 11/15/2022[e]	1,024,813
	Resolute Forest Products, Inc.
3,335,000	5.875%, 5/15/2023	2,826,412
	Teck Resources, Ltd.
1,430,000	8.000%, 6/1/2021[e]	1,562,275
950,000	8.500%, 6/1/2024[e,f]	1,099,625
	Tembec Industries, Inc.
2,340,000	9.000%, 12/15/2019[e]	1,860,300
	Versum Materials, Inc.
1,430,000	5.500%, 9/30/2024[e]	1,462,175

	Total	31,900,692

Capital Goods (8.0%)
	Abengoa Finance SAU
2,750,000	7.750%, 2/1/2020*,h	96,250
	Abengoa Greenfield SA
3,040,000	6.500%, 10/1/2019*,h	136,800
	Advanced Disposal Services, Inc.
1,425,000	5.625%, 11/15/2024[c,e]	1,432,125
	AECOM
2,340,000	5.750%, 10/15/2022	2,456,017
935,000	5.875%, 10/15/2024	987,594
	Anixter, Inc.
3,045,000	5.125%, 10/1/2021	3,178,980
	Ardagh Packaging Finance plc
3,810,000	7.250%, 5/15/2024[e]	4,019,550
	Berry Plastics Corporation
5,630,000	5.125%, 7/15/2023	5,728,525
	Bombardier, Inc.
3,805,000	7.500%, 3/15/2025[e]	3,405,475
	Building Materials Corporation of America
3,710,000	6.000%, 10/15/2025[e]	3,960,240
	Case New Holland, Inc.
577,000	7.875%, 12/1/2017	610,899
	Cemex Finance, LLC
2,305,000	9.375%, 10/12/2022[e]	2,518,212
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[e,f]	2,543,750
	CNH Industrial Capital, LLC
1,440,000	3.625%, 4/15/2018	1,452,600
1,575,000	4.375%, 11/6/2020	1,610,438
	CNH Industrial NV
1,700,000	4.500%, 8/15/2023	1,708,500
	Eagle Materials, Inc.
1,430,000	4.500%, 8/1/2026	1,441,391
	Huntington Ingalls Industries, Inc.
2,350,000	5.000%, 11/15/2025[e]	2,471,918
	Owens-Brockway Glass Container, Inc.
2,680,000	5.875%, 8/15/2023[e]	2,855,875
	Reynolds Group Issuer, Inc.
2,370,000	8.250%, 2/15/2021	2,476,060
1,995,000	5.125%, 7/15/2023[e]	2,047,987
	U.S. Concrete, Inc.
2,620,000	6.375%, 6/1/2024	2,724,800
	United Rentals North America, Inc.
1,375,000	6.125%, 6/15/2023	1,436,875
2,340,000	5.500%, 7/15/2025	2,369,250
2,380,000	5.875%, 9/15/2026	2,424,268

	Total	56,094,379

Communications Services (18.4%)
	Altice Financing SA
1,660,000	6.625%, 2/15/2023[e]	1,709,800
2,855,000	7.500%, 5/15/2026[e]	2,940,650
	Altice Finco SA
950,000	9.875%, 12/15/2020[e]	1,005,812
460,000	8.125%, 1/15/2024[e]	471,500
200,000	7.625%, 2/15/2025[e,f]	198,000
	Altice US Finance I Corporation
2,600,000	5.500%, 5/15/2026[e]	2,652,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

HIGH YIELD FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.2%)	Value
Communications Services (18.4%) - continued
	AMC Networks, Inc.
$3,340,000	4.750%, 12/15/2022	$3,406,800
2,400,000	5.000%, 4/1/2024	2,430,000
	CBS Radio, Inc.
2,845,000	7.250%, 11/1/2024[e]	2,955,244
	CCO Holdings, LLC
1,835,000	5.250%, 3/15/2021	1,908,400
1,835,000	5.250%, 9/30/2022	1,910,694
4,500,000	5.875%, 4/1/2024[e]	4,758,750
	CCOH Safari, LLC
2,750,000	5.750%, 2/15/2026[e]	2,865,156
	CenturyLink, Inc.
2,375,000	7.500%, 4/1/2024[f]	2,472,969
	Clear Channel Worldwide Holdings, Inc.
3,005,000	6.500%, 11/15/2022	3,060,592
	Columbus International, Inc.
4,435,000	7.375%, 3/30/2021[e]	4,745,450
	CSC Holdings, LLC
745,000	5.500%, 4/15/2027[e]	755,709
	Digicel, Ltd.
1,470,000	7.000%, 2/15/2020*	1,411,200
2,780,000	6.000%, 4/15/2021*	2,487,266
	Frontier Communications Corporation
6,287,000	10.500%, 9/15/2022	6,538,480
	Gray Television, Inc.
3,190,000	5.875%, 7/15/2026[e]	3,174,050
	Hughes Satellite Systems Corporation
6,190,000	6.625%, 8/1/2026[e]	6,128,100
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022	3,082,500
	Level 3 Financing, Inc.
1,380,000	6.125%, 1/15/2021	1,424,850
2,380,000	5.250%, 3/15/2026[e]	2,415,700
	McGraw-Hill Global Education Holdings, LLC
2,855,000	7.875%, 5/15/2024[e,f]	3,090,538
	Neptune Finco Corporation
5,050,000	10.875%, 10/15/2025[e]	5,807,500
	Nexstar Escrow Corporation
2,750,000	5.625%, 8/1/2024[e]	2,729,375
	SFR Group SA
3,910,000	6.000%, 5/15/2022[e]	4,009,001
2,290,000	6.250%, 5/15/2024[e]	2,288,557
2,380,000	7.375%, 5/1/2026[e]	2,403,800
	Sinclair Television Group, Inc.
1,430,000	5.875%, 3/15/2026[e]	1,476,475
	Sprint Communications, Inc.
2,530,000	7.000%, 3/1/2020[e]	2,751,375
4,640,000	6.000%, 11/15/2022	4,323,923
	Sprint Corporation
11,385,000	7.625%, 2/15/2025[f]	11,014,987
	T-Mobile USA, Inc.
3,210,000	6.542%, 4/28/2020	3,314,325
3,140,000	6.000%, 4/15/2024	3,340,175
	Unitymedia Hessen GmbH & Company KG
4,650,000	5.500%, 1/15/2023[e]	4,818,562
	Virgin Media Secured Finance plc
1,030,000	5.250%, 1/15/2026[e]	1,019,391
950,000	5.500%, 8/15/2026[e]	958,313
	WMG Acquisition Corporation
3,675,000	6.750%, 4/15/2022[e]	3,881,719
715,000	5.000%, 8/1/2023[e]	723,938
	Zayo Group, LLC
3,575,000	6.375%, 5/15/2025	3,763,832
	Ziggo Bond Finance BV
1,180,000	5.875%, 1/15/2025[e]	1,171,150

	Total	129,796,608

Consumer Cyclical (13.2%)
	Allison Transmission, Inc.
3,480,000	5.000%, 10/1/2024[e]	3,549,600
	Beazer Homes USA, Inc.
960,000	8.750%, 3/15/2022[e]	1,020,000
	Brookfield Residential Properties, Inc.
3,570,000	6.125%, 7/1/2022[e]	3,623,550
	Choice Hotels International, Inc.
3,026,000	5.750%, 7/1/2022	3,309,687
	Churchill Downs, Inc.
3,110,000	5.375%, 12/15/2021	3,218,850
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,210,256
	CST Brands, Inc.
1,890,000	5.000%, 5/1/2023	1,984,500
	Dana Financing Luxembourg SARL
3,575,000	6.500%, 6/1/2026[e]	3,802,906
	Dollar Tree, Inc.
1,880,000	5.750%, 3/1/2023	2,002,200
	Goodyear Tire & Rubber Company
2,850,000	5.000%, 5/31/2026	2,874,938
	Hanesbrands, Inc.
1,800,000	4.875%, 5/15/2026[e]	1,831,500
	Hilton Escrow Issuer, LLC
1,190,000	4.250%, 9/1/2024[e]	1,192,975
	KB Home
930,000	7.250%, 6/15/2018	985,800
1,750,000	8.000%, 3/15/2020	1,942,500
1,420,000	7.500%, 9/15/2022	1,537,150
	L Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,644,500
1,640,000	5.625%, 2/15/2022	1,795,800
	Lennar Corporation
940,000	4.500%, 11/15/2019	990,525
2,810,000	4.750%, 5/30/2025	2,850,745
	Live Nation Entertainment, Inc.
3,575,000	5.375%, 6/15/2022[e]	3,700,125
1,500,000	4.875%, 11/1/2024[e]	1,496,250
	LKQ Corporation
3,495,000	4.750%, 5/15/2023	3,586,744
	Masonite International Corporation
1,800,000	5.625%, 3/15/2023[e]	1,863,000
	Mohegan Tribal Gaming Authority
2,850,000	7.875%, 10/15/2024[e,f]	2,892,750
	New Cotai, LLC
1,924,106	10.625%, 5/1/2019*	1,135,223
	PulteGroup, Inc.
1,905,000	5.500%, 3/1/2026	1,981,200
2,145,000	5.000%, 1/15/2027	2,128,913
	RHP Hotel Properties, LP
710,000	5.000%, 4/15/2021	731,300
840,000	5.000%, 4/15/2023	856,800
	Rite Aid Corporation
2,835,000	6.750%, 6/15/2021	2,976,750
2,840,000	6.125%, 4/1/2023[e]	2,996,200
	Scientific Games International, Inc.
2,060,000	6.625%, 5/15/2021	1,694,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

HIGH YIELD FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.2%)	Value
Consumer Cyclical (13.2%) - continued
	Seminole Indian Tribe of Florida
$2,385,000	7.804%, 10/1/2020*	$2,414,812
	Studio City Finance, Ltd.
2,335,000	8.500%, 12/1/2020[e,f]	2,416,725
	Summit Materials, LLC
2,350,000	6.125%, 7/15/2023	2,408,750
	Toll Brothers Finance Corporation
2,340,000	4.875%, 11/15/2025	2,386,800
	Tunica-Biloxi Gaming Authority
4,180,000	9.000%, 11/15/2015*,g	1,463,000
	West Corporation
3,210,000	5.375%, 7/15/2022[e]	3,089,625
	Yum! Brands, Inc.
1,910,000	5.250%, 6/1/2026[e]	1,991,175
	ZF North America Capital, Inc.
1,875,000	4.500%, 4/29/2022[e]	1,985,156
1,875,000	4.750%, 4/29/2025[e]	1,978,125

	Total	92,541,755

Consumer Non-Cyclical (11.3%)
	Air Medical Merger Sub Corporation
2,810,000	6.375%, 5/15/2023[e]	2,676,525
	Albertsons Companies, LLC
2,380,000	6.625%, 6/15/2024[e]	2,469,250
	B&G Foods, Inc.
3,300,000	4.625%, 6/1/2021	3,390,750
	Cott Beverages, Inc.
2,885,000	5.375%, 7/1/2022	2,928,275
	Energizer Holdings, Inc.
3,760,000	5.500%, 6/15/2025[e]	3,807,000
	Envision Healthcare Corporation
3,205,000	5.125%, 7/1/2022[e]	3,205,000
	Grifols Worldwide Operations, Ltd.
3,855,000	5.250%, 4/1/2022	4,018,838
	HCA, Inc.
2,355,000	6.500%, 2/15/2020	2,608,162
4,190,000	5.875%, 3/15/2022	4,609,000
1,640,000	4.750%, 5/1/2023	1,707,650
3,295,000	5.375%, 2/1/2025	3,363,207
3,140,000	5.875%, 2/15/2026	3,297,000
1,010,000	4.500%, 2/15/2027	997,375
	JBS USA, LLC
2,750,000	5.875%, 7/15/2024[e]	2,763,750
4,795,000	5.750%, 6/15/2025[e]	4,699,100
	MPH Acquisition Holdings, LLC
3,810,000	7.125%, 6/1/2024[e]	4,076,319
	Post Holdings, Inc.
2,775,000	5.000%, 8/15/2026[e]	2,691,750
	Prestige Brands, Inc.
710,000	6.375%, 3/1/2024[e]	754,375
	Revlon Consumer Products Corporation
4,240,000	5.750%, 2/15/2021	4,282,400
	Spectrum Brands Escrow Corporation
1,820,000	6.625%, 11/15/2022	1,950,822
	Spectrum Brands, Inc.
1,880,000	5.750%, 7/15/2025	2,035,100
	Teleflex, Inc.
2,225,000	5.250%, 6/15/2024	2,302,875
	Tenet Healthcare Corporation
2,750,000	6.000%, 10/1/2020	2,896,795
1,775,000	8.125%, 4/1/2022	1,735,062
	TreeHouse Foods, Inc.
3,635,000	4.875%, 3/15/2022	3,771,312
	Valeant Pharmaceuticals International
2,400,000	7.250%, 7/15/2022[e]	2,088,000
2,355,000	5.500%, 3/1/2023[e]	1,848,675
	VPII Escrow Corporation
2,830,000	7.500%, 7/15/2021[e]	2,518,700

	Total	79,493,067

Energy (11.2%)
	Antero Resources Corporation
1,415,000	5.125%, 12/1/2022	1,425,613
2,360,000	5.625%, 6/1/2023	2,407,200
	Cheniere Corpus Christi Holdings, LLC
1,800,000	7.000%, 6/30/2024[e]	1,908,000
	Concho Resources, Inc.
4,260,000	6.500%, 1/15/2022	4,409,100
	Continental Resources, Inc.
3,330,000	5.000%, 9/15/2022[f]	3,263,400
2,390,000	4.500%, 4/15/2023	2,276,475
	Crestwood Midstream Partners, LP
2,065,000	6.125%, 3/1/2022	2,111,462
2,365,000	6.250%, 4/1/2023	2,394,563
	Diamondback Energy, Inc.
1,895,000	4.750%, 11/1/2024[e]	1,895,000
	Holly Energy Partners, LP
835,000	6.000%, 8/1/2024[e]	868,400
	Hornbeck Offshore Services, Inc.
1,885,000	5.875%, 4/1/2020	1,215,825
1,410,000	5.000%, 3/1/2021	838,950
	MEG Energy Corporation
945,000	6.500%, 3/15/2021[e]	815,062
2,840,000	6.375%, 1/30/2023[e]	2,343,000
	MPLX, LP
4,315,000	4.875%, 12/1/2024	4,512,851
	Murphy Oil Corporation
1,190,000	6.875%, 8/15/2024	1,255,396
	Oasis Petroleum, Inc.
3,100,000	6.875%, 1/15/2023[f]	3,038,000
	Precision Drilling Corporation
2,200,000	6.625%, 11/15/2020	2,142,250
940,000	6.500%, 12/15/2021	908,275
1,150,000	5.250%, 11/15/2024	1,013,725
	Range Resources Corporation
3,820,000	5.000%, 3/15/2023[e,f]	3,695,850
	Rice Energy, Inc.
3,895,000	6.250%, 5/1/2022	3,963,163
940,000	7.250%, 5/1/2023[f]	996,400
	Rowan Companies, Inc.
4,760,000	4.875%, 6/1/2022	4,093,600
	Sabine Pass Liquefaction, LLC
2,355,000	5.625%, 2/1/2021	2,478,638
1,915,000	5.625%, 3/1/2025	2,026,357
2,380,000	5.875%, 6/30/2026[e]	2,564,926
	Sunoco, LP
2,335,000	5.500%, 8/1/2020	2,370,025
1,170,000	6.375%, 4/1/2023	1,196,325
	Tesoro Logistics, LP
2,100,000	5.500%, 10/15/2019	2,241,750
1,870,000	6.250%, 10/15/2022	1,982,200
	Weatherford International, Ltd.
1,905,000	7.750%, 6/15/2021[f]	1,924,050
2,145,000	4.500%, 4/15/2022[f]	1,930,500
	Whiting Petroleum Corporation
955,000	5.000%, 3/15/2019	907,250
953,000	5.750%, 3/15/2021[f]	883,907

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.2%)	Value
Energy (11.2%) - continued
	WPX Energy, Inc.
$1,910,000	7.500%, 8/1/2020	$2,012,663
2,330,000	8.250%, 8/1/2023[f]	2,516,400

	Total	78,826,551

Financials (7.9%)
	AerCap Ireland Capital, Ltd.
1,405,000	4.625%, 10/30/2020	1,478,763
	Aircastle, Ltd.
2,800,000	5.000%, 4/1/2023	2,898,000
	Ally Financial, Inc.
5,630,000	4.125%, 3/30/2020	5,721,488
2,120,000	4.125%, 2/13/2022	2,120,657
	Argos Merger Sub, Inc.
4,270,000	7.125%, 3/15/2023[e,f]	4,467,487
	Banco do Brasil SA/Cayman Islands
1,250,000	6.250%, 12/31/2049[e,i]	925,000
	BBVA International Preferred SA Unipersonal
1,415,000	5.919%, 4/29/2049[i]	1,418,537
	Centene Escrow Corporation
4,060,000	6.125%, 2/15/2024	4,323,900
	CIT Group, Inc.
3,205,000	3.875%, 2/19/2019	3,254,069
	Credit Agricole SA
935,000	6.625%, 9/29/2049[e,f,i]	909,287
	CyrusOne, LP
3,460,000	6.375%, 11/15/2022	3,667,600
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[e]	3,078,362
	HSBC Holdings plc
960,000	6.875%, 12/29/2049[i]	1,010,400
	Icahn Enterprises, LP
3,625,000	6.000%, 8/1/2020	3,561,562
	ILFC E-Capital Trust II
1,605,000	4.250%, 12/21/2065[e,j]	1,308,075
	Jefferies Finance, LLC
2,350,000	7.375%, 4/1/2020*	2,332,375
	Lloyds Banking Group plc
920,000	6.657%, 1/29/2049[e,i]	1,023,500
	MPT Operating Partnership, LP
1,052,000	6.375%, 2/15/2022[f]	1,091,450
2,640,000	5.500%, 5/1/2024	2,719,200
	Prime Security Services Borrower, LLC
3,000,000	9.250%, 5/15/2023[e]	3,187,500
	Quicken Loans, Inc.
3,745,000	5.750%, 5/1/2025[e]	3,698,188
	Royal Bank of Scotland Group plc
1,635,000	7.500%, 12/29/2049[i]	1,500,113

	Total	55,695,513

Foreign Government (0.3%)
	Argentina Government International Bond
1,900,000	7.500%, 4/22/2026[e]	2,075,750

	Total	2,075,750

Technology (7.2%)
	Alliance Data Systems Corporation
6,120,000	5.375%, 8/1/2022[e]	5,890,500
	Brocade Communications Systems, Inc.
3,410,000	4.625%, 1/15/2023	3,358,850
	Cengage Learning, Inc.
4,770,000	9.500%, 6/15/2024[e]	4,495,725
	CommScope Technologies Finance, LLC
4,225,000	6.000%, 6/15/2025[e]	4,436,250
	Diamond Finance Corporation
950,000	5.875%, 6/15/2021[e]	1,001,260
1,430,000	7.125%, 6/15/2024[e]	1,566,501
	Equinix, Inc.
2,815,000	5.750%, 1/1/2025	2,976,863
970,000	5.875%, 1/15/2026	1,036,852
	First Data Corporation
3,000,000	5.375%, 8/15/2023[e]	3,105,000
1,690,000	7.000%, 12/1/2023[e]	1,770,275
	Inception Merger Sub, Inc.
2,370,000	8.625%, 11/15/2024[c,e]	2,370,000
	Micron Technology, Inc.
4,270,000	5.250%, 8/1/2023[e]	4,184,600
	NXP Funding, LLC
3,285,000	5.750%, 3/15/2023[e]	3,498,525
	Plantronics, Inc.
2,110,000	5.500%, 5/31/2023[e]	2,146,925
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[e]	4,279,712
	SS&C Technologies Holdings, Inc.
1,410,000	5.875%, 7/15/2023	1,476,975
	Western Digital Corporation
2,800,000	10.500%, 4/1/2024[e]	3,234,000

	Total	50,828,813

Transportation (4.0%)
	American Airlines Pass Through Trust
2,976,918	5.600%, 7/15/2020[e]	3,114,600
	Avis Budget Car Rental, LLC
3,100,000	5.125%, 6/1/2022[e,f]	3,038,000
3,150,000	5.500%, 4/1/2023[f]	3,118,500
	Continental Airlines, Inc.
1,440,000	6.125%, 4/29/2018	1,512,000
	Dynagas LNG Partners, LP
1,870,000	6.250%, 10/30/2019	1,729,750
	Eletson Holdings, Inc.
1,830,000	9.625%, 1/15/2022*	1,345,050
	Navios Maritime Holdings, Inc.
2,030,000	8.125%, 2/15/2019[f]	1,177,400
1,605,000	8.125%, 11/15/2021[e]	1,211,775
	Navios South American Logistics, Inc.
1,600,000	7.250%, 5/1/2022[e]	1,264,000
	Teekay Offshore Partners, LP
3,210,000	6.000%, 7/30/2019	2,724,487
	Ultrapetrol Bahamas, Ltd.
3,280,000	8.875%, 6/15/2021[g]	623,200
	United Airlines Pass Through Trust
1,177,140	5.375%, 8/15/2021	1,224,226
	XPO Logistics, Inc.
4,290,000	6.500%, 6/15/2022[e,f]	4,461,600
1,430,000	6.125%, 9/1/2023[e]	1,471,113

	Total	28,015,701

U.S. Government and Agencies (0.1%)
	U.S. Treasury Notes
800,000	0.875%, 11/30/2016	800,434

	Total	800,434

Utilities (4.0%)
	AES Corporation
2,350,000	4.875%, 5/15/2023	2,331,646
	Calpine Corporation
3,280,000	5.375%, 1/15/2023[f]	3,247,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

HIGH YIELD FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.2%)	Value
Utilities (4.0%) - continued
	Covanta Holding Corporation
$2,400,000	7.250%, 12/1/2020	$2,463,000
1,650,000	6.375%, 10/1/2022	1,678,875
	Dynegy, Inc.
4,280,000	7.625%, 11/1/2024[f]	4,098,100
	Electricite de France SA
2,500,000	5.250%, 12/29/2049[e,i]	2,475,000
	Energy Transfer Equity, LP
3,755,000	5.500%, 6/1/2027	3,661,125
	Holly Energy Partners, LP
2,400,000	6.500%, 3/1/2020	2,466,000
	Regency Energy Partners, LP
3,950,000	5.500%, 4/15/2023	4,067,900
	Targa Resources Partners, LP
1,430,000	5.375%, 2/1/2027[e]	1,430,000

	Total	27,918,846

	Total Long-Term Fixed Income (cost $639,422,740)	634,987,545

Shares	Preferred Stock (1.2%)	Value
Consumer Staples (0.1%)
36,650	CHS, Inc.,	1,084,840
	7.100%[i]

	Total	1,084,840

Financials (1.1%)
52,669	Citigroup, Inc., 6.875%[i]	1,511,074
48,000	Discover Financial Services 6.500%[i]	1,257,120
74,979	Goldman Sachs Group, Inc., 5.500%[i]	1,954,702
16,984	Morgan Stanley, 6.875%[i]	493,555
17,280	PNC Financial Services Group, Inc., 6.125%[i]	487,296
1,440	Wells Fargo & Company, Convertible, 7.500%[i]	1,879,200

	Total	7,582,947

	Total Preferred Stock (cost $8,214,056)	8,667,787

Shares	Registered Investment Companies (0.8%)	Value
Equity Funds/ETFs (0.8%)
50,000	Energy Select Sector SPDR Fund	3,431,000
53,000	SPDR S&P Oil & Gas Exploration & Production ETF[f]	1,873,550

	Total	5,304,550

	Total Registered Investment Companies (cost $4,897,547)	5,304,550

Shares	Common Stock (0.1%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[k,l]	4

	Total	4

Energy (0.1%)
6,516	Vantage Drilling International[l]	547,344

	Total	547,344

Financials (<0.1%)
10	New Cotai, LLC[k,l]	0

	Total	0

	Total Common Stock (cost $3,140,190)	547,348

Shares	Collateral Held for Securities Loaned (9.4%)	Value
66,352,314	Thrivent Cash Management Trust	66,352,314

	Total Collateral Held for Securities Loaned (cost $66,352,314)	66,352,314

Shares or Principal Amount	Short-Term Investments (5.1%)[m]	Value
	Thrivent Core Short-Term Reserve Fund
3,595,387	0.790%	35,953,868

	Total Short-Term Investments (cost $35,953,868)	35,953,868

	Total Investments (cost $774,326,623) 109.2%	$768,659,922

	Other Assets and Liabilities, Net (9.2%)	(64,941,784)

	Total Net Assets 100.0%	$703,718,138

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $291,403,643 or 41.4% of total net assets.

f	All or a portion of the security is on loan.
g	Defaulted security. Interest is not being accrued.
h	In bankruptcy. Interest is not being accrued.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
k

Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.

l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Fund as of October 31, 2016 was $12,917,052 or 1.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Abengoa Finance SAU, 2/1/2020	12/6/2013	$2,750,000
Abengoa Greenfield SA, 10/1/2019	9/24/2014	3,040,000
Digicel, Ltd., 4/15/2021	3/19/2013	2,780,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

HIGH YIELD FUND

Schedule of Investments as of October 31, 2016

Security	Acquisition Date	Cost
Digicel, Ltd., 2/15/2020	2/7/2012	$1,470,000
Eletson Holdings, Inc., 1/15/2022	12/12/2013	1,804,691
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,350,000
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	2,773,675
New Cotai, LLC, 5/1/2019	4/15/2013	1,966,294
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	2,279,083
Tunica-Biloxi Gaming Authority, 11/15/2016	11/8/2005	4,182,396

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$61,367,077
Common Stock	1,873,550

Total lending	$63,240,627
Gross amount payable upon return of collateral for securities loaned	$66,352,314

Net amounts due to counterparty	$3,111,687

Definitions:

ETF	-	Exchange Traded Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (3.4%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$149,516	10.000%, 10/5/2021	$152,630
	Fortescue Metals Group, Ltd., Term Loan
585,295	3.750%, 6/30/2019	584,745
	Ineos US Finance, LLC, Term Loan
851,891	3.750%, 12/ 15/2020	853,842

	Total	1,591,217

Capital Goods (0.2%)
	ADS Waste Holdings, Inc., Term Loan
679,750	3.750%, 10/9/2019	679,940
	Cortes NP Acquisition Corporation, Term Loan
1,205,000	0.000%, 10/3/2023[b,c]	1,197,469

	Total	1,877,409

Communications Services (1.1%)
	Beasley Broadcast Group, Inc., Term Loan
200,000	0.000%, 10/4/2023[b,c]	197,750
	CSC Holdings, LLC, Term Loan
312,500	3.876%, 10/11/2024	313,478
	Hargray Communications Group, Inc., Term Loan
887,650	4.750%, 6/26/2019	892,088
	Intelsat Jackson Holdings SA, Term Loan
141,101	3.750%, 6/30/2019	134,767
	Level 3 Communications, Inc., Term Loan
900,000	4.000%, 1/15/2020	904,050
	LTS Buyer, LLC, Term Loan
928,010	4.088%, 4/13/2020	928,938
	NEP/NCP Holdco, Inc., Term Loan
868,775	4.250%, 1/22/2020	865,787
	Numericable US, LLC, Term Loan
942,875	4.750%, 2/10/2023	942,875
	TNS, Inc., Term Loan
455,875	5.000%, 2/14/2020	457,302
	Univision Communications, Inc., Term Loan
902,358	4.000%, 3/1/2020	903,766
	Virgin Media Investment Holdings, Ltd., Term Loan
430,989	3.500%, 6/30/2023	432,661
	WideOpenWest Finance, LLC, Term Loan
450,000	4.500%, 8/18/2023	448,772
	Yankee Cable Acquisition, LLC, Term Loan
810,575	4.250%, 3/1/2020	811,085
	Zayo Group, LLC, Term Loan
786,923	3.750%, 5/6/2021	790,590

	Total	9,023,909

Consumer Cyclical (0.4%)
	Amaya BV, Term Loan
928,250	5.000%, 8/1/2021	926,941
	Burlington Coat Factory Warehouse Corporation, Term Loan
723,862	3.500%, 8/13/2021	728,611
	Cengage Learning Acquisitions, Term Loan
503,738	5.250%, 6/7/2023	491,879
	IMG Worldwide, Inc., Term Loan
740,530	5.250%, 5/6/2021	743,678
	Mohegan Tribal Gaming Authority, Term Loan
365,000	0.000%, 9/30/2023[b,c]	363,518

	Total	3,254,627

Consumer Non-Cyclical (0.6%)
	Albertson’s, LLC, Term Loan
495,238	4.750%, 6/22/2023	500,398
	CHS/Community Health Systems, Inc., Term Loan
413,478	4.000%, 1/27/2021	390,013
	JBS USA, LLC, Term Loan
1,538,375	4.000%, 10/30/2022	1,534,914
	McGraw-Hill Global Education Holdings, LLC, Term Loan
723,187	5.000%, 5/4/2022	721,228
	Ortho-Clinical Diagnostics, Inc., Term Loan
426,726	4.750%, 6/30/2021	416,412
	Sterigenics-Nordion Holdings, LLC, Term Loan
445,500	4.250%, 5/16/2022	443,272
	Valeant Pharmaceuticals International, Inc., Term Loan
1,358,943	5.500%, 4/1/2022	1,353,847

	Total	5,360,084

Energy (0.1%)
	Houston Fuel Oil Terminal, LLC, Term Loan
223,858	4.250%, 8/19/2021	219,941
	McJunkin Red Man Corporation, Term Loan
235,778	5.000%, 11/8/2019	233,520
	MEG Energy Corporation, Term Loan
248,048	3.750%, 3/31/2020	233,668
	Targa Resources Partners, LP, Term Loan
57,000	5.750%, 2/27/2022	57,071

	Total	744,200

Financials (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
424,125	7.000%, 12/31/2019	421,122
	WaveDivision Holdings, LLC, Term Loan
866,266	4.000%, 10/15/2019	868,215

	Total	1,289,337

Technology (0.4%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
1,150,396	3.535%, 2/1/2023	1,161,739
	First Data Corporation, Term Loan
775,000	0.000%, 3/24/2021[b,c]	778,100
	Interception Merger Sub, Inc., Term Loan
180,000	0.000%, 10/26/2023[b,c]	180,929
	ON Semiconductor Corporation, Term Loan
435,000	3.777%, 3/31/2023	437,392
	Syniverse Holdings, Inc., Term Loan
337,664	4.000%, 4/23/2019	310,651

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (3.4%)[a]	Value
Technology (0.4%) - continued
	Western Digital Corporation, Term Loan
$608,475	4.500%, 4/29/2023	$614,992

	Total	3,483,803

Transportation (0.1%)
	XPO Logistics, Inc., Term Loan
942,887	4.250%, 10/30/2021	947,262

	Total	947,262

Utilities (0.1%)
	Calpine Corporation, Term Loan
684,212	3.590%, 5/27/2022	684,985

	Total	684,985

	Total Bank Loans (cost $28,020,342)	28,256,833

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Asset-Backed Securities (1.2%)
	Bayview Opportunity Master Fund Trust
1,841,985	3.721%, 7/28/2035[d,e]	1,841,507
	CAM Mortgage, LLC
206,140	3.500%, 7/15/2064*,e	206,132
	Delta Air Lines, Inc.
1,056,495	4.250%, 7/30/2023	1,096,113
	First Horizon ABS Trust
225,597	0.685%, 10/25/2034[f,g]	216,834
	GMAC Mortgage Corporation Loan Trust
781,210	1.024%, 8/25/2035[f,g]	733,439
1,337,858	0.705%, 12/25/2036[f,g]	1,211,738
	IndyMac Seconds Asset-Backed Trust
928,654	0.874%, 10/25/2036[f,g]	592,023
	Preferred Term Securities XXIII, Ltd.
1,294,367	1.050%, 12/22/2036*,g	966,698
	Renaissance Home Equity Loan Trust
1,302,279	5.746%, 5/25/2036[e]	874,506
	Vericrest Opportunity Loan Transferee
1,116,568	3.500%, 6/26/2045[d]	1,116,821
1,435,717	4.250%, 2/26/2046[d,e]	1,452,114

	Total	10,307,925

Basic Materials (2.7%)
	Air Liquide Finance SA
1,800,000	2.250%, 9/27/2023[d]	1,783,575
	Anglo American plc
720,000	3.625%, 5/14/2020[d]	723,600
	Barrick Gold Corporation
1,062,000	4.100%, 5/1/2023	1,141,629
	Dow Chemical Company
1,430,000	4.250%, 11/15/2020	1,539,734
	Freeport-McMoRan, Inc.
1,325,000	3.875%, 3/15/2023	1,195,812
	Georgia-Pacific, LLC
2,220,000	3.163%, 11/15/2021[d,h]	2,301,185
	Glencore Funding, LLC
1,810,000	3.125%, 4/29/2019[d,h]	1,833,530
1,820,000	4.125%, 5/30/2023[d]	1,806,350
	International Paper Company
1,260,000	3.000%, 2/15/2027	1,242,804
1,810,000	4.800%, 6/15/2044	1,842,698
	Kinross Gold Corporation
1,080,000	5.950%, 3/15/2024	1,134,000
	LyondellBasell Industries NV
600,000	6.000%, 11/15/2021	698,291
730,000	5.750%, 4/15/2024	853,628
	Westlake Chemical Corporation
1,800,000	3.600%, 8/15/2026[d]	1,799,474
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,892,003

	Total	21,788,313

Capital Goods (2.0%)
	AECOM
1,130,000	5.875%, 10/15/2024	1,193,562
	BAE Systems plc
1,030,000	4.750%, 10/11/2021[d]	1,138,753
	Bombardier, Inc.
720,000	7.500%, 3/15/2025[d]	644,400
	General Electric Capital Corporation
1,800,000	1.850%, 3/15/2023[g]	1,834,792
	General Electric Company
1,440,000	1.158%, 5/5/2026[g]	1,397,056
	L-3 Communications Corporation
1,440,000	4.750%, 7/15/2020	1,563,234
720,000	4.950%, 2/15/2021	788,098
	Republic Services, Inc.
1,830,000	3.550%, 6/1/2022	1,959,677
	Roper Technologies, Inc.
1,080,000	3.125%, 11/15/2022	1,103,917
	Textron, Inc.
1,311,000	5.600%, 12/1/2017	1,365,615
720,000	4.300%, 3/1/2024	775,125
370,000	3.875%, 3/1/2025	385,467
	United Rentals North America, Inc.
750,000	5.500%, 7/15/2025	759,375
	Waste Management, Inc.
1,360,000	4.100%, 3/1/2045	1,435,098

	Total	16,344,169

Collateralized Mortgage Obligations (0.6%)
	CitiMortgage Alternative Loan Trust
878,545	5.750%, 4/25/2037	753,725
	Countrywide Alternative Loan Trust
1,165,782	6.000%, 1/25/2037	1,115,057
	Wachovia Mortgage Loan Trust, LLC
900,550	3.062%, 5/20/2036	793,223
	WaMu Mortgage Pass Through Certificates
757,791	0.824%, 10/25/2045[g]	716,521
	Washington Mutual Mortgage Pass Through Certificates Trust
1,842,966	1.274%, 2/25/2047[g]	1,372,980

	Total	4,751,506

Commercial Mortgage-Backed Securities (0.2%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,391,495	5.331%, 2/11/2044	1,398,412
	Citigroup/Deutsche Bank Commercial Mortgage Trust
413,648	5.322%, 12/11/2049	415,033
	Credit Suisse First Boston Mortgage Securities
27,521	5.542%, 1/15/2049	27,476

	Total	1,840,921

Communications Services (10.1%)
	21st Century Fox America, Inc.
1,100,000	7.625%, 11/30/2028	1,520,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Communications Services (10.1%) - continued
	America Movil SAB de CV
$1,080,000	3.125%, 7/16/2022	$1,107,421
	American Tower Corporation
3,000,000	3.450%, 9/15/2021	3,133,068
1,440,000	3.125%, 1/15/2027	1,398,053
	AT&T, Inc.
1,440,000	1.768%, 6/30/2020[g]	1,446,350
1,815,000	3.800%, 3/15/2022	1,910,551
1,460,000	3.600%, 2/17/2023	1,503,168
1,810,000	4.450%, 4/1/2024	1,956,956
760,000	3.400%, 5/15/2025	757,516
1,810,000	4.300%, 12/15/2042	1,666,518
1,800,000	4.750%, 5/15/2046	1,761,437
	CenturyLink, Inc.
900,000	5.800%, 3/15/2022	913,500
	Charter Communications Operating, LLC
2,630,000	4.464%, 7/23/2022[d]	2,801,418
1,880,000	6.484%, 10/23/2045[d]	2,203,078
	Columbus International, Inc.
1,090,000	7.375%, 3/30/2021[d]	1,166,300
	Comcast Corporation
2,260,000	3.375%, 8/15/2025	2,370,476
1,790,000	2.350%, 1/15/2027	1,729,398
1,300,000	6.400%, 5/15/2038	1,754,407
	Cox Communications, Inc.
1,100,000	9.375%, 1/15/2019[d]	1,263,493
1,970,000	3.850%, 2/1/2025[d]	1,999,325
1,080,000	3.350%, 9/15/2026[d]	1,065,026
	Crown Castle International Corporation
540,000	3.400%, 2/15/2021	561,132
2,340,000	5.250%, 1/15/2023	2,614,739
1,550,000	4.450%, 2/15/2026	1,679,092
	Frontier Communications Corporation
1,120,000	6.875%, 1/15/2025	938,000
	Hughes Satellite Systems Corporation
778,000	6.500%, 6/15/2019	848,992
	Level 3 Financing, Inc.
720,000	5.125%, 5/1/2023	727,200
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,587,476
560,000	3.650%, 11/1/2024	586,931
	S&P Global, Inc.
1,080,000	2.950%, 1/22/2027[d]	1,064,552
	Scripps Networks Interactive, Inc.
1,890,000	3.500%, 6/15/2022	1,958,607
	SES Global Americas Holdings GP
1,820,000	2.500%, 3/25/2019[d]	1,820,034
	SFR Group SA
1,080,000	6.000%, 5/15/2022[d]	1,107,346
	Sprint Communications, Inc.
710,000	7.000%, 3/1/2020[d]	772,125
	Sprint Corporation
900,000	7.125%, 6/15/2024	846,000
	Time Warner Cable, Inc.
2,200,000	4.125%, 2/15/2021	2,336,948
	Time Warner Entertainment Company, LP
2,380,000	8.375%, 3/15/2023	3,075,391
	Time Warner, Inc.
1,510,000	4.750%, 3/29/2021	1,662,320
1,400,000	7.700%, 5/1/2032	1,934,062
	Univision Communications, Inc.
1,080,000	6.750%, 9/15/2022[d]	1,138,104
	UPCB Finance VI, Ltd.
1,120,000	6.875%, 1/15/2022[d]	1,164,800
	Verizon Communications, Inc.
1,624,000	2.625%, 2/21/2020	1,656,116
2,170,000	3.450%, 3/15/2021	2,282,862
2,700,000	3.500%, 11/1/2024	2,814,283
1,440,000	2.625%, 8/15/2026[h]	1,378,185
2,312,000	4.272%, 1/15/2036	2,321,463
2,170,000	4.862%, 8/21/2046	2,298,414
2,747,000	4.522%, 9/15/2048	2,731,702
	Viacom, Inc.
1,080,000	5.850%, 9/1/2043	1,211,140
	Vodafone Group plc
1,090,000	2.500%, 9/26/2022	1,086,001
730,000	4.375%, 2/19/2043	702,940

	Total	83,334,711

Consumer Cyclical (5.0%)
	CVS Health Corporation
1,310,000	2.750%, 12/1/2022	1,332,432
1,130,000	4.750%, 12/1/2022	1,266,859
900,000	3.875%, 7/20/2025	960,395
1,880,000	5.125%, 7/20/2045	2,193,191
	Dana, Inc.
720,000	6.000%, 9/15/2023	751,500
	Dollar Tree, Inc.
1,130,000	5.750%, 3/1/2023	1,203,450
	Ford Motor Credit Company, LLC
800,000	2.597%, 11/4/2019	809,960
1,425,000	4.250%, 9/20/2022	1,517,608
1,150,000	3.096%, 5/4/2023	1,150,081
1,490,000	3.664%, 9/8/2024	1,507,196
1,280,000	4.134%, 8/4/2025	1,330,207
	General Motors Company
1,850,000	5.000%, 4/1/2035	1,883,814
	General Motors Financial Company, Inc.
1,460,000	4.200%, 3/1/2021	1,535,977
1,900,000	3.450%, 4/10/2022	1,921,183
2,170,000	3.700%, 5/9/2023	2,198,384
1,490,000	4.000%, 1/15/2025	1,496,541
	Hilton Worldwide Finance, LLC
730,000	5.625%, 10/15/2021	751,900
	Home Depot, Inc.
540,000	2.125%, 9/15/2026	521,196
1,820,000	4.250%, 4/1/2046	1,997,585
	Hyundai Capital America
685,000	2.875%, 8/9/2018[d]	698,220
2,150,000	2.450%, 6/15/2021[d]	2,163,459
	Johnson Controls, Inc.
1,850,000	5.250%, 12/1/2041	2,106,416
	L Brands, Inc.
1,100,000	5.625%, 2/15/2022	1,204,500
	Lennar Corporation
1,120,000	4.500%, 11/15/2019	1,180,200
	MGM Resorts International
760,000	6.000%, 3/15/2023	822,700
	Scientific Games International, Inc.
720,000	7.000%, 1/1/2022[d]	765,792
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,238,374
	Toll Brothers Finance Corporation
1,000,000	6.750%, 11/1/2019	1,124,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Consumer Cyclical (5.0%) - continued
$540,000	4.375%, 4/15/2023	$548,100
	Visa, Inc.
1,640,000	3.150%, 12/14/2025	1,710,787
	ZF North America Capital, Inc.
1,130,000	4.500%, 4/29/2022[d]	1,196,387

	Total	41,089,324

Consumer Non-Cyclical (10.7%)
	AbbVie, Inc.
2,540,000	3.200%, 5/14/2026	2,497,798
	Actavis Funding SCS
1,520,000	3.450%, 3/15/2022	1,578,065
1,445,000	3.850%, 6/15/2024	1,503,096
	Altria Group, Inc.
900,000	2.625%, 9/16/2026	892,438
	Anheuser-Busch InBev Finance, Inc.
1,430,000	3.300%, 2/1/2023	1,492,478
2,530,000	3.650%, 2/1/2026	2,662,223
1,790,000	4.700%, 2/1/2036	1,984,281
1,800,000	4.900%, 2/1/2046	2,058,367
	Baxter International, Inc.
1,080,000	2.600%, 8/15/2026	1,045,880
	Bayer U.S. Finance, LLC
1,800,000	3.375%, 10/8/2024[d]	1,851,502
	Becton Dickinson and Company
1,880,000	3.125%, 11/8/2021	1,968,751
	Biogen, Inc.
2,260,000	3.625%, 9/15/2022	2,408,615
	Boston Scientific Corporation
2,140,000	3.375%, 5/15/2022	2,233,250
	BRF GmbH
1,440,000	4.350%, 9/29/2026[d]	1,392,480
	BRF SA
1,090,000	4.750%, 5/22/2024[d]	1,109,184
	Bunge Limited Finance Corporation
1,470,000	8.500%, 6/15/2019	1,712,978
1,080,000	3.500%, 11/24/2020	1,127,043
	Celgene Corporation
730,000	3.950%, 10/15/2020	780,706
1,090,000	3.250%, 8/15/2022	1,131,999
	Diageo Capital plc
1,880,000	2.625%, 4/29/2023	1,926,173
	Endo Finance, LLC
740,000	6.500%, 2/1/2025[d,e]	623,450
	Express Scripts Holding Company
1,080,000	4.750%, 11/15/2021	1,194,921
2,190,000	4.500%, 2/25/2026	2,346,206
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[d]	1,618,615
	H. J. Heinz Company
1,880,000	3.500%, 7/15/2022	1,980,883
1,140,000	5.200%, 7/15/2045	1,278,089
	HCA, Inc.
1,440,000	4.750%, 5/1/2023	1,499,400
	Imperial Tobacco Finance plc
1,310,000	3.750%, 7/21/2022[d]	1,382,008
	JBS USA, LLC
1,090,000	7.250%, 6/1/2021[d]	1,117,250
	Kraft Foods Group, Inc.
2,110,000	3.500%, 6/6/2022	2,228,044
	Kraft Heinz Foods Company
720,000	3.000%, 6/1/2026	711,904
	Kroger Company
1,800,000	2.650%, 10/15/2026	1,746,004
	Laboratory Corporation of America Holdings
750,000	3.200%, 2/1/2022	780,123
750,000	4.700%, 2/1/2045	793,487
	Mylan NV
1,075,000	3.950%, 6/15/2026[d]	1,072,226
	Mylan, Inc.
1,080,000	3.125%, 1/15/2023[d]	1,067,552
	Newell Rubbermaid, Inc.
1,550,000	3.850%, 4/1/2023	1,644,875
	PepsiCo, Inc.
1,440,000	3.450%, 10/6/2046	1,365,885
	Pernod Ricard SA
2,370,000	5.750%, 4/7/2021[d]	2,707,455
1,090,000	4.450%, 1/15/2022[d]	1,193,340
	Perrigo Finance Unlimited Company
1,460,000	3.500%, 3/15/2021	1,508,628
1,900,000	4.375%, 3/15/2026	1,993,662
	Reynolds American, Inc.
1,880,000	4.000%, 6/12/2022	2,022,124
940,000	5.850%, 8/15/2045	1,168,708
	SABMiller Holdings, Inc.
2,680,000	3.750%, 1/15/2022[d]	2,886,317
	Shire Acquisitions Investments Ireland Designated Activity Company
1,800,000	2.875%, 9/23/2023	1,770,237
720,000	3.200%, 9/23/2026	707,021
	Tenet Healthcare Corporation
1,090,000	8.125%, 4/1/2022	1,065,475
	Teva Pharmaceutical Finance Netherlands III BV
1,710,000	2.800%, 7/21/2023	1,682,710
1,440,000	3.150%, 10/1/2026	1,400,452
	Thermo Fisher Scientific, Inc.
2,170,000	3.000%, 4/15/2023	2,202,609
	Valeant Pharmaceuticals International
1,440,000	6.375%, 10/15/2020[d]	1,242,000
	Watson Pharmaceuticals, Inc.
1,820,000	3.250%, 10/1/2022	1,874,369
	Whirlpool Corporation
1,873,000	3.700%, 3/1/2023	1,977,832
	Zoetis, Inc.
1,810,000	3.250%, 2/1/2023	1,849,595
720,000	4.700%, 2/1/2043	739,827

	Total	87,800,590

Energy (9.1%)
	Anadarko Petroleum Corporation
730,000	5.550%, 3/15/2026[h]	829,859
	Antero Resources Corporation
1,120,000	5.625%, 6/1/2023	1,142,400
	BP Capital Markets plc
1,090,000	2.750%, 5/10/2023	1,100,714
1,510,000	3.814%, 2/10/2024	1,614,204
910,000	3.119%, 5/4/2026	920,777
1,440,000	3.017%, 1/16/2027	1,443,994
	Buckeye Partners, LP
360,000	3.950%, 12/1/2026[c]	359,559
1,100,000	5.850%, 11/15/2043	1,163,211
	Canadian Natural Resources, Ltd.
1,890,000	3.450%, 11/15/2021	1,946,961
900,000	6.250%, 3/15/2038	1,025,342
	Concho Resources, Inc.
1,070,000	6.500%, 1/15/2022	1,107,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Energy (9.1%) - continued
	Continental Resources, Inc.
$1,450,000	3.800%, 6/1/2024	$1,334,000
	Devon Energy Corporation
2,160,000	5.850%, 12/15/2025[h]	2,475,926
	Ecopetrol SA
1,440,000	5.875%, 9/18/2023	1,544,400
	El Paso Pipeline Partners Operating Company, LLC
1,650,000	5.000%, 10/1/2021	1,803,404
1,470,000	4.300%, 5/1/2024	1,519,560
720,000	4.700%, 11/1/2042	668,034
	Enbridge Energy Partners, LP
1,450,000	5.200%, 3/15/2020	1,571,587
940,000	4.375%, 10/15/2020	1,002,889
510,000	4.200%, 9/15/2021	540,191
	Encana Corporation
1,450,000	3.900%, 11/15/2021	1,467,110
	Energy Transfer Partners, LP
995,000	4.650%, 6/1/2021	1,067,180
	EnLink Midstream Partners, LP
720,000	4.150%, 6/1/2025	701,556
540,000	4.850%, 7/15/2026	550,058
	Enterprise Products Operating, LLC
1,010,000	3.700%, 2/15/2026	1,030,088
885,000	7.034%, 1/15/2068	934,339
	EQT Midstream Partners, LP
1,720,000	4.000%, 8/1/2024	1,699,116
	Exxon Mobil Corporation
1,820,000	2.726%, 3/1/2023	1,860,859
	Hornbeck Offshore Services, Inc.
940,000	5.000%, 3/1/2021	559,300
	Magellan Midstream Partners, LP
720,000	5.000%, 3/1/2026	816,643
1,500,000	4.200%, 3/15/2045	1,444,863
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,337,234
	Marathon Petroleum Corporation
1,080,000	6.500%, 3/1/2041	1,165,741
720,000	4.750%, 9/15/2044	636,820
	MPLX, LP
2,530,000	4.875%, 6/1/2025	2,639,169
	NiSource Finance Corporation
750,000	6.800%, 1/15/2019	830,923
	Noble Holding International, Ltd.
1,865,000	7.200%, 4/1/2025[h]	1,519,975
	ONEOK Partners, LP
1,080,000	3.375%, 10/1/2022	1,100,598
	Petrobras Global Finance BV
1,790,000	8.375%, 5/23/2021	1,980,277
	Petroleos Mexicanos
1,800,000	4.625%, 9/21/2023[d]	1,795,140
	Phillips 66 Partners, LP
900,000	3.550%, 10/1/2026	896,690
	Pioneer Natural Resources Company
1,850,000	3.950%, 7/15/2022	1,974,734
	Plains All American Pipeline, LP
1,790,000	2.850%, 1/31/2023	1,725,238
505,000	4.650%, 10/15/2025[h]	535,311
	Regency Energy Partners, LP
1,810,000	5.000%, 10/1/2022	1,942,210
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024	1,152,675
	Schlumberger Holdings Corporation
1,800,000	3.625%, 12/21/2022[d]	1,924,061
	Spectra Energy Partners, LP
1,810,000	3.375%, 10/15/2026	1,798,376
	Suncor Energy, Inc.
1,080,000	3.600%, 12/1/2024	1,121,782
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,813,559
	Tesoro Logistics, LP
1,120,000	5.500%, 10/15/2019	1,195,600
	TransCanada Trust
900,000	5.875%, 8/15/2076	963,000
	Transcontinental Gas Pipe Line Company, LLC
1,075,000	7.850%, 2/1/2026[d]	1,363,321
	Valero Energy Corporation
1,800,000	3.400%, 9/15/2026	1,761,718
	Williams Partners, LP
1,070,000	4.500%, 11/15/2023	1,118,892
900,000	3.900%, 1/15/2025	897,625
	Woodside Finance, Ltd.
1,870,000	3.650%, 3/5/2025[d]	1,874,825
	WPX Energy, Inc.
720,000	6.000%, 1/15/2022[h]	718,200

	Total	75,029,268

Financials (26.5%)
	Aegon NV
1,400,000	1.677%, 7/29/2049[g,i]	951,443
	AerCap Ireland Capital, Ltd.
540,000	3.950%, 2/1/2022	550,379
	Aetna, Inc.
1,800,000	3.200%, 6/15/2026	1,806,343
1,440,000	4.375%, 6/15/2046	1,460,261
	Aflac, Inc.
1,440,000	4.000%, 10/15/2046	1,420,309
	Air Lease Corporation
740,000	2.125%, 1/15/2018	742,583
1,490,000	3.750%, 2/1/2022	1,567,915
740,000	4.250%, 9/15/2024	781,336
	Ally Financial, Inc.
1,140,000	4.125%, 3/30/2020	1,158,525
	American Express Company
1,120,000	4.900%, 12/29/2049[i]	1,099,280
	American International Group, Inc.
630,000	3.750%, 7/10/2025	657,682
1,370,000	4.500%, 7/16/2044	1,393,409
	Aon plc
1,090,000	3.875%, 12/15/2025	1,156,341
	Ares Capital Corporation
1,810,000	4.875%, 11/30/2018	1,885,117
	Associated Banc-Corporation
1,850,000	4.250%, 1/15/2025	1,914,075
	Assured Guaranty US Holdings, Inc.
1,800,000	5.000%, 7/1/2024[h]	1,996,978
	Australia and New Zealand Banking Group, Ltd.
720,000	6.750%, 12/29/2049[d,h,i]	790,254
	AXA SA
1,420,000	8.600%, 12/15/2030	1,995,100
	Axis Specialty Finance, LLC
510,000	5.875%, 6/1/2020	563,758
	Banco de Brasil SA
778,000	9.000%, 12/31/2049[d,i]	720,428
	Bank of America Corporation
2,160,000	1.936%, 3/22/2018[g]	2,178,278
1,720,000	7.625%, 6/1/2019	1,963,714

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Financials (26.5%) - continued
$1,630,000	2.625%, 4/19/2021	$1,649,545
2,170,000	4.125%, 1/22/2024	2,328,844
1,670,000	4.200%, 8/26/2024	1,745,113
1,250,000	3.950%, 4/21/2025	1,283,243
730,000	3.875%, 8/1/2025	768,304
1,050,000	5.875%, 2/7/2042	1,327,856
1,890,000	4.750%, 4/21/2045	1,967,688
920,000	6.500%, 10/23/2049[i]	998,200
730,000	6.300%, 12/29/2049[i]	796,540
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[d]	1,378,233
	BBVA Bancomer SA/Texas
1,215,000	6.750%, 9/30/2022[d]	1,366,328
	Berkshire Hathaway, Inc.
1,640,000	2.750%, 3/15/2023	1,688,697
	Boston Properties, LP
1,800,000	2.750%, 10/1/2026	1,739,084
	BPCE SA
735,000	5.700%, 10/22/2023[d]	796,348
810,000	5.150%, 7/21/2024[d]	853,476
	Camden Property Trust
1,860,000	3.500%, 9/15/2024	1,893,117
	Capital One Financial Corporation
1,810,000	4.200%, 10/29/2025	1,879,473
	Centene Escrow Corporation
730,000	5.625%, 2/15/2021	765,777
	Citigroup, Inc.
1,440,000	2.255%, 9/1/2023[g]	1,445,112
2,630,000	4.400%, 6/10/2025	2,777,532
1,695,000	5.500%, 9/13/2025	1,908,684
1,090,000	3.700%, 1/12/2026	1,134,919
1,510,000	4.450%, 9/29/2027	1,590,954
	Citizens Bank NA
1,440,000	2.550%, 5/13/2021	1,458,236
	Citizens Financial Group, Inc.
720,000	2.375%, 7/28/2021	720,741
	CNA Financial Corporation
1,005,000	7.350%, 11/15/2019	1,150,984
1,130,000	7.250%, 11/15/2023	1,373,721
	Compass Bank
925,000	2.750%, 9/29/2019	925,812
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
710,000	11.000%, 12/29/2049[d,i]	855,479
	CoreStates Capital III
1,360,000	1.387%, 2/15/2027[d,g]	1,203,600
	Credit Agricole SA
1,430,000	8.125%, 12/29/2049[d,h,i]	1,535,591
	Credit Suisse Group Funding, Ltd.
1,810,000	3.125%, 12/10/2020	1,828,131
2,600,000	3.750%, 3/26/2025	2,578,914
	DDR Corporation
710,000	7.875%, 9/1/2020	846,323
990,000	3.625%, 2/1/2025	993,152
	Discover Bank of Greenwood Delaware
865,000	4.200%, 8/8/2023	922,079
900,000	4.250%, 3/13/2026	955,156
720,000	3.450%, 7/27/2026	720,482
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,889,210
	Essex Portfolio, LP
2,060,000	3.500%, 4/1/2025	2,113,729
	Fairfax Financial Holdings, Ltd.
1,085,000	5.800%, 5/15/2021[d]	1,183,173
	Five Corners Funding Trust
1,090,000	4.419%, 11/15/2023[d]	1,181,467
	GE Capital International Funding Company
1,473,000	4.418%, 11/15/2035	1,606,685
	Goldman Sachs Group, Inc.
1,600,000	5.375%, 3/15/2020	1,766,466
1,750,000	5.250%, 7/27/2021	1,966,893
1,800,000	2.350%, 11/15/2021	1,789,067
810,000	4.000%, 3/3/2024	863,484
2,550,000	3.850%, 7/8/2024	2,690,683
1,510,000	4.250%, 10/21/2025	1,579,874
2,240,000	5.150%, 5/22/2045	2,420,154
1,080,000	5.300%, 12/29/2049[h,i]	1,100,250
	Hartford Financial Services Group, Inc.
1,770,000	5.125%, 4/15/2022	2,002,785
	HCP, Inc.
800,000	4.250%, 11/15/2023	841,678
	Host Hotels & Resorts, LP
760,000	4.000%, 6/15/2025	769,745
	HSBC Finance Corporation
1,290,000	6.676%, 1/15/2021	1,472,343
	HSBC Holdings plc
1,080,000	3.600%, 5/25/2023	1,115,532
720,000	6.875%, 12/29/2049[i]	757,800
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,928,776
	Icahn Enterprises, LP
960,000	6.000%, 8/1/2020	943,200
	ILFC E-Capital Trust II
1,270,000	4.250%, 12/21/2065[d,g]	1,035,050
	ING Bank NV
1,835,000	5.800%, 9/25/2023[d]	2,063,599
	J.P. Morgan Chase & Company
720,000	2.295%, 8/15/2021	720,564
1,810,000	2.112%, 10/24/2023[g]	1,802,878
1,670,000	3.875%, 9/10/2024	1,744,100
730,000	3.900%, 7/15/2025	775,487
1,850,000	5.500%, 10/15/2040	2,256,264
730,000	6.750%, 1/29/2049[h,i]	810,300
1,090,000	7.900%, 4/29/2049[i]	1,123,517
1,440,000	6.000%, 12/29/2049[i]	1,501,200
	KeyCorp
180,000	5.000%, 12/29/2049[i]	176,715
	Kilroy Realty, LP
1,450,000	4.250%, 8/15/2029	1,503,644
	Liberty Mutual Group, Inc.
1,965,000	4.950%, 5/1/2022[d]	2,202,576
1,810,000	4.850%, 8/1/2044[d]	1,871,075
	Liberty Property, LP
1,125,000	4.750%, 10/1/2020	1,216,180
1,090,000	4.400%, 2/15/2024	1,176,726
	Lincoln National Corporation
1,850,000	4.000%, 9/1/2023	1,969,773
	Lloyds Bank plc
1,090,000	4.650%, 3/24/2026	1,121,911
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[d]	384,000
	MetLife Capital Trust X
750,000	9.250%, 4/8/2038[d]	1,092,375
	Mitsubishi UFJ Financial Group, Inc.
720,000	2.190%, 9/13/2021	714,597
	Mizuho Bank, Ltd.
1,600,000	3.600%, 9/25/2024[d]	1,691,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Financials (26.5%) - continued
	Morgan Stanley
$1,600,000	5.500%, 1/26/2020	$1,763,941
1,450,000	2.500%, 4/21/2021	1,461,470
1,795,000	4.875%, 11/1/2022	1,971,556
1,810,000	2.282%, 10/24/2023[g]	1,807,828
1,130,000	4.000%, 7/23/2025	1,204,100
1,450,000	5.000%, 11/24/2025	1,603,855
720,000	3.125%, 7/27/2026	716,568
1,490,000	4.350%, 9/8/2026	1,581,926
930,000	4.300%, 1/27/2045	973,884
	National Retail Properties, Inc.
1,800,000	3.900%, 6/15/2024	1,889,030
	Nationwide Building Society
1,510,000	3.900%, 7/21/2025[d]	1,613,689
1,080,000	4.000%, 9/14/2026[d]	1,065,388
	Nordea Bank AB
1,110,000	5.500%, 9/29/2049[d,i]	1,098,900
	Omega Healthcare Investors, Inc.
1,640,000	5.875%, 3/15/2024	1,704,401
1,130,000	5.250%, 1/15/2026	1,194,820
	Peachtree Corners Funding Trust
1,700,000	3.976%, 2/15/2025[d]	1,706,154
	PNC Capital Trust C
1,880,000	1.412%, 6/1/2028[g]	1,778,950
	Prologis, LP
1,490,000	4.250%, 8/15/2023	1,634,208
	Prudential Financial, Inc.
1,085,000	3.500%, 5/15/2024	1,137,281
825,000	6.200%, 11/15/2040	1,040,943
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,293,772
	Regions Bank
250,000	7.500%, 5/15/2018	270,910
	Reinsurance Group of America, Inc.
1,070,000	6.450%, 11/15/2019	1,205,246
1,095,000	4.700%, 9/15/2023	1,193,921
	Royal Bank of Scotland Group plc
1,440,000	3.875%, 9/12/2023	1,409,848
1,510,000	7.500%, 12/29/2049[i]	1,385,425
1,080,000	8.625%, 12/29/2049[i]	1,074,600
	Santander Holdings USA, Inc.
1,790,000	2.700%, 5/24/2019	1,807,424
1,500,000	4.500%, 7/17/2025	1,531,409
	Santander UK Group Holdings plc
940,000	2.875%, 10/16/2020	943,822
1,500,000	4.750%, 9/15/2025[d]	1,494,930
	Santander UK plc
800,000	3.125%, 1/8/2021	810,311
	Societe Generale SA
1,510,000	8.000%, 12/31/2049[d,h,i]	1,523,213
	Sumitomo Mitsui Financial Group, Inc.
1,440,000	3.010%, 10/19/2026	1,435,980
	SunTrust Banks, Inc.
1,090,000	2.900%, 3/3/2021	1,125,169
	Synchrony Financial
1,490,000	2.700%, 2/3/2020	1,506,257
1,560,000	4.250%, 8/15/2024	1,626,058
1,440,000	3.700%, 8/4/2026	1,418,551
	Toronto-Dominion Bank
1,440,000	3.625%, 9/15/2031	1,438,422
	Travelers Companies, Inc.
1,080,000	3.750%, 5/15/2046	1,100,967
	UBS Group Funding Jersey, Ltd.
900,000	2.650%, 2/1/2022[d]	895,181
1,510,000	4.125%, 9/24/2025[d]	1,573,267
	UnionBanCal Corporation
1,420,000	3.500%, 6/18/2022	1,490,503
	UnitedHealth Group, Inc.
1,520,000	3.350%, 7/15/2022	1,617,082
760,000	4.750%, 7/15/2045	879,883
	Wells Fargo & Company
1,440,000	3.000%, 4/22/2026	1,433,363
1,090,000	4.100%, 6/3/2026	1,145,186
1,810,000	3.000%, 10/23/2026	1,797,574
1,840,000	5.875%, 12/31/2049[i]	1,976,850
	Welltower, Inc.
720,000	6.125%, 4/15/2020	814,307
1,350,000	4.950%, 1/15/2021	1,486,274
950,000	4.000%, 6/1/2025	994,674
	Westpac Banking Corporation
1,820,000	2.850%, 5/13/2026	1,818,426
	XLIT, Ltd.
1,130,000	4.450%, 3/31/2025	1,148,368
1,160,000	5.250%, 12/15/2043	1,236,972

	Total	217,695,418

Foreign Government (0.8%)
	Argentina Government International Bond
910,000	6.875%, 4/22/2021[d]	984,620
	Brazil Government International Bond
900,000	6.000%, 4/7/2026	992,250
	Mexico Government International Bond
1,120,000	4.000%, 10/2/2023	1,177,120
1,249,000	3.600%, 1/30/2025	1,273,980
1,620,000	4.125%, 1/21/2026	1,712,340

	Total	6,140,310

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,425,000	3.000%, 11/1/2031[c]	2,537,725
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,925,000	4.000%, 11/1/2046[c]	4,198,370
	Federal National Mortgage Association Conventional
5,400,000	3.000%, 11/1/2046[c]	5,559,468
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,500,000	2.500%, 11/1/2031[c]	5,659,414
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
13,875,000	3.500%, 11/1/2046[c]	14,566,583
5,500,000	4.000%, 11/1/2046[c]	5,889,296
325,000	4.500%, 11/1/2046[c]	355,215

	Total	38,766,071

Technology (3.1%)
	Apple, Inc.
2,550,000	3.250%, 2/23/2026	2,659,836
1,450,000	2.450%, 8/4/2026	1,421,015
	Diamond 1 Finance Corporation
1,440,000	4.420%, 6/15/2021[d]	1,505,818
1,080,000	6.020%, 6/15/2026[d]	1,177,259

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Technology (3.1%) - continued
	Equinix, Inc.
$1,110,000	5.375%, 1/1/2022	$1,176,600
	Fidelity National Information Services, Inc.
1,810,000	3.875%, 6/5/2024	1,912,106
1,080,000	3.000%, 8/15/2026	1,055,587
	First Data Corporation
750,000	5.375%, 8/15/2023[d]	776,250
	Hewlett Packard Enterprise Company
1,510,000	3.100%, 10/5/2018[d]	1,543,862
1,500,000	3.850%, 10/15/2020[d]	1,589,203
	Intel Corporation
1,630,000	4.100%, 5/19/2046	1,676,934
	Microsoft Corporation
1,440,000	3.450%, 8/8/2036	1,421,578
	Oracle Corporation
2,150,000	2.650%, 7/15/2026	2,120,818
1,800,000	4.000%, 7/15/2046	1,777,554
	Qualcomm, Inc.
1,510,000	3.450%, 5/20/2025	1,582,732
	Seagate HDD Cayman
1,130,000	4.875%, 6/1/2027	1,020,962
	Sensata Technologies BV
1,110,000	4.875%, 10/15/2023[d]	1,150,237

	Total	25,568,351

Transportation (2.1%)
	American Airlines Pass Through Trust
1,224,704	4.000%, 7/15/2025	1,304,297
	British Airways plc
2,271,388	4.625%, 6/20/2024[d]	2,430,385
	Burlington Northern Santa Fe, LLC
1,500,000	4.700%, 9/1/2045	1,715,759
	Continental Airlines, Inc.
467,354	7.250%, 11/10/2019	525,773
665,052	4.000%, 10/29/2024	713,268
	Delta Air Lines, Inc.
746,430	4.950%, 5/23/2019	785,618
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[d]	2,281,006
1,000,000	3.800%, 11/1/2025[d]	1,060,021
1,440,000	3.300%, 12/1/2026[d]	1,462,271
	Penske Truck Leasing Company, LP
1,490,000	3.375%, 2/1/2022[d]	1,540,048
	United Airlines Pass Through Trust
857,514	3.750%, 9/3/2026	900,925
	US Airways Pass Through Trust
1,568,776	3.950%, 11/15/2025	1,655,044
	Virgin Australia Holdings, Ltd.
991,017	5.000%, 10/23/2023[d]	1,028,180

	Total	17,402,595

U.S. Government and Agencies (5.3%)
	U.S. Treasury Bonds
3,500,000	1.500%, 8/15/2026	3,395,546
2,980,000	3.125%, 2/15/2042	3,316,996
2,450,000	2.500%, 2/15/2045	2,407,316
4,060,000	3.000%, 11/15/2045	4,407,954
	U.S. Treasury Bonds, TIPS
920,502	0.750%, 2/15/2045	924,769
1,097,788	1.000%, 2/15/2046	1,182,640
	U.S. Treasury Notes
500,000	0.875%, 11/30/2016	500,271
2,500,000	1.375%, 5/31/2020	2,521,583
3,270,000	1.125%, 2/28/2021	3,251,351
4,000,000	2.000%, 5/31/2021	4,123,124
3,350,000	2.000%, 7/31/2022	3,445,398
4,040,000	1.875%, 8/31/2022	4,125,850
3,870,000	2.125%, 12/31/2022	4,003,484
2,160,000	1.625%, 5/31/2023	2,165,232
2,170,000	1.625%, 10/31/2023	2,171,018
	U.S. Treasury Notes, TIPS
1,446,883	0.125%, 7/15/2026	1,450,861

	Total	43,393,393

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
1,450,000	5.250%, 11/15/2022, Ser. A, AMT	1,700,821

	Total	1,700,821

Utilities (6.1%)
	Access Midstream Partners, LP
730,000	4.875%, 5/15/2023	739,319
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,483,786
	Arizona Public Service Company
1,620,000	8.750%, 3/1/2019	1,883,718
	Baltimore Gas and Electric Company
1,440,000	2.400%, 8/15/2026	1,410,028
	Calpine Corporation
1,080,000	5.375%, 1/15/2023	1,069,200
	Cleveland Electric Illuminating Company
554,000	5.700%, 4/1/2017	563,400
	DCP Midstream Operating, LP
1,450,000	5.600%, 4/1/2044	1,359,375
	Duke Energy Corporation
2,160,000	2.650%, 9/1/2026	2,101,730
	Dynegy, Inc.
750,000	7.375%, 11/1/2022	723,281
	Electricite de France SA
1,800,000	5.250%, 12/29/2049[d,i]	1,782,000
	Emera U.S. Finance, LP
1,790,000	3.550%, 6/15/2026[d]	1,828,283
	Energy Transfer Equity, LP
1,130,000	5.500%, 6/1/2027	1,101,750
	Enterprise Products Operating, LLC
1,070,000	6.650%, 4/15/2018	1,144,719
	Exelon Corporation
1,880,000	3.950%, 6/15/2025	2,004,482
1,090,000	3.400%, 4/15/2026	1,125,520
	Exelon Generation Company, LLC
1,440,000	4.250%, 6/15/2022	1,533,097
	FirstEnergy Transmission, LLC
2,170,000	4.350%, 1/15/2025[d]	2,299,436
	Fortis, Inc.
1,440,000	3.055%, 10/4/2026[d]	1,417,016
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,101,823
	MidAmerican Energy Holdings Company
2,550,000	3.750%, 11/15/2023	2,754,671
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,356,227
	NiSource Finance Corporation
1,800,000	5.450%, 9/15/2020	2,008,222
	Ohio Power Company
1,600,000	6.050%, 5/1/2018	1,703,414
	Oncor Electric Delivery Company, LLC
1,510,000	3.750%, 4/1/2045	1,531,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

INCOME FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Utilities (6.1%) - continued
	Pacific Gas and Electric Company
$730,000	2.950%, 3/1/2026	$749,403
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,469,740
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,890,753
1,810,000	3.950%, 3/15/2024	1,934,510
1,080,000	3.100%, 5/15/2026	1,084,079
	Southern Company
1,440,000	3.250%, 7/1/2026	1,475,809
	Xcel Energy, Inc.
1,510,000	3.300%, 6/1/2025	1,572,544

	Total	50,202,526

	Total Long-Term Fixed Income (cost $718,969,990)	743,156,212

Shares	Preferred Stock (1.4%)	Value
Consumer Staples (0.2%)
43,424	CHS, Inc., 7.100%[i]	1,285,350

	Total	1,285,350

Financials (1.2%)
57,878	Citigroup, Inc., 7.257%[g]	1,505,407
12,500	Cobank ACB, 6.250%[i]	1,332,423
18,075	Countrywide Capital V, 7.000%	465,612
51,800	Discover Financial Services 6.500%[i]	1,356,642
46,410	GMAC Capital Trust I, 6.602%[g]	1,184,847
54,060	Goldman Sachs Group, Inc., 5.500%[i]	1,409,344
51,800	Morgan Stanley, 7.125%[i]	1,511,524
58,500	Wells Fargo & Company, 5.850%[i]	1,558,440

	Total	10,324,239

	Total Preferred Stock (cost $11,047,097)	11,609,589

Shares	Common Stock (0.1%)	Value
Energy (0.1%)
10,761	Arch Coal, Inc.[h,j]	789,642
757	Vantage Drilling International[j]	63,588

	Total	853,230

	Total Common Stock (cost $770,971)	853,230

Shares	Collateral Held for Securities Loaned (2.5%)	Value
20,144,903	Thrivent Cash Management Trust	20,144,903

	Total Collateral Held for Securities Loaned (cost $20,144,903)	20,144,903

Shares or Principal Amount	Short-Term Investments (8.8%)[k]	Value
	Federal Home Loan Bank Discount Notes
2,700,000	0.311%, 11/1/2016	2,700,000
800,000	0.290%, 11/2/2016	799,995
1,900,000	0.310%, 11/4/2016	1,899,968
500,000	0.335%, 11/18/2016	499,953
4,900,000	0.322%, 11/25/2016	4,899,348
2,500,000	0.345%, 11/30/2016	2,499,597
2,200,000	0.348%, 12/2/2016	2,199,602
2,300,000	0.295%, 12/7/2016	2,299,517
600,000	0.285%, 12/9/2016	599,867
800,000	0.310%, 1/3/2017	799,552
1,000,000	0.350%, 1/13/2017	999,351
8,000,000	0.310%, 1/17/2017	7,994,528
1,100,000	0.365%, 1/27/2017	1,099,150
	Federal National Mortgage Association Discount Notes
1,000,000	0.345%, 1/11/2017[l]	999,369
4,226,259	Thrivent Core Short-Term Reserve Fund 0.790%	42,262,592

	Total Short-Term Investments (cost $72,551,093)	72,552,389

	Total Investments (cost $851,504,396) 106.6%	$876,573,156

	Other Assets and Liabilities, Net (6.6%)	(54,469,773)

	Total Net Assets 100.0%	$822,103,383

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $124,083,043 or 15.1% of total net assets.

e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
f	All or a portion of the security is insured or guaranteed.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

INCOME FUND

Schedule of Investments as of October 31, 2016

*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Income Fund as of October 31, 2016 was $1,172,830 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
CAM Mortgage, LLC, 7/15/2064	6/24/2015	$206,140
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	1,294,367

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$16,247,643
Common Stock	785,166
Total lending	$17,032,809
Gross amount payable upon return of collateral for securities loaned	$20,144,903
Net amounts due to counterparty	$3,112,094

Definitions:

AMT	-	Subject to Alternative Minimum Tax
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Alabama (0.3%)
	Alabama Public School and College Auth. Capital Improvement Rev. Refg.
$1,500,000	5.000%, 5/1/2029, Ser. Aa	$1,646,220
	Auburn University, AL General Fee Rev. Refg.
1,000,000	5.000%, 6/1/2032, Ser. A	1,194,580
1,250,000	5.000%, 6/1/2033, Ser. A	1,486,850

	Total	4,327,650

Alaska (0.3%)
	Valdez, AK Marine Terminal Rev. (Exxon Mobil)
1,805,000	0.500%, 12/1/2029[b]	1,805,000
	Valdez, AK Marine Terminal Rev. (Exxon Pipeline Company)
3,800,000	0.500%, 10/1/2025[b]	3,800,000

	Total	5,605,000

Arizona (1.0%)
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. Aa	1,760,145
	Arizona State University Board of Regents System Rev. Green Bonds
1,000,000	5.000%, 7/1/2042, Ser. B	1,172,200
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,842,478
	Northern Arizona Capital Fac. Lease Rev. (Student & Academic Services, LLC) (BAM Insured)
750,000	5.000%, 6/1/2039[c]	861,458
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,175,410
	Northern Arizona University Refg. Rev.
1,180,000	5.000%, 6/1/2036, Ser. A	1,395,763
750,000	5.000%, 6/1/2037, Ser. A	885,068
320,000	5.000%, 6/1/2038, Ser. A	375,574
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. A	3,411,563
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,588,953
	Yavapai County, AZ Industrial Development Auth. Hospital Fac. Rev. Refg. (Yavapai Regional Medical Center)
500,000	5.000%, 8/1/2036[d]	564,090

	Total	16,032,702

Arkansas (0.8%)
	Pulaski County, AR Hospital Rev. (Arkansas Children’s Hospital)
3,055,000	5.000%, 3/1/2035	3,583,210
	Rogers, AR Sales and Use Tax Refg. and Improvement
2,975,000	4.000%, 11/1/2027, Ser. 2011	3,244,892
55,000	4.125%, 11/1/2031, Ser. 2011	55,000
	University of Arkansas Rev.
900,000	5.000%, 11/1/2037, Ser. A	1,084,725
1,300,000	5.000%, 11/1/2046, Ser. A	1,550,445
	University of Arkansas Rev. Refg. Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	780,052
	University of Arkansas Rev. Student Fee (Community College at Morrilton)
570,000	5.000%, 5/1/2046	675,011
	University of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,322,581
825,000	5.000%, 11/1/2041, Ser. A	962,000

	Total	13,257,916

California (11.2%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ac	4,901,752
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031	6,547,700
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,422,440
	California Health Fac. Financing Auth. Rev.
1,750,000	5.000%, 8/15/2055	2,020,638
	California Infrastructure and Economic Development Bank Rev. (Bay Area Toll Bridges Seismic Retrofit Rev.) (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,c	6,361,350
	California Municipal Finance Auth. Refg. Rev. (Biola University)
1,500,000	5.875%, 10/1/2034	1,589,775
1,250,000	5.000%, 10/1/2042	1,386,950
	California Various Purpose G.O.
3,565,000	5.500%, 4/1/2024	3,951,838
10,000	5.250%, 4/1/2029	10,039
10,000,000	5.250%, 3/1/2038	10,529,000
5,000,000	6.000%, 4/1/2038	5,577,600
5,000,000	6.000%, 11/1/2039	5,707,200
	California Various Purpose G.O. Refg.
4,000,000	5.000%, 9/1/2035	4,789,720
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,236,145
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, CA Water System Rev. Refg. (NATL-RE Insured)
10,000,000	5.000%, 6/1/2037, Ser. Aa,c	10,252,800
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. Ca	5,897,400
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Ser. Ac	511,123
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. Aa	11,415,795

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
California (11.2%) - continued
	Los Angeles Unified School District, Los Angeles County, CA G.O.
$1,000,000	5.000%, 7/1/2032, Ser. A	$1,160,590
5,000,000	5.000%, 1/1/2034, Ser. I	5,518,000
	Los Angeles, CA Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	8,999,600
	Los Angeles, CA Department of Water & Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	8,213,800
	Pittsburg, CA Redevelopment Agency Tax Allocation (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[c]	4,176,700
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA Collateralized)
2,345,000	7.600%, 5/1/2023, Ser. Aa,c	2,827,273
	San Bernardino, CA Single Family Mortgage Rev. Refg. (GNMA Collateralized)
830,000	7.500%, 5/1/2023, Ser. Aa,c	997,726
	San Diego County, CA C.O.P.
5,000,000	5.250%, 7/1/2030	5,602,700
	San Diego Unified School District G.O.
10,000,000	Zero Coupon, 7/1/2033, Ser. Aa,e	11,508,700
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,788,320
7,030,000	6.000%, 5/1/2039, Ser. E	7,881,544
7,825,000	5.000%, 5/1/2044, Ser. A, AMT	8,852,266
	San Jose, CA Redevelopment Agency Tax Allocation Refg. (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Ser. Ac	2,769,964
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	4,150,950
	Tuolumne Wind Proj. Auth. Rev. (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Ser. Aa	2,200,460
	University of California Limited Rev. Refg.
8,000,000	5.000%, 5/15/2032, Ser. I	9,693,440
	University of California Rev.
810,000	5.250%, 5/15/2039, Ser. Oa	897,763
2,765,000	5.250%, 5/15/2039, Ser. Oa	3,064,588
1,425,000	5.250%, 5/15/2039, Ser. Oa	1,582,349

	Total	186,995,998

Colorado (3.2%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
500,000	5.000%, 6/1/2019	541,260
200,000	5.000%, 6/1/2021	226,618
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Ser. Aa	487,901
1,000,000	5.375%, 6/15/2038, Ser. Aa	1,028,710
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,030,780
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc. High School)
3,000,000	5.125%, 12/1/2039	3,161,880
	Colorado Health Fac. Auth. Hospital Rev. (Parkview Medical Center, Inc.)
4,000,000	5.000%, 9/1/2046	4,570,480
	Colorado Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,181,380
	Colorado Health Fac. Auth. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,393,732
500,000	5.625%, 6/1/2043	576,255
	Colorado Higher Education Capital Construction Lease Purchase Financing Program C.O.P.
405,000	5.500%, 11/1/2027[a]	441,899
1,180,000	5.500%, 11/1/2027[a]	1,287,510
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,529,550
2,000,000	5.250%, 12/1/2031, Ser. A	2,005,620
	E-470 Colorado Public Highway Auth. Rev.
1,000,000	5.000%, 9/1/2020, Ser. A	1,133,620
	Larimer County, CO Poudre School District R-1 G.O. Improvement (NATL-RE-IBC Insured)
775,000	7.000%, 12/15/2016[c]	780,828
	Park Creek, CO Metropolitan District Rev. Refg.
1,220,000	5.000%, 12/1/2022	1,424,191
1,000,000	5.000%, 12/1/2024	1,193,020
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
1,000,000	5.000%, 12/1/2021*	1,093,870
500,000	5.000%, 12/1/2022*	551,300
	University of Colorado University Enterprise Rev.
1,250,000	5.375%, 6/1/2032, Ser. Aa	1,388,600
3,250,000	5.000%, 6/1/2033, Ser. A	3,817,840
9,790,000	5.000%, 6/1/2033[a]	11,465,559
3,000,000	5.000%, 6/1/2034, Ser. A	3,512,850

	Total	52,825,253

District of Columbia (0.9%)
	District of Columbia Income Tax Secured Rev. Refg.
2,325,000	5.000%, 12/1/2017, Ser. A	2,431,834
5,225,000	5.000%, 12/1/2028, Ser. C	5,814,536

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
District of Columbia (0.9%) - continued
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
$6,000,000	5.000%, 10/1/2038, Ser. A, AMT	$6,744,360

	Total	14,990,730

Florida (6.5%)
	Broward County, FL Water and Sewer Utility Rev.
3,115,000	5.250%, 10/1/2034, Ser. Aa	3,371,894
	Broward County, FL Water and Sewer Utility Rev. Refg.
1,000,000	5.000%, 10/1/2030, Ser. A	1,216,530
1,500,000	5.000%, 10/1/2031, Ser. B	1,815,375
	Citizens Property Insurance Corporation Rev.
10,000,000	5.000%, 6/1/2022, Ser. A1	11,724,600
	CityPlace Community Development District Special Assessment and Rev.
500,000	5.000%, 5/1/2017	508,180
2,000,000	5.000%, 5/1/2026	2,314,220
	County of Broward, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[c]	1,318,617
605,000	5.000%, 4/1/2022, Ser. A, AMT[c]	702,538
700,000	5.000%, 4/1/2025, Ser. A, AMT[c]	808,871
	Florida State Municipal Power Agency Rev.
1,000,000	5.000%, 10/1/2030, Ser. B	1,195,160
840,000	5.000%, 10/1/2031, Ser. B	998,768
	Greater Orlando Aviation Auth. Airport Fac. Rev.
1,500,000	5.000%, 10/1/2039, Ser. Ca	1,672,500
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,269,026
	Halifax Hospital Medical Center Rev.
755,000	5.000%, 6/1/2020	848,152
	Hillsborough County, FL Community Investment Tax Refg. Rev.
4,025,000	5.000%, 11/1/2017, Ser. B	4,191,917
	Jacksonville, FL Port Auth. Rev. Refg.
2,390,000	5.000%, 11/1/2038, AMT	2,625,893
	Leon County Educational Fac. Auth. C.O.P. (Southgate Residence Hall)
1,145,000	8.500%, 9/1/2017[a]	1,218,887
	Miami-Dade County Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,638,180
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. Ba	8,453,850
8,000,000	5.500%, 10/1/2041, Ser. A	8,941,440
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System)
5,000,000	5.000%, 6/1/2035, Ser. A	5,780,350
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGC Insured)
2,000,000	5.625%, 6/1/2034[c]	2,207,180
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,494,667
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Ser. Ac	2,888,892
	Orlando-Orange County, FL Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. Aa	4,101,768
4,095,000	5.000%, 7/1/2035, Ser. Ca	4,665,761
	Palm Beach County Health Fac. Auth. Rev. Refg. (Lifespace Communities, Inc.)
3,000,000	5.000%, 5/15/2038, Ser. C	3,419,880
	South FL Water Management District C.O.P. Refg.
4,000,000	5.000%, 10/1/2036	4,720,280
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. A	7,269,125
	Tallahassee, FL Consolidated Utility Systems Rev.
4,535,000	5.000%, 10/1/2032	4,704,110
	Tampa, FL Hospital Rev. Refg. (H. Lee Moffitt Cancer Center)
5,000,000	5.000%, 7/1/2037, Ser. Bd	5,631,900

	Total	108,718,511

Georgia (1.1%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,110,700
500,000	5.000%, 1/1/2034, Ser. C, AMT	553,315
500,000	5.000%, 1/1/2037, Ser. C, AMT	550,785
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,681,956
	Atlanta, GA Water & Wastewater Rev. Refg.
2,500,000	5.000%, 11/1/2031	2,990,375
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
1,055,000	6.100%, 10/1/2019[a,c]	1,145,350
	Burke County Development Auth. Pollution Control Rev. (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Ser. C	6,289,800
	Cherokee County, GA Water and Sewerage (NATL-RE Insured)
2,455,000	5.500%, 8/1/2018[c]	2,590,590
	Georgia Refg. Electric Auth. Rev.
610,000	5.000%, 1/1/2035, Ser. A	709,277

	Total	17,622,148

Hawaii (1.3%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,435,291
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,098,600
5,395,000	5.250%, 11/15/2037	5,941,837
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,600,000	5.000%, 8/1/2028, AMT	1,834,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Hawaii (1.3%) - continued
	Hawaii State Harbor System Rev.
$6,000,000	5.250%, 7/1/2030, Ser. A	$6,716,460
	Honolulu, HI City & County Wastewater System Rev.
350,000	5.000%, 7/1/2036, Ser. A	419,724
	Honolulu, HI City & County Wastewater System Rev. Refg.
1,500,000	5.000%, 7/1/2036, Ser. B	1,798,815

	Total	21,245,031

Illinois (6.8%)
	Chicago IL G.O. Refg.
4,000,000	5.000%, 1/1/2023, Ser. C	4,272,800
	Chicago IL O’Hare International Airport Rev. Refg.
1,200,000	5.000%, 1/1/2029	1,428,132
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	10,865,865
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,313,065
	Cook County, IL School District No. 99 (Cicero) G.O. School (NATL-RE Insured)
1,815,000	8.500%, 12/1/2016[c]	1,826,108
	Illinois Finance Auth. Rev. (DePaul University)
4,075,000	6.000%, 10/1/2032, Ser. Aa	4,922,722
1,000,000	5.000%, 10/1/2041	1,152,810
	Illinois Finance Auth. Rev. (Rush University Medical Center)
1,000,000	5.000%, 11/15/2027, Ser. A	1,209,860
5,000,000	7.250%, 11/1/2038, Ser. Aa	5,625,400
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
3,530,000	5.000%, 3/1/2034, Ser. A	3,966,096
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL- RE Insured )
2,020,000	5.250%, 11/1/2035, Ser. Ba,c	2,192,791
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
1,380,000	6.000%, 4/1/2018, Ser. Cc	1,454,782
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
8,050,000	5.750%, 6/15/2018, 2nd Ser.[c]	8,638,616
	McHenry and Lake Counties G.O. School (AGM Insured)
60,000	9.000%, 12/1/2017[c]	60,376
1,475,000	9.000%, 12/1/2017[a,c]	1,540,992
	Metropolitan Pier and Exposition Auth., IL Dedicated Tax Rev. (McCormick Place Expansion) (NATL-RE Insured)
5,695,000	5.500%, 6/15/2020[c]	5,906,000
1,305,000	5.500%, 6/15/2020[a,c]	1,356,469
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
17,605,000	Zero Coupon, 6/15/2020, Ser. Ac	15,812,987
3,100,000	Zero Coupon, 6/15/2024, Ser. Ac	2,362,014
2,000,000	Zero Coupon, 12/15/2024, Ser. Ac	1,489,160
	Railsplitter Tobacco Settlement Auth. Tobacco Settlement Rev.
6,340,000	5.000%, 6/1/2017	6,486,327
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
2,025,000	6.700%, 11/1/2021, Ser. Ac	2,296,168
	State of Illinois G.O.
5,000,000	5.000%, 3/1/2027	5,291,550
1,500,000	5.500%, 7/1/2033	1,647,000
1,750,000	5.500%, 7/1/2038	1,912,890
	State of Illinois G.O. Refg.
9,000,000	5.000%, 8/1/2017	9,227,790
5,335,000	5.000%, 4/1/2018, Ser. A	5,548,240
	University of Illinois Auxiliary Fac. System Rev.
2,500,000	5.750%, 4/1/2038, Ser. Aa	2,779,950

	Total	112,586,960

Indiana (2.5%)
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. Da	7,699,790
	Indiana Finance Auth. Hospital Rev. (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Ser. Aa	1,698,405
	Indiana Finance Auth. Private Activity (Ohio River Bridges East End Crossing)
1,000,000	5.000%, 1/1/2019, Ser. B, AMT	1,006,740
	Indiana Finance Auth. Wastewater Utility Rev. (CWA Auth., Inc.) (NATL-RE Insured)
6,000,000	5.000%, 10/1/2041, Ser. Ac	7,000,140
	Indiana Health and Educational Fac. Financing Auth. Health System Rev. Refg. (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
450,000	5.250%, 5/15/2041, Ser. Ea,c	479,313
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. A	2,037,928
4,155,000	5.000%, 1/1/2042, Ser. A	4,703,709
	Indiana Transportation Finance Auth. Highway Rev.
45,000	6.800%, 12/1/2016, Ser. A	45,207
	Indianapolis Local Public Improvement Bank Rev. (Waterworks)
5,000,000	5.750%, 1/1/2038, Ser. A	5,506,600
	Knox County, IN Economic Development Rev. Refg. (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Ser. A	3,047,591
6,965,000	5.000%, 4/1/2042, Ser. A	7,405,536
	Purdue University, IN Rev. Refg.
1,500,000	5.000%, 7/1/2028, Ser. A	1,827,375

	Total	42,458,334

Iowa (0.8%)
	Ames, IA Rev. Refg. (Mary Greeley Medical Center)
4,430,000	5.000%, 6/15/2032	5,263,416

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Iowa (0.8%) - continued
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Rev.
$3,165,000	5.400%, 6/1/2029	$3,473,841
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,369,639
	Waterloo, IA Community School District Tax Rev. Refg. (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Ser. A	3,881,041

	Total	13,987,937

Kansas (0.2%)
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,957,704
	Sedgwick and Shawnee Counties, KS Single Family Mortgage Rev. (GNMA Collateralized)
30,000	6.700%, 6/1/2029, Ser. A-2[c]	30,236

	Total	3,987,940

Kentucky (1.5%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Ser. A	6,634,639
	Kentucky Public Transportation Infrastructure Auth. Subordinate Toll Rev. (Downtown Crossing)
5,000,000	5.000%, 7/1/2017, Ser. A	5,131,150
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. A	5,837,650
	Paducah, KY Electric Plant Board Rev. (AGC Insured)
2,500,000	5.250%, 10/1/2035, Ser. Aa,c	2,748,325
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
750,000	5.000%, 10/1/2035, Ser. Ac	874,320
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	4,063,035

	Total	25,289,119

Louisiana (2.4%)
	City of Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,739,150
	City of New Orleans, LA G.O. Refg.
750,000	5.000%, 12/1/2026	921,045
850,000	5.000%, 12/1/2027	1,036,813
350,000	5.000%, 12/1/2029	418,005
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	448,927
1,520,000	5.000%, 11/1/2031	1,758,002
	Louisiana Local Government Environmental Fac. & Community Development Auth. East Baton Rouge Sewer Rev.
4,900,000	5.000%, 2/1/2035, Ser. A	5,513,970
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. B	5,622,500
7,000,000	5.000%, 5/1/2045, Ser. B	7,780,080
	Louisiana State Public Fac. Auth. Rev. (University of New Orleans Research & Technology Foundation, Inc. Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[c]	1,599,876
800,000	5.000%, 9/1/2031[c]	940,208
	Louisiana Utilities Rev. (Parish of St. Tammany)
2,000,000	5.500%, 8/1/2035, Ser. B	2,283,980
	New Orleans, LA Aviation Board Rev.
2,500,000	5.000%, 1/1/2040, Ser. B, AMT	2,811,500
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,519,027
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,660,050
525,000	5.000%, 4/1/2033, Ser. B, AMT	577,174

	Total	40,630,307

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,154,450

	Total	1,154,450

Massachusetts (4.2%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bc	6,497,000
	Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute)
6,500,000	5.000%, 12/1/2046	7,580,690
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	879,060
	Massachusetts Development Finance Agency Rev. (Wellesley College)
3,000,000	5.000%, 7/1/2042, Ser. J	3,516,660
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,898,170
	Massachusetts Health and Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	7,070,112
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	9,273,424
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	8,263,854
	Massachusetts Water Pollution Abatement Trust Pool Program Refg.
5,000,000	5.000%, 8/1/2024	6,278,200

	Total	70,257,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Michigan (2.6%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
$1,645,000	5.700%, 4/1/2020	$1,775,465
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,107,370
	Grand Valley, MI State University General Rev.
1,045,000	5.750%, 12/1/2034[a]	1,049,347
	Grand Valley, MI State University General Rev. Refg.
650,000	5.000%, 12/1/2029, Ser. B	772,129
	Grand Valley, MI State University Rev.
1,850,000	5.000%, 12/1/2031, Ser. A	2,175,563
	Great Lakes, MI Water Auth. Water Supply System Rev.
10,000,000	5.000%, 7/1/2046, Ser. A	11,352,500
	Kalamazoo Hospital Finance Auth. Hospital Rev. (Bronson Methodist Hospital) (AGM Insured)
4,000,000	5.250%, 5/15/2036[c]	4,413,160
	Kalamazoo Hospital Finance Auth. Hospital Rev. Refg. (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Ser. Ac	3,435,055
	Kent County, MI G.O.
2,775,000	5.000%, 1/1/2024, AMT	3,185,450
	Michigan State Finance Auth. Rev. (Beaumont Health Credit Group)
6,000,000	5.000%, 11/1/2044	6,729,060
	Rochester Community School District, Oakland and Macomb Counties, MI School Building and Site G.O. (NATL-RE Q-SBLF Insured)
4,560,000	5.000%, 5/1/2019[c]	4,892,333

	Total	42,887,432

Minnesota (3.0%)
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	289,685
500,000	5.000%, 2/1/2034	567,490
750,000	5.000%, 2/1/2039	842,378
	Ham Lake, MN Charter School Lease Rev. (DaVinci Academy of Arts and Science)
340,000	5.000%, 7/1/2036, Ser. A	353,726
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,575,000	5.250%, 12/1/2035, Ser. H	1,676,666
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,990,422
	Minnesota State Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	237,484
150,000	5.000%, 10/1/2030	177,252
200,000	5.000%, 10/1/2032	234,296
175,000	5.000%, 10/1/2033	204,328
1,500,000	5.000%, 10/1/2047	1,752,495
	North Oaks, MN Senior Housing Rev. (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039[a]	2,048,180
	North Oaks, MN Senior Housing Rev. Refg. (Waverly Gardens)
4,000,000	5.000%, 10/1/2047	4,197,600
	Northern Municipal Power Agency, MN Electric System Rev. (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Ser. Aa,c	2,096,840
	Rochester, MN Health Care Fac. Rev. (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,137,070
	Shakopee Independent School District No. 720 G.O. School Building Crossover Refg.
1,425,000	5.000%, 2/1/2018	1,498,231
	St Paul, MN Housing and Redevelopment Auth. Health Care Fac. Rev. (HealthPartners Obligated Group)
5,945,000	5.000%, 7/1/2032, Ser. A	6,980,025
	St. Cloud, MN Health Care Rev. Refg. (CentraCare Health System)
125,000	5.125%, 5/1/2030, Ser. A	139,217
1,915,000	5.125%, 5/1/2030, Ser. Aa	2,180,113
1,000,000	5.000%, 5/1/2046, Ser. A	1,164,260
	St. Louis Park, MN Health Care Fac. Rev. Refg. (Park Nicollet Health Services)
1,000,000	5.750%, 7/1/2030, Ser. Ca	1,080,910
5,745,000	5.750%, 7/1/2039[a]	6,464,446
	St. Paul, MN Housing and Redevelopment Auth. Educational Fac. Rev. Refg. (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,137,200
	St. Paul, MN Housing and Redevelopment Auth. Health Care Fac. Rev. (HealthPartners)
1,500,000	5.250%, 11/15/2016[a]	1,502,610
230,000	5.250%, 5/15/2019[a]	230,400
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,902,902
	Western Minnesota Municipal Power Agency Rev.
1,000,000	5.000%, 1/1/2033, Ser. A	1,169,500
1,000,000	5.000%, 1/1/2034, Ser. A	1,165,920
300,000	5.000%, 1/1/2035, Ser. A	348,921
1,000,000	5.000%, 1/1/2040, Ser. A	1,154,560
	Winona, MN Health Care Fac. Rev. Refg. (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034	539,605

	Total	49,464,732

Mississippi (0.3%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,897,315
	Mississippi Development Bank S.O. (Desoto County Highway Construction)
3,180,000	5.000%, 1/1/2030	3,664,982

	Total	5,562,297

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Missouri (0.7%)
	Jackson County, MO Special Obligation Rev. (Harry S. Truman Sports Complex) (AMBAC Insured)
$7,500,000	5.000%, 12/1/2027[a,c]	$7,526,625
	Missouri State Environmental Improvement and Energy Resources Auth. Water Pollution Rev.
175,000	5.250%, 1/1/2018	175,679
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (Lake Regional Health System)
810,000	5.000%, 2/15/2019	873,391
925,000	5.000%, 2/15/2022	1,055,665
1,680,000	5.000%, 2/15/2034	1,836,240
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
1,000,000	5.000%, 7/1/2032, AMT	1,079,120

	Total	12,546,720

Nebraska (1.5%)
	Douglas County, NE Hospital Auth. No. 3 Health Fac. Refg. Rev. (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048[a]	2,190,440
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,948,125
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,534,681
	Omaha, NE Public Power District Rev.
8,150,000	5.000%, 2/1/2045, Ser. A	9,527,106
	Omaha, NE Sanitary Sewerage System Rev.
1,340,000	5.000%, 11/15/2034	1,586,868
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,145,480
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,528,972
	University of Nebraska Student Housing Rev.
1,680,000	5.000%, 5/15/2040, Ser. B	1,880,021

	Total	24,341,693

New Hampshire (0.2%)
	New Hampshire State Turnpike System Rev. Refg.
1,000,000	5.000%, 2/1/2017, Ser. B	1,010,910
2,000,000	5.000%, 10/1/2019	2,224,480

	Total	3,235,390

New Jersey (1.3%)
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. A	1,106,020
	New Jersey G.O. (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Ser. Lc	1,064,940
	New Jersey Transportation Trust Fund Auth. Rev.
1,000,000	5.250%, 6/15/2033, Ser. AA	1,120,550
1,645,000	5.250%, 6/15/2034, Ser. AA	1,839,422
	New Jersey Transportation Trust Fund Auth. Rev. Federal Highway Reimbursement Notes
10,000,000	5.000%, 6/15/2023, Ser. A-2[d]	10,444,500
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,637,775
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	4,026,230

	Total	21,239,437

New York (6.9%)
	City of New York G.O.
40,000	5.250%, 8/1/2017, Ser. B	40,156
1,920,000	5.000%, 8/1/2032, Ser. A	2,262,125
	Metropolitan Transportation Auth. State Service Contract Refg.
5,000,000	5.500%, 7/1/2017, Ser. A	5,159,300
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
8,585,000	5.750%, 6/15/2040, Ser. A	9,229,991
2,570,000	5.750%, 6/15/2040, Ser. Aa	2,771,360
3,250,000	5.375%, 6/15/2043, Ser. EE	3,766,327
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	14,808,796
15,000,000	5.000%, 11/1/2033, Ser. D-1	17,532,900
6,000,000	5.000%, 8/1/2038, Ser. B-1	7,119,240
	New York City Trust for Cultural Resources Refg. Rev. (The Museum of Modern Art)
2,030,000	5.000%, 4/1/2017, Ser. A	2,067,027
	New York State Dormitory Auth. State Personal Income Tax Rev.
15,000	5.000%, 2/15/2029, Ser. Aa	16,377
5,110,000	5.000%, 2/15/2029, Ser. A	5,546,598
5,000,000	5.000%, 3/15/2039, Ser. C	5,862,400
	New York State Dormitory Auth. State University Educational Fac. Rev.
2,570,000	5.875%, 5/15/2017, Ser. A	2,640,315
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,670,100
	New York State Urban Development Corporation State Personal Income Tax Rev. (State Fac. and Equipment)
3,870,000	5.000%, 3/15/2036, Ser. B-1	4,206,574
	New York Transportation Development Corporation Special Fac. Rev (Laguardia Airport)
2,000,000	5.000%, 7/1/2046, AMT	2,180,020
	Port Auth. of New York & New Jersey Rev.
1,125,000	5.000%, 12/1/2024, AMT	1,354,185
2,500,000	5.000%, 9/1/2035	2,973,375
2,500,000	5.000%, 9/1/2036	2,965,500
5,000,000	5.000%, 9/1/2039	5,903,600
	Triborough NY Bridge & Tunnel Auth. Rev.
2,550,000	5.000%, 11/15/2037, Ser. 2008B-3	3,051,483

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
New York (6.9%) - continued
$1,000,000	5.250%, 11/15/2045, Ser. A	$1,201,740

	Total	114,329,489

North Carolina (1.9%)
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,141,610
1,000,000	5.000%, 4/1/2033	1,137,810
	North Carolina Eastern Municipal Power Agency Power System Rev.
7,190,000	5.250%, 1/1/2020, Ser. Aa	7,546,912
2,580,000	5.000%, 1/1/2021, Ser. Aa	2,985,215
2,000,000	5.000%, 1/1/2026, Ser. Ba	2,168,760
1,475,000	6.000%, 1/1/2026, Ser. Aa	1,827,805
	North Carolina Medical Care Commission Health System Rev. Refg. (Mission Health Combined Group)
1,000,000	5.000%, 10/1/2035[d]	1,159,660
500,000	5.000%, 10/1/2036[d]	578,295
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev. Refg.
925,000	5.000%, 1/1/2025, Ser. A	999,527
2,275,000	5.000%, 1/1/2025, Ser. Aa	2,466,965
360,000	5.000%, 1/1/2030, Ser. A	388,120
890,000	5.000%, 1/1/2030, Ser. Aa	965,098
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,454,596
	University of North Carolina at Wilmington, Rev. (Student Housing)
1,745,000	5.000%, 6/1/2022	2,071,629

	Total	30,892,002

North Dakota (0.3%)
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,725,977
	Ward County, ND Health Care Fac. Rev. (Trinity)
2,895,000	5.125%, 7/1/2025	2,903,685

	Total	4,629,662

Ohio (6.3%)
	American Municipal Power Ohio, Inc. Rev. (Greenup Hydroelectric)
1,000,000	5.000%, 2/15/2041, Ser. A	1,159,290
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,407,490
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	15,989,231
	City of Toledo, OH Water System Rev. Improvements
2,455,000	5.000%, 11/15/2036	2,927,170
3,125,000	5.000%, 11/15/2037	3,716,969
	City of Toledo, OH Water System Rev. Improvements and Refg.
2,500,000	5.000%, 11/15/2038	2,931,925
	County of Fairfield, OH Hospital Rev. Refg. and Improvement (Fairfield Medical Center)
3,470,000	5.250%, 6/15/2043	3,856,350
	Cuyahoga County, OH G.O. Capital Improvement and Refg.
2,540,000	5.000%, 12/1/2021, Ser. A	2,916,809
	Cuyahoga County, OH Sales Tax Rev.
1,000,000	5.000%, 12/1/2035	1,186,750
	Hamilton County, OH Health Care Improvement Rev. Refg. (Life Enriching Communities)
1,800,000	5.000%, 1/1/2046	1,955,610
	Kent State University General Receipts Rev.
350,000	5.000%, 5/1/2017, Ser. A	357,424
1,000,000	5.000%, 5/1/2021	1,160,910
2,000,000	5.000%, 5/1/2029	2,449,580
1,500,000	5.000%, 5/1/2037, Ser. A	1,690,755
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,360,000	5.125%, 8/15/2025	1,538,622
1,750,000	5.500%, 8/15/2030	1,973,685
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,841,024
	Ohio Higher Educational Fac. Commission Rev. (Dayton University)
2,565,000	5.000%, 12/1/2035, Ser. A	2,956,906
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
4,740,000	5.250%, 7/1/2044	5,302,401
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,706,300
	Ohio State Higher Educational Fac. Commission Rev. (Case Western Reserve University)
1,380,000	6.500%, 10/1/2020, Ser. B	1,532,835
2,745,000	5.000%, 12/1/2028	3,284,118
	Ohio State Turnpike Commission Rev.
8,000,000	0.000%, 2/15/2034[e]	7,670,800
	Ohio State Turnpike Commission Rev. Refg. (NATL-RE Insured)
2,000,000	5.500%, 2/15/2024, Ser. Ac	2,466,800
10,000,000	5.500%, 2/15/2026, Ser. Ac	12,830,600
	Ohio State University Refg. Rev.
7,800,000	0.600%, 6/1/2035, Ser. Eb	7,800,000
	Ohio State University Rev.
5,000,000	0.600%, 12/1/2031[b]	5,000,000

	Total	105,610,354

Oklahoma (0.9%)
	Grand River, OK Dam Authority Rev.
7,815,000	5.000%, 6/1/2039, Ser. A	9,028,357
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,499,560
	Oklahoma Municipal Power Auth. Power Supply System Rev.
1,620,000	6.000%, 1/1/2038, Ser. Aa	1,717,022
	Oklahoma State Turnpike Auth.
500,000	5.000%, 1/1/2028, Ser. A	572,600

	Total	14,817,539

Oregon (0.3%)
	Clackamas County, OR Hospital Fac. Auth. Rev. (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Ser. Aa	335,844
	Port of Portland, OR Rev. Refg. (Portland International Airport)
1,025,000	5.000%, 7/1/2035, Ser. 23	1,204,324

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Oregon (0.3%) - continued
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
$5,000,000	Zero Coupon, 6/15/2028, Ser. B	$3,821,400

	Total	5,361,568

Pennsylvania (3.6%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Ser. B	3,195,330
2,100,000	5.625%, 8/15/2039	2,326,548
	Beaver County Industrial Development Auth. Pollution Control Rev. Refg. (FirstEnergy Generation)
3,000,000	2.700%, 4/1/2035, Ser. Ab	2,836,860
5,000,000	2.500%, 12/1/2041, Ser. Bb	4,927,550
	Cornwall-Lebanon School District, Lebanon County, PA G.O. Notes (AGM Insured)
1,520,000	Zero Coupon, 3/15/2017[c]	1,514,452
	Cumberland County, PA Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
205,000	6.125%, 1/1/2029	225,133
1,860,000	6.125%, 1/1/2029[a]	2,062,926
	Lycoming County, PA Auth. Health System Rev. (Susquehanna Health System)
7,075,000	5.750%, 7/1/2039, Ser. A	7,856,009
	Pennsylvania Economic Development Financing Auth. Unemployment Compensation Rev.
3,000,000	5.000%, 7/1/2020, Ser. B	3,317,880
	Pennsylvania Turnpike Commission Turnpike Rev.
3,000,000	5.000%, 12/1/2040, Ser. B	3,437,940
3,000,000	5.000%, 12/1/2046, Ser. A-1	3,431,910
	Pennsylvania Turnpike Commission Turnpike Rev. (AGC Insured)
10,070,000	6.250%, 6/1/2038, Ser. Ca,c	10,924,943
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
10,215,000	6.250%, 6/1/2033, Ser. Cc	13,228,732

	Total	59,286,213

South Carolina (2.2%)
	Beaufort-Jasper Water & Sewer Auth. Rev. Refg.
330,000	5.000%, 3/1/2024, Ser. Bd	403,920
425,000	5.000%, 3/1/2025, Ser. Bd	527,646
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	7,224,689
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	11,874,935
	Greenwood County, SC Hospital Fac. Refg. Rev. (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Ser. B	1,293,992
2,890,000	5.000%, 10/1/2031, Ser. B	3,238,274
	Greenwood County, SC Hospital Fac. Rev. (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,462,062
	Piedmont, SC Municipal Power Agency Electric Rev. Refg. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[c]	4,782,000
	South Carolina State Public Service Auth.
305,000	5.500%, 1/1/2038, Ser. Aa	333,926
3,550,000	5.500%, 1/1/2038, Ser. Aa	3,886,682

	Total	36,028,126

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033, Ser. B	1,168,360
	South Dakota Health & Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023	1,130,680
820,000	5.000%, 9/1/2025	918,695
	South Dakota Health & Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,377,925

	Total	4,595,660

Tennessee (0.5%)
	Jackson-Madison County General Hospital, Inc.
555,000	5.625%, 4/1/2038	586,801
1,505,000	5.625%, 4/1/2038[a]	1,605,970
930,000	5.750%, 4/1/2041	984,917
2,520,000	5.750%, 4/1/2041[a]	2,693,502
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	603,815
450,000	5.000%, 11/1/2032	540,868
1,275,000	5.000%, 11/1/2034	1,521,126
250,000	5.000%, 11/1/2036	296,658

	Total	8,833,657

Texas (11.2%)
	Amarillo Health Fac. Corporation Hospital Rev. (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[a,c]	2,015,800
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,106,070
2,000,000	6.000%, 8/15/2043	2,393,100
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
1,000,000	5.000%, 8/15/2036, Ser. Ac	1,180,610
4,605,000	5.000%, 8/15/2039[c]	5,358,378
2,000,000	5.000%, 8/15/2046, Ser. Ac	2,333,340
	Clifton, TX Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. A	4,532,160
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,767,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Texas (11.2%) - continued
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
$10,000,000	6.375%, 2/15/2034[a,c]	$10,707,600
	Harris County Health Fac. Development Corporation Hospital Rev. Refg. (Memorial Hermann Healthcare System)
2,015,000	7.250%, 12/1/2035, Ser. Ba	2,278,179
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
1,000,000	0.500%, 3/1/2024[b]	1,000,000
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[c]	6,085,800
	Harris County, TX Toll Road Rev. Refg.
5,000,000	5.000%, 8/15/2047, Ser. A	5,872,800
6,500,000	5.250%, 8/15/2047, Ser. Ba	7,006,025
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,c	14,514,800
	Lewisville Independent School District, Denton County, TX G.O. Unlimited Tax School Building and Refg. (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	5,146,302
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,104,770
	North East Independent School District, Bexar County, TX G.O. Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,507,350
2,000,000	5.250%, 2/1/2029[c]	2,610,640
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. A	4,908,330
	North Texas Tollway Auth. System Rev. (Special)
15,000,000	5.000%, 9/1/2030, Ser. D	17,387,850
	North Texas Tollway Auth. System Rev. Refg.
420,000	5.625%, 1/1/2033[a]	443,276
125,000	5.625%, 1/1/2033	131,103
455,000	5.625%, 1/1/2033, Ser. Aa	480,216
5,000,000	5.000%, 1/1/2042, Ser. B	5,622,800
	North Texas Tollway Auth. System Rev. Refg. (AGC Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Dc	3,519,200
	Northside Independent School District School Building G.O. (PSF-GTD Insured)
4,550,000	1.350%, 6/1/2033[b,c]	4,567,063
	Northwest Independent School District G.O. (Denton, Tarrant and Wise Counties, TX) (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[c]	6,629,153
	Pharr, TX Higher Education Finance Auth. Education Rev. (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Ser. A	2,760,900
350,000	6.500%, 8/15/2039, Ser. A	388,371
1,650,000	6.500%, 8/15/2039, Ser. Aa	1,888,375
	Red River Education Finance Corporation Rev. (St. Edwards University)
2,000,000	5.000%, 6/1/2046	2,277,340
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. Aa	2,397,360
	San Leanna Education Fac. Corporation Higher Education Rev. (Saint Edward’s University)
555,000	5.125%, 6/1/2024[a]	568,936
605,000	5.125%, 6/1/2024	615,587
180,000	5.125%, 6/1/2027	182,866
820,000	5.125%, 6/1/2027[a]	840,590
	Socorro, TX Independent School District G.O. Refg. (PSF-GTD Insured)
2,000,000	5.000%, 8/15/2034[c]	2,260,120
	Southeast Texas Housing Finance Corporation Single Family Mortgage Rev. (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,c]	11,526,145
	Southwest Higher Education Auth., Inc., Higher Education Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041	1,912,194
	State of Texas G.O. Refg.
13,940,000	5.000%, 10/1/2044, Ser. A	16,352,178
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center)
2,640,000	5.000%, 9/1/2030	3,068,050
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGC Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bc	1,371,362
2,000,000	5.250%, 9/1/2027, Ser. Bc	2,192,820
1,000,000	5.250%, 9/1/2028, Ser. Bc	1,095,240
	Tarrant County Cultural Education Fac. Finance Corporation Refg. Rev. (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Ser. A	2,024,700
	Texas College Student Loan G.O.
1,900,000	5.000%, 8/1/2017, AMT	1,959,736

	Total	185,893,065

Utah (1.6%)
	Riverton, UT Hospital Rev.
3,010,000	5.000%, 8/15/2041	3,252,817
	Utah Associated Municipal Power Systems Rev. Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027[a]	6,769,020
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
1,085,000	5.000%, 5/15/2023, Ser. A	1,321,953
3,175,000	5.000%, 5/15/2043	3,571,621
1,610,000	5.000%, 5/15/2045, Ser. A	1,849,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (98.9%)	Value
Utah (1.6%) - continued
$7,500,000	5.000%, 5/15/2046, Ser. B	$8,811,000
	Utah State Charter School Finance Auth. Charter School Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,087,120

	Total	26,662,745

Vermont (0.1%)
	Vermont Educational & Health Buildings Financing Agency Rev. Refg. (University of Vermont Medical Center)
1,000,000	5.000%, 12/1/2035, Ser. A	1,168,200
1,000,000	5.000%, 12/1/2036, Ser. A	1,166,390

	Total	2,334,590

Virginia (1.9%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. C	1,094,280
2,405,000	5.000%, 5/15/2044, Ser. A	2,785,326
	Fairfax County, VA Industrial Development Auth. Health Care Rev. Refg. (Inova Health System)
1,930,000	5.250%, 8/15/2019	2,065,988
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	11,570,700
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040	2,182,840
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
10,365,000	6.000%, 1/1/2037, AMT	12,066,622

	Total	31,765,756

Washington (3.3%)
	Clark County, WA Public Utility District No. 1 Electric Rev. Refg.
785,000	5.000%, 1/1/2029	953,461
	Clark County, WA Public Utility District No. 1 Generating System Rev. Refg.
2,480,000	5.000%, 1/1/2024	3,039,314
	FYI Properties Lease Rev. (State of Washington DIS)
2,555,000	5.500%, 6/1/2034	2,816,198
	Pierce County, WA School District No. 10, Tacoma G.O. Refg.
2,170,000	5.000%, 12/1/2039	2,552,397
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	731,573
1,000,000	5.000%, 6/1/2020, AMT	1,122,020
	Snohomish County, WA Edmonds School District No. 15 U.T.G.O.
1,000,000	5.000%, 12/1/2033	1,168,690
	State of Washington Various Purpose G.O.
5,390,000	5.000%, 8/1/2021, Ser. A	6,321,446
12,095,000	5.000%, 8/1/2030, Ser. A	14,434,052
	Washington Health Care Fac. Auth. Rev. (Kadlec Regional Medical Center)
2,625,000	5.250%, 12/1/2030[a]	3,054,791
	Washington Health Care Fac. Auth. Rev. (Providence Health & Services)
5,000,000	5.250%, 10/1/2032, Ser. A	5,532,250
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[a]	5,748,474
	Washington Higher Education Fac. Auth. Refg. Rev. (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Ser. B	5,835,668
	Washington Higher Education Fac. Auth. Rev. Refg. (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,418,961
1,000,000	5.625%, 10/1/2040	1,094,150

	Total	55,823,445

Wisconsin (2.5%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ac	3,428,730
	Monroe, WI Redevelopment Auth. Rev. (Monroe Clinic, Inc.)
3,520,000	5.875%, 2/15/2039[a]	3,907,517
	Wisconsin Health & Educational Fac. Auth. Rev. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1[a]	1,263,600
	Wisconsin Health & Educational Fac. Auth. Rev. (Marshfield Clinic Health Systems)
2,000,000	5.000%, 2/15/2046, Ser. A	2,220,980
	Wisconsin Health & Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,335,000	5.500%, 12/15/2038, Ser. A	5,831,155
1,195,000	5.000%, 12/15/2039	1,370,749
2,500,000	5.000%, 12/15/2044	2,848,300
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Ascension Health Credit Group)
9,275,000	5.000%, 11/15/2039, Ser. A	10,913,243
	Wisconsin Health & Educational Fac. Auth. Rev. Refg. (Marquette University)
8,000,000	5.000%, 10/1/2041	9,318,640

	Total	41,102,914

Wyoming (0.4%)
	Wyoming Municipal Power Agency Power Supply System Rev.
3,270,000	5.375%, 1/1/2042, Ser. A	3,421,793
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
2,990,000	5.750%, 10/1/2020	3,221,875

	Total	6,643,668

	Total Long-Term Fixed Income (cost $1,523,993,392)	1,645,861,310

	Total Investments (cost $1,523,993,392) 98.9%	$1,645,861,310

	Other Assets and Liabilities, Net 1.1%	18,212,531

	Total Net Assets 100.0%	$1,664,073,841

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2016

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Municipal Bond Fund as of October 31, 2016 was $1,645,170 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2022	1/23/2013	$533,693
Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood), 12/1/2021	1/23/2013	1,064,462

Definitions:

AGC	-	Assured Guaranty, Ltd
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Company
AMT	-	Subject to Alternative Minimum Tax
Auth	-	Authority
BAM	-	Build America Mutual
C.O.P.	-	Certificate of Participation
CR	-	Custodian Receipts
Fac.	-	Facility/Facilities
FGIC	-	Federal Guaranty Insurance Company
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
Proj.	-	Project
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Bank Loans (1.5%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$94,497	10.000%, 10/5/2021	$96,465
	Fortescue Metals Group, Ltd., Term Loan
244,831	3.750%, 6/30/2019	244,601

	Total	341,066

Capital Goods (0.2%)
	Accudyne Industries, LLC, Term Loan
503,424	4.000%, 12/13/2019	462,103
	ADS Waste Holdings, Inc., Term Loan
707,039	3.750%, 10/9/2019	707,237
	Berry Plastics Group, Inc., Term Loan
685,150	3.500%, 2/8/2020	685,904

	Total	1,855,244

Communications Services (0.5%)
	Grande Communications Networks, LLC, Term Loan
686,948	4.500%, 5/29/2020	686,090
	Integra Telecom Holdings, Inc., Term Loan
878,907	5.250%, 8/14/2020	873,967
	LTS Buyer, LLC, Term Loan
541,800	4.088%, 4/13/2020	542,342
	NEP/NCP Holdco, Inc., Term Loan
685,367	4.250%, 1/22/2020	683,009
	TNS, Inc., Term Loan
469,046	5.000%, 2/14/2020	470,514
	Univision Communications, Inc., Term Loan
878,145	4.000%, 3/1/2020	879,515

	Total	4,135,437

Consumer Cyclical (0.4%)
	Burlington Coat Factory Warehouse Corporation, Term Loan
498,283	3.500%, 8/13/2021	501,551
	Cengage Learning Acquisitions, Term Loan
349,125	5.250%, 6/7/2023	340,907
	Ceridian HCM Holding, Inc., Term Loan
530,290	4.500%, 9/15/2020	519,684
	Mohegan Tribal Gaming Authority, Term Loan
225,000	0.000%, 9/30/2023[b,c]	224,086
	Scientific Games International, Inc., Term Loan
909,288	6.000%, 10/18/2020	914,116
	Seminole Hard Rock Entertainment, Inc., Term Loan
343,462	3.588%, 5/14/2020	344,321

	Total	2,844,665

Consumer Non-Cyclical (0.1%)
	Albertson’s, LLC, Term Loan
342,857	4.750%, 6/22/2023	346,430
	JBS USA, LLC, Term Loan
492,252	3.750%, 5/25/2018	491,228

	Total	837,658

Energy (<0.1%)
	Pacific Drilling SA, Term Loan
880,425	4.500%, 6/3/2018	247,620

	Total	247,620

Financials (0.1%)
	Harland Clarke Holdings Corporation, Term Loan
233,344	7.000%, 5/22/2018	232,177
48,750	7.000%, 12/31/2019	48,405
	WaveDivision Holdings, LLC, Term Loan
683,387	4.000%, 10/15/2019	684,925

	Total	965,507

Technology (0.1%)
	First Data Corporation, Term Loan
390,000	0.000%, 3/24/2021[b,c]	391,560

	Total	391,560

Utilities (<0.1%)
	Intergen NV, Term Loan
192,203	5.500%, 6/12/2020	181,632

	Total	181,632

	Total Bank Loans (cost $12,480,131)	11,800,389

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Asset-Backed Securities (17.1%)
	American Homes 4 Rent
2,464,396	1.535%, 6/17/2031[d,e]	2,456,902
	Americredit Automobile Receivables Trust
4,000,000	1.340%, 4/8/2020	4,000,497
	BA Credit Card Trust
3,850,000	0.915%, 6/15/2021[e]	3,861,104
	Barclays Dryrock Issuance Trust
2,750,000	1.520%, 5/16/2022	2,754,744
	Bayview Opportunity Master Fund Trust
1,378,676	3.598%, 9/28/2031[d,f]	1,377,788
1,424,312	3.228%, 7/28/2034*,f	1,421,870
	Brazos Higher Education Authority, Inc.
1,602,449	1.625%, 2/25/2030[e]	1,590,364
	Capital One Multi-Asset Execution Trust
5,400,000	1.260%, 1/15/2020	5,406,535
	CarMax Auto Owner Trust
5,200,000	1.210%, 11/15/2019	5,198,009
	Chase Issuance Trust
1,750,000	1.100%, 1/15/2020	1,748,144
2,975,000	1.590%, 2/18/2020	2,991,019
2,225,000	1.620%, 7/15/2020	2,239,805
1,500,000	0.945%, 5/17/2021[e]	1,506,152
	Chesapeake Funding II, LLC
3,000,000	1.880%, 6/15/2028[d]	3,008,929
	Chesapeake Funding, LLC
484,263	0.976%, 1/7/2025[d,e]	484,200
	Chrysler Capital Auto Receivables Trust
4,000,000	1.360%, 1/15/2020[c,d]	3,999,592
	Citibank Credit Card Issuance Trust
5,525,000	1.020%, 2/22/2019	5,525,624
	Commonbond Student Loan Trust
787,159	3.200%, 6/25/2032*	806,451
	CPS Auto Receivables Trust
1,566,208	2.070%, 11/15/2019[d]	1,573,384
	Credit Based Asset Servicing and Securitization, LLC
684,660	3.473%, 12/25/2036[f]	511,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Asset-Backed Securities (17.1%) - continued
	Edlinc Student Loan Funding Trust
$1,242,998	3.410%, 10/1/2025*,e	$1,254,943
	Ford Credit Auto Owner Trust
4,500,000	1.040%, 9/15/2019	4,498,277
2,875,000	2.260%, 11/15/2025[d]	2,925,810
	FRS, LLC
1,569,681	1.800%, 4/15/2043*	1,539,406
	GMAC Mortgage Corporation Loan Trust
195,303	1.024%, 8/25/2035[e,g]	183,360
341,095	5.750%, 10/25/2036[g]	327,589
617,473	0.705%, 12/25/2036[e,g]	559,264
	GoldenTree Loan Opportunities IX, Ltd.
3,200,000	2.238%, 10/29/2026*,e	3,200,000
	Impac CMB Trust
1,184,421	1.054%, 4/25/2035[e]	1,080,376
447,356	1.174%, 8/25/2035[e]	391,992
	John Deere Owner Trust
1,500,000	1.250%, 6/15/2020	1,500,604
	Master Credit Card Trust
3,500,000	1.275%, 9/23/2019[d,e]	3,518,142
	Mill City Mortgage Loan Trust
1,453,095	2.500%, 4/25/2057[d]	1,464,251
	MLCC Mortgage Investors, Inc.
1,186,269	1.194%, 9/25/2029[e]	1,175,005
	Mortgage Equity Conversion Asset Trust
1,802,618	1.090%, 1/25/2042*,e	1,541,238
1,796,078	1.070%, 2/25/2042*,e	1,526,666
	Navient Student Loan Trust
2,360,711	1.284%, 6/25/2065[d,e]	2,367,184
	NextGear Floorplan Master Owner Trust
2,000,000	1.920%, 10/15/2019*	1,997,689
	Northstar Education Finance, Inc.
1,937,333	1.234%, 12/26/2031[d,e]	1,896,283
	OneMain Direct Auto Receivables Trust
1,593,569	2.040%, 1/15/2021[d]	1,598,232
	OneMain Financial Issuance Trust
1,750,000	4.100%, 3/20/2028[d]	1,799,229
	OZLM VIII, Ltd.
3,050,000	2.320%, 10/17/2026*,e	3,052,433
	Prestige Auto Receivables Trust
4,500,000	1.460%, 7/15/2020[d]	4,499,691
	Renaissance Home Equity Loan Trust
1,433,107	5.608%, 5/25/2036[f]	942,175
702,974	5.285%, 1/25/2037[f]	379,809
	Securitized Term Auto Receivables Trust
2,250,000	1.284%, 11/26/2018[d]	2,250,000
	Selene Non-Performing Loans, LLC
309,056	2.981%, 5/25/2054*,f	308,436
	SLM Student Loan Trust
811,836	1.135%, 8/15/2022[d,e]	812,707
215,300	1.285%, 10/16/2023[d,e]	215,407
3,403,923	0.934%, 3/25/2025[e]	3,309,182
2,002,088	1.054%, 3/25/2026[e]	2,000,520
1,800,000	1.585%, 5/17/2027[d,e]	1,814,363
	Sofi Consumer Loan Program
2,400,000	3.050%, 12/26/2025[d]	2,399,951
	Sofi Professional Loan Program, LLC
2,473,849	1.680%, 3/25/2031[d]	2,476,747
	SoFi Professional Loan Program, LLC
2,022,131	2.420%, 3/25/2030[d]	2,041,900
1,852,069	1.480%, 5/26/2031[d]	1,852,065
1,374,834	2.510%, 8/25/2033[d]	1,391,388
	Toyota Auto Receivables Owner Trust
4,500,000	1.060%, 5/15/2019	4,499,912
	Vericrest Opportunity Loan Transferee
1,628,069	3.500%, 6/26/2045[d,f]	1,627,628
1,196,431	4.250%, 2/26/2046[d,f]	1,210,094
2,122,150	4.000%, 5/25/2046[d,f]	2,138,935
1,111,971	3.750%, 6/25/2046[d,f]	1,115,164
354,895	3.375%, 10/26/2054[d]	355,456
	Verizon Owner Trust
3,500,000	1.420%, 1/20/2021[d]	3,504,137
	Wachovia Asset Securitization, Inc.
457,715	0.674%, 7/25/2037*,e,g	384,422
	Wheels SPV 2, LLC
2,000,000	1.590%, 5/20/2025[d]	2,003,802

	Total	135,394,938

Basic Materials (0.5%)
	Albemarle Corporation
860,000	3.000%, 12/1/2019	884,911
	Georgia-Pacific, LLC
1,995,000	2.539%, 11/15/2019[d]	2,034,952
	Glencore Funding, LLC
825,000	1.940%, 4/16/2018[d,e]	812,625

	Total	3,732,488

Capital Goods (0.4%)
	Lockheed Martin Corporation
1,355,000	2.500%, 11/23/2020	1,390,081
	Roper Technologies, Inc.
617,000	1.850%, 11/15/2017	618,764
923,000	6.250%, 9/1/2019	1,031,685
	Textron, Inc.
350,000	3.875%, 3/1/2025	364,631

	Total	3,405,161

Collateralized Mortgage Obligations (9.6%)
	Alm Loan Funding CLO
3,050,000	2.310%, 10/17/2026*,e	3,050,988
	American Home Mortgage Assets Trust
1,103,936	1.444%, 11/25/2046[e]	577,746
	Apidos CLO XVIII
3,000,000	2.294%, 7/22/2026*,e	2,999,722
	Babson CLO, Ltd.
3,050,000	2.270%, 10/17/2026*,e	3,047,474
	BCAP, LLC Trust
1,700,875	0.714%, 3/25/2037[e]	1,584,012
	Bear Stearns Adjustable Rate Mortgage Trust
358,387	2.830%, 10/25/2035[e]	344,884
	Betony CLO, Ltd.
2,750,000	2.390%, 4/15/2027*,e	2,750,937
	Birchwood Park CLO, Ltd.
3,050,000	2.320%, 7/15/2026*,e	3,052,357
	BlueMountain CLO, Ltd.
3,050,000	2.360%, 10/15/2026*,e	3,057,365
	Carlyle Global Market Strategies CLO, Ltd.
2,601,230	2.181%, 7/20/2023*,e	2,603,371
3,000,000	2.380%, 10/15/2026*,e	3,007,855
	Cent CLO 16, LP
3,050,000	2.007%, 8/1/2024*,e	3,047,839

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Collateralized Mortgage Obligations (9.6%) - continued
	Cent CLO 22, Ltd.
$3,000,000	2.268%, 11/7/2026*,e	$3,000,165
	Countrywide Alternative Loan Trust
311,180	5.500%, 11/25/2035	299,246
264,820	5.500%, 2/25/2036	246,180
388,594	6.000%, 1/25/2037	371,686
	Countrywide Home Loans, Inc.
590,599	2.821%, 3/20/2036	471,549
585,530	2.996%, 9/20/2036	462,654
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,133,334	1.294%, 4/25/2047[e]	962,541
	Dryden 34 Senior Loan Fund CLO
3,050,000	2.310%, 10/15/2026*,e	3,051,342
	HarborView Mortgage Loan Trust
1,014,845	2.660%, 6/19/2034	992,093
	J.P. Morgan Alternative Loan Trust
874,980	2.879%, 3/25/2036	731,101
	J.P. Morgan Mortgage Trust
603,390	2.943%, 2/25/2036	526,588
365,660	3.077%, 10/25/2036	330,394
	Madison Park Funding XIV CLO, Ltd.
3,350,000	2.331%, 7/20/2026*,e	3,354,646
	Master Asset Securitization Trust
706,706	1.034%, 6/25/2036[e]	373,678
	MortgageIT Trust
1,088,933	0.794%, 12/25/2035[e]	992,378
	NCUA Guaranteed Notes
2,025,437	0.977%, 10/7/2020[e]	2,029,245
	Neuberger Berman CLO, Ltd.
2,400,000	2.238%, 8/4/2025*,e	2,406,619
	Octagon Investment Partners XX CLO, Ltd.
3,050,000	2.258%, 8/12/2026*,e	3,050,175
	Race Point IX CLO, Ltd.
1,200,000	2.390%, 4/15/2027*,e	1,201,508
	Residential Accredit Loans, Inc. Trust
512,080	4.013%, 9/25/2035	431,283
	Sequoia Mortgage Trust
2,153,732	1.950%, 9/20/2034[e]	2,068,742
	Structured Asset Securities Corporation Trust
1,756,337	5.500%, 12/25/2034	1,765,811
	Symphony CLO VIII, Ltd.
2,791,940	1.976%, 1/9/2023*,e	2,790,140
	Voya CLO 3, Ltd.
3,050,000	2.302%, 7/25/2026*,e	3,048,513
	Wachovia Mortgage Loan Trust, LLC
343,067	3.062%, 5/20/2036	302,180
	WaMu Mortgage Pass Through Certificates
344,451	0.824%, 10/25/2045[e]	325,691
947,091	1.404%, 10/25/2046[e]	783,058
1,152,152	1.327%, 12/25/2046[e]	892,571
1,061,218	1.264%, 1/25/2047[e]	827,339
	Washington Mutual Mortgage Pass Through Certificates Trust
736,433	1.444%, 9/25/2046[e]	491,243
1,216,357	1.274%, 2/25/2047[e]	906,167
	Wells Fargo Commercial Mortgage Trust
2,925,000	2.632%, 5/15/2048	3,003,362
	Wells Fargo Mortgage Backed Securities Trust
2,088,942	3.105%, 10/25/2034	2,084,753
1,122,998	5.500%, 8/25/2035	1,147,257
501,051	2.911%, 3/25/2036	473,908
565,496	2.921%, 3/25/2036	564,061

	Total	75,884,417

Commercial Mortgage-Backed Securities (2.0%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,656,183	5.331%, 2/11/2044	2,669,386
	Citigroup Commercial Mortgage Trust
750,000	5.711%, 12/10/2049	760,091
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,065,648	5.322%, 12/11/2049	1,069,217
	Commercial Mortgage Pass-Through Certificates
4,000,000	1.580%, 6/8/2030[d,e]	4,005,014
	Credit Suisse First Boston Mortgage Securities
56,173	5.542%, 1/15/2049	56,082
	Federal National Mortgage Association
173,061	1.272%, 1/25/2017	172,955
	GS Mortgage Securities Trust
150,042	2.999%, 8/10/2044	149,960
	Morgan Stanley Capital, Inc.
2,386,356	5.406%, 3/15/2044	2,400,805
	SCG Trust
3,575,000	1.935%, 11/15/2026[d,e]	3,548,021
	WFRBS Commercial Mortgage Trust
1,409,426	1.406%, 9/15/2046	1,410,005

	Total	16,241,536

Communications Services (2.6%)
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,879,841
	American Tower Trust I
1,000,000	1.551%, 3/15/2018*	999,723
	AT&T, Inc.
1,500,000	1.750%, 1/15/2018	1,502,958
1,400,000	1.768%, 6/30/2020[e]	1,406,174
1,600,000	2.800%, 2/17/2021	1,621,907
	Charter Communications Operating, LLC
1,142,000	3.579%, 7/23/2020[d]	1,184,093
1,142,000	4.464%, 7/23/2022[d]	1,216,433
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	259,783
1,000,000	2.250%, 9/1/2021	991,640
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,280,474
	NBC Universal Enterprise, Inc.
1,750,000	1.662%, 4/15/2018[d]	1,758,146
	SES Global Americas Holdings GP
1,125,000	2.500%, 3/25/2019[d]	1,125,022
	Verizon Communications, Inc.
1,000,000	1.234%, 6/9/2017[e]	1,001,722
2,080,000	1.627%, 6/17/2019[e]	2,098,088
1,425,000	3.000%, 11/1/2021	1,467,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Communications Services (2.6%) - continued
	Viacom, Inc.
$1,275,000	2.250%, 2/4/2022	$1,254,867

	Total	21,048,481

Consumer Cyclical (1.5%)
	BMW US Capital, LLC
1,450,000	1.500%, 4/11/2019[d]	1,450,710
	CVS Health Corporation
870,000	2.250%, 8/12/2019	884,862
	Daimler Finance North America, LLC
2,250,000	1.469%, 8/3/2017[d,e]	2,257,591
	eBay, Inc.
725,000	2.500%, 3/9/2018	733,985
	Home Depot, Inc.
675,000	1.220%, 9/15/2017[e]	676,976
1,600,000	4.400%, 4/1/2021	1,775,576
	Newell Rubbermaid, Inc.
1,150,000	3.150%, 4/1/2021	1,197,471
	Ralph Lauren Corporation
225,000	2.625%, 8/18/2020	231,170
	Walgreens Boots Alliance, Inc.
870,000	1.750%, 5/30/2018	874,169
870,000	2.600%, 6/1/2021	880,675
	Yale University
1,250,000	2.086%, 4/15/2019	1,275,989

	Total	12,239,174

Consumer Non-Cyclical (5.6%)
	Actavis Funding SCS
1,995,000	2.100%, 3/12/2020[e]	2,027,646
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	514,361
	Anheuser-Busch InBev Finance, Inc.
2,000,000	2.017%, 2/1/2021[e]	2,050,750
	BAT International Finance plc
1,905,000	1.360%, 6/15/2018[d,e]	1,907,458
	Bayer U.S. Finance, LLC
1,000,000	2.375%, 10/8/2019[d]	1,014,023
	Boston Scientific Corporation
1,665,000	6.000%, 1/15/2020	1,863,476
	Bunge Limited Finance Corporation
1,100,000	3.500%, 11/24/2020	1,147,914
	Cardinal Health, Inc.
1,035,000	1.950%, 6/15/2018	1,043,169
	Celgene Corporation
1,050,000	3.550%, 8/15/2022	1,105,387
	Church & Dwight Company, Inc.
1,155,000	2.450%, 12/15/2019	1,172,162
	EMD Finance, LLC
1,980,000	1.207%, 3/17/2017[d,e]	1,980,695
	Express Scripts Holding Company
1,100,000	3.900%, 2/15/2022	1,176,157
	Forest Laboratories, Inc.
2,250,000	4.375%, 2/1/2019[d]	2,363,411
	Gilead Sciences, Inc.
1,000,000	2.550%, 9/1/2020	1,024,872
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,615,662
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[d]	1,582,452
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[d]	2,522,940
	Laboratory Corporation of America Holdings
1,390,000	2.625%, 2/1/2020	1,413,032
	Mead Johnson Nutrition Company
1,150,000	3.000%, 11/15/2020	1,188,816
	Merck & Company, Inc.
1,490,000	1.182%, 2/10/2020[e]	1,497,621
	Mondelez International, Inc.
1,484,000	1.277%, 2/1/2019[e]	1,483,913
	PepsiCo, Inc.
1,065,000	1.394%, 10/6/2021[e]	1,069,520
	Reynolds American, Inc.
447,000	3.250%, 6/12/2020	466,763
	SABMiller Holdings, Inc.
2,000,000	2.450%, 1/15/2017[d]	2,005,832
	Shire Acquisitions Investments Ireland Designated Activity Company
1,850,000	1.900%, 9/23/2019	1,846,531
	Teva Pharmaceutical Finance Netherlands III BV
1,875,000	1.700%, 7/19/2019	1,860,454
	Unilever Capital Corporation
2,000,000	2.200%, 3/6/2019	2,037,948
3,000,000	2.100%, 7/30/2020	3,053,538

	Total	44,036,503

Energy (3.4%)
	Anadarko Petroleum Corporation
860,000	4.850%, 3/15/2021	933,637
	BP Capital Markets plc
1,400,000	1.676%, 5/3/2019	1,402,213
	Cameron International Corporation
1,275,000	1.400%, 6/15/2017	1,276,446
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,020,511
	DCP Midstream Operating, LP
1,350,000	2.700%, 4/1/2019	1,319,625
	Ecopetrol SA
350,000	5.875%, 9/18/2023	375,375
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,233,116
	Enbridge, Inc.
1,375,000	1.289%, 6/2/2017[e,h]	1,373,372
	Exxon Mobil Corporation
1,900,000	1.708%, 3/1/2019	1,914,385
1,465,000	1.205%, 3/6/2022[e]	1,452,232
	Marathon Petroleum Corporation
1,400,000	3.400%, 12/15/2020	1,454,758
	Occidental Petroleum Corporation
975,000	2.600%, 4/15/2022	994,937
	Petroleos Mexicanos
850,000	5.500%, 2/4/2019[d]	899,725
1,445,000	2.378%, 4/15/2025	1,484,722
	Pioneer Natural Resources Company
1,005,000	3.450%, 1/15/2021	1,047,009
	Schlumberger Holdings Corporation
1,400,000	3.000%, 12/21/2020[d]	1,452,667
	Shell International Finance BV
1,400,000	1.266%, 5/11/2020[e]	1,401,545
	Sinopec Group Overseas Development, Ltd.
1,175,000	1.750%, 9/29/2019[d]	1,167,991
	Sunoco Logistics Partners Operations, LP
1,675,000	4.400%, 4/1/2021	1,806,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Energy (3.4%) - continued
	Transcontinental Gas Pipe Line Company, LLC
$650,000	7.850%, 2/1/2026[d]	$824,334

	Total	26,835,515

Financials (18.9%)
	ABN AMRO Bank NV
1,660,000	2.450%, 6/4/2020[d]	1,683,642
	ACE INA Holdings, Inc.
150,000	2.875%, 11/3/2022	156,279
	Aetna, Inc.
1,800,000	1.900%, 6/7/2019	1,814,427
	Aflac, Inc.
1,650,000	2.400%, 3/16/2020	1,687,990
	American Express Credit Corporation
2,080,000	1.407%, 3/18/2019[e]	2,084,859
650,000	1.906%, 9/14/2020[e]	659,730
	American International Group, Inc.
1,170,000	3.300%, 3/1/2021	1,223,127
	Ares Capital Corporation
1,100,000	4.875%, 11/30/2018	1,145,651
	Bank of America Corporation
1,450,000	1.700%, 8/25/2017	1,453,326
1,000,000	1.936%, 3/22/2018[e]	1,008,462
1,775,000	1.716%, 4/1/2019[e]	1,780,527
1,065,000	2.061%, 10/21/2022[e]	1,065,874
900,000	4.000%, 1/22/2025	925,374
900,000	6.100%, 12/29/2049[i]	940,284
	Bank of America NA
1,000,000	5.300%, 3/15/2017	1,014,490
	Bank of New York Mellon Corporation
500,000	4.500%, 12/31/2049[i]	486,875
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,135,000	2.850%, 9/8/2021[d]	1,162,323
	BB&T Corporation
1,220,000	1.595%, 1/15/2020[e]	1,221,063
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,567,813
	BNZ International Funding, Ltd.
1,175,000	1.836%, 9/14/2021[d,e]	1,178,142
	Caisse Centrale Desjardins du Quebec
1,760,000	1.552%, 1/29/2018[d,e]	1,758,089
	Citigroup, Inc.
1,475,000	1.642%, 4/8/2019[e]	1,476,931
1,525,000	2.255%, 9/1/2023[e]	1,530,414
	CNA Financial Corporation
2,000,000	5.875%, 8/15/2020	2,252,822
1,250,000	5.750%, 8/15/2021	1,430,645
	CoBank ACB
1,560,000	1.450%, 6/15/2022[e]	1,480,967
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,400,000	2.500%, 1/19/2021	1,430,859
	Credit Agricole SA
1,350,000	1.680%, 4/15/2019[d,e]	1,354,343
1,450,000	1.815%, 6/10/2020[d,e]	1,455,330
950,000	8.125%, 12/29/2049[d,h,i]	1,020,148
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[d]	1,633,125
810,000	7.500%, 12/29/2049[d,i]	838,350
	Discover Bank
1,650,000	8.700%, 11/18/2019	1,913,668
	Discover Financial Services
2,250,000	2.600%, 11/13/2018	2,285,152
	DRB Prime Student Loan Trust
3,146,188	2.434%, 10/27/2031*,e	3,207,099
	European Investment Bank
1,500,000	1.250%, 5/15/2018	1,504,350
	Fifth Third Bancorp
1,145,000	2.875%, 10/1/2021	1,187,634
	Goldman Sachs Capital II
70,000	4.000%, 12/29/2049[e,i]	57,575
	Goldman Sachs Group, Inc.
1,525,000	1.917%, 11/15/2018[e]	1,537,661
1,755,000	2.042%, 4/23/2020[e]	1,765,304
1,530,000	2.241%, 11/15/2021[e]	1,528,331
1,125,000	2.429%, 11/29/2023[e]	1,141,704
	HCP, Inc.
1,210,000	4.000%, 12/1/2022	1,275,044
	Hospitality Properties Trust
1,600,000	4.250%, 2/15/2021	1,692,722
	HSBC Holdings plc
1,175,000	2.358%, 1/5/2022[c,e]	1,180,329
	HSBC USA, Inc.
1,530,000	1.163%, 6/23/2017[e]	1,526,764
	Huntington Bancshares, Inc.
1,450,000	3.150%, 3/14/2021	1,496,172
	ING Bank NV
2,250,000	1.774%, 8/17/2020[d,e]	2,252,264
500,000	2.625%, 12/5/2022[d]	512,096
	ING Capital Funding Trust III
715,000	4.438%, 12/29/2049[e,i]	710,531
	ING Groep NV
1,350,000	6.000%, 12/31/2045[i]	1,336,500
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[d]	1,391,971
	J.P. Morgan Chase & Company
3,100,000	1.782%, 1/25/2018[e]	3,117,112
1,400,000	2.250%, 1/23/2020	1,409,731
1,250,000	3.875%, 9/10/2024	1,305,464
1,075,000	7.900%, 4/29/2049[i]	1,108,056
	J.P. Morgan Chase Bank NA
1,150,000	1.453%, 9/23/2019[e]	1,151,597
	Japan Bank for International Cooperation
3,000,000	1.750%, 7/31/2018	3,017,064
	KeyBank NA
2,250,000	1.362%, 6/1/2018[e]	2,250,428
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	723,187
	Lloyds Bank plc
1,985,000	1.374%, 3/16/2018[e]	1,981,181
	Lloyds Banking Group plc
350,000	4.582%, 12/10/2025[d]	355,657
	Metropolitan Life Global Funding I
2,250,000	3.650%, 6/14/2018[d]	2,325,096
	Mitsubishi UFJ Financial Group, Inc.
1,175,000	1.912%, 9/13/2021[e]	1,177,014
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[d]	732,947
	Mizuho Financial Group, Inc.
1,175,000	1.992%, 9/13/2021[e]	1,178,115
	Morgan Stanley
1,755,000	2.026%, 1/27/2020[e]	1,772,480
1,400,000	2.282%, 10/24/2023[e]	1,398,320
1,425,000	5.000%, 11/24/2025	1,576,202
1,000,000	5.450%, 12/29/2049[i]	1,002,600
900,000	5.550%, 12/29/2049[i]	921,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Financials (18.9%) - continued
	NCUA Guaranteed Notes
$1,222,305	0.879%, 12/7/2020[e]	$1,219,225
	New York Life Global Funding
550,000	1.550%, 11/2/2018[d]	551,257
	Peachtree Corners Funding Trust
1,125,000	3.976%, 2/15/2025[d]	1,129,073
	Prudential Financial, Inc.
1,150,000	2.350%, 8/15/2019	1,170,941
	Realty Income Corporation
1,000,000	2.000%, 1/31/2018	1,005,684
	Regions Financial Corporation
1,100,000	3.200%, 2/8/2021	1,140,434
	Reliance Standard Life Global Funding II
1,400,000	2.500%, 4/24/2019[d]	1,418,332
	Santander UK plc
500,000	5.000%, 11/7/2023[d]	517,961
	Santander UK plc
850,000	3.125%, 1/8/2021	860,956
	Simon Property Group, LP
1,350,000	2.500%, 9/1/2020	1,383,782
1,400,000	2.500%, 7/15/2021	1,430,724
	Skandinaviska Enskilda Banken AB
2,500,000	1.375%, 5/29/2018[d]	2,503,802
	SLM Corporation
500,000	4.625%, 9/25/2017	507,190
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[d]	2,014,238
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[d,h]	995,371
	State Street Corporation
2,062,000	1.701%, 8/18/2020[e]	2,081,016
	Sumitomo Mitsui Banking Corporation
2,075,000	1.460%, 1/16/2018[e]	2,076,838
	Sumitomo Mitsui Financial Group, Inc.
1,450,000	4.436%, 4/2/2024[d]	1,570,939
	SunTrust Banks, Inc.
725,000	2.900%, 3/3/2021	748,392
	Svensk Exportkredit AB
2,500,000	1.182%, 1/23/2017[e]	2,501,655
	Svenska Handelsbanken AB
500,000	1.347%, 6/17/2019[e]	500,683
	Swedbank AB
1,750,000	1.750%, 3/12/2018[d]	1,755,003
	Synchrony Financial
1,175,000	1.989%, 2/3/2020[e]	1,150,153
1,230,000	3.750%, 8/15/2021	1,290,528
	Toronto-Dominion Bank
1,400,000	1.786%, 12/14/2020[e]	1,414,589
	UBS AG
2,000,000	1.557%, 3/26/2018[e]	2,007,868
	USB Group Funding Jersey, Ltd.
1,750,000	2.297%, 9/24/2020[d,e]	1,769,506
	USB Realty Corporation
1,200,000	2.027%, 12/29/2049[d,e,i]	1,077,000
	Voya Financial, Inc.
1,500,000	2.900%, 2/15/2018	1,524,712
500,000	5.650%, 5/15/2053	497,500
	Wells Fargo & Company
1,760,000	1.567%, 1/30/2020[e]	1,756,714
925,000	3.450%, 2/13/2023	949,461
1,400,000	2.117%, 10/31/2023[e]	1,396,360
900,000	4.100%, 6/3/2026	945,566
900,000	5.875%, 12/31/2049[i]	966,937
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[d]	2,498,975
	XLIT, Ltd.
900,000	4.450%, 3/31/2025	914,630

	Total	149,172,773

Foreign Government (0.9%)
	Bank of England Euro Note
1,000,000	1.250%, 3/16/2018[d]	1,002,823
	Costa Rica Government International Bond
1,350,000	4.250%, 1/26/2023[d]	1,306,125
	Export-Import Bank of Korea
1,720,000	2.250%, 1/21/2020	1,734,329
	Kommunalbanken AS
2,760,000	1.500%, 10/22/2019[d]	2,768,493
	Poland Government International Bond
125,000	4.000%, 1/22/2024	136,400

	Total	6,948,170

Mortgage-Backed Securities (4.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
11,570,000	3.000%, 11/1/2031[c]	12,107,825
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
236,696	6.500%, 9/1/2037	282,459
12,670,000	4.000%, 11/1/2046[c]	13,552,445
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,483,612	2.250%, 6/25/2025	1,508,212
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
456,637	6.000%, 8/1/2024	522,698
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
300,909	5.464%, 9/1/2037[e]	319,031
162,143	5.210%, 10/1/2037[e]	162,625
2,062,670	2.056%, 1/1/2043[e]	2,134,506
4,135,650	1.735%, 7/1/2043[e]	4,249,624

	Total	34,839,425

Technology (1.9%)
	Amphenol Corporation
1,122,000	2.550%, 1/30/2019	1,144,279
	Apple, Inc.
2,450,000	1.088%, 5/6/2019[e]	2,456,564
1,400,000	1.117%, 5/6/2020[e]	1,397,570
	Automatic Data Processing, Inc.
850,000	2.250%, 9/15/2020	871,637
	Cisco Systems, Inc.
1,200,000	1.411%, 2/21/2018[e]	1,207,182
1,905,000	1.342%, 3/1/2019[e]	1,915,649
	Diamond 1 Finance Corporation
865,000	3.480%, 6/1/2019[d]	887,489
	Hewlett Packard Enterprise Company
2,200,000	3.038%, 10/5/2018[d,e]	2,251,920
	Intel Corporation
745,000	3.100%, 7/29/2022	786,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

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Schedule of Investments as of October 31, 2016

Principal Amount	Long-Term Fixed Income (94.5%)	Value
Technology (1.9%) - continued
	Oracle Corporation
$1,325,000	2.500%, 5/15/2022	$1,339,857
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	1,007,176

	Total	15,265,861

Transportation (1.9%)
	Air Canada Pass Through Trust
1,117,950	3.875%, 3/15/2023[d]	1,090,001
	American Airlines Pass Through Trust
985,734	5.600%, 7/15/2020[d]	1,031,325
1,198,671	4.950%, 1/15/2023	1,308,050
817,435	3.700%, 5/1/2023	805,174
	British Airways plc
1,352,017	4.625%, 6/20/2024[d]	1,446,658
	Continental Airlines, Inc.
1,655,469	4.150%, 4/11/2024	1,781,450
	Delta Air Lines, Inc.
549,161	4.750%, 5/7/2020	590,348
	ERAC USA Finance, LLC
1,400,000	2.600%, 12/1/2021[d]	1,415,946
	J.B. Hunt Transport Services, Inc.
1,200,000	3.300%, 8/15/2022	1,243,106
	TTX Company
1,750,000	2.250%, 2/1/2019[d]	1,768,295
650,000	4.125%, 10/1/2023*	685,253
	US Airways Pass Through Trust
871,543	3.950%, 11/15/2025	919,469
	Virgin Australia Holdings, Ltd.
891,311	5.000%, 10/23/2023[d]	924,735

	Total	15,009,810

U.S. Government and Agencies (21.4%)
	Federal Home Loan Mortgage Corporation
750,000	1.250%, 8/1/2019	754,103
3,050,000	1.250%, 10/2/2019	3,065,619
	Federal National Mortgage Association
14,500,000	1.250%, 8/17/2021	14,369,819
	U.S. Treasury Bonds
12,000,000	5.375%, 2/15/2031	17,044,692
690,000	3.000%, 5/15/2042	751,130
1,500,000	3.625%, 2/15/2044	1,823,028
	U.S. Treasury Bonds, TIPS
17,473,450	0.125%, 4/15/2019	17,752,239
5,217,150	0.125%, 1/15/2023	5,291,896
6,588,465	0.625%, 1/15/2026	6,877,224
8,131,760	1.000%, 2/15/2046	8,760,296
	U.S. Treasury Notes
34,000,000	0.875%, 11/15/2017	34,046,478
23,500,000	0.875%, 3/31/2018	23,528,459
3,350,000	1.500%, 10/31/2019	3,397,764
18,225,000	1.125%, 8/31/2021	18,064,110
11,050,000	2.125%, 6/30/2022	11,442,794
2,570,000	1.625%, 8/15/2022	2,591,382

	Total	169,561,033

Utilities (2.4%)
	Ameren Corporation
1,100,000	2.700%, 11/15/2020	1,132,162
	American Electric Power Company, Inc.
500,000	1.650%, 12/15/2017	501,302
	Berkshire Hathaway Energy Company
1,250,000	2.400%, 2/1/2020	1,272,854
	DTE Energy Company
570,000	2.400%, 12/1/2019	579,878
	Electricite de France SA
1,000,000	5.250%, 12/29/2049[d,i]	990,000
	Eversource Energy
1,265,000	1.600%, 1/15/2018	1,267,124
1,250,000	1.450%, 5/1/2018	1,250,795
	Exelon Corporation
1,350,000	2.850%, 6/15/2020	1,389,398
	Exelon Generation Company, LLC
1,125,000	2.950%, 1/15/2020	1,154,350
	Kansas City Power & Light Company
175,000	3.150%, 3/15/2023	179,090
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043	867,991
	NextEra Energy Capital Holdings, Inc.
850,000	2.300%, 4/1/2019	861,844
	PG&E Corporation
1,500,000	2.400%, 3/1/2019	1,524,350
	Public Service Electric And Gas Company
2,070,000	1.800%, 6/1/2019	2,092,219
	Sempra Energy
1,750,000	2.300%, 4/1/2017	1,758,214
1,420,000	2.400%, 3/15/2020	1,442,122
	Southern California Edison Company
845,000	2.400%, 2/1/2022	858,690

	Total	19,122,383

	Total Long-Term Fixed Income (cost $745,126,521)	748,737,668

Shares	Preferred Stock (0.4%)	Value
Financials (0.3%)
54,000	Citigroup, Inc., 7.257%[e]	1,404,540
7,350	Farm Credit Bank of Texas, 6.750%[i]	794,030

	Total	2,198,570

Utilities (0.1%)
44,000	Southern California Edison Company Trust IV, 5.375%[i]	1,225,840

	Total	1,225,840

	Total Preferred Stock (cost $3,325,400)	3,424,410

Shares	Common Stock (0.1%)	Value
Energy (0.1%)
6,801	Arch Coal, Inc.[h,j]	499,057
597	Vantage Drilling International[j]	50,148

	Total	549,205

	Total Common Stock (cost $494,251)	549,205

Shares	Collateral Held for Securities Loaned (0.5%)	Value
3,895,550	Thrivent Cash Management Trust	3,895,550

	Total Collateral Held for Securities Loaned (cost $3,895,550)	3,895,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2016

Shares or Principal Amount	Short-Term Investments (6.5%)[k]	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.260%, 11/1/2016	$3,000,000
11,800,000	0.307%, 11/2/2016	11,799,929
5,000,000	0.325%, 11/14/2016[l]	4,999,640
800,000	0.300%, 11/21/2016	799,911
1,200,000	0.275%, 11/25/2016	1,199,840
1,400,000	0.250%, 11/30/2016	1,399,775
300,000	0.285%, 12/9/2016	299,934
	Thrivent Core Short-Term Reserve Fund
2,782,089	0.790%	27,820,890

	Total Short-Term Investments (cost $51,319,476)	51,319,919

	Total Investments (cost $816,641,329) 103.5%	$819,727,141

	Other Assets and Liabilities, Net (3.5%)	(27,558,935)

	Total Net Assets 100.0%	$792,168,206

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2016, the value of these investments was $151,632,286 or 19.1% of total net assets.

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2016.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2016.
g	All or a portion of the security is insured or guaranteed.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Fund as of October 31, 2016 was $70,446,645 or 8.9% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of October 31, 2016.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,048,475
American Tower Trust I, 3/15/2018	3/6/2013	1,000,000
Apidos CLO XVIII, 7/22/2026	6/25/2014	2,992,500
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,048,475
Bayview Opportunity Master Fund Trust, 7/28/2034	6/27/2014	1,422,815
Betony CLO, Ltd., 4/15/2027	2/25/2015	2,750,000
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,050,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,046,920
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	2,601,230
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,000,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,050,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	3,000,000
Commonbond Student Loan Trust, 6/25/2032	6/17/2015	786,959
DRB Prime Student Loan Trust, 10/27/2031	9/23/2015	3,170,147
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,050,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	1,251,603
FRS, LLC, 4/15/2043	4/10/2013	1,569,484
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/7/2016	3,200,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	3,345,980
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	1,802,618
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	1,796,078
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	2,400,000
NextGear Floorplan Master Owner Trust, 10/15/2019	11/3/2014	1,999,644
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,050,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,032,615
Race Point IX CLO, Ltd., 4/15/2027	2/13/2015	1,200,000
Selene Non-Performing Loans, LLC, 5/25/2054	5/23/2014	309,056
Symphony CLO VIII, Ltd., 1/9/2023	9/15/2014	2,791,940
TTX Company, 10/1/2023	9/19/2013	649,993
Voya CLO 3, Ltd., 7/25/2026	7/10/2014	3,045,425
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	457,715

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Fund as of October 31, 2016:

Securities Lending Transactions
Taxable Debt Security	$3,281,507
Common Stock	498,984

Total lending	$3,780,491
Gross amount payable upon return of collateral for securities loaned	$3,895,550

Net amounts due to counterparty	$115,059

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2016	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2016	By:
/s/ David S. Royal
David S. Royal
President

Date: December 29, 2016	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer